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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HEALTHAXIS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)

Title of each class of securities to which transaction applies:
Common Stock, par value $0.10 per share, of Healthaxis Inc. ("Healthaxis Common Stock") Series B Convertible Preferred Stock, par value $1.00 per share, of Healthaxis Inc. ("Healthaxis Series B Preferred")

	(2)	Aggregate number of securities to which transaction applies: 10,900,000 shares of Healthaxis Common Stock 21,200,000 shares of Healthaxis Series B Preferred
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The filing fee was determined based upon the sum of (A) 10,900,000 shares of Healthaxis Common Stock multiplied by $0.46(1) and (B) 21,200,000 shares of Healthaxis Series B Preferred multiplied by $0.46(2). In accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.0000393 by the sum of the preceding sentence.

	(4)	Proposed maximum aggregate value of transaction: $14,766,000
	(5)	Total fee paid: $580.30 (to be shared by the parties)
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
(1)
The $0.46 value was determined by taking the average of the high and low sales price for Healthaxis Common Stock as reported on The NASDAQ Capital Market on October 20, 2008.

(2)
The $0.46 value was based upon the book value of Healthaxis Series B Preferred.

Dear Shareholder:

        You are cordially invited to attend the 2008 Annual Meeting of Shareholders ("Annual Meeting") of Healthaxis Inc. ("Healthaxis"), which will be held on                        , 2008, at                         , Central Standard Time, at its executive offices located at 7301 North State Highway 161, Suite 300, Irving, Texas 75039. The official Notice of Annual Meeting, together with a proxy statement and form of proxy, are enclosed. Please give this information your careful attention.

        A number of important matters will be considered at the Annual Meeting, including the approval of the issuance of shares of Healthaxis common stock and Series B Convertible Preferred Stock, and shares of common stock issuable upon the exercise of certain warrants and options to be assumed by Healthaxis, as contemplated by the Agreement and Plan of Merger, dated as of September 5, 2008, as amended on October 21, 2008, among Healthaxis, Outsourcing Merger Sub, Inc., a wholly-owned subsidiary of Healthaxis, and BPO Management Services, Inc.; approval of Articles of Amendment to Healthaxis' Amended and Restated Articles of Incorporation to change Healthaxis' name to "BPO Management Services, Inc." and to effect a reverse stock split; the approval of an increase in the number of shares authorized for issuance pursuant to the Healthaxis Inc. 2005 Stock Incentive Plan; and the election of directors. The Healthaxis board of directors unanimously recommends that you vote "FOR" the (a) approval of the issuance of shares of Healthaxis common stock and Series B Convertible Preferred Stock, and shares of common stock issuable upon the exercise of certain warrants and options to be assumed by Healthaxis; (b) approval of Articles of Amendment to Healthaxis' Amended and Restated Articles of Incorporation to change Healthaxis' name to "BPO Management Services, Inc." and to effect a reverse stock split; (c) approval of an increase in the number of shares authorized for issuance pursuant to the Healthaxis Inc. 2005 Stock Incentive Plan; and (d) the election of directors. The Healthaxis board of directors urges your careful consideration of these and any other matters to be presented at the Annual Meeting.

        Healthaxis invites all shareholders to attend the meeting in person. If you cannot be present, you may vote by mailing the enclosed proxy card or by other methods made available by your bank, broker or nominee. Voting by written proxy will ensure your representation at the Annual Meeting if you choose not to attend in person. Please review the instructions on the proxy card or the information forwarded by your bank, broker or nominee concerning your voting options. The shareholders attending the Annual Meeting may vote in person even if they have returned a proxy.

Sincerely,

James W. McLane Chairman	John M. Carradine Chief Executive Officer

 HEALTHAXIS INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON                        , 2008

TO THE SHAREHOLDERS OF HEALTHAXIS INC.:

        Healthaxis Inc. ("Healthaxis") will hold its Annual Meeting of Shareholders on                    , 2008, at            , Central Standard Time, at its executive offices located at 7301 North State Highway 161, Suite 300, Irving, Texas 75039, for the following purposes:

          1.     To consider and vote on a proposal to approve the issuance of shares of Healthaxis common stock, shares of Healthaxis Series B Convertible Preferred Stock, and shares of Healthaxis common stock issuable upon the exercise of certain warrants and options to be assumed by Healthaxis pursuant to the Agreement and Plan of Merger, dated as of September 5, 2008, and amended as of October 21, 2008, among Healthaxis, Outsourcing Merger Sub, Inc., a wholly-owned subsidiary of Healthaxis, and BPO Management Services, Inc., a Delaware corporation.

          2.     To consider and vote on a proposal to approve an amendment to Healthaxis' Amended and Restated Articles of Incorporation to change the name of Healthaxis to "BPO Management Services, Inc."

          3.     To consider and vote on a proposal to approve an amendment to Healthaxis' Amended and Restated Articles of Incorporation to permit the board of directors, at its discretion, at any time prior to Healthaxis' next annual meeting, to effect a reverse stock split of Healthaxis common stock at a ratio of not less than 1 for 3 and not more than 1 for 15.

          4.     To consider and vote on a proposal to approve an increase in the number of shares of Healthaxis common stock reserved for issuance under the Healthaxis Inc. 2005 Stock Incentive Plan by 3,000,000 shares.

          5.     To elect the five directors nominated in the joint proxy statement to serve until the next annual meeting of shareholders and until their successors are duly elected, assuming the merger closes within 30 days of the annual meeting.

          6.     To act upon such other matters as may properly come before the meeting.

        The board of directors has fixed the close of business on                    , 2008, as the record date for the determination of shareholders entitled to notice and to vote at the annual meeting. This joint proxy statement and the enclosed form of proxy are first being mailed to the Healthaxis shareholders on or about                    , 2008.

        YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER NOR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO VOTE BY COMPLETING, DATING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD OR BY OTHER MEANS MADE AVAILABLE BY YOUR BANK, BROKER OR NOMINEE. A SELF ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,
J. Brent Webb Secretary

Irving, Texas
                        , 2008

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF
PROXY MATERIALS

Our proxy materials relating to this annual meeting (notice of meeting, proxy statement, proxy card and annual report to stockholders) will also be available on our website at www.healthaxis.com.

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Page
Eligibility	157
Terms and Conditions of Options	157
Termination of the 2007 Plan	158
Changes in Capitalization and Reorganizations	158
Federal Tax Consequences	158
2007 Plan Benefits	159
Vote Required	159
Recommendation of the BPOMS Board of Directors	160
BPOMS EXECUTIVE COMPENSATION	160
Summary Compensation Table	160
Option Grants In Last Fiscal Year	161
Aggregated Option Exercises in Last Fiscal Year	161
Long-Term Incentive Plan Awards	161
Outstanding Equity Awards at the End of the year ended December 31, 2007	162
Directors' Compensation	163
Repricing of Options and SARs	163
Employment Agreements, Termination of Employment and Change-in-Control Arrangements	163
BPOMS EQUITY COMPENSATION PLAN INFORMATION	168
HEALTHAXIS SHAREHOLDER PROPOSALS	169
HEALTHAXIS HOUSEHOLDING INFORMATION	169
WHERE YOU CAN FIND MORE INFORMATION; INCORPORATION BY REFERENCE	170
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS	171
INDEX TO FINANCIAL STATEMENTS	177
ANNEXES
Annex A—Agreement and Plan of Merger, dated as of September 5, 2008, among Healthaxis Inc., Outsourcing Merger Sub, Inc. and BPO Management Services, Inc. (not including exhibits or schedules)
Annex B—Amendment to Agreement and Plan of Merger, dated as of October 21, 2008, among Healthaxis Inc., Outsourcing Merger Sub, Inc. and BPO Management Services, Inc.
Annex C—Westlake Securities, Inc. Opinion to the Board of Directors of Healthaxis Inc.
Annex D—Affirmation Letter of Westlake Securities, Inc.
Annex E—Form of Healthaxis Voting Agreement
Annex F—Form of BPOMS Voting Agreement
Annex G—Certificate of Designation of Series B Convertible Preferred Stock of Healthaxis Inc.
Annex H—Certificate of Amendment to Healthaxis Articles of Incorporation to Effect Name Change
Annex I—Certificate of Amendment to Healthaxis Articles of Incorporation to Effect Reverse Stock Split
Annex J—Healthaxis Inc. 2005 Stock Incentive Plan, including the first amendment thereto
Annex K—Section 262 of the Delaware General Corporation Law
Annex L—BPO Management Services, Inc. 2007 Stock Incentive Plan
Annex M—Healthaxis Amended and Restated Articles of Incorporation, as amended
Annex N—Second Amended and Restated Bylaws of Healthaxis Inc., as amended

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 SUMMARY

        The following is a summary that highlights information contained in this joint proxy statement. This summary may not contain all of the information that is important to you. For a more complete description of the merger agreement and the transactions contemplated by the merger agreement, Healthaxis Inc. and BPO Management Services, Inc. encourage you to read carefully this entire joint proxy statement, including the attached annexes. Unless stated otherwise, all references in this joint proxy statement to Healthaxis are to Healthaxis Inc., a Pennsylvania corporation; all references to BPOMS are to BPO Management Services, Inc., a Delaware corporation; all references to Merger Sub are to Outsourcing Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Healthaxis; and all references to the merger agreement are to the Agreement and Plan of Merger, dated as of September 5, 2008, and except where the context otherwise requires, to the amendment thereof dated October 21, 2008, among Healthaxis, Merger Sub, and BPOMS, which original agreement is attached hereto as Annex A and which amendment is attached hereto as Annex B. We have included page references to direct you to a more complete description of the topics presented in this summary. Please note that except under Healthaxis Proposal 3: Approval of the Reverse Stock Split, all share numbers presented in this joint proxy statement do not reflect the impact of the contemplated reverse stock split.

The Parties to the Merger (Page 96)

Healthaxis Inc.
7301 North State Highway 161, Suite 300
Irving, Texas 75039

        Healthaxis is a technology-enhanced provider of fully integrated solutions and services for health benefit administrators and health insurance claim processors. These solutions, which are comprised of software products and related business process services, are designed to assist health insurance payers, third party administrators, preferred provider organizations, and self-administered employer groups provide enhanced claims related services to members, employees, employers and providers at lower cost. These services are provided through the application of Healthaxis' flexible technology on an application service provider, or ASP, basis. These technology solutions are complemented by Healthaxis' web-based capabilities and business process outsourcing, or BPO, services, which are offered to its ASP clients and on a stand-alone basis. BPO solutions include the capture, imaging, storage and retrieval of paper and electronic claims, attachments, and related correspondence, in addition to rules-based claims pre-adjudication and editing and automated PPO routing (via electronic data interchange) and repricing. Healthaxis uses its expertise in health insurance operations to customize services to meet the specific needs of its customers and to produce value for those customers by tapping unrealized potential in the customers' operations to achieve best results.

Outsourcing Merger Sub, Inc.
7301 North State Highway 161, Suite 300
Irving, Texas 75039

        Merger Sub is a Delaware corporation and a wholly-owned subsidiary of Healthaxis. Merger Sub was organized solely for the purpose of entering into the merger agreement and consummating the transactions contemplated by the merger agreement. It has not conducted any activities to date other than activities incidental to its formation and in connection with the transactions contemplated by the merger agreement. Under the terms of the merger agreement, Merger Sub will merge with and into BPOMS. BPOMS will survive the merger and Merger Sub will cease to exist.

BPO Management Services, Inc.
1290 N. Hancock Street
Suite 200
Anaheim Hills, California 92807

        BPOMS provides BPO services to middle market enterprises throughout North America. BPO refers to the hand-off of financial, IT, human resources, claims processing or other support transactions to outside suppliers and is typically done to reduce cost and/or improve the performance of that process. Cost savings can be significant and typically yield cost reductions of 30% or greater, compared to performing this same function in-house. BPOMS' business strategy is to become the leading provider of BPO services to middle market enterprises by offering the same comprehensive suite of services to middle market companies at a lower cost, as the higher priced and less responsive Tier-1 providers, such as IBM, Accenture and EDS, offer Global 1000 companies.

        BPOMS seeks multi-year, recurring revenue BPO service contracts with middle market enterprises and believes that the middle market offers shorter sales cycles, quicker implementation of services, and greater opportunity for continued growth and margin than the more traditional Tier 1 marketplace. The BPOMS target market is middle market companies with revenues in the range of $100 million to $3 billion and employee populations of 100 to 7,000. BPOMS believes that there are approximately 50,000 businesses throughout North America that meet these criteria. BPOMS believes that middle market companies spend more per employee on back-office services (such as healthcare, IT services, employee benefits and payroll) than their larger counterparts, and receive fewer benefits and less service in return. By outsourcing back-office business functions, these companies can obtain better functionality and breadth of service at a lower total cost, allowing them to compete effectively with their larger counterparts. BPOMS believes that the current middle market penetration in BPO is very low with significant demand building, creating an opportunity for material growth in a very large marketplace.

        The fundamental drivers of middle market BPO decisions are bottom line cost savings and improved business performance (i.e. faster response times, higher availability and improved business recovery/compliance capability). Back-office business functions, when performed in-house, typically create needless expense, regulatory/compliance concerns and result in reduced business performance. BPOMS enables middle market companies to gain access to benefits previously only available to the exclusive group of Global 1000 companies, significant bottom line cost savings, access to current technology, more efficient business processes, enhanced performance levels, variable pricing allowing expenses to grow/shrink with actual business volumes, reduced risk through better compliance/management controls and freeing up of internal resources, allowing them to focus on core business services.

        BPOMS believes it is very well positioned to benefit from current economic trends and continued consolidation in the BPO industry, and intends to achieve critical mass through organic growth and accretive acquisitions in order to position the company as a leading provider of BPO services for middle market enterprises.

The Merger and The Merger Stock Issuance (Page 28)

        The proposed transaction is the acquisition of Healthaxis by BPOMS pursuant to the merger agreement. The transaction, which we refer to as the merger, is structured as a reverse merger in which Merger Sub will merge with and into BPOMS, with BPOMS surviving as a subsidiary of Healthaxis. Pursuant to the terms of the merger agreement, Healthaxis will issue shares of its common stock and a new series of preferred stock designated as Healthaxis Series B Convertible Preferred Stock, referred to as Series B Preferred Stock, in exchange for the outstanding stock and certain warrants held by BPOMS securityholders, and will reserve shares of its common stock for issuance upon the exercise of options and certain warrants assumed by Healthaxis in the merger. All shares of Healthaxis Series B

Preferred Stock and shares of common stock issued or reserved for issuance pursuant to the terms of the merger agreement are referred to herein as the "Merger Stock Issuance." On a fully diluted as-converted basis, current BPOMS securityholders will own approximately 75% of the resulting public company, and current Healthaxis securityholders will own approximately 25% of the resulting public company.

Conversion of BPOMS Securities (Page 64)

        At the effective time of the merger, each of the following types of BPOMS outstanding securities will be converted into the Healthaxis securities set forth below, at the exchange ratios set forth below. These exchange ratios do not take into account the contemplated reverse stock split of Healthaxis common stock that is the subject of Healthaxis Proposal 3.

BPOMS Security	Exchange Ratio	Healthaxis Security
Common Stock	0.2467	Common Stock
Series A Preferred Stock	0.2773	Common Stock
Series B Preferred Stock	0.2467	Common Stock
Series C Preferred Stock	1.2868	Common Stock
Series D Preferred Stock	3.9475	Series B Preferred Stock
Series D-2 Preferred Stock	3.9475	Series B Preferred Stock
Series F Preferred Stock	6.1679	Series B Preferred Stock
Series C Penny Warrants	0.2467	Series B Preferred Stock
Series D Penny Warrants	0.2467	Series B Preferred Stock

        At the effective time of the merger, all warrants to purchase BPOMS common stock other than the penny warrants listed above will cease to represent the right to acquire shares of BPOMS common stock and will automatically convert into a warrant to acquire Healthaxis common stock. The number of shares of Healthaxis common stock and the exercise price of these warrants to purchase Healthaxis common stock will be adjusted at the 0.2467 exchange ratio.

Conversion of BPOMS Employee Stock Options (Page 65)

        At the effective time of the merger, all options to acquire shares of BPOMS common stock will cease to represent the right to acquire shares of BPOMS common stock and will be converted automatically into the right to acquire shares of Healthaxis common stock. The number of shares of Healthaxis common stock and the exercise price of such options to purchase Healthaxis common stock will be adjusted at the 0.2467 exchange ratio.

Recommendation of the Healthaxis Board of Directors and its Reasons for the Merger (Page 41)

        After careful consideration, the Healthaxis board of directors has

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  determined that the merger agreement and the transactions and other matters contemplated thereby are advisable and in the best interests of Healthaxis and its shareholders;

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  approved the merger agreement and the transactions and other matters contemplated thereby, including without limitation the Merger Stock Issuance; and

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  recommended that Healthaxis' shareholders vote "FOR" the Merger Stock Issuance pursuant to the terms of the merger agreement.

For the factors considered by the Healthaxis board of directors in reaching its decision, see "Healthaxis Proposal 1 and BPOMS Proposal 1: The Merger and the Merger Stock Issuance—Recommendation of the Healthaxis Board of Directors and its Reasons for the Merger."

Recommendation of the BPOMS Board of Directors and its Reasons for the Merger (Page 50)

        After careful consideration, the BPOMS board of directors has

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  determined that the merger agreement and the transactions and other matters contemplated thereby are advisable and in the best interests of BPOMS and its stockholders;

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  approved the merger agreement and the transactions and other matters contemplated thereby; and

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  recommended that BPOMS' stockholders vote "FOR" adoption of the merger agreement.

For the factors considered by the BPOMS board of directors in reaching its decision, see "Healthaxis Proposal 1 and BPOMS Proposal 1: The Merger and the Merger Stock Issuance—Recommendation of the BPOMS Board of Directors and its Reasons for the Merger."

Opinion of Westlake Securities (Page 50 and Annexes C and D)

        Westlake Securities, LLC, referred to as Westlake, has delivered its opinion to the Healthaxis board of directors that, as of the date of its opinion and based upon and subject to the factors and assumptions set forth therein, the share exchange originally as set forth in the merger agreement (prior to the amendment thereto) is fair, from a financial perspective, to Healthaxis and the holders of the outstanding capital stock of Healthaxis. Westlake affirmed its opinion in an affirmation letter. On October 21, 2008, Healthaxis and BPOMS amended the terms of the merger agreement to provide, in part, that the equity ownership in the post-merger combined public company would be allocated 75% to BPOMS securityholders and 25% to Healthaxis securityholders, rather than 80% to BPOMS securityholders and 20% to Healthaxis securityholders (on a fully-diluted as-converted basis). The opinion of Westlake does not address this enhancement of the terms of the merger agreement to Healthaxis securityholders.

        The full text of the written opinion of Westlake dated July 29, 2008, and the letter affirming its opinion dated September 5, 2008, which set forth the procedures followed, limitations on the review undertaken, matters considered and assumptions made in connection with such opinion are attached as Annexes C and D to this joint proxy statement. Healthaxis recommends that you read the opinion and the affirmation letter carefully in their entirety.

Directors and Executive Officers of Healthaxis after the Merger (Page 54)

        The individuals named under Healthaxis Proposal 5 have been nominated to serve as Healthaxis directors, subject to the condition that the closing of the merger occur within 30 days of the Healthaxis annual meeting. Four of Healthaxis' senior management employees have entered into new employment agreements with BPOMS, which employment agreements will become effective upon the closing of the merger.

Headquarters of Healthaxis After the Merger (Page 54)

        The corporate headquarters of Healthaxis after the merger will be 1290 N. Hancock Street, Suite 200, Anaheim Hills, California.

Ownership of Healthaxis after the Merger (Page 54)

        Based on the fixed exchange ratios in the merger agreement, without taking into account the contemplated reverse stock split or the increase to the shares reserved for issuance under the Healthaxis 2005 Stock Incentive Plan, at the closing of the merger Healthaxis would issue approximately 5,109,100 shares of common stock and approximately 21,104,000 shares of Series B Preferred Stock to the stockholders of BPOMS, which on a fully-diluted, as-converted basis would represent 12% and 50% of Healthaxis' shares of common stock, respectively. The current Healthaxis shareholders would, after the closing of the merger, own 22% of Healthaxis fully-diluted shares of common stock. The remaining 16% of the Healthaxis fully-diluted shares of common stock would be shares of common stock reserved for the exercise of the BPOMS and Healthaxis options and warrants outstanding upon completion of the merger.

Interests of the Directors and Officers of Healthaxis in the Merger (Page 55)

        In considering the recommendation of the Healthaxis board of directors with respect to the merger agreement, Healthaxis shareholders should be aware that Healthaxis directors and executive officers have interests in the transactions contemplated by the merger agreement that may be different from, in addition to, or in conflict with, the interests of the Healthaxis shareholders generally.

        These interests include, among other things:

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  It is a condition to the closing of the merger that four senior management employees enter into new employment agreements with BPOMS.

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  All outstanding unvested shares of restricted stock held by Healthaxis officers will become fully vested as a result of the merger.

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  All current and former directors, officers and employees of Healthaxis will be indemnified by Healthaxis with respect to their acts and omissions prior to the effective time of the merger.

Interests of the Directors and Officers of BPOMS in the Merger (Page 57)

        The completion of the merger will result in the acceleration of the vesting of all options to purchase BPOMS stock held by Patrick Dolan, BPOMS' Chairman of the Board and Chief Executive Officer, James Cortens, BPOMS' President and a director, and Donald Rutherford, BPOMS' Chief Financial Officer, including the options to be granted as described below and under "BPOMS Proposal 2: Approval of Amendment to the BPOMS 2007 Stock Incentive Plan—2007 Plan Benefits." (See "BPOMS Executive Compensation—Outstanding Equity Awards at the End of the Year Ended December 31, 2007", and "BPOMS Proposal 2: Approval of Amendment to the BPOMS 2007 Stock Incentive Plan—2007 Plan Benefits"). In considering the recommendation of the BPOMS board of directors with respect to the adoption of the merger, you should be aware of the foregoing, which constitutes an interest in the merger that these directors and executive officers of BPOMS have that is in addition to the interests of BPOMS' stockholders generally. This interest may present these directors and executive officers with actual or potential conflicts of interest. The BPOMS board of directors was aware of this interest and considered it, among other matters, in approving the merger and approving and adopting the merger agreement.

        If BPOMS Proposal 2 is approved, then Patrick Dolan is expected to receive a stock option grant of 3,500,000 BPOMS shares of common stock and James Cortens is expected to receive a stock option grant of 2,500,000 BPOMS shares of common stock. These BPOMS options would then be subject to exchange in the merger at the exchange ratio (and subject to further adjustment for the reverse split if completed). Additionally, all current and former directors, officers and employees of BPOMS will be indemnified by BPOMS with respect to their acts and omissions prior to the effective time of the merger.

Healthaxis Voting Agreements (Page 61)

        Tak Investments, Inc., LB I Group Inc. and Lewis Opportunity Fund LP, which collectively hold 59% of the outstanding shares of Healthaxis common stock as of the record date, have each entered into a voting agreement under which they agree to vote all of the shares of Healthaxis common stock that they own in favor of the Merger Stock Issuance pursuant to the terms of the merger agreement, the reverse stock split, Healthaxis' name change, the increase in the number of shares reserved for issuance under the Healthaxis Inc. 2005 Stock Incentive Plan, the director nominees and any other matter that could reasonably be expected to facilitate the transactions contemplated by the merger agreement, and against any competing transactions proposed to the Healthaxis shareholders. Under the terms of the voting agreements, the parties thereto have further agreed that they will not sell, transfer or otherwise dispose of shares of Healthaxis common stock, and if they acquire any additional shares, such shares will also be subject to the voting agreement. Each party to a voting agreement has agreed that its obligations thereunder continue to apply to the merger agreement, as amended on October 21, 2008. A form of Healthaxis voting agreement is attached to this joint proxy statement as Annex E.

BPOMS Voting Agreements (Page 62)

        The merger cannot be completed unless the holders of the following outstanding shares of BPOMS stock as of the record date vote in favor of adopting the merger agreement: (a) a majority of the shares of common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, (b) a majority of the shares of each of the Series A Preferred Stock and Series C Preferred Stock, each voting as a separate class, and (c) 66% of the shares of each of the Series D Preferred Stock and Series D-2 Preferred Stock, each voting as a separate class. Holders of approximately 63%, 79%, 95% and 8% of the outstanding BPOMS Series B Preferred Stock, Series D Preferred Stock, Series D-2 Preferred Stock and common stock, respectively, have executed voting agreements agreeing to vote their BPOMS shares in favor of adopting the merger agreement, the merger, and any other matter that could reasonably be expected to facilitate the transactions contemplated by the merger agreement and against any competing transactions proposed to the BPOMS stockholders. These BPOMS stockholders have also irrevocably appointed Healthaxis representatives as proxies to vote their BPOMS shares in favor of adoption of the merger agreement. Under the terms of the voting agreements, the parties thereto have further agreed that they will not sell, transfer or otherwise dispose of shares of BPOMS common stock, and if they acquire any additional shares, such shares will also be subject to the voting agreement. Each party to a voting agreement has agreed that its obligations thereunder continue to apply to the merger agreement, as amended on October 21, 2008. A form of BPOMS voting agreement is attached to this joint proxy statement as Annex F. Although they have not executed voting agreements, certain members of BPOMS' management and other Series B Preferred Stock holders representing 100%, 100%, 37% and 45% of the outstanding BPOMS Series C Preferred Stock, Series A Preferred Stock, Series B Preferred Stock and common stock, respectively, have indicated that they plan to vote the shares that they own in favor of adoption of the merger agreement.

Rights of Holders of Healthaxis Series B Convertible Preferred Stock (Page 63)

        The holders of Series B Preferred Stock would not be entitled to general voting rights. However, for so long as a specified number of shares of Series B Preferred Stock are outstanding, the holders of Series B Preferred Stock would be entitled to vote as a class, and therefore have veto rights on the sale of Healthaxis, changes in capitalization, repurchases of stock, and other matters. For so long as a specified number of shares of Series B Preferred Stock are outstanding, the holders of Series B Preferred Stock would have the right to elect one director.

        Upon liquidation, the holders of Series B Preferred Stock would be entitled to receive an aggregate liquidation preference of $24.4 million prior to the receipt of any value by the holders of Healthaxis common stock or other junior stock. The holders of Series B Preferred Stock would also be entitled to a preferential redemption equal to the liquidation preference amount plus dividends in the event of a "major transaction" or a "triggering event," as defined in the Certificate of Designation relating to the Series B Preferred Stock (which is attached to this joint proxy statement as Annex G).

        Holders of Series B Preferred Stock would be able to convert their shares into shares of Healthaxis common stock at any time and, under some circumstances, the Series B Preferred Stock will be automatically converted into Healthaxis common stock on the earlier to occur of 18 months after the closing of the merger and the 30th consecutive day that the Healthaxis common stock is quoted at or above a specified closing bid price. Initially, the Series B Preferred Stock would convert on a one-to-one basis, subject to adjustment.

Continued NASDAQ Listing of Shares of Healthaxis Common Stock (Page 61)

        In accordance with the rules of The NASDAQ Stock Market, the merger will be deemed a "reverse merger" because Healthaxis will be combining its operations with the operations of a non-NASDAQ entity and will experience a "change of control." As a result, in order for Healthaxis to retain its listing on The NASDAQ Capital Market, it is required to submit an initial listing application and satisfy the initial listing standards of The NASDAQ Capital Market. At this time, it is not clear whether Healthaxis can satisfy these standards, so it may be necessary to take additional steps if Healthaxis desires to remain listed on The NASDAQ Capital Market. Under the terms of the merger agreement, Healthaxis and BPOMS are required to coordinate their efforts to pursue such listing, but obtaining the listing is not a condition to closing the merger. If the Healthaxis common stock does not qualify for listing on The NASDAQ Capital Market, Healthaxis expects that its shares would trade on the OTC Bulletin Board.

Cessation of Trading of BPOMS Common Stock on OTC Bulletin Board (Page 61)

        BPOMS common stock currently trades on the OTC Bulletin Board. At the effective time of the merger, trading of BPOMS common stock will cease.

Dissenters' Right of Appraisal (Page 86)

        Under Delaware law, BPOMS stockholders who do not vote in favor of adopting the merger agreement are entitled to appraisal rights in connection with the merger and to receive the fair value of their shares in cash rather than shares of Healthaxis stock as specified in the merger agreement. If a BPOMS stockholder properly requests appraisal, the fair value of his or her BPOMS shares will be determined by the Delaware Court of Chancery and may be less than or greater than the value of the Healthaxis shares to be received by BPOMS stockholders who do not seek appraisal. This right to appraisal is subject to a number of restrictions and technical requirements. If a BPOMS stockholder fails to strictly comply with all of the restrictions and requirements, he or she will lose his or her appraisal rights. Generally, in order to exercise appraisal rights, a BPOMS stockholder must:

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  send a written demand to BPOMS for appraisal in compliance with the Delaware General Corporation Law before the proposal to adopt the merger agreement is voted on;

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  not vote in favor of adopting the merger agreement; and

  •
  continuously hold his or her BPOMS shares from the date the demand for appraisal is made through the completion of the merger.

        Merely voting against the merger will not protect a BPOMS stockholder's rights to an appraisal. The requirements under Delaware law for exercising appraisal rights are described in further detail in the section of this joint proxy statement entitled "Dissenters' Right of Appraisal." The complete text of Section 262 of the Delaware General Corporation Law is attached as Annex K to this joint proxy statement.

        If a BPOMS stockholder votes in favor of adopting the merger agreement, such stockholder will waive its right to seek appraisal of its shares of BPOMS stock under Delaware law.

Conditions to the Closing of the Merger (Page 74)

        Before the parties can complete the merger, a number of conditions must be satisfied, including:

  •
  required approval by the shareholders of Healthaxis and stockholders of BPOMS;

  •
  the completion of the Healthaxis pre-merger steps as described herein;

  •
  the completion of the BPOMS pre-merger steps as described herein;

  •
  BPOMS entering into employment agreements with the four senior management employees of Healthaxis;

  •
  the performance by each of the parties of its covenants under the merger agreement;

  •
  the receipt by Healthaxis and BPOMS of all consents or approvals required under third-party contracts;

  •
  the accuracy of the parties' representations and warranties in the merger agreement, except to the extent that any changes making such representations and warranties not true or correct would not constitute a material adverse effect;

  •
  the absence of the occurrence prior to the closing of the merger of a material adverse effect suffered by either party;

  •
  the termination of Healthaxis' agreements with LB I Group Inc. and Tak Investments, Inc.;

  •
  the election of the individuals designated by BPOMS to serve as directors of Healthaxis after the closing of the merger; and

  •
  Healthaxis not being in default under the terms of its loan agreement with Silicon Valley Bank, it being entitled to continue to draw on the working capital credit facility under such loan agreement and it having obtained Silicon Valley Bank's consent to the merger.

Regulatory Approvals Required for the Merger (Page 60)

        Except for the filing of a certificate of merger in Delaware at or before the effective date of the merger, the parties are unaware of any material federal, state or foreign regulatory requirements or approvals required for the execution of the merger agreement or completion of the merger.

No Solicitation of Transactions (Page 71)

        The merger agreement restricts BPOMS' and Healthaxis' ability to solicit or engage in discussions or negotiations with third parties regarding specified transactions involving Healthaxis or BPOMS. Notwithstanding these restrictions, under certain limited circumstances required by the board of directors of Healthaxis or BPOMS to comply with their respective fiduciary duties, the board of directors of Healthaxis or BPOMS may respond to an unsolicited written bona fide proposal for an alternative acquisition, change its recommendation of the merger and terminate the merger agreement and enter into an agreement with respect to a superior proposal after paying the termination fee specified in the merger agreement.

Termination of Merger Agreement (Page 75)

        Healthaxis, BPOMS and Merger Sub may agree in writing to terminate the merger agreement at any time without completing the merger, even after the required approval of the shareholders of Healthaxis and stockholders of BPOMS has been obtained. The merger agreement may also be terminated at any time prior to the effective time of the merger in certain other circumstances, including:

  •
  by either Healthaxis or BPOMS, if:

  •
  any governmental authority has taken action permanently restraining, enjoining or otherwise prohibiting the merger;

  •
  the board of directors of Healthaxis or BPOMS fails to make, withdraws or modifies adversely to the other party its approval or recommendation of the merger agreement, or Healthaxis or BPOMS enters into a definitive agreement providing for the implementation of a "superior offer" in compliance with the non-solicitation provisions set forth in the merger agreement;

    •
    the merger has not closed on or before January 31, 2009; provided that this right to terminate is not available to any party whose failure to fulfill any obligation under the merger agreement has been the cause of the failure of the merger to close on or before such date;

    •
    the common shareholders of Healthaxis or stockholders of BPOMS have failed to approve the merger agreement and the transactions contemplated thereby; or

    •
    either Healthaxis or BPOMS becomes unable to pay its liabilities as they become due or seeks protection under bankruptcy or similar laws.

  •
  by Healthaxis, if:

  •
  BPOMS breaches any representation, warranty, covenant or agreement in any material respect, and such breach or failure is not timely cured;

  •
  BPOMS fails to obtain any third party consents required in order to enable BPOMS to close the merger; or

  •
  BPOMS suffers a material adverse effect.

  •
  by BPOMS, if:

  •
  Healthaxis breaches any representation, warranty, covenant or agreement in any material respect, and such breach or failure is not timely cured;

  •
  Healthaxis fails to obtain any third party consents required in order to enable Healthaxis to close the merger; or

  •
  Healthaxis suffers a material adverse effect.

Fees and Expenses (Page 75)

        Healthaxis shall pay BPOMS a termination fee of $500,000 if the merger agreement is terminated:

  •
  by BPOMS as a result of Healthaxis' or Merger Sub's breach of any representation, warranty, covenant or agreement contained in the merger agreement in any material respect (which is not timely cured); or

  •
  by BPOMS or Healthaxis as a result of the Healthaxis board of directors failing to make, withdrawing or modifying adversely to BPOMS its approval or recommendation of the merger agreement, or Healthaxis entering into a definitive agreement providing for the implementation of a superior offer at any time prior to October 27, 2008.

        Healthaxis shall pay BPOMS a termination fee of $1.0 million if the merger agreement is terminated:

  •
  by BPOMS or Healthaxis as a result of the Healthaxis board of directors failing to make, withdrawing or modifying adversely to BPOMS its approval or recommendation of the merger agreement, or Healthaxis entering into a definitive agreement providing for the implementation of a superior offer at any time on or after October 27, 2008; or

  •
  by Healthaxis after January 31, 2009 and if, prior to January 31, 2009, the Healthaxis board of directors received an "acquisition proposal" from another party and if Healthaxis then completes an acquisition transaction with that party at any time on or before December 31, 2009.

        BPOMS shall pay Healthaxis a termination fee of $500,000 if the merger agreement is terminated:

  •
  by Healthaxis as a result of BPOMS' breach of any representation, warranty, covenant or agreement contained in the merger agreement in any material respect (which is not timely cured); or

  •
  by Healthaxis or BPOMS as a result of the BPOMS board of directors failing to make, withdrawing or modifying adversely to Healthaxis its approval or recommendation of the merger agreement, or BPOMS entering into a definitive agreement providing for the implementation of a superior offer at any time prior to October 27, 2008.

        BPOMS shall pay Healthaxis a termination fee of $1.0 million if the merger agreement is terminated by BPOMS or Healthaxis as a result of the BPOMS board of directors failing to make, withdrawing or modifying adversely to Healthaxis its approval or recommendation of the merger agreement, or BPOMS entering into a definitive agreement providing for the implementation of a superior offer at any time on or after October 27, 2008.

Certain Material United States Federal Income Tax Consequences (Page 58)

        The merger has been structured to qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Assuming the merger qualifies as such a reorganization, holders of BPOMS common stock whose shares of BPOMS common stock are exchanged in the merger for shares of Healthaxis common stock will not recognize gain or loss for U.S. federal income tax purposes.

        Tax matters are very complicated, and the tax consequences of the merger to each BPOMS stockholder will depend on such stockholder's particular facts and circumstances. BPOMS stockholders should consult their tax advisors to understand fully the tax consequences to them of the merger.

Accounting Treatment (Page 60)

        BPOMS will be the accounting acquirer, with the merger transaction reflected as a reverse acquisition.

Comparison of Rights of Healthaxis and BPOMS Shareholders (Page 88)

        As a result of the merger, all outstanding shares of BPOMS common stock will be converted into shares of Healthaxis common stock. Because BPOMS is a corporation organized under the laws of Delaware and Healthaxis is a corporation organized under the laws of Pennsylvania, there are material differences between the rights of Healthaxis shareholders and BPOMS stockholders. These differences, as well as certain differences between the charters and bylaws of Healthaxis and BPOMS, are described in detail under "Comparison of the Rights of Healthaxis Shareholders and BPOMS Stockholders."

The Healthaxis Annual Meeting (Page 22)

        Healthaxis will hold its annual meeting on                        , 2008 at        Central Standard Time, at its executive offices located at 7301 North State Highway 161, Suite 300, Irving, Texas 75039. At the Healthaxis annual meeting, shareholders will be asked to:

  •
  consider and vote on a proposal to approve the issuance of shares of Healthaxis common stock, shares of Healthaxis Series B Convertible Preferred Stock, and shares of Healthaxis common stock issuable upon the exercise of certain warrants and options to be assumed by Healthaxis, pursuant to the Agreement and Plan of Merger, dated as of September 5, 2008, and amended as of October 21, 2008, among Healthaxis, Outsourcing Merger Sub, Inc., a wholly-owned subsidiary of Healthaxis, and BPO Management Services, Inc., a Delaware corporation.

  •
  consider and vote on a proposal to approve an amendment to Healthaxis' Amended and Restated Articles of Incorporation to change the name of Healthaxis to "BPO Management Services, Inc."

  •
  consider and vote on a proposal to approve an amendment to Healthaxis' Amended and Restated Articles of Incorporation to permit the board of directors, at its discretion, at any time prior to Healthaxis' next annual meeting, to effect a reverse stock split of Healthaxis common stock at a ratio of not less than 1 for 3 and not more than 1 for 15.

  •
  consider and vote on a proposal to approve an increase in the number of shares of Healthaxis common stock reserved for issuance under the Healthaxis Inc. 2005 Stock Incentive Plan by 3,000,000 shares.

  •
  elect the five directors nominated in this joint proxy statement to serve until the next annual meeting of the Healthaxis shareholders and until their successors are duly elected, assuming the merger closes within 30 days of the annual meeting.

  •
  act upon such other matters as may properly come before the meeting.

        Healthaxis shareholders are entitled to vote at the Healthaxis annual meeting if they owned shares of Healthaxis common stock at the close of business on                        , 2008, the record date for the annual meeting. Each Healthaxis shareholder will have one vote for each share of Healthaxis common stock that is owned on the record date. As of the record date, there were             shares of Healthaxis common stock outstanding and entitled to vote.

        The election of directors will be determined by plurality vote. Approval of all other matters properly brought before the annual meeting requires the affirmative vote of a majority of the votes cast on the proposal. A failure to vote your shares of Healthaxis common stock, an abstention or broker non-vote will have no effect on the outcome of the proposals. Approval of Healthaxis Proposal 1 is conditioned upon approval of Healthaxis Proposals 2, 3, 4 and 5, and none of Healthaxis Proposals 2, 4 or 5 will be effected if Proposal 1 is not approved. Healthaxis Proposal 3 regarding the reverse stock split is not conditioned upon the approval of any other Healthaxis proposal. Healthaxis shareholders which collectively hold 59% of the outstanding shares of Healthaxis common stock as of the record date have entered into voting agreements pursuant to which they have agreed to vote all shares of Healthaxis common stock that they own in favor of Healthaxis Proposals 1, 2, 3, 4 and 5.

        In order for a quorum to be present at the annual meeting, a majority of the outstanding shares of common stock entitled to vote as of the close of business on the record date must be present in person or represented by proxy at the annual meeting. All such shares that are present in person or represented by proxy at the annual meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes.

The BPOMS Special Meeting (Page 25)

        BPOMS will hold a special meeting of its stockholders at its headquarters, located at 1290 N. Hancock Street, Suite 200, Anaheim Hills, California 92807 on                        , 2008, at         a.m. Pacific Standard Time. At the BPOMS special meeting, stockholders will be asked to:

  •
  consider a proposal to adopt the Agreement and Plan of Merger dated as of September 5, 2008, and amended as of October 21, 2008, by and among BPOMS, Healthaxis Inc. and Outsourcing Merger Sub, Inc., a wholly owned subsidiary of Healthaxis, pursuant to which Outsourcing Merger Sub, Inc. will merge with and into BPOMS, and the outstanding stock of BPOMS will be converted into the right to receive shares of Healthaxis stock.

  •
  consider a proposal to amend the BPOMS 2007 Stock Incentive Plan to increase the aggregate number of shares reserved for issuance under that Plan from 4,666,667 shares to 12,300,000 shares.

  •
  transact such other business as may properly come before the special meeting or any postponement or adjournment of the special meeting.

        The holders of BPOMS common stock, BPOMS Series A Preferred Stock, BPOMS Series B Preferred Stock and BPOMS Series C Preferred Stock, Series D Preferred Stock, and Series D-2 Preferred Stock are entitled to vote at the BPOMS special meeting if they owned shares of BPOMS stock at the close of business on                        , 2008, the record date for the special meeting. Each BPOMS stockholder (other than holders of shares of Series F Preferred Stock, who hold no voting rights with respect to the matters to be acted upon at the special meeting) will have one vote for each share of BPOMS stock that is owned as of the record date. As of the record date, there were 12,671,034 shares of BPOMS common stock, 1,608,612 shares of BPOMS Series A Preferred Stock, 1,449,204 shares of BPOMS Series B Preferred Stock, 916,666 shares of BPOMS Series C Preferred Stock, 1,427,084 shares of Series D Preferred Stock and 1,312,501 shares of Series D-2 Preferred Stock outstanding and entitled to vote. The presence, in person or by proxy, at the special meeting of the holders of a majority of the BPOMS common stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, and Series D-2 Preferred Stock taken together, is necessary to constitute a quorum at the meeting.

        The merger cannot be completed unless the holders of the following outstanding shares of BPOMS as of the record date vote in favor of adopting the merger agreement: (a) a majority of the shares of BPOMS common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, (b) a majority of the shares of each of the Series A Preferred Stock, and Series C Preferred Stock, each voting as a separate class, and (c) 66% of the shares of each of the Series D Preferred Stock and Series D-2 Preferred Stock, each voting as a separate class. Holders of approximately 63%, 79%, 95% and 8% of the outstanding BPOMS Series B Preferred Stock, Series D Preferred Stock, Series D-2 Preferred Stock and common stock, respectively, have executed voting agreements agreeing to vote their BPOMS shares in favor of adopting the merger agreement, the merger, and any other matter that could reasonably be expected to facilitate the transactions contemplated by the merger agreement and against any competing transactions proposed to the BPOMS stockholders. These BPOMS stockholders have also irrevocably appointed Healthaxis representatives as proxies to vote their BPOMS shares in favor of adoption of the merger agreement. Further BPOMS' management and other Series B Preferred Stock holders representing 100%, 100%, 37% and 45% of the outstanding BPOMS Series C Preferred Stock, Series A Preferred Stock, Series B Preferred Stock and common stock, respectively, have indicated that they plan to vote the shares that they own in favor of adoption of the merger agreement. Consequently, the voting agreements and managements' anticipated votes effectively ensure that the required approval by BPOMS stockholders will be obtained, regardless of whether or how other BPOMS stockholders vote their shares. This is true even if the BPOMS board of directors withdraws or modifies its unanimous recommendation that BPOMS stockholders vote in favor of adoption of the merger agreement.

        The approval of the amendment of the BPOMS 2007 Stock Incentive Plan will require the affirmative vote of the holders of a majority of the shares of the BPOMS common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock present in person or represented by proxy at the meeting.

 QUESTIONS AND ANSWERS ABOUT THE MEETINGS, THE MERGER AND
THE MERGER STOCK ISSUANCE

        The following questions and answers address briefly some questions you may have regarding the meetings and the proposals to be voted on at the meetings. These questions and answers may not address all questions that may be important to you as a shareholder of Healthaxis or stockholder of BPOMS. Please refer to the more detailed information contained elsewhere in this joint proxy statement, the annexes to this joint proxy statement and the documents referred to in this joint proxy statement.

Q:
Why am I receiving this joint proxy statement?

A:
Healthaxis and BPOMS agreed that BPOMS will acquire Healthaxis pursuant to the terms of the merger agreement that is described in this joint proxy statement and attached as Annex A and the amendment thereto attached as Annex B.

In order to complete the merger, Healthaxis shareholders and BPOMS stockholders must vote to approve these respective proposals:

  •
  Healthaxis shareholders must approve the Merger Stock Issuance. Pursuant to the Marketplace Rules of The NASDAQ Stock Market, shareholder approval is required when the issuance of shares may exceed 20% of the outstanding shares of Healthaxis common stock prior to the merger or when the issuance of shares will result in a change of control of Healthaxis. Healthaxis shareholders must also approve Healthaxis Proposals 2, 3, 4 and 5 related to the change of Healthaxis' name, the reverse stock split, an increase in the number of shares reserved for issuance under the Healthaxis Inc. 2005 Stock Incentive Plan and the election of directors assuming the merger closes within 30 days of the Healthaxis annual meeting.

  •
  BPOMS stockholders must approve and adopt the merger agreement and approve the increase in the number of shares reserved for issuance under the BPOMS 2007 Stock Incentive Plan.

  Healthaxis and BPOMS will hold separate shareholders' meetings to obtain these approvals.

  This joint proxy statement contains important information about the merger and the meetings of the respective shareholders of Healthaxis and BPOMS, and you should read it carefully. The enclosed voting materials allow you to vote your shares without attending your respective shareholders' meeting.

  Your vote is important. The parties encourage you to vote as soon as possible.

Q:
What is the merger?

A:
Under the terms of the merger agreement, once the closing conditions under the merger agreement have been satisfied or waived, Merger Sub will merge with and into BPOMS. BPOMS will be the surviving corporation in the merger and will become a wholly-owned subsidiary of Healthaxis. Current BPOMS securityholders will own approximately 75% of the resulting public company on a fully-diluted as-converted basis.

Q:
What shares of Healthaxis stock will be issued?

A:
Pursuant to the terms of the merger agreement, Healthaxis will issue shares of its common stock and a new series of preferred stock designated as Healthaxis Series B Preferred Stock in exchange for the outstanding stock and certain warrants held by BPOMS securityholders, and will reserve shares of its common stock for issuance upon the exercise of options and certain warrants assumed by Healthaxis in the merger.

Q:
When and where is the Healthaxis annual meeting?

A:
Healthaxis will hold its annual meeting on                        ,                         , 2008, at                        , Central Standard Time at its executive offices located at 7301 North State Highway 161, Suite 300, Irving, Texas 75039.

Q:
When and where is the BPOMS special meeting?

A:
BPOMS will hold its special meeting on                                    ,                         , 2008, at            , Pacific Standard Time at its principal executive offices located at 1290 N. Hancock Street, Suite 200, Anaheim Hills, California 92807.

Q:
What do I need to do now?

A:
The parties urge you to read this joint proxy statement carefully, including its annexes, and to consider how the proposals affect you.

If you are a shareholder of record of Healthaxis as of the record date of the Healthaxis annual meeting, you can ensure that your shares are voted by attending the Healthaxis annual meeting and voting in person or by submitting your proxy via:

  •
  telephone, using the toll-free number listed on the enclosed proxy card (if you are a shareholder of record, meaning you hold stock in your name) or vote instruction card (if your shares are held in "street name," meaning that your shares are held in the name of a broker, bank or other nominee and your bank, broker or nominee makes telephone voting available);

  •
  the Internet, at the address provided on the enclosed proxy card (if you are a shareholder of record) or vote instruction card (if your shares are held in "street name" and your broker, bank or other nominee makes Internet voting available); or

  •
  mail, by completing, signing, dating and mailing each proxy card or vote instruction card and returning it in the envelope provided.

  If you are a stockholder of record of BPOMS as of the record date for the BPOMS special meeting, you can ensure that your shares are voted by attending the BPOMS special meeting and voting in person or by submitting your proxy by mail.

Q:
If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A:
Yes, but only if you provide instructions to your broker on how to vote. You should follow the instructions provided by your broker regarding how to instruct your broker to vote your shares. If you do not follow those instructions, your shares will not be voted. If you hold your shares in "street name" and wish to vote in person at your respective shareholder meeting, you must request a legal proxy from your broker.

Q:
Can I change my vote?

A:
Yes, you can change your vote at any time before your proxy is voted at your respective shareholders' meeting. If you are a shareholder of record, you may revoke your proxy:

  •
  by filing with or transmitting to the Corporate Secretary of Healthaxis or BPOMS, as applicable, at the respective principal executive offices, an instrument or transmission of revocation; or

    •
    by submitting a new proxy, dated after the date of the proxy being revoked; or

    •
    by attending your respective shareholders' meeting and voting your shares in person (you must vote in person; simply attending the meeting will not cause your proxy to be revoked).

  Please note that if you hold your shares in "street name" and you have instructed a broker to vote your shares, the above-described options for changing your vote will not apply, and instead you must follow the instructions received from your broker to change your vote.

Q:
What does it mean if I get more than one proxy card or vote instruction card?

A:
If your shares are registered differently or are in more than one account, you will receive more than one card. Please complete and return all of the proxy cards or vote instruction cards you receive (or submit your proxy by telephone or the Internet, if available to you) to ensure that all of your shares are voted.

Q:
What will happen if I return my proxy card without indicating how to vote?

A:
If you return your signed proxy card without indicating how to vote on any particular proposal, the Healthaxis or BPOMS stock represented by your proxy will be voted in accordance with the board of directors' recommendation on that proposal.

Q:
If I am a BPOMS stockholder, do I have dissenter's rights?

A:
Under Delaware law, BPOMS stockholders who do not vote in favor of adopting the merger agreement are entitled to appraisal rights in connection with the merger and to receive the fair value of their shares in cash rather than shares of Healthaxis stock as specified in the merger agreement. If you properly request appraisal, the fair value of your BPOMS shares will be determined by the Delaware Court of Chancery and may be less than or greater than the value of the Healthaxis shares to be received by BPOMS stockholders who do not seek appraisal. This right to appraisal is subject to a number of restrictions and technical requirements. If you fail to strictly comply with all of the restrictions and requirements, you will lose your appraisal rights. Generally, in order to exercise your appraisal rights, you must:

  •
  send a written demand to BPOMS for appraisal in compliance with the Delaware General Corporation Law before the proposal to adopt the merger agreement is voted on;

  •
  not vote in favor of adopting the merger agreement; and

  •
  continuously hold your BPOMS shares from the date you make the demand for appraisal through the completion of the merger.

  Merely voting against the merger will not protect your rights to an appraisal. The requirements under Delaware law for exercising appraisal rights are described in further detail in the section of this joint proxy statement entitled "Dissenters' Right of Appraisal." The complete text of Section 262 of the Delaware General Corporation Law is attached as Annex K to this joint proxy statement.

  If you vote in favor of adopting the merger agreement, you will waive your rights to seek appraisal of your shares of BPOMS stock under Delaware law.

Q:
Should I send in my BPOMS stock certificates now?

A:
No. BPOMS stockholders should not send in any stock certificates now. After the merger is completed, BPOMS' exchange agent will send former BPOMS common stockholders a letter of transmittal explaining what they must do to exchange their BPOMS stock certificates for the merger consideration payable to them. After the merger is completed, Healthaxis will mail a letter of transmittal and instructions to each former holder of any series of BPOMS' preferred stock and to each former BPOMS' Series C penny warrant holder and Series D penny warrant holder explaining what they must do to exchange their BPOMS stock certificate or warrants for the merger consideration payable to them.

  If you are a Healthaxis shareholder, you are not required to take any action with respect to your Healthaxis stock certificates; however, if the reverse stock split is effected, Healthaxis shareholders of record will receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in "street name" will not be required to take any further action to effect the exchange of their certificates. No new certificates will be issued to a Healthaxis shareholder until the shareholder has surrendered the shareholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

Q:
Who can help answer my other questions?

A:
If you have more questions about any of the proposals to be voted upon at your respective shareholders' meeting, or if you need assistance in submitting your proxy or voting your shares or need additional copies of the joint proxy statement or the enclosed proxy card, you should contact:

If you are a Healthaxis shareholder:	If you are a BPOMS stockholder:
J. Brent Webb 7301 N. State Highway 161, Suite 300 Irving, TX 75039 972-443-5000	James Cortens 1290 N. Hancock Street, Suite 200 Anaheim Hills, CA 92807 714-974-2670

 SELECTED HISTORICAL AND PRO FORMA FINANCIAL DATA

        The following selected historical financial information of Healthaxis and BPOMS has been derived from their respective historical financial statements and should be read together with such consolidated financial statements and the notes thereto included in this joint proxy statement.

Selected Historical Financial Data of Healthaxis

	Six Months Ended June 30,		Year Ended December 31,
	2008	2007	2007	2006	2005	2004	2003
	(In thousands, except per share data)
Statement of Operations Data:
Revenue	$7,939	$8,214	$16,025	$16,674	$15,705	$16,162	$20,851

Expenses:
Cost of revenues	6,922	6,895	13,497	13,826	14,489	15,905	19,573
Sales and marketing	446	483	894	1,252	1,139	1,475	948
General and administrative	1,108	1,258	2,494	2,359	2,566	3,489	3,298
Research and development	—	—	—	—	—	—	30
Reversal of contingent tax liability	—	—	—	—	(979)	—	—
Restructuring and impairment charges	—	—	—	—	537	—	—
Amortization of intangibles	—	—	—	—	84	1,032	1,296

Total expenses	8,476	8,636	16,885	17,437	17,836	21,901	25,145

Operating loss	(537)	(422)	(860)	(763)	(2,131)	(5,739)	(4,294)
Interest expense and other income, net	(72)	(57)	(133)	(87)	(120)	(219)	30

Income (loss) before provision for income taxes	(609)	(479)	(993)	(850)	(2,251)	(5,958)	(4,264)
Income tax provision	(14)	(6)	(12)	324	—	—	—

Net loss	(623)	(485)	(1,005)	(526)	(2,251)	(5,958)	(4,264)
Less: Cash dividends on preferred stock	—	—	—	—	—	—	(690)
Less: Fair value of consideration transferred over	—	—	—	—	—	(3,973)	—

Net loss applicable to common stock	$(623)	$(485)	$(1,005)	$(526)	$(2,251)	$(9,931)	$(4,954)

Basic and diluted income (loss) per share of common stock	$(0.07)	$(0.06)	$(0.12)	$(0.07)	$(0.44)	$(3.48)	$(1.05)

Weighted average common shares and equivalents used in computing basic and diluted (loss) income per share	8,364	8,208	8,254	7,030	5,174	2,857	4,699

		As of December 31,
	As of June 30, 2008
		2007	2006	2005	2004	2003
		(In thousands)
Balance Sheet Data:
Cash	$2,497	$2,621	$3,362	$4,729	$3,930	$7,887
Total assets	19,240	19,692	21,318	21,146	20,658	27,078
Long-term interest-bearing debt obligations	1,762	1,505	1,859	2,028	2,678	3,296
Preferred stock	740	740	740	2,752	3,100	5,899
Total stockholders' equity including preferred stock	13,084	13,552	14,322	14,807	12,799	18,711

Selected Historical Financial Data of BPOMS

	Six Months Ended June 30,		Year Ended December 31,
					July 26 (inception) to December 31, 2005
	2008	2007	2007	2006
	(In thousands, except per share data)
Statement of Operations Data:
Revenue	$15,103	$4,356	$16,469	$4,711	$2,347

Expenses:
Cost of services provided	7,597	1,873	8,046	1,524	888
Selling, general and administrative	7,909	3,980	11,965	5,577	1,230
Research and development	147	93	298	19	—
Change in estimated severance liability	—	—	—	(224)	1,014
Share based compensation	414	147	361	598	24
Depreciation and Amortization	1,484	173	1,467	161	—

Total expenses	17,551	6,266	22,137	7,655	3,156

Operating loss	(2,448)	(1,910)	(5,668)	(2,944)	(809)
Interest expense and other income, net	163	744	800	356	8

Loss before taxes	(2,611)	(2,653)	(6,468)	(3,300)	(801)
Income tax expenses	92	—	—	—	—
Net loss	(2,703)	(2,653)	(6,468)	(3,300)	(801)
Foreign currency translation gain (loss)	(180)	10	553	116	—

Comprehensive loss	$(2,884)	$(2,643)	$(5,915)	$(3,416)	$(801)

Basic and diluted income (loss) per share of common stock	$(0.22)	$(0.32)	$(0.67)	$(0.39)	$(0.12)

Weighted average common shares and equivalents used in computing basic and diluted (loss) income per share	12,458	8,624	9,514	8,496	6,683

		As of December 31,
	As of June 30, 2008
		2007	2006
	(In thousands, except per share data)
Balance Sheet Data:
Cash	$4,763	$888	$706
Restricted cash	—	923	—
Total assets	34,034	31,066	7,165
Long-term interest-bearing debt obligations	939	450	269
Preferred stock	69	63	39
Total stockholders' equity including preferred stock	19,196	17,561	1,601

Selected Unaudited Pro Forma Combined Financial Data of Healthaxis and BPOMS

        The selected unaudited pro forma combined financial data is derived from the Unaudited Pro Forma Combined Financial Statements included herein, which give effect to the merger using the purchase method of accounting and should be read in conjunction with such pro forma statements and notes thereto.

        The selected unaudited pro forma combined financial data are based on the historical consolidated financial statements and notes thereto of Healthaxis and BPOMS included herein. The pro forma adjustments are preliminary and based on Healthaxis and BPOMS managements' estimates.

        The selected unaudited pro forma combined statements of operations data assumes the merger took place as of the commencement of the period presented and combines each company's consolidated statement of operations for the twelve-month period ended December 31, 2007 and for the six-month period ended June 30, 2008. The selected unaudited pro forma combined financial information presented below reflects the purchase method of accounting and is for illustrative purposes only. The selected unaudited pro forma combined financial information may have been different had the companies actually combined. The selected unaudited pro forma combined financial information does not reflect the effect of asset dispositions, if any, or revenue, cost, or other operating synergies that may result from the merger. The selected unaudited pro forma combined financial information includes, among other items, estimated adjustments to record assets and liabilities of BPOMS at their respective fair values, to reflect the issuance of Healthaxis shares to effect the merger, and to reflect acquisition costs in connection with the merger. You should not rely on the selected unaudited pro forma combined financial information as being indicative of the historical results that would have occurred had the companies been combined or the future results that may be achieved after the merger. The following selected unaudited pro forma combined financial information has been derived from, and should be read in conjunction with, the Unaudited Pro Forma Combined Financial Statements and related notes presented elsewhere in this joint proxy statement.

        The selected unaudited pro forma combined balance sheet data assumes the merger took place as of June 30, 2008 and combines Healthaxis' June 30, 2008 consolidated balance sheet and BPOMS' June 30, 2008 consolidated balance sheet.

        The selected unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the merger been consummated in an earlier period, nor is it necessarily indicative of future operating results or financial position.

        We expect that we will incur merger and integration costs as a result of combining our companies. We have estimated those costs will be approximately by $1.8 million before taxes. We also anticipate that the merger will provide the combined company with financial benefits that include reduced operating expenses. We have estimated those benefits will include a reduction of operating expenses in excess of $1.0 million per year largely due to a dramatic reduction in duplicative public company compliance costs. The anticipated benefits from the merger, the expected amount of the merger costs and the timing of their recognition and realization may be revised as additional information becomes available and additional analysis is performed. While helpful in illustrating the financial characteristics of the combined company under one set of assumptions, the pro forma information does not reflect these anticipated financial benefits and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had our companies been combined. These costs and benefits are not reflected in the pro forma data.

        The information in the following table is based on, and should be read together with, the historical financial information and the pro forma financial information that appears elsewhere in this joint proxy statement. Because the merger is treated as a reverse merger for accounting purposes, upon completion of the merger, the acquiring entity is deemed to be BPOMS. As a result, the historical financial statements presented will be those of BPOMS and the operating results of Healthaxis will be reflected in the consolidated financial statements of BPOMS on a prospective basis.

Summary of Operations

	Six Months Ended June 30, 2008	Year Ended December 31, 2007
	(In thousands, except per share data)
Operating revenue	$23,042	$32,494
Operating expense	26,043	39,053
Operating (loss) income	(3,000)	(6,559)
(Loss) income before income taxes	(3,235)	(7,492)
Income tax benefit (provision)	(107)	(12)
Net (loss) income	(3,342)	(7,504)
Comprehensive loss	(3,522)	(6,951)
Basic and diluted (loss) earnings per share	(0.23)	(0.51)

Other Financial Data

As of June 30, 2008
(In thousands)
Cash and cash equivalents	$7,260
Total assets	44,745
Long-term debt and capital leases, excluding current maturities	1,147
Shareowners' equity	21,951

Comparative Healthaxis and BPOMS Market Price Data and Dividend Information

        The table below sets forth, for the calendar quarters indicated, the reported high and low sales price for Healthaxis' common stock as reported on The NASDAQ Capital Market, and the reported high and low closing prices for BPOMS' common stock as reported on The NASDAQ Capital Market for each of the first three quarters of 2006 and the fourth quarter of 2006 up until December 15, 2006, and the high and low bid price as reported by the OTC Bulletin Board, for the balance of the fourth quarter of 2006 and each quarter of 2007 and 2008. During the periods set forth below, Healthaxis has not paid any dividends.

	Healthaxis Common Stock		BPOMS Common Stock
	High	Low	High	Low	Dividend
2006 Calendar Year
First Quarter	$1.72	$1.02	$0.33	$0.26	$0.85	(1)
Second Quarter	1.65	0.75	0.51	0.17
Third Quarter	1.46	0.67	0.35	0.14
Fourth Quarter	1.78	1.20	2.60	0.21	$2.73	(2)
2007 Calendar Year
First Quarter	$2.70	$1.18	$3.55	$0.75
Second Quarter	2.20	1.50	1.43	0.92
Third Quarter	2.05	1.21	0.95	0.55
Fourth Quarter	1.73	0.42	1.10	0.32
2008 Calendar Year
First Quarter	1.38	0.57	0.64	0.25
Second Quarter	0.98	0.46	0.30	0.15
Third Quarter	0.69	0.19	0.22	0.12
Fourth Quarter (through October 21, 2008)	0.65	0.35	0.18	0.06

(1)
Paid following the sale of assets of netGuru, Inc.'s (n/k/a BPOMS) Research Engineers International Subsidiary and STAAD product lines.

(2)
Paid in connection with the reverse merger of netGuru, Inc. (n/k/a BPOMS) and privately held BPO Management Services.

        On September 5, 2008, the last full day of trading prior to the public announcement of the execution and delivery of the merger agreement, the closing price on The NASDAQ Capital Market was $0.41 per share of Healthaxis common stock. On September 2, 2008, the last trade of BPOMS common stock prior to the public announcement of the merger agreement, the closing bid price on the OTC Bulletin Board was $0.18 per share of BPOMS common stock. On                        , 2008, the last practicable trading date before the distribution of this joint proxy statement, the closing price for Healthaxis common stock was $         per share and the closing bid price of BPOMS common stock was $         per share. The market price of Healthaxis common stock and BPOMS common stock will fluctuate prior to the merger. You should obtain current market quotations for the shares.

 CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

        This joint proxy statement and the documents incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are based on Healthaxis and BPOMS' current expectations, beliefs, estimates and projections, as well as assumptions made by, and information currently available to, Healthaxis and BPOMS. Statements that are not historical facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements can generally be identified as such because the context of the statement may include words such as "expect," "believe," "anticipate" or words of similar import. Similarly, statements that describe future plans, objectives or goals are also forward-looking statements. These statements are not guarantees of future performance, events or results and generally involve known and unknown risks, uncertainties and other facts that may cause actual results, performance or achievements to be materially different from such forward-looking statements. The sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business" set forth in this joint proxy statement and in Healthaxis' Annual Report and Quarterly Reports, as the case may be, and "Management's Discussion and Analysis of Financial Condition and Results of Operation" set forth in this joint proxy statement and in BPOMS' Annual Report and Quarterly Reports, as the case may be, contain a discussion of some of the risks and other factors that could contribute to those differences. Neither Healthaxis nor BPOMS undertakes any obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

THE HEALTHAXIS ANNUAL MEETING

Date, Time, Place and Purpose of the Healthaxis Annual Meeting

        This joint proxy statement is being furnished to Healthaxis shareholders as part of the solicitation of proxies by its board of directors for use at the annual meeting to be held on                        , 2008, at         , Central Standard Time, at its executive offices located at 7301 North State Highway 161, Suite 300, Irving, Texas 75039, or at any adjournment thereof. The purpose of the annual meeting is for the Healthaxis shareholders to:

  •
  consider and vote on a proposal to approve the issuance of shares of Healthaxis common stock, shares of Healthaxis Series B Convertible Preferred Stock, and shares of Healthaxis common stock issuable upon the exercise of certain warrants and options to be assumed by Healthaxis, pursuant to the Agreement and Plan of Merger, dated as of September 5, 2008, and amended as of October 21, 2008, among Healthaxis, Outsourcing Merger Sub, Inc., a wholly-owned subsidiary of Healthaxis, and BPO Management Services, Inc., a Delaware corporation.

  •
  consider and vote on a proposal to approve an amendment to Healthaxis' Amended and Restated Articles of Incorporation to change the name of Healthaxis to "BPO Management Services, Inc."

  •
  consider and vote on a proposal to approve an amendment to Healthaxis' Amended and Restated Articles of Incorporation to permit the board of directors, at its discretion, at any time prior to Healthaxis' next annual meeting to effect a reverse stock split of Healthaxis common stock at a ratio of not less than 1 for 3 and not more than 1 for 15.

  •
  consider and vote on a proposal to approve an increase in the number of shares of Healthaxis common stock reserved for issuance under the Healthaxis Inc. 2005 Stock Incentive Plan by 3,000,000 shares.

  •
  elect the five directors nominated in this joint proxy statement to serve until the next annual meeting of shareholders and until their successors are duly elected, assuming the merger closes within 30 days of the annual meeting.

  •
  act upon such other matters as may properly come before the meeting.

        Healthaxis' shareholders must approve the first five items in the list above for the merger to occur. If Healthaxis' shareholders fail to approve any of the first five items in the list above, the merger will not occur. A copy of the merger agreement is attached to this joint proxy statement as Annex A and a copy of the amendment thereto is attached as Annex B.

Record Date and Quorum

        The holders of Healthaxis common stock as of the close of business on                                    , 2008, the record date for the annual meeting, are entitled to receive notice of, and to vote at, the annual meeting. On the record date, there were                        shares of Healthaxis common stock outstanding.

        In order for a quorum to be present at the annual meeting, a majority of the outstanding shares of Healthaxis common stock entitled to vote as of the close of business on the record date must be present in person or represented by proxy at the annual meeting. All such shares that are present in person or represented by proxy at the annual meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes.

Required Vote

        Each share of common stock outstanding is entitled to one vote on each matter which may be brought before the annual meeting. The election of directors will be determined by a plurality vote. Approval of all other matters properly brought before the annual meeting requires the affirmative vote of a majority of the votes cast on each matter. Approval of Healthaxis Proposal 1, the Merger Stock Issuance, is a condition to approval of Healthaxis Proposals 2, 4, and 5. If Healthaxis Proposal 1 is not approved, then none of Healthaxis Proposals 2, 4 or 5 will be effected, and Healthaxis will hold an additional annual meeting to elect directors not designated by BPOMS. Healthaxis Proposal 3 regarding the reverse stock split is not conditioned upon the approval of any other Healthaxis proposal. In addition, if any of Healthaxis Proposals 2, 3, 4 or 5 is not approved, then Healthaxis Proposal 1 and the merger will not be effected.

        Under Pennsylvania law, abstentions are not considered to be cast votes and thus, although they will count for purposes of determining whether there is a quorum and for purposes of determining the voting power and number of shares entitled to vote at the annual meeting, such abstentions will have no effect on the approval of any matter to come before the annual meeting. Broker non-votes will be counted for purposes of determining whether there is a quorum at the annual meeting, but will have no effect on the approval of any matter to come before the annual meeting. A broker non-vote occurs on an item when a broker is not permitted to vote on that item without instructions from the beneficial owner of the shares and no instructions are given.

        Healthaxis shareholders which collectively hold 59% of the outstanding shares of Healthaxis common stock as of the record date have entered into voting agreements pursuant to which they have agreed to vote all shares of Healthaxis common stock that they own in favor of Healthaxis Proposals 1, 2, 3, 4 and 5. These Healthaxis shareholders have also irrevocably appointed BPOMS representatives as proxies to vote their Healthaxis shares in favor of Healthaxis Proposals 1, 2, 3, 4 and 5 and any other matter that could reasonably be expected to facilitate the transactions contemplated by the merger agreement, and against any competing transactions proposed to the Healthaxis' shareholders. Consequently, the voting agreements effectively ensure that the required approval of Healthaxis'

shareholders will be obtained, regardless of whether or how other Healthaxis shareholders vote their shares.

Adjournments

        Although it is not currently expected, the Healthaxis annual meeting may be adjourned for the purpose of soliciting additional proxies. Any adjournment may be made without notice by announcement at the annual meeting of the new date, time and place for the annual meeting. At the adjourned meeting, Healthaxis may transact any business that might have been transacted at the original annual meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Healthaxis shareholder of record entitled to vote at the Healthaxis annual meeting. Whether or not a quorum exists, holders of a majority of the shares of Healthaxis common stock present in person or represented by proxy at the Healthaxis annual meeting and entitled to vote thereat may adjourn the Healthaxis annual meeting. Any signed proxies received by Healthaxis in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. Abstentions and broker non-votes will have no effect on a proposal to adjourn the meeting. Any adjournment of the Healthaxis annual meeting for the purpose of soliciting additional proxies will allow Healthaxis shareholders who have already sent in their proxies to revoke them at any time prior to their use at the annual meeting as adjourned.

Proxies; Revocation

        The Healthaxis proxy card accompanying this joint proxy statement is solicited on behalf of the Healthaxis board of directors for use at the Healthaxis annual meeting. If you are a shareholder of record and submit a proxy by returning a signed proxy card by mail, your shares will be voted at the annual meeting as you indicate on your proxy card. If no instructions are indicated on your proxy card, your shares will be voted "FOR" each of the matters described in this joint proxy statement.

        If your shares are held in "street name" by your broker, you should instruct your broker how to vote your shares using the instructions provided by your broker. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker and your broker will give you directions on how to vote your shares. If you wish to vote in person by appearing at the annual meeting, you must request a legal proxy from your broker. Shares of Healthaxis common stock held by persons attending the annual meeting but not voting, or shares for which Healthaxis has received proxies with respect to which holders have abstained from voting, will be considered abstentions.

        You may revoke your proxy at any time before the vote is taken at the annual meeting. To revoke your proxy you must either (a) file with or transmit to Healthaxis' Corporate Secretary at the principal executive offices of Healthaxis an instrument or transmission of revocation, (b) submit a new proxy dated after the date of the proxy being revoked, or (c) attend the annual meeting and vote your shares in person. Attendance at the annual meeting will not by itself constitute revocation of a proxy.

        If your shares are held in the name of a bank, broker or nominee, you must obtain a proxy, executed in your favor, from the bank, broker or nominee, to be able to vote at the annual meeting and follow the bank, broker or nominee's instructions regarding revoking your proxy.

        If any other matter is properly presented at the annual meeting for action, including a proposal to adjourn and postpone the annual meeting to permit Healthaxis to solicit additional proxies if necessary to establish a quorum or obtain additional votes in favor of any proposal, the person named in the accompanying proxy will vote on such matter in his own discretion.

Solicitation of Proxies

        This solicitation is made by Healthaxis, and Healthaxis will pay the cost of this proxy solicitation. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or facsimile by directors, officers or employees of Healthaxis and its subsidiaries without additional compensation. Upon request by banks, brokers and nominees who are record holders of Healthaxis' common stock, Healthaxis is required to pay the reasonable expenses incurred by such banks, brokers and nominees for mailing proxy materials and annual shareholder reports to the beneficial owners of the common stock.

        The matters to be considered at the Healthaxis annual meeting are of great importance to the shareholders of Healthaxis. Accordingly, we urge Healthaxis shareholders to read and carefully consider the information presented in this joint proxy statement, and to complete, date, sign and promptly return the enclosed proxy in the enclosed postage-paid envelope.

 THE SPECIAL MEETING OF BPOMS STOCKHOLDERS

Date, Time, Place and Purpose of the BPOMS Special Meeting

        BPOMS will hold its special meeting of stockholders on                        , 2008 at its principal executive offices, located at 1290 N. Hancock Street, Suite 200, Anaheim Hills, California, commencing at          a.m. Pacific Standard Time. BPOMS is sending this joint proxy statement to you in connection with the solicitation of proxies by the BPOMS board of directors for use at the BPOMS special meeting and any adjournment or postponement of the special meeting. The purpose of the special meeting is for the BPOMS stockholders to:

  •
  consider and vote upon a proposal to adopt the Agreement and Plan of Merger dated as of September 5, 2008, and amended as of October 21, 2008, by and among BPOMS, Healthaxis Inc. and Outsourcing Merger Sub, Inc., a wholly owned subsidiary of Healthaxis, pursuant to which Outsourcing Merger Sub, Inc. will merge with and into BPOMS and the outstanding stock of BPOMS will be converted into the right to receive shares of Healthaxis stock.

  •
  consider and vote upon a proposal to amend the BPOMS 2007 Stock Incentive Plan to increase the aggregate number of shares reserved for issuance under that Plan from 4,666,667 shares to 12,300,000 shares.

  •
  transact such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

Record Date and Quorum

        Only holders of record of BPOMS common stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series D-2 Preferred Stock at the close of business on the record date,                         , 2008, are entitled to vote at the special meeting. As of the record date, there were the following number of shares of each class and series of BPOMS stock outstanding and entitled to vote at the special meeting:

Class or Series	No. of Shares Outstanding
Common Stock	12,671,034
Series A Preferred Stock	1,608,612
Series B Preferred Stock	1,449,204
Series C Preferred Stock	916,666
Series D Preferred Stock	1,427,084
Series D-2 Preferred Stock	1,312,501

Total	19,385,101

        The presence, in person or by proxy, at the special meeting of the holders of a majority of the common stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series D-2 Preferred Stock, taken together, is necessary to constitute a quorum at the meeting. For this purpose, abstentions and broker non-votes will count toward establishment of a quorum. Broker non-votes occur when brokers, who hold stock in street name for customers who are the beneficial owners of those shares, do not receive instructions from the beneficial owners about how to vote their shares.

Required Vote; Voting Agreements

        The merger cannot be completed unless the holders of the following outstanding shares of BPOMS stock as of the record date vote in favor of adopting the merger agreement: (a) a majority of the shares of common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, (b) a majority of the shares of each of the Series A Preferred Stock and Series C Preferred Stock, each voting as a separate class, and (c) 66% of the shares of each of the Series D Preferred Stock and Series D-2 Preferred Stock, each voting as a separate class. Holders of approximately 63%, 79%, 95% and 8% of the outstanding BPOMS Series B Preferred Stock, Series D Preferred Stock, Series D-2 Preferred Stock and common stock, respectively, have executed voting agreements agreeing to vote their BPOMS shares in favor of adopting the merger agreement, the merger, and any other matter that could reasonably be expected to facilitate the transactions contemplated by the merger agreement and against any competing transactions proposed to the BPOMS stockholders. These BPOMS stockholders have also irrevocably appointed Healthaxis representatives as proxies to vote their BPOMS shares in favor of adoption of the merger agreement. Further BPOMS' management and other Series B Preferred Stock holders representing 100%, 100%, 37% and 45% of the outstanding BPOMS Series C Preferred Stock, Series A Preferred Stock, Series B Preferred Stock and common stock, respectively, have indicated that they plan to vote the shares that they own in favor of adoption of the merger agreement. Consequently, the voting agreements and managements' anticipated votes effectively ensure that the required approval by BPOMS stockholders will be obtained, regardless of whether or how other BPOMS stockholders vote their shares. This is true even if the BPOMS board of directors withdraws or modifies its unanimous recommendation that BPOMS stockholders vote in favor of adoption of the merger agreement. Holders of BPOMS stock at the close of business on                        , 2008 will be entitled to vote at the special meeting other than holders of shares of BPOMS Series F Preferred Stock, who hold no voting rights with respect to the matters to be acted upon at the special meeting.

        The approval of the amendment of the BPOMS 2007 Stock Incentive Plan will require the affirmative vote of the holders of a majority of the shares of the BPOMS common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock present in person or represented by proxy at the special meeting. As a result, abstentions will have the effect of a vote against the amendment of the BPOMS 2007 Stock Incentive Plan.

Adjournments

        Although it is not currently expected, the BPOMS special meeting may be adjourned for the purpose of soliciting additional proxies. Any adjournment may be made without notice by announcement at the special meeting of the new date, time and place for the special meeting. At the adjourned meeting, BPOMS may transact any business that might have been transacted at the original special meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the special meeting. Whether or not a quorum exists, holders of a majority of the shares of BPOMS' stock present in person or represented by proxy at the special meeting and entitled to vote thereat may adjourn the special meeting. Any signed proxies received by BPOMS in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. Abstentions and broker non-votes will have no effect on a proposal to adjourn the meeting. Any adjournment of the special meeting for the purpose of soliciting additional proxies will allow BPOMS stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned.

Proxies; Revocation of Proxies

        Votes may be made in person or by a properly executed proxy on each matter properly submitted to a vote of BPOMS stockholders at the special meeting. All properly executed proxies that are not revoked will be voted at the special meeting according to the instructions contained in the proxy.

        If a holder of BPOMS stock executes and returns a proxy and does not specify otherwise, the shares represented by the proxy will be voted "FOR" adopting the merger agreement and "FOR" approval of the amendment of the BPOMS 2007 Stock Incentive Plan, in accordance with the recommendation of the BPOMS board of directors. A BPOMS stockholder who has executed and returned a proxy may revoke it at any time before it is voted at the special meeting by:

  •
  executing and delivering to BPOMS' secretary a proxy for the same shares but bearing a later date than the proxy being revoked;

  •
  delivering to BPOMS' secretary a written notice of revocation; or

  •
  attending the special meeting and voting in person. Merely attending the special meeting, however, will not in and of itself revoke a proxy—you must vote your shares in person in order for your previously-delivered proxy to be revoked.

Appraisal Rights

        See "Dissenters' Right of Appraisal" for a discussion of appraisal rights available to BPOMS stockholders.

Solicitation of Proxies

        In addition to soliciting by mail, BPOMS' directors, officers, employees and agents may solicit proxies from BPOMS stockholders by personal interview, telephone or otherwise. BPOMS will bear the costs of the soliciting of proxies from its stockholders. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of BPOMS stock for forwarding solicitation materials to the beneficial owners of BPOMS stock. BPOMS will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with forwarding solicitation materials.

Other Matters

        At the date of this joint proxy statement, the BPOMS board of directors does not know of any business to be presented at the special meeting other than as set forth in the notice accompanying this joint proxy statement. If the BPOMS board of directors should bring any other matter before the special meeting, a supplement or amendment to this joint proxy statement describing the matter will be sent to all BPOMS stockholders entitled to vote to the extent required.

        The matters to be considered at the BPOMS special meeting are of great importance to the stockholders of BPOMS. Accordingly, we urge BPOMS stockholders to read and carefully consider the information presented in this joint proxy statement, and to complete, date, sign and promptly return the enclosed proxy in the enclosed postage-paid envelope.

 HEALTHAXIS PROPOSAL 1 AND BPOMS PROPOSAL 1:
THE MERGER AND THE MERGER STOCK ISSUANCE

General

        On September 5, 2008, Healthaxis entered into an Agreement and Plan of Merger with Outsourcing Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Healthaxis, and BPO Management Services, Inc., a Delaware corporation, providing for the merger of Merger Sub with and into BPOMS. On October 21, 2008, the parties entered into an amendment to the merger agreement, which is described below under the caption "—Background of the Merger" and effectively resulted in the amendment of both the merger agreement and the Certificate of Designation for the Healthaxis Series B Preferred Stock.

        In connection with the merger, Healthaxis will issue shares of its common stock and shares of a new series of preferred stock designated as Healthaxis Series B Convertible Preferred Stock, referred to as Series B Preferred Stock, in exchange for the outstanding stock and certain warrants held by BPOMS securityholders and will reserve shares of its common stock for issuance upon the exercise of options and certain warrants assumed by Healthaxis in the merger. All shares of Series B Preferred Stock and shares of Healthaxis common stock issued or reserved for issuance pursuant to the terms of the merger agreement are referred to herein as the "Merger Stock Issuance." Based on the fixed exchange ratios contained in the merger agreement, it is expected that immediately following the closing of the merger, current BPOMS securityholders will own approximately 75% of the surviving public company and current Healthaxis securityholders will own approximately 25% of the surviving public company, on a fully-diluted as-converted basis as shown in the following post-merger ownership table (all figures are approximate).

Outstanding Security	Healthaxis Securityholders	BPOMS Securityholders	Fully Diluted Common Equivalent Shares Outstanding
Healthaxis Common Stock	22.5%	12.0%	14,665,588
Healthaxis Series B Preferred Stock	0.0%	49.6%	21,103,954
Healthaxis Options and Warrants	2.5%	13.4%	6,773,494

Total Fully Diluted	25.0%	75.0%	42,543,036

        Following the merger, the current holders of BPOMS Series D Preferred Stock, Series D-2 Preferred Stock and Series F Preferred Stock, together with current holders of certain BPOMS warrants, will hold, through their ownership of Healthaxis Series B Preferred Stock, an aggregate liquidation preference of $24.4 million.

        The surviving public company will be re-named "BPO Management Services, Inc." and will offer a diversified range of on-demand services, including human resources, information technology, enterprise content management, finance and accounting, and healthcare administration solutions to support the back-office business functions of middle-market enterprises on an outsourced basis. As a result of the merger, the surviving public company is projected to have annual revenues of approximately $50 million, over 400 customers, in excess of 350 employees, and operations in the United States, Canada, Jamaica, India, and Russia. A substantial portion of the combined company's revenues is expected to be from recurring sources and multi-year contracts.

        Consummation of the merger is subject to various conditions, including, among others, the taking of certain pre-merger steps by both Healthaxis and BPOMS (as described below), the required approval by the shareholders of Healthaxis and the stockholders of BPOMS, and the absence of certain legal impediments to consummation of the merger.

Pre-Merger Steps

  BPOMS Pre-Merger Steps

        On or about April 25, 2008, BPOMS completed a private placement financing generating $5.6 million of proceeds. Under the terms of the merger agreement, BPOMS is permitted to pursue an additional private placement financing of up to $3.0 million. No determination has yet been made as to whether any such financing will be pursued, and if so, on what terms. The terms of any such private placement financing that is pursued prior to the closing of the merger would be subject to the approval of Healthaxis.

        Prior to the execution of the merger agreement, BPOMS completed the following pre-merger steps:

  •
  issued 583,333 shares of BPOMS Series D-2 Preferred Stock pursuant to the exercise by investors of the amended BPOMS Series J Preferred Stock Purchase Warrants for aggregate net proceeds of $5,600,000;

  •
  created a new series of preferred stock designated as Series F Convertible Preferred Stock;

  •
  issued 894,942 shares of BPOMS Series F Preferred Stock pursuant to the exchange of certain amended BPOMS Series A Purchase Warrants, BPOMS Series B Purchase Warrants, and those BPOMS Series D Purchase Warrants having an exercise price of $1.10; and

  •
  entered into that certain Waiver and Amendment Agreement, Amended and Restated Warrant Acknowledgment, Second Amendment to Series D Convertible Stock Purchase Agreement and Third Amendment to Series D Convertible Stock Purchase Agreement, each in the form previously approved by Healthaxis, with those parties necessary to achieve the intended legal effect of the provisions set forth therein.

        Prior to the consummation of the merger, BPOMS will increase the number of shares reserved for issuance pursuant to the amended BPOMS 2007 Stock Incentive Plan to an aggregate of 12,300,000 shares, some or all of which may, at the discretion of the BPOMS board of directors, be subject to options granted to certain employees, directors and advisors of BPOMS prior to the effective time of the merger at exercise prices to be established as of the dates of such grants. This increase in the number of shares reserved for issuance pursuant to the amended BPOMS 2007 Stock Incentive Plan is the subject of BPOMS Proposal 2.

  Healthaxis Pre-Merger Steps and Termination of Certain Shareholder Agreements

        As a condition to the closing of the merger, Healthaxis is required to complete the following pre-merger steps:

  •
  the termination and cancellation of all Healthaxis warrants issued to Tak Investments, Inc. and the termination of the investor rights agreement and registration rights agreement, each dated May 13, 2005, with Tak Investments, Inc.;

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  the conversion of all outstanding shares of Healthaxis Series A Preferred Stock into 740,401 shares of Healthaxis common stock and the termination of the Healthaxis investor rights agreement and registration rights agreement, each dated June 30, 2004 with holders of the Healthaxis Series A Preferred Stock;

  •
  the termination and cancellation of the warrant held by Lewis Opportunity Fund, LP;

  •
  the amendment of the Remote Resourcing Agreement dated May 13, 2005 between Healthaxis, Ltd., a subsidiary of Healthaxis, and Healthcare BPO Partners, L.P., an affiliate of Tak Investments, Inc., to extend the term for a period of seven years following the closing of the merger and provide for a limited business volume guarantee;

  •
  a reverse split of the shares of Healthaxis common stock;

  •
  the creation of the Series B Preferred Stock, to which will be attached the rights, preferences and other provisions as set out in the Healthaxis Certificate of Designation of Series B Convertible Preferred Stock attached hereto as Annex G; and

  •
  the increase in the number of shares reserved for issuance under the Healthaxis Inc. 2005 Stock Incentive Plan by 3,000,000 shares.

        Certain of these items are the subject of other Healthaxis proposals set forth in this joint proxy statement.

Background of the Merger

  Period through September 8, 2008

        BPOMS' objective is to provide a comprehensive suite of BPO services to support the back-office business requirements of middle-market enterprises on an outsourced basis. BPOMS' stated strategic objectives are: (a) to become the leading provider of BPO services supporting the back-office business requirements of North American middle market enterprises, and (b) to continue to grow through a combination of organic growth and accretive acquisitions.

        Following completion in December 2006 of the merger of privately-held BPO Management Services with netGuru, Inc. (which then changed its name to BPO Management Services, Inc.), fiscal year 2007 was an important building year for BPOMS. During 2007, BPOMS raised $21 million in new capital, and closed three cornerstone acquisitions, which strengthened its three primary BPO service offerings:

  •
  Human Resource Outsourcing, or HRO (via the acquisition of HRMS acquisition in June 2007);

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  Enterprise Content Management, or ECM (via acquisition of DocuCom in June 2007); and

  •
  Information Technology Outsourcing, or ITO (via the acquisition of Blue Hill in October 2007).

        The integration of each of these acquisitions with existing business operations, particularly BPOMS' off-shore delivery capability, positioned BPOMS to capitalize on the increasing demand for BPO services. During 2007, BPOMS expanded its customer base, geographic reach, products and people, positioning BPOMS for organic business growth and future acquisitions in 2008 and beyond.

        BPOMS' board of directors believed that the continuing uncertainty concerning the U.S. economy could serve as a catalyst for growth, as many companies seek to outsource in order to reduce costs. The board of directors therefore decided in late 2007 that the business focus for 2008 would continue to be on the ongoing execution of its established business plan, including the completion of business integration activities, continuing build out of BPOMS' organization/capabilities, an accelerated organic growth track, and the completion of additional acquisitions.

        Meanwhile, as part of its ongoing evaluation of Healthaxis' business and strategic direction, over the years the Healthaxis board of directors and management have evaluated from time to time Healthaxis' strategic alternatives and prospects. These evaluations were generally conducted during Healthaxis board meetings at which Healthaxis board members would exchange views as to industry and economic trends and strategic opportunities that might be available to Healthaxis, and Healthaxis management would make presentations to the Healthaxis board of directors regarding its views with respect to strategic opportunities and its discussions with third parties regarding possible strategic transactions. Until recently, however, none of these evaluations or discussions with respect to a transaction material to Healthaxis progressed beyond the preliminary stage.

        Given Healthaxis' limited size and resources and lack of meaningful new sales growth, as well as the increasing burdens associated with being a small publicly held company, on June 26, 2007 the Healthaxis board of directors held a special meeting focused on the consideration of Healthaxis' strategic alternatives. At the conclusion of the special meeting, the Healthaxis board of directors unanimously concluded that the best course of action would be to proceed to hire an investment bank to assist Healthaxis in conducting a formal sale process. The Healthaxis management was instructed to complete investment bank interviews and to make a recommendation. At the same time, there were several unsolicited ongoing strategic opportunity discussions that the Healthaxis board directed be continued.

        At a regular meeting of the Healthaxis board of directors held on August 8, 2007, Healthaxis management recommended and the Healthaxis board of directors approved the engagement of Ansley Securities, LLC ("Ansley") as financial advisor to assist in the process of selling Healthaxis. Healthaxis management was instructed to execute the engagement letter with Ansley only if final discussions with two existing third parties with whom ongoing discussions were still taking place did not lead to an acceptable proposal. The Healthaxis board of directors met again on August 15, 2007 to review subsequent developments regarding the existing third party discussions. Ultimately, the third party discussions did not yield an acceptable proposal, and on September 18, 2007 Healthaxis engaged Ansley.

        Over the course of the next two months, Healthaxis' management and Ansley developed a marketing plan and detailed confidential information memorandum, formalized a process for pursuing strategic opportunities and began to develop a list of potential counter-parties to be approached. At a regular meeting of the Healthaxis board of directors held on November 7, 2007, representatives of Ansley presented the plan and marketing materials to the Healthaxis board of directors and described discussions that had already taken place with several interested parties.

        At a special meeting of the Healthaxis board of directors held on November 29, 2007, Ansley presented a complete list of 62 potential counterparties that would be contacted in the process and gave an update on additional discussions that had taken place. At the special meeting the advantages and disadvantages of issuing a general press release announcing the process was discussed, and the Healthaxis board of directors directed that Healthaxis management develop a communication plan for customers and employees and then issue a press release to announce the process and potentially generate additional interest from other third parties.

        In mid-December 2007, Healthaxis received a written offer from a company with which Healthaxis had from time to time had discussions over many months, which Healthaxis refers to as Company A. At that time, Company A was offering consideration of $6.0 million in cash at closing, and up to $3.0 million in contingent earn-out payments to be paid over the following three years based on business retention requirements. The Healthaxis board of directors reviewed the offer and elected to respond to Company A by notifying it that the cash offer and the contingent consideration were not so compelling as to terminate Healthaxis' strategic opportunity evaluation process currently underway.

        On December 19, 2007, Healthaxis issued a press release announcing that Healthaxis was in the process of exploring various strategic options and that Ansley had been engaged to assist in the effort.

        In January 2008, Patrick Dolan, Chairman and Chief Executive Officer and James Cortens, President and Chief Operating Officer of BPOMS, met in New York with a variety of existing and potential investors, as well as various industry analysts concerning BPOMS' business outlook and its strategic plans for 2008 and beyond. One of these meetings was attended by a representative of a large shareholder of Healthaxis, who approached the representatives of BPOMS and stated that he was a shareholder in a company that might be a candidate for acquisition by BPOMS and that was actively exploring a variety of strategic options, including a potential sale or merger. Following that meeting, the Healthaxis shareholder put BPOMS in direct contact with Ansley.

        During the balance of 2007 and through the end of February 2008, Ansley attempted to contact each of the remaining 62 identified potential strategic buyers. This effort resulted in exploratory telephone discussions with approximately two dozen entities, 16 of which subsequently declined to pursue further discussions for various reasons. BPOMS, Ansley and Healthaxis participated in several conference calls during early February 2008 and discussed their respective companies, business plans and service offerings. The parties then conducted a day-long meeting on February 18, 2008, in Irvine, California in order to present each of their business plans and discuss possible sale or merger scenarios. This meeting and several follow-up conference calls resulted in BPOMS presenting a letter of interest to acquire Healthaxis on March 4, 2008. Healthaxis management and Ansley conducted discussions with a number of other prospects, and had in depth in-person due diligence meetings with five potential counterparties, resulting in an enhanced offer from Company A that was received on February 29, 2008.

        During late February and early March 2008, and in order to get preliminary support to move forward with the proposed merger transaction, prior to presenting the initial letter of interest to Healthaxis, BPOMS management provided a detailed presentation to the BPOMS board of directors and each of the seven institutional investors who purchased shares of BPOMS' Series D Preferred Stock in June 2007, describing the proposed transaction with Healthaxis, including likely pre-merger steps required to complete the proposed transaction. Anticipated pre-merger activities included a capital raise and potential exchange of BPOMS preferred and common stock for Healthaxis securities, resulting in dilution for all BPOMS stockholders and reduced rights for BPOMS' preferred stockholders. During these presentations, the benefits to BPOMS of the proposed merger were discussed (See "—Recommendations of the BPOMS Board of Directors and its Reasons for the Merger"), and it was determined that those benefits would more than offset the resulting BPOMS stockholder dilution. As a result, BPOMS elected to continue to pursue the proposed transaction.

        On March 6, 2008, the Healthaxis board of directors met to review the Company A and BPOMS offers. Company A had increased its offer to a price of $9.0 million in cash at closing, and up to $3.0 million in contingent earn out payments over the next three years based on business retention requirements. The BPOMS offer consisted of a proposal to combine the companies through a reverse merger with Healthaxis security holders owning approximately 20% of the combined company on a fully diluted basis. The BPOMS offer also included the requirements that both companies would need to complete certain pre-merger steps. Both proposals also provided for an exclusive period of negotiation and due diligence, as well as other proposed transaction terms.

        The Healthaxis board of directors, together with Healthaxis management and representatives of Ansley, discussed the two proposals at length. Mr. Carradine, the Chief Executive Officer and a director of Healthaxis, provided a comparison of the offers and Healthaxis management's view of the risks and benefits associated with each offer, and the implications of proceeding to enter into exclusive discussions with either party as required in the respective proposals. Although Company A's new offer increased the cash at closing by 33% (validating Healthaxis' decision to reject Company A's December 2007 offer as inadequate), the Healthaxis board of directors and management still viewed the new offer as inadequate for two reasons: (a) Company A's all-cash proposal offered no opportunity for equity appreciation for Healthaxis shareholders; and (b) the business retention requirements to receive the contingent earn-out component of the offer were unlikely to be met. It was also noted that Company A's enhanced proposal appeared to be its best and final offer. Representatives of Ansley then described the details of the valuation mechanics underlying the BPOMS offer, and their view of the risks and benefits associated with the opportunity. After discussion, a consensus developed that the total valuation of the post-merger combined company was in the $80 million range based on typical revenue and EBITDA multiples for businesses of a similar nature, and therefore that the implied value to Healthaxis securityholders of a 20% ownership stake in the combined company could be in the range of $16 million (or approximately $1.67 per share). Representatives of Ansley and Healthaxis management recommended that Healthaxis pursue the opportunity with BPOMS and described the next steps, time frames and process that would be followed in exploring the BPOMS opportunity further. At the conclusion of the discussions, the Healthaxis board of directors agreed that it would be in the best interests of Healthaxis and its shareholders to pursue the BPOMS opportunity by entering into a letter of intent with a 30-day period of exclusivity with BPOMS during which the terms of the proposed transaction should be negotiated and due diligence on BPOMS should proceed. Ansley was instructed to contact Company A to convey the Healthaxis board of directors' decision.

        On March 7, 2008, Healthaxis entered into a letter of intent with BPOMS, which included a 30-day period of exclusivity, and Healthaxis and BPOMS promptly commenced detailed due diligence efforts.

        On March 19, 2008, at a regular meeting of the Healthaxis board of directors, Mr. Carradine and representatives of Ansley gave the Healthaxis board of directors an update. Patrick Dolan and James Cortens were then introduced and each reviewed his background and experience and perspective on the reasons why BPOMS was interested in a merger with Healthaxis. The representatives of BPOMS then gave a detailed presentation about BPOMS and answered a number of questions asked by Healthaxis directors. At the conclusion of the discussions, it was agreed that the companies should continue with their respective due diligence efforts and proceed with the negotiation of a definitive merger agreement.

        Throughout the remainder of March and April 2008, the due diligence efforts continued, but were slowed by each company's need to focus resources on timely completion of their respective annual reporting obligations. During April, each organization made multiple mutual site visits to perform operational due diligence and product demonstrations. In addition, BPOMS was focused on completing the required pre-merger step of raising additional capital, and it closed the related financing on or about April 25, 2008, and issued shares of its Series D-2 Preferred Stock and related warrants to five of the seven institutional investors who participated in its prior financing round, for aggregate net proceeds of approximately $5.6 million. A first draft of the merger agreement was delivered on April 23, 2008, and the parties began negotiations shortly thereafter.

        On May 7, 2008, at a regular meeting of the Healthaxis board of directors, Mr. Carradine and representatives of Ansley gave a further update to the Healthaxis board of directors on the status of due diligence efforts and discussions with BPOMS. There was substantial discussion regarding certain agreements that BPOMS required be sought from major Healthaxis shareholders as part of the pre-merger steps, the status of Healthaxis due diligence of BPOMS, the engagement of an advisor to provide an independent opinion on the fairness of the transaction to Healthaxis and its shareholders, and an assessment of the proposed combined company's liquidity position, as well as potential NASDAQ continued and initial listing issues. Mr. Carradine and Ronald K. Herbert, the Healthaxis Chief Financial Officer, then reviewed Healthaxis management's recommendation that the Healthaxis board of directors engage Westlake to advise on the fairness of the transaction. The qualifications and references of Westlake were reviewed and compared to other valuation firms that were considered and their proposals. Following lengthy discussions, the Healthaxis board of directors instructed Healthaxis management to continue to work with BPOMS to complete the details of the merger agreement and to present to the Healthaxis board of directors at the appropriate time. Healthaxis management was also instructed to substantially complete due diligence before executing the engagement letter with Westlake and to begin contacting Healthaxis' three largest shareholders to have preliminary discussions regarding the agreements BPOMS was requiring from these parties as a condition to entering into the merger agreement.

        Throughout the remainder of May and June 2008, Healthaxis' management and BPOMS' management continued to negotiate the terms of the merger agreement, both directly and through their respective representatives and counsel. During this period, Healthaxis continued to conduct substantial, detailed due diligence of BPOMS and its operations. At the same time, both Healthaxis and BPOMS negotiated with their respective major shareholders the terms of agreements required as pre-merger steps. These discussions included a negotiation with each of the seven holders of BPOMS' Series D Preferred Stock and Series D-2 Preferred Stock concerning the relative rights and preferences associated with a new Healthaxis preferred security for which their shares would be exchanged in the proposed merger. These negotiations were concluded by the end of June 2008 and a draft certificate of designation was created to describe the proposed new Healthaxis preferred stock and circulated to the parties. On June 26, 2008, Healthaxis management, certain members of the Healthaxis board of directors and a representative of Ansley held a conference call to review the status of due diligence and the negotiations with all parties, and concluded that it was appropriate to proceed to engage Westlake.

        At the BPOMS regular monthly board of directors meeting in June 2008, the BPOMS directors approved a warrant flush transaction whereby BPOMS would offer to exchange its Series A, Series B and Series D warrants with an exercise price of $1.10 per share held by the seven institutional investors who purchased shares of BPOMS Series D Preferred Stock in June 2007, for shares of a newly created Series F Preferred Stock according to agreed upon exchange ratios. This transaction was a means of reducing a very large warrant overhang and simplifying the BPOMS capital structure. This exchange was to be offered to BPOMS' institutional investors and completed before the execution of the merger agreement with Healthaxis. In addition, the BPOMS board of directors decided to increase the number of shares available for the grant of stock options under the BPOMS 2007 Stock Incentive Plan to an aggregate of 12.3 million shares.

        Negotiations by and among Healthaxis, BPOMS and their respective major shareholders continued through most of July 2008, culminating with the substantial completion of draft agreements on or about July 23, 2008. At that time, a package of the draft agreements and other materials was prepared and distributed to the Healthaxis board of directors. On July 25, 2008, Westlake separately distributed to each member of the Healthaxis board of directors its valuation summary, as well as its draft fairness opinion report and supplementary information report. During this time, BPOMS kept both its board of directors and its seven institutional stockholders updated concerning the ongoing negotiations with Healthaxis.

        On July 29, 2008, a special meeting of the Healthaxis board of directors was held at Healthaxis' headquarters in Irving, Texas, at which all members of the Healthaxis board were present. The

Healthaxis Chairman of the Board, James W. McLane, served as chairman of the meeting. Various members of Healthaxis management, a representative of Ansley and a representative of Locke Lord Bissell & Liddell LLP, legal counsel to Healthaxis ("Locke Lord"), were also present. Representatives of Westlake also joined a portion of the special meeting by telephone. Mr. Carradine reviewed the presentation materials regarding the merger, including a review of the Healthaxis board of directors' process and Healthaxis management's recommendation of the BPOMS transaction and its reasoning therefor. During the presentation, a representative of Ansley also reviewed the sale process in detail, and gave Ansley's views regarding various aspects of the transaction with BPOMS. Substantial discussion ensued and various members of the Healthaxis board asked numerous questions.

        The representatives of Westlake then joined the meeting by telephone. The Chairman of the Board requested that Westlake present to the Healthaxis board of directors Westlake's financial analysis of the merger. During the presentation, Westlake's representatives responded to numerous questions from Healthaxis board members as to the proposed terms of the merger, including the amount and terms of the shares of capital stock of Healthaxis to be issued to the shareholders of BPOMS in the merger, as well as various aspects of the valuation methodologies applied by Westlake. At the conclusion of the presentation, the Westlake representative presented to the Healthaxis board of directors the opinion of Westlake that the consideration to be received by Healthaxis under the proposed terms of the merger agreement was fair, from a financial point of view, to Healthaxis and its shareholders. The Westlake opinion is attached hereto as Annex C, and a summary of its opinion and valuation report are included below under the caption "—Opinion of Westlake Securities."

        A representative of Locke Lord then provided the Healthaxis board of directors with an overview of the material terms of the merger agreement, including, without limitation, the (a) various share exchange ratios and terms of a proposed new series of convertible preferred stock, (b) the BPOMS pre-merger steps, and Healthaxis' pre-merger steps to be completed on or prior to the closing of the merger, (c) the process for determining Healthaxis' officers and directors following the merger, (d) the treatment of outstanding stock options and warrants, (e) the issuance and exchange of promissory notes to BPOMS shareholders in the aggregate principal amount of $1.9 million, (f) corporate approval process, (g) representations, warranties and covenants included in the merger agreement, (h) closing conditions, (i) termination provisions, including those relating to payment of a termination fee and certain expenses, (j) circumstances under which either BPOMS or Healthaxis could entertain an unsolicited competing acquisition proposal from a third party, (k) indemnification of Healthaxis' officers and directors, (l) the primary terms of proposed employment agreements to be entered into with the top four senior management employees of Healthaxis and (m) potential conflicts of interest of Healthaxis' officers and directors. These and other details relating to the terms of the transactions contemplated by the merger agreement were also set forth in written materials distributed to the Healthaxis board of directors in advance of the meeting. Locke Lord did not address the tax treatment of the transactions contemplated by the merger agreement, as Healthaxis had retained other advisors to assist it in this regard.

        The Locke Lord representative then discussed the status of discussions with The NASDAQ Stock Market regarding the listing of Healthaxis' common stock following completion of the merger, as well as the primary steps that Healthaxis and BPOMS would need to take to complete the merger. The Locke Lord representative reiterated the fiduciary obligations of the Healthaxis board of directors in light of the proposed merger, and discussed the efforts undertaken by the Healthaxis board of directors to explore strategic alternatives; the duty owed by the Healthaxis board of directors to evaluate the merger agreement, the merger, the Merger Stock Issuance and all related transactions on behalf of Healthaxis shareholders; the rights negotiated by the Healthaxis board of directors to terminate the proposed merger agreement to accept an alternative superior offer under certain circumstances; and the efforts of the Healthaxis board of directors to be fully informed and to exercise due care in their deliberations and efforts.

        A lengthy general discussion then ensued as to the advisability of the merger agreement. The Healthaxis board of directors considered a number of factors in favor and against the merger agreement and the transactions and other matters contemplated thereby, as described below under the caption "—Recommendation of the Healthaxis Board of Directors and its Reasons for the Merger."

        Mr. Carradine indicated to the other members of the Healthaxis board of directors that although he was supportive of the merger, he would recuse himself from voting as a member of the Healthaxis board of directors with regard to the merger agreement and related transactions in light of the fact that he would receive certain benefits in the merger that would not be received by Healthaxis shareholders, such as a new employment agreement and accelerated vesting of his restricted stock. The remaining members of the Healthaxis board of directors then unanimously found that after due consideration of all relevant factors that the merger agreement and the transactions and other matters contemplated thereby are advisable and in the best interests of Healthaxis and its shareholders, and approved the merger agreement and the transactions and other matters contemplated thereby, including without limitation the Merger Stock Issuance, and recommended that Healthaxis' shareholders approve the Merger Stock Issuance. The Healthaxis board of directors declined to consider the specific details of the terms of the proposed new employment agreements with Healthaxis' four senior management employees, and suggested that the BPOMS board of directors was the proper party to consider these new agreements.

        In early August 2008, BPOMS informed Healthaxis that it wished to continue negotiating certain aspects of the proposed transaction to accommodate requirements of the BPOMS board of directors and some of its major stockholders. During the remainder of August, Healthaxis, BPOMS and their respective major shareholders continued to negotiate these aspects of the proposed transaction. During this time, the BPOMS warrant flush transaction was also completed with six of the seven institutional investors exchanging their Series A, B and D warrants with an exercise price of $1.10 per share for shares of BPOMS Series F Preferred Stock at agreed upon exchange ratios.

        On August 26 and again on September 5, 2008, special meetings of the BPOMS board of directors were held via teleconference at which all members of the BPOMS board of directors were present. Mr. Dolan reviewed the details of the completed merger agreement and the BPOMS management's recommendation of the merger transaction and its reasoning therefor. During the presentations, the BPOMS board of directors was provided with the material terms of the merger agreement, including, without limitation, (a) the various share exchange ratios and terms of a proposed new Healthaxis Series B Preferred Stock, (b) the BPOMS pre-merger steps, and Healthaxis' pre-merger steps to be completed on or prior to the closing of the merger, (c) the process for determining Healthaxis' officers and directors following the merger, (d) the treatment of outstanding stock options and warrants, (e) termination provisions, including those relating to payment of a termination fee and certain expenses, and (f) status of discussions with The NASDAQ Stock Market regarding the listing of Healthaxis' common stock following completion of the merger, as well as the primary steps that Healthaxis and BPOMS would need to take to complete the merger. These and other terms of the transactions contemplated by the merger agreement were also set forth in written materials distributed to the BPOMS board of directors in advance of the meetings.

        General discussions ensued as to the advisability of the merger agreement. The BPOMS board of directors considered a number of factors in favor and against of the merger agreement and the transactions and other matters contemplated thereby, as described below under the caption "—Recommendation of the BPOMS Board of Directors and its Reasons for the Merger." The members of the BPOMS board of directors then unanimously found that, after due consideration of all relevant factors, the merger agreement and the transactions and other matters contemplated thereby are advisable and in the best interests of BPOMS and its stockholders, and on September 5, 2008 approved the merger agreement and the transactions and other matters contemplated thereby, and recommended that BPOMS' stockholders adopt the merger agreement.

        On September 5, 2008, a special meeting of the Healthaxis board of directors was held at which all Healthaxis board members were present, along with various members of Healthaxis management, a representative of Ansley and representatives of Locke Lord. Healthaxis management and a representative of Locke Lord reviewed the materials submitted to the Healthaxis board of directors in advance of the special meeting relating to the revised terms of the proposed merger agreement and other agreements. It was also noted that Westlake had reviewed the changes and issued to the Healthaxis board of directors an affirmation letter restating its opinion that the consideration to be received by Healthaxis under the proposed terms of the revised merger agreement was fair, from a financial point of view, to Healthaxis and its shareholders. The affirmation letter is attached hereto as Annex D. Substantial additional discussion ensued among the Healthaxis board of directors. Mr. Carradine then indicated that although he continued to support the terms of the merger, he would again recuse himself from voting as a member of the Healthaxis board of directors with regard to the merger agreement and the transactions and other matters contemplated thereby. The remaining members of the Healthaxis board of directors then unanimously found that after due consideration of all relevant factors, the revised merger agreement and the transactions and other matters contemplated thereby are advisable and in the best interests of Healthaxis and its shareholders, and approved the merger agreement and the transactions and other matters contemplated thereby, including without limitation the Merger Stock Issuance, and reiterated its recommendation that Healthaxis' shareholders approve the Merger Stock Issuance.

        The merger agreement and certain related agreements with regard to the pre-merger steps were executed by Healthaxis, BPOMS and Merger Sub on September 5, 2008, after the close of business. On September 8, 2008, prior to the opening of business, Healthaxis and BPOMS issued a joint press release announcing the merger.

  Period Following September 8, 2008

        On September 23, 2008, Ebix, Inc. delivered an unsolicited proposal to the board of directors of Healthaxis to acquire all of the outstanding stock of Healthaxis. Under this proposal, Ebix offered to pay (a) $3.5 million in cash, of which $3.0 million would be paid to the Healthaxis shareholders and $500,000 would be paid as a termination fee to BPOMS, and (b) an additional $3.3 million to the Healthaxis shareholders in the form of 99,000 shares of Ebix stock, valued by Ebix at approximately $33.33 per share (all references herein to the number of shares and values of Ebix stock give effect to a 3-for-1 stock split effected on October 9, 2008). This proposal represented a value of approximately $6.3 million to Healthaxis shareholders, or $0.66 per outstanding share of Healthaxis common and preferred stock. Additionally, Ebix offered a guaranteed downside price cover on the Ebix stock for a period of one year to all Healthaxis shareholders on the Ebix stock delivered to them, which provided that they could sell the stock back to Ebix for the price at which they received it at any time during the one-year period following the closing date of the proposed transaction.

        On September 24, 2008, the Healthaxis board of directors held a special meeting at which it reviewed the Ebix proposal, as well as preliminary background information relating to Ebix. Representatives of Healthaxis management, Ansley and Locke Lord were also present for the meeting. The Healthaxis board of directors reviewed the provisions of the merger agreement with BPOMS that set forth Healthaxis' rights and obligations in the event a competing offer to the BPOMS transaction was received in this fashion. The Healthaxis board of directors carefully evaluated the Ebix proposal with the assistance of its financial and legal advisors. After evaluating both the terms proposed by Ebix and those set forth in the BPOMS merger agreement, the Healthaxis board of directors concluded that the terms proposed by Ebix on September 23, 2008 were substantially inferior to the terms set forth in the merger agreement with BPOMS. Accordingly, the Healthaxis board of directors determined that it was not in the best interests of Healthaxis or its shareholders to pursue discussions with Ebix on the basis of the terms set forth in its proposal and respectfully declined the Ebix offer. On September 24, 2008, Healthaxis announced this response to Ebix's proposal.

        On October 3, 2008, Ebix delivered to the board of directors of Healthaxis a revised proposal (the "October 3rd Proposal") to acquire all of the shares of Healthaxis stock. In the October 3rd Proposal, Ebix proposed, among other things, to pay (a) $6.4 million (or $0.725 per share) for the Healthaxis common shares and (b) $610,800 (or $0.825 per share) for the Healthaxis preferred shares. The

October 3rd Proposal also contained an offer to pay Tak Investments, Inc. ("Tak Investments"), a significant Healthaxis shareholder, $2.5 million in Ebix stock for certain Healthaxis warrants held by Tak Investments. According to the offer, all other Healthaxis warrants would be required to be terminated. The offer also included payment of the $500,000 termination fee that would become due to BPOMS under certain circumstances under the terms of the merger agreement.

        On October 7, 2008, the Healthaxis board of directors held a special meeting at which it reviewed the October 3rd Proposal, additional publicly available information regarding Ebix, and an analysis comparing the financial terms of the Ebix proposals to the BPOMS transaction and the February 2008 proposal received from Company A. Representatives of Healthaxis management, Ansley and Locke Lord were also present for the meeting. During the meeting, the board of directors also reviewed its rights and obligations under the BPOMS merger agreement, as well as its duties and obligations under Pennsylvania law to act in the best interests of Healthaxis. Locke Lord pointed out that Healthaxis' Pennsylvania legal counsel has advised that Pennsylvania law requires that the Healthaxis board of directors act in the best interests of Healthaxis, and that in carrying out its duties and obligations the board of directors is permitted to consider both the short-term and long-term interests of Healthaxis, as well as the effects of its actions on Healthaxis' various constituencies, including its shareholders, customers, employees, creditors and other impacted communities.

        Substantial discussion ensued among the board members present, and a number of issues and considerations were discussed, including the following:

  •
  notwithstanding the attractiveness of the cash payment features included in the October 3rd Proposal, Ebix had increased its offer to Healthaxis shareholders generally (other than solely to Tak Investments) by approximately $700,000 from its original offer, or only about 11%, and a substantial payment was now allocated to Tak Investments rather than being shared by all shareholders on a pro rata basis;

  •
  the fact that Healthaxis had very limited information regarding Ebix, its intentions in pursuing a transaction with Healthaxis, and its financial ability to consummate a transaction;

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  the inability of the board of directors to obtain information directly from Ebix in light of the continuing obligation of Healthaxis to refrain from any discussions or negotiations with Ebix under the terms of the BPOMS merger agreement, unless and until the Healthaxis board of directors concluded in good faith that an Ebix offer was reasonably likely to lead to a "superior offer," as defined in the merger agreement; and

  •
  the substantial risks and costs of disruption and delay to the BPOMS transaction that could result from pursuing a transaction with Ebix.

        Following extensive discussion and deliberation, it was the unanimous conclusion of all board members present that the October 3rd Proposal from Ebix was still not reasonably likely to lead to a "superior offer," and that the Ebix offer should be rejected. The Healthaxis board of directors also directed that Ansley approach BPOMS to determine if BPOMS was interested in enhancing the terms set forth in the merger agreement in light of the Ebix proposals.

        On October 8, 2008, Ebix delivered to the Healthaxis board of directors a further revised proposal (the "October 8th Proposal"). The October 8th Proposal included the following terms:

  •
  Ebix (a) raised the price per share payable for Healthaxis common shares to $0.77 from $0.725 (for a total of approximately $6.8 million) and (b) lowered the price per share payable for Healthaxis preferred shares to $0.77 from $0.825 (for a total of approximately $570,100). Just as with the October 3rd Proposal, under the October 8th Proposal holders of Healthaxis common stock could receive the proposed purchase price in cash or in the form of Ebix stock, valued by Ebix at the floor value of $33.33 per share. Holders of Healthaxis preferred shares were not extended the right to receive the proposed purchase price in cash. For the Healthaxis shareholders who elected, or were required, to take Ebix stock instead of cash, they would be given the right to sell the stock back to Ebix within the one-year period following the date of the closing of the transaction for $33.33 per share;

  •
  Ebix also proposed to pay Tak Investments a net amount of $2.5 million for the warrants held by it. This amount was to be received by Tak Investments only in the form of Ebix stock valued by Ebix at $33.33 per share. Based on the language in the October 8th Proposal, it appeared that Tak Investments, like Healthaxis shareholders, would be given the right to sell the stock back to Ebix at any time within the one-year period from the date of the closing of the transaction for $33.33 per share; and

  •
  as related matters in the October 8th Proposal, Ebix would pay the $500,000 termination fee to BPOMS as contemplated under the merger agreement. All remaining warrants owned by any Healthaxis shareholder would be terminated. Further, the existing Remote Resource Agreement with Healthcare BPO Partners, L.P. (an affiliate of Tak Investments) would be terminated. Ebix indicated that a good faith attempt would be made to arrive at a new outsourcing agreement with Healthcare BPO Partners, L.P. at revised terms on a post-transaction basis. Finally, the October 8th Proposal added several conditions that would apply until the completion of Ebix's due diligence, which would restrict the conduct of the Healthaxis business, such as entering into contracts, declaring dividends or paying bonuses.

        On October 9, 2008, BPOMS delivered to the Healthaxis board of directors a letter in which BPOMS offered to amend the merger agreement to (a) adjust the exchange ratios in the merger agreement such that Healthaxis securityholders would own approximately 25%, rather than 20%, of the total post merger shares on a fully diluted basis, (b) change the termination date in the merger agreement from December 31, 2008 to January 31, 2009, and (c) increase the termination fee associated with a "superior offer" from $500,000 to $1,500,000 and provide that this increased termination fee would apply to any merger transaction that Healthaxis closes on or before December 31, 2009, with Ebix or any other party from whom a competing offer to the BPOMS merger is received between the date of the amendment and the date the merger agreement might be terminated under certain circumstances.

        On October 9, 2008, the Healthaxis board of directors held another special meeting with the participation of its financial and legal advisors and members of Healthaxis management. At the meeting, the board of directors reviewed the terms of the October 8th Proposal received from Ebix and the new BPOMS proposal, as well as the events that had transpired since the board meeting on October 7, 2008. Mr. McLane described a telephone call that he had received from Sharad Tak and Austin Lewis, who are the principals of the two largest shareholders of Healthaxis, Tak Investments and Lewis Asset Management, respectively, stating that they took the Ebix offers seriously and requesting that the board of directors strongly consider pursuing the cash and stock offer outlined in the Ebix October 8th Proposal. Substantial discussion ensued and the board of directors reviewed the advantages, disadvantages and likely outcomes and risks of the various options available to it. In particular, the board of directors noted that the historic, continuing decline in U.S. and worldwide equity markets favorably influenced its view of the cash features of the Ebix October 8th Proposal. A representative of Locke Lord addressed the rights and obligations of Healthaxis under the BPOMS merger agreement, as well as the duties and obligations of the Healthaxis board of directors under current circumstances under Pennsylvania law. The Healthaxis board of directors then concluded, in good faith, after consulting with its financial and legal advisors, that in light of the enhanced financial terms contained in the Ebix October 8th Proposal, the expressed interest of the two largest Healthaxis shareholders in the proposal, and the growing perception that a transaction with Ebix was reasonably capable of being consummated, that the Ebix October 8th Proposal was reasonably likely to lead to a "superior offer," as defined in the merger agreement. Accordingly, the Healthaxis board of directors directed that BPOMS be so notified and that Ebix be contacted to discuss parameters for opening a direct dialogue in strict compliance with the terms of the merger agreement. The Healthaxis board of directors then authorized the formation of a committee (the "special committee") to be comprised of Messrs. McLane, Coyle and Carradine to direct discussions and negotiations with Ebix, which committee would regularly report and make any appropriate recommendations to the full board of directors. The Healthaxis board of directors determined not to pursue the enhanced BPOMS offer at that time, pending feedback on possible discussions with Ebix.

        A meeting of the special committee of the Healthaxis board of directors was held early on October 10, 2008, by teleconference. Representatives of Ansley, Locke Lord and Healthaxis management were present. The special committee determined the approach to the commencement of discussions with Ebix, and took steps to ensure Healthaxis' compliance with its obligations to BPOMS under the terms of the merger agreement.

        From October 11, 2008 through October 16, 2008, the special committee met several times both formally and informally in furtherance of its mandate. During this period, the special committee, through Ansley, engaged in discussions with both Ebix and BPOMS. As a result of the continuing discussions with BPOMS, on October 16, 2008 BPOMS proposed an amendment to the merger agreement on terms that were more favorable to Healthaxis than it had originally proposed on October 9, 2008. The proposed amendment to the merger agreement included the adjustment in the exchange ratios in the merger agreement that would result in Healthaxis securityholders owning approximately 25%, rather than 20%, of the total post merger shares on a fully diluted basis (with appropriate conforming changes to be made to the Certificate of Designation for the Series B Preferred Stock), and the change in the termination date in the merger agreement from December 31, 2008 to January 31, 2009, but also reflected a reduction in the termination fee associated with a "superior offer" from $1.5 million to $1.0 million and a grace period before which the new termination fee provisions would become effective.

        On October 17, 2008, the Healthaxis board of directors held a special meeting, which was also attended by representatives of Ansley and Locke Lord and members of Healthaxis management. The special committee provided an update to the board of directors regarding various events that had transpired over the preceding days, including its dealings with Ebix and the modified terms under which BPOMS had recently proposed that the merger agreement be amended. The special committee described to the board of directors various issues that were under discussion with Ebix. The board of directors also evaluated the terms under which BPOMS proposed to amend the merger agreement, and sought the input of both its financial and legal advisors in this regard. The board of directors discussed the foregoing matters and concluded that Tak Investments and Lewis Asset Management should be approached to seek their approval of the enhanced terms contained in the proposed amendment of the merger agreement. After substantial and comprehensive discussion, the Healthaxis board of directors approved parameters for further discussions with Ebix. Following additional deliberation, the Healthaxis board of directors determined that the proposed amendment to the merger agreement and the transactions and other matters contemplated thereby are advisable and in the best interests of Healthaxis and its shareholders, and approved the merger agreement and the transactions and other matters contemplated thereby, including without limitation the Merger Stock Issuance, and reiterated its recommendation that Healthaxis' shareholders approve the Merger Stock Issuance on the terms set forth in the merger agreement, as amended. Mr. Carradine recused himself from voting as a member of the Healthaxis board of directors with respect to the foregoing matters. The amendment to the merger agreement, as well as consents thereto by various significant shareholders of each of Healthaxis and BPOMS, were executed on or about October 21, 2008.

        The special committee, through Ansley, continued discussions with Ebix from October 18, 2008 through October 22, 2008. During the course of these discussions, Ebix's offer as expressed in the October 8th Proposal was modified by Ebix such that it no longer represented an opportunity for all Healthaxis common stockholders and other stakeholders to receive cash at the closing of the transaction or shortly thereafter. As a result of this modification and other factors, the Healthaxis board of directors, in consultation with its major shareholders, determined that the modified Ebix offer was no longer reasonably likely to lead to a "superior offer," as defined in the BPOMS merger agreement. Accordingly, Healthaxis and Ebix agreed to abandon further discussions. On October 23, 2008, Healthaxis delivered a letter to Ebix formally confirming this outcome and declining the October 8th Proposal, as modified through the foregoing discussions.

Recommendation of the Healthaxis Board of Directors and its Reasons for the Merger

        In reaching its decision to approve the merger agreement and the transactions and other matters contemplated thereby, including without limitation the Merger Stock Issuance, and to recommend the approval of the Merger Stock Issuance by Healthaxis shareholders, the Healthaxis board of directors consulted with management and its financial and legal advisors. The Healthaxis board of directors considered the following material factors and potential benefits of the merger, each of which it believed supported its decision:

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  the value of BPOMS represented by its outstanding securities, which is the consideration that Healthaxis will receive in the merger as a result of the Merger Stock Issuance;

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  the merger is the result of an active sale process in which Healthaxis, directly or indirectly through Ansley, had contact with numerous prospective parties;

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  the board of director's belief that the merger is more favorable to Healthaxis than any other alternative reasonably available to Healthaxis, including the alternative of remaining a stand-alone, independent company and the proposals made by other interested parties in the sale process, as well as the risks and uncertainties associated with those alternatives;

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  the financial presentation (including the assumptions and methodologies underlying the analyses in connection therewith) and the fairness opinion of Westlake that as of July 29, 2008, the consideration to be received by Healthaxis under the terms of the merger agreement is fair to Healthaxis and its shareholders from a financial point of view, and the affirmation letter updating Westlake's opinion as of September 5, 2008;

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  its original view that the total valuation of the post-merger combined company was in the $80 million range, based on typical revenue and EBITDA multiples for businesses of a similar nature, and therefore that the implied value to Healthaxis securityholders based on a 20% ownership stake in the combined company could be in the range of $16 million (or approximately $1.67 per share), and was likely higher as a result of the amendment to the merger agreement increasing the ownership stake of Healthaxis securityholders to 25%;

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  the fact that Westlake's independent analysis using multiple standard valuation models was generally consistent with the board of directors' foregoing view of value where Healthaxis securityholders would have a 20% ownership stake in the combined company, and the board of directors judgment that a 25% ownership stake in the combined company implied an even greater level of comfort with the board of directors view regarding the value to be received by Healthaxis securityholders in the merger;

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  the impact of the recent major decline in the overall U.S. and world wide equity markets and the impact of this decline on the valuations of Healthaxis and the combined company, and the board of director's view that Healthaxis securityholders were still receiving favorable value in the merger, even in current market conditions;

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  the current financial market conditions, and historical market prices, volatility and trading information with respect to Healthaxis common stock, including the possibility that if Healthaxis were to remain an independent company the market price of its common stock might decline further and, if Healthaxis were to enter into a business combination transaction such as the merger at a later date, its shareholders might be diluted to a greater extent than will occur in the merger;

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  historical and current information concerning Healthaxis' business, financial performance and condition, operations, technology, management and competitive position, and current industry, economic and market conditions, including Healthaxis' prospects if it were to remain an independent company having limited scale and resources;

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  historical and current information concerning BPOMS' business, financial performance and condition, operations, technology, management and competitive position, and current industry, economic and market conditions;

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  the positive aspects of the business justification developed by BPOMS and Healthaxis' managements, as set forth below under the caption "—Business Justification for the Merger," and in particular, the perceived benefits of combining BPOMS with Healthaxis to Healthaxis and its shareholders, employees, customers and other business partners, including (a) the enhanced ability of Healthaxis to compete by using the combined resources of Healthaxis and BPOMS, (b) the experience and strength of BPOMS management team that will enhance both the operational capabilities and sales and marketing activities of Healthaxis, (c) the proposed business plan of BPOMS whereby Healthaxis will become the platform for expanding BPOMS service offerings to include the healthcare industry, (d) BPOMS senior leadership has a strong track record and has historically achieved positive outcomes for its shareholders, (e) the larger size of the combined company after the merger should enable it to absorb, better than Healthaxis could alone, the impact of a decrease in revenues or an increase in expenses, (f) the merger will improve the financial flexibility of Healthaxis and the combined company may have greater access to capital at a lower cost, (g) the expectation that the risk of integrating the Healthaxis business with another business is lower where, as is here the case, it is expected that the Healthaxis healthcare division will remain relatively intact, (h) the operating efficiencies that it is perceived will result from combining the companies and (i) the expectation that the merger will broaden the capabilities of Healthaxis and increase its prominence in the healthcare market;

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  Healthaxis shareholders will benefit from the diversification afforded by the number of industries served by BPOMS, and will not be wholly reliant on the performance of Healthaxis in the healthcare claims field;

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  Healthaxis shareholders will have the opportunity to participate in the growth of the business of the combined companies following the merger and may benefit from future appreciation in value of the combined companies;

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  the belief that Healthaxis employees, customers and partners will benefit from increased opportunities and better solutions that will be afforded by the combination of BPOMS and Healthaxis;

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  the financial and other terms and conditions of the merger agreement, and the fact that they were the product of extended arm's-length negotiations between the parties;

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  the Healthaxis board of directors and management received advice from Ansley, Westlake and Locke Lord, each of which has extensive experience in transactions similar to the merger;

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  the terms of the merger agreement, including without limitation:

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  the limited number and nature of the conditions to BPOMS' obligation to consummate the merger and the limited risk of non-satisfaction of such conditions, particularly in comparison with the uncertainty associated with the possibility of consummating a transaction with Ebix;

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  the provisions of the merger agreement that allow the board of directors, under certain limited circumstances and in connection with the performance of its fiduciary duties under applicable law, to change its recommendation that Healthaxis shareholders vote in favor of the approval of the Merger Stock Issuance;

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  the provisions of the merger agreement that allow Healthaxis, under certain limited circumstances, to furnish information to and enter into discussions with third parties such as Ebix at any time prior to the approval of the transactions contemplated by the merger agreement;

    •
    the provisions of the merger agreement that provide Healthaxis the ability to terminate the merger agreement in order to pursue a superior offer (subject to certain conditions contained in the merger agreement, including the payment to BPOMS of either a $500,000 or $1.0 million termination fee);

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    the provisions of the merger agreement providing that Healthaxis would be entitled to receive either a $500,000 or $1.0 million termination fee in the event of the termination of the merger agreement by BPOMS in certain circumstances;

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    the conclusion of the board that either termination fee payable to BPOMS in the event that the merger agreement is terminated under certain circumstances is reasonable in light of the benefits of the merger, the sale process conducted by Healthaxis with the assistance of Ansley and commercial practice; and

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    the fact that the completion of the merger requires the approval of the Merger Stock Issuance by a majority of the votes cast by the holders of Healthaxis common stock.

        The Healthaxis board of directors also considered a variety of risks and other countervailing factors, including:

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  the risk that the merger might not be completed in a timely manner or at all;

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  the fact that in the merger, Healthaxis shareholders will not receive a cash payment for their shares as they might in a transaction with another party, and their investment in Healthaxis will be subject to the future success of the combined company;

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  the possibility that integrating the operations of BPOMS and Healthaxis will prove more difficult than perceived and that anticipated cost savings and other synergies may not be realized;

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  BPOMS' roll up strategy is difficult to execute and the strategy for integration is loosely developed;

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  the possibility that the combined company will not in the future be able to identify, close or successfully integrate attractive acquisition candidates that will prove accretive;

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  the fact that BPOMS has historically grown through acquisition rather than organically, and the possibility that the combined company will not in the future be able to achieve the organic growth that it needs to become successful;

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  BPOMS has reported "material weaknesses" in its internal control over financial reporting and such weaknesses may adversely affect the performance of the combined company and its stock price and ability to raise additional capital;

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  the fact that upon completion of the merger Healthaxis will no longer exist as an independent company and the fact that its shareholders' investment will be substantially diluted in the merger and will in the future be significantly impacted by the performance of BPOMS' business;

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  the restrictions on the conduct of Healthaxis' business prior to the completion of the merger, requiring in general that Healthaxis conduct its business only in the ordinary course, subject to specific limitations, which may delay or prevent Healthaxis from undertaking business opportunities that may arise pending completion of the merger;

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  the interests of Healthaxis' officers and directors in the merger;

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  the risk that following completion of the merger the combined company may not qualify to have its stock listed on The NASDAQ Capital Market;

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  the restrictions on Healthaxis' ability to solicit or engage in discussions or negotiations with a third party regarding specified transactions involving Healthaxis and the requirement that

    Healthaxis pay BPOMS either a $500,000 or $1.0 million termination fee in order for the board to terminate the merger agreement and to pursue a superior offer;

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  the risk of diverting management focus and resources from other strategic opportunities and from operational matters while working to implement the merger;

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  the possibility of management, employee, customer and partner disruption associated with the merger; and

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  the fact that the Merger Stock Issuance will not substantially increase the non-affiliate market float of Healthaxis common stock.

        The Healthaxis board of directors did not assign relative weights to the above factors or the other factors considered by it. In addition, the Healthaxis board of directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Healthaxis board of directors may have given different weights to different factors.

        After careful consideration, the Healthaxis board of directors has:

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  determined that the merger agreement and the transactions and other matters contemplated thereby are advisable and in the best interests of Healthaxis and its shareholders;

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  approved the merger agreement and the transactions and other matters contemplated thereby, including without limitation the Merger Stock Issuance; and

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  recommended that Healthaxis' shareholders vote "FOR" the Merger Stock Issuance pursuant to the terms of the merger agreement.

Opinion of Westlake Securities

        Pursuant to an engagement letter dated June 27, 2008, Westlake was retained by the Healthaxis board of directors to render an opinion to the Healthaxis board of directors as to the fairness, from a financial point of view, to holders of the outstanding shares of capital stock of Healthaxis, of the acquisition of the outstanding capital stock of BPOMS in exchange for the issuance to BPOMS' securities holders of approximately 80% of the total shares of Healthaxis on a post-acquisition, fully diluted basis pursuant to the merger agreement. On July 29, 2008, Westlake delivered its written opinion to the Healthaxis board of directors, to the effect that, as of the date of such opinion, based upon the facts and circumstances as they existed at that time, and subject to the assumptions made, matters considered and limits of review set forth in the opinion, the Merger Stock Issuance was fair, from a financial point of view, to Healthaxis and the holders of outstanding capital stock of Healthaxis. Westlake affirmed its opinion as of September 5, 2008.

        As described elsewhere, on October 21, 2008, Healthaxis and BPOMS amended the terms of the merger agreement to provide, in part, that the equity ownership in the post-merger combined public company would be allocated 75% to BPOMS securityholders and 25% to Healthaxis securityholders, rather than 80% to BPOMS securityholders and 20% to Healthaxis securityholders (on a fully-diluted as-converted basis). Inasmuch as this re-allocation resulted in a better financial outcome for Healthaxis securityholders than that set forth in the original merger agreement, as evaluated by Westlake in rendering its opinion described below and attached to this joint proxy statement, the Healthaxis board of directors determined that it was not necessary to request that Westlake update its opinion. As a result, Healthaxis shareholders should read the following description of the Westlake opinion, as well as the full text of the opinion attached hereto, with the understanding that Westlake rendered its opinion on the basis of the 80% BPOMS / 20% Healthaxis ownership allocation, not the 75% BPOMS / 25% Healthaxis ownership allocation described elsewhere in this joint proxy statement.

        This description of Westlake's opinion is qualified in its entirety by reference to the full text of the opinion, which is set forth in "Westlake Securities Opinion to the Board of Directors of Healthaxis Inc." attached hereto as Annex C. Healthaxis shareholders are urged to read the Westlake opinion in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations to the review undertaken by Westlake in connection with rendering its opinion. Westlake's opinion was directed to, and provided for the use and benefit of, the Healthaxis board of directors in connection with its consideration of the merger agreement and the transactions and other matters contemplated thereby, including the Merger Stock Issuance. Westlake's opinion to the Healthaxis board of directors was one of the factors taken into consideration by the Healthaxis board of directors in making its determination to approve the merger agreement and the transactions and other matters contemplated thereby, including the Merger Stock Issuance. Westlake did not recommend to Healthaxis any specific amount or form of consideration for the merger or advise Healthaxis that the amount or form of the Merger Stock Issuance consideration provided in the merger agreement constituted the only appropriate amount or form of consideration for the proposed Merger Stock Issuance.

        In the course of its engagement Westlake has reviewed and analyzed:

  •
  the financial terms and conditions of the merger agreement in draft form dated July 23, 2008;

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  Healthaxis' and BPOMS' annual reports to shareholders and their financial statements as filed on Form 10-K, as amended, for each of the two fiscal years ended December 31, 2006, and December 31, 2007;

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  Healthaxis' and BPOMS' unaudited financial statements as of and for the interim period ended June 30, 2008;

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  Healthaxis' and BPOMS' quarterly reports and financial statements as filed on Form 10-Q for the periods ending March 31, 2007, June 30, 2007, September 30, 2007, March 31, 2008, and June 30, 2008;

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  certain reported financial terms of selected recent transactions and the market price of publicly traded companies which Westlake deemed to be relevant;

  •
  publicly available business and financial information regarding both Healthaxis and BPOMS;

  •
  certain forecasts and supporting information prepared by both Healthaxis and BPOMS' management with respect to the Merger Stock Issuance and the merger;

  •
  discussions with both Healthaxis' and BPOMS' management regarding the background of the Merger Stock Issuance and reasons and basis for pursuing the merger and both management teams' opinion of future business prospects for the newly merged entity; and

  •
  documents provided by Healthaxis and BPOMS regarding their respective current and expected capital structures, including but not limited to the Certificate of Designation of the Healthaxis Series B Preferred Stock, the BPOMS Series F Preferred Stock Certificate of Designation, the Healthaxis/Tak Termination Agreement, Healthaxis Preferred Conversion and Termination Agreement, and the BPOMS and Healthaxis Voting Agreements.

        In connection with its review and arriving at its opinion, with the consent of the Healthaxis board of directors, Westlake:

  •
  assumed that the final executed form of the merger agreement and related revisions to Healthaxis' or BPOMS' corporate documents would not differ in any material respect from the draft documents that Westlake examined at the date of its opinion and that the proposed Merger Stock Issuance and the merger agreement would be consummated in accordance with the terms set forth therein, without amendments, modifications or waivers thereto;

  •
  relied upon and assumed the accuracy and completeness of all of the financial and other information provided to or discussed with Westlake by Healthaxis and BPOMS or otherwise publicly available regarding their market and competitors and assumed that there were no material changes in the business operations, financial condition or prospects of Healthaxis or BPOMS since the respective dates of such information which has not been disclosed to Westlake by Healthaxis;

  •
  did not conduct any valuation or appraisal of any assets or liabilities of Healthaxis or BPOMS;

  •
  did not independently verify, or assume any responsibility for independent verification of, any of the information referred to above;

  •
  assumed that the financial forecasts relating to Healthaxis and BPOMS referred to above were reasonably prepared on bases reflecting the best currently available estimates and judgments of each respective management team as to the future financial performance of Healthaxis and BPOMS; and

  •
  did not investigate, and made no assumption regarding, any litigation or other claims affecting Healthaxis or BPOMS.

        Westlake did not express any opinion as to the price at which shares of Healthaxis common stock or BPOMS common stock may trade after announcement of the merger.

        In connection with rendering its opinion to the Healthaxis board of directors, Westlake has performed a variety of financial and comparative methodologies in regards to Healthaxis, BPOMS, and the post-merger combined company, referred to under this caption as "NewCo." Westlake believes that these analyses must be considered as a whole and that selecting portions of them and the factors considered by Westlake, without considering all of those analyses and factors, could create an incomplete understanding of the process underlying the analyses and, more importantly, a misleading or incomplete view of Westlake's written opinion as to fairness, from a financial point of view, that is based on those analyses. The preparation of a financial advisor's opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analyses or a summary description of those analyses. In its full analysis, Westlake drew from its past experience in the valuation of securities and its general knowledge of mergers and acquisitions as a whole. Any estimates in Westlake's analyses were not necessarily indicative of actual future results or values, which may significantly diverge more or less favorably from those estimates. Estimates of company valuations do not purport to be appraisals nor do they necessarily reflect the prices at which a company or its respective securities may actually be sold. No particular individual analysis performed by Westlake has been assigned a greater significance by Westlake than any other in forming its written opinion.

        The written opinion dated July 29, 2008 provided by Westlake to the Healthaxis board of directors is necessarily based upon economic, monetary, financial market and other relevant conditions as of such date. Accordingly, the opinion states that although subsequent developments may affect the opinion, Westlake does not have any obligation to further update, revise or reaffirm its opinion.

        In connection with its review and in arriving at its opinion, with the consent of the Healthaxis board of directors, Westlake assumed and relied upon the accuracy and completeness of the financial information and other pertinent information provided by Healthaxis and BPOMS to Westlake for purposes of rendering its opinion. Westlake did not assume any obligation to independently verify any of the information provided, including without limitation information from published sources, as being complete and accurate in all material respects. With regard to the financial forecasts prepared by Healthaxis' management, and those from BPOMS' management, Westlake assumed that this information had been reasonably prepared and reflects the best available estimates and judgments of both Healthaxis and BPOMS as to the future performance and that the projections provided a reasonable basis upon which Westlake could formulate its opinion. Neither Healthaxis nor BPOMS publicly disclose their internal management projections of the type utilized by Westlake in connection with Westlake's role as financial advisor to Healthaxis. Therefore, those projections cannot be assumed to have been prepared with a view towards public disclosure. The projections were based upon numerous variables and assumptions that are inherently uncertain, including, among others, factors relative to the general economic and competitive conditions facing both Healthaxis and BPOMS individually. Accordingly, actual results could vary significantly from those set forth in the respective projections.

        Westlake has stated to the Healthaxis board of directors that it assumed, for the purposes of rendering its written opinion, that (a) the Merger Stock Issuance will be consummated in accordance with the terms set forth in the draft merger agreement, without any waiver of its material terms or conditions, and that obtaining the necessary shareholder approval for the Merger Stock Issuance will not have an adverse effect on Healthaxis and (b) the Merger Stock Issuance is consummated in a manner that complies in all respects with the applicable provisions of the Securities Act, the Exchange Act and all other applicable federal and state statutes, rules and regulations. Westlake was not requested to and did not solicit any expressions of interest from any other parties with respect to the actions contemplated in connection with the Merger Stock Issuance, other than those of Healthaxis and BPOMS. Westlake expresses no opinion as to whether any alternative transaction might produce consideration for the holders of Healthaxis' common stock in an amount in excess of that contemplated in the Merger Stock Issuance.

        Westlake's analyses of the total transaction value of the Merger Stock Issuance as compared with the actual or implied market value of Healthaxis' total invested capital included (a) an analysis of the market value of Healthaxis and BPOMS' invested capital, (b) a comparison of certain market multiples between Healthaxis and BPOMS and selected peer groups, respectively, and (c) a discounted cash flows analysis of both companies participating in the Merger Stock Issuance. Westlake also considered the current and historical trading activity and prices of Healthaxis' and BPOMS' respective equity and debt securities. Westlake presented a written report of these analyses to the Healthaxis board of directors on July 29, 2008.

        The financial analyses summarized below include information presented in tabular format. In order to fully understand Westlake's financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data in the table below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Westlake's financial analyses.

        The following table summarizes the ranges of implied value of the total current invested capital of Healthaxis versus that of BPOMS based on several different valuation analyses present within the opinion as rendered to the Healthaxis board of directors. The inputs for this summary table are the respective valuations of each company on a pre-merger, stand-alone basis, in each case as derived by Westlake from its financial analyses using the valuation methodologies described below. The proposed transaction value to Healthaxis common shareholders represents approximately 20% of the equity ownership (on a fully diluted basis) of the post merger, combined companies. Based upon the respective valuations of the two entities as presented below, the post-merger equity distribution to the two shareholder groups appears fair from a financial perspective.

        In Westlake's preparation of its presentation to the Healthaxis board of directors, it performed a thorough valuation analysis of NewCo that will result from the merger and Merger Stock Issuance. This valuation should be considered in the context of the overall opinion provided by Westlake.

        The following table summarizes the ranges of implied value of the total invested capital of NewCo on a stand-alone basis, in each case as derived by Westlake from its financial analyses using the valuation methodologies described below. As discussed earlier in the valuation sections for Healthaxis and BPOMS, in order to have a better understanding of the financial analyses Westlake conducted, you should read these tables together with the description of the analyses set forth below and the qualifications and assumptions described above. These tables do not constitute a complete description of Westlake's financial analyses nor of its opinion.

  NewCo Comparable Company Analysis

        To determine the projected value of NewCo's total invested capital in connection with the Merger Stock Issuance, Westlake used several types of analysis such as those utilized in the valuations of both Healthaxis and BPOMS. In lieu of utilizing an entirely different peer group for purposes of comparison, Westlake took a weighted average of the pricing ratios from the peer groups of both Healthaxis and BPOMS used earlier in the separate company valuations. In striving for consistency in this valuation of NewCo, the weighted averages applied to each company's peer group pricing ratios were 80% and 20% for BPOMS and Healthaxis, respectively, which reflects the projected equity structure of NewCo.

        To the extent any comparisons were made with comparable companies, Westlake notes that no peer group or member of the weighted peer groups was identical to NewCo. As a result, Westlake's analyses with respect to the Merger Stock Issuance are not intended to be purely mathematical. Rather, Westlake considered complex considerations and judgments concerning differences in financial market and operating characteristics of the companies in both peer groups and other factors that could affect the equity values of the companies within the weighted peer groups that NewCo is being compared to in the course of delivering its report and written opinion to the Healthaxis board of directors.

  NewCo Comparable Transaction Analysis

        Westlake also reviewed and analyzed certain completed merger or acquisition transactions involving similar enterprises as it did in the valuations for Healthaxis and BPOMS. However, weighted averages were applied to each company's comparable historical transactions pricing ratios of 80% and 20% for BPOMS and Healthaxis, respectively. This 80-20 weighting was selected to reflect the respective equity ownership positions in NewCo's projected equity structure. Third-party transactions in the equity of an enterprise generally represent the best estimate of fair market value if they are negotiated at arm's length. Westlake approximately weighted 90 selected transactions relative to both Healthaxis and BPOMS and calculated two valuation multiples, total enterprise value to latest twelve months revenue and total enterprise value to EBITDA, based on these transactions involving the sale of enterprises with similar financial and operating characteristics to Healthaxis and BPOMS. Westlake then applied those multiples to compute implied values for the total invested capital of NewCo.

  NewCo Discounted Cash Flow Methodology

        Using the same discounted cash flow methodology as that in the Healthaxis and BPOMS valuations, Westlake calculated the present values of the estimated future cash flows for NewCo. The financial information relied upon used forecasted financial information for 2008-2009 in the form of the NewCo Projected Income Statements provided by Healthaxis' and BPOMS' management teams. The pro forma financial projections for FY 2008 were used in the discounted cash flow to account for the current merger that will not yet have been fully reflected in the basic consolidated projections of Healthaxis and BPOMS. After calculating projected future cash flows, Westlake calculated a terminal value using the capitalization of cash flows method based on a weighted EBITDA multiple and the FY 2009 projected BPOMS EBITDA. This weighted EBITDA multiple was calculated just as the other multiples throughout the NewCo valuation, in that it is an 80-20 representation of the public comparable companies of BPOMS and Healthaxis, respectively. Westlake selected the median EBITDA multiple of 9.2x from the previously discussed public weighted calculations of the comparable companies for BPOMS and Healthaxis based on Westlake's valuation expertise and judgment as well as its consideration of the projections provided by Healthaxis and BPOMS. All future cash flows along with the NewCo's terminal value were then discounted at NewCo's weighted average cost of capital.

        Based on the financial analyses summarized above from the original opinion of Westlake delivered to the Healthaxis board of directors dated July 29, 2008, the facts and circumstances known to Westlake to exist as of the date of its opinion, and upon Westlake's experience as investment bankers, and subject to the assumptions made, matters considered and limits of review set forth in its opinion, Westlake believes that the Merger Stock Issuance is fair, from a financial point of view, to Healthaxis and to holders of the outstanding Healthaxis capital stock. Westlake delivered a letter dated September 5, 2008 affirming its opinion regarding the fairness of the Merger Stock Issuance as of such date to the Healthaxis board of directors.

        Westlake's opinion and financial analyses were not the only factors considered by the Healthaxis board of directors in its evaluation of the merger and should not be viewed as determinative of the views of the Healthaxis board of directors or management. Westlake has consented to the inclusion of and references to its opinion in this joint proxy statement.

Recommendation of the BPOMS Board of Directors and its Reasons for the Merger

        In reaching its decision to approve the merger agreement and the transactions and other matters contemplated by the merger agreement, the BPOMS board of directors consulted with management and its financial and legal advisors. The BPOMS board of directors considered the following material factors and potential benefits of the merger, each of which it believed supported its decision:

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  information regarding historical market prices and other information with respect to Healthaxis' common stock and BPOMS' common stock, and the financial performance and condition, assets, liabilities, business operations and prospects of each of Healthaxis and BPOMS and their projected future values as separate entities and on a combined basis;

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  the current and prospective economic and competitive environment facing not only BPOMS, but also the business process outsourcing sector in general;

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  the board of directors' belief that Healthaxis' healthcare/benefits BPO service offering fits well with the existing BPOMS service capability and would further leverage each of the individual BPOMS service verticals of human resources outsourcing, enterprise content management and information technology services outsourcing, which the board of directors believes will result in significant cost efficiencies and cross-selling opportunities;

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  the target market for Healthaxis' services, third party administrators and self-insured employers and healthcare in general, is a very large, growing market and includes a middle market focus, which the BPOMS board of directors also believes will also result in significant cross-selling opportunities for other BPOMS service offerings;

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  the results of BPOMS' review of the Healthaxis technology, which confirmed that it has good feature/functionality for the target marketplace, relative to other competing suppliers;

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  the positive aspects of the business justification developed by BPOMS and Healthaxis' managements, as set forth below under the caption "—Business Justification for the Merger."

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  the belief of the BPOMS board of directors that, although Healthaxis' revenues have been relatively flat for the past few years, this performance is the likely result of a sales process issue and not related to the Healthaxis technology, service offering or target market and, as a result of BPOMS' sales capabilities, increased revenues could be generated through BPOMS' commitment to re-energize sales focus, deploy its sales process and bring additional resources and capabilities;

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  the belief of the BPOMS board of directors that the merger would generate significant operating synergies and incremental growth opportunities resulting from public company expense elimination, leveraging BPOMS' off-shore technology support, relocating Healthaxis' technology systems and processing platforms to a BPOMS data center, scan/capture/imaging operations consolidation, and cross-selling opportunities resulting in incremental growth from both existing and new Healthaxis customers;

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  simplification of the BPOMS capital structure, additional common share float, expanded revenue base and service capabilities and shared cost efficiencies which the BPOMS board of directors believes will generate stockholder value and potentially more liquidity for stockholders;

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  financial projections provided by BPOMS' management and jointly reviewed with Healthaxis management during due diligence activities (including the assumptions and methodologies underlying the analyses in connection therewith), which were consistent with the board of directors' expectations for BPOMS' business performance and demonstrated the potential operating synergies resulting from the merger;

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  historical and current information concerning Healthaxis' business, financial performance and condition, operations, technology, management and competitive position, and current industry, economic and market conditions;

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  the larger size of the combined company after the merger, adding financial critical mass and possibly providing additional benefits such as greater access to capital at a lower cost, increased marketplace visibility/credibility and enhanced stockholder liquidity;

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  the compatibility of management of the two companies and the prospective management team for the combined company;

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  the board of directors' belief that the exchange ratios in the merger are fair and in the best interest of BPOMS' stockholders;

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  the tax and accounting treatment of the merger;

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  the terms of the merger agreement, including without limitation:

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  the limited number and nature of the conditions to Healthaxis' obligation to consummate the merger and the limited risk of non-satisfaction of such conditions;

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  provisions of the merger agreement providing that BPOMS would be entitled to receive either a $500,000 or $1.0 million termination fee in the event of the termination of the merger agreement by Healthaxis in certain circumstances;

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  voting agreements executed by the holders of a majority of Healthaxis' outstanding common stock, obligating them to vote in favor of the merger; and

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  the fact that the completion of the merger requires the adoption of the merger agreement by BPOMS' stockholders.

        The BPOMS board of directors also considered a variety of risks and other countervailing factors, including:

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  the risk that the merger might not be completed in a timely manner or at all;

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  the possibility that integrating the operations of BPOMS and Healthaxis will prove more difficult than perceived and that anticipated cost savings and other synergies may not be realized;

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  restrictions on the conduct of BPOMS' business prior to the completion of the merger, requiring in general that BPOMS conduct its business only in the ordinary course, subject to specific limitations, which may delay or prevent BPOMS from undertaking business opportunities that may arise pending completion of the merger;

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  the risk that following completion of the merger the combined company may not qualify to have its stock listed on The NASDAQ Capital Market; and

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  the risk of diverting management focus and resources from other strategic opportunities and from operational matters while working to implement the merger.

        The preceding discussion of the information and factors considered by the BPOMS board of directors is not intended to be exhaustive, but is believed to include all material factors considered by the BPOMS board of directors. In addition, the BPOMS board of directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the BPOMS board of directors may have given different weights to different factors.

        After careful consideration, the BPOMS board of directors has:

  •
  determined that the merger agreement and the transactions and other matters contemplated thereby are advisable and in the best interests of BPOMS and its stockholders;

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  approved the merger agreement and the transactions and other matters contemplated thereby; and

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  recommended that BPOMS shareholders vote "FOR" adoption of the merger agreement.

Business Justification for the Merger

        The management teams of BPOMS and Healthaxis believe the combination of the companies will generate additional value in multiple ways. The combined entity expects to generate organic revenue growth because of the combined effect of (a) developing a stronger sales structure and team within Healthaxis, (b) cross-selling opportunities between Healthaxis and BPOMS, (c) the ability of Healthaxis to approach larger customer prospects because of the Healthaxis' larger size, and (d) the ability to enhance and develop new products with an extended reach in the industry. Cross-selling has already proven effective, as one of Healthaxis' largest customers extended the term of its contract with

Healthaxis in addition to contracting to use the BPOMS data center, and other Healthaxis customers have indicated interest in BPOMS' services. Additionally, the combined company will have a more diversified recurring revenue base.

        BPOMS and Healthaxis expect the merger to generate significant operating synergies by leveraging BPOMS' off-shore technology support. The companies have also identified other opportunities for operations consolidation. In addition, because Healthaxis and BPOMS are both publicly held companies, the merger is expected to save the combined company at least $900,000 per year from the elimination of duplicative costs of auditors, attorneys, insurance, boards of directors, and other compliance costs.

Effects on Healthaxis if the Merger is Not Completed

        If the Merger Stock Issuance and Healthaxis Proposals 2, 3, 4 and 5 are not approved by Healthaxis' shareholders, or if the merger is not completed for any other reason, Healthaxis will remain an independent public company and will not undergo the change of control transaction. Its common stock will continue to be listed on The NASDAQ Capital Market; however, Healthaxis has received a bid price deficiency delisting notice, and although it received a letter from The NASDAQ Stock Market dated October 21, 2008, stating that the bid price requirement has been suspended until January 16, 2009, there is no assurance that Healthaxis will meet the listing requirements once the suspension is lifted. If the Healthaxis stock does not qualify for listing on The NASDAQ Capital Market, then Healthaxis' common stock will no longer trade on NASDAQ and Healthaxis would expect its common stock to be traded on the OTC Bulletin Board. Healthaxis' shareholders will continue to be subject to risks and opportunities that are similar to those to which they are currently subject including, among other things, the risks identified under "Cautionary Statement Concerning Forward-Looking Information" above. Accordingly if the merger is not consummated, there can be no assurance as to the effect of these risks and opportunities on the future value of Healthaxis shares. Further, if the merger is not completed, Healthaxis may be subject to a number of other risks, including the following:

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  if the current market price of Healthaxis common stock reflects an assumption by the market that the merger will occur, then the price of Healthaxis common stock may decline;

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  under certain circumstances, Healthaxis may be required to pay BPOMS a termination fee of either $500,000 or $1.0 million as described below under "The Merger Agreement—Fees and Expenses";

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  various costs related to the merger, such as legal and accounting fees and expenses, must be paid even if the merger is not completed, although, under certain circumstances, Healthaxis may be entitled to receive a termination fee from BPOMS of either $500,000 or $1.0 million as described below under "The Merger Agreement—Fees and Expenses"; and

  •
  it might be difficult for Healthaxis to enter into a transaction similar to the merger for a period of time, and there can be no assurance that any other transaction acceptable to Healthaxis will be offered or that the business prospects or results of operations of Healthaxis will not be adversely impacted.

        If the merger is not completed, the Healthaxis board of directors will continue, from time to time, to evaluate and review the business operations and capitalization of Healthaxis, among other things, make such changes as are deemed appropriate, and continue to seek to identify opportunities to maximize shareholder value.

Effects on BPOMS if the Merger is Not Completed

        If the merger is not completed for any reason, BPOMS will remain an independent public company. Its common stock will continue to be listed on the OTC Bulletin Board. BPOMS will continue to conduct its business operations and execute its business plan as previously stated. BPOMS stockholders will continue to be subject to risks and opportunities that are similar to those to which they are currently subject including, among other things, the risks identified under "Cautionary Statement Concerning Forward-Looking Information" above. Accordingly if the merger is not consummated, there can be no assurance as to the effect of these risks and opportunities on the future value of BPOMS shares. Further, if the merger is not completed, BPOMS may be subject to a number of other risks, including the following:

  •
  if the current market price of BPOMS common stock reflects an assumption by the market that the merger will occur, then the price of BPOMS common stock may decline;

  •
  under certain circumstances, BPOMS may be required to pay Healthaxis a termination fee of either $500,000 or $1.0 million as described below under "The Merger Agreement—Fees and Expenses";

  •
  various costs related to the merger, such as legal and accounting fees and expenses, must be paid even if the merger is not completed, although, under certain circumstances, BPOMS may be entitled to receive a termination fee from Healthaxis of either $500,000 or $1.0 million as described below under "The Merger Agreement—Fees and Expenses"; and

  •
  it might be difficult for BPOMS to enter into a transaction similar to the merger for a period of time.

        If the merger is not completed, the BPOMS board of directors will continue, from time to time, to evaluate and review the business operations and capitalization of BPOMS, among other things, make such changes as are deemed appropriate, and continue to seek to identify opportunities to maximize stockholder value.

Directors and Executive Officers of Healthaxis after the Merger

        Healthaxis has nominated the persons named under Healthaxis Proposal 5 to be Healthaxis directors, as provided in the merger agreement, subject to the condition that the closing date of the merger occur within 30 days of the Healthaxis annual meeting. Four of Healthaxis' senior management employees have entered into new employment agreements with BPOMS, which employment agreements will become effective upon the closing of the merger.

Headquarters of Healthaxis after the Merger

        The headquarters of Healthaxis after the merger will be located at 1290 N. Hancock Street, Suite 200, Anaheim Hills, California 92807.

Ownership of Healthaxis after the Merger

        Based on the fixed exchange ratios in the merger agreement without taking into account the contemplated reverse stock split or the increase to the shares reserved for issuance under the Healthaxis 2005 Stock Incentive Plan, at the closing of the merger Healthaxis would issue approximately 5,109,100 shares of common stock and approximately 21,104,000 shares of Series B Preferred Stock to the stockholders of BPOMS, which on a fully-diluted, as-converted basis would represent approximately 12% and 50% of shares of Healthaxis common stock, respectively. The current Healthaxis stockholders, after the closing of the merger, would own approximately 22% of fully-diluted shares of Healthaxis common stock. The remaining 16% of Healthaxis fully-diluted shares of common stock would be shares of common stock reserved for the exercise of BPOMS and Healthaxis options and warrants outstanding upon completion of the merger.

Interests of the Directors and Executive Officers of Healthaxis in the Merger

        In considering the recommendation of the Healthaxis board of directors with respect to the Merger Stock Issuance, you should be aware that some of Healthaxis' directors and executive officers have interests in the merger that are different from, or in addition to, the interests of Healthaxis shareholders generally. These interests may present them with actual or potential conflicts of interest, and these interests, to the extent material, are described below. The Healthaxis board of directors was aware of these interests and considered them, among other matters, in approving the merger and approving and adopting the merger agreement.

  New Employment Agreements

        As a condition to the merger, BPOMS required that the four Healthaxis senior management employees enter into new employment agreements that will govern the terms of their employment with the combined company following the merger. In order to meet this condition, on October 15, 2008, John M. Carradine, the Healthaxis President and Chief Executive Officer, J. Brent Webb, the Healthaxis Senior Vice President and General Counsel, Ronald K. Herbert, the Healthaxis Chief Financial Officer, and Roxanne Seale, the Healthaxis Senior Vice President of Application Solutions, each entered into an employment agreement with BPOMS. Each of these employment agreements are expressly conditioned on, and will become effective only if, the merger is consummated. As a result, at closing, and without any further action, Mr. Carradine will become the Managing Director of the combined company's Healthcare Division, Mr. Webb will become the Senior Vice President and General Counsel of the combined company, Mr. Herbert will become the Senior Vice President of Finance for the combined company, and Ms. Seale will become the Vice President of Application Solutions for the combined company's Healthcare Division. Each of the employment agreements has a term of three years from the effective date of the merger and includes the following provisions:

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  Each employee shall resign from his or her position as an executive officer of Healthaxis, and accepts employment in the non-executive position at the combined company as described above.

  •
  An initial base salary in an amount consistent with BPOMS' pay scale for similar positions within the combined company, which in the case of Mr. Carradine, Mr. Webb and Mr. Herbert represents a substantial reduction from their current base salaries. All base salaries are subject to annual review and increase in the discretion of the combined company's board of directors.

  •
  A signing bonus and/or transition bonus to be payable upon the effective date of the merger and upon completion of certain transition milestones related to integration of the Healthaxis and BPOMS businesses.

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  An annual bonus in an amount, if any, as determined by the combined company's board of directors based on achievement of the combined company and individual performance goals as established by the combined company's board of directors for each calendar year.

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  Participation in the combined company's employee welfare, pension disability and benefit plans as maintained for the benefit of its employees with no material reduction from the current benefits with Healthaxis.

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  Four weeks of vacation annually and other standard combined company paid time off benefits.

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  Reimbursement for all business, travel and entertainment expenses incurred with respect to the business or prospective business of the combined company and certain other specified business related expenses.

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  Company provided cell phone and lap top computer as well as a monthly car allowance.

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  An award of shares of restricted stock to be issued under the Healthaxis Inc. 2005 Stock Incentive Plan at closing of the merger that will vest over three years in semi-annual installments, and shall also be fully vested on a change in control (as defined in the 2005 Plan) in any transaction occurring following the merger. Each employee will also be entitled to additional future equity awards in amounts and on terms consistent with periodic awards to other senior management personnel.

        If the employee's employment is terminated by the combined company without cause, or the combined company elects to terminate the employee's employment due to a change of control event, or the employee elects to terminate his or her employment for good reason, as each are defined in the agreement, then:

  •
  the combined company will pay a lump sum equal to the sum of all accrued and unpaid base salary and vacation pay through the date of termination, and severance pay in an amount equal to the sum of (a) one year of his or her then current base salary plus (b) a portion of the annual bonus amount prorated from January 1 of the year in which the termination occurs;

  •
  the combined company will continue to provide the employee and his or her eligible spouse and dependents the various medical, dental and life insurance provided for in the employment agreement or economic equivalent for up to twelve months;

  •
  the employee's unvested equity awards will immediately become fully vested and the employee will have three years from the termination date to elect to exercise all of his or here outstanding stock options or similar awards; and

  •
  the employee will be entitled to reimbursement of certain amounts to cover the actual cost of outplacement/search firm services from a firm selected by the employee for up to nine months.

        If the combined company terminates the employee's employment for cause, as defined in the agreement, or the employee terminates his or her employment without good reason, then:

  •
  the combined company will pay a lump sum equal to all accrued and unpaid base salary and vacation pay through the date of termination;

  •
  the employee shall have the post-termination exercise rights as contained in the specific award for all fully vested stock options or similar awards with grant dates on or after the effective date of the merger;

  •
  the employee shall have three years from the termination date to elect to exercise all of his or her outstanding fully vested stock options or similar awards with grant dates prior to the effective date of the merger; and

  •
  all other benefits provided under any other agreements, plans or programs of the combined company will be available to the employee.

        If the employee's employment is terminated for death or for disability, then the combined company will pay all accrued and unpaid base salary and vacation pay and the annual bonus prorated through the through the date of termination and all outstanding unvested equity awards shall be automatically fully vested on the termination date and the employee or his or her executor shall have three years from the termination date to elect to exercise all of his or her outstanding stock options or similar awards.

  Restricted Stock Vesting

        All unvested shares of restricted stock held by Healthaxis senior management, (a total of 226,000 shares), will fully vest at the closing of the merger as a result of the change in control vesting provisions contained in the original award agreements.

  Indemnification and Insurance

        The merger agreement provides that, without limiting any additional rights that any employee or director may have under any written indemnification agreement, from and after the effective time of the merger, and for a period of six years after the merger, Healthaxis and the surviving corporation will indemnify and hold harmless each person who is (as of the execution of the merger agreement) or has been at any time prior to the execution of the merger agreement, a director, officer or employee of Healthaxis or any of its subsidiaries against any costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim arising out of or pertaining to the negotiation, authorization, execution or performance of the merger agreement or any of the transactions or agreements contemplated by or delivered in connection therewith or otherwise with respect to any acts or omissions occurring at or prior to the effective time, to the same extent as provided in the Healthaxis Amended and Restated Articles of Incorporation (the "Healthaxis Articles") or the Second Amended and Restated Bylaws of Healthaxis (the "Healthaxis Bylaws"), as applicable or any applicable contract for six years after the effective time. In this regard, Healthaxis will also be required to advance expenses to an indemnified officer, director or employee.

        The merger agreement provides that for a period of six years after the effective time of the merger, the indemnification or exculpation provisions in the Healthaxis Articles and the Healthaxis Bylaws and the certificate of incorporation and bylaws of the surviving corporation will continue in force and effect.

        In addition, the merger agreement provides that prior to the effective time of the merger, Healthaxis will obtain and fully pay for an endorsement to its existing liability insurance policy providing "tail" coverage with a claims period of at least six years from the effective time of the merger.

Interests of the Directors and Executive Officers of BPOMS in the Merger

        The completion of the merger will result in the acceleration of the vesting of all options to purchase BPOMS stock held by Patrick Dolan, BPOMS' Chairman of the Board and Chief Executive Officer, James Cortens, BPOMS' President and a director, and Donald Rutherford, BPOMS' Chief Financial Officer, including the options to be granted as described under "BPOMS Proposal 2: Approval of Amendment to the BPOMS 2007 Stock Incentive Plan—2007 Plan Benefits." (See "BPOMS Executive Compensation—Outstanding Equity Awards at the End of the Year Ended December 31, 2007", and "BPOMS Proposal 2: Approval of Amendment to the BPOMS 2007 Stock Incentive Plan—2007 Plan Benefits") In considering the recommendation of the BPOMS board of directors with respect to the adoption of the merger, you should be aware of the foregoing, which constitutes an interest in the merger that these directors and executive officers of BPOMS have that is in addition to the interests of BPOMS' stockholders generally. This interest may present these directors and executive officers with actual or potential conflicts of interest. The BPOMS board of directors was aware of this interest and considered it, among other matters, in approving the merger and approving and adopting the merger agreement.

        If BPOMS Proposal 2 is approved, then Patrick Dolan is expected to receive a stock option grant of 3,500,000 BPOMS shares of common stock and James Cortens is expected to receive a stock option grant of 2,500,000 BPOMS shares of common stock. These BPOMS options would then be subject to exchange in the merger at the exchange ratio (and subject to further adjustment for the reverse stock split, if completed). Additionally, all current and former directors, officers and employees of BPOMS will be indemnified by BPOMS with respect to their acts and omissions prior to the effective time of the merger.

Certain Material United States Federal Income Tax Consequences

        The following is a summary of the material federal income tax consequences generally applicable to the BPOMS stockholders and BPOMS warrants holders (referred to under this subheading collectively as "BPOMS stockholders") who exchange their shares of BPOMS common stock, preferred stock or warrants for Healthaxis common stock, preferred stock or warrants pursuant to the merger, assuming that the merger qualifies as a tax-free reorganization within the meaning of Section 368(a) of the Code. The summary does not purport to deal with all aspects of federal income taxation that may affect particular BPOMS stockholders in light of their individual circumstances and is not intended for BPOMS stockholders subject to special treatment under federal income tax law (including insurance companies, tax-exempt organizations, financial institutions, broker-dealers, foreign persons or entities, BPOMS stockholders who do not hold their stock or warrants as capital assets, BPOMS stockholders who have acquired their stock upon the exercise of employee options or otherwise as compensation or through a tax-qualified retirement plan, persons holding BPOMS common stock, preferred stock or warrants as part of a hedge, straddle or other risk reduction transaction, BPOMS stockholders who are subject to alternative minimum tax, or BPOMS stockholders who have previously engaged in a constructive sale of their BPOMS common stock, preferred stock or warrants). In addition, this discussion does not consider the effect of any applicable state, local or foreign tax laws. Accordingly, each BPOMS stockholder is strongly urged to consult with his or her tax advisor to determine the tax consequences of the merger.

        The following summary is based upon current provisions of the Code, currently applicable Treasury regulations, and judicial and administrative decisions and rulings. Future legislative, judicial, or administrative changes or interpretations could alter or modify the statements and conclusions set forth herein, and any such changes or interpretations could be retroactive and could affect the tax consequences to the BPOMS stockholders.

  Treatment of Holders of BPOMS Common Stock, Preferred Stock and Warrants Other Than Dissenters.

Gain or Loss.    No gain or loss will be recognized by holders of BPOMS common stock upon their receipt of Healthaxis common stock solely in exchange for BPOMS common stock in the merger. Holders of BPOMS preferred stock or warrants who receive Healthaxis common stock, preferred stock or warrants should not generally recognize gain or loss upon the exchange.

         Basis to BPOMS Stockholders of Shares Received.    The aggregate tax basis of the Healthaxis common stock, preferred stock or warrants received in the merger will be the same as the aggregate tax basis of the BPOMS common stock, preferred stock or warrants exchanged for the Healthaxis common stock, preferred stock or warrants.

         Holding Period of Shares Received.    The holding period of the Healthaxis common stock, preferred stock or warrants received in the merger will include the period for which the BPOMS common stock, preferred stock or warrants surrendered in exchange therefore was held, provided the BPOMS common stock, preferred stock or warrants are held as a capital asset at the effective time of the merger.

  Treatment of the Corporations

        No gain or loss will be recognized by BPOMS, Healthaxis, or Merger Sub solely as a consequence of the merger.

  Consideration Other than in Exchange for the BPOMS Common Stock, Preferred Stock or Warrants

        Irrespective of the reorganization status of the merger, a recipient of shares of Healthaxis common stock, preferred stock or warrants would recognize income or gain to the extent that such shares were considered to be received in exchange for services or property (other than solely for the BPOMS common stock, preferred stock or warrants). All or a portion of such income may be taxable as ordinary income.

  Tax Returns

        Certain BPOMS stockholders will be required to attach a statement to their tax returns for the year in which the merger occurs that contains the information listed in Treasury Regulations Section 1.368-3(b). Please consult your tax advisor.

  Options

        The assumption of a compensatory stock option of BPOMS by Healthaxis should not generally result in the recognition of gain or loss to the holder thereof. Incentive stock options ("ISOs") of BPOMS assumed by Healthaxis should continue to be treated as ISOs for purposes of Section 422 of the Code, provided no additional benefit is received by the option holders in connection with the assumption of the options by Healthaxis.

  Dissenters

        A BPOMS stockholder who exercises dissenters' rights with respect to such BPOMS stockholder's shares of the BPOMS common stock or preferred stock and receives payment for such shares in cash will generally recognize capital gain or loss (if such shares were held as a capital asset on the effective date of the merger), measured by the difference between the BPOMS stockholder's basis in such shares and the amount of cash received; provided, however, the payment is not treated as a dividend for federal income tax purposes. A sale of shares pursuant to the exercise of dissenters' rights will generally not be treated as a dividend for federal income tax purposes if, as a result of such exercise, the stockholder exercising dissenters' rights owns no shares of Healthaxis common stock, preferred stock or warrants (either actually or constructively within the meaning of Section 318 of the Code) after such sale. If, however, a BPOMS stockholder's sale for cash of the BPOMS common stock or preferred stock pursuant to an exercise of dissenters' rights is treated as a dividend for federal income tax purposes, then such BPOMS stockholder's receipt of cash may result in recognition of ordinary income.

  Effect on Healthaxis Shareholders

        The merger has no tax ramifications to Healthaxis shareholders because they are not exchanging any shares in the merger.

  Status of the Tax-Free Reorganization

        The parties are not requesting, and will not request, a ruling from the Internal Revenue Service or an opinion of tax counsel in connection with the merger. The parties intend that the merger will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code, but neither Healthaxis nor BPOMS has made any representations, warranties or covenants to that effect. A successful IRS challenge to the status of the merger as a tax-free reorganization would result in a BPOMS stockholder being treated as if he or she sold his or her BPOMS common stock, preferred stock or warrants in a taxable transaction. In such event, a BPOMS stockholder would be required to recognize all of his or her realized gain or loss with respect to the disposition of his or her BPOMS common stock, preferred stock or warrants equal to the difference between such BPOMS stockholder's basis in such stock or warrants and the fair market value, as of the date the merger becomes effective, of the Healthaxis common stock, preferred stock or warrants received in exchange therefore. Such gain or loss would be treated as capital gain or capital loss for each such BPOMS stockholder if he or she held his or her BPOMS common stock, preferred stock or warrants as a capital asset at the time of the merger. In such event, the BPOMS stockholder's aggregate basis in the Healthaxis common stock, preferred stock or warrants so received would equal its fair market value as of the effective time of the merger, and the stockholder's holding period for such Healthaxis common stock, preferred stock or warrants would begin the day after the merger.

        THE FOREGOING SUMMARY OF CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER WITH RESPECT TO HOLDERS OF THE BPOMS COMMON STOCK, PREFERRED STOCK OR WARRANTS IS WITHOUT REFERENCE TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY PARTICULAR HOLDER. IN ADDITION, THE FOREGOING SUMMARY DOES NOT ADDRESS ANY NON-INCOME TAX OR ANY FOREIGN, STATE, OR LOCAL TAX CONSEQUENCES OF THE MERGER NOR DOES IT ADDRESS THE TAX CONSEQUENCES OF ANY TRANSACTIONS OTHER THAN THE MERGER OR ANY ASPECT OF THE MERGER NOT INVOLVING THE EXCHANGE OF THE BPOMS COMMON STOCK, PREFERRED STOCK OR WARRANTS. ACCORDINGLY, EACH HOLDER OF THE BPOMS COMMON STOCK, PREFERRED STOCK OR WARRANTS IS STRONGLY URGED TO CONSULT WITH SUCH HOLDER'S TAX ADVISOR TO DETERMINE THE PARTICULAR UNITED STATES FEDERAL, STATE, LOCAL, OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES OF THE MERGER TO SUCH HOLDER.

  Tax Impact of Contemplated Reverse Stock Split

        No gain or loss should be recognized by a Healthaxis shareholder as a result of the contemplated reverse stock split. The aggregate tax basis of shares received pursuant to the reverse stock split would be the same as the shareholder's aggregate tax basis in the shares exchanged therefor. The Healthaxis shareholder's holding period for the shares received would include the period during which the shareholder held the shares surrendered in the reverse stock split. No gain or loss would be recognized by Healthaxis as a result of the reverse stock split.

Regulatory Approvals Required for the Merger

        Except for the filing of the certificate of merger in Delaware at or before the effective date of the merger, Healthaxis and BPOMS are unaware of any material federal, state or foreign regulatory requirements or approvals required for the execution of the merger agreement or completion of the merger.

Accounting Treatment

        Upon completion of the merger, the current security holders of Healthaxis will own approximately 25% of the fully diluted shares of the combined company and the current security holders of BPOMS will own approximately 75% of the fully diluted shares of the combined company. In addition to considering these relative shareholdings, Healthaxis' and BPOMS' management considered the proposed composition of the board of directors of the combined company, and the proposed structure and members of the executive management team of the combined company in determining the accounting acquirer. Based on these factors, Healthaxis' and BPOMS' management concluded that BPOMS was the accounting acquirer. BPOMS intends to account for the merger as a "purchase" of Healthaxis for financial reporting and accounting purposes, in accordance with generally accepted accounting principles in the United States.

        The purchase accounting transaction is expected to result in a purchase price in excess of net assets acquired. The purchase price is expected to be approximately $4.6 million based on the closing price of Healthaxis common stock at the time of the filing of the joint proxy statement, the value of the net assets, and merger-related costs. The allocation of the purchase price among net tangible assets acquired, patents, tradenames, developed technology, customer relationships, non-competition agreements, deferred stock-based compensation, and goodwill will be based on the estimated fair value of the respective assets.

        The allocation of the aggregate purchase price is preliminary. The actual purchase accounting to reflect the fair values of Healthaxis assets to be acquired and liabilities to be assumed will be based upon valuation studies that are not yet complete and management's evaluation of those assets and liabilities. Accordingly, the pro forma condensed combined financial information presented elsewhere in this joint proxy statement is subject to change pending the final purchase price determination and allocations. Management does not expect the differences between the preliminary and final purchase price allocations will have a material impact on the combined company's pro forma financial position or results of operations. However, there can be no assurance until completion of the valuation studies.

        The parties anticipate that upon consummation of the merger transaction, the combined company will continue to use the year end of both BPOMS and Healthaxis, which is December 31.

Continued Listing of Healthaxis Common Stock on Nasdaq

        In accordance with the rules of The NASDAQ Stock Market, the merger will be deemed a "reverse merger" because Healthaxis will be combining its operations with the operations of a non-NASDAQ entity and will experience a "change of control." As a result, in order for Healthaxis to retain its listing on The NASDAQ Capital Market, it is required to submit an initial listing application and satisfy the initial listing standards of The NASDAQ Capital Market. At this time, it is not clear whether Healthaxis can satisfy these standards, so it may be necessary to take additional steps if Healthaxis desires to remain listed on The NASDAQ Capital Market. Under the terms of the merger agreement, Healthaxis and BPOMS are required to coordinate their efforts to pursue such listing, but obtaining the listing is not a condition to closing the merger. Healthaxis has received a letter dated September 18, 2008, from The NASDAQ Stock Market stating that its common stock was subject to delisting because Healthaxis had not regained compliance with the $1.00 minimum bid requirement for continued listing on The NASDAQ Capital Market. Healthaxis appealed this delisting determination and requested a hearing before a NASDAQ listing qualifications panel. Healthaxis received a letter from The NASDAQ Stock Market dated October 21, 2008 stating that its scheduled hearing had been cancelled due to the suspension of the NASDAQ bid price requirement until after January 16, 2009. As a result, Healthaxis' securities will remain listed on The NASDAQ Capital Market at least until January 16, 2009. However, there can be assurance that Healthaxis will meet the listing requirements once the suspension is lifted on January 16, 2009. If the Healthaxis common stock does not qualify for listing on The NASDAQ Capital Market, Healthaxis expects that its shares would trade on the OTC Bulletin Board.

Cessation of Trading of BPOMS Common Stock on OTCBB

        BPOMS common stock currently trades on the OTC Bulletin Board. At the effective time of the merger, trading of BPOMS common stock will cease.

Healthaxis Voting Agreements

        Tak Investments, Inc., LB I Group Inc. and Lewis Opportunity Fund, LP, which collectively hold 59% of the outstanding shares of Healthaxis common stock as of the Healthaxis record date, have each entered into a voting agreement under which they agree to vote all of the shares of Healthaxis common stock that they own in favor of the Merger Stock Issuance pursuant to the terms of the merger agreement, the reverse stock split, the Healthaxis name change, the increase in the number of shares reserved for issuance under the Healthaxis Inc. 2005 Stock Incentive Plan, the director nominees and any other matter that could reasonably be expected to facilitate the transactions contemplated by the merger agreement, and against any competing transactions proposed to the Healthaxis' shareholders. These Healthaxis shareholders have also irrevocably appointed Healthaxis shareholders representatives as proxies to vote their Healthaxis shares in favor of the Merger Stock Issuance pursuant to the terms of the merger agreement, the reverse stock split, the Healthaxis name change, the increase in the number of shares reserved for issuance under the Healthaxis Inc. 2005 Stock Incentive Plan, the director nominees and any other matter that could reasonably be expected to facilitate the transactions contemplated by the merger agreement, and against any competing transactions proposed to the Healthaxis' shareholders. Under the terms of the voting agreements, the parties thereto have further agreed that they will not sell, transfer or otherwise dispose of shares of Healthaxis common stock, and if they acquire any additional shares, such shares will also be subject to the voting agreement. Each party to a voting agreement has agreed that its obligations thereunder continue to apply to the merger agreement, as amended on October 21, 2008. A form of the Healthaxis voting agreement is attached to this joint proxy statement as Annex E.

BPOMS Voting Agreements

        The merger cannot be completed unless the holders of the following outstanding shares of BPOMS as of the record date vote in favor of adopting the merger agreement: (a) a majority of the shares of BPOMS common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, and (b) a majority of the shares of each of the Series A Preferred Stock and Series C Preferred Stock, each voting as a separate class, and (c) 66% of the shares of each of the Series D Preferred Stock and Series D-2 Preferred Stock, each voting as a separate class. Holders of approximately 63%, 79%, 95% and 8% of the outstanding BPOMS Series B Preferred Stock, Series D Preferred Stock, Series D-2 Preferred Stock and common stock, respectively, have executed voting agreements agreeing to vote their BPOMS shares in favor of adopting the merger agreement, the merger, and any other matter that could reasonably be expected to facilitate the transactions contemplated by the merger agreement and against any competing transactions proposed to the BPOMS stockholders. These BPOMS stockholders have also irrevocably appointed Healthaxis representatives as proxies to vote their BPOMS shares in favor of adoption of the merger agreement. Under the terms of the voting agreements, the parties thereto have further agreed that they will not sell, transfer or otherwise dispose of any shares of BPOMS common stock, and that if they acquire any additional shares of BPOMS common stock, such shares will also be subject to the voting agreement. Each party to a voting agreement has agreed that its obligations thereunder continue to apply to the merger agreement, as amended on October 21, 2008. A form of BPOMS voting agreement is attached to this joint proxy statement as Annex F. Although they have not executed voting agreements, BPOMS' management and other Series B Preferred Stock holders representing 100%, 100%, 37% and 45% of the outstanding BPOMS Series C Preferred Stock, Series A Preferred Stock, Series B Preferred Stock and common stock, respectively, have indicated that they plan to vote the shares that they own in favor of adoption of the merger agreement.

Rights of Holders of Series B Preferred Stock

        One of the conditions to the closing of the merger is that Healthaxis create a new series of preferred stock, designated Series B Convertible Preferred Stock, which we refer to as the Series B Preferred Stock. The Certificate of Designation for the Series B Preferred Stock is attached hereto as Annex G. In connection with the merger, the Series B Preferred Stock will be issued in exchange for shares of BPOMS Series D Preferred Stock, Series D-2 Preferred Stock and Series F Preferred Stock and certain BPOMS penny warrants at fixed exchange ratios as set forth in the merger agreement. The holders of Series B Preferred Stock will enjoy certain preferences, rights and privileges superior to those enjoyed by holders of Healthaxis common stock, as described below.

        The holders of the Series B Preferred Stock would be entitled to receive dividends pari passu with dividends paid to holders of Healthaxis common stock. Dividends would be payable in cash upon a conversion, or in shares of common stock if certain conditions are met. Dividends would be payable upon a preferred stock redemption, the liquidation of Healthaxis and upon other fundamental changes.

        The holders of Series B Preferred Stock would not be entitled to general voting rights. However, so long as a specified number of shares of Series B Preferred Stock are outstanding, the holders of Series B Preferred Stock would be entitled to vote as a class, and therefore have veto rights on the sale of Healthaxis, changes in capitalization, repurchases of stock, and other matters. For so long as a specified number of shares of Series B Preferred Stock are outstanding, the holders of Series B Preferred Stock would have the right to elect one director.

        Upon liquidation of Healthaxis, the holders of Series B Preferred Stock would be entitled to receive an aggregate liquidation preference of $24.4 million ($1.155 per share of Series B Preferred Stock) prior to the receipt of any value by the holders of Healthaxis' common stock or other junior stock. The holders of Series B Preferred Stock would also be entitled to a preferential redemption equal to the liquidation preference amount plus dividends in the event of a "major transaction" or a "triggering event," as defined in the Certificate of Designation relating to the Series B Preferred Stock (which is attached to this joint proxy statement as Annex G).

        Holders of Series B Preferred Stock would be able to convert their shares into shares of Healthaxis common stock at any time and, under some circumstances, the Series B Preferred Stock will be automatically converted into Healthaxis common stock on the earlier to occur of 18 months after the closing of the merger and the 30th consecutive day that the Healthaxis common stock is quoted at or above a specified closing bid price. Initially, the Series B Preferred Stock would convert on a one-to-one basis, subject to adjustment.

 THE MERGER AGREEMENT

        The following summarizes material provisions of the merger agreement, a copy of which is attached to this joint proxy statement as Annex A and an amendment thereto is attached as Annex B. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. Healthaxis and BPOMS encourage you to read carefully the merger agreement in its entirety because the rights and obligations of the parties are governed by the express terms of the merger agreement and not by this summary or any other information contained in this joint proxy statement.

        The description of the merger agreement in this joint proxy statement has been included to provide you with information regarding its terms. The terms of the merger agreement are disclosed as required under federal securities laws. The merger agreement contains representations and warranties made by and to Healthaxis, BPOMS and Merger Sub as of specific dates. The statements embodied in those representations and warranties were made for purposes of that contract between the parties and are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of that contract, including qualifications set forth on the disclosure schedules to the merger agreement. The disclosure schedules have not been publicly filed due to the confidential nature of their contents. In addition, certain representations and warranties made as of specified dates may be subject to contractual standards of materiality different from those generally applicable to shareholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties contained in the merger agreement as characterizations of the actual state of facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement, which subsequent information will be reflected in Healthaxis' or BPOMS' public disclosures only to the extent required under federal securities laws.

Effective Time of the Merger

        The effective time of the merger will occur at the time that the Secretary of State of the State of Delaware accepts for recording the certificate of merger filed by Healthaxis, or at such later time as provided in the certificate of merger.

Structure of the Merger

        At the effective time of the merger, Merger Sub will merge with and into BPOMS. BPOMS will survive the merger and continue to exist after the merger as a wholly-owned subsidiary of Healthaxis. All of BPOMS' and Merger Sub's properties (including real, personal and mixed properties), rights, privileges, powers and franchises (both public and private), and all other debts, liabilities, obligations, restrictions, disabilities and duties, will become those of the surviving corporation.

Conversion of BPOMS Securities

        At the effective time of the merger, each of the following types of BPOMS outstanding securities will be converted into the Healthaxis securities set forth below, at the exchange ratios set forth below. These exchange ratios do not take into account the contemplated reverse stock split of Healthaxis common stock that is the subject of Healthaxis Proposal 3. Please see the information under Healthaxis Proposal 3 for an example of how the reverse stock split will impact the exchange ratios.

Class of BPOMS Security	Exchange Ratio	Class of Healthaxis Security
Common Stock	0.2467	Common Stock
Series A Preferred Stock	0.2773	Common Stock
Series B Preferred Stock	0.2467	Common Stock
Series C Preferred Stock	1.2868	Common Stock
Series D Preferred Stock	3.9475	Series B Preferred Stock
Series D-2 Preferred Stock	3.9475	Series B Preferred Stock
Series F Preferred Stock	6.1679	Series B Preferred Stock
Series C Penny Warrants	0.2467	Series B Preferred Stock
Series D Penny Warrants	0.2467	Series B Preferred Stock

        At the effective time of the merger, all warrants to purchase BPOMS common stock other than the penny warrants listed above will cease to represent the right to acquire shares of BPOMS common stock and will automatically convert into a warrant to acquire Healthaxis common stock. The number of shares of Healthaxis common stock and the exercise price of these warrants to purchase Healthaxis common stock will be adjusted at the 0.2467 exchange ratio. Post merger, these warrants will represent the right to purchase approximately 1,992,908 shares of Healthaxis common stock.

        Each share of BPOMS common stock held in BPOMS' treasury immediately prior to the effective time of the merger will automatically be cancelled and retired and cease to exist and no payment will be made with respect thereto. No fractional shares of Healthaxis common stock will be issued. Any holder who would otherwise be entitled to receive a fraction of a share will, in lieu of such fraction, receive one full share.

Conversion of BPOMS Employee Stock Options

        At the effective time of the merger, all options to acquire common stock will cease to represent the right to acquire shares of BPOMS common stock and will be converted automatically into the right to acquire shares of Healthaxis common stock. The number of shares of common stock of Healthaxis and the exercise price of such options to purchase Healthaxis common stock will be adjusted at the 0.2467 exchange ratio. Post merger, these stock options will represent the right to purchase approximately 3,701,229 shares of Healthaxis common stock.

Exchange of Certificates

  Common Stock

        Prior to the effective time of the merger, Healthaxis will deposit with the exchange agent certificates representing the aggregate number of shares of common stock of Healthaxis issuable in exchange for outstanding shares of common stock of BPOMS. Promptly after the effective time of the merger, the exchange agent will mail a letter of transmittal and instructions to each common stockholder of record of BPOMS (each stockholder that holds stock in its own name as of the effective time of the merger). The letter of transmittal and instructions will inform such stockholder how to surrender its common stock certificate or shares it may hold represented by book entry in exchange for a certificate representing shares of common stock of Healthaxis and any dividends or other distributions to which such shareholder is entitled (the "common stock merger consideration"). If your shares are held in "street name" by your broker, you will not receive a letter of transmittal and will automatically receive the common stock merger consideration through your broker unless you have properly demanded and perfected your statutory appraisal rights.

        Stockholders of record of BPOMS will not be entitled to receive the common stock merger consideration until they surrender their stock certificate or certificates (or book entry shares) to the exchange agent, together with a duly completed and executed letter of transmittal and any other documents as may be required by the letter of transmittal. The common stock merger consideration may be paid to a person other than the person in whose name the corresponding certificate is registered if the certificate is properly endorsed or is otherwise in the proper form for transfer. In addition, the person who surrenders such certificate must either pay any transfer or other applicable taxes or establish to the satisfaction of the surviving corporation that such taxes have been paid or are not applicable.

        The exchange agent will be entitled to deduct and withhold, and pay to the appropriate taxing authorities, any applicable taxes from the merger consideration. Any sum which is withheld and paid to a taxing authority by the paying agent will be deemed to have been paid to the person with regard to whom it is withheld.

        At the effective time of the merger, the stock transfer books of BPOMS will be closed, and there will be no further registration of transfers of outstanding shares of its common stock. If, after the effective time of the merger, certificates are presented to the surviving corporation for transfer, they will be cancelled and exchanged for the common stock merger consideration.

        If you have lost a certificate, or if it has been stolen or destroyed, then before you will be entitled to receive the common stock merger consideration, you will have to comply with the replacement requirements established by the surviving corporation, including, if necessary the posting of a bond in a customary amount sufficient to protect the surviving corporation against any claim that may be made against it with respect to that certificate.

  Preferred Stock and Penny Warrants

        Promptly after the effective time of the merger, Healthaxis will mail a letter of transmittal and instructions to each of BPOMS' Series A preferred stockholders, Series B preferred stockholders, Series C preferred stockholders, Series D preferred stockholders, Series D-2 preferred stockholders and Series F preferred stockholders and to each of BPOMS' Series C penny warrant holders and Series D penny warrant holders. The letter of transmittal and instructions will tell such holder how to surrender its preferred stock certificates or warrants in exchange for certificates evidencing shares of common stock in Healthaxis or shares of Series B Preferred Stock in Healthaxis (the "preferred stock and warrant merger consideration").

        Preferred stockholders and warrant holders of BPOMS will not be entitled to receive the preferred stock and warrant merger consideration until they surrender their preferred stock certificate or certificates or warrant to Healthaxis, together with a duly completed and executed letter of transmittal and any other documents as may be required by the letter of transmittal.

        If you have lost a certificate, or if it has been stolen or destroyed, then before you will be entitled to receive the preferred stock and warrant merger consideration, you will have to comply with the replacement requirements established by the surviving corporation, including, if necessary the posting of a bond in a customary amount sufficient to protect the surviving corporation against any claim that may be made against it with respect to that certificate.

        At the effective time of the merger, the stock transfer books of BPOMS will be closed, and there will be no further registration of transfers of outstanding shares of its preferred stock or warrants. If, after the effective time of the merger, certificates are presented to the surviving corporation for transfer, they will be cancelled and exchanged for the applicable merger consideration.

        PLEASE DO NOT SUBMIT YOUR BPOMS STOCK CERTIFICATES OR WARRANTS FOR EXCHANGE UNTIL YOU RECEIVE THE TRANSMITTAL INSTRUCTIONS AND LETTER OF TRANSMITTAL FROM THE EXCHANGE AGENT OR HEALTHAXIS.

Representations and Warranties

        Healthaxis and Merger Sub made various representations and warranties in the merger agreement that are subject, in some cases, to specified exceptions and qualifications. The representations and warranties relate to, among other things:

  •
  the organization, good standing and qualification to do business of Healthaxis, Merger Sub and any other subsidiaries of Healthaxis;

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  the Healthaxis Articles and Healthaxis Bylaws and equivalent organizational documents of Merger Sub and any subsidiaries of Healthaxis;

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  the corporate power and authority of Healthaxis and Merger Sub to enter into the merger agreement and to consummate the transactions contemplated by the merger agreement and the enforceability of the merger agreement against Healthaxis or Merger Sub, subject to certain exceptions;

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  the capitalization of Healthaxis, including in particular the number of outstanding shares of common stock, preferred stock, warrants and stock options;

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  subsidiaries of Healthaxis;

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  the absence of violations of or conflicts with the governing documents of Healthaxis or Merger Sub, applicable laws or certain agreements as a result of entering into the merger agreement and consummating the merger;

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  the required consents and approvals of governmental entities in connection with the transactions contemplated by the merger agreement;

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  the SEC filings of Healthaxis since December 31, 2006, including the financial statements contained therein;

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  legal proceedings and governmental orders;

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  the conduct of Healthaxis' business, absence of a "material adverse effect" and certain other changes or events related to Healthaxis or Healthaxis' subsidiaries since December 31, 2007;

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  taxes;

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  the books and records of Healthaxis and the subsidiaries of Healthaxis;

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  real property and other tangible assets;

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  environmental matters;

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  the absence of undisclosed broker's fees;

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  related party transactions;

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  material contracts;

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  employment and labor matters affecting Healthaxis and subsidiaries of Healthaxis, including matters relating to Healthaxis' and its subsidiaries' employee benefit plans;

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  intellectual property;

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  absence of anti-takeover plans;

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  required shareholder vote;

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  undisclosed liabilities;

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  insurance;

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  Healthaxis' financial forecast and relationship of Healthaxis with suppliers, licensors and customers;

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  the continuation of at least one significant historic business line of BPOMS; and

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  ownership of BPOMS shares.

        For the purposes of the merger agreement, a "material adverse effect" as it relates to Healthaxis means a material adverse effect on the business, assets (including intangible assets), financial condition or results of operations of Healthaxis and the subsidiaries of Healthaxis, taken as a whole.

        You should be aware that these representations and warranties are made by Healthaxis and Merger Sub to BPOMS, may be subject to important limitations and qualifications set forth in the merger agreement and the confidential disclosure schedules thereto and do not purport to be accurate as of the date of this joint proxy statement.

        The merger agreement also contains various representations and warranties made by BPOMS that are subject, in some cases, to specified exceptions and qualifications. The representations and warranties relate to, among other things:

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  the organization, good standing and qualification to do business of BPOMS and any subsidiaries of BPOMS;

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  the certificate of incorporation and bylaws of BPOMS and equivalent organizational documents of BPOMS and any subsidiaries of BPOMS;

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  the corporate power and authority of BPOMS to enter into the merger agreement and to consummate the transactions contemplated by the merger agreement and the enforceability of the merger agreement against BPOMS, subject to certain exceptions;

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  the capitalization of BPOMS, including in particular the number of outstanding shares of common stock, preferred stock, warrants and stock options;

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  subsidiaries of BPOMS;

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  the absence of violations of or conflicts with the governing documents of BPOMS, applicable laws or certain agreements as a result of entering into the merger agreement and consummating the merger;

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  the required consents and approvals of governmental entities in connection with the transactions contemplated by the merger agreement;

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  the SEC filings of BPOMS since December 15, 2006, including the financial statements contained therein;

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  legal proceedings and governmental orders;

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  the conduct of BPOMS' business and the absence of a "material adverse effect" and certain other changes or events related to BPOMS or subsidiaries of BPOMS since December 31, 2007;

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  taxes;

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  the books and records of BPOMS and subsidiaries of BPOMS;

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  real property and other tangible assets;

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  environmental matters;

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  the absence of undisclosed broker's fees;

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  related party transactions;

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  material contracts;

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  employment and labor matters affecting BPOMS and subsidiaries of BPOMS, including matters relating to BPOMS' and its subsidiaries' employee benefit plans;

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  intellectual property;

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  absence of anti-takeover plans;

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  required shareholder vote;

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  undisclosed liabilities;

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  insurance; and

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  financial forecast and relationship of BPOMS with suppliers, licensors and customers.

        For the purposes of the merger agreement, a "material adverse effect" as it relates to BPOMS means a material adverse effect on the business, assets (including intangible assets), financial condition or results of operations of BPOMS and the subsidiaries of BPOMS, taken as a whole.

        The representations and warranties of each of the parties to the merger agreement will expire upon the effective time of the merger.

        You should be aware that these representations and warranties are made by BPOMS to Healthaxis, may be subject to important limitations and qualifications set forth in the merger agreement and the confidential disclosure schedules thereto and do not purport to be accurate as of the date of this joint proxy statement.

Conduct of the Business Pending the Merger

        For the period between September 5, 2008 and the completion of the merger, each of Healthaxis and BPOMS and each of their respective subsidiaries has agreed:

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  it will use its reasonable best efforts to preserve intact its business organization and goodwill;

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  it will confer on a regular basis with representatives of the other to report on material operational matters relating to the business of BPOMS;

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  it will cooperate with the other to reduce or avoid disruptions to the other's business that may result from or arise out of the announcement or pendency of the transactions contemplated by the merger agreement;

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  it will promptly notify the other of any material emergency or other material change in its condition, business, properties, assets, liabilities or business, or any material governmental complaints, investigations or hearings;

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  it will deliver to the other copies of any SEC filings; and

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  it will give prompt written notice to the other and access to all appropriate information in its possession in the event that it becomes aware that any of its respective representations or warranties set forth in the merger agreement will not be true and correct as of the closing of the merger.

        For the period between September 5, 2008 and the completion of the merger, Healthaxis has agreed:

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  it will exercise its best efforts to conduct its operations in the ordinary course;

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  it will not amend its charter or bylaws, except in connection with the pre-merger steps set forth in the merger agreement;

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  except as contemplated by the merger agreement, it will not (a) issue or commit to issue any shares of capital stock or securities convertible into or exercisable for its capital stock (subject to certain exceptions), (b) effect any share split, reverse share split, share dividend, recapitalization or other similar transaction (exclusive of the pre-merger steps set forth in the merger agreement), (c) award any right to acquire, redeem or repurchase its capital stock, except for repurchases associated with the payment of withholding taxes, (d) increase any compensation or amend any employment agreement with its officers, directors or employees other than in the ordinary course, (e) adopt any new employee plan or amend any existing employee plan or severance or termination pay policies in any material respect, or (f) authorize, declare, set aside or pay any dividends or make any other distribution or payments with respect to its capital stock, or redeem, purchase or otherwise acquire any of its capital stock, subject in each case to certain exceptions;

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  it will not pay, discharge or satisfy any claims, liabilities or obligations, other than in the ordinary course of business or in accordance with their terms;

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  it will not enter into or amend, modify or terminate any contract outside the ordinary course of business that may result in total fixed or guaranteed payments or liabilities in excess of $150,000, subject to certain exceptions;

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  it will not enter into any contract with any officer, trustee, director, or affiliate, other than as contemplated by the Healthaxis pre-merger steps;

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  it will timely prepare and file all tax returns and pay all taxes due;

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  it will not amend any tax return or take other enumerated actions with respect to its taxes;

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  it will not enter into, terminate or materially amend or renew any contract, other than in the ordinary course of its business; and

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  it will not incur any indebtedness or other obligations for borrowed money, other than pursuant to the Silicon Valley Bank loan agreement and other than trade payables and other accruals made in the ordinary course of business.

        For the period between September 5, 2008 and the completion of the merger, BPOMS has agreed:

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  it will exercise its best efforts to conduct its operations in the ordinary course;

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  it will not amend its charter or bylaws;

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  except as contemplated by the merger agreement, it will not (a) issue or commit to issue any shares of capital stock or securities convertible into or exercisable for its capital stock (subject to certain exceptions), (b) effect any share split, reverse share split, share dividend, recapitalization or other similar transaction (exclusive of the pre-merger steps set forth in the merger agreement), (c) award any right to acquire, redeem or repurchase its capital stock except in connection with the pre-merger steps set forth in the merger agreement, (d) increase any compensation or amend any employment agreement with its officers, directors or employees other than in the ordinary course, (e) adopt any new employee plan or amend any existing employee plan or severance or termination pay policies in any material respect, (f) authorize, declare, set aside or pay any dividends or make any other distribution or payments with respect to its capital stock, or (g) redeem, purchase or otherwise acquire any of its capital stock (except in connection with the pre-merger steps set forth in the merger agreement);

  •
  it will not pay, discharge or satisfy any claims, liabilities or obligations, other than in the ordinary course of business or in accordance with their terms;

  •
  it will not enter into or amend, modify or terminate any contract outside the ordinary course of business that may result in total fixed or guaranteed payments or liabilities in excess of $100,000, subject to certain exceptions;

  •
  it will not enter into any contract with any officer, trustee, director, consultant or affiliate, except in connection with the pre-merger steps set forth in the merger agreement;

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  it will timely prepare and file all tax returns and pay all taxes due;

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  it will not amend any tax return or take other enumerated actions with respect to its taxes;

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  it will not enter into, terminate or materially amend or renew any contract, other than in the ordinary course of its business; and

  •
  it will not incur any indebtedness or other obligations for borrowed money, other than trade payables and other accruals made in the ordinary course of business.

No Solicitation of Transactions

        Under the merger agreement, between the time of signing the merger agreement and the closing of the merger, neither Healthaxis nor BPOMS nor any of their respective representatives is permitted, directly or indirectly, to:

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  solicit, initiate, encourage, induce or knowingly facilitate an "acquisition proposal";

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  furnish any information regarding Healthaxis or BPOMS, as the case may be, to any person in connection with an acquisition proposal;

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  engage in discussions or negotiations with any person with respect to an acquisition proposal;

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  approve, endorse or recommend any acquisition proposal; or

  •
  execute or enter into a letter of intent or similar document contemplating an acquisition proposal.

        An "acquisition proposal" is:

  •
  any merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer or exchange offer involving any party in which a person or group acquires beneficial ownership of securities representing more than 15% of the outstanding securities of any class of voting securities or in which a party issues securities representing more than 15% of the outstanding securities of any class of voting securities;

  •
  any sale, exchange, transfer or other disposition of any business or businesses or assets that constitute or account for 15% or more of the consolidated net revenues of any party and its subsidiaries or 15% or more of the fair market value of the assets of a party and its subsidiaries; or

  •
  any liquidation or dissolution of a party.

        Despite the foregoing restrictions, at any time prior to the approval of the transactions contemplated by the merger agreement by the shareholders of Healthaxis or the stockholders of BPOMS, either party may furnish nonpublic information regarding itself, and enter into discussions or negotiations with any person and take any action described above, if:

  •
  such party has not breached the applicable terms of the merger agreement;

  •
  the board of directors of such party concludes in good faith after consulting with its financial and legal advisors that the acquisition proposal is a "superior offer" or is reasonably likely to lead to a superior offer;

  •
  at least two business days prior to furnishing any nonpublic information or entering into discussions with a person, the party to the merger agreement gives to the other party written notice of the identity of such person and of such party's intention to furnish nonpublic information to, or enter into discussions with, such person;

  •
  the party receives from such person an executed confidentiality agreement containing provisions at least as favorable to such party as those contained in its non-disclosure agreement entered into in connection with the merger agreement; and

  •
  concurrently with furnishing any such nonpublic information to such person, the party also furnishes such nonpublic information to the other party.

        For purposes of the merger agreement, a "superior offer" means an unsolicited bona fide written offer made by a third party to enter into a merger, consolidation, share exchange, business combination, recapitalization or similar transaction in which the party's shareholders prior to the transaction in the aggregate cease to own at least 50% of the voting securities of the surviving entity or in which a person acquires beneficial ownership of securities representing 50% or more of the party's capital stock, or a sale, lease, exchange, transfer, license, acquisition or distribution of any business or other disposition of at least 50% of the assets of a party or its subsidiaries that was not obtained or made as a result of a breach of the merger agreement and is on terms and conditions that the board of directors of the party determines, in its reasonable, good faith judgment (after consulting with its legal and financial advisors) is reasonably likely to be more favorable to the party's shareholders than the merger described in this joint proxy statement and is reasonably capable of being consummated. However, any such offer will not be deemed to be a "superior proposal" if any financing on which the offer is conditioned on is not committed and is not reasonably capable of being obtained by such third party.

        If any party to the merger agreement receives an acquisition proposal at any time prior to the closing of the merger, then such party is obligated to promptly advise the other party orally and in writing of such acquisition proposal, including the identity of the person making the acquisition proposal and the terms thereof. Any party that receives an acquisition proposal is further obligated to keep the other party fully informed with respect to the status and terms of such acquisition proposal and any modification or proposed modification thereto.

        Additionally, under the merger agreement, the board of directors of each of Healthaxis and BPOMS is obligated to recommend that its shareholders approve the merger agreement and the transactions and other matters contemplated thereby and to use its reasonable best efforts to solicit and obtain shareholder approval. Despite the foregoing restrictions, the merger agreement does not prohibit the board of directors of Healthaxis or BPOMS from failing to make or withdrawing its recommendation, or modifying its recommendation or using its reasonable best efforts to obtain shareholder approval if Healthaxis or BPOMS, as the case may be, shall have received an acquisition proposal that its board of directors has determined in good faith, after consultation with its financial and legal advisors, to be a superior offer. In the event that the board of directors of Healthaxis or BPOMS fails to make, withdraws or modifies adversely its approval or recommendation of the merger agreement, then either party to the merger agreement is entitled to terminate the merger agreement, which will trigger an obligation to pay a termination fee to the party that did not fail to make, withdraw or modify adversely its recommendation of the merger agreement (as further described below under "—Fees and Expenses").

Access to Information

        From the date of the merger agreement until the effective time of the merger, Healthaxis and BPOMS will (and will cause their respective subsidiaries to):

  •
  provide to the other party and its representatives access, during normal business hours and upon reasonable notice, to such party's officers, employees, agents, properties, offices and other facilities and those of the party's subsidiaries and to such party's books and records; and

  •
  furnish promptly to the other party such information concerning such party and its subsidiaries' business, properties, contracts, assets, liabilities, personnel and other aspects as the other party or its representatives may reasonably request.

        In the event of the termination of the merger agreement, each party will promptly return all information obtained from the other, and copies made of, or reports or analyses based on, such information, to the other and not use any such information for any purposes that would be competitive with or cause material harm to the other.

California Fairness Hearing

        In accordance with the terms of the merger agreement, Healthaxis has filed an application to obtain a permit from the Commissioner of Corporations of the State of California after a hearing before such Commissioner so that the shares to be issued in the Merger Stock Issuance will be exempt from registration under the federal securities laws. If the parties are not able to obtain a permit through the California fairness hearing process, then Healthaxis is required to prepare and file with the SEC a Registration Statement on Form S-4 registering the shares to be issued in the Merger Stock Issuance.

Shareholder Meeting

        Under the merger agreement, each of Healthaxis and BPOMS has agreed:

  •
  to duly call, give notice of, convene and hold a meeting of their shareholders as promptly as practicable following the execution of the merger agreement for the purpose of considering and taking action on the merger agreement, the merger and the transactions contemplated thereby; and

  •
  to include in the joint proxy statement the recommendation of the board of directors that the shareholders approve and adopt the merger agreement, the merger and the documents contemplated thereby and to use its reasonable best efforts to obtain such approval and adoption.

Listing on NASDAQ Capital Market

        In accordance with the rules of The NASDAQ Stock Market, the merger will be deemed a "reverse merger" because Healthaxis will be combining its operations with the operations of a non-NASDAQ entity and will experience a "change of control." As a result, in order for Healthaxis to retain its listing on The NASDAQ Capital Market, it is required to submit an initial listing application and satisfy the initial listing standards of The NASDAQ Capital Market. At this time, it is not clear whether Healthaxis can satisfy these standards, so it may be necessary to take additional steps if Healthaxis desires to remain listed on The NASDAQ Capital Market. Under the terms of the merger agreement, Healthaxis and BPOMS are required to coordinate their efforts to pursue such listing, but obtaining the listing is not a condition to closing the merger.

Conditions to the Closing of the Merger

  Conditions to Each Party's Obligations to Effect the Merger

        The obligations of the parties to complete the merger are subject to the satisfaction or waiver of the following mutual conditions:

  •
  the shareholders of Healthaxis and stockholders of BPOMS must have approved the merger;

  •
  the Healthaxis pre-merger steps must have been completed;

  •
  the BPOMS pre-merger steps must have been completed; and

  •
  BPOMS shall have entered into mutually acceptable employment agreements with the four senior management employees of Healthaxis.

  Conditions to Obligations of Healthaxis and Merger Sub

        The obligations of Healthaxis and Merger Sub to effect the merger are subject to the satisfaction or waiver of the following additional conditions:

  •
  the accuracy of the representations and warranties of BPOMS set forth in the merger agreement, except to the extent that any changes making such representations and warranties not true or correct would not constitute a BPOMS material adverse effect;

  •
  the performance, in all material respects, by BPOMS of its obligations under the merger agreement;

  •
  the absence of the occurrence prior to the closing of the merger of a material adverse effect suffered by BPOMS; and

  •
  all necessary third party consents shall have been obtained by BPOMS.

  Conditions to Obligations of BPOMS

        The obligations of BPOMS to effect the merger are subject to the satisfaction or waiver of the following additional conditions:

  •
  the accuracy of Healthaxis' representations and warranties set forth in the merger agreement, except to the extent that any changes making such representations and warranties not true or correct would not constitute a Healthaxis material adverse effect;

  •
  the performance, in all material respects, by Healthaxis of its obligations under the merger agreement;

  •
  the absence of the occurrence prior to the closing of the merger of a material adverse effect suffered by Healthaxis;

  •
  the individuals designated by BPOMS to serve on the board of directors of Healthaxis after the closing of the merger shall have been duly elected;

  •
  all necessary third party consents shall have been obtained by Healthaxis;

  •
  Healthaxis' agreements with Tak Investments, Inc. (other than the remote resourcing agreement) and LB I Group Inc. shall have been terminated; and

  •
  Healthaxis shall not be in default under the terms of its loan agreement with Silicon Valley Bank, it shall be entitled to continue to draw on the working capital credit facility under such loan agreement and it shall have obtained Silicon Valley Bank's consent to the merger.

Termination of the Merger Agreement

        The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger:

  •
  by the mutual written consent of Healthaxis and BPOMS;

  •
  by either Healthaxis or BPOMS, if:

  •
  any governmental authority shall have taken action permanently restraining, enjoining or otherwise prohibiting the merger;

  •
  the board of directors of Healthaxis fails to make, withdraws or modifies adversely to BPOMS its approval or recommendation of the merger agreement, or Healthaxis enters into a definitive agreement providing for the implementation of a "superior offer" in compliance with the non-solicitation provisions set forth in the merger agreement;

  •
  the board of directors of BPOMS fails to make, withdraws or modifies adversely to Healthaxis its approval or recommendation of the merger agreement, or BPOMS enters into a definitive agreement providing for the implementation of a "superior offer" in compliance with the non-solicitation provisions set forth in the merger agreement;

  •
  the merger shall not have been closed on or before January 31, 2009; provided that this right to terminate is not available to any party whose failure to fulfill any obligation under the merger agreement has been the cause of the failure of the merger to close on or before such date;

  •
  the common shareholders of Healthaxis or stockholders of BPOMS shall have failed to approve the merger agreement and the transactions contemplated thereby; or

  •
  either Healthaxis or BPOMS becomes unable to pay its liabilities as they become due or seeks protection under bankruptcy or similar laws;

  •
  by Healthaxis, if:

  •
  BPOMS breaches any representation, warranty, covenant or agreement in any material respect, and such breach or failure is not timely cured;

  •
  BPOMS fails to obtain any third party consents required in order to enable BPOMS to close the merger; or

  •
  BPOMS suffers a material adverse effect; and

  •
  by BPOMS, if:

  •
  Healthaxis breaches any representation, warranty, covenant or agreement in any material respect, and such breach or failure is not timely cured;

  •
  Healthaxis fails to obtain any third party consents required in order to enable Healthaxis to close the merger; or

  •
  Healthaxis suffers a material adverse effect.

Fees and Expenses

        Except as described below, all fees and expenses incurred by a party to the merger agreement will be paid by the party incurring such expenses, provided that BPOMS will pay all fees and expenses incurred by Healthaxis in listing the common stock of Healthaxis on The NASDAQ Capital Market in connection with the merger.

        Notwithstanding the foregoing, Healthaxis shall pay BPOMS a termination fee of $500,000 if the merger agreement is terminated:

  •
  by BPOMS as a result of Healthaxis' or Merger Sub's breach of any representation, warranty, covenant or agreement contained in the merger agreement in any material respect (which is not timely cured); or

  •
  by BPOMS or Healthaxis as a result of the Healthaxis board of directors failing to make, withdrawing or modifying adversely to BPOMS its approval or recommendation of the merger agreement, or Healthaxis entering into a definitive agreement providing for the implementation of a superior offer at any time prior to October 27, 2008.

        Healthaxis shall pay BPOMS a termination fee of $1.0 million if the merger agreement is terminated:

  •
  by BPOMS or Healthaxis as a result of the Healthaxis board of directors failing to make, withdrawing or modifying adversely to BPOMS its approval or recommendation of the merger agreement, or Healthaxis entering into a definitive agreement providing for the implementation of a superior offer at any time on or after October 27, 2008; or

  •
  by Healthaxis after January 31, 2009 and if, prior to January 31, 2009, the Healthaxis board of directors received an "acquisition proposal" from another party and if Healthaxis then completes an acquisition transaction with that party at any time on or before December 31, 2009.

        Notwithstanding the foregoing, BPOMS shall pay Healthaxis a termination fee of $500,000 if the merger agreement is terminated:

  •
  by Healthaxis as a result of BPOMS' breach of any representation, warranty, covenant or agreement contained in the merger agreement in any material respect (which is not timely cured); or

  •
  by Healthaxis or BPOMS as a result of the BPOMS board of directors failing to make, withdrawing or modifying adversely to Healthaxis its approval or recommendation of the merger agreement or BPOMS entering into a definitive agreement providing for the implementation of a superior offer at any time prior to October 27, 2008.

        BPOMS shall pay Healthaxis a termination fee of $1.0 million if the merger agreement is terminated by BPOMS or Healthaxis as a result of the BPOMS board of directors failing to make, withdrawing or modifying adversely to Healthaxis its approval or recommendation of the merger agreement, or BPOMS entering into a definitive agreement providing for the implementation of a superior offer at any time on or after October 27, 2008.

Amendment and Waiver

        The merger agreement may be amended by the parties at any time before or after the required approval by the shareholders of Healthaxis and stockholders of BPOMS, but, after any such approval, no amendment will be made that by law requires further approval by shareholders of Healthaxis or stockholders of BPOMS without obtaining such approval.

        Until the time of the merger, the parties may, to the extent legally allowed:

  •
  extend the time for the performance of any of the obligations or other acts of the other parties in the merger agreement;

  •
  waive any inaccuracies in the representations and warranties contained in the merger agreement; and

  •
  waive compliance with any of the agreements or conditions contained in the merger agreement.

 SECURITY OWNERSHIP OF CERTAIN HEALTHAXIS BENEFICIAL
OWNERS, DIRECTORS AND MANAGEMENT

        The following table and the notes thereto sets forth certain information regarding the beneficial ownership of Healthaxis' common stock as of October 1, 2008, by:

  •
  each current director of Healthaxis;

  •
  each nominee to the Healthaxis board of directors;

  •
  the Chief Executive Officer and the two other most highly compensated executive officers during fiscal 2007;

  •
  all executive officers and directors of Healthaxis as a group; and

  •
  each person known to Healthaxis to own beneficially more than five percent of Healthaxis' outstanding common stock.

        Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares.

	Number of Shares Beneficially Owned(2)		Percent of Class(3)
5% Beneficial Owners
Sharad K. Tak c/o Tak Investments, Inc. 400 Professional Drive, Suite 420 Gaithersburg, MD 20879	5,000,000	(4)	43.1%
Lewis Asset Management 45 Rockefeller Plaza, Suite 2570 New York, NY 10111	2,364,421	(5)	26.8%
LB I Group Inc. c/o Lehman Brothers, Inc. 745 Seventh Avenue, 2nd Floor New York, NY 10019	667,999	(6)	7.6%
Directors, Nominees and Executive Officers(1)
James W. McLane	377,251	(7)	4.2%
Adam J. Gutstein	67,000	(8)	*
Thomas L. Cunningham	59,646	(9)	*
John W. Coyle	53,500	(10)	*
James J. Byrne	60,534	(11)	*
Barry L. Reisig	32,000	(12)	*
John M. Carradine	280,827	(13)	3.1%
Lawrence F. Thompson	78,913	(14)	*
J. Brent Webb	175,251	(15)	2.0%
Patrick Dolan(16)
James Cortens(16)
Dale Paisley(16)
Russell Cleveland(16)
All current directors and executive officers as a group (11 Persons)	1,387,423	(17)	14.5%

*
Less than 1%

(1)
Except as set forth in footnote 16, the address of each director and executive officer is 7301 North State Highway 161, Suite 300, Irving, TX 75039.

(2)
Includes options and warrants exercisable within 60 days from October 1, 2008.

(3)
Any securities not outstanding that are subject to options, warrants, or conversion privileges exercisable within 60 days of October 1, 2008 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person in accordance with Item 403 of Regulation S-K of the Securities Act and Rule 13(d)-3 of the Exchange Act, and based upon 8,816,088 shares of common stock outstanding (excluding treasury shares) as of October 1, 2008.

(4)
Includes warrants to purchase 2,777,778 shares of common stock exercisable within 60 days, and excludes warrants to purchase up to 1,944,444 shares of common stock that are contingent on Healthaxis compelling the exercise thereof, or the exercise by Tak Investments, Inc. of other included warrants.

(5)
As reported on Form 4 filed on September 25, 2008.

(6)
As reported in Schedule F filed on June 30, 2008. Excludes Series A Convertible Preferred Stock convertible into 740,401 shares of common stock and warrants to acquire 387,117 shares of common stock.

(7)
Includes options to purchase 264,016 shares of the common stock exercisable within 60 days.

(8)
Includes options to purchase 24,500 shares of the common stock exercisable within 60 days.

(9)
Includes options to purchase 21,688 shares of the common stock exercisable within 60 days.

(10)
Includes options to purchase 17,500 shares of the common stock exercisable within 60 days.

(11)
Includes options to purchase 17,500 shares of the common stock exercisable within 60 days.

(12)
Includes options to purchase 4,000 shares of the common stock exercisable within 60 days.

(13)
Includes options to purchase 181,075 shares of the common stock exercisable within 60 days.

(14)
Includes options to purchase 50,000 shares of the common stock exercisable within 60 days.

(15)
Includes options to purchase 107,501 shares of the common stock exercisable within 60 days.

(16)
The address of this director nominee is 1290 N. Hancock Street, Suite 200, Anaheim Hills, California 92807. Excludes any shares of Healthaxis common stock or Series B Preferred Stock that would be received under the terms of the merger agreement.

(17)
Includes options to purchase 745,281 shares of common stock exercisable within 60 days.

 SECURITY OWNERSHIP OF CERTAIN BPOMS BENEFICIAL
OWNERS, DIRECTORS AND MANAGEMENT

        The following table sets forth certain information concerning the beneficial ownership of BPOMS capital stock, as of September 30, 2008 by

  •
  each person known by BPOMS to beneficially own 5% or more of any class or series of its outstanding capital stock,

  •
  each BPOMS director,

  •
  each BPOMS executive officer, and

  •
  all of BPOMS' executive officers and directors as a group.

        Unless otherwise indicated, the address for each of the stockholders in the table below is c/o BPO Management Services, Inc., 1290 North Hancock Street, Suite 200, Anaheim Hills, California 92807. Unless otherwise indicated in the footnotes to this table and except in cases where community property laws apply, BPOMS believes that each stockholder identified in the table possesses sole voting and investment power over all shares of capital stock shown as beneficially owned by the stockholder.

        As of September 30, 2008, BPOMS had 12,671,034 shares of common stock, 1,608,612 shares of Series A Preferred Stock, 1,449,204 shares of Series B Preferred Stock, 916,666 shares of Series C Preferred Stock, 1,427,084 shares of Series D Preferred Stock and 1,312,501 shares of Series D-2 Preferred Stock and 894,942 shares of Series F Preferred Stock issued and outstanding, and had granted certain warrants and stock options that were exercisable then or within 60 days thereafter. Russell Cleveland, a BPOMS director of who was appointed as a result of a financing, disclaims beneficial ownership of all shares of Series D and Series D-2 Preferred Stock that were issued in such financing, all shares of Series F Preferred Stock, all shares of common stock into which such preferred shares may be converted, and the common stock underlying certain common stock purchase warrants.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Executive Officers and Directors:
Common Stock	Patrick A. Dolan	5,058,166	(2)	34.3%
Common Stock	James Cortens	3,190,813	(3)	23.5%
Common Stock	Donald Rutherford	150,000	(4)	1.2%
Common Stock	Koushik Dutta	56,250	(5)	*
Common Stock	Dale Paisley	33,012	(6)	*
Common Stock	Russell Cleveland	27,333,485	(7)	68.3%

Common Stock	All Directors and Executive Officers (6 persons) as a group	35,821,726	(8)	82.8%
5% Beneficial Owners:
Common Stock	Don West	1,925,313	(9)	14.2%
Common Stock	Brian Meyer	1,041,046	(10)	7.8%
Common Stock	Vision Opportunity Master Fund, Ltd.**	50,733,364	(11)	80.0%
Common Stock	Renaissance US Growth Investment Trust PLC	8,541,703	(12)	40.3%
Common Stock	Renaissance Capital Growth & Income Fund III, Inc.	6,833,374	(13)	35.0%
Common Stock	US Special Opportunities Trust PLC	8,541,702	(14)	40.3%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Common Stock	Premier RENN US Emerging Growth Fund Ltd.	3,416,703	(15)	21.2%
Common Stock	BridgePointe Master Fund Ltd.**	10,585,888	(16)	46.0%
Common Stock	Heller Capital Investments LLC**	3,459,552	(17)	21.9%
Common Stock	Everett Huntoon	1,333,333	(18)	10.5%
Common Stock	Howard Andrews	1,333,333	(19)	10.5%
Executive Officers and Directors:
Series A Preferred Stock	Patrick A. Dolan	1,021,048		63.5%
Series A Preferred Stock	James Cortens	587,564		36.5%

Series A Preferred Stock	All Directors and Executive Officers (6 persons) as a group	1,608,612		100%
5% Beneficial Owners:
Series B Preferred Stock	Don West	907,784	(20)	62.6%
Series B Preferred Stock	Brian Meyer	439,813	(21)	30.3%
Executive Officers and Directors:
Series C Preferred Stock	Patrick A. Dolan	833,333		90.9%
Series C Preferred Stock	James Cortens	83,333		9.1%
Series C Preferred Stock	All Directors and Executive Officers (6 persons) as a group	916,666		100%
Executive Officers and Directors:
Series D Preferred Stock	Russell Cleveland	416,667	(22)	29.2%
Series D Preferred Stock	All Directors and Executive Officers (6 persons) as a group	416,667		29.2%
5% Beneficial Owners:
Series D Preferred Stock	Vision Opportunity Master Fund, Ltd.**	708,333	(23)	49.6%
Series D Preferred Stock	Renaissance US Growth Investment Trust PLC	130,208	(24)	9.1%
Series D Preferred Stock	Renaissance Capital Growth & Income Fund III, Inc.	104,167	(25)	7.3%
Series D Preferred Stock	US Special Opportunities Trust PLC	130,208	(26)	9.1%
Series D Preferred Stock	BridgePointe Master Fund Ltd.**	208,333	(27)	14.6%
Series D Preferred Stock	Heller Capital Investments LLC**	93,750	(28)	6.6%
Executive Officers and Directors:
Series D-2 Preferred Stock	Russell Cleveland	416,667	(29)	31.8%
Series D-2 Preferred Stock	All Directors and Executive Officers (6 persons) as a group	416,667		31.8%
5% Beneficial Owners:
Series D-2 Preferred Stock	Vision Opportunity Master Fund, Ltd.**	833,334	(30)	63.5%
Series D-2 Preferred Stock	Renaissance US Growth Investment Trust PLC	130,208	(31)	8.9%
Series D-2 Preferred Stock	Renaissance Capital Growth & Income Fund III, Inc.	104,167	(32)	7.1%
Series D-2 Preferred Stock	US Special Opportunities Trust PLC	130,208	(33)	8.9%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Series D-2 Preferred Stock	BridgePointe Master Fund Ltd.**	62,500	(34)	14.3%
Executive Officers and Directors:
Series F Preferred Stock	Russell Cleveland	293,339	(35)	31.8%
Series F Preferred Stock	All Directors and Executive Officers (6 persons) as a group	293,339		31.8%
5% Beneficial Owners:
Series F Preferred Stock	Vision Opportunity Master Fund, Ltd.**	536,001	(36)	59.9%
Series F Preferred Stock	Renaissance US Growth Investment Trust PLC	91,668	(37)	10.2%
Series F Preferred Stock	Renaissance Capital Growth & Income Fund III, Inc.	73,335	(38)	8.2%
Series F Preferred Stock	US Special Opportunities Trust PLC	91,668	(39)	10.2%
Series F Preferred Stock	Heller Capital Investments LLC**	65,602	(40)	7.3%

*
Constitutes less than 1%

**
The stockholder has agreed that at no time may it exercise a warrant or convert any shares of Series D Preferred Stock or Series D-2 Convertible Preferred Stock into common stock if, as a result, it would beneficially own in excess of 9.99% of BPOMS then issued and outstanding shares of common stock. However, on 61 days' notice to BPOMS, the stockholder may waive this limitation.

(1)
As used in this table, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable, and does not necessarily indicate ownership for any other purpose. In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after September 30, 2008.

(2)
Includes 2,988,975 shares of common stock, 1,021,048 shares of Series A Preferred Stock, 640,555 shares of common stock underlying warrants and 407,588 shares of common stock underlying options.

(3)
Includes 2,264,375 shares of common stock, 587,564 shares of Series A Preferred Stock, 67,149 shares of common stock underlying warrants and 271,725 shares of common stock underlying options.

(4)
Includes 150,000 shares of common stock underlying options.

(5)
Includes 56,250 shares of common stock underlying options.

(6)
Includes 33,012 shares of common stock underlying options.

(7)
Includes 416,666.8 shares of Series D Preferred Stock (which are initially convertible into 6,666,669 shares of common stock), 416,666.8 shares of Series D-2 Preferred Stock (which are initially convertible into 6,666,669 shares of common stock), 293,339 shares of Series F Preferred Stock (which are initially convertible into 7,333,475 shares of common stock), warrants to purchase

  6,666,668 shares of common stock, all held by Renaissance Capital Growth & Income Fund III, Inc., US Special Opportunities Trust PLC, Renaissance US Growth Investment Trust PLC, and Premier RENN US Emerging Growth Fund Limited, for which RENN Capital Group, Inc. acts as Investment Advisor. Russell Cleveland is President of RENN Capital Group, Inc. and, therefore, may be considered a beneficial owner of such shares. Mr. Cleveland disclaims such beneficial ownership. The address of Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, Texas, 75206.

(8)
Includes all shares referenced in footnotes 2, 3, 4, 5, 6, and 7, above.

(9)
Includes 565,459 shares of common stock held by Don West, 313,481 shares of common stock held by his wife Sharon West, and 133,154 shares of common held stock by West LTP Trust; 461,149 shares of Series B Preferred Stock held by Don West, 313,481 shares of Series B Preferred Stock held by Sharon West, and 133,154 shares of Series B Preferred Stock held by West LTP Trust; and 5,435 shares of common stock underlying warrants held by Don West. The address of Mr. West is 1800-181 Bay Street, Toronto, Ontario, M5J 2T9.

(10)
Includes 166,401 shares of common stock held by Brian Meyer and 169,103 shares of common stock held by his wife Lynne Meyer; 270,710 shares of Series B Preferred Stock held by Brian Meyer and 169,103 shares of Series B Preferred Stock held by Lynne Meyer; and 5,435 shares of common stock underlying warrants held by Brian Meyer; and 260,294 shares of common stock underlying options held by Brian Meyer.

(11)
Includes 708,333.4 shares of Series D Preferred Stock (which are initially convertible into 11,333,334 shares of common stock), 833,334 shares of Series D-2 Preferred Stock (which are initially convertible into 13,333,344 shares of common stock), and 536,001 shares of Series F Preferred Stock (which are initially convertible into 13,400,025 shares of common stock), and warrants to purchase 12,666,660 shares of common stock. Adam Benowitz, Portfolio Manager of Vision Opportunity Master Fund, Ltd., is the person who has voting and investment control over the shares listed in the table. The address of Mr. Benowitz is 20 W. 55th Street, 5th floor, New York, New York, 10019.

(12)
Includes 130,208.4 shares of Series D Preferred Stock (which are initially convertible into 2,083,334 shares of common stock), 130,208.4 shares of Series D-2 Preferred Stock (which are initially convertible into 2,083,334 shares of common stock), 91,668 shares of Series F Preferred Stock (which are initially convertible into 2,291,700 shares of common stock), and warrants to purchase 2,083,334 shares of common stock. Russell Cleveland, President and Director of Renaissance US Growth Investment Trust PLC, is the person who has voting and investment control over the shares listed in the table and, therefore, may be considered a beneficial owner of such shares. Mr. Cleveland disclaims such beneficial ownership. The address of Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, Texas, 75206.

(13)
Includes 104,166.7 shares of Series D Preferred Stock (which are initially convertible into 1,666,667 shares of common stock), 104,166.7 shares of Series D-2 Preferred Stock (which are initially convertible into 1,666,667 shares of common stock), 73,335 shares of Series F Preferred Stock (which are initially convertible into 1,833,375 shares of common stock), and warrants to purchase 1,666,666 shares of common stock. Russell Cleveland, President of Renaissance Capital Growth & Income Fund III, Inc., is the person who has voting and investment control over the shares listed in the table and, therefore, may be considered a beneficial owner of such shares. Mr. Cleveland disclaims such beneficial ownership. The address of Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, Texas, 75206.

(14)
Includes 130,208.4 shares of Series D Preferred Stock (which are initially convertible into 2,083,334 shares of common stock), 130,208.4 shares of Series D-2 Preferred Stock (which are initially convertible into 2,083,334 shares of common stock), 91,668 shares of Series F Preferred Stock (which are initially convertible into 2,291,700 shares of common stock), and warrants to purchase 2,083,334 shares of common stock. Russell Cleveland, U.S. Portfolio Manager of US Special Opportunities Trust PLC, is the person who has voting and investment control over the shares listed in the table and, therefore, may be considered a beneficial owner of such shares. Mr. Cleveland disclaims such beneficial ownership. The address of Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, Texas, 75206.

(15)
Includes 52,083.4 shares of Series D Convertible Preferred Stock (which are initially convertible into 833,334 shares of common stock), 52,083.4 shares of Series D-2 Preferred Stock (which are initially convertible into 833,334 shares of common stock), 36,668 shares of Series F Preferred Stock (which are initially convertible into 916,700 shares of common stock), and warrants to purchase 833,334 shares of common stock. Russell Cleveland, President of RENN Capital Group, Inc., the investment advisor of Premier RENN US Emerging Growth Fund Ltd., is the person who has voting and investment control over the shares listed in the table and, therefore, may be considered a beneficial owner of such shares. Mr. Cleveland disclaims such beneficial ownership. The address of Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, Texas, 75206.

(16)
Includes 252,553 shares of common stock, 208,333.4 shares of Series D Preferred Stock (which are initially convertible into 3,333,334 shares of common stock), 62,500 shares of Series D-2 Preferred Stock (which are initially convertible into 1,000,000 shares of common stock), and warrants to purchase 6,000,001 shares of common stock. Eric S. Swartz, Director of BridgePointe Master Fund Ltd., is the person who has voting and investment control over the shares listed in the table. The address of Mr. Swartz is 1120 Sanctuary Parkway, Suite 325, Alpharetta, Georgia, 30004.

(17)
Includes 319,500 shares common stock, 93,750.1 shares of Series D Preferred Stock (which are initially convertible into 1,500,001 shares of common stock), 65,602 shares of Series F Preferred Stock (which are initially convertible into 1,640,050 shares of common stock). Ronald I. Heller, Chief Investment Officer of Heller Capital Investments LLC, is the person who has voting and investment control over the shares listed in the table. The address of Mr. Heller is 700 East Palisade Avenue, Englewood Cliffs, New Jersey, 07632.

(18)
The address of Mr. Huntoon is 111 Orchard Road, Mt. Kisco, New York 10549.

(19)
The address of Mr. Andrews is 10 Quail Hollow Lane, West Nyack, New York 10994.

(20)
Includes 461,149 shares of Series B Preferred Stock held by Don West, 313,481 shares of Series B Preferred Stock held by Sharon West, and 133,154 shares of Series B Preferred Stock held by West LTP Trust. The address of Mr. West is 1800-181 Bay Street, Toronto, Ontario, M5J 2T9.

(21)
Includes 270,710 shares of Series B Preferred Stock held by Brian Meyer and 169,103 shares of Series B Preferred Stock held by Lynne Meyer.

(22)
Includes 416,666.9 shares of Series D Preferred Stock held by Renaissance Capital Growth & Income Fund III, Inc., US Special Opportunities Trust PLC, Renaissance US Growth Investment Trust PLC, and Premier RENN US Emerging Growth Fund Limited, for which RENN Capital Group, Inc. acts as Investment Advisor. Russell Cleveland is President of RENN Capital Group, Inc. and, therefore, may be considered a beneficial owner of such shares. Russell Cleveland disclaims such beneficial ownership. The address of Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, Texas, 75206.

(23)
Includes 708,333.4 shares of Series D Preferred Stock. Adam Benowitz, Portfolio Manager of Vision Opportunity Master Fund, Ltd., is the person who has voting and investment control over the shares listed in the table. The address of Mr. Benowitz is 20 W 55th Street, 5th floor, New York, New York, 10019.

(24)
Includes 130,208.4 shares of Series D Preferred Stock. Russell Cleveland, President and Director of Renaissance US Growth Investment Trust PLC, is the person who has voting and investment control over the shares listed in the table and, therefore, may be considered a beneficial owner of such shares. Mr. Cleveland disclaims such beneficial ownership. The address of Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, Texas, 75206.

(25)
Includes 104,166.7 shares of Series D Preferred Stock. Russell Cleveland, President of Renaissance Capital Growth & Income Fund III, Inc., is the person who has voting and investment control over the shares listed in the table and, therefore, may be considered a beneficial owner of such shares. Mr. Cleveland disclaims such beneficial ownership. The address of Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, Texas, 75206.

(26)
Includes 130,208.4 shares of Series D Preferred Stock. Russell Cleveland, U.S. Portfolio Manager of US Special Opportunities Trust PLC, is the person who has voting and investment control over the shares listed in the table and, therefore, may be considered a beneficial owner of such shares. Mr. Cleveland disclaims such beneficial ownership. The address of Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, Texas, 75206.

(27)
Includes 208,333.4 shares of Series D Preferred Stock. Eric S. Swartz, Director of BridgePointe Master Fund Ltd., is the person who has voting and investment control over the shares listed in the table. The address of Mr. Swartz is 1120 Sanctuary Parkway, Suite 325, Alpharetta, Georgia, 30004.

(28)
Includes 93,750.1 shares of Series D Preferred Stock. Ronald I. Heller, Chief Investment Officer of Heller Capital Investments LLC, is the person who has voting and investment control over the shares listed in the table. The address of Mr. Heller is 700 East Palisade Avenue, Englewood Cliffs, New Jersey, 07632.

(29)
Includes 416,666.8 shares of Series D-2 Preferred Stock held by Renaissance Capital Growth & Income Fund III, Inc., US Special Opportunities Trust PLC, Renaissance US Growth Investment Trust PLC, and Premier RENN US Emerging Growth Fund Limited, for which RENN Capital Group, Inc. acts as Investment Advisor. Russell Cleveland is President of RENN Capital Group, Inc. and, therefore, may be considered a beneficial owner of such shares. Russell Cleveland disclaims such beneficial ownership. The address of Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, Texas, 75206.

(30)
Includes 833,334 shares of Series D-2 Preferred Stock. Adam Benowitz, Portfolio Manager of Vision Opportunity Master Fund, Ltd., is the person who has voting and investment control over the shares listed in the table. The address of Mr. Benowitz is 20 W. 55th Street, 5th floor, New York, New York, 10019.

(31)
Includes 130,208.4 shares of Series D-2 Preferred Stock. Russell Cleveland, President and Director of Renaissance US Growth Investment Trust PLC, is the person who has voting and investment control over the shares listed in the table and, therefore, may be considered a beneficial owner of such shares. Mr. Cleveland disclaims such beneficial ownership. The address of Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, Texas, 75206.

(32)
Includes 104,166.6 shares of Series D-2 Preferred Stock. Russell Cleveland, President of Renaissance Capital Growth & Income Fund III, Inc. is the person who has voting and investment control over the shares listed in the table and, therefore, may be considered a beneficial owner of such shares. Mr. Cleveland disclaims such beneficial ownership. The address of Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, Texas, 75206.

(33)
Includes 130,208.4 shares of Series D-2 Preferred Stock. Russell Cleveland, U.S. Portfolio Manager of US Special Opportunities Trust PLC, is the person who has voting and investment control over the shares listed in the table and, therefore, may be considered a beneficial owner of such shares. Mr. Cleveland disclaims such beneficial ownership. The address of Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, Texas, 75206.

(34)
Includes 62,500 shares of Series D-2 Preferred Stock. Eric S. Swartz, Director of BridgePointe Master Fund Ltd., is the person who has voting and investment control over the shares listed in the table. The address of Mr. Swartz is 1120 Sanctuary Parkway, Suite 325, Alpharetta, Georgia, 30004.

(35)
Includes 293,339 shares of Series F Preferred Stock held by Renaissance Capital Growth & Income Fund III, Inc., US Special Opportunities Trust PLC, Renaissance US Growth Investment Trust PLC, and Premier RENN US Emerging Growth Fund Limited, for which RENN Capital Group, Inc. acts as Investment Advisor. Russell Cleveland is President of RENN Capital Group, Inc. and, therefore, may be considered a beneficial owner of such shares. Russell Cleveland disclaims such beneficial ownership. The address of Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, Texas, 75206.

(36)
Includes 536,001 shares of Series F Preferred Stock. Adam Benowitz, Portfolio Manager of Vision Opportunity Master Fund, Ltd., is the person who has voting and investment control over the shares listed in the table. The address of Mr. Benowitz is 20 W. 55th Street, 5th floor, New York, New York, 10019.

(37)
Includes 91,668 shares of Series F Preferred Stock. Russell Cleveland, President and Director of Renaissance US Growth Investment Trust PLC, is the person who has voting and investment control over the shares listed in the table and, therefore, may be considered a beneficial owner of such shares. Mr. Cleveland disclaims such beneficial ownership. The address of Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, Texas,

(38)
Includes 73,335 shares of Series F Preferred Stock. Russell Cleveland, President of Renaissance Capital Growth & Income Fund III, Inc. is the person who has voting and investment control over the shares listed in the table and, therefore, may be considered a beneficial owner of such shares. Mr. Cleveland disclaims such beneficial ownership. The address of Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, Texas, 75206.

(39)
Includes 91,668 shares of Series F Preferred Stock. Russell Cleveland, U.S. Portfolio Manager of US Special Opportunities Trust PLC, is the person who has voting and investment control over the shares listed in the table and, therefore, may be considered a beneficial owner of such shares. Mr. Cleveland disclaims such beneficial ownership. The address of Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, Texas, 75206.

(40)
Includes 65,602 shares of Series F Preferred Stock. Ronald I. Heller, Chief Investment Officer of Heller Capital Investments LLC, is the person who has voting and investment control over the shares listed in the table. The address of Mr. Heller is 700 East Palisade Avenue, Englewood Cliffs, New Jersey, 07632.

 DISSENTERS' RIGHT OF APPRAISAL

        Under Section 262 of the Delaware General Corporation Law, a BPOMS stockholder who desires to object to the merger and to receive cash in the amount of the appraised fair market value of his, her or its shares of BPOMS stock (in lieu of shares of Healthaxis stock) must follow the procedure described below. All of the holders of BPOMS outstanding stock (except those who have signed BPOMS voting agreements) may dissent and receive cash in the amount of the appraised fair value of their shares.

        The following is a summary of appraisal rights under Delaware law. This summary is qualified in its entirety by reference to Section 262 of the Delaware General Corporation Law, which is attached as Annex K of this joint proxy statement. Failure to strictly follow the procedures set forth in Section 262 of the Delaware General Corporation Law may result in the loss, termination or waiver of your rights to appraisal of your BPOMS shares. A BPOMS stockholder who signs a proxy card approving the adoption of the merger agreement or who returns a blank executed proxy will not have a right to assert appraisal rights.

        Each BPOMS stockholder who wishes to seek an appraisal must deliver a written demand for appraisal to BPOMS and must not vote in favor of adopting the merger agreement. The written demand must be received by BPOMS before the stockholder vote on the merger agreement takes place at the special meeting. The written demand must be separate from any proxy or vote abstaining from or voting against adopting the merger agreement. Merely voting against adopting the merger agreement or abstaining from the vote will not preserve a BPOMS stockholder's appraisal rights.

        A demand for appraisal must be executed by or for the BPOMS stockholder of record, fully and correctly, as such stockholder's name appears on the share certificate. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, this demand must be executed by or for the fiduciary. If the shares are owned by or for more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he is acting as agent for the record owner. A person having a beneficial interest in BPOMS stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below and in a timely manner to perfect whatever appraisal rights the beneficial owner may have.

        A BPOMS stockholder who wishes to exercise appraisal rights should mail or deliver a written demand to BPOMS at its executive offices at 1290 N. Hancock Street, Suite 200, Anaheim Hills, California 92807, or, alternatively, should deliver the written demand to BPOMS at BPOMS' special meeting. The written demand should specify the stockholder's name and mailing address and the number and class or series of shares of BPOMS stock owned by the stockholder. Each BPOMS stockholder who elects to exercise appraisal rights is responsible for ensuring that his, her or its written demand is received by BPOMS before the vote occurs at the BPOMS special meeting.

        If the merger is completed, BPOMS must provide notice of the effective date of the merger to all BPOMS stockholders who have complied with the notice and voting requirements within 10 days of the effective time of the merger.

        A dissenting stockholder who wishes to withdraw his, her or its demand for appraisal rights must do so within 60 days after the merger becomes effective. A dissenting stockholder may also withdraw a demand for appraisal rights after the 60 days have passed, but only with BPOMS' written consent. Further, if an appraisal petition has been filed with the Delaware Court of Chancery, as described below, court approval is also required. A dissenting stockholder who effectively withdraws his, her or its demand for appraisal will receive the merger consideration provided for in the merger agreement.

        Within 120 days after the effective time of the merger, but not thereafter, any BPOMS stockholder who has complied with the notice and voting requirements of Section 262 is entitled, after written request to BPOMS, to receive a statement listing the aggregate number of shares of BPOMS stock with respect to which BPOMS received timely demands for appraisal and that were not voted in favor of adopting the merger agreement, together with the aggregate number of holders of such shares. Also within 120 days after the effective time of the merger, either BPOMS or any holder of BPOMS stock who has complied with the above requirements for seeking appraisal may file a petition with the Delaware Court of Chancery. This petition should request that the court determine the value of the shares of BPOMS stock held by all of the BPOMS stockholders entitled to appraisal rights. BPOMS stockholders who intend to exercise their appraisal rights should file this petition, as BPOMS has no intention at this time of making the filing. Because BPOMS has no obligation to file the petition, if no BPOMS stockholder files a petition within 120 days after the effective time of the merger, all stockholders will lose their appraisal right. If the court receives a qualifying petition from a BPOMS stockholder, it will send a copy to BPOMS. Within 20 days of receipt of the petition, BPOMS is required to file a list with the Delaware Register of the Chancery setting forth the names and addresses of all BPOMS stockholders who have made demands for appraisal and with whom BPOMS has not reached an agreement as to the value of their shares. If a petition for appraisal is timely filed, the court will determine at a hearing which BPOMS stockholders are entitled to appraisal rights and will appraise the shares of BPOMS stock held by those stockholders. The court will determine the fair value of such shares after taking into account all relevant factors, but excluding any value arising from the accomplishment or expectation of the merger.

        BPOMS stockholders that are considering seeking appraisal should be aware that the fair value of their shares determined under Section 262 could be more than, the same as, or less than the value of the Healthaxis shares they would otherwise receive as consideration in the merger. Dissenting stockholders should also be aware that the opinion of the California Department of Corporations or an investment banking firm that the merger is fair is not an opinion that the merger consideration is the same as the fair value under Section 262.

        The provisions of Section 262 are technical and complex. BPOMS stockholders who fail to comply strictly with the procedures of Section 262 will lose their appraisal rights. BPOMS stockholders who wish to exercise appraisal rights and obtain appraisal of the fair value of their BPOMS stock should consult counsel.

 COMPARISON OF RIGHTS OF BPOMS STOCKHOLDERS
AND HEALTHAXIS SHAREHOLDERS

        As a result of the merger, BPOMS stockholders will become shareholders of Healthaxis and the rights of all such former BPOMS stockholders will thereafter be governed by the Healthaxis charter (consisting of its Amended and Restated Articles of Incorporation, as amended to date, a copy of which is attached to this joint proxy statement as Annex M, the Articles of Amendment attached to this joint proxy statement as Annexes H and I, and the Certificate of Designation of the Relative Rights and Preferences of the Healthaxis Series B Convertible Preferred Stock, a copy of which is attached to this joint proxy statement as Annex G (together, the "Healthaxis Charter")), the Healthaxis Bylaws, as amended to date, a copy of which is attached to this joint proxy statement as Annex N, and the Pennsylvania Business Corporation Law of 1988, as amended (the "BCL"). The rights of the BPOMS stockholders are presently governed by the BPOMS charter, consisting of its Certificate of Incorporation, as amended to date, and the respective Certificates of Designation of the Relative Rights and Preferences, as amended to date, pertaining to each series of BPOMS' preferred stock (together, the "BPOMS Charter"), the BPOMS bylaws, as amended to date (the "BPOMS Bylaws"), and the Delaware General Corporation Law (the "DGCL"). Stockholders may obtain copies of the BPOMS Charter and BPOMS Bylaws at no cost by writing or telephoning BPOMS at: 1290 N. Hancock Street, Suite 200, Anaheim Hills, California 92807, (714) 974-2670.

        The following summary, which does not purport to be a complete statement of the differences between the rights of the BPOMS stockholders and the Healthaxis shareholders, sets forth certain differences between the BCL and the DGCL, between the Healthaxis Charter and the BPOMS Charter, and between the Healthaxis Bylaws and the BPOMS Bylaws. Other differences also exist between the rights of the holders of BPOMS Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and the Healthaxis common stock into which those BPOMS securities will be converted as a result of the merger, and between the BPOMS Series D Preferred Stock, Series D-2 Preferred Stock and Series F Preferred Stock and the Healthaxis Series B Preferred Stock into which those BPOMS securities will be converted as a result of the merger. (See "Healthaxis Proposal 1 and BPOMS Proposal 1: The Merger and the Merger Stock Issuance—Rights of Holders of Series B Preferred Stock"). The following summary is qualified in its entirety by reference to the full text of the Healthaxis Charter, the BPOMS Charter, the Healthaxis Bylaws, the BPOMS Bylaws, the BCL and the DGCL. The following summary assumes completion of all of the BPOMS pre-merger steps and Healthaxis pre-merger steps. (See "Healthaxis Proposal 1 and BPOMS Proposal 1: The Merger and the Merger Stock Issuance—Pre-Merger Steps"). See "Healthaxis Proposal 1 and BPOMS Proposal 1: The Merger and the Merger Stock Issuance-Rights of Holder of Series B Preferred Stock" for an explanation of additional rights of the Healthaxis Series B Preferred Stock.

Authorized Capital

        The authorized capital of Healthaxis consists of 1,900,000,000 shares of common stock, par value $0.10 per share, and 100,000,000 shares of preferred stock, $1.00 par value per share, of which 3,850,000 shares are designated as Series A Convertible Preferred Stock, and 21,105,000 shares of which will be designated as Series B Convertible Preferred Stock, if the Healthaxis Proposals in this joint proxy statement are approved. Upon consummation of the merger, no shares of Healthaxis Series A Convertible Preferred Stock will remain outstanding and it is expected that such series of preferred stock will be cancelled. Subject to limitations contained in the Healthaxis Charter pertaining to each series of preferred stock then outstanding, the Healthaxis board of directors has the right to divide the remaining shares of preferred stock into one or more series as the board of directors determines from time to time, to determine the designation and number of shares constituting any such series, and determine the rights, preferences, privileges and restrictions granted to or imposed upon any such series.

        The authorized capital of BPOMS consists of 150,000,000 shares of common stock and 29,795,816 shares of preferred stock, par value $0.001 per share, of which 1,608,612 shares are designated as Series A Preferred Stock, 1,449,204 shares are designated as Series B Preferred Stock, 21,738,000 shares are designated as Series C Preferred Stock, 1,500,000 shares are designated as Series D Preferred Stock, 1,500,000 shares are designated as Series D-2 Preferred Stock, and 1,300,000 shares are designated as Series F Preferred Stock. Subject to limitations contained in the BPOMS Charter pertaining to each series of BPOMS' preferred stock then outstanding, the BPOMS board of directors has the right to divide the remaining shares of preferred stock into one or more series as the board of directors determines from time to time, to determine the designation and number of shares constituting any such series, and determine the rights, preferences, privileges and restrictions granted to or imposed upon any such series.

Number and Election of Directors

        The number of directors constituting the Healthaxis board of directors is determined by the board of directors from time to time, but may not be less than three or more than twelve. The holders of the outstanding Healthaxis Series B Preferred Stock, voting as a separate class, will be entitled to elect one director. The holders of the outstanding Healthaxis common stock will be entitled to elect the remaining directors.

        The number of directors constituting the BPOMS board of directors is determined by the board of directors from time to time, but may not be less than five or more than eight. The holders of the outstanding BPOMS Series A Preferred Stock, voting as a separate class, are entitled to elect two directors. The holders of the outstanding BPOMS Series D Preferred Stock and Series D-2 Preferred Stock, voting together as a single class, are entitled to elect one director. The remaining directors are elected by the holders of the outstanding BPOMS common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class.

Removal of Directors

        Under the Healthaxis Charter, the entire Healthaxis board of directors, or any individual director, may be removed from office only for cause (as defined below) and only by the affirmative vote of shareholders entitled to cast at least 70% of the votes entitled to be cast by all shareholders at any annual or regular election of directors. The foregoing does not, however, limit the right of the Healthaxis board of directors, without shareholder approval, to declare vacant the office of any director for any proper cause. For purposes of the foregoing, "cause" means only one of the following events: (a) conviction of the director of a felony, (b) declaration by order of court that the director is of unsound mind, or (c) gross abuse of trust which is provided by clear and convincing evidence to have been committed in bad faith.

        The entire BPOMS board of directors, or any individual director, may be removed from office, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that any director that has been elected by the holders of the BPOMS Series D Preferred Stock and Series D-2 Preferred Stock, voting together as a single class, may be removed, with or without cause, only by the affirmative vote of the holders of a majority of the shares of those two series, voting together as a single class.

Shareholder Meetings

        Under the BCL, if the annual meeting for the election of directors is not held within six months after the date designated for the annual meeting pursuant to the Healthaxis Bylaws, any shareholder may call the meeting at any time thereafter. Under the BCL, special meetings of shareholders may be called by the board of directors or by any officer or by any other persons as provided in the bylaws. The BCL provides that the shareholders of a publicly traded corporation do not have a statutory right to call a special meeting. The Healthaxis Charter does not permit shareholders to call a special meeting of shareholders.

        Under the DGCL, if there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the request of any stockholder or director. Under the DGCL, a special meeting of the stockholders may be called by a corporation's board of directors or any other person as may be authorized by a corporation's certificate of incorporation or bylaws. The BPOMS Bylaws provide that a special meeting of the stockholders of BPOMS may be called by the holders of BPOMS shares entitled to cast not less than 10% of the votes at the meeting.

Statutory and Other Anti-Takeover Measures

        The BCL contains provisions applicable to publicly held Pennsylvania corporations that may be deemed to have an anti-takeover effect. Subchapters 25 D, E, F, G, H, I and J of the BCL contain a variety of such measures, including restrictions on certain mergers and other business combinations and restrictions on the acquisition of shares which would entitle the acquiring person to cast a specified percentage of votes in an election of directors.

        Subchapter 25D (relating to fundamental changes) provides generally that certain transactions involving "interested shareholders," including mergers, consolidations, share exchanges, asset sales, divisions, voluntary dissolutions and winding up and certain reclassifications affecting the voting or share interests, require an affirmative vote of the majority of the votes entitled to be cast, without counting the vote of the interested shareholder, unless the board of directors approves the transaction or another exception applies. An "interested shareholder" is defined to include any shareholder who is a party to the covered transaction or who is treated differently from other shareholders in connection with such a transaction and any person or group acting in concert with, or which controls, is controlled by, or under common control with, that shareholder.

        Subchapter 25E (relating to control transactions) provides generally that if any person or group acquires 20% or more of the voting power of a publicly traded corporation, notice must be given to the other shareholders, who then may demand from such person or group the fair value of their shares, including a proportionate amount of any control premium.

        Subchapter 25F (relating to business combinations) restricts the ability of a person who becomes an "interested shareholder" to enter into certain "business combinations" with the corporation for a period of five years, unless one of certain exceptions apply. The term "business combination" is defined broadly to include various transactions including mergers, consolidations, asset sales and other similar transactions. An "interested shareholder" is defined generally as the beneficial owner of at least 20% of a corporation's voting stock.

        Subchapter 25G (relating to control-share acquisitions) provides that a person who acquires for the first time 20% or more, 33 1/3% or more, or 50% or more of a company's voting shares shall not have any voting rights unless the disinterested shareholders approve such voting rights. If this approval is not obtained, the corporation may force the shareholder to sell his or her shares to the corporation.

        Subchapter 25H (relating to disgorgement) applies in the event that (a) any person or group publicly discloses that such person or group may acquire control of the corporation through any means or (b) a person or group acquires, or publicly discloses an offer or intent to acquire, 20% or more of the voting power of the corporation. Any profits from sales of equity securities of the corporation by such person or group during a period of 18 months subsequent to obtaining the status of a controlling person revert to the corporation if the securities sold were acquired during such 18 month period or within 24 months prior thereto.

        Subchapters I and J (relating to severance compensation for terminated employees and labor contracts) apply to certain acquisitions of shares and business combinations. In such cases, terminated employees may be entitled to severance payments and labor contracts may be given protection against termination.

        Subchapters 25D through 25J contain a wide variety of exemptions, exclusions and safe harbors. A Pennsylvania corporation may opt out of any of these provisions. Only subchapters 25D and 25F are applicable to Healthaxis; the Healthaxis Charter provides that subchapters 25E, 25G, 25H, 25I and 25J shall not be applicable to Healthaxis.

        The Healthaxis Charter also grants authority to the Healthaxis board of directors to adopt shareholder rights plans or so-called "poison pills." Although the Healthaxis board of directors has not adopted any such shareholder rights plans or "poison pills." there can be no assurance that the Healthaxis board of directors will not do so in the future. The availability of such measures, whether or not implemented, may have the effect of discouraging a future takeover attempt which a substantial number, or even a majority, of Healthaxis' shareholders may deem to be in their best interests or in which shareholders may receive a premium for their shares over then current market prices. As a result, shareholders who might desire to participate in such transactions may not have the opportunity to do so.

        Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. The BPOMS charter does not contain such measures, although the ability of the BPOMS board of directors to create new series of preferred stock, to determine the rights, preferences, privileges and restrictions granted to or imposed upon any such series, and to authorize the issuance of shares of any such series, could be used discourage a future takeover attempt. (See "—Authorized Capital" above.)

        In addition to permitted anti-takeover measures, for certain corporations, Section 203 of the DGCL limits the ability of a potential acquirer to conduct a hostile takeover. However, Section 203 only applies to Delaware corporations which have a class of voting stock that is (a) listed on a national securities exchange, (b) authorized for quotation on The NASDAQ Stock Market, or (c) held of record by more than 2,000 stockholders. As a result, Section 203 is not currently applicable to BPOMS.

Limitations on Director Liability

        Under the BCL and the Healthaxis Charter, Healthaxis directors are liable for monetary damages only where the director has breached or failed to perform his or her duties under the BCL and that breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. This limitation on liability does not extend to liability under a criminal statute or for the payment of taxes.

        The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to a corporation or its stockholders for damages for certain breaches of the director's fiduciary duty. This provision may not eliminate or limit the liability of a director for:

  •
  breaches of the director's duty of loyalty to a corporation or its stockholders;

  •
  acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

  •
  the payment of unlawful dividends or unlawful stock repurchases or redemptions; or

  •
  transactions in which the director received an improper personal benefit.

        The BPOMS Charter eliminates the liability of directors to the fullest extent permissible under Delaware law. As a result, there may be circumstances in which the DGCL and the BPOMS Charter would permit BPOMS or its stockholders to act against a director where the directors conduct would not be actionable under the BCL, such as breaches of a directors duty of loyalty or failure to perform his or her duties, that does not constitute self-dealing, willful misconduct or recklessness. On the other hand, there may be circumstances in which a director of Healthaxis would be shielded from suits by

Healthaxis or its stockholders for monetary damages for negligence or gross negligence by the director in failing to satisfy the director's duty of care, unless it could be established that the director was disloyal in his conduct, failed to act in good faith, engaged in intentional misconduct, knowingly violated the law, derived an improper personal benefit or approved an illegal dividend or stock repurchase.

Indemnification of Officers and Directors

        Under the BCL, Healthaxis is permitted to indemnify its officers and directors so long as the indemnified person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the Healthaxis' best interests and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The BCL states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

        The Healthaxis Bylaws require Healthaxis to indemnify, to the fullest extent permitted by applicable law, its directors and officers who were or are a party or are threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not such action, suit or proceeding arises or arose by or in the right of Healthaxis or other entity) by reason of the fact that such director or officer is or was a director or officer of Healthaxis or is or was serving at the request of Healthaxis as a director, officer, employee, general partner, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise (including service with respect to employee benefit plans), against expenses (including, but not limited to, reasonable attorneys' and investigation fees and costs), judgments, fines (including excise taxes assessed on a person with respect to any employee benefit plan) and amounts paid in settlement actually and reasonably incurred by such director or officer in connection with such action, suit or proceeding. However, no indemnification may be provided (a) with respect to expenses or the payment of profits arising from the purchase or sale of securities of Healthaxis in violation of Section 16(b) of the Exchange Act, (b) if a final unappealable judgment or award establishes that such director or officer engaged in intentional misconduct or a transaction from which the director or officer derived an improper personal benefit, (c) for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, and amounts paid in settlement) which have been paid directly to, or for the benefit of, such person by an insurance carrier under a policy of officers' and directors' liability insurance whose premiums are paid for by Healthaxis or by an individual or entity other than such director or officer, and (d) for amounts paid in settlement of any threatened, pending or completed action, suit or proceeding without the written consent of Healthaxis, which written consent may not be unreasonably withheld.

        The Healthaxis Bylaws also require Healthaxis to advance the expenses incurred by a person entitled to indemnification in defending a threatened, pending or completed civil or criminal action, suit or proceeding, in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by such person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by Healthaxis.

        The DGCL permits indemnification of officers and directors against liability incurred in third-party actions if the indemnitee acted in good faith and he or she reasonably believed the acts were in, or at least not opposed to, the best interests of the corporation. The DGCL states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

        The BPOMS Charter obligates BPOMS to indemnify, to the fullest extent permitted by applicable law, its directors and officers, and to advance expenses in connection with that indemnification, on terms and conditions, and subject to exceptions, that are similar to those contained in the Healthaxis Bylaws.

Factors a Board May Consider in Exercising its Fiduciary Duties

        The BCL provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in considering what is in the best interests of the corporation, consider, to the extent they deem appropriate, all pertinent factors, including the following:

  •
  the effects of any action upon certain groups, including shareholders, employees, suppliers, customers and creditors of the corporation, and on communities in which the corporation has offices or other establishments;

  •
  the corporation's short-term and long-term interests, including benefits which may accrue to the corporation from its long-term plans and the possibility that these interests may be best served by the corporation's continued independence; and

  •
  the resources, intent and conduct (past, stated and potential) of any person seeking to acquire control of the corporation.

        On the other hand, Delaware law does not contain any statutory provision permitting the board of directors, committees of the board or individual directors, when discharging their duties, to consider the above factors, and it is therefore unclear under current Delaware law whether the board of directors, committees of the board or individual directors may consider, the interests of any constituencies other than the corporation or its stockholders.

Dividend Rights

        Under the BCL, a corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution (a) the corporation would be unable to pay its debts as they become due in the usual course of business, or (b) the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed upon the dissolution of the corporation to satisfy the rights, if any, of shareholders having superior preferential rights to the shareholders receiving the distribution.

        The rights of shareholders of a Pennsylvania corporation to receive dividends are subject to the rights and preferences of holders of series of preferred stock with preferential dividend rights, if any, including any future series with such rights. Healthaxis is authorized to issue 100,000,000 shares of preferred stock, of which 3,850,000 shares are designated as Series A Convertible Preferred Stock, and 21,105,000 shares of which will be designated as Series B Convertible Preferred Stock. Assuming completion of the Healthaxis pre-merger steps, no shares of Series A Convertible Preferred Stock will be outstanding at the time of the merger. The Series B Preferred Stock does not have preferential rights with respect to dividends.

        Under the DGCL, directors may, subject to any restrictions in a corporation's certificate of incorporation, declare and pay dividends either (a) out of its surplus or (b) if no surplus exists, out of its net profits, for the current fiscal year and/or the preceding fiscal year. The directors of a Delaware corporation may not declare dividends out of net profits, however, if the capital of the corporation is less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

        The rights of stockholders of a Delaware corporation to receive dividends are subject to the rights and preferences of holders of series of preferred stock with preferential dividend rights, if any, including any future series with such rights. BPOMS is authorized to issue 29,795,816 shares of preferred stock, of which 1,608,612 shares are designated as Series A Preferred Stock, 1,449,204 shares are designated as Series B Preferred Stock, 21,738,000 shares are designated as Series C Preferred Stock, 1,500,000 shares are designated as Series D Preferred Stock, 1,500,000 shares are designated as Series D-2 Preferred Stock, and 1,300,000 shares are designated as Series F Preferred Stock. Under the BPOMS Charter, (a) the BPOMS Series A Preferred Stock is entitled to receive dividends in additional shares of Series A Preferred Stock, but does not have rights to receive other dividends in preference to the common stock, (b) the BPOMS Series B Preferred Stock is not entitled to receive dividends, (c) the BPOMS Series C Preferred Stock, Series D Preferred Stock and Series D-2 Preferred Stock are entitled to receive cash dividends in preference to the common stock in the respective amounts computed as provided in the BPOMS Charter, and (d) the BPOMS Series F Preferred Stock is entitled to receive dividends in an amount and as of the date of any dividends declared on the common stock, on an as-converted basis.

Action by Shareholders Without a Meeting

        Although the BCL permits shareholder action to be taken by written consent without a meeting, the Healthaxis Charter specifically prohibits action by written consent of shareholders, unless the action has been previously approved by the Healthaxis board of directors.

        The DGCL permits stockholder action to be taken by written consent without a meeting. The BPOMS Charter does not prohibit or condition such action.

Shareholder Proposals, Nominations and Rights to Elect Directors

        Neither the BCL nor the DGCL contain provisions restricting the manner in which nominations for directors may be made by shareholders or the manner in which business may be brought before a meeting.

        The Healthaxis Bylaws provide that nominations of persons for election to the board of directors, and proposals to be considered at a meeting of shareholders, may be made only by the board of directors or by any shareholder who complies with the notice provisions in the Healthaxis Bylaws. Notice must be given by a shareholder as follows:

  •
  with respect to an election to be held, or a proposal to be considered, at an annual meeting of shareholders, the latest date upon which shareholder proposals must be submitted to Healthaxis for inclusion in its proxy statement relating to such meeting pursuant to Rule 14a-8 under the Exchange Act, or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least ninety days prior to the date one year from the date of the immediately preceding annual meeting of shareholder; and

  •
  with respect to an election to be held, or a proposal to be considered, at a special meeting of shareholders, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders.

        The BPOMS Bylaws provide that nominations of persons for election to the BPOMS board of directors and the proposal of business to be considered by the stockholders may be made at any meeting of stockholders only (a) pursuant to the notice of meeting given by BPOMS, (b) by or at the direction of the board of directors, or (c) by any stockholder of BPOMS who was a stockholder of record, who is entitled to vote at the meeting and who complies with the notice procedures set forth below; provided that stockholder nominations of persons for election to the board of directors at a special meeting may only be made if the board of directors has determined that directors are to be elected at the special meeting.

        For nominations or other business to be properly brought before a BPOMS stockholders' meeting by a stockholder, the stockholder must have given timely notice thereof in writing to BPOMS and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice must be delivered to BPOMS not later than (a) in the case of an annual meeting, the close of business on the 45th day before the first anniversary of the date on which BPOMS first mailed its proxy materials for the prior year's annual meeting of stockholders; provided, however, that if the date of the meeting has changed more than 30 days from the date of the prior year's meeting, then in order for the stockholder's notice to be timely it must be delivered to BPOMS a reasonable time before BPOMS mails its proxy materials for the current year's meeting; provided further, that for purposes of the preceding sentence, a "reasonable time" shall conclusively be deemed to coincide with any adjusted deadline publicly announced by BPOMS pursuant to Rule 14a-5(f) under the Exchange Act or otherwise; and (b) in the case of a special meeting, the close of business on the seventh day following the day on which public announcement is first made of the date of the special meeting. In any case, the stockholder's notice must contain certain information specified by the BPOMS Bylaws. A stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations.

        However, the requirements of the BPOMS Bylaws do not affect any rights (a) of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act, if applicable to BPOMS, or (b) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the BPOMS Charter.

Charter Amendments

        Under the Healthaxis Charter, Healthaxis shareholders are not entitled to propose an amendment to the Healthaxis Charter. Further, any amendment to the Healthaxis Charter that has not previously received the approval of at least a majority of the "incumbent directors" on the board of directors requires for adoption the affirmative vote of the shareholders entitled to cast at least 65% of the votes entitled to be cast by all shareholders at any annual or special meeting of the shareholders, in addition to any other approval required by applicable law, the Healthaxis Charter or the Healthaxis Bylaws. For purposes of the foregoing, "incumbent director" means any director of Healthaxis on January 26, 2001 and any other director whose election or appointment by the board of directors, or whose nomination for election by the shareholders, was approved by a vote of at least a majority of the directors then in office who either were directors on January 26, 2001 or whose election or appointment or nomination for election was previously so approved.

        Under the DGCL, an amendment or change to the certificate of incorporation generally requires the approval of the board of directors, followed by the approval of the holders of a majority of the shares entitled to vote, unless the certificate of incorporation increases the required vote. The BPOMS Charter does not require a greater percentage vote, except with respect to any amendment which would amend any of the powers, designations, preferences or rights of any series of BPOMS preferred stock, which requires the approval of the holders of not less than two-thirds of the then outstanding shares of that series.

Bylaw Amendments

        Under the Healthaxis Charter, the Healthaxis Bylaws may be amended without shareholder approval by a majority of the incumbent directors (defined as stated above under "—Charter Amendments"), subject to any other approval which is required by applicable law. Further, any amendment to the Healthaxis Bylaws that has not previously received the approval of at least a majority of the incumbent directors requires for adoption the affirmative vote of the stockholders entitled to cast at least 65% of the votes entitled to be cast by all stockholders at any annual or special meeting of the shareholders, in addition to any other approval required by applicable law.

        Under the DGCL, bylaws may be adopted, amended or repealed by a vote of a majority of the stockholders entitled to vote thereon. Delaware law also allows for a majority of the board of directors to make changes to the corporation's bylaws if the certificate of incorporation confers this power upon the directors. The BPOMS Charter grants this power to directors. The power vested in the stockholders is not, however, divested or limited because the board of directors also has such power.

 INFORMATION ABOUT HEALTHAXIS, MERGER SUB AND BPOMS

Healthaxis Inc.

        Healthaxis is a technology-enhanced provider of fully integrated solutions and services for health benefit administrators and health insurance claim processors. These solutions, which are comprised of software products and related business process services, are designed to assist health insurance payers, third party administrators, preferred provider organizations, and self-administered employer groups provide enhanced claims related services to members, employees, employers and providers at lower cost. These services are provided through the application of Healthaxis' flexible technology on an application service provider, or ASP, basis. These technology solutions are complemented by Healthaxis' web-based capabilities and BPO services, which are offered to Healthaxis' ASP clients and on a stand-alone basis. BPO solutions include the capture, imaging, storage and retrieval of paper and electronic claims, attachments, and related correspondence, in addition to rules-based claims pre-adjudication and editing and automated PPO routing (via electronic data interchange) and repricing. Healthaxis uses its expertise in health insurance operations to customize services to meet the specific needs of its customers and to produce value for those customers by tapping unrealized potential in the customers' operations to achieve best results.

        Healthaxis is incorporated in the Commonwealth of Pennsylvania with its principal executive offices at 7301 N. State Highway 161, Suite 300, Irving, Texas 75039. Healthaxis' telephone number is 972-443-5000.

Outsourcing Merger Sub, Inc.

        Merger Sub is a Delaware corporation and a wholly-owned subsidiary of Healthaxis. Merger Sub's principal executive offices are located at c/o Healthaxis Inc., 7301 N. State Highway 161, Suite 300, Irving, Texas 75039. Merger Sub's telephone number is 972-443-5000. Merger Sub was organized solely for the purpose of entering into the merger agreement and consummating the transactions contemplated by the merger agreement. It has not conducted any activities to date other than activities incidental to its formation and in connection with the transactions contemplated by the merger agreement. Under the terms of the merger agreement, Merger Sub will merge with and into BPOMS. BPOMS will survive the merger and Merger Sub will cease to exist.

BPO Management Services, Inc.

        BPOMS provides BPO services to middle market enterprises throughout North America. BPO refers to the hand-off of financial, IT, human resources, claims processing or other support transactions to outside suppliers and is typically done to reduce cost and/or improve the performance of that process. Cost savings can be significant and typically yield cost reductions of 30% or greater, compared to performing this same function in-house. BPOMS' business strategy is to become the leading provider of BPO services to middle market enterprises by offering the same comprehensive suite of services to middle market companies at a lower cost, as the higher priced and less responsive Tier-1 providers, such as IBM, Accenture and EDS, offer Global 1000 companies.

        BPOMS seeks multi-year, recurring revenue BPO service contracts with middle market enterprises and believes that the middle market offers shorter sales cycles, quicker implementation of services, and greater opportunity for continued growth and margin than the more traditional Tier 1 marketplace. The BPOMS target market is middle market companies with revenues in the range of $100 million to $3 billion and employee populations of 100 to 7,000. BPOMS believes that there are approximately 50,000 businesses throughout North America that meet these criteria. BPOMS believes that middle market companies spend more per employee on back-office services (such as healthcare, IT services, employee benefits and payroll) than their larger counterparts, and receive fewer benefits and less service in return. By outsourcing back-office business functions, these companies can obtain better functionality and breadth of service at a lower total cost, allowing them to compete effectively with their larger counterparts. BPOMS believes that the current middle market penetration in BPO is very low with significant demand building, creating an opportunity for material growth in a very large marketplace.

        The fundamental drivers of middle market BPO decisions are bottom line cost savings and improved business performance (i.e. faster response times, higher availability and improved business recovery/compliance capability). Back-office business functions, when performed in-house, typically create needless expense, regulatory/compliance concerns and result in reduced business performance. BPOMS enables middle market companies to gain access to benefits previously only available to the exclusive group of Global 1000 companies, significant bottom line cost savings, access to current technology, more efficient business processes, enhanced performance levels, variable pricing allowing expenses to grow/shrink with actual business volumes, reduced risk through better compliance/management controls and freeing up of internal resources, allowing them to focus on core business services.

        BPOMS believes it is very well positioned to benefit from current economic trends and continued consolidation in the BPO industry, and intends to achieve critical mass through organic growth and accretive acquisitions in order to position the company as a leading provider of BPO services for middle market enterprises.

 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF HEALTHAXIS

Overview

        Please refer to the Healthaxis Inc. Consolidated Financial Statements and notes thereto set forth under the caption "Index to Financial Statements" in connection with the following information.

        The healthcare industry in the United States comprises the largest segment of the U.S. economy. Healthaxis has participated in this business sector for over forty years, during which period it created and developed the products and services its sells today. Those products are primarily related to healthcare information technology, and were historically marketed to small insurance payers and to third party administrators or TPAs. Over the last eight to ten years, consolidation in the Healthaxis' target markets has had a significant impact on Healthaxis' revenue. Some of that impact has been positive, but for the most part, industry trends have had a negative impact on Healthaxis. For example, Healthaxis revenues increased in 2006 in large part because one of its customers, who had been previously acquired by a larger company, eventually decided to use Healthaxis for all of their business. However, revenue in 2007 and thus far in 2008 has declined because a significant BPO customer was acquired by a larger organization and no longer needed Healthaxis' services. Healthaxis expects the industry consolidation to continue which puts significant pricing and competitive pressure on it as it competes with companies such as Trizetto and subsidiaries of Electronic Data Systems and Ebix, Inc.

        In this environment, Healthaxis has tried to capitalize on what it believes are its strengths, including a comprehensive claims processing solutions offered on an ASP basis (i.e. software as a service), and by offering an "everything included" service called the Ultimate TPA™ aimed at smaller TPAs. While feedback has been positive and Healthaxis has been able to add customers, the impact on revenue has not yet been significant. Healthaxis has also worked to take advantage of its strengths in BPO, and in late 2007 partnered with an accounts payable outsourcing company whereby it provides mailroom, scanning, and indexing services to that company in support of its customers. These efforts have each provided incremental revenue but not enough to offset the revenue lost from industry consolidation. Healthaxis continues to believe both of these initiatives have the potential to drive revenue growth and it continues to pursue both.

        Healthaxis also tried to balance its need for growth with fiscal responsibility. It has had sufficient cash reserves to manage and improve its operations, but it has not had the resources available to invest in significant development or sales and marketing. In light of modest new customer wins, Healthaxis has scaled back sales and marketing spending dramatically and chosen to focus more narrowly on opportunities that it believes it has a real opportunity to win. Further, as a small public company, Healthaxis estimates that it spends at least $900,000 per year in public company compliance costs, including costs related to attorneys', auditors', advisors', filing and listing fees. This estimate does not include the salaries of the caliber of personnel it needs to employ for appropriate compliance.

Revenue Model

        Healthaxis' revenues consist primarily of ASP fees, transaction fees, BPO services fees, and professional service fees. Healthaxis' services revenue is substantially dependent on its customers' usage of its proprietary software systems and its agreements with customers contain a license for the use of the relevant software, but the customer does not have the contractual right to take possession of the software. The customer's access to Healthaxis' hosted software is through dedicated data lines or the Internet. With some exceptions, Healthaxis has not historically licensed its benefits administration and claims processing software for installation on customers' systems. No new such licenses were granted since 2003 and the only revenue since that time from such licenses were ongoing fees from past licenses that are payable based on customer usage. These revenue sources are described below.

        A significant portion of Healthaxis' revenue is based on providing ASP services to its health insurance company, third-party administrator and self-insured plan customers. The ASP service includes a license to use its benefits administration and claims processing software, including hosting, maintenance and support, which is typically charged on a per-employee-per-month (PEPM), or per-member-per-month (PMPM) basis. In addition, Healthaxis complements these hosted software-use rights with such BPO services as imaging, data capture and retrieval, EDI and print and mail services, as well as PPO routing and repricing services, and claims editing services. These services are typically charged on a transaction fee basis, such as per claim, per image and per document. Due to the long-term nature of the ASP arrangement and because all revenue elements included in the collective services are typically not sold separately, the ASP and BPO service revenues are recognized ratably over the term of the agreement and/or as transaction services are provided.

        In preparation for providing services under these multi-year ASP contracts, Healthaxis usually performs certain start-up activities directly related to customizing and configuring the licensed software and loading insurance plan data. Healthaxis defers costs and revenues relating to these start-up activities and recognizes such costs and revenues ratably over the period of time expected to benefit from the start-up activities, generally the term of the ASP contract.

        Periodically, while an ASP contract is in place, Healthaxis also performs professional services for customers and recognizes the related revenue on a time and materials basis as services are performed. Such professional services are not sold in conjunction with a software license included in the original ASP contract or other revenue elements and, therefore, are accounted for separately from the ASP contact.

        Due to the ASP nature of the Healthaxis business model, more than 85% of its revenue is recurring from one month to the next. License fees recur each month and increase or decrease based on the number of employees served by its customers. Transaction fees and BPO services tend to follow a monthly pattern and the number of claims and number of business days in the month are the key variables to determining each month's revenue. Professional services revenues also tend to follow a predictable pattern of recurring support needed each month, but Healthaxis often get requests to provide additional support or add-on functionality for which it charges separately.

        Since Healthaxis has the base functionality in place with its existing fixed cost structure (its operations staff), it benefits from being able to leverage its cost structure. Following implementation, the incremental lives or customers have a nominal incremental cost as related to license fees (thus a higher margin) while transaction fees and BPO services tend to maintain a consistent services-business type of margin. Adding a significant number of claims paying lives to it system would dramatically improve the gross profit of Healthaxis as was seen in 2006.

Results of Operations

  Six months ended June 30, 2008 compared to six months ended June 30, 2007

	(Table in thousands)
	Six Months Ended June 30,
	2008	2007	Change
Revenues	$7,939	$8,214	$(275)
Cost of revenues	6,922	6,895	27

Gross profit	$1,017	$1,319	$(302)

% of revenue	13%	16%

        Revenues were approximately $275,000 lower in the six months ended June 30, 2008 compared to the same period in 2007. BPO services revenues decreased approximately $418,000 due to the 2007 mid-year loss of a BPO services customer that was acquired by a larger organization. BPO services revenue generated by Healthaxis' new initiative to provide BPO services in accounts payable outsourcing more than offset other BPO services revenue declines resulting from fewer paper-based healthcare claims to process as a result of the combined impact of fewer lives on Healthaxis' systems from some existing customers and a continuing shift in the healthcare industry from paper claims to higher volumes of electronic claims. ASP license fees increased slightly from new service offerings, though in total Healthaxis' customers experienced a net loss in the number of lives they service, while transaction fees decreased slightly due to the change in covered lives. Professional services revenue increased due to specific projects undertaken for a couple of Healthaxis' customers.

        Cost of revenues includes all expenses directly associated with the production of revenue, and consists primarily of salaries and related benefits, rent, amortization and depreciation, system expenses such as maintenance and repair, as well as other related consumables. Cost of revenues increased $27,000 in the six months ended June 30, 2008 compared to the same period in 2007. The most significant component of this increase was a $344,000 reduction of costs that are capitalized for accounting purposes due to a significantly reduced amount of time spent on implementations in 2008. The gross cost of revenue before capitalized costs decreased approximately $317,000 from the 2007 period to the 2008 period which includes approximately $301,000 reduction in variable labor related to BPO services due to increased efficiency and lower volumes, and a $65,000 reduction in variable costs of printing and postage related to the decline in transaction fee revenue. Non-cash equity compensation was $22,000 for the six months ended June 30, 2008 versus $45,000 in the 2007 period.

	(Table in thousands)
	Six Months Ended June 30,
	2008	2007	Change
Sales and marketing expense	$446	$483	$(37)
General and administrative expense	1,108	1,258	(150)
Interest and other income, net	15	52	(37)
Interest expense	(87)	(109)	22
Provision for income taxes	(14)	(6)	(8)

        Sales and marketing expenses consist primarily of employee salaries and related benefits, as well as promotional costs such as direct mailing campaigns, trade shows and media advertising. Sales and marketing expenses decreased $37,000 in the six months ended June 30, 2008 compared to the same period of 2007. This decrease was due to reduced personnel costs and the related decrease in benefits and travel related to the changes in the sales and marketing team over the past year, which were mostly offset by a severance charge of $204,000 recorded in the first quarter of 2008. Sales and marketing expense for the six months ended June 30, 2008 includes $56,000 of non-cash equity compensation that resulted from the vesting of restricted stock, versus $13,000 in the same period of 2007.

        General and administrative expenses include executive management, accounting, legal and human resources compensation and related benefits, as well as expenditures for applicable overhead costs. These expenses decreased $150,000 for the six months ended June 30, 2008 compared to the same period of 2007. The decrease is the net result of (a) non-cash equity compensation of $63,000 in 2008 that resulted from the vesting of restricted stock versus $133,000 in 2007 and (b) decreases in total professional service fees from auditors, attorneys, and others.

        Interest and other income, net decreased $37,000 in the six months ended June 30, 2008 compared to the same period of 2007 due primarily to lower balances of cash.

        Interest expense decreased $22,000 in the six months ended June 30, 2008 compared to the same period of 2007 due to reduced average daily debt balances.

        Provision for income taxes was $14,000 for the six months ended June 30, 2008 compared to $6,000 in the same period of 2007. Effective January 1, 2007, Healthaxis is accruing an estimate of the tax due under the new margin tax enacted by the State of Texas.

  Year ended December 31, 2007 compared to year ended December 31, 2006

	(Table in thousands)
	Year Ended Dec. 31,
	2007	2006	Change
Revenues	$16,025	$16,674	$(649)
Cost of revenues	13,497	13,826	329

Gross profit	$2,528	$2,848	$(320)

% of revenue	16%	17%

        Revenues were approximately $649,000 (4%) lower for the year ended December 31, 2007 compared to the same period in 2006. ASP license fees increased approximately $130,000 due to an increase in the number of customer lives covered on Healthaxis' systems. BPO services revenue decreased approximately $775,000 and transaction fee revenue decreased approximately $172,000, of which $773,000 was due to the loss of a customer acquired by a larger organization as anticipated and previously described. The remainder of the decline in BPO services revenues and transaction fees resulted from a decrease in lives from some existing customers which resulted in fewer claims and transactions processed, and a continuing shift in the healthcare industry from paper claims to a higher volume of electronic claims. Professional services revenue increased $209,000, due largely to ongoing support for the recently implemented customers. From a quarterly perspective in 2007, revenue increased $105,000 from the third quarter to the fourth quarter. The net decline in revenue in 2007 from the first quarter to the second quarter and also from the second quarter to the third quarter was less than the decline resulting from the aforementioned customer loss. In other words, excluding the loss of the single customer, revenue would have increased each subsequent quarter in 2007. This one customer accounted for revenue of $419,000 in the first half of 2007.

        Cost of revenues declined $329,000 in the year ended December 31, 2007 compared to 2006 because cost reductions totaling more than $1.0 million were only partially offset by the impact of a $688,000 decrease in costs capitalized for implementations and development. Since capitalized costs are a reduction to expense, a decrease in capitalized costs has the effect of increasing cost of revenues. Capitalized costs declined in 2007 primarily because Healthaxis spent less time on customer implementations during the year. Healthaxis applied a significant amount of its resources during 2006 toward the implementation of a large third party administrator (and a significant customer) that was completed early in 2007. Other implementations that Healthaxis undertook in 2007 did not match the magnitude of the implementation associated with that significant customer. The cost reductions achieved in 2007 included (a) $536,000 reduction in variable labor due to lower BPO service volumes and increased BPO services efficiency, (b) $249,000 reduction in fixed costs such as data lines as Healthaxis continues to carefully monitor and control its cost structure, (c) $136,000 in lower salaries resulting from ongoing changes to the organization, and (d) $120,000 reduction in other variable costs such as travel and supplies, also due to stringent cost control. These cost reductions were partially offset by non-cash equity compensation expense recorded in cost of revenues of $65,000 in 2007. There was no such equity compensation expense in cost of revenues for 2006.

	Year Ended Dec. 31,
	(Table in thousands)
	2007	2006	Change
Sales and marketing expense	$894	$1,252	$(358)
General and administrative expense	2,494	2,359	135
Interest and other income, net	112	115	(3)
Interest expense	(245)	(202)	(43)
Income tax (provision) benefit	(12)	324	(336)

        Sales and marketing expenses decreased $358,000 in the year ended December 31, 2007 compared to 2006. This decrease reflects the impact of higher severance paid in 2006 following the reduction in the sales team during 2006 plus the full year impact of a lower salary structure in 2007. Total non-cash equity compensation expense recorded in sales and marketing expense was $18,000 in 2007. There was no such expense in 2006.

        General and administrative expenses increased $135,000 in the year ended December 31, 2007 compared to 2006. The increase resulted primarily from increasing the allowance for doubtful accounts by $102,000 as compared to no such increase in the prior year, non-cash equity compensation expense from the vesting of restricted stock to employees of $90,000 in 2007 as compared to no such expense in the prior year and consulting fees of $78,000 to assist with management's assessment of internal controls as required by the Sarbanes-Oxley Act of 2002. These increases were partially offset by the impact of a payment of approximately $81,000 in the fourth quarter of 2006 to settle litigation related to employment claims from operations discontinued in 2002, combined with reductions in insurance premiums and reduced spending on other professional services such as attorneys and auditors. Total non-cash equity compensation expense recorded in general and administrative expense, including the amount for employees discussed above plus the amount for members of the board of directors, was $218,000 and $90,000 in 2007 and 2006, respectively.

        Interest and other income, net decreased $3,000 in the year ended December 31, 2007 compared to 2006, due primarily to lower cash balances but somewhat offset by higher interest rates.

        Interest expense increased $43,000 in the year ended December 31, 2007 compared to the same period of 2006 due to a full year of interest charges on Healthaxis' lines of credit which carried a higher rate of interest, partially offset by reduced principal under the note payable to UICI/HealthMarkets.

        Provision for income taxes was $12,000 for the year ended December 31, 2007 compared to a benefit of $324,000 in the same period of 2006. Effective January 1, 2007, Healthaxis is accruing an estimate of the tax due under the new margin tax enacted by the State of Texas. The benefit last year was due to the reversal of a contingent tax liability following the expiration of the statute of limitations.

  Year ended December 31, 2006 compared to year ended December 31, 2005

	(Table in thousands)
	Year Ended Dec. 31,
	2006	2005	Change
Revenues	$16,674	$15,705	$969
Cost of revenues	13,826	14,489	(663)
Gross profit	$2,848	$1,216	$1,632

% of revenue	17%	8%

        Revenues were approximately $969,000 (6%) higher for the year ended December 31, 2006 compared to the same period in 2005. ASP license fees increased approximately 5% and transaction fee revenues increased approximately 8% due to a net increase in employee lives and resulting transactions, primarily from new customer implementations. These increases were partially offset by a decline in the number of employee lives from existing customers that lost some of their customers. BPO service revenue was approximately 15% higher in 2006 as volume from new customers and groups offset (a) a decrease in transactions from existing customers and (b) the continuing trend towards a higher volume of electronic claims. Professional Services revenue decreased 12% because significant work performed during 2006 was focused on a significant customer implementation, and thus the related revenue was deferred to future periods in accordance with generally accepted accounting principles. Deferred revenues increased $986,000 during 2006. In the prior year, Healthaxis worked on several projects that were billable and could be recognized as revenue as services were performed.

        Cost of revenues declined $663,000 in the year ended December 31, 2006 compared to 2005 as the result of (a) increased capitalization of startup costs in 2006 related to the significant customer implementation in process, (b) lower amortization of capitalized software development costs in 2006 as projects became fully amortized, and (c) lower facilities costs in 2006 resulting from the June 2005 headquarters office move. These factors were partially offset by (a) higher transaction processing costs from vendor partners related to the increase in transaction fee revenue and (b) increased personnel costs related to the significant implementation. Cost of revenues was 83% of revenues in the 2006 period compared to 92% in the 2005 period.

	(Table in thousands)
	Year Ended Dec. 31,
	2006	2005	Change
Sales and marketing expense	$1,252	$1,139	$113
General and administrative expense	2,359	2,566	(207)
Reversal of contingent tax liability	—	(979)	979
Lease abandonment charge	—	537	(537)
Amortization of intangibles	—	84	(84)
Interest and other income, net	115	116	(1)
Interest expense	(202)	(236)	34
Income tax benefit	324	—	324

        Sales and marketing expenses increased $113,000 in the year ended December 31, 2006 compared to 2005. The increase is primarily due to personnel and severance expenses resulting from restructuring the sales team during 2006.

        General and administrative expenses decreased $207,000 in the year ended December 31, 2006 compared to 2005. The decrease was a result of lower facility costs related to the June 2005 office move combined with lower professional fees and insurance premiums. These improvements were partially offset by a non-cash equity compensation charge of $90,000 resulting from the vesting of restricted stock granted principally to members of the board of directors and a payment of approximately $81,000 in the fourth quarter of 2006 to settle litigation related to employment claims from operations discontinued in 2002.

        Reversal of contingent tax liability of $979,000 was recorded as a credit to the Statement of Operations in the second quarter of 2005 as a result of the expiration of the applicable statute of limitations period for an operations-based tax as opposed to an income tax. There was no such operations-based tax credit in 2006.

        Lease abandonment charge consists of expenses related to Healthaxis' former headquarters space, which was vacated in June 2005 in favor of a new office lease. The charge includes relocation costs incurred and the write-off of certain assets abandoned in the move, plus amounts paid for rent and certain rent related obligations of the former headquarters following the cease-use date. There was no such charge in 2006.

        Amortization of intangibles includes the amortization of developed software and customer base acquired in the January 2001 Healthaxis merger. These expenses were reduced $84,000 in the year ended December 31, 2006 compared to 2005, as the intangibles were fully amortized in January 2005.

        Interest and other income, net decreased $1,000 in the year ended December 31, 2006 compared to 2005, due primarily to lower cash balances but somewhat offset by higher interest rates.

        Interest expense decreased $34,000 in the year ended December 31, 2006 compared to the same period of 2005 due to reduced principal under the note payable to UICI/HealthMarkets, partially offset by new interest charges on Healthaxis' lines of credit.

        Income tax benefit in the third quarter of 2006 was the result of the reversal of a contingent income tax liability upon the expiration of the statute of limitations. There was no income tax benefit or expense in 2005.

Liquidity and Capital Resources

  Overview of Cash Resources

        At June 30, 2008, Healthaxis' cash and cash equivalents totaled $2.5 million compared to $2.6 million at December 31, 2007. The sources and uses of cash during the first six months of 2008 are described more fully in "—Analysis of Cash Flows" below. Healthaxis believes that it will maintain sufficient liquidity to fund operations for at least the next 12 months. However, in the event that it is unable to maintain or increase its revenues, or effectively reduce its expenses to a level commensurate with Healthaxis' revenues, or raise additional capital, then its business would likely be adversely affected.

        Healthaxis is encumbered with certain costs of being a public company, which causes its overhead structure to be higher than that normally associated with a company its size. Healthaxis' general and administrative expenses have been approximately 15% of revenue and of this amount, more than $900,000 is solely attributable to being a public company. Management believes the costs of remaining a public company will continue to be a significant burden on operating results and will increase further in 2009 when auditor fees are expected to rise further due to the need for them to provide their opinion on internal control as required under the Sarbanes-Oxley Act of 2002.

        As previously discussed, Healthaxis had a note payable to HealthMarkets (formerly known as UICI) of approximately $93,000 as of December 31, 2007. Effective July 31, 2006, Healthaxis extended the note payable to HealthMarkets. Under the prior promissory note, the balance of approximately $1.5 million would have been due at its maturity date of September 30, 2006. Under the renewal promissory note, Healthaxis paid HealthMarkets $500,000 in August 2006 and continued to make monthly payments equal to the greater of $65,000 or one-half of the monthly invoice amount for services rendered to an affiliate of HealthMarkets. A final installment in the amount of all outstanding principal plus accrued interest was paid in January 2008.

        Healthaxis has a financing arrangement under a Loan and Security Agreement (the "LSA") with Silicon Valley Bank ("SVB"), which provides for a revolving working capital line and equipment advances. Under the LSA, Healthaxis may borrow (i) up to the lesser of (a) $3 million or (b) 80% of eligible accounts receivable subject to certain adjustments under the working capital line and (ii) up to $1 million for equipment purchases completed by September 30, 2007. Based on the calculation of the borrowing base as of June 30, 2008, Healthaxis would have been eligible to draw up to approximately $1.8 million under the working capital line of credit, of which Healthaxis had drawn and outstanding $1.2 million on that date. Healthaxis also previously drew $774,000 on the equipment line related to equipment purchases made during 2006 and 2007. Healthaxis began making payments on the equipment line of credit in October 2007 in accordance with the payment terms, had a balance outstanding of $562,000 at June 30, 2008 and expects to make principal payments of $170,000, $313,000 and $79,000 in 2008, 2009 and 2010, respectively.

        Advances under the LSA bear interest at SVB's prime rate plus 1.0% for revolving advances or 1.5% for equipment advances. The revolving line also has an unused line facility fee equal to 0.375% per annum of the average unused portion of the revolving line. The LSA contains customary affirmative and negative covenants, and requires that Healthaxis maintain specified Liquidity Ratio (ratio of certain current assets to certain liabilities as defined in the LSA), EBITDA, and debt service coverage requirements. The advances under the LSA are secured by a first priority lien on substantially all the assets of Healthaxis, including intellectual property. The revolving working capital line matures April 16, 2009 and the equipment line matures March 1, 2010. Healthaxis is in compliance with its covenants at June 30, 2008.

        On April 25, 2008, Healthaxis entered into an additional amendment to its LSA with SVP whereby certain covenants were modified.

        With regard to maintaining cash flow from current customers, Healthaxis is dependent on a small number of clients to generate a significant amount of annual and quarterly revenues. It believes that the relationships with its customers are generally positive. For the year ended December 31, 2007, Healthaxis' three largest customers accounted for 64% of revenues. New sales to other customers and anticipated growth from recently implemented customers are expected to partially offset the concentration of Healthaxis' business with its top customers. Healthaxis believes that it offers competitive, and competitively priced, products and services to its target markets. However, there can be no assurances that it will be successful in achieving its revenue growth goals.

  Analysis of Cash Flows

        Cash used in operating activities for the six months ended June 30, 2008 was approximately $64,000 as compared to $126,000 for the same period in 2007. The improvement was largely the result of working capital management, particularly collection of accounts receivable. Cash used in operating activities for the year ended December 31, 2007 was approximately $79,000, as compared to $31,000 for 2006 and 2005. The insignificant increase in cash used in 2007 as compared to 2006 resulted as changes in working capital, mainly accounts receivable and deferred revenues, which mainly offset each other. Likewise, the increase in net loss was almost completely offset by the reversal of the contingent tax liability in 2006. The decrease in cash used in 2006 compared to 2005 resulted primarily from the reduction in the net loss of $1.7 million and an increase in deferred revenues of $1.0 million, partially offset by an increase in accounts and notes receivable of $1.4 million.

        Cash used in investing activities for the six months ended June 30, 2008 was $224,000 as compared to $536,000 for the same period in 2007. Healthaxis' investing activities continue to be primarily in the areas of developing software enhancements, contract start-up activities and acquisition of property, equipment and software. Capitalized contract start-up costs decreased, as significantly more time was spent in the 2007 period related to a significant customer implementation and the related costs were required to be capitalized. Purchases of property, equipment and software and internally developed software were higher in 2007 due to normal replacement of servers and other equipment combined with more work performed on enhancements to Healthaxis' internally developed software. Cash used in investing activities for the year ended December 31, 2007 was $813,000, as compared to $1.8 million for 2006 and $1.0 million for 2005. Capitalized software development and contract startup costs decreased in 2007 as compared to 2006, as significantly more time was spent in 2006 related to a significant customer implementation and the related costs were required to be capitalized. Purchases of property, equipment, and software were higher in 2006 due to the addition of equipment to increase the efficiency of mailroom operations. The increase in cash used in 2006 compared to 2005 resulted primarily from the increase in capitalized startup costs related to that significant new customer implementation.

        Cash provided by financing activities for the six months ended June 30, 2008 was $164,000 related to borrowings on Healthaxis' working capital line of credit offset by repayments plus principal payments on the Healthaxis' equipment line of credit. Cash used in financing activities for the six months ended June 30, 2007 was $47,000 related to principal payments of the equipment line. Cash used in financing activities for the year ended December 31, 2007 was $151,000, as compared to $467,000 for 2006 and $4.3 million in 2005. Financing activities in 2007 included note payments to HealthMarkets and payments on Healthaxis' equipment line of credit, more than offset by proceeds of $300,000 from the working capital line of credit and proceeds of $259,000 from the equipment lease line of credit. The cash provided by financing activities in 2006 resulted from the $500,000 payment to HealthMarkets in conjunction with the execution of the renewal promissory note, proceeds of $500,000 from the working capital line of credit, and proceeds of $516,000 from the equipment lease line of credit. During the months Healthaxis performed services for HealthMarkets, monthly credits to HealthMarkets under the renewal promissory note were netted against accounts receivable and therefore are reflected as a non-cash financing activity in the Consolidated Statements of Cash Flows.

  Lease and other commitments

        Healthaxis has certain capital and operating lease commitments over the next five years. These leases are primarily for office space and data processing equipment. In April 2005, Healthaxis entered into a lease for approximately 20,000 square feet of office space located at 7301 North State Highway 161, Irving, Texas. The new lease was entered into to provide space for the relocation of Healthaxis' corporate headquarters from the former location at 5215 North O'Connor Blvd, Irving, Texas, where Healthaxis occupied approximately 31,300 square feet. Lease payments on the new lease started on January 1, 2006, which coincided with the termination of the North O'Connor Blvd. lease on December 31, 2005. The new lease also provides terms under which ownership of certain furniture and equipment were conveyed to Healthaxis in April 2007. As previously discussed, Healthaxis accrued a lease abandonment charge of $537,000 in 2005, based upon the future lease payment obligation as of the cease-use date plus other relocation expenses. Based upon the reduced square footage and the lower rental rate per square foot of the new facility, Healthaxis has realized a cash savings of over $700,000 per year, including lease expenses, utilities, parking, and property taxes, commencing in July 2005.

Critical Accounting Policies

  General

        Healthaxis' discussion and analysis of its financial condition and results of operations are based upon Healthaxis' consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses. Healthaxis bases its estimates on historical experience and on various other assumptions that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

        Critical accounting policies are those which are most important to the financial statement presentation and that require the most difficult, subjective complex judgments. Healthaxis believes the following critical accounting policies include the more significant judgments and estimates used in the preparation of Healthaxis' consolidated financial statements.

  Revenue Recognition

        See "—Revenue Model" above.

  Capitalized Software

        Healthaxis incurs development costs that relate primarily to the development of new products and major enhancements to existing services and products. All development costs related to software development projects incurred prior to the time of completing analysis, design and a detailed project plan are expensed. Costs incurred after completion of the project plan are capitalized until the software is released into production and made available to customers on the Healthaxis system. Once released into production, the capitalized costs are then amortized over the estimated useful life of the asset.

  Goodwill and Other Intangible Assets

        Goodwill represents the excess of the cost of an acquired entity over the net of the amounts assigned to assets acquired and liabilities assumed. Healthaxis accounts for its goodwill in accordance with Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets", which requires Healthaxis to test goodwill for impairment annually or whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable, rather than amortize.

  Impairment of Long-Lived Assets

        Long-lived assets are reviewed for impairment when events and circumstances indicate that the carrying amount of the asset may not be recoverable. Healthaxis' policy is to record an impairment loss when it is determined that the carrying value of the asset exceeds the sum of the expected undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Impairment losses are measured as the amount by which the carrying amount of the asset exceeds its fair value. Long-lived assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell.

  Income Taxes

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that the deferred tax assets will not be realized. As a result of the capital transactions of both Healthaxis and its subsidiaries, the utilization of NOL carryforwards is limited. Additionally, the utilization of these NOL's, if available, to reduce future income taxes is dependent on the generation of sufficient taxable income prior to their expiration. As it is considered more likely than not that the deferred tax assets will not be realized, Healthaxis has established a valuation allowance for all net deferred tax assets.

        On January 1, 2007, Healthaxis adopted the provisions for FIN 48, which is an interpretation of SFAS No. 109. FIN 48 prescribes a recognition threshold that a tax position is required to meet before being recognized in the financial statements and provides guidance on de-recognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition issues. FIN 48 contains a two-step approach to recognizing and measuring uncertain tax positions accounted for in accordance with SFAS No. 109. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained upon ultimate settlement with a taxing authority, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon ultimate settlement. Prior to January 1, 2007 and the implementation of FIN 48, Healthaxis recorded tax contingencies when the exposure item became probable and reasonably estimable, in accordance with SFAS No. 5, Accounting for Contingencies. The adoption of FIN 48 has not had a material effect on Healthaxis' financial position or results of operations for 2007 and Healthaxis do not expect its unrecognized tax benefits to change significantly over the next twelve months.

        Additionally, FIN 48 requires Healthaxis to accrue interest and related penalties, if applicable, on all tax positions for which reserves have been established consistent with jurisdictional tax laws. Healthaxis' policy to include interest and penalties related to unrecognized tax benefits within the provision for income taxes did not change as a result of adopting FIN 48. The interest and penalties as of December 31, 2007 and for the years ended December 31, 2007 and 2006 were zero. Healthaxis files tax returns in each jurisdiction in which it is registered to do business. For each jurisdiction a statute of limitations period exists. After a statute of limitations period expires, the respective tax authorities may no longer assess additional income tax for the expired period. Similarly, Healthaxis is no longer eligible to file claims for refund for any tax that it may have overpaid. With few exceptions, Healthaxis is no longer subject to U.S. federal, state and local, or non-U.S. income tax for the years before 2003.

  Post Retirement Benefits

        Healthaxis has an obligation to provide certain post retirement benefits to a group of retirees formerly employed by a predecessor of Healthaxis. The benefits are lifetime health and life insurance coverage. Because this obligation exists until the death of the participants, actuarial calculations, which include the use of estimates, are used to determine the carrying value of the liability. These estimates include the life expectancy of the participants, a discount rate to calculate the present value of the expected future costs, and growth rates to project anticipated future increases in the cost of the benefits provided. The amount necessary to satisfy this obligation may, therefore, be different than the amount accrued. The most sensitive variable in the calculation is the life expectancy of the participants. Healthaxis uses current mortality tables to project life expectancy. As mortality rates do not change rapidly, Healthaxis does not expect to have material changes to the calculation and therefore to the estimated liability.

  Contingent Liabilities

        Healthaxis' policy is to record contingent liabilities that are both measurable and probable. In assessing whether or not to record a contingent liability, both of these criteria may be subjective. The final amount paid, if any, could be different than the amount it have accrued.

  Recent Accounting Pronouncements

        See Note 1 to the Healthaxis Consolidated Financial Statements included herein for a discussion of the impact on Healthaxis' financial statements of new accounting standards.

 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF BPOMS

Overview

        Please refer to the BPO Management Services, Inc. Consolidated Financial Statements and notes thereto set forth under the caption "Index to Financial Statements" in connection with the following information.

        BPOMS was incorporated in 1981 under the name Research Engineers, Inc., changed its name to netGuru, Inc. in 2000 and to BPO Management Services, Inc. on December 15, 2006 immediately following its reverse merger with privately-held BPO Management Services ("Former BPOMS"). Former BPOMS was incorporated in July 2005. On December 15, 2006, Former BPOMS acquired all of the outstanding common stock of publicly-held NetGuru, Inc. in a reverse merger. Upon the closing of the merger, BPOMS adopted an accounting year end of December 31, which was the accounting year end of Former BPOMS, as for accounting purposes, Former BPOMS was the accounting acquirer.

        BPOMS provides BPO services to enterprises in the United States and Canada. "BPO" refers to the outsourcing of entire business processes, typically to reduce cost and/or to improve the performance of that process. BPOMS' objective is to provide a comprehensive suite of BPO functions to support the back-office business requirements of middle-market enterprises throughout North America on an outsourced and/or recurring revenue basis.

        BPOMS' primary business offerings are:

  •
  document and data management solutions, also known as enterprise content management or "ECM" including Finance and Accounting Services Outsourcing or "FAO";

  •
  information technology services outsourcing or "ITO"; and

  •
  human resources outsourcing or "HRO."

Critical Accounting Policies

        BPOMS identified the following as accounting policies that are the most critical to aid in understanding and evaluating its financial results:

  •
  revenue recognition;

  •
  allowance for doubtful accounts receivable; and

  •
  impairment of long-lived assets, including goodwill.

  Revenue Recognition

        BPOMS derives revenues from:

  •
  enterprise content management services, including collaborative software products and services;

  •
  IT outsourcing services; and

  •
  human resources outsourcing services.

        BPOMS recognizes revenues when the following criteria are met:

  •
  persuasive evidence of an arrangement, such as agreements, purchase orders or written or online requests, exists;

  •
  delivery has been completed and no significant obligations remain;

  •
  BPOMS' price to the buyer is fixed or determinable; and

  •
  collection is reasonably assured.

         Persuasive Evidence of an Arrangement.    BPOMS documents all terms of an arrangement in a written contract signed by the customer prior to recognizing revenue.

         Delivery Has Occurred or Services Have Been Performed.    BPOMS performs all services or delivers all products prior to recognizing revenue. Monthly services are considered to be performed ratably over the term of the arrangement. Professional consulting services are considered to be performed when the services are complete. Equipment is considered delivered upon delivery to a customer's designated location.

         The Fee for the Arrangement is Fixed or Determinable.    Prior to recognizing revenue, a customer's fee is either fixed or determinable under the terms of the written contract. Fees for most monthly services, professional consulting services, and equipment sales are fixed under the terms of the written contract. Fees for certain services are variable based on an objectively determinable factor such as usage. Those factors are included in the written contract such that the customer's fee is determinable. The customer's fee is negotiated at the outset of the arrangement.

         Collectibility is Reasonably Assured.    BPOMS determines that collectibility is reasonably assured prior to recognizing revenue. BPOMS assesses collectibility on a customer by customer basis based on criteria outlined by management. New customers are subject to a credit review process, which evaluates the customer's financial position and ultimately its ability to pay. BPOMS does not enter into arrangements unless collectibility is reasonably assured at the outset. Existing customers are subject to ongoing credit evaluations based on payment history and other factors. If it is determined during the arrangement that collectibility is not reasonably assured, revenue will be recognized on a cash basis.

        BPOMS recognizes revenues from software that it customizes to fit a customer's requirements based on satisfactory completion of pre-determined milestones (evidenced by written acceptance from the customer) and delivery of the product to the customer, provided no significant obligations remain and collection of the resulting receivable is reasonably assured. Customers may choose to purchase ongoing maintenance contracts that include telephone, e-mail and other methods of support, and unspecified upgrades on a when-and-if available basis. Revenue from the maintenance contracts is deferred and recognized ratably over the life of the contract, usually twelve months.

        In 1997, the Accounting Standards Executive Committee ("AcSec") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 97-2, "Software Revenue Recognition." SOP 97-2 distinguishes between significant and insignificant vendor obligations as a basis for recording revenue and requires that each element of a software licensing arrangement be separately identified and accounted for based on relative fair values of each element. BPOMS determines the fair value of each element in multi-element transactions based on vendor-specific objective evidence ("VSOE"). VSOE for each element is based on the price charged when the same element is sold separately.

        In 1998, the AICPA issued SOP 98-9, Modification of SOP 97-2, "Software Revenue Recognition, With Respect to Certain Transactions," which modified SOP 97-2 to allow for use of the residual method of revenue recognition if certain criteria are met. If evidence of fair value of all undelivered elements exists but evidence does not exist for one or more delivered elements, then BPOMS recognizes revenue using the residual method. Under the residual method, the fair value of the undelivered elements is deferred, and the remaining portion of the transaction fee is recognized as revenue.

        BPOMS recognizes revenues from its IT services primarily on a time and materials basis, with time at a marked-up rate and materials and other reasonable expenses at cost, as it perform IT services. Certain IT services contracts may be fixed price contracts where it would measure progress toward completion by mutually agreed upon pre-determined milestones and recognize revenue upon reaching those milestones. BPOMS' fixed price IT contracts typically are for a short duration of one to nine months. BPOMS did not have any uncompleted fixed price IT contracts at December 31, 2007.

  Allowance for Doubtful Accounts Receivable

        BPOMS sells to its customers on credit and grants credit to those who are deemed credit worthy based on BPOMS' analysis of their credit history. BPOMS reviews its accounts receivable balances and the collectibility of these balances on a periodic basis. Based on its analysis of the length of time that the balances have been outstanding, the pattern of customer payments, its understanding of the general business conditions of its customers and its communications with its customers, BPOMS estimates the recoverability of these balances. When recoverability is uncertain, BPOMS records bad debt expense and increases the allowance for accounts receivable by an amount equal to the amount estimated to be unrecoverable. If the historical data BPOMS uses to calculate the allowance provided for doubtful accounts does not reflect its future ability to collect outstanding receivables, additional provisions for doubtful accounts may be needed and BPOMS' future results of operations could be materially affected.

  Impairment of Long-Lived Assets Including Goodwill

        BPOMS accounts for goodwill and intangible assets according to the provisions of SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead be tested at least annually for impairment. BPOMS considers ECM, HRO and ITO to be its reporting units for purposes of testing for impairment.

        BPOMS uses a two-step test to assess potential impairment to goodwill. In the first step, the fair value of each reporting unit is compared to its carrying value including goodwill. If the fair value exceeds the carrying value, then goodwill is not considered impaired, and BPOMS does not need to proceed to the second step. If the carrying value of a reporting unit exceeds its fair value, then BPOMS has to determine and compare the implied fair value of the reporting unit's goodwill to the carrying value of its goodwill. If the carrying value of the reporting unit's goodwill exceeds its implied fair value, then BPOMS records an impairment loss in the amount of the excess.

        The implied fair value of goodwill is determined by allocating the fair value of the reporting unit to all of the assets (recognized and unrecognized) and liabilities of the reporting unit in a manner similar to a purchase price allocation, in accordance with SFAS No. 141, "Business Combinations." The residual fair value after this allocation is the implied fair value of the reporting unit goodwill.

        BPOMS is required to perform reviews for impairment annually, or more frequently when events occur or circumstances change that would more likely than not reduce the fair value of the net carrying amount. The evaluation of goodwill impairment involves assumptions about the fair values of assets and liabilities of each reporting unit. If these assumptions are materially different from actual outcomes, the carrying value of goodwill will be incorrect. In addition, BPOMS' results of operations could be materially affected by the write-down of the carrying amount of goodwill to its estimated fair value.

        BPOMS assessed the fair values of its three reporting units by considering their projected cash flows, using risk-adjusted discount rates and other valuation techniques and concluded that as of June 30, 2008, there was no impairment to goodwill. As of December 31, 2007, goodwill balance was $9,029,142. As of June 30, 2008, goodwill balance was $10,031,993. In conjunction with the acquisitions of DocuCom, HRMS and Blue Hill during fiscal 2007, the purchase price exceeded BPOMS' preliminary allocation of the fair value of net assets acquired by $1,462,693, $758,268 and $1,697,891, respectively, all of which has been temporary assigned to goodwill pending review by an independent valuation group.

        Goodwill activity was as follows:

For fiscal year ending December 31, 2007
At December 31, 2006	$4,083,822
Additions from acquisitions	$4,945,320

At December 31, 2007	$9,029,142

For six months ending June 30, 2008
At December 31, 2007	$9,029,142
Additions from acquisitions	$1,002,851

At June 30, 2008	$10,031,993

        Intangible assets activity was as follows:

At December 31, 2006	$1,114,698
Additions from acquisitions	9,600,000
Amortization	(849,367)
Exchange differences	32,888

At December 31, 2007	$9,898,219

        Amortization of intangible assets expected to be charged to the results of operations in upcoming years:

Fiscal years ending December 31,
2008	$1,853,343
2009	1,522,233
2010	1,247,233
2011	1,247,233
2012	1,081,798
2013 and beyond	2,946,380

Consolidated Results of Operations

        Former BPOMS began operations in July 26, 2005 and merged with the then publicly-held netGuru, Inc. on December 15, 2006 in a reverse merger. For accounting purposes, the acquisition has been treated as a recapitalization of Former BPOMS with Former BPOMS as the accounting acquirer.

        The following entities of BPOMS are included in the consolidated results of operations from the date of their respective acquisitions:

Company	Segment	Inception/Acquisition Date
BPO Management Services, Inc.	Corporate	Inception date: July 26, 2005
Web4 division of BPOMS ("Web4")	ECM	Acquired: December 15, 2006
Adapsys Document Management LP ("ADM")(1)	ECM	Acquired: July 29, 2005
Adapsys LP ("ADP")(1)	ECM	Acquired: July 29, 2005
Digica, Inc. ("Digica")(2)	ITO	Acquired: January 1, 2006
Novus Imaging Solutions, Inc. ("Novus")(1)	ECM	Acquired: September 30, 2006
NetGuru Systems, Inc. ("NGSI")	ITO	Acquired: December 15, 2006
Research Engineers, GmbH ("GmbH")	ECM	Acquired: December 15, 2006
DocuCom Imaging Solutions, Inc. ("DocuCom")(1)	ECM	Acquired: June 21, 2007
Human Resource Micro-Systems, Inc. ("HRMS")	HRO	Acquired: June 29, 2007
Blue Hill Data Services, Inc. ("Blue Hill")(2)	ITO	Acquired: October 10, 2007
BPO Management Services, Ltd. ("Ltd")(1)	ECM	Inception date: January 1, 2008

(1)
On January 1, 2008, ADM, ADP, Novus, and DocuCom were amalgamated into one company, BPO Management Services, Ltd.

(2)
Effective January 1, 2008, Digica was merged with Blue Hill.

        Since Former BPOMS began operations on July 26, 2005, pro forma information giving effect to the acquisition, as if the acquisition took place January 1, 2005, is not practicable and therefore not presented.

        HRMS, DocuCom and Blue Hill (the "New Subsidiaries") were all acquired in 2007 on the dates noted above. The six month period ended June 30, 2007 did not reflect any of the operations of the New Subsidiaries, with the exception of the operations of DocuCom for a portion of June.

        The results for the six month period ending June 30, 2008 are significantly influenced by the New Subsidiaries which contributed approximately 73% of the sales and 63% of the operating expenses for the six month period ended June 30, 2008. During the same period in 2007, the New Subsidiaries accounted for 7% of sales and 3% of operating expenses for the six month period. In the table below the entities existing prior to the acquisition of the New Subsidiaries, BPOMS, Web4, ADM, ADP, Digica, Novus, NGSI and GmbH are referred to as the "Preexisting Entities."

	Six Months Ended June 30
	2008			2007
	Preexisting Entities	New Subsidiaries	Total	Preexisting Entities	New Subsidiaries	Total
Revenues	$4,056,722	$11,046,622	$15,103,344	$4,060,249	$296,525	$4,356,774
Operating expenses	6,431,427	11,119,754	17,551,181	6,072,555	193,721	6,266,276
Interest and other expense	80,482	82,359	162,841	743,859	126	743,985
Income tax expense	92,727	—	92,727	—	—	—
Net income (loss)	$(2,547,914)	$(155,491)	$(2,703,405)	$(2,756,165)	$102,678	$(2,653,487)

  Six months ended June 30, 2008 compared to six months ended June 30, 2007

Net Revenues.    The following table presents BPOMS' net revenues by operating segment:

	Six Months Ended June 30,
	2008	2007	Change
Net revenues
ECM	$8,369,650	$2,362,044	$6,007,606
% of total net	55.5%	54.2%
ITO	5,760,859	1,980,913	3,779,946
% of total net revenues	38.1%	45.5%
HRO	972,835	13,817	959,018
% of total net revenues	6.4%	0.3%

Total net revenues	$15,103,344	$4,356,774	$10,746,570

        Total net revenues increased by $10,746,570 or 247% to $15,103,344 during the six months ended June 30, 2008 from $4,356,774 during the same period in the prior year, primarily due to approximately $10,750,100 contributed from the New Subsidiaries in 2008.

         Enterprise Content Management ("ECM").    Net revenue from ECM products and services during the six months ended June 30, 2008 increased by $6,007,606 or 254% to $8,369,650 from $2,362,044 during the six months ended June 30, 2007. Net revenue in the ECM business segment in fiscal 2008 includes $5,598,900 of net revenue from DocuCom, one of the New Subsidiaries, which was acquired in June of 2007. The ECM segment includes BPOMS' ECM solutions group and its collaborative software products and related services. The majority of BPOMS' ECM solutions group services and its collaborative software revenue are generated from service-oriented projects where the revenue is recognized only upon the completion of specific project deliverables. The timing of these projects and the completion and recognition of revenue from various size projects creates variability in its ECM solutions group services revenues and collaborative software net revenues between quarters and fiscal years.

         IT Outsourcing Services ("ITO").    Net revenue from ITO during the six months ended June 30, 2008 increased by $3,779,946 or 191% to $5,760,859 from $1,980,913 during the six months ended June 30, 2007, primarily due to Blue Hill, one of the New Subsidiaries, which was acquired in October of 2007.

         Human Resource Outsourcing Services ("HRO").    Net revenue from HRO products and services during the six months ended June 30, 2008 increased by $959,018 to $972,835 from $13,817 during the six months ended June 30, 2007, primarily due to the acquisition of HRMS, one of the New Subsidiaries, which was acquired in June of 2007.

         Operating Expenses.    The following table presents BPOMS' operating expenses and the percentage of total net revenues:

	Six Months Ended June 30,
	2008	2007	Change
Operating Expenses
Cost of services provided expenses	$7,596,457	$1,873,488	$(5,722,969)
% of total net revenues	50.3%	43.0%
Selling, general and administrative expenses	7,909,328	3,979,568	(3,929,760)
% of total net revenues	52.4%	91.3%
Research and development expenses	147,037	93,366	(53,671)
% of total net revenues	1.0%	2.1%
Depreciation and amortization expenses	1,484,175	173,111	(1,311,064)
% of total net revenues	9.8%	4.0%
Share-based compensation expenses	414,184	146,743	(267,441)
% of total net revenues	2.7%	3.4%
Total operating expenses	$17,551,181	$6,266,276	$(11,284,905)
% of total net revenues	116.2%	143.8%
         Cost of Services Provided Expenses.    Cost of services provided expenses increased by $5,722,969 or 306% to $7,596,457 during the first six months of fiscal 2008 from $1,873,488 during the same period of fiscal 2007, primarily due to approximately $5,727,300 attributable to the New Subsidiaries in 2008.

         Selling, General and Administrative Expenses ("SG&A").    SG&A expenses increased by $3,929,760 or 99% to $7,909,328 during the first six months of fiscal 2008, from $3,979,568 during the same period of fiscal 2007, primarily due to approximately $3,404,200 attributable to the New Subsidiaries in 2008 and approximately $525,600 attributable to increased corporate expenses for accrued executive salaries, two new employees and professional fees.

         Research and Development Expenses ("R&D").    R&D expenses consist primarily of software developers' wages. R&D expenses increased by $53,671 or 58% to $147,037 during the first six months of fiscal 2008, from $93,366 during the same period of fiscal 2007. BPOMS had capitalized software development costs of approximately $237,600 and $0 during the six months ended June 30, 2008 and 2007, respectively.

         Depreciation and Amortization Expenses.    Depreciation and amortization expenses increased by $1,311,064 or 757% to $1,484,175 during the first six months of fiscal 2008, from $173,111 during the same period of fiscal 2007, primarily due to the valuation and allocation of the purchase price of the New Subsidiaries to fixed assets that are depreciated and to intangible assets that are amortized over varying periods.

         Share-Based Compensation Expense.    BPOMS recorded share-based compensation expense of $414,184 in the first six months of fiscal 2008 compared to $146,743 in the same period in the prior year because of grants of stock options to key employees. Grants of employee stock options are recognized as expense in BPOMS' financial statements based on their respective grant date fair values and are charged to compensation expense based on awards that are ultimately expected to vest.

         Operating Income (Loss) by Segment.    Operating loss in the ECM segment increased to $721,987 in the first six months of fiscal 2008 from $629,733 in the first six months of fiscal 2007, primarily due to the New Subsidiaries. The operating income in the ITO segment increased to $147,446 in the first six months of fiscal 2008 from an operating loss of $59,772 in the first six months of fiscal 2007, primarily due to the acquisition of Blue Hill. The operating loss in the HRO segment increased to $159,319 in the first six months of fiscal 2008 from $148,510 in the first six months of fiscal 2007, primarily due to the acquisition of HRMS. Corporate expenses increased to $1,713,977 in the first six months of fiscal 2008 from $1,071,487 in the first six months of fiscal 2007, primarily due to increased share-based compensation expense, executive compensation for two officers that was not booked till the end of fiscal 2007, two additional employees, increased professional fees and offset by the elimination of a contingent payment for the purchase of Novus that was not earned.

        The following table details the operating income (loss) by segment:

	Six Months Ended June 30,
	2008	% of Total	2007	% of Total
Operating Expenses
ECM	$(721,987)	29.5%	$(629,733)	33.0%
ITO	147,446	-6.0%	(59,772)	3.1%
HRO	(159,319)	6.5%	(148,510)	7.8%
Corporate	(1,713,977)	70.0%	(1,071,487)	56.1%
Consolidated	$(2,447,837)	100.0%	$(1,909,502)	100.0%

        Operating losses for the periods were significantly influenced by non-cash expenses, depreciation, amortization, mainly of intangible assets recorded at the time of acquisition, and share-based compensation expense from the amortization of the value of stock option awards. This comparison displays operating improvements for the six months ended June 30, 2008 over those of the same period in the preceding year in both the ECM and ITO segments.

         Interest and Other Expense.    The following table presents BPOMS' interest and other expense and its percentage of total net revenues:

	Six Months Ended June 30,
	2008	2007	Change
Operating Expenses (Income)
Related parties interest	$53,705	$62,597	$8,892
% of total net revenues	0.4%	1.4%
Amortization of related party debt discount	—	594,029	594,029
% of total net revenues	0.0%	13.6%
Other interest, net	109,136	87,345	(21,791)
% of total net revenues	0.7%	2.0%
Other income	—	14	14
% of total net revenues	0.0%	0.0%
Total operating expense (income)	$162,841	$743,985	$581,144
% of total net revenues	1.1%	17.0%

         Total Interest and Other Expense.    Total interest and other expense decreased to $162,841 in the six months ended June 30, 2008 from $743,985 in the same period of fiscal 2007, primarily due to amortization of related party debt discount completed in April of fiscal 2007.

         Income Taxes.    In the six months ended June 30, 2008 and 2007, BPOMS recorded income tax expense of $92,727 and $0, respectively, due to a tax liability incurred by one Canadian entity prior to amalgamation in the amount of $48,275 and $44,452 due the State of Delaware for corporation tax.

  Year ended December 31, 2007 compared to year ended December 31, 2006

Net Revenues.    The following table presents BPOMS' net revenues by operating segment:

	For the Year Ended December 31,
	2007	2006
Net revenues
ECM	$10,141,210	$2,713,769
% of total net revenues	61.6%	57.6%
ITO	5,616,239	1,833,052
% of total net revenues	34.1%	38.9%
HRO	711,552	164,318
% of total net revenues	4.3%	3.5%
Total net revenues	$16,469,001	$4,711,139

        Total net revenues increased by $11,757,862 (250%) to $16,469,001 during the year ended December 31, 2007 from $4,711,139 in the year ended December 31, 2006. BPOMS' total net revenues primarily consisted of net revenues from (a) ECM (b) ITO and (c) HRO.

         Enterprise Content Management.    Net revenues from ECM products and services during the year ended December 31, 2007 increased by $7,427,441 or 274% to $10,141,210 from $2,713,769 during the year ended December 31, 2006. The increase in net revenues during the year ended December 31, 2007 was primarily due to approximately $5,546,222 contributed by the acquisition of DocuCom, a reduction of revenues from ADP and ADM of approximately $462,900 and increases of approximately $2,012,108 from Novus and netGuru collaborative software products and services whose results were included only for three months and 15 days respectively during the year ended December 31, 2006 compared to a full year of results of operations during the year ended December 31, 2007. The majority of BPOMS' collaborative software revenues are generated from service-oriented projects where the revenue is recognized only upon completion of the entire project. The timing of completion and recognition of revenues from various size projects creates variability in BPOMS' collaborative software net revenues between quarters and fiscal years.

         IT Outsourcing Services.    Net revenues from ITO increased 206% to $5,616,239 during the year ended December 31, 2007 from $1,833,052 during the year ended December 31, 2006 primarily from the acquisition of Blue Hill contributing $1,995,574 and a full year of operations from BPOMS' ITO operations in Massachusetts compared to fifteen days of revenue from this entity during the year ended December 31, 2006.

         Human Resource Outsourcing Services.    Net revenues from HRO increased 333% to $711,552 during the year ended December 31, 2007 from $164,318 during the year ended December 31, 2006. The increase is the result of $697,440 from HRMS that was purchased approximately mid-year in 2007, offset by approximately $150,000 reduction in revenue from the existing HRO segment over the year ended December 31, 2006.

Operating Expenses

        The following table presents BPOMS' operating expenses and the percentage of total net revenues:

	For the Year Ended December 31,
	2007	2006
Operating Expenses
Cost of services provided expenses	$8,045,756	$1,523,983
% of total net revenues	48.9%	32.3%
Selling, general and administrative expenses	$11,965,666	$5,576,615
% of total net revenues	72.7%	118.4%
Research and development expenses	$298,211	$19,491
% of total net revenues	1.8%	0.4%
Depreciation and amortization	$1,466,767	$160,720
% of total net revenues	6.6%	2.1%
Share-based compensation expense	$360,721	$598,031
% of total net revenues	2.2%	12.7%
Change in estimated severance liability	$—	$(223,726)
$ of total net revenues	0.0%	(4.7)%
Total operating expenses	$22,137,121	$7,655,114
% of total net revenues	134.4%	162.5%

         Cost of services provided expenses.    Cost of services provided expenses increased by $6,521,773 or 428% to $8,045,756 from $1,523,983 primarily due to acquisitions of DocuCom, HRMS and Blue Hill during 2007 and the Novus and NetGuru entities acquired during the fourth quarter of fiscal 2006.

         Selling, general and administrative expenses.    SG&A expenses increased by $6,389,051 (115%) to $11,965,666 during the year ended December 31, 2007 from $5,576,615 during the year ended December 31, 2006 primarily due to $4,029,876 in SG&A expenses from the acquisitions of DocuCom, HRMS and Blue Hill during the year and a full year of operations for Novus and the netGuru entities that were included for 3 months and 15 days respectively during the year ended December 31, 2006. Additionally, the corporate SG&A expenses during the year ended December 31, 2007 increased by $818,737 over those of the preceding year primarily due to the increase in the corporate structure increasing professional fees and services.

         Research and development expenses.    R&D expenses consist primarily of software developers' wages. Fiscal 2007 includes a full year's activities while the year ended December 31, 2006 results included only 15 days of R&D expenses.

         Depreciation and amortization expenses.    Depreciation and amortization expenses increased by $1,306,047 (813%) to $1,466,767 during the year ended December 31, 2007 from $160,720 during the year ended December 31, 2006 primarily due to the valuation allocations of fixed assets and intangible assets acquired in the acquisitions of DocuCom, HRMS and Blue Hill during fiscal 2007.

         Share-based compensation expense.    BPOMS recorded share-based compensation expense of $360,721 during the year ended December 31, 2007 compared to $598,031 during the year ended December 31, 2006. Share-based compensation expense during the year ended December 31, 2006 included $353,478 in shares of Series A Preferred Stock issued as compensation to officers.

         Operating Loss by Segment.    Consolidated operating loss in the ECM segment increased to $1,617,826 from $650,551 due to the additional expenses during the year ended December 31, 2007 as a result of transitioning the current year acquisitions, in addition to Novus and the NetGuru entities acquired in the fourth quarter of fiscal 2006. The increase in operating loss in the ITO segment to $730,621 during the year ended December 31, 2007 from $355,393 during the year ended December 31, 2006 is primarily due to the acquisition of Blue Hill during fiscal 2007. The increase in operating loss in the HRO segment during the year ended December 31, 2007 to $800,146 from $777,336 is primarily due to the acquisition of HRMS in fiscal 2007. Corporate expenses increased to $2,519,527 during the year ended December 31, 2007 from $1,160,695 during the year ended December 31, 2006 primarily due to increased professional fees and share based compensation expense. The following table details operating loss by segment:

	For The Year Ended December 31,
	2007	% of Total	2006	% of Total
Operating loss
ECM	$(1,617,826)	28.5%	$(650,551)	22.1%
ITO	(730,621)	12.9%	(355,393)	12.1%
HRO	(800,146)	14.1%	(777,336)	26.4%
Corporate	(2,519,527)	44.5%	(1,160,695)	39.4%

Consolidated	$(5,668,120)	100.0%	$(2,943,975)	100.0%

  Other expense (income)

        The following table presents BPOMS' other expense (income) and its percentage of total net revenues:

	For the Year Ended December 31,
	2007	2006
Other Expense (Income)
Related parties interest	$117,168	$93,420
% of total net revenues	0.7%	2.0%
Amortization of related party debt discount	$594,029	$241,670
% of total net revenues	3.6%	5.1%
Other interest, net	$90,903	$31,853
% of total net revenues	0.6%	0.7%
Other income	$(2,011)	$(10,732)
% of total net revenues	0.0%	-0.2%
Total other expense	$800,089	$356,211
% of total net revenues	4.9%	7.6%

         Other expense (income).    Other expense increased by $443,878 (125%) during the year ended December 31, 2007 to $800,089 from $356,211 during the same period in the preceding year primarily due to the amortization of related party debt discount that originated in December 2006 and was fully amortized by April of 2007 which related to the value of warrants issued pursuant to bridge loans and loan guarantees by two individuals who are also officers and significant stockholders in BPOMS. Interest increased during 2007 due to the acquisition of capital leases and interest on the bridge loans for the entire year.

         Income taxes.    In the years ended December 31, 2007 and 2006, BPOMS recorded no income tax expense since it had net losses from operations.

Liquidity and Capital Resources

        BPOMS' principal sources of liquidity at June 30, 2008 consisted of $4,763,454 in cash and cash equivalents. Cash and cash equivalents decreased by $502,590 in the first six months of fiscal 2008 from $5,266,044 in the first six months of fiscal 2007. BPOMS incurred losses from operations of $2,447,837 and $1,909,502 and used cash in operations of $1,038,652 and $431,124 in the first six months of 2008 and 2007, respectively.

        The primary reasons for cash used in operations during the first six months of fiscal 2008 were net loss of $2,703,405 that included non-cash charges related to depreciation and amortization expense of $1,484,175 and share-based compensation expense of $414,184. In addition, the timing differences in the payment of BPOMS' current liabilities and collection of its current assets also contributed to the cash used in operations. The primary reasons for cash used in operations during the year ended December 31, 2007 were net loss of $6,468,209 that included non-cash charges related to recognition of cost related to depreciation and amortization expense of $1,466,767, share-based compensation expense of $360,721, bad debt expense of $148,236, and amortization of related party debt discount of $594,029. In addition, the timing differences in the payment of BPOMS' current liabilities and collection of BPOMS' current assets also contributed to the cash used in operations.

        The primary reasons for cash used in operations during the year ended December 31, 2006 were net loss of $3,300,186 that included non-cash charges related to recognition of cost related to the contract acquired from ADP of $245,265, depreciation and amortization expense of $160,720, share-based compensation expense of $598,031, bad debt expense of $109,005, and amortization of loan discount of $241,670. In addition, the timing differences in the payment of BPOMS' current liabilities and collection of BPOMS' current assets also contributed to the cash used in operations.

        Net cash used in investing activities in the first six months of fiscal 2008 was $362,194, primarily from the acquisition of equipment of approximately $1,285,082, offset by $922,888 due to the release of restricted cash to pay the purchase price obligation to a former shareholder from the purchase of DocuCom. Net cash used in investing activities during the year ended December 31, 2007 was $10,856,210, primarily due to cash used for the acquisitions of DocuCom, HRMS and Blue Hill. In the year ended December 31, 2006 cash provided by investing activities was $2,324,827, primarily due to cash acquired from Digica, Novus and netGuru acquisitions, net of $400,000 in cash payments.

        Net cash provided by financing activities during the first six months of 2008 was $5,196,725, primarily due to the issuance of Preferred Series D-2 stock in the amount of $5,157,996, bank borrowing of $1,381,335, a former shareholder was paid the final installment of the purchase price of DocuCom in the amount of $885,827 and BPOMS' accrued preferred stock dividends in the amount of $753,461. In the first six months of fiscal 2007, net cash provided by financing activities was $12,944,550, primarily due to the issuance of Series D Preferred Stock in the amount of $12,410,033, borrowings through acquisition of capital leases in the amount of $360,090 and receipt of $400,000 in cash proceeds from bridge loans and repaid debt in the amount of $45,052. The bridge loan was provided by Mr. Dolan, BPOMS' Chief Executive Officer and it issued a warrant to purchase 133,333 shares of common stock pursuant to the bridge loan agreement. Net cash provided by financing activities during the year ended December 31, 2007 was $15,378,614, which primarily resulted from the issuance of Preferred Series D and D-2 Convertible Stock. Net cash used in financing activities during the year ended December 31, 2006 was $915,637, which primarily resulted from a cash distribution to BPOMS stockholders in the amount of $3,502,098 offset by cash proceeds from bridge loans of $2,340,000 and cash proceeds of $267,525 from a bank line.

        BPOMS has funded its operations primarily from the private placement of shares of its common stock and preferred stock, exercise of warrants, bank loans, and through the founders bridge loan facility established in August 2006. During the next twelve months, BPOMS anticipates that cash flow from operations and the use of and possible expansion of existing lines of credit will provide the capital necessary to grow its existing business and to complete additional acquisitions it will issue its securities and/or debt in one or more private transactions.

        During April 2008, five institutional investors exercised certain of their Series J Warrants at a reduced exercise price and acquired an aggregate of approximately 583,333 shares of the Series D-2 Convertible Preferred Stock for an aggregate of approximately $5.6 million which amount is estimated to provide for BPOMS' working capital needs for more than 12 months.

        BPOMS' future capital requirements to complete its business plan will depend upon many factors. These factors include but are not limited to sales and marketing efforts, the development of new products and services, possible future corporate mergers or strategic acquisitions or divestitures, the progress of research and development efforts, and the status of competitive products and services. If BPOMS' anticipated financing transactions do not take place at all and/or are unreasonably delayed, it may not have adequate funds to complete its business plan. If equity financing is available to BPOMS on acceptable terms, it could result in additional dilution to the existing stockholders of BPOMS.

        The following table summarizes BPOMS' contractual obligations and commercial commitments at June 30, 2008:

	Total	Less Than 1 Year	1 – 3 Years	4 – 5 Years	After 5 Years
Long-term debt	$2,217,608	$1,879,536	$265,155	$72,917	$—
Capital lease obligations*	839,277	271,660	502,469	65,148	—
Operating leases	6,005,294	1,460,722	2,466,241	845,080	1,233,251
Purchase price payable—Due former shareholders	1,000,000	1,000,000	—	—	—
Related party notes payable	1,200,000	1,200,000	—	—	—

Total contractual obligations	$11,262,179	$5,811,918	$3,233,865	$983,145	$1,233,251

*
Excludes imputed interest of $134,442

Impact of Recently Issued Accounting Standards

  Accounting Changes and Error Corrections

        In May 2005, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 154, "Accounting Changes and Error Corrections," an amendment to Accounting Principles Bulletin Opinion ("APB") No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements." Though SFAS No. 154 carries forward the guidance in APB No. 20 and SFAS No. 3 with respect to accounting for changes in estimates, changes in reporting entity, and the correction of errors, SFAS No. 154 establishes new standards on accounting for changes in accounting principles, whereby all such changes must be accounted for by retrospective application to the financial statements of prior periods unless it is impracticable to do so. SFAS No. 154 is effective for accounting changes and error corrections made in fiscal years beginning after December 15, 2005, with early adoption permitted for changes and corrections made in years beginning after May 2005. BPOMS implemented SFAS No. 154 in its fiscal year beginning January 1, 2006. SFAS No. 156 did not have a material impact on the BPOMS' financial position, results of operations or cash flows.

  Accounting for Certain Hybrid Financial Instruments

        In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments," which amends SFAS No. 133, "Accounting for Derivatives Instruments and Hedging Activities" and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." SFAS No. 155 amends SFAS No. 133 to narrow the scope exception for interest-only and principal-only strips on debt instruments to include only such strips representing rights to receive a specified portion of the contractual interest or principal cash flows. SFAS No. 155 also amends SFAS No. 140 to allow qualifying special-purpose entities to hold a passive derivative financial instrument pertaining to beneficial interests that itself is a derivative instrument. SFAS No. 155 was effective for BPOMS beginning January 1, 2007. SFAS No. 155 was implemented during 2007 and did not have a material impact on BPOMS' financial position, results of operations, or cash flows.

  Accounting for Servicing of Financial Assets

        In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets," which provides an approach to simplify efforts to obtain hedge-like (offset) accounting. This Statement amends FASB Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," with respect to the accounting for separately recognized servicing assets and servicing liabilities. The Statement (a) requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations; (b) requires that a separately recognized servicing asset or servicing liability be initially measured at fair value, if practicable; (c) permits an entity to choose either the amortization method or the fair value method for subsequent measurement for each class of separately recognized servicing assets or servicing liabilities; (d) permits at initial adoption a one-time reclassification of available-for-sale securities to trading securities by an entity with recognized servicing rights, provided the securities reclassified offset the entity's exposure to changes in the fair value of the servicing assets or liabilities; and (e) requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the balance sheet and additional disclosures for all separately recognized servicing assets and servicing liabilities. SFAS No. 156 also describes the manner in which it should be initially applied. SFAS No. 156 is effective for all separately recognized servicing assets and liabilities as of the beginning of an entity's fiscal years beginning after September 15, 2006, and is effective for BPOMS beginning January 1, 2007. BPOMS implemented SFAS No. 156 during 2007 which did not have a material impact on its financial position, results of operations or cash flows.

  Accounting for Uncertainty in Income Taxes

        In June 2006, the FASB issued FIN 48, "Accounting for Uncertainty in Income Taxes—An interpretation of FASB Statement No. 109," which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes." The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 requires recognition of tax benefits that satisfy a greater than 50% probability threshold. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 was effective for BPOMS beginning January 1, 2007. Due to BPOMS' net losses in 2007 and 2006, adoption of FIN 48 did not have a material impact on BPOMS' financial position, results of operations or cash flows.

  Fair Value Measurements

        In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements," which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. This statement was effective for BPOMS beginning January 1, 2008. BPOMS is currently assessing the potential impact that adoption of SFAS No. 157 will have on its financial position, results of operations and cash flows.

  Effects of Prior Year Misstatements When Quantifying Current Year Misstatements

        In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Current Year Misstatements." SAB No. 108 requires analysis of misstatements using both an income statement (rollover) approach and a balance sheet (iron curtain) approach in assessing materiality and provides for a one-time cumulative effect transition adjustment. SAB No. 108 is effective for BPOMS' fiscal year 2007 annual financial statements. The adoption of SAB No. 108 did not have a material impact on BPOMS' financial position, results of operations or cash flows.

  Accounting for Defined Benefit Pension and Other Postretirement Plans

        In September 2006, the FASB issued SFAS No. 158, "Employer's Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of SFAS No. 87, 88, 106, and 132(R)." SFAS No. 158 requires the full recognition, as an asset or liability, of the overfunded or underfunded status of a company-sponsored postretirement benefit plan. SFAS No. 158 was effective for BPOMS beginning January 1, 2007. The adoption of SFAS No. 158 did not have a material impact on BPOMS financial position, results of operations or cash flows.

  Fair Value Option for Financial Assets and Financial Liabilities

        In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities." Under the provisions of SFAS 159, companies may choose to account for eligible financial instruments, warranties and insurance contracts at fair value on a contract-by-contract basis. Changes in fair value will be recognized in earnings each reporting period. SFAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. BPOMS was required to and plans to adopt the provisions of SFAS 159 beginning in the first quarter of 2008. BPOMS is currently assessing the impact of the adoption of SFAS 159 on its financial position, results of operations and cash flows.

  Business Combinations, and Non-controlling Interests

        In December 2007, the FASB issued Statement No. 141R, Business Combinations, and Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51. Statement No. 141R modifies the accounting and disclosure requirements for business combinations and broadens the scope of the previous standard to apply to all transactions in which one entity obtains control over another business. Statement No. 160 establishes new accounting and reporting standards for noncontrolling interests in subsidiaries. BPOMS will be required to apply the provisions of the new standards in the first quarter of 2009 and is currently assessing whether it will have an impact on its financial position, results of operations or cash flows.

Off-Balance Sheet Arrangements

        BPOMS does not have any off-balance sheet arrangements.

 HEALTHAXIS PROPOSAL 2:
CHANGE IN CORPORATE NAME OF HEALTHAXIS

Overview

        Healthaxis shareholders are being asked to approve a proposed amendment to the Healthaxis Articles (the "Name Change Amendment") which will change the name of Healthaxis from "Healthaxis Inc." to "BPO Management Services, Inc." Approval of the Name Change Amendment is a condition to the closing of the merger. A vote against this proposal is effectively a vote against the Merger Stock Issuance. In addition, the effectiveness of this proposal is conditioned on the approval of the Merger Stock Issuance and the closing of the merger. The Healthaxis board of directors believes that changing Healthaxis' name will better reflect the services provided by Healthaxis after the consummation of the merger. To effect the name change, the Healthaxis board of directors would file the Name Change Amendment with the Pennsylvania Secretary of the Commonwealth. The form of Name Change Amendment to effect the proposed name change is attached to this joint proxy statement as Annex H.

Recommendation of the Healthaxis Board of Directors

        The Healthaxis board of directors unanimously recommends that Healthaxis shareholders vote FOR approval of the Name Change Amendment. Your returned proxy will be so voted unless you specify otherwise.

 HEALTHAXIS PROPOSAL 3:
APPROVAL OF HEALTHAXIS REVERSE STOCK SPLIT

Overview

        Healthaxis shareholders are being asked to approve a proposed amendment to the Healthaxis Articles (the "Stock Split Amendment") which will grant to the Healthaxis board of directors the discretion to effect a reverse stock split of all shares of Healthaxis common stock, at a ratio of not less than 1 for 3 and not more than 1 for 15, at any time prior to Healthaxis' next annual meeting. The Healthaxis board of directors believes that approval of a proposal granting this discretion to the board, rather than approval of an immediate reverse stock split at a specified ratio, will provide the board with maximum flexibility to react to market conditions current at the time, as well as other then current facts and circumstances. Approval of the Stock Split Amendment is a condition to the closing of the merger; therefore, if the merger is consummated, the reverse stock split will be effected. A vote against this proposal is effectively a vote against the Merger Stock Issuance. This proposal is not conditioned upon approval of the Merger Stock Issuance or the consummation of the merger. Even if the merger is not consummated, the Healthaxis board of directors may effect a reverse stock split if this proposal is approved.

        To effect the reverse stock split, the Healthaxis board of directors would file the Stock Split Amendment with the Pennsylvania Secretary of State. The form of Stock Split Amendment to effect the proposed reverse stock split is attached to this joint proxy statement as Annex I. If the reverse stock split is effected within the range approved by Healthaxis shareholders, then the number of issued and outstanding shares of Healthaxis' common stock will be reduced in accordance with the ratio for the selected reverse stock split. The par value of the common stock will remain unchanged at $0.10 per share, and the number of authorized shares of common stock will remain unchanged. It is expected that the reverse stock split will become effective shortly following the filing of the Stock Split Amendment with the Pennsylvania Secretary of the Commonwealth. The Healthaxis board of directors may elect not to implement a reverse stock split at its sole discretion, even if the proposal to grant the board the discretion to effect a reverse stock split is approved by Healthaxis shareholders. The Healthaxis board of directors has approved the proposed grant of discretion to effect a reverse stock split. By approving the proposal, Healthaxis shareholders will give the board the maximum flexibility to determine the best stock split ratio.

Purposes of the Proposed Reverse Stock Split

        The Healthaxis board of directors believes that it should maintain the right to implement a reverse stock split for the following reasons:

  •
  to satisfy a condition to the consummation of the merger under the merger agreement;

  •
  to increase the per share trading price of Healthaxis' common stock in order to satisfy the listing requirements of The NASDAQ Capital Market; and

  •
  to enhance the acceptability and marketability of the common stock to the financial community and the investing public.

Condition to Merger

        The reverse stock split is a condition to the closing of the merger. You should read "Healthaxis Proposal 1 and BPOMS Proposal 1: The Merger and the Merger Stock Issuance—Recommendation of the Healthaxis Board of Directors and its Reasons for the Merger" for a discussion of the factors that the Healthaxis board of directors has considered in deciding to approve the merger.

Enhanced Marketability

        The Healthaxis board of directors believes that the reverse stock split should enhance the acceptability and marketability of Healthaxis common stock to the financial community and the investing public and may mitigate some reluctance on the part of brokers and investors to trade in the common stock. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their own portfolios, which reduces the number of potential buyers of Healthaxis' common stock. In addition, analysts at many leading brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. A variety of brokerage house policies and practices also tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of lower-priced stocks unattractive to brokers from an economic standpoint. Additionally, because brokers' commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of Healthaxis' common stock can result in an individual shareholder paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were substantially higher. This factor may also limit the willingness of institutions to purchase Healthaxis common stock.

        Healthaxis' common stock has been trading below $1.00 per share for an extended period of time. With the shares trading in such a range, small moves in absolute terms in the price per share of Healthaxis' common stock translate into disproportionately large swings in the price on a percentage basis. Healthaxis believes these swings tend to bear little relationship to Healthaxis' financial condition and results of operations.

        In the view of the Healthaxis board of directors, these factors have contributed to an unjustified, relatively low level of interest in Healthaxis on the part of investment analysts, brokers, investment professionals and individual investors, which tends to depress the market for Healthaxis' common stock. The Healthaxis board of directors has thus proposed having the discretion to effect a reverse stock split as a means of increasing the per share market price of Healthaxis' common stock.

Potential Effects of the Proposed Reverse Stock Split

        The immediate effect of a reverse stock split will be to reduce the number of shares of Healthaxis common stock and to increase the trading price of Healthaxis common stock. However, Healthaxis cannot predict the longer-term effects of any reverse stock split upon the market price of its common stock. The precise impact of the reverse stock split on the trading price of Healthaxis common stock may be difficult to ascertain if the split is effected simultaneously with the closing of the merger, which may also have an impact on Healthaxis' stock price. Healthaxis cannot assure you that the trading price of its common stock, after the reverse stock split, will rise in proportion to the reduction in the number of shares of the common stock outstanding. The total market capitalization of the common stock after implementation of the proposed reverse stock split may be less than the total market capitalization before the reverse stock split. Also, Healthaxis cannot assure you that a reverse stock split will lead to a sustained increase in the trading price of its common stock, that the liquidity of the common stock will not be adversely affected by the reduced number of shares outstanding after the reverse stock split, that the trading price of the common stock will be above the thresholds required by The NASDAQ Capital Market, or that Healthaxis will be able to meet the listing requirements of The NASDAQ Capital Market. The trading price of Healthaxis common stock may change due to a variety of other factors, including its operating results and other factors related to its business and general market conditions.

        The following table reflects the number of shares of each type of BPOMS security outstanding, the exchange ratios applicable to such securities under the merger agreement and how the ratios would be adjusted as a result of the reverse stock split, the number of shares of Healthaxis common stock issuable in the merger, and the percentage of shares outstanding post-transaction on a fully-diluted basis. The following table is based upon a reverse stock split ratio of 1 for 8. The table does not account for fractional shares, which will be rounded up to the next whole share.

Example: Reverse stock split of 1 for 8

BPOMS Security	Number of Shares Outstanding(1)	Exchange Ratio in Merger Agreement	Exchange Ratio Adjusted for Reverse Split	Number of Healthaxis Shares to be Issued or Issuable per the Merger Agreement		Percentage of Shares on a Post Transaction, Fully Diluted Basis
Common	12,671,034	0.2467	0.0308	390,743	(2)	7.3%
Series A	1,608,612	0.2773	0.0347	55,759	(2)	1.0%
Series B	1,449,204	0.2467	0.0308	44,690	(2)	0.8%
Series C	916,666	1.2868	0.1609	147,446	(2)	2.8%
Series D	1,427,083.8	3.9475	0.4934	704,177	(3)	13.2%
Series D-2	1,312,499.9	3.9475	0.4934	647,637	(3)	12.2%
Series F	894,942	6.1679	0.7710	689,989	(3)	13.0%
Series C Penny Warrants	10,000,001	0.2467	0.0308	308,375	(3)	5.8%
Series D Penny Warrants	9,333,327	0.2467	0.0308	287,816	(3)	5.4%

Total	39,613,370			3,276,631		61.5%

(1)
As of the BPOMS record date. For warrants, number represents the total number of shares subject to the warrants.

(2)
Shares of Healthaxis common stock.

(3)
Shares of Healthaxis Series B Preferred Stock, convertible into Healthaxis common stock, initially on a 1 for 1 basis.

        Note that certain other warrants and stock options exercisable for BPOMS securities are being assumed by Healthaxis and after the merger will represent the right to purchase Healthaxis common stock. Assuming a reverse stock split of 1 for 8, such warrants and options will represent the right to purchase 711,767 shares of Healthaxis common stock. Assuming a reverse stock split of 1 for 8 as set forth in the table above, after the merger there would be approximately 1,833,199 shares of Healthaxis common stock and approximately 2,637,994 shares of Series B Preferred Stock outstanding.

Effects on Ownership by Individual Shareholders

        If Healthaxis implements a reverse stock split, the number of shares of common stock held by each Healthaxis shareholder will be reduced to a number calculated by multiplying the number of shares held immediately before the reverse stock split by the ratio, and then rounding up to the nearest whole share. Healthaxis will issue one additional share of common stock to each Healthaxis shareholder in lieu of any fractional interest in a share to which each shareholder will otherwise be entitled as a result of the reverse stock split, as described in further detail below. Because of this rounding of fractional shares, the number of record holders of Healthaxis' common stock will not be changed by the reverse stock split.

        The reverse stock split will affect all of Healthaxis' common shareholders uniformly and will not affect any common shareholder's percentage ownership interest in Healthaxis or proportionate voting power, except to the extent that interests in fractional shares will be rounded up to the next whole share.

Other Effects on Shares of Common Stock

        If Healthaxis implements a reverse stock split, then the rights and preferences of the Healthaxis common stock will remain the same after the reverse stock split. Each share of Healthaxis common stock issued pursuant to the reverse stock split will be fully paid and nonassessable.

        The reverse stock split will result in some shareholders owning "odd-lots" of less than 100 shares of Healthaxis common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares. Notwithstanding the increase in the number of odd-lot holders, Healthaxis believes that it will still have a more than adequate number of round-lot holders after the reverse stock split to comply with The NASDAQ Capital Market requirements in that regard.

        Healthaxis common stock is currently registered under Section 12(g) of the Exchange Act. As a result, Healthaxis is subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect the registration of Healthaxis common stock under the Exchange Act.

Procedure for Effecting the Proposed Reverse Stock Split and Exchange of Stock Certificates

        The reverse stock split will be implemented by filing the Stock Split Amendment with the Pennsylvania Secretary of the Commonwealth, and it is expected that the reverse stock split will become effective shortly after the filing is accepted by the Pennsylvania Secretary of the Commonwealth.

        As of the effective date of the reverse stock split, each certificate representing shares of Healthaxis common stock before the reverse stock split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of Healthaxis common stock resulting from the reverse stock split, except that holders of unexchanged shares will not be entitled to receive any dividends or other distributions payable by Healthaxis after the effective date until they surrender their old stock certificates for exchange. All shares of Healthaxis common stock underlying Healthaxis Series A Convertible Preferred Stock, options and warrants and other securities will also be automatically adjusted on the effective date with appropriate adjustments to the exercise and conversion prices.

        Healthaxis' transfer agent will act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, shareholders and holders of securities convertible into Healthaxis common stock (other than BPOMS securityholders, who will receive a letter of transmittal directly related to the merger) will be notified of the effectiveness of the reverse stock split. Healthaxis shareholders of record will receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or "street name" will not be required to take any further actions to effect the exchange of their certificates. No new certificates will be issued to a Healthaxis shareholder until the shareholder has surrendered the shareholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split will continue to be valid and will represent the adjusted number of shares based on the ratio of the reverse stock split, rounded up to the nearest whole share. Shareholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

No Fractional Shares

        Healthaxis will not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split will be rounded up to the nearest whole share. Healthaxis shareholders who otherwise will be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio will instead receive an additional share of Healthaxis common stock upon surrender to the exchange agent of the certificates and a properly completed and executed letter of transmittal.

No Appraisal Rights

        No appraisal rights are available under the Pennsylvania Business Corporation Law or under the Healthaxis Articles or Bylaws to any shareholder who dissents from this proposal.

Accounting Consequences

        The par value of Healthaxis common stock will remain unchanged at $0.10 per share after the reverse stock split. Also, Healthaxis' capital account will remain unchanged, and Healthaxis does not anticipate that any other accounting consequences will arise as a result of the reverse stock split, other than those consequences related to the consummation of the merger.

Recommendation of the Healthaxis Board of Directors

        The Healthaxis board of directors unanimously recommends that Healthaxis shareholders vote FOR approval of the proposed amendment to grant the Healthaxis board of directors the discretion to effect a reverse stock split at a ratio between 1 for 3 and 1 for 15. Your returned proxy will be so voted unless you specify otherwise.

 HEALTHAXIS PROPOSAL 4:
INCREASE IN NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER
THE HEALTHAXIS INC. 2005 STOCK INCENTIVE PLAN

Overview

        On May 11, 2005, the Healthaxis board of directors adopted the Healthaxis Inc. 2005 Stock Incentive Plan (the "2005 Plan" or "Plan"). The Plan became effective upon shareholder approval at the annual meeting held on June 29, 2005, and was subsequently amended on May 10, 2006. The 2005 Plan reserves for issuance 1,000,000 shares of common stock, in addition to any shares of common stock reserved under the Healthaxis Inc. 2000 Stock Option Plan (the "2000 Plan") that were either unissued or forfeited, terminated, expired or cancelled without delivery. The aggregate number of shares of Healthaxis common stock for which awards were authorized to be granted under the 2000 Plan and the 2005 Plan was 2,000,000. As of October 1, 2008, a total of 386,680 shares remain available for issuance under the Plan.

        Pursuant to the merger agreement, each option, whether vested or unvested, to purchase BPOMS' common stock that is outstanding and unexercised at the time of the merger under BPOMS stock plans will automatically convert into an option to purchase Healthaxis common stock with adjustments to the number of shares and exercise prices based on the exchange ratio. Healthaxis will assume the BPOMS stock plans in the merger and those plans will continue to govern the outstanding BPOMS awards, as adjusted in the merger agreement.

        It is expected that the 2005 Plan will be the active stock plan following the merger pursuant to which future awards will be made. The officers of Healthaxis and BPOMS have estimated the number of shares of Healthaxis common stock that are needed for future grants of equity compensation to compensate Healthaxis employees. In order to ensure that there are sufficient shares of Healthaxis' common stock reserved under the 2005 Plan to cover compensation requirements for the foreseeable future, the Healthaxis board of directors has authorized an increase of 3,000,000 additional shares of common stock (on a pre-reverse split basis) reserved for issuance under the 2005 Plan, with the result that if Healthaxis shareholders approve this proposal 4,000,000 shares would be reserved for issuance under the 2005 Plan, in addition to any shares reserved under the 2000 Plan that were either unissued or forfeited, terminated, expired or cancelled without delivery. Approval of this proposal is a condition to the closing of the merger. Therefore, a vote against this proposal is effectively a vote against the Merger Stock Issuance. In addition, the effectiveness of this proposal is conditioned on the approval of the Merger Stock Issuance and the closing of the merger.

        After the increase to the shares reserved for issuance under the Plan, the total number of shares reserved under the Plan will represent approximately 7% of Healthaxis' total number of shares outstanding on a post-merger, fully-diluted basis.

Key Features of the 2005 Plan

  Term of Plan

        The 2005 Plan became effective upon shareholder approval at the annual meeting held on June 29, 2005, and provides that no further grants under the 2005 Plan may be made after ten years from the date the Plan became effective.

  Types of Awards

        The 2005 Plan authorizes the grant of several types of stock-based awards, including incentive stock options ("ISOs"), nonstatutory stock options ("NSOs"), stock appreciation rights ("SARs"), stock units and performance shares, and restricted stock awards. The various types of awards authorized under the 2005 Plan may be utilized in the future if determined appropriate by the Healthaxis compensation committee, as appointed by the Healthaxis board of directors to administer the 2005 Plan.

  No Discount Stock Options

        The 2005 Plan prohibits the grant of a stock option with an exercise price less than the fair market value of Healthaxis' common stock on the date of grant.

  Plan Administered by Independent Committee

        The Healthaxis compensation committee will manage the 2005 Plan. The Healthaxis compensation committee is comprised solely of independent, non-employee directors.

Other Material Features of the 2005 Plan

        A summary of the additional material features of the 2005 Plan is set forth below. The summary descriptions below, in addition to the 2005 Plan highlights described above, are qualified in their entirety by the full text of the 2005 Plan included in Annex J to this joint proxy statement.

  Shares Subject to the Plan and Share Counting Rules

        The 2005 Plan currently reserves for issuance 1,000,000 shares of common stock, in addition to any shares of common stock reserved under the 2000 Plan that were either unissued or forfeited, terminated, expired or cancelled without delivery. The aggregate number of shares of Healthaxis common stock for which awards were authorized to be granted under the 2000 Plan and the 2005 Plan was 2,000,000. Any shares issued under the 2005 Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares, or shares purchased in the open market or otherwise.

        Any shares subject to an award under the 2005 Plan that are forfeited, terminated, expire, unexercised, or exchanged for other awards under the 2005 Plan, or otherwise are terminated without issuance of such shares, are available for awards under the 2005 Plan.

  Administration

        The Healthaxis compensation committee administers the 2005 Plan with respect to all eligible individuals who are subject to Section 162(m) of the Code. The Healthaxis board of directors may administer the 2005 Plan with respect to all other eligible individuals or may delegate all or part of that duty to the Healthaxis compensation committee. All determinations involving awards that are intended to be exempt from the deduction limitations of Section 162(m) of the Code must be made by a committee of outside directors meeting the requirements for the performance-based compensation exception. Determinations of the Healthaxis compensation committee will be final, conclusive, and binding upon all persons on any interested person. Such determinations include such matters as selecting participants, determining the awards that will be made under the 2005 Plan, interpreting plan provisions, and deciding the terms and conditions of any award. However, any action or determination by the Healthaxis compensation committee specifically affecting or relating to an award to a nonemployee director will be approved and ratified by the Healthaxis board of directors.

  Antidilution

        In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off, or similar transaction or other change in corporate structure affecting the shares, such adjustments and other substitutions will be made to the 2005 Plan and to awards as the Healthaxis compensation committee or the Healthaxis board of directors in its sole discretion deems equitable or appropriate, including without limitation such adjustments in the aggregate number, class and kind of securities which may be delivered under the 2005 Plan, in the aggregate or to any one participant, in the number, class, kind and exercise price of securities or other property subject to outstanding options, SARs or other awards granted under the 2005 Plan, and in the number, class and kind of securities or other property subject to awards granted under the 2005 Plan. In the event of the approval and effectuation of the reverse stock split described in Healthaxis Proposal 3, the number of shares authorized for issuance under the 2005 Plan, and all currently outstanding awards thereunder, will be appropriately adjusted.

  Persons Eligible for Grants

        Any Healthaxis employee, consultant, advisor or non-employee director will be eligible to be selected as a participant under the 2005 Plan by the Healthaxis compensation committee. However, ISOs will be granted only to participants who are employees of Healthaxis or a subsidiary.

  Types of Awards

Options.    ISOs and NSOs are both stock options allowing the recipient to purchase a fixed number of shares of Healthaxis common stock at a fixed price. Under the 2005 Plan, the exercise price of any option must not be less than the fair market value on the grant date. Each award agreement will state the time or periods in which or the conditions upon satisfaction of which, the right to exercise the ISO or NSO or a portion thereof will vest and the number of shares of Healthaxis common stock for which the right to exercise the option will vest at each such time, period, or fulfillment of condition. The 2005 Plan permits the Healthaxis compensation committee to include various terms in the options in order to enhance the linkage between shareholder and management interests. These include permitting participants to deliver cash, shares or other consideration (including, where permitted by law and the Healthaxis compensation committee, awards) in payment of the exercise price and making the exercise or vesting of options contingent upon the satisfaction of performance criteria. The 2005 Plan provides that the term of any option granted may not exceed ten years and that each option may be exercised for such period as may be specified by the Healthaxis compensation committee in the grant of the option. It is not expected that the Healthaxis compensation committee will exercise its discretion to make grants of stock options under the Plan on a regular basis.

         SARs.    SARs constitute the right to receive shares of stock equal in value to the difference between the exercise price of the SAR and the market price of a share of Healthaxis common stock on the exercise date. SARs may be granted alone or in tandem with options. The exercise of all or a portion of a SAR granted with a related option results in the forfeiture of all or a corresponding portion of the related option, and vice versa. The provisions of SARs need not be the same with respect to each recipient. The Healthaxis compensation committee may impose such conditions or restrictions on the exercise of any SAR as it deems appropriate.

         Stock Units and Performance Shares.    A stock unit award is the grant of a right to receive shares of Healthaxis common stock in the future. A performance share award is a grant of shares of Healthaxis common stock or stock units that is contingent on the achievement of performance or other objectives during a specified period. The number of performance shares earned, and the value received for them, will be contingent on the degree to which the performance measures established at the time of the initial award are met. For each recipient of stock units or performance shares, the Healthaxis board of directors will determine the timing of awards; the number of stock units or performance shares awarded; the performance measures used for determining whether the performance shares are earned; the performance period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which performance shares are earned; whether, during or after the performance period, any revision to the performance measures or performance period should be made to reflect significant events or changes that occur during the performance period; the number of earned performance shares that will be paid in cash and/or shares of Healthaxis common stock; and whether dividend equivalents will be paid on stock units or performance shares, either currently or on a deferred basis.

        A participant whose employment or service with Healthaxis terminates because of normal retirement or death either (a) during a performance period, or (b) prior to the delivery date for stock units, will be entitled to the prorated value of earned performance shares or stock units. If the participant's employment or service with Healthaxis terminates for any reason other than normal retirement or death (a) during a performance period, or (b) prior to the delivery date for stock units, the performance shares or stock units will be forfeited on the date employment or service terminates. The Healthaxis board of directors, however, may determine in its sole discretion that the participant will be entitled to receive all or any portion of the performance shares or stock units that he or she would otherwise receive, and may accelerate the determination and payment of the shares or units or make such other adjustments as the Healthaxis board of directors, in its sole discretion, deems desirable.

         Restricted Stock.    The 2005 Plan provides for awards of shares of Healthaxis common stock that are subject to restrictions on transferability and other restrictions that may be determined by the Healthaxis compensation committee in its discretion. Such restrictions will lapse on completion of a required period of employment or service with Healthaxis and such other terms as are established by the Healthaxis compensation committee. Recipients of restricted stock awards generally receive dividends and have all the customary voting and other rights of a shareholder during the restriction period. Dividends may be paid currently, or held subject to the same restrictions as the underlying shares during the restriction period. Restricted stock awards may be issued to participants either alone or in addition to other awards granted under the 2005 Plan. The provisions of restricted stock awards need not be the same with respect to each recipient. The compensation committee may, in its sole discretion, at the time an award is made, provide for the incremental lapse of restricted periods with respect to a portion or portions of a restricted stock award.

  Change in Control Provisions

        The 2005 Plan permits any award agreement to provide that the award will vest, and any restrictions and other conditions applicable to awards will lapse, if a change in control (as defined in the 2005 Plan) occurs. All performance awards will be considered to be prorated, any deferral or other restriction will lapse and performance awards will be immediately settled or distributed in accordance with policies established by the Healthaxis compensation committee. Change in control is defined to include, among other things, the transfer of 50% or more of Healthaxis' voting securities to any person or entity (other than a person or entity that owns 10% or more of Healthaxis' equity securities upon the date of effectiveness of the 2005 Plan).

  Limitations

        No participant may be granted in any twelve month period an aggregate amount of options and/or SARs with respect to more than 500,000 shares of Healthaxis common stock.

  Amendments and Termination

        The Healthaxis board of directors may amend or terminate the 2005 Plan, provided, that no outstanding awards may be adversely affected without the consent of the affected participant. Shareholder approval must be obtained if required by applicable law or the rules of The NASDAQ Stock Market.

  Transferability

        ISOs, performance shares, stock unit awards and, during the period of restriction, shares of restricted stock awarded under the 2005 Plan are not transferable except as designated by the participant by will or by the laws of descent and distribution. ISOs may be exercised during the lifetime of the holder of the option only by the holder or his or her guardian or legal representative. If provided in the award agreement, NSOs and SARs may be transferred by the holder to a "permitted transferee" and may exercised either by the holder, his or her guardian or legal representative and as otherwise permitted under the laws of descent and distribution, or by a "permitted transferee."

        For purposes of the 2005 Plan, a "permitted transferee" means a participant's spouse, children, or grandchildren, a trust established by the participant for the benefit of the participant and/or his or her spouse, children, or grandchildren, a family partnership or limited liability company whose partners or members are the participant, his or her spouse, children, or grandchildren, and/or a trust that would be a permitted transferee, or any other person, the transfer to whom has been approved by the Healthaxis compensation committee in its sole discretion.

  Registration and Compliance with Applicable Law

        If the Healthaxis compensation committee determines under U.S. federal, state or local or foreign law or practice, that government approval or the registration, qualification, or listing of shares of the Healthaxis common stock is necessary or desirable in connection with the granting of awards or their exercise, or the purchase or receipt of shares pursuant to awards, no shares pursuant to an affected award may be purchased or received before the Healthaxis compensation committee is satisfied that the desired actions have been completed. The Healthaxis compensation committee will not be required to issue any shares of Healthaxis common stock pursuant to an award before it has received all required information and determined that such issuance is in compliance with all applicable laws and securities exchange rules.

Federal Income Tax Considerations

        The discussion below summarizes the expected federal income tax treatment of awards under the 2005 Plan and under currently applicable laws and regulations. It is only a summary of the effect of U.S. federal income taxation upon recipients of awards and Healthaxis with respect to the grant and exercise of awards under the 2005 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the participant's death or the income tax laws of any municipality, state or foreign country in which the participant's income or gain may be taxable.

  ISOs

        Recipients of ISOs generally do not recognize taxable income and Healthaxis is not entitled to a deduction on the grant of ISOs. If a recipient exercises an ISO in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option or within one year from the date of exercise, the recipient will not recognize income by reason of the exercise, and Healthaxis will not be entitled to a deduction by reason of the grant or exercise. If a recipient holds the shares acquired for at least one year from the exercise date and does not dispose of the shares for at least two years from the grant date, the recipient's gain or loss upon a subsequent sale will be long-term capital gain or loss equal to the difference between the amount realized on the sale and the recipient's basis in the shares acquired. Healthaxis will not be entitled to a deduction. If a recipient disposes of the shares acquired without satisfying the required minimum holding period, such "disqualifying disposition" will give rise to ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date (or, if less, the amount realized upon disqualifying disposition) over the recipient's basis in the shares acquired. Healthaxis will ordinarily be entitled to a deduction equal to the amount of the ordinary income resulting from a disqualifying disposition, subject to the limitations of Section 162(m) of the Code explained below. A recipient does not recognize income for alternative minimum tax ("AMT") purposes upon exercise of ISOs; that amount is also included in the recipient's AMT basis in the shares acquired. AMT gain or loss is equal to the excess of the amount realized less the recipient's AMT basis. Income from a disqualifying disposition generally is not income for AMT purposes.

  NSOs

        A recipient generally does not recognize taxable income on the grant of NSOs, but does recognize ordinary income on the exercise date. The amount of income in the case of an NSO exercise is the amount by which the fair market value of the shares received on the date of exercise exceeds the option price. Healthaxis will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the recipient from the exercise of NSOs, subject to the limitations of Section 162(m).

  SARs

        A recipient generally does not recognize taxable income on the grant of SARs, but does recognize ordinary income on the exercise date. The amount of income in the case of an SAR exercise is the amount by which the fair market value of the shares received on the date of exercise exceeds the base price of the SAR. Healthaxis will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the recipient from the exercise of SARs, subject to the limitations of Section 162(m).

  Stock Units

        A recipient does not recognize taxable income on the grant of stock unit awards, but does recognize ordinary income when they vest, unless settlement of the units is deferred in accordance with the requirements of federal tax law. If these requirements are met, the recipient will recognize taxable income when the shares of common stock are delivered. The amount of this ordinary income will be the fair market value of the shares on the date of vesting or delivery, as applicable, plus the amount of cash payable or paid, as applicable. Any dividends paid on stock unit awards are also taxable as compensation income upon vesting or payment, as applicable.

        Healthaxis will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of stock unit awards, subject to the limitations of Section 162(m).

  Performance Share Awards

        A recipient does not recognize taxable income on the grant of performance share awards, but does recognize ordinary income, to the extent that the designated performance measures are satisfied, when they vest. Upon vesting, the recipient will recognize taxable income when the cash or shares of common stock are delivered. The amount of this ordinary income will be the fair market value of the shares on the date of vesting or delivery, as applicable, plus the amount of cash payable or paid, as applicable. Any dividends paid on performance share awards are also taxable as compensation income upon vesting or payment, as applicable.

        Healthaxis will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of performance share awards, subject to the limitations of Section 162(m).

  Restricted Stock Awards

        A recipient generally does not recognize taxable income on the grant of shares of restricted stock, but does recognize ordinary income on the vesting date, or the date the recipient's interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. Any dividends paid on the shares of restricted stock before the vesting date are also taxable as compensation income upon receipt.

        However, a recipient may elect to recognize income upon the grant of shares of restricted stock, rather than when the recipient's interest is freely transferable and no longer subject to a substantial risk of forfeiture, equal to the fair market value of the shares on the date of the award. If the recipient makes this election, dividends paid with respect to the shares of restricted shares that are paid currently (rather than held subject to forfeiture) will not be treated as compensation, but rather as dividend income, and the recipient will not recognize additional income when the restrictions applicable to the shares of restricted stock lapse. The recipient will not be entitled to any deduction if, after making this election, he or she forfeits any of the shares of restricted stock. If shares of restricted stock are forfeited after this election is made, the recipient will not be entitled to a refund of the ordinary income tax paid on the shares. The recipient may, however, be entitled to receive a capital loss deduction upon forfeiture.

        Healthaxis will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of shares restricted stock, subject to the limitations of Section 162(m).

        Depending upon the positions taken by the Internal Revenue Service in regulations under the new federal tax legislation referred to above, the tax consequences of restricted stock described above may change.

  Withholding

        Healthaxis will retain the right to deduct or withhold, or require the recipient to remit to Healthaxis, an amount sufficient to satisfy federal, state and local taxes, required by law or regulation to be withheld with respect to any taxable event as a result of the 2005 Plan.

  Change in Control and Excess Parachute Payments

        The accelerated vesting of awards upon a change in control could result in a participant being considered to receive "excess parachute payments" (as defined in Section 280G of the Code), which payments are subject to a 20% excise tax imposed on the participant. If so, and if the participant has a change in control agreement with Healthaxis, the participant would be entitled to be made whole for such excise tax, and Healthaxis would not be able to deduct the excess parachute payments or any such indemnity payments.

  Section 162(m) Limitations

        Section 162(m) of the Code generally places a $1 million annual limit on a company's tax deduction for compensation paid to a "covered employee." A "covered employee" is an employee who is, on the last day of the company's taxable year in which the deduction would otherwise be claimed, the company's chief executive officer or one of the other four highest paid officers named in its proxy statement. This limit does not apply to compensation that satisfies the applicable requirements for performance-based compensation, one of which is that shareholders approve the material terms of the compensation.

        The 2005 Plan incorporates the requirements for the performance-based compensation exception applicable to options and SARs, so that all such awards should qualify for the exception. In addition, the Healthaxis compensation committee may grant other awards designed to qualify for this exception. However, the Healthaxis compensation committee reserves the right to grant awards that do not qualify for this exception, and in some cases, including a change in control, the exception may cease to be available for some or all awards (including options and SARs) that otherwise so qualify. Thus, it is possible that Section 162(m) may disallow compensation deductions that would otherwise be available to Healthaxis.

Recommendation of the Healthaxis Board of Directors

        The Healthaxis board of directors unanimously recommends that Healthaxis shareholders vote FOR approval of an increase in the number of shares reserved for issuance under the Healthaxis Inc. 2005 Stock Incentive Plan by 3,000,000 shares. Your returned proxy will be so voted unless you specify otherwise.

 HEALTHAXIS PROPOSAL 5:
ELECTION OF HEALTHAXIS DIRECTORS

Board of Directors and Committee Matters

        The Healthaxis Articles and Bylaws currently provide that the board of directors shall consist of not less than three nor more than twelve directors, and that within these limits, the number of directors shall be as established by the Healthaxis board of directors. The Healthaxis board of directors has set the number of directors comprising the board of directors at seven directors, to be reduced to five directors simultaneously with the completion of the merger. The Healthaxis Articles do not permit shareholders to cumulate their votes for the election of directors.

        At the annual meeting, shareholders will elect directors to serve for a term of one year until the next annual meeting of shareholders and until each of their respective successors is elected and qualified, or the earlier of their death, resignation or removal from office, assuming that the merger closes within 30 days of the date of the annual meeting. Pursuant to the terms of the merger agreement, the Healthaxis board of directors has nominated the following persons initially designated by BPOMS to serve on the Healthaxis board of directors, assuming that the merger closes within 30 days of the date of the Healthaxis annual meeting: Patrick Dolan, James Cortens, Dale Paisley, Russell Cleveland and Adam Gutstein. Election of these nominees is a condition to the closing of the merger. Therefore, a vote against this proposal is effectively a vote against the Merger Stock Issuance. In addition, the effectiveness of this proposal is conditioned on the approval of the Merger Stock Issuance and the closing of the merger. If the merger does not close within 30 days of the Healthaxis annual meeting, the number of directors comprising the board of directors will remain at seven, and the current Healthaxis directors will continue to serve as such until their respective successors are elected and qualified.

        The biographical information for each director and director nominee of Healthaxis is set forth below. Each director nominee has consented to being named in the proxy statement and to serve if elected. The Healthaxis board of directors knows of no reason why such nominees would be unable to serve. If any of the nominees should for any reason become unable to serve, then valid proxies will be voted for the election of such substitute nominee as the board of directors may designate, the board of directors may reduce the number of directors to eliminate the vacancy, or the position may remain vacant.

  Current Directors

        James J. Byrne, age 72, has served as a director of Healthaxis since 2003. Since January 2007, Mr. Byrne has been the Executive Professor in Residence at the Duquesne University Graduate School of Business. Since 1995, Mr. Byrne has also served as Chairman of Byrne Technology Partners Ltd. The firm provides interim management at the CEO and senior executive level for high technology companies. Services provided include turnaround, valuation improvement and exit strategies. In addition, Mr. Byrne will assist his clients by assuming management control of their investments and in that regard, he became Chairman of the Board and Chief Executive Officer of OpenConnect, a worldwide software company, from May 1999 to May 2001. From April 1990 to April 1995, Mr. Byrne

served as President of Harris Adacom Corporation. Mr. Byrne has also held management positions with United Technologies, General Electric and Honeywell. Mr. Byrne currently serves on the Board of Lennox International Inc., an industry-leading provider of residential and commercial air conditioning and heating systems, a NYSE listed company. Mr. Byrne has also served on boards in Mexico, Hong Kong, Germany, France and the United Kingdom. In addition, he served as a board member of the American Electronics Association (AEA) and was Chairman of AEA's Texas Council.

        John M. Carradine, age 49, was elected to the board of directors and named Chief Executive Officer of Healthaxis effective October 1, 2005. Mr. Carradine has served as President of Healthaxis since February 2004, and also served as Chief Operating Officer of Healthaxis from February 2004 until October 2005. Mr. Carradine served as Treasurer and Chief Financial Officer of Healthaxis from March 2001 to November 2004, and has served as President of Healthaxis Imaging Services, LLC, since April 1, 2002. From 1998 to 2001, Mr. Carradine served as Chief Financial Officer and a director of Micrografx, Inc., a publicly traded software development and services company with operations in the United States, Europe, Japan, and Australia, where he was responsible for worldwide financial and administrative functions including all finance and accounting, technology operations, planning and investor relations. From 1990 to 1998, Mr. Carradine served as Vice President of Finance and Chief Financial Officer of Intellicall, Inc., an American Stock Exchange listed manufacturer and provider of telecommunications products and services both in the United States and overseas. Mr. Carradine began his career with Arthur Young and Company as an Auditor from 1980 to 1983, and subsequently served from 1983 to 1990 as Treasurer for Computer Language Research, Inc., a provider of software and data processing services.

        John W. Coyle, age 55, has served as a director of Healthaxis since 2003. Mr. Coyle was Senior Vice President CIGNA HealthCare and President of Connecticut General Life Insurance Company, a subsidiary of Cigna, a leading health insurance company, from 2003 until 2005. Mr. Coyle was the President and Chief Operating Officer of Trigon Blue Cross Blue Shield, a Richmond Virginia based health insurer from 2001 until its sale in 2003. Mr. Coyle also has served in various executive capacities at Aetna, Inc., from 1990 until 2000 including Senior Vice President, Head of Business Operations, Senior Vice President, Head of International Health Business and Regional Vice President.

        Thomas L. Cunningham, age 64, has served as a director of Healthaxis since 2003. Mr. Cunningham served over 28 years at Ernst & Young LLP (and predecessor "Ernst" firms), withdrawing as an audit partner in September 1991. He worked as an equity research analyst specializing in special situations and health care stocks with William K. Woodruff Incorporated and Rauscher Pierce Refsnes, Inc. from 1993 through 1996. Since January 1997 and for earlier interim periods, he has been self-employed as a Certified Public Accountant and business consultant. As part of his CPA practice, he is currently licensed as a financial advisor under NASD Series 24, 7, 65 and 63 by H. D. Vest Financial Services. From December 1991 through October 2003, he served on the Board of Directors of Bluebonnet Savings Bank FSB. Bluebonnet was voluntarily liquidated as a profitable savings bank in October 2003. Since May 2003, Mr. Cunningham has served as a director and, since January 2004, as an audit committee member and financial expert, of Encore Wire Corporation (Nasdaq: WIRE). He was made a director and Audit Committee Chairman of Equity Bank, SSB, a state-chartered savings bank in Dallas, Texas in March 2008. On July 1, 2008, he was named Chairman of the Board of Equity Bank.

        Adam J. Gutstein, age 45, has served as a director of Healthaxis since 2001. Mr. Gutstein is President, CEO, and a Director of Diamond Management & Technology Consultants, Inc., (Nasdaq: DTPI), a management and advisory firm serving Global 2000 clients. Mr. Gutstein also serves on the Board of Trustees of the Committee for Economic Development, Washington, D.C., on the Board of Directors of the Executives' Club of Chicago, and on the Business Leadership Group of WorkforceChicago2.0.

        James W. McLane, age 69, has served as a director of Healthaxis since 2001, and as Chairman since July 2001. He also served as Chief Executive Officer from February 2001 until October 2005, and as President from February 2001 through February 2004. He currently also serves as a director of PhysioTherapy Associates, Inc, a privately held physical therapy company and Vice Chairman of the Philadelphia Outward Bound Center. He served as a director of Beverly Enterprises, Inc., an elder care services provider from 2000 until 2006 when Healthaxis was sold. Mr. McLane served as President, Chief Operating Officer and Director of NovaCare, Inc., a provider of physical therapy and orthotics and prosthetics devices and services, from 1997 to 2000; Executive Vice President of Aetna Life & Casualty and Chief Executive Officer of Aetna Health Plans from 1991 to 1996. Prior to that time, he served as Senior Vice President and Division Executive of Citibank's Corporate Finance Division; Europe/Middle East & Africa Division of the Capital Markets Group, and Citicorp's Global Insurance Division and Capital Investments Division, and he also served as Chairman of Ambac, Inc. and CapMac, Inc., companies which provided financial guarantees on municipal bonds and asset backed securities.

        Barry L. Reisig, age 63, has served as a director of Healthaxis since 2005. He currently works as a consultant. From 2002 to 2006, he was a Vice President of System Planning Corporation, a government contracting and consulting firm focused on the defense industry. He also served as President and CEO of SPC International, one of its subsidiaries. Mr. Reisig retired from Arthur Andersen in 2002 after more than 30 years of service. There he headed the firm's Human Capital Practice in the Middle Atlantic Region focusing on compensation and benefits matters. He also led the firm's High Technology and Small Business practice which became one of the leading practices in Northern Virginia. He is also a director and member of the audit committee of GTSI Corp., a NASDAQ listed technology and solutions aggregator. He is also a director of Guest Services, Inc., a non-public corporation. Mr. Reisig was appointed to Healthaxis' Board of Directors pursuant to the terms of the Investor Rights Agreement entered into by Healthaxis and Tak Investments, Inc. in connection with its investment in Healthaxis.

  Director Nominees

        Patrick Dolan, age 51, co-founded BPOMS predecessor and served as its Chief Executive Officer and Chairman of the Board from its inception in July 2005 until its merger with netGuru in December 2006, and since the netGuru merger has served as BPOMS Chief Executive Officer and Chairman of the Board. Prior to co-founding BPOMS' predecessor, Mr. Dolan served as President and Chief Operating Officer of Infocrossing Inc., a provider of selective information technology outsourcing solutions, from April 2004 through October 2004. For the two previous years, prior to Infocrossing acquiring ITO Acquisition Corporation, doing business as Systems Management Specialists ("SMS"), a California company, Mr. Dolan served as its Chairman and Chief Executive Officer. In December 2002, Mr. Dolan led a successful management team initiative, in conjunction with Los Angeles-based private equity fund Riordan, Lewis & Haden, to re-purchase SMS from Marconi, plc, which had acquired SMS from its prior owners in June 2000. Prior to that time, Mr. Dolan was President and Chief Operating Officer of SMS from November 1994. Mr. Dolan spent the early years of his career with Affiliated Computer Services and, subsequently, SHL Systemhouse. Mr. Dolan earned a B.S. in economics from New York University.

        James Cortens, age 52, co-founded BPOMS predecessor and served as its Chief Financial Officer, President, and a Director from its inception in July 2005 until its merger with netGuru in December 2006, and since the netGuru merger has served as BPOMS Chief Operating Officer, President, Director and Secretary. Prior to co-founding BPOMS' predecessor, Mr. Cortens served as Executive Vice President of Infocrossing Inc., a provider of selective information technology outsourcing solutions, from April 2004 through October 2004. For the two previous years, prior to Infocrossing acquiring SMS, Mr. Cortens served as its President and a director. In December 2002, Mr. Cortens was part of a successful management team initiative, in conjunction with Los Angeles-based private equity fund Riordan, Lewis & Haden, to re-purchase SMS from Marconi, plc, which had acquired SMS from its prior owners in June 2000. Prior to that time, Mr. Cortens was Executive Vice President of Business Development of SMS from November 1994. Mr. Cortens spent the early years of his career with SHL Systemhouse. Mr. Cortens earned a B.Sc. in computer science from the University of Manitoba.

        Dale Paisley, age 67, has been a financial and accounting consultant to primarily small public companies since 2000. He assists his clients with regulatory reporting with the Securities and Exchange Commission and state regulators and has served as temporary Chief Financial Officer and Chief Executive Officer of several public and private companies. From October 2002 until December 2003, Mr. Paisley served as president of SoCal Waste Group, Inc., from February 2003 until December 2003, he served as Chief Executive Officer and Chief Financial Officer of USA Biomass Corporation, and from October 2006 to the present he has served as Chief Financial Officer of Amish Naturals, Inc. He was appointed as a director of BPOMS in December 2006. Prior to 1995, Mr. Paisley was a partner in the international accounting firm of Coopers & Lybrand (now PriceWaterhouseCoopers). Mr. Paisley earned a B.S. in accounting from San Diego State University.

        Russell Cleveland, age 69, is the founder, President, Chief Executive Officer, sole director, and majority shareholder of RENN Capital Group, Inc. ("RENN"). RENN is the investment adviser to or the manager of all or part of three closed-end mutual funds: (a) Renaissance Capital Growth & Income Fund III, Inc. (AMEX: RCG), (b) Renaissance US Growth Investment Trust PLC (LSE: RUG), and (c) US Special Opportunities Trust PLC (LSE: USPU, USPC, USPI, USPZ), and one open-end mutual fund, Premier RENN US Emerging Growth Limited. He also serves on the boards of directors of Renaissance Capital Growth & Income Fund III, Inc. (since 1994), and Renaissance US Growth Investment Trust PLC (since 1996), as well as Access Plans USA, formerly Precis, Inc. (since 2003), a Texas-based, Nasdaq-listed (AUSA), national developer and distributor of quality affordable consumer driven health care programs for individuals, families, affinity groups and employer groups across the nation; CaminoSoft, Corp. (since 2004), a California-based, OTCBB-quoted (CMSF), developer and manufacturer of software solutions that store, manage, and safeguard large quantities of data created in a business and application settings; Cover-All Technologies, Inc. (since 2001), a New Jersey-based, OTCBB-quoted (COVR), provider of state-of-the-art software products, services and solutions to the property and casualty insurance industry; Integrated Security Systems, Inc. (since 2001), a Texas-based, OTCBB-quoted (IZZI), designer, developer, manufacturer and distributor of service security and traffic control products used in the commercial, industrial and government sectors; and Tutogen Medical, Inc. (since 1997), a Florida-based, American Stock Exchange-listed (TTG), designer, developer, processor, manufacturer, and marketer of sterile biological implant products made from human (allograft) and animal (xenograft) tissue. Mr. Cleveland is a chartered financial analyst (CFA) with more than 35 years experience as a specialist in investments in smaller capitalization companies. A graduate of the Wharton School of Business, he is a past president of the Dallas Association of Investment Analysts and has also authored a number of books, including Finding Midas: Investing in Entrepreneurial CEOs with the Golden Touch, which was released in June 2007.

        Adam Gutstein. See biographical information above under "—Current Directors."

Board and Committee Meetings

        During 2007, the Healthaxis board of directors had a compensation committee, a nominating committee and an audit committee. During 2007, the Healthaxis board of directors held ten meetings. Each director attended at least 75% of the aggregate meetings held by the Healthaxis board of directors and the committees on which he served. In addition, it is the policy of the Healthaxis board of directors to hold an executive session of independent directors without the presence of management at each board of directors meeting. All members of the Healthaxis board of directors are required to attend each annual meeting of shareholders except for absences due to causes beyond the reasonable control of the director. All seven directors were present in person or by phone during the 2007 annual meeting of shareholders.

Healthaxis' Director Nomination Process

        The Healthaxis nominating committee's charter sets forth the policies and process for identifying and recommending candidates for election to the board of directors. The committee will select new director candidates who satisfy the following minimum qualifications: (a) have significant business or public experience that is relevant and beneficial to the board of directors and Healthaxis, (b) are willing and able to make a sufficient time commitment to the affairs of Healthaxis in order to perform effectively the duties of a director, including regular attendance of board of directors meetings and committee meetings, (c) are committed to the long-term growth and profitability of Healthaxis, (d) are individuals of character and integrity, (e) are individuals with inquiring minds who are willing to speak their minds and challenge and stimulate management, and (f) are individuals that will represent the interests of Healthaxis as a whole and not only the interests of a particular shareholder or group.

        There are two primary methods the Healthaxis nominating committee may use to identify candidates for director nominees. First, the nominating committee may solicit names of potential candidates from a variety of sources, including directors, Healthaxis officers, other individuals with whom the nominating committee members are familiar, or through its own research. In addition, the nominating committee may retain a search firm to identify qualified candidates for director nominees.

        Pursuant to the Healthaxis Bylaws, nominations for directors to be elected may be made at a meeting of shareholders only by (a) the board of directors (or any committee thereof), or (b) a shareholder of Healthaxis entitled to vote for the election of directors at the meeting who complies with the procedure set forth in Section 202(b) of the Healthaxis Bylaws (as described below). At any time prior to the election of directors at a meeting of shareholders, the board of directors may designate a substitute nominee to replace any bona fide nominee who was nominated as set forth above and who, for any reason, becomes unavailable for election as a director.

        The Healthaxis nominating committee will consider new director candidates recommended by Healthaxis' shareholders to the extent such recommendations are made in compliance with applicable laws, rules and regulations, the Healthaxis Bylaws and procedures established by the nominating committee. Pursuant to the Healthaxis Bylaws, nominations by shareholders for directors to be elected, or proposals by shareholders to be considered, at a meeting of shareholders and which have not been previously approved by the board of directors must be submitted to the Secretary of Healthaxis in writing, either by personal delivery, nationally-recognized express mail or United States mail, postage prepaid, not later than the date set forth under the heading "Advance Notice Bylaw Provision" below. Each such nomination or proposal shall set forth: (a) the name and address of the shareholder making the nomination or proposal and the person or persons nominated, or the subject matter of the proposal submitted; (b) a representation that the shareholder is a holder of record of capital stock of Healthaxis entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated, or the proposal submitted; (c) a description of all arrangements and understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made, or the proposal was submitted, by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board of directors; and (e) the consent of each nominee to serve as a director of Healthaxis if so elected. All late nominations will be rejected. Director candidates recommended by shareholders shall be evaluated by the nominating committee based on the same criteria outlined above to be applied to director candidates identified by the nominating committee.

        The nominees set forth in this proposal were initially designated by BPOMS pursuant to the terms of the merger agreement. To date, the nominating committee has not received any other candidate recommendation from any shareholder (or group of shareholders) that beneficially owns more than five percent of Healthaxis' common stock.

Affirmative Determinations of Director Independence

        The Healthaxis board of directors has adopted the requirements in NASDAQ Marketplace Rule 4200(a)(15) as its standard for determining the independence of members of its board of directors. The board of directors has determined that each of the following directors or director nominees is an "independent director" under these standards:

    James J. Byrne
    John W. Coyle
    Thomas L. Cunningham
    Adam Gutstein
    Barry L. Reisig
    Dale Paisley
    Russell Cleveland

        The independent directors meet separately at each regular meeting of the board of directors. During 2007, the independent directors selected Mr. Gutstein to serve as lead director of the executive sessions of the independent directors.

        Mr. McLane is not independent because he was an employee of Healthaxis during the past three years. Mr. Carradine is not independent because he is currently employed by Healthaxis. Messrs. Dolan and Cortens would not be independent because they would become employees of Healthaxis upon completion of the merger.

Corporate Governance

        The Healthaxis board of directors has adopted a Code of Conduct. The Code of Conduct applies to all directors and employees, including Healthaxis' principal executive, financial and accounting officers. The Code of Conduct is available on Healthaxis' website, www.healthaxis.com. Healthaxis intends to post amendments to or waivers from the Code as required by applicable rules on its website.

        Current copies of the following materials related to Healthaxis' corporate governance policies and practices are available publicly on Healthaxis' website at www.healthaxis.com:

  •
  Amended and Restated Audit Committee Charter

  •
  Nominating Committee Charter

  •
  Amended and Restated Compensation Committee Charter

  •
  Code of Conduct

  •
  Audit Committee Policy for Pre-approval of Audit and Non-Audit Services

  •
  Procedures for Contacting the Board of Directors

        The Procedures for Contacting the Board of Directors describes the manner in which interested persons may contact the Healthaxis board of directors or a particular director. Under the procedures, complaints relating to Healthaxis' accounting, internal accounting controls of auditing matters and concerns regarding questionable accounting or auditing matters will be referred to the chairman of the audit committee. Other communications to the Healthaxis board of directors will be referred to the chairman of Healthaxis' board of directors, or other director specified, provided that advertisements, solicitations for periodical or other subscriptions, and similar communications generally are not forwarded to board members.

Committee Composition

        Assuming this proposal is approved, after the merger, the following committees of the Healthaxis board of directors will be in place:

    Audit Committee: Dale Paisley, Russell Cleveland and Adam Gutstein.

    Compensation Committee: Dale Paisley, Russell Cleveland and Adam Gutstein.

    Nominating Committee: Dale Paisley, Russell Cleveland and Adam Gutstein.

        The Healthaxis board of directors has determined that Mr. Paisley is qualified as an audit committee financial expert within the meaning of the regulations of the SEC.

        It is expected that after completion of the merger, Healthaxis will be in compliance with the governance provisions of The NASDAQ Marketplace Rules.

Compensation Committee

        The Healthaxis compensation committee is responsible for reviewing and approving the compensation for the Chief Executive Officer and evaluating the Chief Executive Officer's performance, establishing policies regarding compensation for other officers of Healthaxis, administering Healthaxis' incentive bonus and stock option plans, and other compensation matters. The compensation committee does not delegate its authority to any other persons, although the Healthaxis Chief Executive Officer evaluates other Healthaxis executive officers, and makes recommendations to the compensation committee regarding all listed elements of compensation. The Healthaxis Chief Executive Officer, as well as other executive officers, also regularly attend compensation committee meetings, and upon the compensation committee's request, provide historical compensation and related factual information to the compensation committee for review in making its determinations. The compensation committee may also solicit the views of other named executive officers regarding the Chief Executive Officer's performance in considering compensation decisions regarding the Healthaxis Chief Executive Officer. The compensation committee makes all final decisions regarding executive compensation in executive session outside the presence of the impacted executives. The compensation committee has the sole authority to retain or terminate any compensation consultant engaged to assist in the evaluation of director or senior executive compensation. Historically, the Healthaxis compensation committee has not engaged a consultant.

Recommendation of the Healthaxis Board of Directors

        The Healthaxis board of directors unanimously recommends that Healthaxis shareholders vote FOR each of the nominees for director. Your returned proxy will be so voted unless you specify otherwise.

 INFORMATION REGARDING HEALTHAXIS' INDEPENDENT
PUBLIC ACCOUNTANTS

        The Healthaxis audit committee has not selected an independent public accounting firm to serve on behalf of Healthaxis following the closing of the merger. As a result, no recommendation with respect to the ratification of the selection of an independent public accounting firm is contained in this joint proxy statement, and no such ratification is being sought from Healthaxis shareholders at this time.

        Representatives from McGladrey & Pullen, LLP, Healthaxis' independent public accountants for the fiscal years ended December 31, 2007 and 2006, are expected to be present at the Healthaxis annual meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Billed by Independent Public Accountants

        Fees billed or to be billed in connection with services rendered by McGladrey & Pullen, LLP for the years ended December 31, 2007 and 2006 are as follows:

	2007	2006
Audit Fees	$232,000	$225,000
Audit-Related Fees	34,000	31,000
Tax Fees	0	0
All Other Fees	0	0

Total	$266,000	$256,000

         Audit Fees.    In 2007, audit fees include fees for professional services rendered for the audit and quarterly reviews of Healthaxis' financial statements for the applicable fiscal year. In 2006, audit fees include fees for professional services rendered for the audit, filing of a Registration Statement on Form S-8, a Registration Statement on Form S-3, and quarterly reviews of Healthaxis' financial statements for the applicable fiscal year.

         Audit-Related Fees.    Audit related fees consisted of completion of a Service Auditors Report performed in accordance Statement of Auditing Standard No. 70.

Audit Committee Pre-Approval Policy

        The audit committee has a policy regarding pre-approval of all audit and non-audit services provided by Healthaxis' independent auditors. Each year the audit committee considers for general pre-approval the independent auditor's engagement to render audit services, and well as the provision of audit-related services, tax services and all other services. The audit committee generally pre-approves certain services in these categories up to a specified budgeted amount. The term of any general pre-approval is 12 months from the date of pre-approval, unless otherwise stated. The audit committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the audit committee. The audit committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations. Any proposed service that has not received general pre-approval, or for which budgeted amounts exceed the pre-approved cost levels, will require specific pre-approval by the audit committee.

 HEALTHAXIS EXECUTIVE COMPENSATION

        The following table provides information concerning the compensation for the years ended December 31, 2006, and December 31, 2007, for Healthaxis principal executive officer and the two other most highly compensated executive officers during 2007 (collectively, the "named executive officers").

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
John M. Carradine,	2006	250,000	—	—	—		7,500	(3)	257,500
Chief Executive Officer	2007	250,000	—	26,950	—		9,946	(4)	286,896
Lawrence F. Thompson,	2006	200,000	16,000	—	33,985	(2)	77,626	(5)	327,611
Former Executive Vice President	2007	200,000	—	19,250	50,000	(2)	102,921	(5)	372,171
J. Brent Webb,	2006	180,000	—	—	—		5,400	(3)	185,400
Senior Vice President,	2007	180,000	—	19,250	—		7,391	(6)	206,641
Secretary and General Counsel

(1)
Reflects amounts recognized in connection with restricted stock awards for financial statement reporting purposes for the fiscal year ended December 31, 2006, and December 31, 2007, respectively in accordance with FAS 123(R). The vesting conditions for the restricted stock granted to the CEO, SVP/General Counsel and EVP in 2006 were as follows: (a) 25% upon Healthaxis achieving a quarterly operating profit of $100,000 or more; (b) 25% upon Healthaxis achieving four consecutive quarters of operating profit; (c) 25% upon Healthaxis achieving eight consecutive quarters of operating profit; and (d) 25% upon Healthaxis achieving quarterly revenue of $5.0 million or more. None of these shares vested during 2007. For the restricted stock granted to the CEO, SVP/General Counsel and EVP in 2007, 25% of the shares vested immediately, and an additional 25% will vest on the next three anniversaries of the grant date. All amounts shown were recognized in 2007 for these awards based on the time vesting criteria. Mr. Thompson's 2006 and 2007 awards all became fully vested on March 15, 2008 in accordance with the Employment Separation Agreement described below. All restricted stock awards in 2006 and 2007 were granted under the terms of the 2005 Plan, and any unvested shares will become automatically vested upon a "change in control" as defined in the 2005 Plan.

(2)
Represents commissions earned in 2006 under the sales compensation plan. The amount earned in 2007 represents the guaranteed minimum commission amount under Mr. Thompson's employment agreement.

(3)
Represents employer contributions to the Healthaxis 401(k) Plan.

(4)
Represents $6,562 in employer contributions to the Healthaxis 401(k) Plan and $3,384 in perquisites.

(5)
Represents the following, including the aggregate incremental cost to Healthaxis of all perquisites or personal benefits for Mr. Thompson:

(a)
$7,023 and $5,000 in Healthaxis contributions to the Healthaxis 401(k) Plan in 2006 and 2007, respectively;

(b)
$18,000 and $19,500 in housing allowance for apartment in Irving, Texas in 2006 and 2007, respectively;

(c)
$5,667 and $5,781 in automobile allowance in 2006 and 2007, respectively;

(d)
$17,744 and $29,615 in travel allowance for commuting between Mr. Thompson's home in California and Irving, Texas in 2006 and 2007, respectively;

(e)
$2,469 in other miscellaneous perquisites for 2007; and

(f)
$29,192 and $40,556 in tax gross up payments to cover Mr. Thompson's tax liability for federal, state, medicare and social security taxes for the housing, auto and travel taxable fringe benefits in 2006 and 2007, respectively.

(6)
Represents $5,400 in employer contributions to the Healthaxis 401(k) Plan and $1,991 in perquisites.

        A non-equity incentive plan program is currently in place for the Chief Executive Officer, Senior Vice President/General Counsel and other senior executives of Healthaxis. The program is designed to reward revenue growth, meaningful profitability levels after taking into account any bonuses paid under the program, and other non-financial objectives. A bonus pool for these executive officers under the program will not be established until Healthaxis achieves at least $100,000 in net income. If net income exceeds $100,000, the bonus pool will be funded with 25% of net income above that amount up to $500,000 ($2.1 million of total net income before taking the plan into account), after which the pool would be funded at 15% of net income. Because of Healthaxis' history of losses, the Healthaxis compensation committee has not established a specific level of profitability tied to target or maximum bonus amounts for 2008. The Healthaxis compensation committee can exercise its discretion and approve cash bonuses for executives even if these established performance goals are not met. Performance bonuses may also be tied to the achievement of plans designed to lead to growth and profitability. There were no bonuses paid to the named executives under this plan in 2006 or 2007.

        Effective as of March 15, 2008, Mr. Thompson is no longer an employee of Healthaxis. The terms of his separation are discussed below under the caption "Severance and Post-Termination Payment Arrangements." As the Executive Vice President of Sales and Marketing, he was eligible to earn commissions under Healthaxis sales compensation program. Upfront and ongoing commissions on new sales are paid under the program only on sales that meet certain estimated margin requirements. During 2006, the Executive Vice President of Sales and Marketing earned $33,985 in commissions that included $29,167 in guaranteed minimum commissions payable under his employment agreement for the second half of the year starting June 1, 2006 as described under the caption "- Employment Agreements" below. $21,485 of this amount was paid in 2006 and the remaining $12,500 was paid in early 2007. During 2007, the guaranteed minimum commission of $50,000 was earned. $37,500 of this amount was paid in 2007, and the remaining $12,500 was paid in early 2008. Because the terms for the sales compensation programs are established and communicated to participants in advance, amounts earned under this program are disclosed as non-equity incentive plan compensation. The cash bonus of $16,000 paid in 2006 was part of a signing bonus paid in connection with Mr. Thompson's initial employment.

        In addition, Healthaxis paid some compensation in the form of travel and commuting expenses for Mr. Thompson, who lives in California and commuted to Healthaxis' Irving, Texas office on a regular basis. The amounts paid in 2006 and 2007 are shown in the Summary Compensation table above. These amounts were contractually agreed upon at the time of initial hire, and included a tax gross up component designed to eliminate the tax impact on the executive of these compensation components which were primarily for Healthaxis' benefit.

        The following table summarizes all outstanding equity awards held by the named executive officers of Healthaxis as of December 31, 2007:

Outstanding Equity Awards at December 31, 2007

						Stock Awards
	Option Awards
								Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)
John M. Carradine,	10,000	—	8.20	02/08/2011		20,000	(2)	27,600
Chief Executive Officer	10,000	—	10.00	05/18/2011		26,250	(3)	36,225
	5,000	—	6.80	01/23/2012
	6,075	—	3.30	01/14/2013
	40,000	—	2.32	06/30/2014
	60,000	—	1.80	05/13/2015
	50,000	—	2.25	11/9/2015
Lawrence F. Thompson,	50,000	—	1.80	05/13/2015	(4)	16,000	(2)(4)	22,080
Former Executive Vice President						18,750	(3)(4)	25,875
J. Brent Webb,	401	—	24.90	01/07/2010		16,000	(2)	22,080
Senior Vice President,	667	—	24.90	05/24/2010		18,750	(3)	25,875
Secretary and General Counsel	5,000	—	10.00	05/18/2011
	2,000	—	6.80	01/23/2012
	2,719	—	3.30	01/14/2013
	6,714	—	3.70	07/23/2013
	40,000	—	2.32	06/30/2014
	50,000	—	1.80	05/13/2015

(1)
"Market Value" has been determined based on the last sale price of Healthaxis' common stock ($1.38) as reported by NASDAQ on December 31, 2007, the last business day of the year, multiplied by the number of shares that have not vested.

(2)
The vesting conditions for the restricted stock granted to the CEO, SVP/General Counsel and EVP in 2006 were as follows: (a) 25% upon Healthaxis achieving a quarterly operating profit of $100,000 or more; (b) 25% upon Healthaxis achieving four consecutive quarters of operating profit; (c) 25% upon Healthaxis achieving eight consecutive quarters of operating profit; and (d) 25% upon Healthaxis achieving quarterly revenue of $5.0 million or more. All restricted stock awards shown were granted under the terms of the 2005 Plan, and will become automatically vested upon a "change in control" as defined in the 2005 Plan.

(3)
The vesting conditions for the restricted stock granted to the CEO, SVP/General Counsel and EVP on April 20, 2007, were as follows: (a) 25% vested immediately and therefore are not shown in the table, and (b) 25% on the next three anniversaries of the grant date. All restricted stock awards shown were granted under the terms of the 2005 Plan, and will become automatically vested upon a "change in control" as defined in the 2005 Plan.

(4)
As of March 15, 2008, all of Mr. Thompson's restricted stock became fully vested and the post-termination expiration date for all of his options became March 15, 2011, under the terms of his employment separation agreement and the original awards.

        On March 19, 2008, at a regular meeting of the Healthaxis board of directors, the Healthaxis compensation committee recommended and the Healthaxis board of directors approved an aggregate grant of 185,000 shares of restricted stock to officers and key employees. 60,000 of these shares were awarded to the named executive officers of Healthaxis (35,000 to the CEO and 25,000 to the SVP/General Counsel), and the remaining 125,000 shares were awarded to other executives, senior managers and key employees of Healthaxis. All of these shares of restricted stock will vest 33.3% on the next three anniversaries of the grant date. In addition, all restricted stock awards granted under the terms of the 2005 Plan, including those awarded to the named executive officers will become automatically vested upon a change in control (such as the merger).

Employment Agreements

        Messrs. Carradine and Webb and the other two Healthaxis senior management employees have entered into new employment agreements with BPOMS that will become effective upon the consummation of the merger, as described above under the caption "Healthaxis Proposal 1 and BPOMS Proposal 1: The Merger and the Merger Stock Issuance—Interests of the Directors and Executive Officers of Healthaxis in the Merger." Upon the effectiveness of such new employment agreements, the current Healthaxis employment agreements of Messrs. Carradine and Webb, which are described below, will be superseded and replaced by such new employment agreements.

        Messrs. Carradine and Webb have Change in Control Employment Agreements with Healthaxis and its wholly owned operating subsidiary, Healthaxis, Ltd. These agreements were originally entered into effective January 1, 2002, and set forth, among other things, the terms and conditions pursuant to which Healthaxis or its successor would continue to employ the executives or the amount of certain payments that would be made to each executive upon certain events following a change in control of Healthaxis. On May 13, 2005, Healthaxis and each of Messrs. Carradine and Webb executed an amendment to each of their respective Change in Control Employment Agreements (the "Employment Agreement Amendments") under which they agreed that the closing of the investment transaction between Healthaxis and Tak Investments, Inc. on that date resulted in a "change in control" of Healthaxis and the triggering of the commencement of the three-year employment period between Healthaxis and each of such executives as provided for in the original agreements. On April 20, 2007, the Healthaxis compensation committee recommended and the Healthaxis board of directors approved extensions to each of these agreements. Mr. Carradine's employment term will continually extend for a period of two years (extending each day on a daily basis), and Mr. Webb's employment term continually extends for 18 months (extending each day on a daily basis). Under the terms of the Employment Agreement Amendment with Messrs. Carradine and Webb, Healthaxis is required to compensate the executives at the highest level of annual base salary and bonus in effect during the employment term. Under the terms of the 2005 Employment Agreement Amendments, Mr. Carradine and Mr. Webb each waived their entitlement to terminate employment with Healthaxis for any reason during the 30-day period immediately following the first anniversary of the "change in control" resulting from the closing of Healthaxis' investment transaction with Tak Investments, Inc. As a result, no payment obligations are triggered under these agreements solely as a result of the previous change in control or any subsequent change in control.

        On May 13, 2005, Healthaxis, Ltd. entered into an employment agreement with Lawrence F. Thompson pursuant to which Mr. Thompson was appointed to the position of Executive Vice President of Healthaxis. The term of Mr. Thompson's employment agreement began on June 1, 2005 and was scheduled to end on June 1, 2008. On April 20, 2007, the Healthaxis compensation committee recommended and the Healthaxis board of directors approved an extension and effective June 1, 2007, Mr. Thompson's employment term was modified to continually extend for a period of one year (extending each day on a daily basis). Under the terms of the original employment agreement, Mr. Thompson received a $32,000 signing bonus, $16,000 of which was paid during 2006. Mr. Thompson participated in the Healthaxis Sales Compensation Plan, with a guaranteed minimum aggregate commission of $50,000 per twelve-month period spanning from June 1 to May 31 beginning with the twelve-month period that commenced June 1, 2006. Simultaneously with the execution of the original employment agreement, Mr. Thompson received 50,000 stock options issued pursuant to the 2000 Plan, with an exercise price of $1.80 per share. As further described below, Mr. Thompson's employment agreement was terminated as of March 10, 2008, pursuant to the terms of an Employment Separation Agreement entered into as of that date.

Severance and Post-Termination Payment Arrangements

        Each of the employment agreements referenced above provide that if the executive's employment is terminated by reason of the executive's death or disability during the employment period, the agreement will terminate without further obligations to the executive's legal representatives other than for payment of accrued obligations and the timely payment or provision of other benefits. For purposes of the agreements, "disability" has the meaning set forth in the long-term disability plan providing benefits to Healthaxis' disabled executives at the disability effective date or, if more favorable to the executive, as in effect during the 120-day period immediately preceding the effective date. If there is no long term disability plan in effect for executives at the effective date, "disability" will mean the absence of the executive from the executive's duties with us on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by us or Healthaxis' insurers and acceptable to the executive or the executive's legal representative.

        Under each of the employment agreements referenced above, Healthaxis will provide the covered executives with termination benefits if their employment is terminated by Healthaxis without "cause" or by the individual for "good reason," within the applicable employment term.

        The agreements define "cause" as (a) the willful and continued failure of the executive to perform substantially the executive's duties with us or to the extent, degree and level of performance as provided in the agreement, or (b) the willful engaging by the executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to us.

        The agreements define "good reason" as (a) the assignment of the executive to a position in which the executive's authority, duties or responsibilities are materially diminished, (b) any failure by Healthaxis to comply with the compensation and benefit commitments contained in the agreement, (c) Healthaxis requiring the executive to be based at any office or location 35 miles or more from its current location, (d) any purported termination by Healthaxis of the executive's employment otherwise than as expressly permitted by the agreement, or (e) any failure by Healthaxis to comply with and satisfy its obligation in the agreement to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of Healthaxis' business and/or assets to assume expressly and agree to perform under the employment agreement in the same manner and to the same extent that Healthaxis would be required to perform it if no such succession had taken place.

        If, during the employment period, Healthaxis terminates the executive's employment other than for cause, death or disability, or the executive terminates employment for good reason, the termination benefits under these agreements are as follows:

  •
  a lump sum payment equal to the executive's salary through the termination date not yet paid and a pro-rated bonus based on the number of days of the current fiscal year as of the termination date;

  •
  a lump sum payment equal to (a) twenty-four months' salary and the average bonus for the preceding three years in the case of Mr. Carradine; (b) a lump sum payment equal to eighteen months' salary and the average bonus for the preceding three years in the case of Mr. Webb; and (c) a lump sum payment equal to one year's salary and all commissions under the Sales Compensation Plan that would have otherwise been paid following a termination under the plan in the case of Mr. Thompson.

  •
  immediate vesting of all restricted stock held by the executive and acceleration of any vesting periods for any options to purchase Healthaxis' common stock and an extension of the period during which such options may be exercised from three months following termination of employment to thirty-six months following termination of employment; and

  •
  continuation of health and insurance benefits for 12 months following termination of employment; and Outplacement services for 12 months following termination of employment.

        Under each of the Employment Agreement Amendments, the covered executive may not become an employee of, independent contractor of, consultant to, or perform any services for competitors of Healthaxis for a specified period following the termination of his employment by Healthaxis. The specified period is 18 months in the case of Mr. Carradine, and one year in the case of the other named executives. The agreements also contain confidentiality obligations that survive indefinitely, and non-solicitation obligations that continue for two years following termination of employment.

        The Employee Agreement Amendments contain a tax gross-up provision relating to any excise tax that the covered individual incurs by reason of the receipt of any payment that constitutes an excess parachute payment as defined in Section 280G of the Code.

        On March 10, 2008, Healthaxis, Ltd. and Mr. Thompson entered into an Employment Separation Agreement (the "Separation Agreement") that supersedes and replaces his employment agreement. Under the terms of the Separation Agreement, Healthaxis, Ltd. and Mr. Thompson agreed that his employment agreement would terminate immediately and that his employment with Healthaxis would terminate effective as of March 15, 2008 (the "Termination Date"). In addition to payment of his normal base salary through the Termination Date, under the terms of the Separation Agreement, Healthaxis is required to pay Mr. Thompson (a) a final commission of $9,375, (b) severance pay of $100,000, payable in twelve equal semi-monthly installments, (c) to the extent permitted under Healthaxis' plans, continued coverage of Mr. Thompson under Healthaxis' health, dental, life insurance and accidental death and dismemberment plans until the earlier to occur of six months following the Termination Date or the date that Mr. Thompson becomes eligible for similar benefits through a subsequent employer, and (d) the reimbursement of business expenses incurred by Mr. Thompson in the normal course. Consistent with the terms of Mr. Thompson's prior agreements with Healthaxis, 50,000 stock options having an exercise price of $1.80 per share shall be exercisable for a period of 36 months after the Termination Date and 41,000 shares of restricted stock granted to Mr. Thompson shall be deemed fully vested as of the Termination Date. Mr. Thompson agreed with Healthaxis that he will cooperate with Healthaxis with regard to outstanding business opportunities or issues to the extent reasonably requested by Healthaxis, and also agreed that he will not compete with Healthaxis for a one-year period following the termination of his employment.

Director Compensation

        For 2007 each Healthaxis non-employee director received 10,000 shares of restricted stock, with the chairman of each committee of the Healthaxis board of directors and the lead director receiving an additional 2,500 shares of restricted stock and the chairman of the Healthaxis board receiving an additional 15,000 shares of restricted stock. These grants of restricted stock vested at the rate of 25% for each of the four regular quarterly meetings of the Healthaxis board of directors and its committees that were held during 2007 and were valued at the grant date closing stock price of $1.38 per share and expensed according to the time-vesting criteria.

        With respect to cash compensation during 2007, Healthaxis' non-employee directors other than the chairman of the board received $1,875 for each meeting attended in person, $500 for each committee meeting attended in person when not held on the same date and at the same location as a meeting of the Healthaxis board of directors, and $250 per hour for attendance at telephonic meetings (with a maximum of $500 per telephonic meeting). The Healthaxis chairman of the board received $5,675 for each meeting of the Healthaxis board of directors attended in person, and $350 per hour for attendance at telephonic meetings (with a maximum of $750 per telephonic meeting). Healthaxis committee chairs and the lead director received an additional $2,000 per committee meeting attended in person and $350 per hour for attendance at telephonic meetings (with a maximum of $750 per telephonic meeting).

        On March 19, 2008, the Healthaxis board of directors reviewed and approved the 2008 compensation program for the Healthaxis board of directors. For 2008 there is no change in the cash compensation component of the program. In 2008 each Healthaxis non-employee director will receive 10,000 shares of restricted stock, with the chairman of each committee of the Healthaxis board of directors and the lead director receiving an additional 2,500 shares of restricted stock and the Healthaxis chairman of the board receiving an additional 5,000 shares of restricted stock. These grants of restricted stock will vest at the rate of 25% for each of the four regular quarterly meetings of the Healthaxis board of directors and its committees to be held during 2008 and will be valued at the grant date closing stock price of $0.90 per share and expensed according to the time-vesting criteria.

        James W. McLane has served as chairman of the Healthaxis board of directors since July 2001. He also served as Chief Executive Officer of Healthaxis from February 2001 until October 2005, and as president of Healthaxis from February 2001 through February 2004. During the period from January 1, 2002 through October 1, 2005, Mr. McLane, Healthaxis, Ltd. and Healthaxis were parties to a Change in Control Employment Agreement on terms similar to those described above for Messrs. Carradine and Webb. On November 19, 2005, the Healthaxis compensation committee, on behalf of Healthaxis, and Mr. McLane reached an oral agreement to modify Mr. McLane's Change in Control Employment Agreement, as previously amended. Under the terms of that oral agreement, effective as of January 1, 2006, Mr. McLane ceased to be an employee and began providing consulting services to Healthaxis. Pursuant to this agreement, Healthaxis paid Mr. McLane a consulting fee of $10,000 per month from January 1, 2006 through June 30, 2006, and effective July 1, 2006 Mr. McLane received the cash fees described above in his capacity as chairman for each meeting of the Healthaxis board of directors attended thereafter. As a result of Healthaxis' and Mr. McLane's oral agreement, Mr. McLane's "Employment Period" under his Change in Control Employment Agreement, as amended, ceased as of December 31, 2005 and, Mr. McLane waived entitlement to any severance payments arising as a result of his termination of employment under the Change in Control Employment Agreement. In addition, it was agreed that all of Mr. McLane's outstanding stock options issued prior to November 19, 2005 will remain exercisable for a period of 3 years from the date he ceased to serve as chairman of Healthaxis, irrespective of the termination of his employment as of the earlier date.

        The following table shows the 2007 compensation earned by each non-employee member of the Healthaxis' board of directors. Mr. Carradine is also a member of the Healthaxis board of directors but did not receive any additional compensation for serving on the board.

2007 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Total ($)
James J. Byrne	8,791	13,800	(2)	22,591
John W. Coyle	11,028	17,250	(3)	28,278
Thomas L. Cunningham	19,150	17,250	(4)	36,400
Adam J. Gutstein	9,208	17,250	(5)	26,458
Kevin F. Hickey	6,125	13,800	(6)	19,925
James W. McLane	17,375	34,500	(7)	51,875
Barry L. Reisig	8,166	13,800	(8)	21,966

(1)
As of December 31, 2007, all shares were fully vested. The amount shown represents the aggregate amount recognized as compensation expense by Healthaxis during the year ended December 31,

  2007, computed in accordance with FAS 123(R) based on the grant date fair value of $1.38 per share.

(2)
The total number of restricted stock awards owned at fiscal year end was 18,000. The total number of stock options outstanding at fiscal year end was 17,500.

(3)
The total number of restricted stock awards owned at fiscal year end was 20,500. The total number of stock options outstanding at fiscal year end was 17,500.

(4)
The total number of restricted stock awards owned at fiscal year end was 22,500. The total number of stock options outstanding at fiscal year end was 21,688.

(5)
The total number of restricted stock awards owned at fiscal year end was 22,500. The total number of stock options outstanding at fiscal year end was 24,500.

(6)
The total number of restricted stock awards owned at fiscal year end was 20,000. The total number of stock options outstanding at fiscal year end was 25,260.

(7)
The total number of restricted stock awards owned at fiscal year end was 37,000. The total number of stock options outstanding at fiscal year end was 264,016.

(8)
The total number of restricted stock awards owned at fiscal year end was 18,000. The total number of stock options outstanding at fiscal year end was 4,000.

 HEALTHAXIS EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information regarding all compensation plans under which Healthaxis equity securities are authorized for issuance as of December 31, 2007:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in left column)
Equity compensation plans approved by security holders(1)	859,099	$3.00	540,901
Equity compensation plans not approved by security holders(2)(3)	142,020	$11.21	0
Total	1,001,119	$4.17	540,901

(1)
This category consists of the 2005 Plan, which amended and restated the 2000 Plan, both of which were approved by the shareholders. The amounts shown for "number of securities to be issued upon exercise of outstanding options, warrants and rights" and "weighted-average exercise price of outstanding options, warrants and rights" exclude 287,000 shares of unvested restricted stock granted to employees because restricted stock has no exercise price and was reflected in current common outstanding at year end. All outstanding vested and unvested restricted shares have been deducted from the amounts shown as "number of securities remaining available for future issuance under equity compensation plans."

(2)
This table does not include 184,963 shares of common stock that may be issued upon exercise of options outstanding under the Healthaxis.com, Inc. Amended and Restated 1998 Stock Option Plan which was assumed in the Healthaxis.com merger with Healthaxis as approved by the shareholders. The weighted average exercise price of these outstanding options is $18.52.

(3)
This category includes an aggregate of 102,000 shares subject to options outstanding under the Provident American Corporation Stock Option Plan For Directors and the Provident American Corporation Amended And Restated Stock Option Plan For Directors and other historical plans related to the issuance of options to former officers, directors and related to Healthaxis' discontinued insurance operations. Healthaxis no longer makes any option grants under any of these plans. This category also includes a total of 40,020 shares subject to outstanding warrants that were issued by Healthaxis in connection with historical consulting and services arrangements. The Healthaxis.com warrants were originally issued in connection with various marketing and carrier partner agreements related to the discontinued retail website operations.

 REPORT OF HEALTHAXIS AUDIT COMMITTEE

        The Healthaxis audit committee met eight times in 2007. As required by its charter, which has been adopted by the Healthaxis board of directors, the Healthaxis audit committee has met with management to review and discuss the audited financial statements. The Healthaxis audit committee also conducted discussions with Healthaxis' independent auditors, McGladrey & Pullen, LLP, regarding the matters required by the Statement on Auditing Standards No. 61, as amended. The Healthaxis audit committee has received the written disclosures and the letter from the independent accountants as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and the audit committee has discussed with McGladrey & Pullen, LLP its independence. Based upon the review and discussions, the audit committee recommended to the Healthaxis board of directors that the audited financial statements be included in Healthaxis' Annual Report on Form 10-K for the year ended December 31, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        As a part of the investment in Healthaxis made by Tak Investments Inc., a Delaware corporation that is a significant shareholder and is owned by Mr. Sharad Tak, Healthaxis entered into a five-year Remote Resourcing Agreement with Healthcare BPO Partners L.P., a company owned by Mr. Tak. Under the terms of this agreement, Healthcare BPO Partners provides India-based personnel and infrastructure that are utilized by Healthaxis to provide business process outsourcing services and other software development and technical support services to support Healthaxis' operations. The Indian operations, which are dedicated for Healthaxis' exclusive use, are managed by Healthaxis and based in Jaipur, India. These Indian operations supplement Healthaxis' operations in Utah, Texas and Jamaica. Under this agreement, Healthcare BPO Partners also provided Healthaxis with data center space and support services in the United States through September 2007. The terms on which these remote resources are provided to Healthaxis have been reviewed and approved by the audit committee and are at globally competitive rates. During 2006 and 2007, Healthaxis recognized expense of $1.1 million and $853,000, respectively, to Healthcare BPO Partners for the remote resources and related services provided under the agreement and, at December 31, 2006 and December 31, 2007, Healthaxis had accounts payable to Healthcare BPO Partners of $89,000 and $84,000, respectively. The First Amendment to the Remote Resourcing Agreement, entered into as a condition to the merger agreement, extends the term of the agreement to seven years after the effective date of the merger and provides for a limited business volume guarantee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act ("Section 16(a)") requires Healthaxis' directors, executive officers, and persons who own more than 10% of a registered class of Healthaxis' equity securities, to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Healthaxis with the SEC. Officers, directors and greater than 10% shareholders are required by the SEC's regulations to furnish Healthaxis with copies of all Section 16(a) forms they file.

        Based solely on a review of the copies of such reports furnished to Healthaxis, during the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to Healthaxis officers, directors and greater than 10% beneficial owners were complied with.

 HEALTHAXIS ADVANCE NOTICE BYLAW PROVISION

        The Healthaxis Bylaws provide that nominations by shareholders for directors to be elected, or proposals by shareholders to be considered, at a meeting of shareholders and which have not been previously approved by the board of directors must be submitted to the Secretary of Healthaxis not later than (a) with respect to an election to be held, or a proposal considered, at an annual meeting of shareholders, the latest date upon which shareholder proposals must be submitted to Healthaxis for inclusion in Healthaxis' proxy statement relating to such meeting pursuant to Rule 14a-8 under the Exchange Act or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least ninety days prior to the date one year from the date of the immediately preceding the annual meeting of the Healthaxis shareholders, and (b) with respect to an election to be held, or a proposal to be considered at a special meeting of the Healthaxis shareholders, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders.

 BPOMS ADVANCE NOTICE BYLAW PROVISION

        The BPOMS Bylaws provide that nominations by stockholders for directors to be elected, or proposals by stockholders to be considered, at a meeting of stockholders must be submitted to the Secretary of BPOMS in writing not later than (a) in the case of an annual meeting, the close of business on the 45th day before the first anniversary of the date on which BPOMS first mailed its proxy materials for the prior year's annual meeting of stockholders; provided, however, that if the date of the meeting has changed more than 30 days from the date of the prior year's meeting, then in order for the stockholder's notice to be timely it must be delivered to BPOMS a reasonable time before BPOMS mails its proxy materials for the current year's meeting; provided further, that for purposes of the preceding sentence, a "reasonable time" shall conclusively be deemed to coincide with any adjusted deadline publicly announced by BPOMS pursuant to Rule 14a-5(f) under the Exchange Act or otherwise; and (b) in the case of a special meeting, the close of business on the seventh day following the day on which public announcement is first made of the date of the special meeting. In any case, the stockholder's notice must contain certain information specified by the BPOMS Bylaws. A stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder.

        However, the requirements of the BPOMS Bylaws do not affect any rights (a) of stockholders to request inclusion of proposals in BPOMS' proxy statement pursuant to Rule 14a-8 under the Exchange Act, if applicable to BPOMS, or (b) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the BPOMS Charter.

BPOMS PROPOSAL 2:
APPROVAL OF AMENDMENT TO THE BPOMS 2007 STOCK INCENTIVE PLAN

Introduction

        The BPOMS board of directors recommends that the BPOMS stockholders approve the amendment of the BPOMS 2007 Stock Incentive Plan (the "2007 Plan") to increase the aggregate number of shares reserved for issuance under the 2007 Plan from 4,666,667 shares of common stock to 12,300,000 shares of common stock.

        The 2007 Plan was adopted by the BPOMS board of directors and approved by the holders of a majority of the BPOMS outstanding stock entitled to vote thereon in June 2007. The amendment to increase the aggregate number of shares reserved for issuance under the 2007 Plan from 4,666,667 shares of common stock to 12,300,000 shares of common stock was approved by the BPOMS board of directors in June 2008. A copy of the 2007 Plan is attached hereto as Annex L.

General Nature and Purpose

        The 2007 Plan provides for the grant of stock options to directors, officers, employees and consultants to BPOMS or any of its subsidiaries or affiliates.

        The purposes of the 2007 Plan are to assist BPOMS in attracting and retaining selected individuals to serve as directors, officers, employees and consultants of BPOMS or any of its subsidiaries or affiliates who will contribute to BPOMS' success and to achieve long-term objectives which will inure to the benefit of all stockholders of BPOMS through the additional incentive inherent in the ownership of BPOMS common stock.

        The 2007 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not a qualified deferred compensation plan under Section 401(a) of the Code. Options granted under the 2007 Plan may either be "incentive" stock options within the meaning of Section 422 the Code, or options that are not incentive stock options ("nonqualified" stock options).

Stock Subject to the 2007 Plan

        Subject to adjustment in the event of a stock split, reverse stock split or the like, the total number of shares of BPOMS common stock that may be subject to stock options granted under the 2007 Plan may not exceed 4,666,667 shares, or 12,300,000 shares if the proposed amendment is approved. The shares may be authorized but unissued shares or treasury shares. Shares subject to stock options that have expired or otherwise terminated without having been exercised in full will become available again for the grant of stock options under the 2007 Plan.

Administration

        The 2007 Plan is administered by the compensation committee of the BPOMS board of directors. Subject to the provisions of the 2007 Plan, the committee has full authority to determine the individuals to whom, and the time or times at which, options are granted under the 2007 Plan, and the number of shares to be subject to such options. Subject to the express provisions of the 2007 Plan, the committee also has full authority to interpret the 2007 Plan and to make all other determinations necessary or advisable for the administration of the 2007 Plan.

Eligibility

        All directors, officers, employees and consultants of BPOMS or any of its subsidiaries or affiliates are eligible to receive stock options under the 2007 Plan; provided, however, that 50% of the aggregate number of shares reserved for issuance under the 2007 Plan must be subject to options allocated between, and awarded only to, Patrick Dolan, who is the Chairman of the Board and Chief Executive Officer of BPOMS, and James Cortens, who is the Chief Operating Officer, President and a director of BPOMS, and the remaining 50% must be allocated among and awarded to any other officers, employees or directors or consultants of BPOMS and its subsidiaries and affiliates.

Terms and Conditions of Options

  Exercise Price

        The exercise price of stock options granted under the 2007 Plan may not be less than the fair market value of the BPOMS common stock on the date of grant of the option. The exercise price of incentive stock options granted under the 2007 Plan to anyone who, at the time of such grant, owns shares possessing more than 10% of the total combined voting power of all classes of shares of BPOMS or any of its subsidiaries or affiliates, may not be less than 110% of the fair market value of the BPOMS common stock on the date of grant of the option.

  Payment of Exercise Price

        The exercise price of an option granted under the 2007 Plan may be paid in cash or, with the consent of the compensation committee, in shares of BPOMS common stock owned by the optionee.

  Term of Stock Options

        The term of each stock option granted under the 2007 Plan is determined by the compensation committee at the time of grant; provided, however, that the term may not exceed ten years from the date of grant, and the term of an incentive option granted to anyone who, at the time of such grant, owns shares possessing more than 10% of the total combined voting power of all classes of shares of BPOMS or any of its subsidiaries or affiliates, may not exceed five years from the date of grant. Notwithstanding the term initially established for each option, each option will be subject to earlier termination in the event of the termination of employment of an optionee or the separation from service of a director or consultant who is an optionee for any reason, including death or disability.

  Vesting of Stock Options

        Options granted under the 2007 Plan may be exercised only to the extent that the right to exercise the same has vested. The vesting schedule for each option granted under the 2007 Plan is determined by the BPOMS compensation committee at the time of the grant of the option; provided, however, that (subject to acceleration of vesting upon the occurrence of certain corporate events) the right to exercise each option may not may not vest as to two-thirds of the shares covered by the option until June 13, 2010.

  Transferability of Options

        No incentive stock option granted under the 2007 Plan is transferable otherwise than by will or the laws of descent and distribution. No nonqualified stock option granted under the 2007 Plan is transferable other than to (a) the spouse, parent, issue, spouse of issue or issue of spouse of the optionee, (b) a trust for the benefit of the optionee or one or more of the persons described in clause (a), or (c) an entity of which the optionee, a person described in clause (a) or a trust described in clause (b) is a beneficial owner.

Termination of the 2007 Plan

        Consistent with applicable law, which generally restricts the term of such plans to ten years, the 2007 Plan will terminate on June 13, 2017, except as to options then outstanding under the 2007 Plan.

Changes in Capitalization and Reorganizations

        In the event of any change in the number of shares or kind of BPOMS common stock outstanding pursuant to a reorganization, recapitalization, exchange of shares, stock dividend or split or combination of shares, appropriate adjustments will be made to (a) the number of shares of common stock reserved for issuance under the 2007 Plan, (b) the number of shares of common stock subject to outstanding options, (c) the exercise price per share of options and (d) the kind of shares that may be issued under the 2007 Plan.

Federal Tax Consequences

        The following discussion of the federal income tax consequences of the 2007 Plan is intended to be a summary of the applicable federal law as currently in effect. Foreign, state and local tax consequences may differ and laws may be amended or interpreted differently during the term of the 2007 Plan or of options granted under the 2007 Plan. Because the federal income tax rules governing stock options are complex and subject to frequent change, participants are advised to consult their individual tax advisors.

        An optionee realizes no taxable income when a nonqualified stock option is granted under the 2007 Plan. Instead, the difference between the fair market value of the common stock acquired pursuant to an exercise of a nonqualified stock option and the exercise price paid is taxed as ordinary compensation income when the option is exercised. The difference is measured and taxed as of the date of exercise, if the common stock is not subject to a "substantial risk of forfeiture," or as of the date or dates on which the risk terminates in other cases. An optionee may elect to be taxed on the difference between the exercise price and the fair market value of the common stock on the date of exercise, even though some or all of the common stock acquired is subject to a substantial risk of forfeiture. Gain on the subsequent sale of the common stock acquired by exercise of the nonqualified stock option is taxed as short-term or long-term capital gain, depending on the holding period after exercise. BPOMS receives no tax deduction on the grant of a nonqualified stock option, but is entitled to a tax deduction when the optionee recognizes ordinary compensation income on or after exercise of the option, in the same amount as the income recognized by the optionee.

        Generally, an optionee incurs no federal income tax liability on either the grant or the exercise of an incentive stock option, although an optionee will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the common stock subject to the option over the exercise price. Provided that the common stock is held for at least one year after the date of exercise of the option and at least two years after its date of grant, any gain realized on a subsequent sale of the common stock will be taxed as long-term capital gain. If the common stock is disposed of within a shorter period of time, the optionee will recognize ordinary compensation income in an amount equal to the difference between the sales price and the exercise price or (if less) the difference between the fair market value at the time of exercise and the exercise price. BPOMS receives no tax deduction on the grant or exercise of an incentive stock option, but is entitled to a tax deduction if the optionee recognizes ordinary compensation income on account of a premature disposition of shares acquired on exercise of an incentive stock option, in the same amount and at the same time as the optionee recognizes income.

2007 Plan Benefits

        The following table sets forth information concerning the number of shares subject to stock options proposed to be granted under the 2007 Plan to the executive officers and directors named in the table, subject to approval by BPOMS' stockholders of the amendment increasing the number of shares reserved for issuance under the 2007 Plan:

Name and Position	Number of Shares
Patrick Dolan, Chairman of the Board and Chief Executive Officer	3,500,000
James Cortens, President and Chief Operating Officer	2,500,000

        If BPOMS Proposal 2 to approve the amendment increasing the number of shares reserved for issuance under the 2007 Plan is approved by BPOMS' stockholders, we anticipate that the stock options referred to in the foregoing table as well as other stock options covering the balance of the shares available for the grant of stock options under the 2007 Plan will be granted prior to the completion of the merger. All of these options will become fully vested upon the closing of the merger.

        Other than as set forth in the above table, the individuals to receive such options, and the number of shares to be covered by each such option, have not yet been determined, and will be determined by the BPOMS board of directors. All stock options granted under the 2007 Plan, including those referred to in the table above, will be granted with an exercise price determined as provided in the 2007 Plan at the time of the grant of the stock options. See "—Terms and Conditions of Options—Exercise Price" above.

        For information concerning BPOMS stock options held by its executive officers that were outstanding as of December 31, 2007, including stock options previously granted under the 2007 Plan, see "BPOMS Executive Compensation—Outstanding Equity Awards at the End of the Year Ended December 31, 2007."

Vote Required

        The approval of the amendment of the 2007 Stock Incentive Plan will require the affirmative vote of the holders of a majority of the shares of the BPOMS common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock present in person or represented by proxy at the BPOMS special meeting. As a result, abstentions will have the effect of a vote against the approval of the 2007 Stock Incentive Plan.

Recommendation of the BPOMS Board of Directors

        The BPOMS board of directors recommends that BPOMS stockholders vote FOR the amendment of the 2007 Stock Plan. Your returned proxy will be so voted unless you specify otherwise.

 BPOMS EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth information concerning the annual and long-term compensation for services rendered during the last two fiscal years to BPOMS in all capacities as an employee by its Chief Executive Officers, President and the two most highly compensated executive officers (collectively, the "named executive officers") .

Name and Principal Position	Fiscal Year Ended December 31	Salary ($)		Bonus ($)	Stock Awards(2)(3)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation(1) ($)		Total ($)
Patrick A. Dolan, Chairman, Chief Executive Officer(5)	2007 2006	225,000 —	(4)	— —	— 186,041	618,757 —	— —	— —	— —		843,757 186,041
James Cortens, President, Chief Operating Officer, Secretary, Director(5)	2007 2006	200,000 —	(4)	— —	— 167,437	618,757 —	— —	— —	— —		818,757 167,437
Donald Rutherford, Chief Financial Officer(10)	2007 2006	128,239 —		— —	— —	366,094 —	— —	— —	— —		494,333 —
Koushik Dutta,(6) Chief Technology Officer	2007 2006	140,000 110,130		50,000 —	— —	73,809 —	— —	— —	— 3,269		263,809 113,399
Amrit K. Das,(7) Former Chairman, Former Chief Executive, Former President	2007 2006	— 259,121		— —	— —	— —	— —	— —	— 13,518	(8)	— 272,639
Bruce K. Nelson,(9) Former Chief Financial Officer, Former Secretary	2007 2006	20,723 127,000		— 150,975	— —	— —	— —	— —	— 3,810		20,723 281,785

(1)
The costs of certain benefits are not included because they did not exceed $10,000 in the case of each named executive officer.

(2)
Includes the dollar amount recognized for financial statement reporting purposes for fiscal year 2006 relating to shares of Series A Preferred Stock computed in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment ("FAS 123R") applying the same valuation model and assumptions applied for financial reporting purposes.

(3)
Includes the dollar amount recognized for financial statement reporting purposes for fiscal year 2007 relating to stock options computed in accordance with FAS 123R applying the same valuation model and assumptions applied for financial reporting purposes, but disregarding any estimate of forfeitures related to service-based vesting conditions. The values included within this column have not been, and may never be realized. The options might never be exercised and the value received by the executive officer, if any, will depend on the share price on the exercise date. The fair value of stock options granted to BPOMS' employees was estimated using the following assumptions: expected dividend yield 0; expected volatility 125-127.7%; risk-free interest rate 3.87-4.62%; and expected option lives (in years) 5. There were no forfeitures during the year.

(4)
Includes $225,000 of accrued base salary for which payment has been deferred for Mr. Dolan and $200,000 of accrued base salary for which payment has been deferred for Mr. Cortens.

(5)
Messrs. Dolan and Cortens do not receive any separate compensation for service as directors.

(6)
Mr. Dutta served as our Chief Operating Officer prior to December 15, 2006.

(7)
Mr. Das resigned from his position of Chairman, Chief Executive Officer, and President on December 15, 2006.

(8)
Includes $7,810 in premiums paid by us pursuant to a split-dollar life insurance policy established for the benefit of Amrit Das and $5,708 in company contributions to the 401(k) plan.

(9)
Mr. Nelson resigned from his position of Secretary on December 15, 2006 and from the position of Chief Financial Officer on January 26, 2007.

(10)
Mr. Rutherford was appointed Interim Chief Financial Officer on January 26, 2007 on a part-time basis and full-time Chief Financial Officer on June 1, 2007.

Option Grants In Last Fiscal Year

        During the year ended December 31, 2007, stock options covering 2,841,344 shares of common stock were granted to named executive officers as shown in the following table:

	Vesting Period Years	Year of Expiry	Number of Options	Exercise Price
Patrick Dolan	2	2017	1,166,666	$0.55
James Cortens	2	2017	1,166,666	$0.55
Koushik Dutta	2	2012	75,000	$1.15
Dale Paisley	1	2012	33,012	$1.15
Don Rutherford	4	2012	400,000	$1.15

Aggregated Option Exercises in Last Fiscal Year

        No options were exercised during the year ended December 31, 2007.

Long-Term Incentive Plan Awards

        In 2007, no awards were made to the named executive officers under long-term incentive plans.

Outstanding Equity Awards at the End of the year ended December 31, 2007

        The following table summarizes all outstanding equity awards held by the named executed officers of BPOMS as of December 31, 2007:

	Option Awards					Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have not Vested (#)	Market Value of Shares or Units of Stock That Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Patrick A. Dolan, Chairman, Chief Executive Officer	135,863	407,588	—	0.025	8/1/2015	—	—	—	—
James Cortens, President, Chief Operating Officer, Secretary, Director	90,575	271,125	—	0.025	8/1/2015	—	—	—	—
Donald Rutherford, Chief Financial Officer	50,000	350,000	—	$1.15	4/16/2012	—	—	—	—
Koushik Dutta, Chief Technology Officer	18,750	56,250	—	$1.15	4/16/2012	—	—	—	—
Amrit K. Das, Former Chairman, Former Chief Executive, Former President	—	—	—	—	—	—	—	—	—
Bruce K. Nelson, Former Chief Financial Officer, Former Secretary	—	—	—	—	—	—	—	—	—

Directors' Compensation

        The following table sets forth the compensation received by all non-employee members of the BPOMS board of directors during the year ended December 31, 2007 for services rendered as members of the board of directors. Mr. Dolan and Mr. Cortens are also directors, but they do not receive any additional compensation for their service as directors.

	Director Compensation
Name and Principal Position	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Russell Cleveland	—	—	—	—	—	—	0
Dale Paisley	42,000	—	32,488	—	—	—	74,488

        Mr. Paisley is an independent director and receives a remuneration of $3,500 per month for his services to BPOMS' board of directors. Mr. Cleveland is an independent director and received no compensation for his services to BPOMS' board of directors.

Repricing of Options and SARs

        No adjustments to or repricing of stock options previously awarded to named executives occurred in 2007.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

  Patrick Dolan

        BPOMS had an employment agreement with Patrick Dolan, dated July 29, 2005, for an initial two and one-half year term, which has terminated. The employment agreement provided that Mr. Dolan serve as BPOMS' Chief Executive Officer. The parties are currently in negotiations to enter into a new employment agreement. The former employment agreement includes the following provisions:

  •
  Initial base salary of not less than $225,000, subject to annual review and increase in the discretion of the BPOMS board of directors. The BPOMS board of directors set 2005-2006 base salary for Mr. Dolan at $250,000.

  •
  For the period through December 31, 2006 Mr. Dolan waived receipt of his compensation. Annual bonus in an amount, if any, as determined by the board based on the achievement of BPOMS and individual performance goals as established by the board.

  •
  Participation in BPOMS' employee welfare, pension and benefit plans as maintained for the benefit of BPOMS' employees.

  •
  Six weeks of vacation annually.

  •
  Reimbursement for all business, travel and entertainment expenses incurred prior to, on or after July 29, 2005, with respect to the business or prospective business of BPOMS, and including expenses incurred in connection with the formation of BPOMS and the acquisition of ADAPSYS Document Management, Inc. and ADAPSYS Transaction Processing, Inc.

  •
  Reimbursement of telephone, cell phones, computer usage and Internet access at home for business use, as well as a monthly car allowance of $750.00 per month.

        Upon execution of the employment agreement, Mr. Dolan was granted an option to purchase 750,000 shares of BPOMS' common stock, vesting 25% per year. In the event of a change of control, or if the officer's employment is terminated by BPOMS without cause, or by the officer for good reason, as defined in the agreement, then BPOMS will:

  •
  pay a lump sum equal to the sum of all accrued and unpaid base salary and vacation pay through the date of termination, and if no change of control has occurred, the officer's base salary for the remainder of the employment period and two times the highest annual bonus paid for any fiscal year, and if no annual bonus has been paid, then two times the minimum annual bonus;

  •
  continue to provide the officer and his eligible spouse and dependents the various medical and life insurance provided for in the agreement or economic equivalent as if he had remained employed through the employment agreement term; and

  •
  the officer's unvested stock options will become immediately 100% vested.

        If BPOMS terminates the officer's employment for cause or the officer terminates his employment without good reason, then BPOMS will:

  •
  pay a lump sum equal to all accrued and unpaid base salary and vacation pay through the date of termination; and

  •
  have no further obligation to the officer except for the benefits provided under any stock option grants and any other agreements, plans or programs of BPOMS.

  James Cortens

        BPOMS has an employment agreement with James Cortens, dated July 29, 2005, for an initial two and one-half year term, which has terminated. The employment agreement provided that Mr. Cortens serve as BPOMS' President and Secretary. The parties are currently in negotiations to enter into a new employment agreement. The former employment agreement includes the following provisions:

  •
  Initial base salary of not less than $200,000, subject to annual review and increase in the discretion of BPOMS' board of directors. The board set 2005-2006 base salary for Mr. Cortens at $225,000.

  •
  For the period through December 31, 2006 Mr. Cortens waived receipt of his compensation.

  •
  Annual bonus in an amount, if any, as determined by the board based on the achievement of BPOMS and individual performance goals as established by the board of directors.

  •
  Participation in BPOMS' employee welfare, pension and benefit plans as maintained for the benefit of BPOMS' employees.

  •
  Six weeks of vacation annually.

  •
  Reimbursement for all business, travel and entertainment expenses incurred prior to, on or after July 29, 2005, with respect to the business or prospective business of BPOMS, and including expenses incurred in connection with the formation of BPOMS and the acquisition of ADAPSYS Document Management, Inc. and ADAPSYS Transaction Processing, Inc.

  •
  Reimbursement of telephone, cell phones, computer usage and Internet access at home for business use, as well as a monthly car allowance of $750.00 per month.

        Upon execution of the employment agreement, Mr. Cortens was granted an option to purchase 500,000 shares of BPOMS common stock, vesting 25% per year. In the event of a change of control, or if the officer's employment is terminated by BPOMS without cause, or by the officer for good reason, as defined in the agreement, then BPOMS will:

  •
  pay a lump sum equal to the sum of all accrued and unpaid base salary and vacation pay through the date of termination, and if no change of control has occurred, the officer's base salary for the remainder of the employment period and two times the highest annual bonus paid for any fiscal year, and if no annual bonus has been paid, then two times the minimum annual bonus;

  •
  continue to provide the officer and his eligible spouse and dependents the various medical and life insurance provided for in the agreement or economic equivalent as if he had remained employed through the employment agreement term; and

  •
  the officer's unvested stock options will become immediately 100% vested.

        If BPOMS terminates the officer's employment for cause or the officer terminates his employment without good reason, then BPOMS will:

  •
  pay a lump sum equal to all accrued and unpaid base salary and vacation pay through the date of termination; and

  •
  have no further obligation to the officer except for the benefits provided under any stock option grants and any other agreements, plans or programs of BPOMS.

        In 2007 Mr. Dolan and Mr. Cortens received as dividends on their Series A Convertible Preferred Stock 143,491 shares (82,362 shares were issued and 61,129 shares were accrued pending amendment of BPOMS' Certificate of Incorporation) and 53,508 shares (47,395 shares were issued and 6,113 shares were accrued pending amendment of BPOMS' Certificate of Incorporation), respectively, of BPOMS' Series A Convertible Preferred Stock.

  Donald W. Rutherford

        BPOMS has an employment agreement with Donald W. Rutherford, dated January 26, 2007. The employment agreement provides that Mr. Rutherford will serve as BPOMS' Chief Financial Officer effective as of January 29, 2007. The employment agreement includes the following provisions:

  •
  Initial base salary of not less than $104,167 and an obligation to devote approximately 50% of his time to the business and affairs of BPOMS. Effective on June 1, 2007, Mr. Rutherford's salary increased to $166,667 and he became obligated to devote all of his time to the business and affairs of BPOMS.

  •
  Annual cash bonus in an amount to be determined by BPOMS within 30 days of February 28, 2007, which has not been implemented.

  •
  Options for the purchase of 400,000 shares of our common stock under BPOMS' 2003 Stock Option Plan, vesting ratably every six months during the four years following their grant.

        In the event of Mr. Rutherford's employment with BPOMS is terminated during the during the initial 90 days for any other reason or for no reason, Mr. Rutherford shall be entitled to receive a severance payment equal to two month's salary; thereafter, Mr. Rutherford shall be entitled to receive a severance payment equal to three months' salary.

        In addition, commencing after such 90-day period, for each period of six months of employment, Mr. Rutherford shall be entitled to receive an additional month's salary, up to a maximum of six months.

        Lastly, upon a termination by BPOMS for any reason other than for cause or for no reason or without providing Mr. Rutherford with required notice, or for a termination by Mr. Rutherford for cause, Mr. Rutherford shall be entitled to receive the payments disclosed above, plus all cash bonuses, equity, and other compensation covered by the employment agreement will vest immediately and become payable upon the date of termination.

        Mr. Rutherford is a limited partner with Tatum LLC ("Tatum") in Orange County, California, which he joined in January 2000. During the term of the employment agreement, Mr. Rutherford is expected to remain a partner with Tatum. In connection with such employment of Mr. Rutherford, BPOMS entered into an agreement (the "Tatum Agreement") with Tatum, whereby Tatum is to provide certain resources to BPOMS, and, in addition to the compensation to be paid to Mr. Rutherford under the employment agreement, BPOMS is to pay to Tatum a fee equal to 20% of Mr. Rutherford's salary during the term of the employment agreement. Further, BPOMS will tender directly to Tatum 20% of any cash bonuses otherwise payable to Mr. Rutherford during the term of the Tatum Agreement. BPOMS has acknowledged to Tatum that Mr. Rutherford is obligated to share with Tatum 20% of any cash proceeds realized by Mr. Rutherford from any equity bonus that BPOMS may grant to him. The Tatum Agreement will terminate upon the earlier of Mr. Rutherford ceasing to be an employee of BPOMS or a partner of Tatum.

  Koushik Dutta

        BPOMS has an employment agreement with Koushik Dutta, dated December 13, 2006. The employment agreement provides that Mr. Dutta will serve as BPOMS' Chief Technology Officer for an initial two year term. The employment agreement includes the following provisions:

  •
  Initial base salary of not less than $140,000, subject to a one-time increase by an amount equal to 15% of the then current base salary upon the occurrence of two consecutive fiscal quarters of positive EBITDA by BPOMS, as determined by BPOMS.

  •
  Annual bonus equal to 50% of the then current base salary, as determined by the BPOMS board of directors based on the achievement of BPOMS and individual performance goals as established by the BPOMS board of directors.

  •
  Participation in BPOMS' employee welfare, pension and benefit plans as maintained for the benefit of BPOMS' employees.

  •
  Four weeks of vacation annually; up to three weeks of unused vacation shall be carried over to the next following fiscal year and no vacation shall accrue if Mr. Dutta has accrued but unused vacation in excess of five weeks.

  •
  Reimbursement for all business, travel and entertainment expenses.

  •
  Reimbursement of cell phone, computer usage and Internet access at home for business use, as well as a monthly car allowance of $600.00 per month.

        Upon execution of the employment agreement, Mr. Dutta was granted an incentive option to purchase 75,000 shares of BPOMS' common stock, vesting 25% per six months. In the event of a change of control, or if the officer's employment is terminated by BPOMS without cause, or by the officer for good reason, as defined in the agreement, then BPOMS will:

  •
  pay a lump sum equal to the sum of all accrued and unpaid base salary and vacation pay through the date of termination, and if no change of control has occurred, the officer's base salary for six month period payable in semi-monthly installments; and

  •
  the officer's unvested stock options will become immediately 100% vested.

        If BPOMS terminates the officer's employment for cause or the officer terminates his employment without good reason, then BPOMS will:

  •
  pay a lump sum equal to all accrued and unpaid base salary and vacation pay through the date of termination; and

  •
  have no further obligation to the officer except for the benefits provided under any stock option grants and any other agreements, plans or programs of BPOMS.

        For purposes of the above employment agreements, termination for "cause" means the employee's willful gross misconduct or conviction of a felony that, in either case, results in material and demonstrable damage to the business or reputation of BPOMS, or the willful and continued failure to perform his duties, which failure is not cured within twenty business days after BPOMS delivers to him a written demand for performance that specifically identifies the actions to be performed. Termination for "good reason" means, subject to a ten-business day cure period,

  •
  the assignment to the employee of duties inconsistent with his employment agreement or a change in his titles or authority;

  •
  any failure by BPOMS to comply with sections of the agreement regarding compensation and benefits in any material way;

  •
  the requirement of the employee to relocate to any location other than Orange County, California;

  •
  the failure of BPOMS to comply with and satisfy its obligations regarding any successor to its business and/or assets;

  •
  any material breach of the agreement by BPOMS; or

  •
  a change in control of BPOMS.

        A change in control under the agreements is the acquisition of BPOMS by another entity by means of any transaction or series of related transactions (including, without limitation, any stock acquisition, reorganization, merger or consolidation) other than a transaction or series of transactions in which the holders of the voting securities of BPOMS outstanding immediately prior to the transaction continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity), as a result of shares in BPOMS held by those holders prior to those transactions, at least fifty percent (50%) of the total voting power represented by the voting securities of BPOMS or the surviving entity outstanding immediately after the transaction or series of transactions, or sale of 80% or more of the assets of BPOMS.

 BPOMS EQUITY COMPENSATION PLAN INFORMATION

        The following table gives information about BPOMS common stock that may be issued upon the exercise of options, warrants and rights under all of BPOMS' existing equity compensation plans as of December 31, 2007. The existing equity compensation plans include the BPO Management 2007 Incentive Stock Option Plan, BPO Management Services, Inc. 2005 Stock Option Plan, 1996 Stock Option Plan, 1997 Stock Plan, 1998 Stock Option Plan, 2000 Stock Option Plan, and 2003 Stock Option Plan (together "the option plans").

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Warrants(1)	Weighted Average Exercise Price of Outstanding Options and Warrants	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)
Equity compensation plans approved by security holders	3,023,964	$0.6508	5,300,000
Equity compensation plans not approved by security holders(2)	2,621,341	$0.2133	—

Total	5,645,305	$0.4477	5,300,000

(1)
Number of shares is subject to adjustment for changes in capitalization for stock splits, stock dividends and similar events.

(2)
Represents options and warrants outstanding under equity compensation plans not approved by security holders.

        Options outstanding under equity compensation plans that were not approved by security holders at December 31,2007, were 1,970,321 at a weighted average exercise price per share of $0.06.

        Warrants outstanding under equity compensation plans that were not approved by security holders at December 31, 2007, were 651,020 at a weighted average exercise price per share of $0.68 issued as consideration for finder's fees, business advisory services, and investor relations.

        Options outstanding under equity compensation plans approved by security holders at December 31, 2007 were 3,023,964 at a weighted average exercise price per share of $0.65.

        The option plans permit grants of both incentive stock options and non-qualified stock options. Options under all plans generally vest over four years, though the vesting periods may vary from person to person, and are exercisable subject to continued service and other conditions.

 HEALTHAXIS SHAREHOLDER PROPOSALS

        Rule 14a-8 requirements applicable to inclusion of shareholder proposals in Healthaxis' proxy materials related to Healthaxis' 2009 Annual Meeting of Shareholders (the "2009 Meeting") require that a shareholder proposal regarding the 2009 Meeting must be submitted to Healthaxis at its office located at 7301 North State Highway 161, Suite 300, Irving, TX 75039, Attention: Secretary, by            , 2009, to receive consideration for inclusion in Healthaxis' 2009 proxy materials. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8. Assuming the 2009 Meeting is held within 30 days of the 2008 annual meeting, as to all such matters which Healthaxis does not have notice on or prior to            , 2009, discretionary authority shall be granted to the persons designated in Healthaxis' proxy related to the 2009 Meeting to vote on such proposal. If the 2009 Meeting is not held within 30 days of the 2008 annual meeting, any proposal must be received a reasonable time before Healthaxis begins to print and send its proxy materials.

HEALTHAXIS HOUSEHOLDING INFORMATION

        Unless Healthaxis has received contrary instructions, Healthaxis may send a single copy of this joint proxy statement and notice of annual meeting to any household at which two or more Healthaxis shareholders reside if Healthaxis believes the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process, known as "householding," reduces the volume of duplicate information received at any one household and helps to reduce Healthaxis' expenses. However, if shareholders prefer to receive multiple sets of Healthaxis' disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another Healthaxis shareholder and together both of the shareholders would like to receive only a single set of Healthaxis' disclosure documents, the shareholders should follow these instructions:

        If the shares are registered in the name of the Healthaxis shareholder, the shareholder should contact Healthaxis at its offices at 7301 North State Highway 161, Suite 300, Irving, TX 75039, Attn: J. Brent Webb, Secretary, telephone number (972) 443-5000 to inform Healthaxis of their request. If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

 WHERE YOU CAN FIND MORE INFORMATION; INCORPORATION BY REFERENCE

        Healthaxis and BPOMS file reports and other information with the SEC. Healthaxis and BPOMS shareholders may read and copy these reports, statements or other information filed by either Healthaxis or BPOMS at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The SEC filings of Healthaxis and BPOMS are also available to the public from commercial document retrieval services and at the website maintained by the SEC at "www.sec.gov".

        The SEC allows Healthaxis to "incorporate by reference" information into this joint proxy statement. This means that Healthaxis can disclose important information to its shareholders by referring them to another document. The information incorporated by reference is considered to be a part of this joint proxy statement, except for any information that is superseded by information that is included directly in this joint proxy statement or incorporated by reference subsequent to the date of this joint proxy statement.

        This joint proxy statement incorporates by reference the following sections of the 2007 Healthaxis Annual Report, which are contained in the annual report to shareholders that Healthaxis is delivering simultaneously with this joint proxy statement:

        "Business," "Properties," "Legal Proceedings," and "Changes in and Disagreements with Accountants on Accounting and Financial Disclosure."

        Healthaxis also incorporates by reference the merger agreement attached to this joint proxy statement as Annex A and the amendment thereto attached to this joint proxy statement as Annex B.

        Documents incorporated by reference are available to Healthaxis shareholders without charge upon written or oral request, excluding any exhibits to those documents, unless the exhibit is specifically incorporated by reference as an exhibit in this joint proxy statement. Shareholders can obtain any of these documents by requesting them in writing or by telephone as set forth below:

    Healthaxis Inc.
    7301 N. State Highway 161, Suite 300
    Irving, Texas 75039
    (972) 443-5000

        In order for Healthaxis shareholders to receive timely delivery of the documents in advance of the Healthaxis annual meeting, Healthaxis should receive such request by no later than             , 2008.

        Neither Healthaxis nor BPOMS has authorized anyone to give any information or make any representation about the merger, Healthaxis and BPOMS that is different from, or in addition to, that contained in this joint proxy statement or in any of the materials that are incorporated into this joint proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this joint proxy statement is accurate only as of the date of this joint proxy statement unless the information specifically indicates that another date applies.

 UNAUDITED PRO FORMA COMBINED
FINANCIAL STATEMENTS

        The unaudited pro forma combined statement of operations assumes the merger took place as of the commencement of the period presented and combines each company's consolidated statement of operations for the twelve-month period ended December 31, 2007 and for the six-month period ended June 30, 2008. The unaudited pro forma combined financial information reflects the purchase method of accounting and is for illustrative purposes only. The unaudited pro forma combined financial information may have been different had the companies actually combined. The unaudited pro forma combined financial information does not reflect the effect of asset dispositions, if any, or revenue, cost, or other operating synergies that may result from the merger. The unaudited pro forma combined financial information includes, among other items, estimated adjustments to record assets and liabilities of BPOMS at their respective fair values, to reflect the issuance of Healthaxis shares to effect the merger, and to reflect acquisition costs in connection with the merger. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical results that would have occurred had the companies been combined or the future results that may be achieved after the merger.

        The unaudited pro forma combined balance sheet data assumes the merger took place as of June 30, 2008 and combines Healthaxis' June 30, 2008 consolidated balance sheet and BPOMS' June 30, 2008 consolidated balance sheet.

        The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the merger been consummated in an earlier period, nor is it necessarily indicative of future operating results or financial position.

        We expect that we will incur merger and integration costs as a result of combining our companies. We have estimated those costs will be approximately by $1.8 million before taxes. We also anticipate that the merger will provide the combined company with financial benefits that include reduced operating expenses. We have estimated those benefits will include a reduction of operating expenses in excess of $1.0 million per year largely due to a significant reduction in duplicative public company compliance costs. The anticipated benefits from the merger, the expected amount of the merger costs and the timing of their recognition and realization may be revised as additional information becomes available and additional analysis is performed. While helpful in illustrating the financial characteristics of the combined company under one set of assumptions, the pro forma information does not reflect these anticipated financial benefits and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had our companies been combined. These costs and benefits are not reflected in the pro forma data.

        The information in the following financial statements is based on, and should be read together with, the historical financial information and the pro forma financial information that appears elsewhere in this joint proxy statement. Because the merger is treated as a reverse merger for accounting purposes, upon completion of the merger, the acquiring entity is deemed to be BPOMS. As a result, the historical financial statements presented will be those of BPOMS and the operating results of Healthaxis will be reflected in the consolidated financial statements of BPOMS on a prospective basis.

BPO Management Services, Inc.

Unaudited Pro Forma Combined Balance Sheet

As of June 30, 2008

(Dollars in thousands except share data)

	Healthaxis	BPO Management Services	Pro Forma Adjustments		Pro Forma Combined
Assets
Current Assets:
Cash and cash equivalents	$2,497	$4,763	$—		$7,260
Accounts receivable, net	2,444	5,344			7,788
Inventory consisting of finished goods	—	194	—		194
Prepaid expenses and other current assets	788	697	—		1,485

Total current assets	5,729	10,998	—		16,727
Property, equipment and software, less accumulated depreciation	1,150	4,959	—		6,109
Contract start-up costs, less accumulated amortization	1,005	—	—		1,005
Goodwill	11,276	10,032	(8,745	)(1)	12,563
Intangible assets, net of accumulated amortization	—	8,013	216	(2)	8,229
Other assets	80	33	—		113

Total assets	$19,240	$34,034	$(8,529)		$44,745

Liabilities and Stockholder's Equity
Current liabilities:
Current portion of long-term debt	$—	$1,880	$—		$1,880
Accounts payable	1,362	3,456	—		4,818
Accounts payable to related parties	86	—	—		86
Accrued expenses	725	2,348	1,800	(3)	4,873
Accrued interest-related party	—	27	—		27
Accrued dividend payable	—	840	—		840
Accrued dividend payable-related party	—	356	—		356
Amount due former shareholders of acquired companies	—	1,000	—		1,000
Income taxes payable	—	223	—		223
Deferred revenues	1,018	1,980	—		2,998
Related party notes payable	—	1,200	—		1,200
Other current liabilities (Income taxes payable)	—	318	—		318
Working capital line of credit	1,200	—	—		1,200
Equipment line of credit, current portion	321	—	—		321
Post retirement and employment liabilities, current portion	121	—	—		121
Capital lease obligations, current portion	—	272	—		272

Total current liabilities	4,833	13,899	1,800		20,532
Long-term debt and capital leases	—	906	—		906
Post retirement and employment liabilities	666	—	—		666
Working capital and equipment lines of credit	241	—	—		241
Deferred rent	214	—	—		214
Other liabilities	202	33	—		235

Total liabilities	6,156	14,838	1,800		22,794
Commitments and contingencies
Stockholder's Equity:
Preferred stock	740	69	20,294	(4)	21,103
Common stock	842	127	498	(5)	1,467
Additional paid-in capital	450,758	32,007	(449,385	)(6)	33,180
Accumulated deficit	(439,256)	(13,272)	439,256	(6)	(13,272)
Accumulated other comprehensive income, foreign currency translation adjustments	—	266	—		266

Total stockholders' equity	13,084	19,196	(10,329)		21,951

Total liabilities and stockholders' equity	$19,240	$34,034	$(8,529)		$44,745

See accompanying notes to unaudited pro forma combined financial statements.

BPO Management Services, Inc.

Unaudited Pro Forma Combined Statement of Operations

Year Ended December 31, 2007

(Dollars in thousands except share data)

	Healthaxis	BPO Management Services	Pro Forma Adjustments	Pro Forma Combined
Revenue	$16,025	$16,469	$—	$32,494
Expenses:
Cost of revenues	12,317	8,046	—	20,363
Selling, general and administrative	3,139	11,966	—	15,105
Research and development	—	298	—	298
Depreciation and amortization	1,128	1,467	31 (1)	2,626
Share based compensation	301	361	—	662

Total expenses	16,885	22,137	31	39,053

Operating loss	(860)	(5,668)	(31)	(6,559)
Interest income (expense):
Related party interest expense	—	(117)	—	(117)
Amortization of related party debt discount	—	(594)	—	(594)
Other interest expense	(245)	(91)		(336)
Interest income and other, net	112	2	—	114

Total interest and other expense, net	(133)	(800)	—	(933)
Loss before income taxes	(993)	(6,468)	(31)	(7,492)
Income tax (provision) benefit	(12)	—	—	(12)

Net loss	$(1,005)	$(6,468)	$(31)	$(7,504)

Foreign currency translation gain (loss)	—	554		554
Comprehensive loss	(1,005)	(5,915)		(6,951)

Net loss per share of common stock (basic and diluted)	$(0.12)	$(0.67)		$(0.51)

Weighted average common shares and equivalents used in computing loss per share—basic and diluted	8,253,765	9,513,749		14,665,588 (2)

See accompanying notes to unaudited pro forma combined financial statements.

BPO Management Services, Inc.

Unaudited Pro Forma Combined Statement of Operations

Six Months Ended June 30, 2008

(Dollars in thousands except share data)

	Healthaxis	BPO Management Services	Pro Forma Adjustments	Pro Forma Combined
Revenue	7,939	15,103	—	23,042
Expenses:
Cost of revenues	6,318	7,596	—	13,914
Selling, general and administrative	1,430	7,909	—	9,339
Research and development	—	147	—	147
Depreciation and amortization	587	1,484	15 (1)	2,267
Share based compensation	141	414	—	555

Total expenses	8,476	17,551	15	26,043

Operating loss	(537)	(2,448)	(15)	(3,000)
Interest income (expense):
Related parties	—	(54)	—	(54)
Other interest expense	(87)	(109)		(196)
Interest income and other, net	15	—	—	15

Total interest and other expense, net	(72)	(163)	—	(235)
Loss before income taxes	(609)	(2,611)	(15)	(3,235)
Income tax (provision) benefit	(14)	(93)	—	(107)

Net loss	$(623)	$(2,703)	$(15)	$(3,342)

Foreign currency translation gain (loss)	—	(180)		(180)
Comprehensive loss	(623)	(2,883)		(3,522)

Net loss per share of common stock (basic and diluted)	$(0.07)	$(0.22)		$(0.23)

Weighted average common shares and equivalents used in computing loss per share—basic and diluted	8,364,161	12,457,919		14,665,588 (2)

See accompanying notes to unaudited pro forma combined financial statements.

HEALTHAXIS AND BPOMS

NOTES TO UNAUDITED PRO FORMA COMBINED

FINANCIAL STATEMENTS

Note 1—Basis of Presentation

        The unaudited pro forma condensed combined financial statements, which have been prepared by Healthaxis Inc. ("Healthaxis") and BPO Management Services, Inc. ("BPOMS"), have been derived from historical consolidated financial statements of Healthaxis and BPOMS.

        Upon completion of the merger, the pre-merger securityholders of Healthaxis will own approximately 25% of the fully diluted shares of the combined company and the pre-merger securityholders of BPOMS will own approximately 75% of the fully diluted shares of the combined company. In addition to considering these relative shareholdings, Healthaxis' and BPOMS' management also considered the proposed composition and terms of the board of directors, and the proposed structure and members of the executive management team of Healthaxis in determining the accounting acquirer. Based on the weight of these factors, Healthaxis' and BPOMS' management concluded that BPOMS was the accounting acquirer.

Note 2—The Transaction

        The proposed transaction is the acquisition of Healthaxis by BPOMS pursuant to the Agreement and Plan of Merger, dated as of September 5, 2008, and amended as of October 21, 2008, among Healthaxis, Outsourcing Merger Sub, Inc. and BPOMS (the "merger agreement"). The transaction is structured as a reverse merger in which Outsourcing Merger Sub will merge into BPOMS, with BPOMS surviving as a subsidiary of Healthaxis. Pursuant to the terms of the merger agreement, Healthaxis will issue shares of its common stock and a new series of preferred stock designated as Healthaxis Series B Convertible Preferred Stock in exchange for the outstanding stock and certain warrants held by BPOMS securityholders, and will reserve shares of its common stock for issuance upon the exercise of options and certain warrants assumed by Healthaxis in the merger. All shares of Healthaxis Series B Convertible Preferred Stock and shares of common stock issued or reserved for issuance pursuant to the terms of the merger agreement are referred to herein as the "Merger Stock Issuance."

Note 3—Pro Forma Assumptions and Adjustments

        The unaudited pro forma combined balance sheet includes the following pro forma adjustments:

  (1)
  To reduce the recorded balance of Healthaxis' goodwill based on the estimated purchase price allocation.

  (2)
  To record the net estimated value of customer relationships based on the estimated purchase price allocation.

  (3)
  To reflect direct expenses incurred as a result of the acquisition.

  (4)
  To record the par value of preferred stock issued as a result of the Merger Stock Issuance.

  (5)
  To record the par value of common stock issued as a result of the Merger Stock Issuance.

  (6)
  Elimination entries required under purchase accounting.

HEALTHAXIS AND BPOMS

NOTES TO UNAUDITED PRO FORMA COMBINED

FINANCIAL STATEMENTS (Continued)

Note 3—Pro Forma Assumptions and Adjustments (Continued)

        The unaudited pro forma combined statement of operations for the year ended December 31, 2007 includes the following pro forma adjustments:

  (1)
  To reflect the amortization of the net value of Healthaxis' customer relationships intangible of $216,000 assuming an amortization period of seven years.

  (2)
  The number of shares reflects the issuance of common shares in the merger and represents the common shares outstanding for the period presented.

        The unaudited Pro Forma Combined Statement of Operations for the six months ended June 30, 2008 includes the following pro forma adjustments:

  (1)
  To reflect the amortization of the net value of Healthaxis' customer relationships intangible of $216,000 assuming an amortization period of seven years.

  (2)
  The number of shares reflects the issuance of common shares in the merger and represents the common shares outstanding for the period presented.

 Report of Independent Registered Public Accounting Firm

         To the Board of Directors and Stockholders
Healthaxis Inc. and Subsidiaries

        We have audited the consolidated balance sheets of Healthaxis Inc. and Subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Healthaxis Inc. and Subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

        We were not engaged to examine management's assertion about the effectiveness of Healthaxis Inc. and Subsidiaries' internal control over financial reporting as of December 31, 2007 included in the accompanying Management Report on Internal Control Over Financial Reporting and, accordingly, we do not express an opinion thereon.

/s/ McGladrey & Pullen, LLP
Dallas, Texas
March 27, 2008

Healthaxis Inc. and Subsidiaries

Consolidated Balance Sheets

(Dollars in thousands except share data)

	December 31,
	2007	2006
Assets
Current assets:
Cash and cash equivalents	$2,621	$3,362
Accounts and notes receivable, net of allowance for doubtful accounts of $109 and $7, respectively	2,630	2,943
Prepaid expenses	510	544

Total current assets	5,761	6,849
Property, equipment and software, less accumulated depreciation and amortization of $7,213 and $6,554, respectively	1,361	1,550
Contract start-up costs, less accumulated amortization of $2,599 and $2,026, respectively	1,214	1,340
Goodwill	11,276	11,276
Other assets	80	303

Total assets	$19,692	$21,318

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$1,215	$1,498
Accounts payable to related parties	84	89
Accrued liabilities	640	509
Deferred revenues	1,309	1,612
Note payable, current portion	93	750
Working capital and equipment lines of credit, current portion	313	655
Current portion, post retirement and employment liabilities	121	124
Current portion, capital lease obligations	—	57

Total current liabilities	3,775	5,294
Note payable	—	93
Post retirement and employment liabilities	704	768
Working capital and equipment lines of credit	1,192	361
Deferred rent	267	306
Other liabilities	202	174

Total liabilities	6,140	6,996
Commitments and contingencies
Stockholders' Equity:
Preferred stock, par value $1.00: authorized 100,000,000 shares:
Series A Convertible, Issued and outstanding 740,401 (no liquidation preference)	740	740
Common stock, par value $.10: authorized 1,900,000,000 shares, Issued and outstanding 8,319,805 and 8,172,112 shares, respectively	832	817
Notes receivable from employees	(5)	(23)
Additional paid-in capital	450,618	450,416
Accumulated deficit	(438,633)	(437,628)

Total stockholders' equity	13,552	14,322

Total liabilities and stockholders' equity	$19,692	$21,318

See notes to consolidated financial statements.

Healthaxis Inc. and Subsidiaries

Consolidated Statements of Operations

(Dollars in thousands except share data)

	Years Ended December 31,
	2007	2006	2005
Revenue	$16,025	$16,674	$15,705
Expenses:
Costs of revenues	12,644	12,762	14,113
Costs of revenues to related parties	853	1,064	376
Sales and marketing	894	1,252	1,139
General and administrative	2,494	2,359	2,566
Reversal of contingent tax liability	—	—	(979)
Lease abandonment charge	—	—	537
Amortization of intangibles	—	—	84

Total expenses	16,885	17,437	17,836

Operating loss	(860)	(763)	(2,131)
Interest income and other income (expense)	112	115	116
Interest expense	(245)	(202)	(236)

Loss before income taxes	(993)	(850)	(2,251)
Income tax (provision) benefit	(12)	324	—

Net loss	$(1,005)	$(526)	$(2,251)

Net loss per share of common stock (basic and diluted)	$(0.12)	$(0.07)	$(0.44)

Weighted average common shares and equivalents used in computing loss per share—basic and diluted	8,253,765	7,030,153	5,174,159

See notes to consolidated financial statements.

Healthaxis Inc. and Subsidiaries

Consolidated Statements of Changes in Stockholders' Equity

(Dollars and shares in thousands)

	Preferred Stock		Common Stock
					Additional Paid-In Capital	Accumulated Deficit	Employee Notes Receivable
	Shares	Amount	Shares	Amount				Total
Balance, December 31, 2004	3,100	$3,100	3,518	$352	$444,221	(434,851)	$(23)	$12,799
Net loss						(2,251)		(2,251)
Sale of Common Stock			2,222	222	4,034			4,256
Conversion of Preferred Stock to Common	(348)	(348)	349	35	313			—
Stock option compensation	—	—	—	—	3	—	—	3

Balance, December 31, 2005	2,752	2,752	6,089	609	448,571	(437,102)	(23)	14,807
Net loss						(526)		(526)
Issuance of Restricted Stock			72	7	83			90
Payments to register Common Stock					(49)			(49)
Conversion of Preferred Stock to Common	(2,012)	(2,012)	2,011	201	1,811	—	—	—

Balance, December 31, 2006	740	740	8,172	817	450,416	(437,628)	(23)	14,322
Net loss						(1,005)		(1,005)
Issuance of Restricted Stock			154	16	211			227
Forfeiture of shares	—	—	(6)	(1)	(9)	—	18	8

Balance, December 31, 2007	740	$740	8,320	$832	$450,618	$(438,633)	$(5)	$13,552

See notes to consolidated financial statements

Healthaxis Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Dollars in thousands)

	Years Ended December 31,
	2007	2006	2005
Cash flows from operating activities
Net loss	$(1,005)	$(526)	$(2,251)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,128	1,095	1,478
Reversal of contingent tax accrual	—	(324)	(979)
Equity compensation	301	90	3
Allowance for doubtful accounts	102	—	(41)
Other	—	(5)	6
Changes in operating assets and liabilities:
Accounts and notes receivable	(193)	(1,372)	(497)
Prepaid expenses	34	84	7
Other assets	211	(223)	(24)
Accounts payable and accrued liabilities	(258)	296	194
Deferred revenues	(303)	986	(297)
Other liabilities	(96)	(132)	(42)

Net cash used in operating activities	(79)	(31)	(2,443)

Cash flows from investing activities
Software and contract start-up costs capitalized	(446)	(1,234)	(278)
Proceeds from the sale of property and equipment	—	7	9
Purchases of property, equipment and software and internally developed capitalized software	(367)	(576)	(745)

Net cash used in investing activities	(813)	(1,803)	(1,014)

Cash flows from financing activities
Proceeds from lines of credit	559	1,016	—
Payments on note payable and lines of credit	(408)	(500)	—
Payments to register common shares	—	(49)	—
Proceeds from the issuance of common stock	—	—	4,256

Net cash provided by financing activities	151	467	4,256

Increase (decrease) in cash and cash equivalents	(741)	(1,367)	799
Cash and cash equivalents, beginning of year	3,362	4,729	3,930

Cash and cash equivalents, end of year	$2,621	$3,362	$4,729

Supplemental disclosure of cash flow information:
Interest paid	$165	$59	$29

Non-cash financing activities:
Exchange of convertible preferred stock for common stock	$—	$2,011	$349

Accounts receivable applied to note and interest payable in lieu of cash	$412	$780	$793

See notes to consolidated financial statements

Healthaxis Inc. and Subsidiaries

Notes To Consolidated Financial Statements

Note 1—Organization and Summary of Significant Accounting Policies

        Healthaxis Inc. ("Healthaxis") is a Pennsylvania corporation organized in 1982. Healthaxis is a technology-enhanced provider of fully integrated solutions and services for health benefit administrators and health insurance claim processors. These solutions, which are comprised of software products and related business process services, are designed to assist health insurance payers, third party administrators ("TPA"), preferred provider organizations ("PPO"), and self-administered employer groups provide enhanced claims related services to members, employees, employers and providers at lower cost. These services are provided through the application of Healthaxis' flexible technology on an Application Service Provider ("ASP") basis. These technology solutions are complemented by Healthaxis' web-based capabilities and Business Process Outsourcing ("BPO") services, which are offered to the Company's ASP clients and on a stand-alone basis. BPO solutions include the automated capture, imaging, storage and retrieval of electronic claims, attachments, and related correspondence, in addition to rules-based claims pre-adjudication and editing and automated PPO routing (via electronic data interchange or "EDI") and repricing.

Principles of consolidation

        The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany accounts and transactions have been eliminated.

Use of estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues, expenses, assets, and liabilities and disclosure of contingencies. Actual results could differ from those estimates.

Cash equivalents

        Cash equivalents consist of highly liquid investments with maturities of three months or less from date of purchase. The Company maintains its cash accounts at several commercial banks. Cash accounts at each bank often exceed amounts that are insured by the Federal Deposit Insurance Corporation.

Accounts and Notes Receivable

        Accounts and notes receivable consist primarily of customer billings and unbilled receivables pending billings in accordance with contract terms. An allowance for doubtful accounts is maintained based upon the Company's history and a periodic review of the accounts. The allowance increased by $102,000 during 2007, there was no significant change to the allowance in 2006, and better than expected collection experience resulted in a reversal of $41,000 of bad debt expense for the year ended December 31, 2005. As individual accounts are deemed to be uncollectable, they are deducted from the allowance for doubtful accounts. No significant amounts were deducted from the allowance for the years ended December 31, 2005, 2006 and 2007.

Property, equipment and software

        Property, equipment and software are recorded at cost. Expenditures for improvements that increase the estimated useful lives of the assets are capitalized. Healthaxis incurs development costs that relate primarily to the development of new products and major enhancements to existing services and products. All development costs related to internal use software development projects incurred

Healthaxis Inc. and Subsidiaries

Notes To Consolidated Financial Statements (Continued)

Note 1—Organization and Summary of Significant Accounting Policies (Continued)

prior to the time of completing analysis, design and a detailed project plan are expensed. Costs incurred after completion of the project plan are capitalized until the software is released into production and made available to customers on our system. Expenditures for repairs and maintenance are charged to operations as incurred. Depreciation and amortization, including amortization of capital leases, are provided using the straight-line method over the estimated useful lives of the assets ranging from 1 to 7 years or the lessor of estimated useful life or the term of the lease in the case of leasehold improvements.

Contract Start-up costs

        Healthaxis capitalizes costs, including direct labor and fringe benefits, directly attributable to start-up activities for ASP arrangement based long-term contracts. Such costs are amortized ratably over the period of time expected to benefit from the start-up activities, which generally approximates the life of the respective contract. All other start-up costs are expensed as incurred. Contract start-up costs capitalized during the years ended December 31, 2007, 2006, and 2005 totaled $446,000, $1.2 million, and $278,000, respectively. Healthaxis recorded amortization expense relating to contract start-up costs of $453,000, $345,000, and $482,000, during the years ended December 31, 2007, 2006, and 2005, respectively.

Customer Base Intangible

        Healthaxis' customer base intangible was recorded as a result of a business combination transaction and was amortized over a period of four years. Healthaxis recorded amortization expense relating to the customer base costs totaling $84,000 during the year ended December 31, 2005. The balance was fully amortized as of December 31, 2005.

Goodwill

        Statement of Financial Accounting Standards ("SFAS") No. 142 "Goodwill and Other Intangible Assets", requires that goodwill and intangible assets deemed to have an indefinite useful life be reviewed for impairment, annually and upon the occurrence of any event that indicates potential impairment. The Company performs its annual impairment review during the fourth quarter of each year based upon an October 1 date. The Company does not have any intangible assets with an indefinite life.

Impairment of long-lived assets

        The Company reviews its long-lived assets and certain intangible assets for impairment on an annual basis or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets held and used is generally measured by a comparison of the carrying amount of an asset to undiscounted pre-tax future net cash flows expected to be generated by that asset. An impairment loss is recognized for the amount by which the carrying amount of the assets exceeds the fair value of the assets estimated using discounted cash flows.

Segments

        The business of the Company consists of services related to the processing of benefits claims for U.S. customers, which falls within a single industry and geographic segment. The Company produces

Healthaxis Inc. and Subsidiaries

Notes To Consolidated Financial Statements (Continued)

Note 1—Organization and Summary of Significant Accounting Policies (Continued)

consolidated information on operations (excluding sales, general and administrative expenses), which is regularly reviewed by the executive management committee of the Company in assessing performance and as an aid in making decisions about how resources are to be allocated.

Stock-Based Compensation

        In December 2004, the Financial Accounting Standards Board (FASB) issued a revision of Statement of Financial Accounting Standards No. 123 (SFAS 123R), "Accounting for Stock-Based Compensation" which requires companies to use SFAS 123R instead of Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" (APB 25) which allowed companies to measure and record the cost of employee services received in exchange for an award of equity instruments based on intrinsic value. SFAS 123R requires companies to measure the cost of employee services received in exchange for an award of equity instruments (typically stock options) based on grant-date fair value of the award. The fair value is estimated using option-pricing models. The resulting cost is recognized over the period during which an employee is required to provide service in exchange for the award, usually the vesting period. Prior to the adoption of SFAS 123R, this accounting treatment was optional with pro forma disclosures required.

        We adopted SFAS 123R effective January 1, 2006 using the modified prospective transition method. SFAS 123R is effective for all stock options and other awards granted after January 1, 2006 and any stock options or other awards previously granted but that vest in 2006 or in the future. In November 2005, the Compensation Committee of the Board of Directors approved the acceleration of vesting of all unvested options, the exercise price for which exceeded the then current stock price, thus there is no compensation expense required related to prior stock option grants. This action was taken in consideration of the interest of the Company's shareholders in having the Company's earnings impacted by the approximately $181,000 in compensation expense that the Company would otherwise have recorded over four years beginning in the first quarter of 2006, upon the adoption of FAS123R. The Board of Directors and the Compensation Committee also weighed the potential detrimental effect of early vesting on the employee retention value of the current vesting schedules for the affected options and employees in taking this action. No new option grants have been made in 2006 or 2007.

        The following table illustrates the pro forma effect on net loss and loss per share for the periods prior to adoption of SAFAS 123R, had we applied the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-based Compensation" (amounts in thousands except per share data):

2005
Net loss attributable to common shareholders	$(2,251)
Stock based compensation expense recorded under the intrinsic value method	3
Pro forma stock based compensation expense computed under the fair value method	(508)

Pro forma net loss applicable to common stock	$(2,756)

Loss per share of common stock, basic and diluted:
As reported	$(0.44)
Pro forma	$(0.53)

Healthaxis Inc. and Subsidiaries

Notes To Consolidated Financial Statements (Continued)

Note 1—Organization and Summary of Significant Accounting Policies (Continued)

        The fair value of the options and warrants granted are estimated on the date of grant using the Black-Scholes option pricing model. The major assumptions used include no dividends paid, a weighted average expected life of two to seven years, expected stock volatility of 60% to 122% and risk free interest rates ranging from 2.75% to 4.85%. The weighted-average grant-date fair value of options granted during 2005 with an exercise price equal to market price was $0.80 and the weighted-average grant-date fair value of options granted in 2005 with an exercise price greater than market price was $1.14.

Revenue recognition

        The Company's revenues consist primarily of application service provider (ASP) fees, transaction fees and professional service fees. The ASP services are substantially dependent on the Company's proprietary software and agreements with customers contain a license for the use of the relevant software. However, the customer does not have the contractual right to take possession of the software. The customer's access to the Company's hosted software is through dedicated data lines or the internet. With some exceptions, the Company has not historically licensed its benefits administration and claims processing software for installation on customers' systems. No new such licenses were granted since 2003 and the only revenue since that time from such licenses were ongoing fees from past licenses that are payable based on customer usage. These revenue sources are described below.

        A significant portion of the Company's revenue is based on providing ASP services to our health insurance company, third-party administrator and self-insured plan customers. The ASP service includes a license to use our benefits administration and claims processing software, including hosting, maintenance and support, which is typically charged on a per-employee-per-month (PEPM), or per-member-per-month (PMPM) basis. In addition, the Company surrounds these hosted software-use rights with such BPO services as imaging, data capture and retrieval, EDI and print and mail services, as well as PPO routing and repricing services, and claims editing services. These services are typically charged on a transaction fee basis, such as per claim, per image and per document. Due to the long-term nature of the ASP arrangement, and because all revenue elements included in the collective services are typically not sold separately, the ASP and BPO service revenues are recognized ratably over the term of the agreement and/or as transaction services are provided.

        In preparation for providing services under these multi-year ASP contracts, the Company also usually agrees to perform certain start-up activities directly related to customizing and configuring the licensed software and loading insurance plan data for performance under the contract. The Company defers costs and revenues relating to these start-up activities and recognizes such costs and revenues ratably over the period of time expected to benefit from the start-up activities, which generally approximates the term of the ASP contract.

Healthaxis Inc. and Subsidiaries

Notes To Consolidated Financial Statements (Continued)

Note 1—Organization and Summary of Significant Accounting Policies (Continued)

        Periodically, while an ASP contract is in place, the Company also performs professional services upon request and recognizes the related revenue on a time and materials basis as services are performed. Such professional services are not sold in conjunction with a software license included in the original ASP contract or other revenue elements and, therefore, are accounted for separately from the ASP contract.

Income taxes

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that the deferred tax assets will not be realized.

        On January 1, 2007, the Company adopted the provisions for FIN 48, which is an interpretation of SFAS No. 109. FIN 48 prescribes a recognition threshold that a tax position is required to meet before being recognized in the financial statements and provides guidance on de-recognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition issues. FIN 48 contains a two-step approach to recognizing and measuring uncertain tax positions accounted for in accordance with SFAS No. 109. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained upon ultimate settlement with a taxing authority, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon ultimate settlement. Prior to January 1, 2007 and the implementation of FIN 48, the Company recorded tax contingencies when the exposure item became probable and reasonably estimable, in accordance with SFAS No. 5, Accounting for Contingencies. The adoption of FIN 48 has not had a material effect on our financial position or results of operations for 2007 and we do not expect our unrecognized tax benefits to change significantly over the next twelve months.

        Additionally, FIN 48 requires the Company to accrue interest and related penalties, if applicable, on all tax positions for which reserves have been established consistent with jurisdictional tax laws. Our policy to include interest and penalties related to unrecognized tax benefits within the provision for income taxes did not change as a result of adopting FIN 48. The interest and penalties as of December 31, 2007 and for the years ended December 31, 2007, 2006 and 2005 were zero. The Company files tax returns in each jurisdiction in which it is registered to do business. For each jurisdiction a statute of limitations period exists. After a statute of limitations period expires, the respective tax authorities may no longer assess additional income tax for the expired period. Similarly, the Company is no longer eligible to file claims for refund for any tax that it may have overpaid. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax for the years before 2003.

Basic and diluted loss per share of common stock

        Basic loss per share is computed only on the weighted average number of common shares outstanding during the respective periods. Diluted earnings per share is computed to show the dilutive effect, if any, of convertible preferred stock, restricted stock, stock options and warrants using the treasury stock method based on the average market price of the stock during the respective periods.

Healthaxis Inc. and Subsidiaries

Notes To Consolidated Financial Statements (Continued)

Note 1—Organization and Summary of Significant Accounting Policies (Continued)

The effect of including the convertible preferred stock, restricted stock, stock options and warrants, as of December 31, 2007, 2006, and 2005, respectively, into the computation of diluted earnings per share would be anti-dilutive. Accordingly, these items have not been included in the computation. Following is a summary of these securities:

	As of December 31,
	2007	2006	2005
Options	1,146,062	1,193,542	1,366,843
Restricted Stock	287,000	154,000	—
Warrants	7,229,186	7,229,186	7,229,186
Preferred stock	740,401	740,401	2,751,658

Total common shares if converted	9,402,649	9,317,129	11,347,687

Reclassifications of prior year amounts

        Certain prior year amounts have been reclassified to conform with the 2007 presentations.

Concentrations of Credit Risk and Fair Value of Financial Instruments

        The Company's customers are dispersed across many different geographical areas within the United States. For the periods presented, three customers accounted for more than 10% of revenues as follows:

	Percent of Revenue			Percent of Accounts and note receivable as of December 31,
	2007	2006	2005	2007	2006
Customer A	28%	24%	14%	32%	30%
Customer B	20%	22%	23%	9%	10%
Customer C	17%	17%	20%	21%	28%

        For customer A, approximately thirty percent of the balance results from Healthaxis providing the customer extended payment terms for professional services billings related to implementation under a note receivable bearing interest at a rate of 6%. To the extent payment terms extend beyond one year, the long-term portion of the receivable is classified as "Other assets" in the noncurrent assets section of the accompanying Consolidated Balance Sheets. As of December 31, 2007, the balance of the note receivable was $245,000, all of which was classified as current. As of December 31, 2006, the balance of the note receivable was $499,000, with a long-term portion of approximately $223,000.

        The Company does not require collateral from its customers. Most customer contracts provide Healthaxis the ability to discontinue monthly ASP services in the event of non-payment, which could be detrimental to the customer. As a result, historical bad debts have not been material. An allowance for doubtful accounts is maintained for estimated losses on specific accounts. Management estimates the allowance for each account, if any, considering the historical payment history of the customer. Generally, uncollectable accounts are charged off when the account becomes nine months old, and the customer has indicated its intent to not pay.

Healthaxis Inc. and Subsidiaries

Notes To Consolidated Financial Statements (Continued)

Note 1—Organization and Summary of Significant Accounting Policies (Continued)

        The carrying amount of cash and cash equivalents, accounts receivable, notes receivable, notes receivable from employees, accounts payable, notes payable and accrued liabilities approximates fair value due to the short maturities of these instruments or the market rate of interest, if applicable. The Company has no derivative financial instruments.

Recent accounting pronouncements

        In September 2006, FASB Statement 157, "Fair Value Measurements" ("SFAS 157") was issued. SFAS 157 establishes a framework for measuring fair value by providing a standard definition of fair value as it applies to assets and liabilities. SFAS 157, which does not require any new fair value measurements, clarifies the application of other accounting pronouncements that require or permit fair value measurements. On February 12, 2008, FASB Staff Position No. FAS 157-2 "Effective Date of FASB Statement No. 157" was released. This FSP applies to nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in an entity's financial statements on a recurring basis (at least annually). This FSP defers the effective date of Statement 157 to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years for items within the scope of this FSP. The adoption of SFAS 157 is not anticipated to have a material impact on our Consolidated Financial Statements.

        In February 2007, FASB Statement 159, "The Fair Value Option for Financial Statement Assets and Financial Liabilities" ("SFAS 159") was issued. SFAS 159 allows entities the option to measure eligible financial instruments at fair value as of specified dates. Such election, which may be applied on an instrument-by-instrument basis, is typically irrevocable once elected. The effective date for the Company is January 1, 2008. The adoption of SFAS 159 is not anticipated to have a material impact on our Consolidated Financial Statements.

        In December 2007, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141 (Revised 2007), "Business Combinations" ("SFAS 141R"). SFAS 141R will significantly change the accounting for business combinations. Under SFAS 141R, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. SFAS 141R will change the accounting treatment for certain specific acquisition related items including: (1) expensing acquisition related costs as incurred; (2) valuing noncontrolling interests at fair value at the acquisition date; and (3) expensing restructuring costs associated with an acquired business. SFAS 141R also includes a substantial number of new disclosure requirements. SFAS 141R is to be applied prospectively to business combinations for which the acquisition date is on or after January 1, 2009. We expect SFAS 141R will have an impact on our accounting for future business combinations once adopted but the effect is dependent upon the acquisitions that are made in the future.

        In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements" ("SFAS 160"). SFAS 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary (minority interest) is an ownership interest in the consolidated entity that should be reported as equity in the Consolidated Financial Statements and separate from the parent company's equity. Among other requirements, this statement requires consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest. It also requires disclosure, on the face of the Consolidated Statement of

Healthaxis Inc. and Subsidiaries

Notes To Consolidated Financial Statements (Continued)

Note 1—Organization and Summary of Significant Accounting Policies (Continued)

Operations, of the amounts of consolidated net income attributable to the parent and to the noncontrolling interest. We expect SFAS 160 will have an impact on our accounting for future business combinations once adopted but the effect is dependent upon the acquisitions that are made in the future.

Note 2—Property, Equipment and Software

        Property, equipment and software, at cost, consist of the following:

		(Table in thousands) December 31,
	Useful Lives (Years)
		2007	2006
Computer equipment	3	$5,171	$5,006
Office furniture and equipment	7	351	351
Leasehold improvements	3-5	176	175
Computer software	1-3	2,892	2,572

		8,590	8,104
Less accumulated depreciation and amortization		(7,229)	(6,554)

		$1,361	$1,550

        Property, equipment, and software depreciation and amortization expense totaled $675,000, $644,000, and $486,000 for the years ended December 31, 2007, 2006 and 2005, respectively.

Note 3—Accrued Liabilities and Other Liabilities

        Accrued liabilities and other liabilities consist of the following:

	(Table in thousands) December 31,
	2007	2006
Salaries, benefits and payroll taxes	$322	$253
Taxes	69	61
Deposits	202	174
Other	249	195

	842	683
Less portion classified as long-term liabilities	(202)	(174)

Accrued liabilities	$640	$509

        Other long-term liabilities at December 31, 2007 and 2006 consist of customer deposits.

Healthaxis Inc. and Subsidiaries

Notes To Consolidated Financial Statements (Continued)

Note 4—Notes Payable and Lines of Credit

	December 31,
	2007	2006
	(Table in thousands)
Working capital line of credit	$800	$500
Equipment line of credit	705	516
Note payable	93	843

Total notes payable and lines of credit	1,598	1,859
Less: current portion	406	1,405

Total long-term debt	$1,192	$454

        In 2006, the Company executed a Loan and Security Agreement (the "LSA") with Silicon Valley Bank ("SVB"), with respect to a revolving line and equipment advances. On April 16, 2007, the Company amended the LSA such that the Company may borrow (a) up to the lesser of (i) $3 million or (ii) 80% of eligible accounts receivable subject to certain adjustments and (b) up to $1 million for equipment purchases completed by September 30, 2007. The LSA also provides for certain treasury management services, including letters of credit, foreign currency exchange contracts, and various cash management services. Advances under the LSA bear interest at SVB's prime rate (7.25% at December 31, 2007) plus 1.0% for revolving advances or 1.5% for equipment advances. The revolving line also has an unused line facility fee equal to 0.375% per annum of the average unused portion of the revolving line. The LSA contains customary affirmative and negative covenants, and requires that the Company maintain specified Adjusted Quick Ratio (ratio of certain current assets to certain liabilities as defined in the LSA), EBITDA, and debt service coverage requirements. The advances under the LSA are secured by a first priority lien on substantially all the assets of the Company, including intellectual property. The revolving line matures April 16, 2009; the equipment line matures March 1, 2010 with expected principal payments of $313,000, $313,000 and $79,000 in 2008, 2009, and 2010, respectively. Based on the calculation of the borrowing base as of December 31, 2007, the Company would have been eligible to draw up to approximately $2.1 million under the working capital line of credit. No availability existed on the equipment line as of December 31, 2007 due to the expiration of the draw period. The Company is in compliance with its covenants at December 31, 2007.

        On September 30, 2003, the Company purchased all Healthaxis securities held by a major shareholder, UICI, for $3.9 million. In conjunction with the purchase, the Company entered into a promissory note in the amount of $3.4 million, which was due over three years and bore interest at 6%. Until August 2007, the promissory note was being paid through deductions from the monthly invoices for BPO services provided by the Company to the Mega Life & Health Insurance Company ("Mega"), a UICI subsidiary. The amount of the monthly payment was equal to the greater of one half of the Mega invoice amount for BPO services or $65,000. To the extent that deductions to the monthly invoices were less than $65,000, the Company was required to pay the difference in cash. In 2006, the Company extended its note payable to HealthMarkets (formerly known as UICI). Under the renewal promissory note, Healthaxis paid HealthMarkets $500,000 in August 2006 and continued to make monthly payments as described above. As of December 31, 2007, the note had a balance of $93,000 outstanding, which the Company paid in full in January 2008.

Healthaxis Inc. and Subsidiaries

Notes To Consolidated Financial Statements (Continued)

Note 5—Post Retirement and Post Employment Liabilities and Employee Benefit Plans

        Healthaxis has an obligation to provide certain post retirement benefits, primarily lifetime health, dental and life insurance coverage, to a group of individuals originally consisting of three former executives and 17 retired employees of a predecessor company. Because this obligation exists until the death of the participants, actuarial calculations, which include the use of estimates, are used to determine the carrying value of the liability. These estimates include a life expectancy of 85 years, a discount rate of 5.3% to 5.9% to calculate the present value of the expected future costs, a 2% to 4.3% annual growth factor for life insurance and a range of 6% to 12% annual growth factor for medical insurance. It is reasonably possible that these estimates could change in the near term. The effect of a one-percentage-point increase or decrease in the assumed health care cost trend rate results in an approximate $29,000 increase and $27,000 decrease, respectively, on the accumulated post retirement obligation.

        Changes in the post retirement and post employment liabilities were as follows:

(Table in thousands)
Balance at December 31, 2005	$899
Interest cost	54
Service cost	58
Benefits paid	(119)

Balance at December 31, 2006	892
Interest cost	52
Transition amortization	3
Benefits paid	(122)

Balance at December 31, 2007	$825

        At December 31, 2007 and 2006, the unamortized, unrecognized net obligation existing at the date of the initial application of SFAS No. 106 "Employers' Accounting for Postretirement Benefits Other Than Pensions" was zero and $3,000, respectively. The amortization of this transition liability was $3,000 for the year ended December 31, 2007, and $58,000 per year for the years ended December 31, 2006, and 2005, and is included as a component of service cost. In 2006, the Company adopted SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)", the impact of which was not material.

        Benefits expected to be paid for each of the next five years and in aggregate thereafter are as follows:

(Table in thousands)
2008	$121
2009	91
2010	91
2011	86
2012	80
Thereafter	356

        The contributions to be paid under the plan in 2008 represent the amount for premiums and other payments under the plan. There are no plan assets related to these post retirement benefit plans.

Healthaxis Inc. and Subsidiaries

Notes To Consolidated Financial Statements (Continued)

Note 5—Post Retirement and Post Employment Liabilities and Employee Benefit Plans (Continued)

        The Company sponsors a defined contribution retirement savings plan under section 401(k) of the Internal Revenue Code covering substantially all employees. All contributions are subject to limitations imposed by IRS regulations. The total benefit expense under this plan amounted to $99,000, $126,000, and $142,000, for the years ended December 31, 2007, 2006, and 2005, respectively.

Note 6—Income Taxes

        Significant components of deferred taxes consisted of the following:

	December 31,
	2007	2006
	(Table in thousands)
Deferred tax assets:
Allowance for doubtful accounts	$3	$2
Post employment retirement benefits	289	312
Net operating and capital loss carryforwards	52,651	53,349
Accrued expenses and deferred revenues	477	538
Deferred rent	93	87
Other	2	2

Total deferred tax assets	53,515	54,290
Deferred tax liabilities:
Capitalized software development costs	(38)	(44)
Other, net	(568)	(557)

Total deferred tax liabilities	(606)	(601)

Deferred tax asset before valuation allowance	52,909	53,689
Valuation allowance	(52,909)	(53,689)

Net deferred tax asset	$—	$—

        The Company's net operating loss carryforward amounts of $150.4 million begins to expire in 2018 and fully expires in 2026. The Company's capital loss carryforward amounts of $1.0 million fully expired in 2007.

        As a result of the Company's numerous capital transactions, the utilization of NOL carryforwards is limited. Additionally, the utilization of these NOL's, if available, to reduce future income taxes is dependent on the generation of sufficient taxable income prior to their expiration. As it is considered more likely than not that the deferred tax assets will not be realized, the Company has established a valuation allowance for all net deferred tax assets.

        The Company paid no federal income tax in 2006 or 2007.

        In May 2006, the State of Texas enacted a margin tax which will become effective in 2008. This margin tax will require the Company to determine a tax of 1.0% on our "margin", as defined in the law, beginning in 2008 based on our 2007 results. The margin to which the tax rate will be applied generally will be calculated as our revenues for federal income tax purposes less the cost of wages for federal income tax purposes, as adjusted for specific items, in the State of Texas. Under the provisions of SFAS No. 109, "Accounting for Income Taxes", the Company is required to record the effects on

Healthaxis Inc. and Subsidiaries

Notes To Consolidated Financial Statements (Continued)

Note 6—Income Taxes (Continued)

deferred taxes for a change in tax rate or tax law in the period that includes the enactment date. The effect on the newly enacted margin tax on the Company's deferred taxes has been evaluated and does not have a material effect on the Company's financials. The current tax effect of the margin tax has been recorded as a current tax expense of $12,000 for the year ended December 31, 2007.

        Under SFAS No. 109, taxes based on income like the Texas margin tax are accounted for using the liability method under which deferred taxes are recognized for the future tax effects of temporary differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities using the enacted statutory tax rates in effect at the end of the period. A valuation allowance for deferred tax assets is recorded when it is more likely than not that the benefit from the deferred tax asset will not be realized.

        The reconciliation of the recorded income tax provision to the benefit expected by applying the appropriate statutory income tax rate (35%) to the loss before income taxes is as follows:

	Years Ended December 31,
	2007	2006	2005
	(Table in thousands)
Amount computed at statutory rate	$(312)	$(298)	$(788)
Change in valuation allowance	(780)	283	779
State tax, net	12	—	—
Reversal of contingent tax liability	—	(324)	—
Expiration of capital loss carryforward	1,085	—	—
Other permanent differences	7	15	9

Total income tax provision (benefit)	$12	$(324)	$—

Note 7—Stockholders' Equity

         2005 Tak Investments Financing Transaction.    Following approval by the Company's common shareholders, on May 13, 2005 the Company closed a financing transaction with Tak Investments, a corporation owned by Mr. Sharad Tak. Under the terms and conditions of the Stock and Warrant Purchase Agreement with Tak Investments (the "Purchase Agreement"), the Company issued to Tak Investments 2,222,222 shares of common stock at a per share purchase price of $2.25 for an aggregate initial investment of $5.0 million. Tak Investments also received three warrants (the "Warrants") at the Closing. The first Warrant, which provides for an exercise price of $2.25 per share of common stock and a term of two years following registration of the underlying shares, permits the Company to call the exercise of up to 3,333,333 shares of common stock (for an aggregate of up to $7.5 million) under certain conditions, but only permits Tak Investments to exercise the Warrant for up to 2,222,222 shares of common stock (for an aggregate of $5.0 million). The Company's ability to call the exercise of the first Warrant is subject to the satisfaction of certain conditions, including unanimous approval of such action by the Company's Board of Directors (which requires the approval of Tak Investments's designees to the Board, as referenced below). Tak Investments also received two additional warrants representing the right to purchase additional shares of common stock at prices of $2.70 and $3.15 per share. The number of shares of common stock subject to these two additional Warrants is dependent upon the amount ultimately exercised under the first Warrant, but could total up to an additional 2,777,778 shares of common stock and could provide additional cash to the Company of up to $8.1 million.

Healthaxis Inc. and Subsidiaries

Notes To Consolidated Financial Statements (Continued)

Note 7—Stockholders' Equity (Continued)

        In connection with the Closing, the Company and Tak Investments entered into a number of related agreements. Under the terms of an Investor Rights Agreement, the securities purchased by Tak Investments are subject to limited transfer restrictions, and Tak Investments has the right to approve certain fundamental corporate activities, the right to participate in other Healthaxis equity financings and, depending upon the size of the Company's Board of Directors and Tak Investments's continuing ownership position in the Company, the right to designate one to three nominees for election to the Company's Board of Directors. Currently, Tak Investments has one designee sitting on the Board of Directors. The parties also entered into a Registration Rights Agreement under which the Company agrees to file a registration statement covering the resale of the shares of common stock purchased under the Purchase Agreement or through exercise of the Warrants.

        As a part of the closing, the Company also entered into a five year Remote Resourcing Agreement with Healthcare BPO Partners L.P., a company affiliated with Tak Investments and owned by Mr. Tak. Healthcare BPO Partners, based in Jaipur, India, provides personnel and infrastructure that is utilized by the Company to provide business process outsourcing services and other software development and technical support services to support the Company's operations. The resources provided by Healthcare BPO Partners supplement the Company's existing wholly-owned operations in Utah, Texas and Jamaica. As a part of the Resourcing Agreement, Healthcare BPO Partners previously provided data center hosting services, at a Vienna Virginia facility, to Healthaxis, however, the Company terminated those services in September 2007.

         Preferred Stock.    In 2004, Healthaxis consummated a transaction modifying the terms of its Series A Convertible preferred stock and providing for the issuance to its preferred shareholders of warrants to purchase shares of the Company's common stock. Under the terms of the agreements with the preferred shareholders, shares of the preferred stock ("new") were convertible into an aggregate of 3,850,000 shares of the Company's common stock. The preferred shareholders also received warrants with a term of five years entitling them to purchase up to 1,000,000 shares of common stock at an exercise price of $5.50 per share (subject to a cashless exercise feature that applies under some circumstances). As of December 31, 2007, there remain outstanding 740,401 shares of preferred stock that have yet to be converted into shares of common stock, and none of the warrants received by the preferred shareholders have yet been exercised. Holders of the preferred stock have no liquidation preference, no voting rights except as required by law, the right to receive a nominal dividend of $0.0001 per share semi-annually (aggregating less than $1,000 per year in total) and otherwise on a pro-rata basis to the extent that dividends are paid to holders of common stock, limited anti-dilution rights in the context of stock splits, stock dividends and similar transactions, and no redemption rights.

        The preferred stock is convertible into shares of common stock at the option of a preferred shareholder at any time, and in any amount. In the event of the transfer of shares of preferred stock in accordance with the terms of the agreements with the preferred shareholders, the preferred stock automatically converts into shares of common stock. Healthaxis may compel conversion of the preferred stock or exercise of the warrants granted to the preferred shareholders under some circumstances.

        Prior to conversion, the preferred stock only has the right to vote to the extent it is entitled to do so under applicable law. Under applicable law, the preferred stock is entitled to vote separately as a class in certain instances, including in the event of a merger or consolidation that would effect some

Healthaxis Inc. and Subsidiaries

Notes To Consolidated Financial Statements (Continued)

Note 7—Stockholders' Equity (Continued)

types of changes in the Company's articles of incorporation. To the extent that applicable law entitles the preferred stock to vote on a given merger or consolidation transaction, the preferred shareholders have agreed to vote their shares in favor of the merger or consolidation if the common shareholders approve the merger or consolidation and if the per share price to be received by the preferred shareholders in the merger or consolidation for each share of preferred stock is at least equal to what they would have received in the merger or consolidation if they had converted their shares of preferred stock into shares of common stock immediately prior to the merger or consolidation.

        Healthaxis has registered for resale the shares of common stock issuable upon conversion of the preferred stock or exercise of the warrants. The preferred shareholders converted two million and 349,000 shares of preferred stock into shares of common stock on a one-for-one basis for the years ending December 31, 2006 and 2005, respectively. No preferred shares were converted into common stock during 2007.

Note 8—Stock Options, Restricted Stock and Warrants

        From 1996 through 1999, Healthaxis maintained several stock option plans that provided for option grants to directors and key employees of Healthaxis and its subsidiaries. In addition, certain Healthaxis option plans provided for grants to non-employee field representatives and agents related to Healthaxis' discontinued insurance operations. These plans have been inactive since 2000. The total number of options outstanding under these plans as of December 31, 2007 is 286,963.

        On January 26, 2001, the Healthaxis shareholders approved the 2000 Stock Option Plan ("2000 Plan"). Under the 2000 Plan, employees, officers and directors of Healthaxis, as well as certain consultants, were eligible to receive Healthaxis options. Nonqualified or incentive stock options may be granted. The plan was administered by the Compensation Committee, which is appointed by the Company's Board of Directors. The Compensation Committee determined such things as the number of options to be granted to each participant, the exercise price, the vesting schedule and the expiration date. Options awarded under this plan include a mandatory Confidentiality and Non-Interference attachment, whereby the recipient agrees to certain covenants as a prerequisite to receiving the option award. The total number of options outstanding under the 2000 Plan as of December 31, 2007 is 763,749.

        On June 29, 2005, the Healthaxis shareholders approved the Healthaxis Inc. 2005 Stock Incentive Plan (the "2005 Plan") as a complete amendment and restatement of the Healthaxis 2000 Plan. Under the 2005 Plan, employees, non-employee directors, executive officers, consultants and advisors of the Company are eligible to receive Healthaxis stock-based awards. Such awards may include incentive stock options, nonstatutory stock options, stock appreciation rights, stock units and performance shares, and restricted stock awards. The 2005 Plan is administered by the Compensation Committee, which determines such things as the type of award to be granted to each participant, quantity, exercise price, vesting schedule, and expiration date. The 2005 Plan prohibits the grant of a stock option with an exercise price less than the fair market value of the Company's stock on the date of grant. The total number of options outstanding under the 2005 Plan as of December 31, 2007 is 95,350.

        During 2005, the Compensation Committee of the Board of Directors approved the acceleration of vesting of all unvested options. No stock-based employee compensation cost is reflected in the Company's net loss, as all options granted under these plans had an exercise price greater than or equal to the market value of the underlying common stock on the date of grant. At the time of the

Healthaxis Inc. and Subsidiaries

Notes To Consolidated Financial Statements (Continued)

Note 8—Stock Options, Restricted Stock and Warrants (Continued)

acceleration, the Company had a total of 1,400,856 employee and director stock options outstanding, of which 1,098,061 were vested and 302,795 were unvested. All of the unvested options are governed by the 2005 Plan. The Compensation Committee of the Board of Directors has authority to accelerate vesting of options governed by the 2005 Plan. Upon the request of the Company's Board of Directors, the Compensation Committee reviewed details regarding the terms, including the exercise price, and number of shares subject to options issued under the Plan. After conducting such a review, the Compensation Committee took action to immediately vest of all of the 302,795 previously unvested options, all of which were out-of-the-money (had an exercise price that was greater than the closing price of the Company's common stock on that date). This action was taken in consideration of the interest of the Company's shareholders in not having the Company's earnings impacted by the approximately $181,000 in compensation expense that the Company would otherwise have recorded over four years beginning in the first quarter of 2006, upon the adoption of FAS 123(R). The Board of Directors and the Compensation Committee also weighed the potential detrimental effect of early vesting on the employee retention value of the current vesting schedules for the affected options and employees in taking this action.

        On May 10, 2006, the Company granted 234,000 shares of restricted stock to its directors, officers, and certain key employees. The restricted stock has been valued at $292,500, which represents the trading value of the stock as quoted on NASDAQ May 10, 2006. The shares of restricted stock granted to directors vested over the calendar year of service, thus they are fully vested as of December 31, 2006, and the shares of restricted stock granted to officers and key employees vest according to performance criteria related to Company objectives. The value of shares that have vested has been reflected as common stock issued and outstanding and recorded as compensation expense in general and administrative expenses. The deferred stock compensation amount related to officers' and key employees' shares is recognized when it is deemed probable that the performance criteria will be achieved. Non-cash equity compensation in the accompanying statement of operations related to these grants for the year ended December 31, 2006 was $90,000, which consisted of $82,000 for directors, $8,000 for key employees, and no amounts vested for executive officers.

        On January 16, 2007, the Company granted 92,500 shares of restricted stock to its directors with a grant date fair value of $128,000, which represents the trading value of the stock on that date. The shares of restricted stock granted to directors vested over the calendar year of service, thus they are fully vested as of December 31, 2007. On April 20, 2007, the Company granted 210,000 shares to officers and key employees with a grant date fair value of $370,000. These shares vest over time, with 25% vesting immediately, and 25% on each of the three successive anniversary dates of the grant. During 2007, the Company recorded a charge of $92,000 to reflect the initial vesting plus $62,000 for the pro rata portion of the subsequent vesting for these shares. Compensation of an additional $19,000 was recorded in 2007 related to the 2006 key employee grants based on achievement of certain performance criteria. Non-cash equity compensation in the accompanying statement of operations related to these grants for the year ended December 31, 2007 totaled $301,000. All shares of restricted stock granted by the Company vest upon a change of control.

        During the period 1998 through 2001, the Company issued a total of 207,781 warrants in connection with marketing and carrier agreements related to the Company's now discontinued website operations, and to employees, consultants and agents of the Company. Of that total, 40,020 are outstanding as of December 31, 2007. During 2004, the Company issued 1,020,000 warrants associated with a preferred stock modification, all of which are outstanding as of December 31, 2007.

Healthaxis Inc. and Subsidiaries

Notes To Consolidated Financial Statements (Continued)

Note 8—Stock Options, Restricted Stock and Warrants (Continued)

        In 2005, the Company issued a) a total of 6,166,666 warrants in connection with the sale of stock to Tak Investments as described in Note 7 and b) 2,500 warrants to Communities Foundation of Texas, a public charity created in accordance with the IRS Code as a vehicle for charitable giving. All of the warrants issued in 2005 were outstanding as of December 31, 2007.

        The following table summarizes the changes in outstanding Healthaxis nonvested restricted stock:

	Number of Shares	Weighted Average Grant Date Fair Value
Outstanding at January 1, 2006	—	$—
Granted	234,000	1.25
Vested	(72,000)	1.25
Forfeited	(8,000)	1.25

Outstanding at December 31, 2006	154,000	1.25
Granted	302,500	1.64
Vested	(160,500)	1.49
Forfeited	(9,000)	1.34

Outstanding at December 31, 2007	287,000	$1.53

Healthaxis Inc. and Subsidiaries

Notes To Consolidated Financial Statements (Continued)

Note 8—Stock Options, Restricted Stock and Warrants (Continued)

        The following table summarizes the changes in outstanding Healthaxis stock options and warrants:

	Stock Options		Warrants
	Number of Shares	Weighted Average Exercise Price	Number of Shares	Weighted Average Exercise Price
Outstanding at January 1, 2005	1,076,359	$11.67	1,114,071	$7.26
Granted	448,050	1.91	6,169,166	2.55
Exercised	—	—	—	—
Forfeited	(84,196)	4.16	—	—
Expired	(73,370)	30.00	(54,051)	36.04

Outstanding at December 31, 2005	1,366,843	7.95	7,229,186	3.03
Granted	—	—	—	—
Exercised	—	—	—	—
Forfeited	(103,400)	3.38	—	—
Expired	(69,901)	41.42	—	—

Outstanding at December 31, 2006	1,193,542	6.38	7,229,186	3.03
Granted	—	—	—	—
Exercised	—	—	—	—
Forfeited	(32,975)	4.03	—	—
Expired	(14,505)	28.75	—	—

Outstanding at December 31, 2007	1,146,062	$6.17	7,229,186	$3.03

Options/Warrants exercisable at December 31,	Number of Options	Weighted Avg. Exercise Price of Options	Warrants
2005	1,366,843	7.95	4,451,409
2006	1,193,542	6.38	4,451,409
2007	1,146,062	6.17	4,451,409

        Following is a summary of the status of stock options outstanding at December 31, 2007:

Outstanding Options				Exercisable Options
Exercise Price Range	Number	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number	Weighted Average Exercise Price
1.72 – 2.25	381,250	7.50	1.90	381,250	1.90

2.26 – 5.00	355,389	6.17	2.58	355,389	2.58

5.01 – 10.00	218,360	2.30	8.20	218,360	8.20

Over 10.00	191,063	0.67	19.01	191,063	19.01

        Total expensed stock based compensation for the years ended December 31, 2007, 2006, and 2005 totaled $301,000, $90,000, and $3,000, respectively.

Healthaxis Inc. and Subsidiaries

Notes To Consolidated Financial Statements (Continued)

Note 9—Related Party and Certain Transactions

Healthcare BPO Partners

        As described in Note 7, the Company entered into a five year Remote Resourcing Agreement with Healthcare BPO Partners L.P., a company affiliated with Tak Investments and owned by Mr. Tak. Healthcare BPO Partners, based in Jaipur India, provides personnel and infrastructure that is utilized by the Company to provide business process outsourcing services and other software development and technical support services to support the Company's operations. The resources provided by Healthcare BPO Partners supplement the Company's existing wholly-owned operations in Utah, Texas and Jamaica. As a part of the Resourcing Agreement, Healthcare BPO Partners also provided data center hosting services, at a Vienna Virginia facility, to Healthaxis through September 2007. For the years ended December 31, 2007, 2006, and 2005, the Company incurred costs of $853,000, $1.1 million, and $376,000 respectively, related to the Resourcing Agreement and at December 31, 2007, 2006, and 2005, the Company had accounts payable to Healthcare BPO Partners of $84,000, $89,000 and $135,000, respectively.

Note 10—Commitments and Contingencies

Operating Lease Obligations

        The Company leases office space and various pieces of equipment under operating leases expiring in various years through 2010. Rental expense for the years ended December 31, 2007, 2006, and 2005 was $431,000, $439,000, and $846,000, respectively. Future minimum rent payments under capital and operating leases through lease termination for each of the next five years and in the aggregate are as follows:

(Table in thousands)
2008	$346
2009	337
2010	184
2011	—
2012	—

$867

Employment Agreements

        Certain corporate officers have employment contracts and are entitled to severance benefits in the case of a termination for other than cause by the Company, or for good reason by the officer, as defined in the officer's employment contract. The Company expects to pay approximately $100,000 under such employment contracts in 2008 and no amounts are presently owed thereafter.

Note 11—Real Estate Lease

        In April 2005, the Company entered into a lease for approximately 20,000 square feet of office space located at 7301 North State Highway 161, Irving, Texas. The new lease was entered into for the purpose of relocating the corporate headquarters from the Company's prior location at 5215 North O'Connor Blvd, Irving, Texas, where the Company occupied approximately 31,300 square feet. Lease

Healthaxis Inc. and Subsidiaries

Notes To Consolidated Financial Statements (Continued)

Note 11—Real Estate Lease (Continued)

payments on the new lease started on January 1, 2006, which coincided with the termination of the North O'Connor Blvd. lease on December 31, 2005.

        In 2005, the Company moved its headquarters and incurred certain costs related to the relocation of personnel and equipment and recorded a lease abandonment charge of $537,000. This charge consisted of relocation costs incurred, the write-off of certain assets abandoned in the move including equipment de-installation charges, the pro-rata share of utility costs, plus a $440,000 accrual for the future rent and rent related obligations of the former headquarters. The accrued rent and rent related obligations were paid on a monthly basis through December 31, 2005 in accordance with the lease terms. As of December 31, 2005, the Company had fulfilled its obligations and had no remaining balance in the accrued liability.

        Lease payment obligations under the new lease started in January 2006 and end in June 2010. Rental expense is based upon the total rental payments taken on a straight-line basis over the 63-month term of the lease, including the rent abatement period from April to December 2005. The new lease also provides terms under which ownership of certain furniture and equipment was conveyed to the Company in April 2007. A capital lease obligation of $254,000 was recorded in the second quarter of 2005 to recognize that portion of the total payments, which are allocated to the acquisition of the furniture and equipment. Allocation of the total lease payment between the office space and the furniture and equipment acquisition was based upon a third-party appraisal of the fair market value of the furniture and equipment.

Six Month Periods Ended June 30, 2008 and June 30, 2007

Healthaxis Inc. and Subsidiaries

Consolidated Balance Sheets

(In thousands except share and per share data) (Unaudited)

	June 30, 2008	December 31, 2007
Assets
Current assets:
Cash and cash equivalents	$2,497	$2,621
Accounts and note receivable, net of allowance for doubtful accounts of $105 and $109, respectively	2,444	2,630
Prepaid expenses	788	510

Total current assets	5,729	5,761
Property, equipment and software, less accumulated depreciation and amortization of $7,524 and $7,213, respectively	1,150	1,361
Contract start-up costs, less accumulated amortization of $2,875 and $2,599, respectively	1,005	1,214
Goodwill	11,276	11,276
Other assets	80	80

Total assets	$19,240	$19,692

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$1,362	$1,215
Accounts payable to related parties	86	84
Accrued liabilities	725	640
Deferred revenues	1,018	1,309
Note payable, current portion	—	93
Working capital line of credit, current portion	1,200	—
Equipment line of credit, current portion	321	313
Current portion, post retirement and employment liabilities	121	121

Total current liabilities	4,833	3,775
Post retirement and employment liabilities	666	704
Working capital and equipment lines of credit	241	1,192
Deferred rent	214	267
Other liabilities	202	202

Total liabilities	6,156	6,140
Commitments and contingencies
Stockholders' Equity:
Preferred stock, par value $1.00: authorized 100,000,000 shares:
Series A Convertible, 740,401 shares issued and outstanding (no liquidation preference)	740	740
Common stock, par value $.10: authorized 1,900,000,000 shares, issued and outstanding 8,417,838 and 8,319,805 shares, respectively	842	832
Note receivable from employees	—	(5)
Additional paid-in capital	450,758	450,618
Accumulated deficit	(439,256)	(438,633)

Total stockholders' equity	13,084	13,552

Total liabilities and stockholders' equity	$19,240	$19,692

See notes to unaudited consolidated financial statements.

Healthaxis Inc. and Subsidiaries

Consolidated Statements of Operations

(In thousands, except share and per share data) (Unaudited)

	Six Months Ended June 30,
	2008	2007
Revenue	$7,939	$8,214
Expenses:
Cost of revenues	6,922	6,895
Sales and marketing	446	483
General and administrative	1,108	1,258

Total expenses	8,476	8,636

Operating loss	(537)	(422)

Interest and other income, net	15	52
Interest expense	(87)	(109)

Net loss before taxes	(609)	(479)
Provision for income taxes	(14)	(6)

Net loss	$(623)	$(485)

Net loss per share of common stock (basic and diluted)	$(0.07)	$(0.06)

Weighted average common shares and equivalents used in computing basic and diluted loss per share	8,364,161	8,208,014

See notes to unaudited consolidated financial statements.

Healthaxis Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands) (Unaudited)

	Six Months Ended June 30,
	2008	2007
Cash flows from operating activities
Net loss	$(623)	$(485)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	587	556
Restricted stock compensation	141	191
Other	—	(2)
Change in:
Accounts receivable	190	(135)
Prepaid expenses and other current assets	(278)	(87)
Other assets	(12)	120
Accounts payable and accrued liabilities	203	(65)
Deferred revenues	(234)	(130)
Other liabilities	(38)	(89)

Net cash used in operating activities	(64)	(126)

Cash flows from investing activities
Contract start-up costs	(67)	(278)
Purchases of property, equipment and software and internally developed capitalized software	(157)	(258)

Net cash used in investing activities	(224)	(536)

Cash flows from financing activities
Proceeds from lines of credit	1,700	—
Payments on lines of credit	(1,536)	(47)

Net cash provided by (used in) financing activities	164	(47)

Decrease in cash and cash equivalents	(124)	(709)
Cash and cash equivalents, beginning of period	2,621	3,362

Cash and cash equivalents, end of period	$2,497	$2,653

Non-cash financing activities
Accounts receivable applied to note and interest payable in lieu of cash	$—	$390

Interest paid	$63	$50

See notes to unaudited consolidated financial statements.

Healthaxis Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

June 30, 2008

Note A—Description of business and basis of presentation

Unaudited Financial Information

        The unaudited consolidated financial statements have been prepared by Healthaxis Inc. and its subsidiaries ("Healthaxis" or the "Company"), pursuant to the rules and regulations of the Securities and Exchange Commission and reflect all adjustments consisting of normal recurring entries, which, in the opinion of the Company, are necessary to present fairly the results for the interim periods. The interim financial statements do not include all disclosures provided in fiscal year end financial statements prepared in accordance with accounting principles generally accepted in the United States of America, although the Company believes that the accompanying disclosures are adequate to make the information presented not misleading. Results of operations for the three and six-month periods ended June 30, 2008, are not necessarily indicative of the results that may be expected for the year ending December 31, 2008.

        These financial statements should be read in conjunction with the financial statements and notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2007.

Earnings Per Share

        Basic loss per share is computed using only the weighted average number of common shares outstanding during the respective periods. Diluted earnings per share is computed to show the dilutive effect, if any, of convertible preferred stock, stock options and warrants using the treasury stock method based on the average market price of the stock during the respective periods. The effect of including the convertible preferred stock, stock options and warrants in the computation of diluted earnings per share would be anti-dilutive for each of the periods presented, thus these items have not been included in the computation. Following is a summary of these potentially dilutive securities:

	As of June 30,
	2008	2007
Options	881,447	1,170,396
Restricted stock	408,750	336,250
Warrants	5,800,277	7,229,186
Preferred stock	740,401	740,401

Total common shares if converted	7,830,875	9,476,233

Equity Compensation

        The Company accounts for equity compensation in accordance with Statement of Financial Standards No. 123R, "Share Based Payment" (SFAS 123R). The Company uses stock options and restricted stock as a method of compensation for its employees and directors. While no stock options were granted or vested in 2007 or 2008, the Company has granted and vested restricted stock during those periods. The value of restricted stock is calculated based on the trading value of the stock as quoted on NASDAQ on the date of grant. Shares of stock granted to directors vest over the calendar year of service, while shares granted to employees vest either over a specified period of time or based on certain performance criteria. Additionally, in March 2008, the Company entered into an

Healthaxis Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements (Continued)

June 30, 2008

Note A—Description of business and basis of presentation (Continued)

Employment Separation Agreement with one of its officers whereby 34,750 shares of restricted stock previously granted to the officer became fully vested. The Company recorded a charge of $53,000 in March 2008 to reflect the immediate vesting of these shares. The company recognized total compensation expense related to the vesting of restricted stock of approximately $47,000 and $160,000 for the three months ended June 30, 2008, and 2007, respectively, and $141,000 and $191,000 for the six months ended June 30, 2008, and 2007, respectively. All shares of restricted stock granted by the Company vest upon a change of control.

Note B—Significant Customer Concentrations

        For the three months ended June 30, 2008 and 2007, three customers accounted for $2.4 million (60%) and $2.6 million (65%), respectively, of the Company's total revenues. For the six months ended June 30, 2008 and 2007, these three customers accounted for $4.9 million (62%) and $5.3 million (64%), respectively, of the Company's total revenues. At June 30, 2008 and December 31, 2007, these three customers individually accounted for more than 10% of the Company's accounts receivable as shown in the table below.

	Percent of accounts and note receivable
	June 30, 2008	Dec. 31, 2007
Customer A	22%	32%
Customer B	27%	21%
Customer C	13%	9%

Note C—Related Party Transactions

        The Company is a party to a Remote Resourcing Agreement with Healthcare BPO Partners L.P., a company affiliated with a significant shareholder. Healthcare BPO Partners, based in Jaipur, India, provides personnel and infrastructure that is utilized by the Company to provide business process outsourcing services and other software development and technical support services to support the Company's operations. The resources provided by Healthcare BPO Partners supplement the Company's existing wholly-owned operations in Utah, Texas and Jamaica. As a part of the Resourcing Agreement, Healthcare BPO Partners also provided data center hosting services, at a Vienna Virginia facility, to Healthaxis until September 2007. For the six months ended June 30, 2008 and June 30, 2007, the Company incurred costs of approximately $253,000 and $533,000, respectively, related to the Resourcing Agreement. For the three months ended June 30, 2008 and 2007, the Company incurred costs of approximately $129,000 and $266,000, respectively. At June 30, 2008 and December 31, 2007, the Company had accounts payable to Healthcare BPO Partners of approximately $86,000 and $84,000, respectively.

Note D—Recent Accounting Pronouncements

        In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109, "Accounting for Income Taxes." FIN 48 requires that a position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not (i.e. a likelihood of more than fifty percent) that

Healthaxis Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements (Continued)

June 30, 2008

Note D—Recent Accounting Pronouncements (Continued)

the position would be sustained upon examination by tax authorities. A recognized tax position is then measured at the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Company is subject to the provisions of FIN 48 as of January 1, 2007. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will result in a material change to its financial position. Therefore, no reserves for uncertain income tax positions have been recorded pursuant to FIN 48.

        In September 2006, FASB Statement 157, "Fair Value Measurements" ("SFAS 157") was issued. SFAS 157 establishes a framework for measuring fair value by providing a standard definition of fair value as it applies to assets and liabilities. SFAS 157, which does not require any new fair value measurements, clarifies the application of other accounting pronouncements that require or permit fair value measurements. The effective date for the Company was January 1, 2008. The adoption of SFAS 157 did not have a material impact on our Consolidated Financial Statements.

Note E—Lines of Credit

        On April 25, 2008, the Company entered into an amendment to its Loan and Security Agreement ("LSA") with Silicon Valley Bank. As a result of the amendment, certain covenants were modified. Based on the calculation of the borrowing base as of June 30, 2008, we would have been eligible to draw up to approximately $1.8 million under the revolving line, of which $1.2 million had been drawn as of that date.

 Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of
BPO Management Services, Inc.

        We have audited the accompanying consolidated balance sheet of BPO Management Services, Inc. (a Delaware corporation) as of December 31, 2007 and the related consolidated statements of operations and comprehensive loss, stockholders' equity, and cash flows for the year ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The consolidated financial statements of BPO Management Services, Inc. as of December 31, 2006, were audited by other auditors whose report dated April 16, 2007, on those statements included an explanatory paragraph that described the Company had incurred net losses since inception, and had incurred negative cash flows from operations since inception, discussed in Note 13 to those financial statements.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2007 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has recurring operating losses, a working capital deficit and an accumulated deficit of $10.6 million as of December 31, 2007. These factors, among others, as discussed in Note 1 to the consolidated financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are also described in Note 1. The consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

/s/ Moore Stephens Wurth Frazer and Torbet, LLP

Orange, California
April 15, 2008

 Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of
BPO Management Services, Inc.

        We have audited the accompanying BPO Management Services, Inc. (a Delaware corporation) consolidated statements of operations, shareholders' equity and accumulated other comprehensive income (loss) and cash flows for the year ended December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the Company's results of operations and its cash flows for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company incurred a net loss for the year ended December 31, 2006 of $(4,629,006). Despite its negative cash flows from operations of $(1,967,653) for the year ended December 31, 2006 the Company has been able to obtain operating capital through private equity funding sources. Management's plans, which are described in Note 13 to the December 31, 2006 financial statements, included the continued development and eventual implementation of the Company's business plan. From inception through December 31, 2006 the [Company relied upon private equity funding. No assurances can be given that the Company can obtain sufficient working capital through the sale of the Company's common stock and borrowing or that the continued implementation of its business plan will generate sufficient revenues in the future to sustain ongoing operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

/s/ Kelly & Company

Kelly & Company
Costa Mesa, California
April 16, 2007

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2007

2007
ASSETS
Current assets:
Cash and cash equivalents	$888,043
Restricted cash	922,888
Accounts receivable, net of allowance for doubtful accounts of $347,797	4,768,618
Inventory consisting of finished goods	268,160
Prepaid expenses and other current assets	417,041

Total current assets	7,264,750
Equipment, net of accumulated depreciation of $718,913	4,834,941
Goodwill	9,029,142
Intangible assets, net of accumulated amortization of $931,268	9,898,219
Other assets	38,449

$31,065,501

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt, net of discount of $3,405	$812,156
Current portion of capital lease obligations	149,653
Accounts payable	3,540,827
Accrued expenses	1,927,451
Accrued interest-related party	36,672
Accrued dividend payable-related party	446,464
Amount due former shareholders of acquired companies	2,101,771
Deferred revenues	2,509,885
Related party notes payable	1,200,000
Severance obligations payable	72,199
Other current liabilities (Income taxes payable)	257,091

Total current liabilities	13,054,169
Long-term debt, net of current portion and net of discount of $4,825	24,117
Capital lease obligations, net of current portion	392,942
Other long-term liabilities	33,115

Total liabilities	13,504,343
Commitments and contingencies (Note 9)
Stockholders' equity
Convertible preferred stock, Series A, par value $.01; authorized 2,308,612 shares; 1,703,874 shares issued and outstanding	17,039
Convertible preferred stock, Series B, par value $.01; authorized 1,449,204 shares; 1,449,204 shares issued and outstanding	14,492
Non-convertible preferred stock, Series C, par value $.01; authorized 21,378,000 shares; 916,667 shares issued and outstanding	9,167
Convertible preferred stock, Series D, par value $.01; authorized 1,500,000 shares; 1,458,334 shares issued and outstanding	14,583
Convertible preferred stock, Series D-2, par value $.01; authorized 1,500,000 shares; 729,167 shares issued and outstanding	7,292
Common stock, par value $.01; authorized 150,000,000 shares; 12,171,034 shares issued and outstanding	121,711
Additional paid-in capital	27,499,524
Accumulated deficit	(10,568,915)
Accumulated other comprehensive income, foreign currency translation adjustments	446,265

Total stockholders' equity	17,561,158

$31,065,501

See accompanying notes to consolidated financial statements.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
Revenues:
Enterprise content management	$10,141,210	$2,713,769
IT outsourcing services	5,616,239	1,833,052
Human resource outsourcing servicing	711,552	164,318

Total revenues	16,469,001	4,711,139
Operating expenses:
Cost of services provided	8,045,756	1,523,983
Selling, general and administrative	11,965,666	5,576,615
Research and development	298,211	19,491
Depreciation and amortization	1,466,767	160,720
Change in estimated severance liability	—	(223,726)
Share-based compensation	360,721	598,031

Total operating expenses	22,137,121	7,655,114
Loss from operations	(5,668,120)	(2,943,975)
Interest expense (income)
Related parties	117,168	93,420
Amortization of related party debt discount	594,029	241,670
Other, net	90,903	31,853
Other income	(2,011)	(10,732)

Total interest and other expense, net	$800,089	$356,211

Net loss	$(6,468,209)	$(3,300,186)
Foreign currency translation gain (loss)	553,586	(115,614)

Comprehensive loss	$(5,914,623)	$(3,415,800)

Basic and diluted net loss per share	$(0.67)	$(0.39)

Basic and diluted weighted average common shares outstanding	9,513,749	8,496,119

See accompanying notes to consolidated financial statements.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	Preferred Series A		Preferred Series B		Preferred Series C		Preferred Series D		Preferred Series D-2		Common Stock
															Accum. Other Comp Income
	# of Shares	Par Value	# of Shares	Par Value	# of Shares	Par Value	# of Shares	Par Value	# of Shares	Par Value	# of Shares	Par Value	APIC	Retained Earnings		Total
Balance, December 31, 2005	1,086,900	$10,869	1,449,204	$14,492	—	$—	—	$—	—	$—	6,829,360	$68,294	$2,117,629	$(800,520)	$8,294	$1,419,058

Amortization of share																244,553
based compensaation													244,553
Acquisition of Digica											362,300	3,623	75,574			79,197
Acquisition of Novus											144,920	1,449	147,384			148,833
Share based compensation	344,185	3,442											350,036			353,478
Stock dividend	143,031	1,430											(1,430)			—
Conversion of officers' loans					916,667	9,167							1,530,833			1,540,000
Reverse merger with netGuru											1,282,820	12,828	1,293,097			1,305,925
Stock purchase warrants issued													779,851			779,851
Net loss														(3,300,186)		(3,300,186)
Currency translation adjustment															(115,614)	(115,614)

Balance, December 31, 2006	1,574,116	$15,741	1,449,204	$14,492	916,667	$9,167	—	$—	—	$—	8,619,400	$86,194	$6,537,527	$(4,100,706)	$(107,320)	$2,455,095

Amortization of share
based compensation													360,721			360,721
Stock dividend on
Preferred A shares	129,758	1,298											(1,298)			—
Warrants issued																185,187
with bridge loans													185,187
Issued Preferred Series D shares							1,458,334	14,583					12,395,447			12,410,030
Acquisition of HRMS											384,968	3,850	396,150			400,000
Preferred Series C dividend													(165,971)			(165,971)
Issued Preferred Series D-2 shares									729,167	7,292			6,397,650			6,404,942
Issued common stock											500,000	5,000				5,000
Acquisition of Blue Hill											2,666,666	26,667	1,773,333			1,800,000
Preferred Series D dividend													(309,918)			(309,918)
Preferred Series D-2 dividend													(69,304)			(69,304)
Net loss														(6,468,209)		(6,468,209)
Foreign currency translation															553,586	553,586

Balance, December 31, 2007	1,703,874	$17,039	1,449,204	$14,492	916,667	$9,167	1,458,334	$14,583	729,167	$7,292	12,171,034	$121,711	$27,499,524	$(10,568,915)	$446,265	$17,561,158

See accompanying notes to consolidated financial statements.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
Cash flows from operating acitvities:
Net loss	$(6,468,209)	$(3,300,186)
Adjustments to reconcile loss from continuing operations to net cash provided by (used in) operating activities:
Depreciation	617,400	160,720
Amortization of intangible assets	849,367	—
Recognition of acquired customer contract cost	—	245,265
Increase in the reserve for doubtful accounts (bad debt expense)	251,446	121,494
Non-cash compensation expense recognized on issuance of stock options	360,721	598,031
Amortization of loan discount	594,031	241,670
Change in estimate—severance liability	—	(223,726)
Changes in operating assets and liabilities:
Accounts receivable	(1,503,990)	191,336
Inventory	(109,178)	—
Income tax receivable	250,000	—
Prepaid expenses and other current assets	(233,134)	(17,910)
Other assets	305,344	(55,715)
Accounts payable	(51,114)	279,717
Accrued expenses	1,120,807	—
Accrued interest related parties	117,341	—
Deferred revenues	581,194	111,165
Income tax payable	2,094	—
Payments of severance liability	(471,092)	(260,738)
Deferred gain on sale-leaseback	—	(49,196)
Other current liabilities	—	10,391

Net cash used in operating acitivities	(3,786,972)	(1,947,682)

Cash flows from investing activities:
Purchase of equipment, net	(201,502)	(69,831)
Restricted deposit of purchase obligation—DocuCom	(922,888)	—
Cash from (paid) for acquisitions, net of cash acquired	(9,731,820)	2,394,658

Net cash (used in) provided by investing activities	(10,856,210)	2,324,827

Cash flows from financing activities:
Proceeds from bank loans, net	349,020	267,525
Repayment of bank loans	(2,094,002)	(1,286)
Repayment of notes issued to former shareholders	(1,879,909)	—
Proceeds (repayment) of capital lease obligations	(74,598)	(19,778)
Proceeds from related party loans	400,000	—
Proceeds from stockholder loans	—	2,340,000
Proceeds from issuance of preferred stock, net of cash paid for acquisitions and direct costs	18,814,972	—
Issuance of common stock on conversion of C Warrants	5,000	—
Distributions to related parties	(141,869)	—
Distributions to shareholders	—	(3,502,098)

Net cash provided by (used in) financing activities	15,378,614	(915,637)

Effect of exchange rate changes on cash and cash equivalents (cumulative)	(553,586)	12,520

Net changes in cash and cash equivalents	181,846	(525,972)

Cash and cash equivalents, beginning of period	706,197	1,232,169

Cash and cash equivalents, end of period	$888,043	$706,197

See accompanying notes to consolidated financial statements.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
Supplemental disclosure of cash flow information:
Cash paid for:
Interest	$267,388	$43,618

Income taxes	$—	$—

Supplemental disclosure of non-cash investing and financing activities:
Acquisition of equipment under capital leases	$475,800	$16,804
Issuance of warrants	$1,298,291	$779,851
Issuance of preferred A shares as compensation to officers	$129,758	$353,478
Issuance of preferred A shares stock dividend	$1,298	$1,430
Issuance of preferred C shares in partial conversion of bridge loans	$—	$1,540,000
Acquisition of companies:
Net assets acquired	$21,074,430	$8,667,358
Net liabilities assumed	$6,270,903	$4,995,585
Note issued as consideration	$2,680,000	$1,157,052
Common stock issued as consideration	$2,200,000	$228,030

See accompanying notes to consolidated financial statements.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2007 and 2006

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization

        BPO Management Services, Inc. was incorporated in 1981 in the state of New Jersey and reincorporated in the state of Delaware in 1996 under the name Research Engineers, Inc. Effective February 18, 2000, the Company's name was changed to netGuru.com and effective February 25, 2000, to netGuru, Inc. On December 15, 2006, netGuru acquired the privately held BPO Management Services, Inc. ("Former BPOMS") in a reverse merger and changed its name to BPO Management Services, Inc., also referred to as the "Company" or "BPOMS" throughout this document. BPOMS is a provider of business process outsourcing services providing enterprise content management ("ECM") services, information technology outsourcing ("ITO") services and human resource outsourcing ("HRO") services to middle market enterprises located primarily in Canada and in the United States.

        For accounting purposes, the acquisition has been treated as a recapitalization of Former BPOMS with Former BPOMS as the acquirer. The historical financial statements prior to December 15, 2006, are those of the Former BPOMS. Since the Former BPOMS began operations on July 26, 2005, pro forma information giving effect to the acquisition, as if the acquisition took place January 1, 2005, is not practicable and therefore not presented. All share-related data have been presented giving effect to the recapitalization resulting from the reverse merger.

  Principles of Consolidation

        The consolidated financial statements include the accounts of BPOMS and its wholly-owned subsidiaries. All significant transactions among the consolidated entities have been eliminated upon consolidation. Each of the following entities is included in consolidation beginning with the respective date of acquisition.

Company	Inception/Acquisition Date
BPO Management Services, Inc. (the "Company")	Inception date: July 26, 2005
Adapsys Document Management LP ("ADM")	Acquired: July 29, 2005
Adapsys LP ("ADP")	Acquired: July 29, 2005
Digica, Inc. ("Digica")	Acquired: January 1, 2006
Novus Imaging Solutions, Inc. ("Novus")	Acquired: September 30, 2006
NetGuru Systems, Inc. ("netGuru")	Acquired: December 15, 2006
Research Engineers, GmbH ("GmbH")	Acquired: December 15, 2006
DocuCom Imaging Solutions, Inc. ("DocuCom")	Acquired: June 21, 2007
Human Resource Micro-Systems, Inc. ("HRMS")	Acquired: June 29, 2007
Blue Hill Data Services, Inc. ("Blue Hill")	Acquired: October 10, 2007

Going Concern

        The Company incurred net losses from operations of $5,668,120 and $2,943,975 and used cash in operations of $3,786,972 and $1,947,682 in 2007 and 2006, respectively. The Company has funded its operations from the private placement of shares of its common stock and preferred stock and through the founders bridge loan facility established in August 2006. During the next twelve months, the Company anticipates raising capital necessary to grow its business and complete additional acquisitions

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

by issuing its securities and/or debt in one or more private transactions. The Company has retained C. E. Unterberg, Towbin as its investment banker to lead this effort.

        In the event that such transaction(s) do not take place at all and/or are unreasonably delayed, the Company's future capital requirements will depend upon many factors. These factors include but are not limited to sales and marketing efforts, the development of new products and services, possible future corporate mergers or strategic acquisitions or divestitures, the progress of research and development efforts, and the status of competitive products and services. If the Company's anticipated financing transactions do not take place at all and/or are unreasonably delayed, the Company may not have adequate funds to extinguish all remaining liabilities of the Company and fund its current operations going forward.

        Although the Company expects to meet its operating capital needs by additional equity and/or debt transactions, additional draw down on the founders' bridge loan facility, and current economic resources, there can be no assurance that funds required will be available on terms acceptable to the Company, if at all. If the Company is unable to raise sufficient funds on acceptable terms, it may be not be able to complete its business plan. If equity financing is available to the Company on acceptable terms, it could result in additional dilution to the Company's existing stockholders.

        This uncertainty, recurring losses from operations, limited cash resources, and an accumulated deficit, among other factors, raised doubt about the Company's ability to continue as a going concern and led the Company's independent registered public accounting firm to include an explanatory paragraph related to the Company's ability to continue as a going concern in their report that accompanies these financial statements. Reports of independent auditors questioning a company's ability to continue as a going concern generally are viewed unfavorably by analysts and investors. This report may make it difficult for the Company to raise additional debt or equity financing to the extent needed for the Company's continued operations or for planned expansion, particularly if the Company is unable to attain and maintain profitable operations in the future. Consequently, future losses may adversely affect the Company's business, prospects, financial condition, results of operations and cash flows.

  Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

        The financial statements include certain amounts that are based on management's best estimates and judgments. The most significant estimates are: allocation of the purchase price in business combinations and the related valuation of identifiable intangible assets and the determination of their useful lives, valuation of goodwill arising from a business combination, allowance for uncollectible accounts receivable, estimation of useful lives of fixed assets, test for impairment of goodwill, estimation of the severance liability, valuation of stock options and warrants issued, allocation of equity unit purchase price between preferred and common share and the determination of the valuation

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

reserves on the United States and Canadian income tax assets. These estimates may be adjusted as more current information becomes available, and any adjustment could be significant.

  Fair Value of Financial Instruments

        Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value Of Financial Instruments," requires management to disclose the estimated fair value of certain assets and liabilities defined by SFAS No. 107 as financial instruments. At December 31, 2007, management believed the carrying amounts of cash and cash equivalents, receivable and payable amounts, and accrued expenses approximated fair value because of the short maturity of these financial instruments. The Company also believed that the carrying amounts of its capital lease obligations approximated their fair value, as the interest rates approximated a rate that the Company could have obtained under similar terms at the balance sheet date.

  Foreign Currency Translation

        The financial condition and results of operations of the Company's foreign subsidiaries are accounted for using the local currency as the functional currency. Assets and liabilities of the subsidiaries are translated into U.S. dollars (the reporting currency) at the exchange rate in effect at the fiscal year-end. Statements of operations accounts are translated at the average rate of exchange prevailing during the respective fiscal years. Translation adjustments arising from the use of differing exchange rates from period to period. Gains and losses resulting from foreign currency transactions are included in operations for the year ended December 31, 2007 and 2006.

  Cash and Cash Equivalents

        The Company considers all liquid investments with maturities of three months or less at the date of purchase to be cash equivalents. The Company maintains its cash balances at financial institutions that management believes possess high-credit quality. At December 31, 2007, the Company had $1,368,000 on deposit that exceeded the United States (FDIC) federal insurance limit. At December 31, 2007, the Company had no accounts on deposit that exceeded the Canadian (CDIC) insurable limit of $100,000 CDN per entity per bank. The Canadian funds insurance is limited to Canadian currency deposits only and does provide coverage to money master high interest savings accounts (money market accounts) but all accounts are considered in the overall limitation per entity per bank.

  Restricted Cash

        CDN $900,000 is payable to the previous shareholders of DocuCom nine months from the date of the acquisition. This payment is guaranteed by a letter of credit for which the Company deposited as security a forward contract for the purchase of CDN $900,000 purchased by the company at a cost of approximately $923,000 and shown on the balance sheet as restricted cash.

  Inventory

        Inventory consists primarily of finished goods and is stated at the lower of cost or market.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

  Property, Plant and Equipment

        Property, plant and equipment are stated at cost. Depreciation is calculated using the straight-line method over the following useful lives:

Computer equipment	2-5 years
Computer software	2-3 years
Office equipment and furniture	3-10 years
Leasehold improvements	Shorter of the life of the asset or the term of the lease

        Assets subject to capital lease agreements and leasehold improvements are amortized over the lesser of the life of the asset or the term of the lease.

  Goodwill

        The Company, upon its inception, adopted the provisions of SFAS No. 142 "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead be tested for impairment at least annually. SFAS No. 142 also requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with SFAS No. 144. SFAS No. 142 required the Company to perform an assessment of whether there was an indication that goodwill was impaired as of the date of adoption.

        The Company is required to perform reviews for impairment annually, or more frequently when events occur or circumstances change that would more likely than not reduce the fair value of the net carrying amount. The evaluation of goodwill impairment involves assumptions about the fair values of assets and liabilities of each reporting unit. If these assumptions are materially different from actual outcomes, the carrying value of goodwill will be incorrect. In addition, the Company's results of operations could be materially affected by the write-down of the carrying amount of goodwill to its estimated fair value.

        During 2006, the Company assessed the fair value of its three reporting units by considering their projected cash flows, using risk-adjusted discount rates and other valuation techniques and determined that there was no impairment to goodwill. As of December 31, 2007, the Company's goodwill balance was $9,029,142. The Company is in the process of obtaining third-party valuations relating to three acquisitions during 2007, thus, the allocation of the purchase price is preliminary and subject to refinement.

  Impairment or Disposal of Long-Lived Assets

        The Company accounts for its long-lived assets under SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. SFAS No. 144 requires companies to separately report discontinued operations and extends that reporting to a component of an entity that either has been disposed of (by sale, abandonment, or in a distribution to owners) or is classified as held for sale. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

  Revenue Recognition

        The Company recognizes revenue when the following criteria are met: (1) persuasive evidence of an arrangement, such as agreements, purchase orders or written or online requests, exists; (2) delivery of the product or service has been completed and no significant obligations remain; (3) the Company's price to the buyer is fixed or determinable; and (4) collection is reasonably assured. The Company's revenues arise from the following segments: ECM solutions including collaborative software products and services and FAO, ITO services and HRO services.

        Revenue from software sales is recognized upon shipment if no significant post-contract support obligations remain outstanding and collection of the resulting receivable is reasonably assured. Customers may choose to purchase maintenance contracts that include telephone, e-mail and other methods of support, and the right to unspecified upgrades on a when-and-if available basis. Revenue from these maintenance contracts is deferred and recognized ratably over the life of the contract, usually twelve months.

        In October 1997, the Accounting Standards Executive Committee ("AcSEC") of the AICPA issued Statement of Position ("SOP") 97-2, "Software Revenue Recognition." SOP 97-2 distinguishes between significant and insignificant vendor obligations as a basis for recording revenue, with a requirement that each element of a software licensing arrangement be separately identified and accounted for based on relative fair values of each element. The Company determines the fair value of each element in multi-element transactions based on vendor-specific objective evidence ("VSOE"). VSOE for each element is based on the price charged when the same element is sold separately.

        In 1998, the AICPA issued SOP 98-9, "Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions," which modifies SOP 97-2 to allow for use of the residual method of revenue recognition if certain criteria have been met. If evidence of fair value of all undelivered elements exists but evidence does not exist for one or more delivered elements, then revenue is recognized using the residual method. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the transaction fee is recognized as revenue.

        The Company sells its collaborative software along with a maintenance package. This constitutes a multi-element arrangement. The price charged for the maintenance portion is the same as when the maintenance is sold separately. The fair values of the maintenance contracts sold in all multi-element arrangements are recognized over the terms of the maintenance contracts. The collaborative software portion is recognized when persuasive evidence of an arrangement exits, price is fixed and determinable, when delivery is complete, collection of the resulting receivable is reasonably assured and no significant obligations remain.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Revenues from providing IT services are recognized primarily on a time and materials basis, with time at a marked-up rate and materials and other reasonable expenses at cost, once the services are completed and no significant obligations remain. Certain IT services contracts are fixed price contracts where progress toward completion is measured by mutually agreed upon pre-determined milestones for which the Company recognizes revenue upon achieving such milestones. Fixed price IT contracts are typically for a short duration of one to twelve months. Service contracts are also for periods of up to twelve months. The Company did not have any fixed price contracts at December 31, 2007. Fees for certain services are variable based on an objectively determinable factor such as usage. Those factors are included in the written contract such that the customer's fee is determinable. The customer's fee is negotiated at the onset of the arrangement.

  Allowance for Doubtful Accounts Receivable

        The Company sells to its customers on credit and grants credit to those who are deemed credit worthy based on its analysis of their credit history. The Company reviews its accounts receivable balances and the collectibility of these balances on a periodic basis. Based on the Company's analysis of the length of time that the balances have been outstanding, the pattern of customer payments, the Company's understanding of the general business conditions of its customers and its communications with their customers, the Company estimates the recoverability of these balances. When recoverability is uncertain, the Company records bad debt expenses and increases the allowance for accounts receivable by an amount equal to the amount estimated to be unrecoverable. If the historical data the Company uses to calculate the allowance provided for doubtful accounts does not reflect its future ability to collect outstanding receivables, additional provisions for doubtful accounts may be needed and the Company's future results of operations could be materially affected.

  Concentration of Risk

        The Company is subject to credit risk primarily through its accounts receivable balances. The Company does not require collateral for its accounts receivable balances. For the year ended December 31, 2007, no single customer accounted for 10% of the Company's consolidated net sales.

        DocuCom purchases the majority of the services it provides from one vendor. During the year ended December 31, 2007, DocuCom purchased approximately $1.7 million of services from that vendor.

        Two of the Company's customers accounted for 15.87% and 10.43%, respectively, of the Company's consolidated net sales in fiscal 2006.

  Deferred Revenues

        The Company defers revenues for its maintenance contracts and for its collaborative software sales that are not considered earned. The Company defers its maintenance revenues when the maintenance contracts are sold, and then recognizes the maintenance revenues over the term of the maintenance contracts. The Company defers its collaborative software sales revenues if it invoices or receives payment prior to the completion of a project, and then recognizes these revenues upon completion of the project when no significant obligations remain.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

  Research and Development

        The Company's research and development ("R&D") costs consist mainly of software developers' salaries. The Company follows the provisions of SFAS No. 86 to capitalize software development costs when technological feasibility has been established and to stop capitalization when the product is available for general release to customers. The Company expenses development costs when they are related to enhancement of existing software products.

  Income Taxes

        The Company accounts for income taxes using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

        The Company has adopted FASB Interpretation No. 48, Accounting for Uncertainty 'in Income Taxes—an interpretation of FASB Statement No. 109 ("FIN 48") as of January 1, 2007. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in companies' financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. As a result, the Company applies a more-likely-than-not recognition threshold for all tax uncertainties. FIN 48 only allows the recognition of those tax benefits that have a greater than fifty percent likelihood of being sustained upon examination by the taxing authorities. As a result of implementing FIN 48, the Company's management has reviewed the Company's tax positions and determined there were no outstanding, or retroactive tax positions with less than a 50% likelihood of being sustained upon examination by the taxing authorities, therefore the implementation of this standard has not had a material affect on the Company.

        Based on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in its financial statements. The Company's evaluation was performed for the tax years ended December 31, 2006 through 2007.

  Earnings (Loss) Per Share

        Basic earnings (loss) per share ("EPS") is calculated by dividing net income (loss) by the weighted-average common shares outstanding during the period. Diluted EPS reflects the potential dilution to basic EPS that could occur upon conversion or exercise of securities, options, or other such items, to common shares using the treasury stock method and/or if converted method based upon the weighted-average fair value of the Company's common shares during the period. See Note 12 "Loss Per Share" for the computation of EPS.

  Comprehensive Income (Loss)

        The Company applies the provisions of SFAS No. 130, "Reporting Comprehensive Income," which establishes rules for the reporting and display of comprehensive income (loss) and its components.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

SFAS No. 130 requires changes in foreign currency translation adjustments, which are reported separately in stockholders' equity, to be included in other comprehensive income (loss).

  Share-Based Compensation

        The Company accounts for share-based compensation to employees pursuant to SFAS No.123(R), "Share Based Payment," which requires that all share-based compensation to employees, including grants of employee stock options, be recognized as expense in the Company's financial statements based on their respective grant date fair values. As SFAS No. 123(R) requires that share-based compensation expense be based on awards that are ultimately expected to vest, share based compensation for 2007 has been reduced by estimated forfeitures.

        SFAS 123(R) requires the use of a valuation model to calculate the fair value of share-based awards. The Company has elected to use the Black-Scholes-Merton option pricing model, which incorporates various assumptions including volatility, expected life, expected dividend and interest rates. As a private company, Former BPOMS did not have a history of market prices of its common stock, and as such, the Company used an estimated volatility in accordance with SAB No. 107 "Share Based Payment." The Company used the volatility of the stock price of netGuru, BPOMS' predecessor company, adjusted to remove the effects of divestitures, cash distributions, and the reverse merger which BPOMS deems not representative of the events that would take place during expected term of the options that were valued. The expected life of awards was based on the simplified method as defined in SAB No. 107. The risk-free interest rate assumption was based on observed interest rates appropriate for the terms of the awards. The dividend yield assumption was based on the company's history and expectation of not paying any dividends in the foreseeable future. Forfeitures were estimated at the time of grant and will be revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. The Company uses the straight line amortization model to record expenses under this statement and recognized share-based compensation expense for the stock options granted in 2007 and 2006 in the amounts of $360,721 and $598,031, respectively. The Company may be required to accelerate, increase or cancel any remaining unearned share-based compensation expense if there are any modifications or cancellation of the underlying unvested securities. Future share-based compensation expense and unearned share-based compensation will increase to the extent that we grant additional equity awards to employees or we assume unvested equity awards in connection with acquisitions.

        The fair value of the Company's stock options granted to employees was estimated using the following assumptions:

Expected Dividend yield	—
Expected volatility	123%-125%
Risk-free interest rate	3.87%-5.03%
Expected option lives (in years)	4.0-10.0
Estimated forfeiture rate	7.0%

        All share-based compensation expense was recorded in selling, general and administrative expense.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

  Valuation of the Company's Common Shares at the Time of Grant

        During 2007, the Company granted its common stock as partial consideration for the acquisition of HRMS in June 2007 and Blue Hill in October 2007. Prior to Merger, the Company granted its common stock as partial consideration for the acquisition of Digica in January 2006 and Novus Imaging Solutions, Inc., in October 2006. The fair values of these grants were determined based on recent sales of the Company's securities.

  Segment Reporting

        The Company applies the provisions of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 requires segments to be determined and reported based on how management measures performance and makes decisions about allocating resources. See Note 11 "Segment and Geographic Data" for a description of and disclosures regarding the Company's significant reportable segments.

  Reclassifications

        Certain reclassifications have been made to the fiscal 2006 consolidated financial statements to conform to the year ended December 31, 2007 presentation.

  Impact of Recently Issued Accounting Standards

  Accounting Changes and Error Correctionss

        In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections," an amendment to Accounting Principles Bulletin Opinion ("APB") No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements." Though SFAS No. 154 carries forward the guidance in APB No.20 and SFAS No.3 with respect to accounting for changes in estimates, changes in reporting entity, and the correction of errors, SFAS No. 154 establishes new standards on accounting for changes in accounting principles, whereby all such changes must be accounted for by retrospective application to the financial statements of prior periods unless it is impracticable to do so. SFAS No. 154 is effective for accounting changes and error corrections made in fiscal years beginning after December 15, 2005, with early adoption permitted for changes and corrections made in years beginning after May 2005. We implemented SFAS No. 154 in fiscal year beginning January 1, 2006. SFAS No. 156 did not have a material impact on our financial position, results of operations or cash flows.

  Accounting for Certain Hybrid Financial Instruments

        In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments," which amends SFAS No. 133, "Accounting for Derivatives Instruments and Hedging Activities" and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." SFAS No. 155 amends SFAS No. 133 to narrow the scope exception for interest-only and principal-only strips on debt instruments to include only such strips representing rights to receive a specified portion of the contractual interest or principle cash flows. SFAS No. 155 also amends SFAS No. 140 to allow qualifying special-purpose entities to hold a passive derivative financial

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

instrument pertaining to beneficial interests that itself is a derivative instrument. SFAS No. 155 is effective for us beginning January 1, 2007. SFAS No. 155 was implemented during 2007 and did not have a material impact on our financial position, results of operations, or cash flows.

  Accounting for Servicing of Financial Assets

        In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets," which provides an approach to simplify efforts to obtain hedge-like (offset) accounting. This Statement amends FASB Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," with respect to the accounting for separately recognized servicing assets and servicing liabilities. The Statement (1) requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations; (2) requires that a separately recognized servicing asset or servicing liability be initially measured at fair value, if practicable; (3) permits an entity to choose either the amortization method or the fair value method for subsequent measurement for each class of separately recognized servicing assets or servicing liabilities; (4) permits at initial adoption a one-time reclassification of available-for-sale securities to trading securities by an entity with recognized servicing rights, provided the securities reclassified offset the entity's exposure to changes in the fair value of the servicing assets or liabilities; and (5) requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the balance sheet and additional disclosures for all separately recognized servicing assets and servicing liabilities. SFAS No. 156 also describes the manner in which it should be initially applied. SFAS No. 156 is effective for all separately recognized servicing assets and liabilities as of the beginning of an entity's fiscal years beginning after September 15, 2006, and is effective for us beginning January 1, 2007. The implementation of SFAS No. 156 did not have a material impact on our financial position, results of operations or cash flows.

  Accounting for Uncertainty in Income Taxes

        In June 2006, the FASB issued Interpretation ("FIN") 48, "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109," which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes." The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 requires recognition of tax benefits that satisfy a greater than 50% probability threshold. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for us beginning January 1, 2007. Due to the Company's generated losses for 2007 and 2006, FIN 48 did not have a material impact on our financial position, results of operations or cash flows.

  Fair Value Measurements

        In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements," which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

hierarchy used to classify the source of the information. This statement is effective for us beginning January 1, 2008. We are currently assessing the potential impact that adoption of SFAS No. 157 will have on our financial position, results of operations or cash flows.

  Effects of Prior Year Misstatements When Quantifying Current Year Misstatements

        In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Current Year Misstatements." SAB No. 108 requires analysis of misstatements using both an income statement (rollover) approach and a balance sheet (iron curtain) approach in assessing materiality and provides for a one-time cumulative effect transition adjustment. SAB No. 108 is effective for our fiscal year 2007 annual financial statements. The adoption of SAB No. 108 did not have a material impact on our financial position, results of operations or cash flows.

  Accounting for Defined Benefit Pension and Other Postretirment Plans

        In September 2006, the FASB issued SFAS No. 158, "Employer's Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of SFAS No. 87, 88, 106, and 132(R)." SFAS No. 158 requires the full recognition, as an asset or liability, of the overfunded or underfunded status of a company-sponsored postretirement benefit plan. SFAS No. 158 will be effective for us beginning January 1, 2007. The adoption of SFAS No. 158 did not have a material impact on our financial position, results of operations or cash flows.

  Fair Value Option for Financial Assets and Financial Liabilities

        In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities." Under the provisions of SFAS 159, Companies may choose to account for eligible financial instruments, warranties and insurance contracts at fair value on a contract-by-contract basis. Changes in fair value will be recognized in earnings each reporting period. SFAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We are required to and plan to adopt the provisions of SFAS 159 beginning in the first quarter of 2008. We are currently assessing the impact of the adoption of SFAS 159 on our financial position, results of operations or cash flows.

Business Combinations and Noncontrolling Interests

        In December 2007, the FASB issued SFAS No. 141(R), "Business Combinations" ("SFAS No. 141(R)"), which requires an acquirer to recognize in its financial statements as of the acquisition date (i) the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquire, measured at their fair values on the acquisition date, and (ii) goodwill as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date over the fair values of the identifiable net assets acquired. Acquisition-related costs, which are the costs an acquirer incurs to effect a business combination, will be accounted for as expenses in the periods in which the costs are incurred and the services are received, except that costs to issue debt or equity securities will be recognized in accordance with other applicable GAAP. SFAS No. 141(R) makes significant amendments to other Statements and other authoritative guidance

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

to provide additional guidance or to conform the guidance in that literature to that provided in SFAS No. 141(R). SFAS No. 141(R) also provides guidance as to what information is to be disclosed to enable users of financial statements to evaluate the nature and financial effects of a business combination. SPAS No. 141(R) is effective for financial statements issued for fiscal years beginning on or after December 15, 2008. Early adoption is prohibited. The Company has not yet determined the effect on its financial statements, if any, upon adoption of SPAS No. 141(R).

        In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51" ("SFAS No. 160"), which revises the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards that require (i) the ownership interests in subsidiaries held by parties other than the parent be clearly identified, labeled, and presented in the consolidated statement of financial position within equity, but separate from the parent's equity, (ii) the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income, (iii) changes in a parent's ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently as equity transactions, (iv) when a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value, with the gain or loss on the deconsolidation of the subsidiary being measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment, and (v) entities provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SPAS No. 160 amends FASB No. 128 to provide that the calculation of earnings per share amounts in the consolidated financial statements will continue to be based on the amounts attributable to the parent. SFAS No. 160 is effective for financial statements issued for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Early adoption is prohibited. SFAS No. 160 shall be applied prospectively as of the beginning of the fiscal year in which it is initially applied, except for the presentation and disclosure requirements, which shall be applied retrospectively for all periods presented. The Company has not yet determined the effect on its financial statements, if any, upon adoption of SPAS No. 160.

(2) BUSINESS COMBINATIONS

        In August 2005, the Company completed the purchase of all the voting equity interest of ADAPSYS Transaction Processing, Inc. and ADAPSYS Document Management, Inc., (the "Adapsys entities"), privately held providers of data and document management solutions by acquiring all of their outstanding capital stock for a total purchase price of $1,319,048. The Adapsys entities' results of operations have been included in the consolidated financial statements since the date of acquisition. In addition to adding the Adapsys data and document management solutions capability with its long term Canada-based customer relationships, this acquisition enabled the Company to offer a high quality, cost-effective service utilizing its near shore delivery model to its US customers.

        The purchase price consisted of cash in the amount of $659,899 and preferred stock, common stock and options valued at $659,149. The value of the 2 million shares of preferred Series B stock, 2 million shares of common stock and options to purchase 168,000 common shares issued all at fair

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(2) BUSINESS COMBINATIONS (Continued)

value based on the cash price paid for a comparable number of shares of Company's common stock at formation in July 2005.

        The following table presents the allocation of the acquisition price, including professional fees and other related acquisition costs, to the assets acquired and liabilities assumed, based on their fair values as of the date of acquisition:

Cash and cash equivalents	$574,147
Accounts receivable	454,931
Acquired contract	964,508
Other current assets	424
Property, plant and equipment	60,888
Other assets	125,297
Goodwill	826,071

Total assets acquired	3,006,266

Note payable to bank	79,011
Accounts payable and other accrued liabilities	525,158
Estimated termination liability	1,083,049

Total liabilities assumed	1,687,218

Net assets acquired	$1,319,048

        Customer contract at December 31, 2005, represents the unrealized portion of the purchase price allocated to the customer contract. This customer contract had 6.5 months remaining when it was acquired in August 2005 and expired in February 2006. Under this agreement, the Company determined the fair value of the customer contract based upon an income approach in which an estimated gross profit margin of 60% was utilized. The gross profit estimate was based on the SIC average computer service industry gross profit margins over a 5 year period. During Prior Period 2005, the Company expensed $719,243 of this amount based on the actual revenue recognized on the contract during the period.

        The purchase price and costs associated with the Adapsys entities acquisition exceeded the Company's allocation of the fair value of net assets acquired by $826,071, which was assigned to goodwill. The $826,071 of goodwill is not expected to be deductible for United States income tax, state income tax or Canadian income tax purposes.

        In January 2006, the Company completed its acquisition of all of the outstanding equity interests of Digica, Inc. ("Digica"), a privately-held provider of information technology outsourcing services based in Branchburg, New Jersey. Under the terms of the purchase agreement, the Company paid $400,000 in cash and issued 362,300 shares of the Company's common stock in exchange for all outstanding equity of Digica.

        The fair value of the shares of the Company's common stock issued in this acquisition was determined using sales of shares of the Company's common stock and the estimated value of common

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(2) BUSINESS COMBINATIONS (Continued)

shares previously issued in other acquisitions. The following table summarizes estimated fair values of the assets acquired and liabilities assumed from Digica at the date of acquisition:

Current assets	$210,212
Property, plant and equipment	179,638
Other non current assets	33,115
Goodwill	333,689
Identifiable intangible assets	145,231

Total assets acquired	901,885

Current liabilities	377,659
Other non current liabilities	33,115
Long-term debt	11,914

Total liabilities assumed	422,688

Net assets acquired	$479,197

        Acquired identifiable intangible assets in the amount of $145,231 were assigned to customer contracts, with an estimated useful life of three years with no residual value. The purchase price and costs associated with the Digica acquisition exceeded the Company's allocation of the fair value of net assets acquired by $333,689, which was assigned to goodwill. The $333,689 assigned to goodwill is not expected to be deductible for United States income tax or state income tax purposes.

        In September 2006, the Company completed its acquisition of all of the outstanding equity interests of Novus Imaging Solutions ("Novus"), a provider of document imaging, microfilming and records management solutions located in Winnipeg, Canada. As consideration for the acquisition of Novus, the Company agreed to pay the shareholders of Novus, approximately $865,234 in cash, 144,920 shares of BPOMS common stock valued at approximately $148,833. In addition, the sellers of Novus are entitled to an earnout cash payment of approximately $291,819, of which 112,238 is payable within the first 12 months after acquisition and the remainder $179,579 is payable within the second 12 months after acquisition, subject to certain conditions. The following table summarizes estimated fair values of the assets acquired and liabilities assumed from Novus at the date of acquisition:

Current assets	$342,042
Property, plant and equipment	132,710
Goodwill	996,073

Total assets acquired	1,470,825

Current liabilities	102,237

Total liabilities assumed	102,237

Net assets acquired	$1,368,588

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(2) BUSINESS COMBINATIONS (Continued)

        The purchase price and costs associated with the Novus acquisition exceeded the Company's allocation of the fair value of net assets acquired by $996,073, which was assigned to goodwill. The $996,073 assigned to goodwill is not expected to be deductible for United States income tax, state income tax or Canadian income tax purposes.

        The stock purchase agreement pursuant to which the Company acquired Novus provides for the cash portion of the purchase price to be paid upon the earlier of March 1, 2007 and the closing of a one million dollars investment in the Company by persons other than the Company's then current shareholders. If the cash portion of the purchase price is not paid when due, then the sellers of Novus will have the right to rescind their sale of Novus to the Company and to purchase for $1.00 from the Company all of the assets and liabilities of ADAPSYS' Deines business. As of December 31, 2006, the total amount payable to the sellers of Novus was approximately $1,157,052. On February 28, 2007, the sellers agreed to extend the due date of the cash payment to April 30, 2007. As of December 31, 2007, the Company has estimated that the remaining purchase obligation is approximately $194,000 and recorded on the balance sheet as "Amount due former shareholders of acquired companies".

        On December 15, 2006, the Company completed a reverse merger with netGuru, in which it exchanged its outstanding common and preferred shares for the outstanding common and preferred shares of netGuru. The Company consolidated netGuru's two business units, Web4, a provider of document management and enterprise collaboration technology, with the Company's document management business headquartered in Winnipeg Canada, and netGuru Systems, a provider of contract computer programming staff and solutions to corporate enterprises, with the Company's Information Technology business headquartered in Branchburg, NJ. The following table summarizes estimated fair values of the assets acquired and liabilities assumed from netGuru at the date of acquisition:

Current assets	$3,278,200
Property, plant and equipment	80,273
Other non current assets	59,706
Identifiable intangible assets	827,172
Goodwill	2,049,297

Total assets acquired	6,294,648

Current liabilities	4,421,464
Other non current liabilities	49,196

Total liabilities assumed	4,470,660

Net assets acquired	$1,823,988

        The purchase price includes the value of a seven-year stock purchase warrant that the Company issued as finder's fee for the transaction. The warrant is exercisable into 47,619 shares of the Company's common stock and was valued at $119,271 using the Black-Scholes-Merton option pricing model. A value of $827,172 was assigned to the eReview collaborative software technology as an identifiable intangible asset with an estimated useful life of five years and no residual value. Purchase price in excess of the net assets acquired in the amount of $2,049,297 was assigned to goodwill, which is

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(2) BUSINESS COMBINATIONS (Continued)

not expected to be deductible for United States income tax or state income tax purposes. The allocation of purchase price is based on preliminary data and could change when final valuation is determined.

        On June 21, 2007, we purchased all of the issued and outstanding capital stock of DocuCom. DocuCom is a provider of digital and film-based document management solutions, offering document management products and services to government and middle-market enterprises located throughout Canada. We plan to merge DocuCom with our existing ECM/document management division based in Winnipeg, Canada. The net aggregate purchase price, after closing adjustments by the parties, was Cdn$2,761,097 (approximately US$2.58 million), of which amount we paid the selling shareholders Cdn$961,097 (approximately US$900,000), at closing on June 22, 2007. The purchase agreement provided that we are to pay the selling shareholders Cdn$900,000 (approximately US$840,000) three months after closing and Cdn$900,000 (approximately US$840,000) nine months after closing. We secured the subsequent payments through a bank-issued irrevocable standby letter of credit in favor of the selling shareholders in the aggregate amount of Cdn$1,800,000 (approximately US$1.68 million). In connection with the closing, we paid Cdn$450,000 (US$420,000) to retire DocuCom's credit facility, which also extinguished certain personal guarantees of Raymond Patterson and Martin Mollot, the former senior officers, directors, and, directly and through their family trusts, shareholders of DocuCom. As of December 31, 2007, the remaining installment due the former shareholders of DocuCom is shown on the balance sheet as restricted cash in the amount of $922,888.

        On June 29, 2007, we acquired all of the issued and outstanding shares of capital stock of HRMS. HRMS, founded in 1983 and headquartered in San Francisco, California, is an organization of human resource professionals that combine best practice human resource and technical expertise to design, develop, and implement Human Resource Information System ("HRIS") products and services that meet the immediate and ongoing human resource initiatives. It provides comprehensive HRIS Software Solutions to human resource departments across a broad range of middle-market industries with an installed base of more than 100 middle-market companies located throughout the United States. Our plan is to integrate HRMS with our existing human resources outsourcing services based in San Francisco, California. The aggregate purchase price, subject to a potential post-closing adjustment, was $2,000,000, of which amount we paid the selling shareholders $1,100,000 at closing on June 29, 2007, and issued them 384,968 shares of our restricted common stock valued at $400,000 (based upon the volume-weighted average closing bid price of our common stock during the ten consecutive trading days immediately preceding the closing). The Stock Purchase Agreement provided that we are to pay the selling shareholders the remaining $500,000 12 months after closing through an escrow account with U.S. Bank, subject to offset in our favor with respect to any claims for indemnity by us under the terms of the Stock Purchase Agreement. The purchase price is also subject to immediate adjustment in the event that HRMS' net equity (as defined in the Stock Purchase Agreement) as of the closing was less than $80,000 or more than $140,000. In such event, the sellers shall rebate or we shall increase, as appropriate, the closing cash payment on a dollar-for-dollar basis. The Company is required to use all reasonable efforts to effect the registration of the Registerable Securities as soon as practicable after the Closing Date, and in any event not later than one year after the Closing Date.

        Through a Stock Purchase Agreement, entered into as of October 10, 2007, we purchased the issued and outstanding capital stock of Blue Hill, a privately-held data center outsourcing services

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(2) BUSINESS COMBINATIONS (Continued)

company, based in Pearl River, New York. Blue Hill is a full-service data center outsourcing provider with customers located throughout the United States representing a wide range of industries. We intend to consolidate the operations of our existing Information Technology Outsourcing business unit with Blue Hill's operations to create additional capability for both new and existing customers and generate additional economic efficiencies. At or about the closing date, we transferred approximately $11 million of value, as follows: (i) cash payments to the current selling stockholders of approximately $6.6 million; (ii) our 15-month promissory note in the initial principal amount of $1 million, subject to offset in our favor with respect to any claims for indemnity by us under the terms of the Stock Purchase Agreement; (iii) cash payment through Blue Hill in the amount of approximately $1.4 million to its former stockholder; and (iv) 2,666,666 shares of our restricted common stock valued at approximately $1.8 million (based upon the volume-weighted average closing bid price of our common stock during the ten consecutive trading days immediately preceding the closing). The promissory note bears interest from and after January 1, 2009, at the rate of 9% per annum and is "secured" by a document to be held in escrow, styled as a confession of judgment. The principal of the note, less any offsets, is, at the selling stockholders' option, convertible into restricted shares of our common stock, the number of which is to be calculated in the same manner as the shares issued at closing were calculated.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

        The following table presents the preliminary allocation of the acquisition price, including professional fees and other related acquisition costs, to the assets acquired and liabilities assumed, based on their fair values as of the date of acquisition for the three acquisitions during fiscal 2007:

	DocuCom	HRMS	Blue Hill
Cash and cash equivalents	$—	$15,702	$38,061
Accounts receivable	1,579,611	252,008	941,341
Acquired contracts	—	—	—
Other current assets	172,888	8,876	242,070
Property, plant and equipment	204,419	2,611	797,991
Goodwill	1,462,693	758,268	1,697,891
Identifiable intangible assets	2,300,000	1,600,000	9,000,000

Total assets acquired	5,719,611	2,637,465	12,717,354

Debt payable to bank	420,610	—	977,715
Accounts payable and other accrued liabilities	2,247,173	477,525	2,147,880
Estimated termination liability	—	—	—

Total liabilities assumed	2,667,783	477,525	3,125,595

Net assets acquired	$3,051,828	$2,159,940	$9,591,759

        Acquired identifiable intangible assets in the amount of $2,300,000, $800,000 and $6,500,000 were assigned to customer contracts and non-compete agreements pending refined valuation. The purchase price and costs associated with the DocuCom, HRMS and Blue Hill acquisitions exceeded the Company's preliminary allocation of the fair value of net assets acquired by $1,462,693, $758,268 and $1,697,891, respectively, which was assigned to goodwill. The Company is in the process of obtaining third-party valuations of the intangible assets and the allocation of the purchase price for these three acquisitions is subject to refinement. The amount ultimately assigned to goodwill is not expected to be deductible for United States income tax, state income tax or Canadian income tax purposes.

(3) PROPERTY, PLANT AND EQUIPMENT

        Property, plant and equipment, at cost, as of December 31, 2007 consisted of the following:

2007
Furniture and fixtures	$387,574
Office equipment	3,593,761
Assets under capital lease	492,604
Software	886,185
Vehicles	13,412
Leasehold improvements	180,318

5,553,854
Less accumulated depreciation and amortization	(718,913)

Property, plant and equipment, net	$4,834,941

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(3) PROPERTY, PLANT AND EQUIPMENT (Continued)

        The Company acquired the remaining balance of deferred gain on sale and leaseback of a facility on December 15, 2006, along with the acquisition of netGuru, Inc. This deferred gain was recognized in its entirety in December 2006, when the Company terminated the lease and moved its corporate headquarters to a new location. For the years ended December 31, 2007 and 2006, depreciation expense relating to assets under capital lease amounted to $89,794 and $3,394, respectively. Depreciation expense for all assets for the years ended December 31, 2007 and 2006 amounted to $617,400 and $83,772, respectively.

(4) DEBT

  Short-Term Related Party Debt

Short-term related party debt consisted of the following at December 31, 2007:
Notes payable to 2 officers, who are also significant shareholders, secured by all assets of the Company, bearing an annual interest rate of 9%	$1,200,000

Long-term debt
Long-term debt, including capital lease obligations, consisted of the following at December 31, 2007:
a. Credit facility from Royal Bank of Canada, stated interest at a floating rate plus 1.05%, (totaling 7.05% at December 31, 2007), secured by assets of the Company	$795,132
b. Loan from Business Development Bank of Canada, stated interest at a floating rate plus 3.25%, (totaling 11.25% at December 31, 2007), secured by assets and personal guarantees of the Company, expiring May 21, 2010	49,371
c. Capital lease obligations maturing at dates ranging from November 30, 2009 to December 31, 2011, secured by the leased assets	655,522

Total long-term debt before unamortized discount and inputed interest	1,500,025
Less: Imputed interest and unamortized discount	(121,157)

Long-term debt	1,378,868
Less: current portion	961,809

$417,059

RELATED PARTY NOTES PAYABLE

        In August 2006 the Company entered into an agreement with two individuals who are officers, directors, and significant shareholders for a bridge loan not to exceed $3,000,000. From the inception of that agreement through January 30, 2007 a total of $2,740,000 was advanced to the Company. The loan agreement provided for principal and accrued and unpaid interest were due and payable April 30, 2007. The loan agreement is unsecured. The unpaid principal of $1,200,000 and accrued and unpaid interest of $36,672 as of December 31, 2007 are due and payable on demand. The amount due under the loan agreement has both a face and stated value of $1,200,000 as of December 31, 2007. The stated fixed interest rate is 9.00% through August 18, 2008.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(4) DEBT (Continued)

        Common share purchase warrants (collectively the Warrants) to purchase one share of the Company's common stock, par value $0.01 per share (the Common Stock), at an exercise price of $0.035 per share that are exercisable on issuance were granted in conjunction with the loan agreement. The total funds borrowed from the related parties amounted $2,740,000. The associated Warrants are exercisable for 707,704 shares of common stock. The Warrants, which expire seven years after issuance, were assigned a value of $834,717, estimated using the Black-Scholes-Merton valuation model. The following assumptions were used to determine the fair value of the Warrants using the Black-Scholes-Merton valuation model: a term of seven years, risk-free rate range of 4.16%—5.03%, volatility of 125%, and dividend yield of zero. In accordance with EITF No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments, the values assigned to the Warrants was allocated based on their relative fair values. The discount on the loan agreement for the Warrants was accreted to interest expense, using the effective interest method, over the initial term of the loan agreement (original loan agreement due date was April 30, 2007) Total interest expense recognized relating to the accretion of the Warrants discount for the the year ended December 31, 2007 and 2006 was $594,029 and $241,670, respectively.

        The loan agreement provided that if the Company required additional equity in order to meet certain surplus requirements needed to accomplish the reverse merger with netGuru; it could offer the related parties the opportunity to convert a portion of the outstanding loan agreement amount then payable at an aggregate conversion price equal to 50% of the fair value of the common stock at the adjusted closed market price on the day immediately preceding the conversion of the loan agreement amounts. A total of $1,540,000 was converted into 916,667 shares of the Company's Series C preferred stock in December 2006 (conversion price of $1.68 per share of Series C preferred stock is based on an adjusted closing price of the common stock on the day immediately preceding the conversion of $3.36). The Company incurred an $82,200 loan fee of 3% of the total amount borrowed under the loan agreement which was paid to the related parties.

        Under the loan agreement, the Company was required to pay an amount equal to an amount not less than 25% of the net proceeds it received from all subsequent debt and equity financings towards the retirement of the then outstanding principal and accrued and unpaid interest (Note 5). Any unwaived failure by the Company to make any such payment would constitute a material breach of the loan agreement. In connection with the consummation of the Series D preferred stock equity financing on June 13, 2007, the two individuals waived this loan agreement covenant. The waiver related solely to the Series D preferred stock financing.

A.
CREDIT FACILITY FROM THE ROYAL BANK OF CANADA

        Docucom Imaging Solutions Inc. ("DocuCom") has a revolving Operating Line with the Royal Bank of Canada with a maximum availability of $1,000,000 and carries an annual interest rate of the Royal Bank of Canada prime rate plus 1.05%, which amounted to 7.05% at December 31, 2007. The credit facility is secured by a General Security Agreement signed by DocuCom as well as a guarantee and postponement of claim for $500,000 in the name of Novus Imaging Solutions Inc. ("Novus") which is also supported by a General Security Agreement signed by Novus. The Borrowing Limit on the credit facility is 75% of the good accounts receivable of the Company. At December 31, 2007, DocuCom had an outstanding balance of approximately $795,132 which did not exceed the borrowing limit. Interest expense for the period ended December 31, 2007 amounted to $28,365.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(4) DEBT (Continued)

B.
TERM LOAN FROM BUSINESS DEVELOPMENT BANK OF CANADA

        Adapsys Document Management LP ("ADM") has a term loan with the Business Development Bank of Canada that expires on May 21, 2010. The interest rate on this loan is bank's floating rate plus 3.25% and monthly principal re-payments are approximately $1,433. At December 31, 2007, the annual rate of interest on this loan was 11.25% and the balance outstanding was approximately $53,984. The loan is secured by a general security agreement from ADM and joint and several personal guarantees in the amount of approximately $43,000 by two former principals of ADM who were also the Company's 5% shareholders. The Company issued a 7-year warrant to purchase 5,435 shares of the Company's common stock at an exercise price of $0.03 per share to each of these shareholders in return for their loan guarantees. The warrants, valued at approximately $11,049, were recorded as a discount to the term loan. The value of the warrants is being amortized to interest expense over the term of the loan. Unamortized discount at December 31, 2007 and 2006 was approximately $8,980 and $9,794, respectively.

C.
CAPITAL LEASES

        Capital leases consist primarily of equipment leases for the U.S. entities. The Company added approximately $475,800 to capital leases during fiscal 2007.

        Long-term debt, excluding unamortized discount, and capital lease obligations mature in each of the following years ending December 31:

	Long-Term Debt	Capital Lease Obligations
2008	$812,156	$199,518
2009	17,023	180,167
2010	7,094	141,582
2011	—	134,255
2012	—	—
Thereafter	—	—

Total minimum payments	$836,273	$655,522
Less: amount representing interest		(112,927)

Present value of minimum capital lease payments		$542,595

        Long-term debt and capital lease interest expense for the year ended December 31, 2007 was approximately $41,797 and $55,640, respectively.

(5) ESTIMATED SEVERANCE LIABILITY

        As part of the acquisition of the ADAPSYS entities, the Company acquired the remaining term of a contract to provide services to IATA. This contract expired in February 2006. As a result of the expiration of this contract, the Company terminated 36 employees. The Company believes that it has a termination obligation to certain of these terminated employees. The Company recorded the estimated liability as part of the allocation of the purchase price of the ADAPSYS entities in August 2005, and

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(5) ESTIMATED SEVERANCE LIABILITY (Continued)

reduces the liability as individual prior employees and the Company reach agreement on the amount of termination payment due.

        Based on the settlements reached and amount of professional and other fees incurred during 2006, the Company reduced its severance liability estimate at December 31, 2006 by $223,726. This amount is shown as a reduction to operating expense on the Company's consolidated statement of operations for the year ended December 31, 2006. The Company believes that the severance liability balance of $72,199 at December 31, 2007 is sufficient to satisfy the remaining amounts due.

(6) STOCKHOLDERS' EQUITY

        In connection with the Merger, on December 15, 2006, the Company issued an aggregate 7,336,575 shares of its common stock to the holders of the common stock of Former BPOMS and 1,567,095 of its Series A preferred shares, 1,449,204 of its Series B preferred shares, and 916,666 of its Series C preferred shares to the holders of shares the respective series of preferred stock of Former BPOMS, in exchange for their shares of common and preferred stock, respectively, of Former BPOMS. For each share of the common stock of Former BPOMS, the holder thereof received 0.7246 of the Company's common shares. For each share of the Series A and Series B convertible preferred stock of Former BPOMS, the holder thereof received 0.7246 shares of the Company's preferred stock in the corresponding series. For each share of the Series C non-convertible preferred stock of Former BPOMS, the holder thereof received one share of the Company's preferred stock in the corresponding series.

        Exemption from the registration provisions of the Securities Act of 1933 for the transactions described above is claimed under Section 4(2) of the Securities Act of 1933, among others, on the basis that such transactions did not involve any public offering and the purchaser was accredited and had access to the kind of information registration would provide. Appropriate investment representations were obtained, and the securities were issued with restricted securities legends.

        In June 2007 the Company issued 384,968 common shares valued at $400,000 as part consideration of the purchase price for the acquisition of HRMS.

        In June 2007 the Company privately placed shares of Series D Convertible Preferred Stock and various common stock and Series D-2 preferred stock purchase warrants to a limited number of institutional investors for gross proceeds of approximately $14,000,000. The shares of Series D Convertible Preferred Stock are convertible into approximately 23.3 million shares of our common stock. The three-year Series A Warrants (initial exercise price of $.90 per share) are exercisable for the purchase of up to approximately 11.7 million shares of our common stock. The five-year Series B Warrants (initial exercise price of $1.25 per share) are exercisable for the purchase of up to approximately 23.3 million shares of common stock. If exercised in full, the aggregate Series A Warrant and Series B Warrant proceeds will be approximately $40 million.

        The investors were also granted a one-year option (in the form of Series J Warrants) to purchase up to $21 million of Series D-2 Convertible Preferred Stock, which is convertible into approximately 23.3 million shares of common stock. At the closing and in connection with such option, the Company granted the investors three-year Series C warrants (initial exercise price of $1.35 per share), which are exercisable for the purchase of up to approximately 11.7 million shares of common stock, and five-year

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(6) STOCKHOLDERS' EQUITY (Continued)

Series D Warrants (initial exercise price of $1.87 per share), which are exercisable for the purchase of up to approximately 23.3 million shares of common stock. The Series C Warrants and the Series D warrants vest only upon the exercise of the Series J Warrants. If exercised in full, the aggregate Series C Warrant and Series D Warrant proceeds will be approximately $60 million.

        Through amendments to each of the Series J Warrants to Purchase Shares of Preferred Stock issued to the investors who purchased shares of the Company's Series D Convertible Preferred Stock on June 13, 2007 (which Series J Warrants were issued in connection with such share purchases), the Company voluntarily reduced the per-share warrant exercise price payable upon exercise of its Series J Warrant from $14.40 to $9.60, effective only for exercises thereof during the period between September 28, 2007 and October 10, 2007. This reduced warrant exercise price only applied for up to seventy-five percent (75%) of the Series J Warrants then held by each investor and the original exercise price of $14.40 per share was automatically re-applied to any Series J Warrants not exercised at the reduced price.

        The Company also amended each of the Series C Warrants to purchase shares of Common Stock and Series D Warrants to purchase shares of Common Stock, all of which were also issued in connection with the purchases of the Series D Convertible Preferred Stock on June 13, 2007, to provide that, in the event that an investor exercised any portion of the Series J Warrants at the reduced exercise price, the per-share warrant exercise price payable upon exercise of its Series C Warrant was reduced from $1.35 to $0.01 and the per-share warrant exercise price payable upon exercise of its Series D Warrant was reduced from $1.87 to $1.10 for the same percentage of the investor's Series C Warrants and Series D Warrants as the percentage of Series J Warrants then exercised by such investor during the reduced warrant price period. Any applicable reduced warrant exercise price for the Series C Warrants and Series D Warrants applies for the remainder of their respective terms. The anti-dilution provisions of the investors' agreements were waived for such reduced exercise prices.

        In connection with the sale of the Series D and Series D-2 Convertible Preferred Stock;

        (a)   As long as any shares of Series D and Series D-2 Preferred Stock are outstanding, the Company may not declare, pay or set apart for payment any dividend or make any distribution on any Junior Stock (other than dividends or distributions payable in additional shares of Junior Stock), unless at the time of such dividend or distribution the Company shall have paid all accrued and unpaid dividends on the outstanding shares of Series D and Series D-2 Preferred Stock.

        (b)   The Company must maintain financial covenants relating to working capital, capital expenditures, leverage, EBITDA, and fixed charge coverage ratio. The Company believes that it is in compliance with these covenants.

        (c)   There are penalties if a registration statement under the Securities Act providing for the resale of the Warrant Shares and Conversion Shares is not in effect within 150 days of the sale of the Preferred Stock. The Company has received a waiver of this provision from five of the seven investors and anticipates receipt of a waiver from the remaining two investors.

        (d)   There are provisions requiring repurchase of the warrants associated with the Series D and Series D-2 Preferred Stock on the occurrence of certain triggering events. These triggering events are under the control of the Company's board of directors. Provisions relating to the structure of the board

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(6) STOCKHOLDERS' EQUITY (Continued)

of directors are such that holders of the Series D and Series D-2 Preferred Stock or their successors cannot take control of the board so no liability has been recorded in relation to this repurchase requirement.

        During September and October 2007, several investors had exercised certain of their Series J Warrants at the reduced exercise price and acquired an aggregate of 729,167 shares of the Company's Series D-2 Convertible Preferred Stock for an aggregate price of approximately $7.0 million. The anti-dilution provisions of the investors' agreements were waived for such reduced exercise prices.

        In October 2007 the Company issued 2,666,666 restricted common shares valued at $1.8 million as part of the purchase consideration for Blue Hill.

  Warrants

        The Company has issued warrants in the past relating to certain acquisitions, issuances of stock, financing activities and as consideration for services to the Company.

        In August 2005, the Company issued a seven-year warrant that vested upon issuance, to purchase 121,733 shares of the Company's common stock at an exercise price of $0.0345 per share. The warrant was issued towards finder's fee for the acquisition of the ADAPSYS entities and was valued at $25,570, using the Black-Scholes-Merton valuation model, with the value included in the purchase price of the ADAPSYS entities.

        In August 2006, the Company issued seven-year warrants to purchase an aggregate of 10,870 shares of the Company's common stock at an exercise price of $0.0345 per share, in consideration for guaranteeing the term loan from the Business Development Bank of Canada (see note 4C). The warrants were valued at $11,049. The value of the warrants was recorded as a discount to the term loan and is being amortized to interest expense over its term. At December 31, 2007, the unamortized balance of the discount was $8,230.

        In August 2006, September 2006, October 2006, November 2006 and December 2006, the Company issued seven-year warrants to purchase an aggregate of 60,384; 60,384; 48,307; 9,662 and 443,253 shares of the Company's common stock, respectively, at an exercise price of $0.0345 per share, pursuant to the bridge loan agreement (See Note 7). The warrants vested upon issuance. The total warrant value determined using the Black-Scholes-Merton option pricing model, a volatility of 125%, risk-free interest rates ranging from 4.16% to 5.03%, and the expected term of 7 years was $649,531. The warrant value has been recorded as a discount to the bridge loan and is being amortized to interest expense over the term of the bridge loan. At December 31, 2007, the loan discount had been fully amortized.

        In December 2006, the Company issued a seven-year warrant to purchase an aggregate of 47,619 shares of the Company's common stock, at an exercise price of $0.63 as finder's fee in the acquisition of netGuru. The warrant is exercisable into 47,619 shares of the Company's common stock and was valued at $119,271 using the Black-Scholes-Merton option pricing model, a volatility of 125%, risk-free interest rate of 5.03%, and the expected term of 7 years.

        As a result of the Merger, the Company acquired from its predecessor, netGuru, an obligation to issue shares under fully vested warrants to purchase an aggregate of 49,003 shares of the Company's

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(6) STOCKHOLDERS' EQUITY (Continued)

common stock. The warrants were issued by netGuru in financing transactions or as compensation for services rendered by non-employees. The weighted average exercise price of these warrants is $11.95 and the warrants expire at various dates through December 23, 2009.

        In January 2007, the Company issued a seven-year warrant to purchase an aggregate of 133,333 shares of the Company's common stock, at an exercise price of $0.0345 in conjunction with additional bridge loan funding from an individual who is an officer and significant shareholder valued at $185,168 using the Black-Scholes-Merton option pricing model, a volatility of 125%, risk-free interest rate of 4.75%, and the expected term of 7 years.

        In June 2007, the Company issued 5 & 7-year warrants to purchase an aggregate of 1,166,667 shares of the Company's common stock, at an exercise price of $0.60 as finders and broker fees in conjunction with the Private funding on June 13, 2007 valued at $1,113,105 using the Black-Scholes-Merton option pricing model, a volatility of 123%, risk-free interest rate of 5.05%, and the expected term of 5-7 years.

        The following table summarizes the fair value of warrant issuances and the assumptions used in determining fair value:

Grant date	Shares underlying under warrants	Exercise price per share	Estimated life (in years)	Volatility	Risk-free rate	Fair value of warrants (a)
August 2005	121,733	$0.03	7.0	125%	4.20%	$25,570
August 2006	71,254	$0.03	7.0	125%	4.20%	72,430
September 2006	60,384	$0.03	7.0	125%	4.20%	61,380
October 2006	48,307	$0.03	7.0	125%	4.20%	49,104
November 2006	9,662	$0.03	7.0	125%	4.20%	9,821
		.03 to
December 2006	443,253	$0.63	6.0 to 7.0	125%	5.03%	587,116
January 2007	133,333	$0.03	7.0	125%	4.75%	185,186
June 2007	1,166,667	$0.60	5.0 to 7.0	123%	5.05%	$1,113,105

Total	2,054,593

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(6) STOCKHOLDERS' EQUITY (Continued)

(a)
Fair value was determined using the Black-Scholes-Merton option pricing model.

        The following table summarizes the warrant activity:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value
Outstanding at December 31, 2005	121,733	$0.03
Issued	632,860	0.08
Acquired in Merger	49,003	11.95
Exercised	—	—
Forfeited	—	—

Outstanding at December 31, 2006	803,596	0.80
Issued	72,758,350	1.43
Exercised	(1,229,167)	5.70
Forfeited	—	—

Outstanding at December 31, 2007	72,332,779	$1.35	3.85	$0.92
Exercisable at December 31, 2007	72,332,779	$1.35	3.85	$0.92

  Stock Option Plans

        The Company has adopted the following employee stock option plans:

	Adopted	Terminates	Shares Authorized
BPO Management Services, Inc. 2007 Stock Incentive Plan (the "2007 Plan")	June 2007	June 2017	4,666,667
BPO Management Services, Inc. Stock Option Plan (the "BPOMS Plan")	August 2005	August 2015	1,956,420
NetGuru, Inc. 2003 Stock Option Plan (the "2003 Plan")	December 2003	December 2013	1,000,000
NetGuru, Inc. 2000 Stock Option Plan (the "2000 Plan")	December 2000	November 2010	1,000,000
Research Engineers, Inc. 1998 Stock Option Plan (the "1998 Plan")	December 1998	November 2008	1,000,000
Research Engineers, Inc. 1997 Stock Option Plan (the "1997 Plan")	February 1997	February 2007	600,000

        Each plan provides for the granting of shares as either incentive stock options or non-qualified stock options. Options under all plans generally vest over three to four years, though the vesting periods may vary from option to option, and are exercisable subject to continued employment and other conditions.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(6) STOCKHOLDERS' EQUITY (Continued)

        The following is a summary of stock option activity:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value
Outstanding at December 31, 2005	1,521,660	$0.03
Issued	434,760	0.03
Acquired in Merger*	22,570	46.13
Exercised	—	—
Forfeited	—	—

Outstanding at December 31, 2006	1,978,990	0.56
Issued	3,023,964	0.65
Exercised	—	—
Forfeited	—	—

Outstanding at December 31, 2007	5,002,954	0.61	8.45	0.18
Exercisable at December 31, 2007	1,094,289	$1.08	7.31	$0.65

*
Non-employee options acquired as part of Merger.

        As a result of the Merger, the Company acquired from its predecessor, netGuru, an obligation to issue shares under fully vested non-qualified stock options to purchase an aggregate of 22,570 shares of the Company's common stock. These options were issued to non-employees for services provided to the predecessor. The weighted average exercise price of these options is $46.13 and the options expire at various dates through February 18, 2010.

        No options were exercised in the fiscal year 2007 or 2006.

        The weighted average grant-date fair value of options granted during the year ended December 31, 2007 and 2006 was $0.65 and $0.21, respectively.

        The Company accounts for share-based compensation to employees pursuant to SFAS No.123(R), "Share Based Payment," which requires that all share-based compensation to employees, including grants of employee stock options, be recognized as expense in the Company's financial statements based on their respective grant date fair values. As SFAS No. 123(R) requires that share-based compensation expense be based on awards that are ultimately expected to vest stock based compensation for 2007 has been reduced by estimated forfeitures.

        The Company has elected to use the Black-Scholes-Merton option pricing model to determine the fair value of the Company's stock options granted to employees. It uses the straight line amortization model to record expenses under this statement and recognized share-based compensation expense in its consolidated statements for 2007 and 2006 in the amounts of $360,721and $244,553, respectively. Total compensation cost related to non-vested stock option awards not yet recognized as of December 31, 2007 was $3,804,320 which is expected to be recognized over the weighted average period of 2.38 years.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(6) STOCKHOLDERS' EQUITY (Continued)

The Company may be required to accelerate, increase or cancel any remaining unearned share-based compensation expense if there are any modifications or cancellation of the underlying unvested securities. Future share-based compensation expense and unearned share-based compensation will increase to the extent that we grant additional equity awards to employees or we assume unvested equity awards in connection with acquisitions.

(7) RELATED PARTY TRANSACTIONS

        On August 18, 2006, the Company entered into a bridge loan agreement with Patrick Dolan and James Cortens. Pursuant to the bridge loan agreement, Messrs. Dolan and Cortens and/or their assigns may, in their discretion, provide personal guarantees for a portion of or all of a bridge loan of up to $3,000,000 that may be arranged in favor of BPOMS. The personal guarantees are subject to the bridge loan meeting the conditions specified in the bridge loan agreement, which include but are not limited to the granting of a first lien on all the assets of BPOMS. As of December 31, 2007, the Company has drawn a total of $2,740,000 from this bridge loan facility.

        Under the terms of the bridge loan agreement, Messrs. Dolan and Cortens received seven-year warrants to purchase shares of the Company's common stock equal to one-third of the amount drawn on the bridge loan, at an exercise price of $0.03 per share (adjusted for the merger exchange ratio). In addition, BPOMS also agreed to pay Messrs. Dolan and Cortens a cash fee of 3% of the amounts drawn on the bridge loan. As of December 31, 2007, the loan fees of $61,200 were paid during fiscal year 2007.

        The following table lists the bridge loans made available to the Company by Messrs. Dolan and Cortens, 3% fees on each tranche and warrants issued to them by the Company pursuant to the bridge loan agreement (See note 6):

	Date	Loan amount	3% fees	Shares issuable under warrants
Patrick Dolan	August 25, 2006	$250,000	$7,500	60,384
Patrick Dolan	September 20, 2006	250,000	7,500	60,384
Patrick Dolan	October 10, 2006	200,000	6,000	48,307
Patrick Dolan	December 14, 2006	1,400,000	42,000	338,147
Patrick Dolan	January 30, 2007	400,000	12,000	133,333
James Cortens	September 11, 2006	40,000	1,200	9,662
James Cortens	December 14, 2006	100,000	3,000	24,154
James Cortens	December 20, 2006	100,000	3,000	33,334

		$2,740,000	$82,200	707,705

        The total warrant value of $834,699 has been recorded as a discount to the bridge loan and is being amortized to interest expense over the term of the bridge loan. For the year ended December 31, 2007, the unamortized loan discount and interest expense were $0 and $594,029, respectively.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(7) RELATED PARTY TRANSACTIONS (Continued)

        Subsequent to the Merger and pursuant to the provisions of the bridge loan agreement, Messrs. Dolan and Cortens purchased shares of Series C of BPOMS. The purchase price was $1,540,000 or the amount of additional equity required to meet the $1,500,000 capital surplus requirement. The number of shares of Series C preferred stock issued for this purchase price was equal to 916,667 shares at $1.68 per share. The per share price was the price equal to 50% of the volume weighted average closing price of netGuru common stock, using the closing prices for the five days prior to the consummation of the transaction.

        The bridge loan agreement provides that if a bridge loan is outstanding, BPOMS will not prepay any other debt of the company, other than a stockholder loan, trade payables, the existing operating capital line of credit and other specified loans and leases. In addition, BPOMS has agreed that 25% of the net proceeds from any debt or equity financing transactions will be applied to the balance of any stockholder loan and then to the balance of the bridge loan.

        Concurrently with the bridge loan agreement, BPOMS entered into a participation agreement with Patrick Dolan, James Cortens, Brian Meyer and Donald West pursuant to which BPOMS agreed that, at any time prior to the closing of the merger, Messrs. Meyer and West may choose to participate in the rights and obligations under the bridge loan agreement on a pro rata basis up to their respective proportionate stockholdings in BPOMS. In accordance with the participation agreement, when we and BPOMS signed the merger agreement, Messrs. Meyer and West each received a seven-year warrant to purchase up to 5,435 shares of the common stock of BPOMS at a purchase price of $0.03 per share in consideration for their personal guarantee of an existing loan made to ADAPSYS Document Management LP by Business Development Bank of Canada. The participation agreement also provides that if BPOMS at any time repays any portion of the bridge loan or a stockholder loan, it must also concurrently make a proportionate repayment of the existing bank loan made to ADAPSYS Document Management LP.

(8) RETIREMENT PLANS

        The Company and certain of its subsidiaries have adopted qualified cash or deferred 401(k) retirement savings plans. The domestic plan covers substantially all domestic employees who have attained age 21 and have had one year of service. Employees may contribute up to 15% of their compensation. The Company does make matching contributions to the plan among several of its subsidiaries, where it matches 100% of the employee contribution up to a maximum of 4%. For the year ended December 31, 2007 and 2006, the Company contributions to the plan amounted to $102,418 and $27,043, respectively.

(9) COMMITMENTS AND CONTINGENCIES

Operating Leases

        The Company leases certain facilities and equipment under non-cancelable operating leases. The facility leases include options to extend the lease terms and provisions for payment of property taxes, insurance and maintenance expenses.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(9) COMMITMENTS AND CONTINGENCIES (Continued)

        At December 31, 2007, future minimum annual rental commitments under these lease obligations were as follows:

Year ending December 31:
2008	$1,531,140
2009	1,456,693
2010	1,283,113
2011	924,130
2012	335,070
Thereafter	1,309,790

        Rent expense was $1,045,587 and $451,425 for the year ended December 31, 2007 and 2006, respectively.

Litigation

        The Company is a party to various litigations arising in the normal course of business. Management believes the disposition of these matters will not have a material impact on the Company's consolidated financial condition or results of operations.

(10) INCOME TAXES

        The components of loss from continuing operations before income taxes are as follows for the years ended December 31,

	2007	2006
United States	$(5,266,744)	$(2,852,476)
Foreign	(1,201,465)	(447,710)

Total	$(6,468,209)	$(3,300,186)

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(10) INCOME TAXES (Continued)

        The (benefit) provision for taxes on income from continuing operations is comprised of the following for the years ended December 31,:

	2007	2006
Current:
Federal	$—	$—
State	—	—
Foreign	—	—

	—	—
Deferred:
Federal	—	—
State	—	—
Foreign	—	—

	—	—

Total	$—	$—

        The reported (benefit) provision for taxes on income from continuing operations differs from the amount computed by applying the statutory federal income tax rate of 34% to loss before income taxes as follows for the years ended December 31,:

	2007	2006
Income tax benefit at statutory rate	$(2,199,191)	$(1,122,063)
State taxes, net of federal benefits	(331,172)	(148,024)
Change in valuation allowance	2,345,748	996,084
Other	184,615	274,003

Total	$—	$—

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(10) INCOME TAXES (Continued)

        The Company provides deferred income taxes for temporary differences between assets and liabilities recognized for financial reporting and income tax purposes. The tax effects of temporary differences for continuing operations at December 31 are as follows:

	2007	2006
Deferred tax assets:
Accruals and reserves	$679,040	$68,012
Depreciation	15,603	5,306
Net operating loss carryforwards	3,055,518	1,922,298
Research and development credit carryforwards	172,340	172,340
Other	2,156	2,156

Total deferred tax assets	3,924,657	2,170,112
Less: valuation allowance	(3,621,458)	(1,702,994)

Net deferred tax assets	303,199	467,118

Deferred tax liabilities:
Amortization of intangibles	(303,199)	(467,118)

Total deferred tax liabililties	(303,199)	(467,118)

Net Deferred Tax Asset/Liability	$—	$—

        At December 31, 2007, the Company had tax net operating loss carryforwards of approximately $6,579,067 for federal income tax purposes and $2,592,715 for state income tax purposes, and $1,649,175 for foreign tax purposes which expire at varying dates beginning in 2019, 2007, and 2011 respectively. Due to the "change in ownership" provisions of the Tax Reform Act of 1986, the Company's net operating loss carryforwards may be subject to an annual limitation on the utilization of these carryforwards against taxable income in future periods if a cumulative change in ownership of more than 50% occurs within any three-year period.

        In addition to the net operating loss carryforwards, the Company has, for federal income tax purposes, approximately $138,000 of research and development credit carryforwards, which expire at varying dates beginning in 2013 and $34,000 of federal alternative minimum tax credit carryforwards which have an indefinite life.

        In assessing the realizability of the net deferred tax assets, management considers whether it is more likely than not that some or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends upon either the generation of future taxable income during the periods in which those temporary differences become deductible or the carryback of losses to recover income taxes previously paid during the carryback period. As of December 31, 2007, the Company had provided a valuation allowance of approximately $3,621,458 to reduce the net deferred tax assets due in part to the potential expiration of certain tax credits and net operating loss carryforwards prior to their utilization.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(11) SEGMENT AND GEOGRAPHIC DATA

        The Company is a business process outsourcing services provider. The Company's operating segments are:

  •
  ECM

  •
  ITO and

  •
  HRO

        The Company applies the provisions of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 requires segments to be determined and reported based on how management measures performance and makes decisions about allocating resources. The Company's management monitors unallocable expenses related to the Company's corporate activities in a separate "Corporate," which is reflected in the tables below.

        The significant components of worldwide operations by reportable operating segment are:

	For the year ended December 31,
	2007	2006
Net revenues
ECM	$10,141,210	$2,713,769
ITO	5,616,239	1,833,052
HRO	711,552	164,318

Consolidated	$16,469,001	$4,711,139

Operating loss
ECM	$(1,617,826)	$(650,551)
ITO	(730,621)	(355,393)
HRO	(800,146)	(777,336)
Corporate	(2,519,527)	(1,160,695)

Consolidated	$(5,668,120)	$(2,943,975)

Depreciation and amortization expense
ECM	$455,002	$41,787
ITO	513,486	108,109
HRO	249,901	—
Corporate	248,378	10,824

Consolidated	$1,466,767	$160,720

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(11) SEGMENT AND GEOGRAPHIC DATA (Continued)

        The Company's operations are based in foreign and domestic subsidiaries and branch offices in the U.S., Canada and Germany. The following are significant components of worldwide operations by geographic location:

	For the year ended December 31,
	2007	2006
Net revenues
North America	$15,803,256	$4,710,115
Europe	665,745	1,024

Consolidated	$16,469,001	$4,711,139

	For the year ended December 31,
	2007	2006
Long-Lived Assets
North America	$23,777,079	$5,829,298
Europe	23,672	25,874

Consolidated	$23,800,751	$5,855,172

(12) BASIC AND DILUTED LOSS PER SHARE

        In accordance with FASB Statement No. 128, Earnings Per Share, we calculate basic and diluted net loss per share using the weighted average number of common shares outstanding during the periods presented and adjust the amount of net loss, used in this calculation, for preferred stock dividends declared during the period.

        We incurred a net loss in each period presented, and as such, did not include the effect of potentially dilutive common stock equivalents in the diluted net loss per share calculation, as their effect would be anti-dilutive for all periods. Potentially dilutive common stock equivalents would include the common stock issuable upon the conversion of preferred stock and the exercise of warrants and stock options that have conversion or exercise prices below the market value of our common stock at the measurement date. As of December 31, 2007 and 2006, all potentially dilutive common stock equivalents amounted to 126,377,323 and 4,392,936 shares, respectively.

        Basic earnings (loss) per share ("EPS") is calculated by dividing net income (loss) by the weighted-average common shares outstanding during the period. Diluted EPS reflects the potential dilution to basic EPS that could occur upon conversion or exercise of securities, options, or other such items, to common shares using the treasury stock method based upon the weighted-average fair value of the Company's common shares during the period.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

For the Years Ended December 31, 2007 and 2006

(12) BASIC AND DILUTED LOSS PER SHARE (Continued)

        The following table illustrates the computation of basic and diluted net loss per share for the year ended December 31, 2007 and 2006:

	Year Ended December 31,
	2007	2006
Numerator:
Net loss	$(6,468,209)	$(3,300,186)
Less:
Preferred dividends paid in stock	129,758	—
Loss and numerator used in computing basis and diluted loss per share	$(6,338,451)	$(3,300,186)

Denominator:
Denominator for basic and diluted net loss per share-weighted average number of common shares outstanding	9,513,749	8,496,119

Basic and diluted net loss per share	$(0.67)	$(0.39)

        The following table set forth potential shares of common stock that are not included in the diluted net loss per share because to do so would be antidilutive since the company reported net losses in both years:

	December 31,
	2007	2006
Options to purchase shares of common stock	5,002,954	566,020
Warrants to purchase shares of common stock	83,221,275	803,596
Shares of convertible preferred stock—Series A	1,703,874	1,574,116
Shares of convertible preferred stock—Series B	1,449,204	1,449,204
Shares of convertible preferred stock—Series D	23,333,344	—
Shares of convertible preferred stock—Series D-2	11,666,672	—

Total	126,377,323	4,392,936

 Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of
BPO Management Services, Inc.

        We have audited the accompanying consolidated balance sheet of BPO Management Services, Inc. (a Delaware corporation) as of December 31, 2006 and the related consolidated statements of operations and cash flows for the year ended December 31, 2006 and for the period from July 26, 2005 (inception), to December 31, 2006, and the consolidated statement of stockholders' equity for the period from July 26, 2005 (inception), to December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2006 and the results of its operations and its cash flows for the two years then ended and for the period from July 26, 2005 (inception), to December 31, 2006, and the statement of stockholders' equity for the period from July 26, 2005 (inception), to December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred net losses for the year ended December 31, 2006 of $(4,629,006) and for the period from July 26, 2005 (inception) to December 31, 2005 of $(800,520). Despite its negative cash flows from operations of $(1,967,653) for the year ended December 31, 2006 and $(49,536) for the period from July 26, 2005 (inception) to December 31, 2005, the Company has been able to obtain operating capital through private equity funding sources. Management's plans, which are described in Note 15 to the financial statements, include the continued development and eventual implementation of its business plan. The Company has relied upon private equity funding since inception. No assurances can be given that the Company can obtain sufficient working capital through the sale of the Company's common stock and borrowing or that the continued implementation of its business plan will generate sufficient revenues in the future to sustain ongoing operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Kelly & Company
Costa Mesa, California
April 16, 2007

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Consolidated Balance Sheet

December 31, 2006

Assets
Current assets:
Cash and cash equivalents	$706,197
Accounts receivable (net of allowance for doubtful accounts of $96,351)	743,114
Inventory (net of reserves of $0)	37,960
Income taxes receivable	250,000
Deposits	26,821
Prepaid expenses and other current assets	96,344

Total current assets	1,860,436
Property, plant and equipment, net (Note 3)	509,929
Goodwill	4,083,822
Intangible assets (net of amortization of $76,957)	1,114,698
Other assets	146,723

Total assets	$7,715,608

Liabilities and Stockholders' Equity
Current liabilities:
Current portion of long-term debt, net of discount of $2,867	$322,778
Current portion of capital lease obligations	170,976
Accounts payable	1,381,243
Accrued expenses	725,935
Purchase price payable- short-term (Note 2)	977,473
Deferred revenues	334,672
Related party notes payable, net of discount of $408,843 (Note 7)	516,157
Severance obligations payable (Note 5)	543,291
Other current liabilities	25,491

Total current liabilities	4,998,016
Long-term debt, net of current portion and net of discount of $6,927	39,475
Capital lease obligations, net of current portion	10,328
Purchase price payable-long-term (Note 2)	179,579
Other long-term liabilities	33,115

Total liabilities	5,260,513

Commitments and contingencies (Note 9)
Stockholders' equity:
Convertible preferred stock A, par value $.01; authorized 1,608,612 shares; 1,574,116 shares issued and outstanding	15,741
Convertible preferred stock B, par value $.01; authorized 1,449,204 shares; 1,449,200 shares issued and outstanding	14,492
Non-convertible preferred stock C, par value $.01; authorized 21,738,000 shares; 916,667 shares issued and outstanding	9,167
Common stock, par value $.01; authorized 150,000,000 shares; 8,619,400 shares issued and outstanding	86,194
Additional paid-in capital	6,537,527
Accumulated deficit	(4,100,706)
Accumulated other comprehensive loss:
Cumulative foreign currency translation adjustments	(107,320)

Total stockholders' equity	2,455,095

$7,715,608

See accompanying notes to consolidated financial statements.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Consolidated Statements of Operations

	Year Ended December 31, 2006	From July 26 to December 31, 2005
Net revenues:
ECM	$2,713,769	$2,321,834
ITO	1,833,052	—
HRO	164,318	25,700

Total net revenues	4,711,139	2,347,534

Operating expenses:
Cost of services	1,523,983	887,456
Selling, general and administrative	5,737,335	1,230,011
Research and development	19,491	—
Change in estimated severance liability	(223,726)	1,014,281
Share-based compensation	598,031	24,415

Total operating expenses	7,655,114	3,156,163

Operating loss	(2,943,975)	(808,629)

Other (expense) income:
Interest (expense) income, net	(366,943)	7,210
Other	10,732	899

Total other (expense) income	(356,211)	8,109

Loss from operations before income taxes	(3,300,186)	(800,520)
Income tax expense	—	—

Net loss	$(3,300,186)	$(800,520)

Basic and diluted loss per common share:
Net loss per common share	$(0.39)	$(0.12)
Weighted average shares used in computing:
Basic and diluted loss per common share	8,496,119	6,682,788

See accompanying notes to consolidated financial statements.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Consolidated Statements of Stockholders' Equity and Comprehensive Loss

for the period July 26, 2005 to December 31, 2006

	Preferred Series A		Preferred Series B		Preferred Series C
							Common stock
											Accumulated other comprehensive income (loss)
	Number of shares	Par value	Number of shares	Par value	Number of shares	Par value	Number of shares	Par value	Additional paid in capital	Accumulated deficit		Total stockholders' equity	Total comprehensive loss
Balance, July 26, 2005	—	$—	—	$—	—	$—	—	$—	$—	$—	$—	$—	$—

Initial shares issued for cash	1,086,900	10,869	—	—	—	—	5,253,350	52,534	1,436,597	—	—	1,500,000	—
Acquisition of ADAPSYS entities	—	—	1,449,200	14,492	—	—	1,449,200	14,492	604,596	—	—	633,580	—
Acquisition of HRO	—	—	—	—	—	—	126,805	1,268	26,451	—	—	27,719	—
Amortization of share-based compensation	—	—	—	—	—	—	—	—	24,415	—	—	24,415	—
Stock warrants issued	—	—	—	—	—	—	—	—	25,570	—	—	25,570	—
Net loss	—	—	—	—	—	—	—	—	—	(800,520)	—	(800,520)	$(800,520)
Foreign currency translation	—	—	—	—	—	—	—	—	—	—	8,294	8,294	8,294

Comprehensive loss-July 26, to December 31, 2005	—	—	—	—	—	—	—	—	—	(800,520)	8,294		$(792,226)

Balance, December 31, 2005	1,086,900	$10,869	1,449,200	$14,492	—	$—	6,829,355	$68,294	$2,117,629	$(800,520)	$8,294	$1,419,058

        (Continued on the following page)

See accompanying notes to consolidated financial statements.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Consolidated Statements of Stockholders' Equity and Comprehensive Loss

for the period July 26, 2005 to December 31, 2006 (Continuation)

	Preferred Series A		Preferred Series B		Preferred Series C
							Common stock
											Accumulated other comprehensive income (loss)
	Number of shares	Par value	Number of shares	Par value	Number of shares	Par value	Number of shares	Par value	Additional paid in capital	Accumulated deficit		Total stockholders' equity	Total comprehensive loss
Balance, December 31, 2005	1,086,900	$10,869	1,449,200	$14,492	—	$—	6,829,355	$68,294	$2,117,629	$(800,520)	$8,294	$1,419,058	—
Amortization of share-based compensation	—	—	—	—	—	—	—	—	244,553	—	—	244,553	—
Acquisition of Digica	—	—	—	—	—	—	362,300	3,623	75,574	—	—	79,197	—
Acquisition of Novus	—	—	—	—	—	—	144,920	1,449	147,384	—	—	148,833	—
Share-based compensation	344,185	3,442	—	—	—	—	—	—	350,036	—	—	353,478	—
Stock dividend	143,031	1,430	—	—	—	—	—	—	(1,430)	—	—	—	—
Conversion of officers' loans	—	—	—	—	916,667	9,167	—	—	1,530,833	—	—	1,540,000	—
Reverse merger with netGuru	—	—	—	—	—	—	1,282,820	12,828	1,293,097	—	—	1,305,925	—
Stock purchase warrants issued	—	—	—	—	—	—	—	—	779,851	—	—	779,851	—
Net loss	—	—	—	—	—	—	—	—	—	(3,300,186)	—	(3,300,186)	$(3,300,186)
Currency translation adjustment	—	—	—	—	—	—	—	—	—	—	(115,614)	(115,614)	(115,614)

Comprehensive loss for the year ended December 31, 2006							—	—	—	(3,300,186)	(115,614)		$(3,415,800)

Balance, December 31, 2006	1,574,116	$15,741	1,449,200	$14,492	916,667	$9,167	8,619,395	$86,194	$6,537,527	$(4,100,706)	$(107,320)	$2,455,095

See accompanying notes to consolidated financial statements.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

	Year Ended December 31, 2006	July 26, 2005 to December 31, 2005
Cash flows from operating activities:
Net loss	$(3,300,186)	$(800,520)
Adjustments to reconcile loss from continuing operations to net cash used in operating activities:
Depreciation and amortization	160,720	14,233
Recognition of acquired customer contract cost	245,265	719,243
Bad debt expense	121,494	—
Compensation expense recognized on issuance of stock and stock options	598,031	49,985
Amortization of discount on loan	241,670	—
Gain on foreign exchange	—	(7,411)
Change in estimate—severance liability	(223,726)	—
Changes in operating assets and liabilities:
Accounts receivable	191,336	(39,853)
Prepaid expenses and other current assets	(17,910)	—
Other assets	(55,715)	(5,279)
Accounts payable and accrued expenses	279,717	192,819
Change in severance liability	(260,738)	(68,768)
Other current liabilities	10,391	—
Deferred revenues	111,165	(103,985)
Deferred gain on sale-leaseback	(49,196)	—

Net cash used in operating activities	(1,947,682)	(49,536)

Cash flows from investing activities:
Purchase of property, plant and equipment	(69,831)	(7,839)
Purchase of customer lists	—	(220,702)
Cost of investment held-for-sale—sold	—	124,663
Cash from acquired companies, net of acquisition costs paid	2,394,658	—
Cash paid for acquisition, net of cash acquired	—	(111,321)

Net cash provided by (used in) investing activities	2,324,827	(215,199)

Cash flows from financing activities:
Proceeds from issuance of preferred and common stock	—	1,500,000
Payment on note payable	—	(3,096)
Proceeds from bank debt	267,525	—
Repayment of bank debt	(1,286)
Payment of capital lease obligations	(19,778)	—
Proceeds from stockholder loans	2,340,000	—
Cash distribution to shareholders	(3,502,098)	—

Net cash (used in) provided by financing activities	(915,637)	1,496,904

Effect of exchange rate changes on cash and cash equivalents	12,520	—

Net cash (used in) provided by operations	(525,972)	1,232,169

Cash and cash equivalents, beginning of period	1,232,169	—

Cash and cash equivalents, end of period	$706,197	$1,232,169

(continued on the following page)

See accompanying notes to consolidated financial statements.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows (Continuation)

	Year Ended December 31, 2006	July 26, 2005 to December 31, 2005
Supplemental disclosure of cash flow information:
Cash paid for:
Interest	$43,618	$4,145

Income taxes	$—	$—

Supplemental disclosure of non-cash investing and financing activities:
Issuance of warrants	$779,851	$25,570
Issuance of preferred A shares as compensation to officers	$353,478	$—
Issuance of preferred A shares stock dividend	$1,430	$—
Issuance of preferred C shares in partial conversion of bridge loans	$1,540,000	$—
Acquisition of equipment under capital lease	$16,804	$—
Acquisition of companies:
Net assets acquired	$8,667,358	$2,432,119
Net liabilities assumed	$4,995,585	$1,687,218
Note issued toward consideration	$1,157,052	$—
Common stock issued toward consideration	$228,030	$316,790
Preferred stock issued toward consideration	$—	$316,790

See accompanying notes to consolidated financial statements.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(1) Summary of Significant Accounting Policies

  Organization

        BPO Management Services, Inc. was incorporated in 1981 in the state of New Jersey and reincorporated in the state of Delaware in 1996 under the name Research Engineers, Inc. Effective February 18, 2000, the Company's name was changed to netGuru.com and effective February 25, 2000, to netGuru, Inc. On December 15, 2006, netGuru acquired the privately held BPO Management Services, Inc. ("Former BPOMS") in a reverse merger and changed its name to BPO Management Services, Inc., also referred to as the "Company" or "BPOMS" throughout this document. BPOMS is a provider of business process outsourcing services providing enterprise content management ("ECM") services, information technology outsourcing ("ITO") services and human resource outsourcing ("HRO") services to middle market enterprises located primarily in Canada and in the United States.

        For accounting purposes, the acquisition has been treated as a recapitalization of Former BPOMS with Former BPOMS as the acquirer. The historical financial statements prior to December 15, 2006, are those of the Former BPOMS. Since the Former BPOMS began operations on July 26, 2005, pro forma information giving effect to the acquisition, as if the acquisition took place January 1, 2005, is not practicable and therefore not presented. Loss per share for the period July 26, 2005 to December 31, 2005 ("Prior Period 2005") and all share-related data have been presented giving effect to the recapitalization resulting from the reverse merger.

  Principles of Consolidation

        The consolidated financial statements include the accounts of BPOMS and its wholly-owned subsidiaries. All significant transactions among the consolidated entities have been eliminated upon consolidation. Each of the following entities is included in consolidation beginning with the respective date of acquisition.

Inception/Acquisition Date
BPO Management Services, Inc.	Inception date: July 26, 2005
Adapsys Document Management LP	July 29, 2005
Adapsys LP	July 29, 2005
Digica, Inc.	January 1, 2006
Novus Imaging Solutions, Inc.	September 30, 2006
netGuru, Inc.	December 15, 2006

  Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(1) Summary of Significant Accounting Policies (Continued)

        The financial statements include certain amounts that are based on management's best estimates and judgments. The most significant estimates are: allocation of the purchase price in business combinations and the related valuation of identifiable intangible assets and the determination of their useful lives, valuation of goodwill arising from a business combination, allowance for uncollectible accounts receivable, estimation of useful lives of fixed assets, test for impairment of goodwill, estimation of the severance liability, valuation of stock options and warrants issued, allocation of equity unit purchase price between preferred and common share and the determination of the valuation reserves on the United States and Canadian income tax assets. These estimates may be adjusted as more current information becomes available, and any adjustment could be significant.

  Fair Value of Financial Instruments

        Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value Of Financial Instruments," requires management to disclose the estimated fair value of certain assets and liabilities defined by SFAS No. 107 as financial instruments. At December 31, 2006, management believed the carrying amounts of cash and cash equivalents, receivable and payable amounts, and accrued expenses approximated fair value because of the short maturity of these financial instruments. The Company also believed that the carrying amounts of its capital lease obligations approximated their fair value, as the interest rates approximated a rate that the Company could have obtained under similar terms at the balance sheet date.

  Foreign Currency Translation

        The financial condition and results of operations of the Company's foreign subsidiaries are accounted for using the local currency as the functional currency. Assets and liabilities of the subsidiaries are translated into U.S. dollars (the reporting currency) at the exchange rate in effect at the fiscal year-end. Statements of operations accounts are translated at the average rate of exchange prevailing during the respective fiscal years. Translation adjustments arising from the use of differing exchange rates from period to period are included in accumulated other comprehensive (loss) in the consolidated statements of stockholders' equity and comprehensive loss. Gains and losses resulting from foreign currency transactions are included in operations and are not material for fiscal 2006 and for the Prior Period 2005.

  Cash and Cash Equivalents

        The Company considers all liquid investments with maturities of three months or less at the date of purchase to be cash equivalents. The Company maintains its cash balances at financial institutions that management believes possess high-credit quality. As of December 31, 2006, the Company's cash and cash equivalents were deposited primarily in six financial institutions. Although a portion of the related cash balances are federally insured, the Company maintains amounts on deposit in excess of federally insured limits.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(1) Summary of Significant Accounting Policies (Continued)

  Property, Plant and Equipment

        Property, plant and equipment are stated at cost. Depreciation is calculated using the straight-line method over the following useful lives:

Computer equipment	2-5 years
Computer software	2-3 years
Office equipment and furniture	3-10 years

        Assets subject to capital lease agreements and leasehold improvements are amortized over the lesser of the life of the asset or the term of the lease.

  Goodwill

        The Company, upon its inception, adopted the provisions of SFAS No. 142 "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead be tested for impairment at least annually. SFAS No. 142 also requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with SFAS No. 144. SFAS No. 142 required the Company to perform an assessment of whether there was an indication that goodwill was impaired as of the date of adoption.

        The Company is required to perform reviews for impairment annually, or more frequently when events occur or circumstances change that would more likely than not reduce the fair value of the net carrying amount. The evaluation of goodwill impairment involves assumptions about the fair values of assets and liabilities of each reporting unit. If these assumptions are materially different from actual outcomes, the carrying value of goodwill will be incorrect. In addition, the Company's results of operations could be materially affected by the write-down of the carrying amount of goodwill to its estimated fair value.

        The Company assessed the fair value of its three reporting units by considering their projected cash flows, using risk-adjusted discount rates and other valuation techniques and determined that there was no impairment to goodwill. As of December 31, 2006, the Company' goodwill balance was $4,083,822.

  Impairment or Disposal of Long-Lived Assets

        The Company accounts for its long-lived assets under SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. SFAS No. 144 requires companies to separately report discontinued operations and extends that reporting to a component of an entity that either has been disposed of (by sale, abandonment, or

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(1) Summary of Significant Accounting Policies (Continued)

in a distribution to owners) or is classified as held for sale. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

  Revenue Recognition

        The Company recognizes revenue when the following criteria are met: (1) persuasive evidence of an arrangement, such as agreements, purchase orders or written or online requests, exists; (2) delivery of the product or service has been completed and no significant obligations remain; (3) the Company's price to the buyer is fixed or determinable; and (4) collection is reasonably assured. The Company's revenues arise from the following segments: ECM solutions including collaborative software products and services and FAO, ITO services and HRO services.

        Revenue from software sales is recognized upon shipment if no significant post-contract support obligations remain outstanding and collection of the resulting receivable is reasonably assured. Customers may choose to purchase maintenance contracts that include telephone, e-mail and other methods of support, and the right to unspecified upgrades on a when-and-if available basis. Revenue from these maintenance contracts is deferred and recognized ratably over the life of the contract, usually twelve months.

        In October 1997, the Accounting Standards Executive Committee ("AcSEC") of the AICPA issued Statement of Position ("SOP") 97-2, "Software Revenue Recognition." SOP 97-2 distinguishes between significant and insignificant vendor obligations as a basis for recording revenue, with a requirement that each element of a software licensing arrangement be separately identified and accounted for based on relative fair values of each element. The Company determines the fair value of each element in multi-element transactions based on vendor-specific objective evidence ("VSOE"). VSOE for each element is based on the price charged when the same element is sold separately.

        In 1998, the AICPA issued SOP 98-9, "Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions," which modifies SOP 97-2 to allow for use of the residual method of revenue recognition if certain criteria have been met. If evidence of fair value of all undelivered elements exists but evidence does not exist for one or more delivered elements, then revenue is recognized using the residual method. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the transaction fee is recognized as revenue.

        The Company sells its collaborative software along with a maintenance package. This constitutes a multi-element arrangement. The price charged for the maintenance portion is the same as when the maintenance is sold separately. The fair values of the maintenance contracts sold in all multi-element arrangements are recognized over the terms of the maintenance contracts. The collaborative software portion is recognized when persuasive evidence of an arrangement exits, price is fixed and determinable, when delivery is complete, collection of the resulting receivable is reasonably assured and no significant obligations remain.

        Revenues from providing IT services are recognized primarily on a time and materials basis, with time at a marked-up rate and materials and other reasonable expenses at cost, once the services are completed and no significant obligations remain. Certain IT services contracts are fixed price contracts where progress toward completion is measured by mutually agreed upon pre-determined milestones for

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(1) Summary of Significant Accounting Policies (Continued)

which the Company recognizes revenue upon achieving such milestones. Fixed price IT contracts are typically for a short duration of one to nine months. The Company did not have any fixed price contracts at December 31, 2006. Fees for certain services are variable based on an objectively determinable factor such as usage. Those factors are included in the written contract such that the customer's fee is determinable. The customer's fee is negotiated at the onset of the arrangement.

  Allowance for Doubtful Accounts Receivable

        The Company sells to its customers on credit and grants credit to those who are deemed credit worthy based on its analysis of their credit history. The Company reviews its accounts receivable balances and the collectibility of these balances on a periodic basis. Based on the Company's analysis of the length of time that the balances have been outstanding, the pattern of customer payments, the Company's understanding of the general business conditions of its customers and its communications with their customers, the Company estimates the recoverability of these balances. When recoverability is uncertain, the Company records bad debt expenses and increases the allowance for accounts receivable by an amount equal to the amount estimated to be unrecoverable. If the historical data the Company uses to calculate the allowance provided for doubtful accounts does not reflect its future ability to collect outstanding receivables, additional provisions for doubtful accounts may be needed and the Company's future results of operations could be materially affected.

  Concentration of Risk

        The Company is subject to credit risk primarily through its accounts receivable balances. The Company does not require collateral for its accounts receivable balances. Two of the Company's customers accounted for 15.87% and 10.43%, respectively, of the Company's consolidated net sales in fiscal 2006.

        In Prior Period 2005, one customer accounted for approximately 74% of the Company's net sales. No other customer accounted for more than 10% of consolidated net sales.

  Deferred Revenues

        The Company defers revenues for its maintenance contracts and for its collaborative software sales that are not considered earned. The Company defers its maintenance revenues when the maintenance contracts are sold, and then recognizes the maintenance revenues over the term of the maintenance contracts. The Company defers its collaborative software sales revenues if it invoices or receives payment prior to the completion of a project, and then recognizes these revenues upon completion of the project when no significant obligations remain.

  Research and Development

        The Company's research and development ("R&D") costs consist mainly of software developers' salaries. The Company follows the provisions of SFAS No. 86 to capitalize software development costs when technological feasibility has been established and to stop capitalization when the product is available for general release to customers. The Company expenses development costs when they are related to enhancement of existing software products.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(1) Summary of Significant Accounting Policies (Continued)

  Income Taxes

        The Company accounts for income taxes using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

  Earnings (Loss) Per Share

        Basic earnings (loss) per share ("EPS") is calculated by dividing net income (loss) by the weighted-average common shares outstanding during the period. Diluted EPS reflects the potential dilution to basic EPS that could occur upon conversion or exercise of securities, options, or other such items, to common shares using the treasury stock method and/or if converted method based upon the weighted-average fair value of the Company's common shares during the period. See Note 11 "Loss Per Share" for the computation of EPS.

  Comprehensive Income (Loss)

        The Company applies the provisions of SFAS No. 130, "Reporting Comprehensive Income," which establishes rules for the reporting and display of comprehensive income (loss) and its components. SFAS No. 130 requires changes in foreign currency translation adjustments, which are reported separately in stockholders' equity, to be included in other comprehensive income (loss).

  Share-Based Compensation

        The Company accounts for share-based compensation to employees pursuant to SFAS No.123(R), "Share Based Payment," which requires that all share-based compensation to employees, including grants of employee stock options, be recognized as expense in the Company's financial statements based on their respective grant date fair values. As SFAS No. 123(R) requires that share-based compensation expense be based on awards that are ultimately expected to vest, share based compensation for 2006 has been reduced by estimated forfeitures.

        SFAS 123(R) requires the use of a valuation model to calculate the fair value of share-based awards. The Company has elected to use the Black-Scholes-Merton option pricing model, which incorporates various assumptions including volatility, expected life, expected dividend and interest rates. As a private company, Former BPOMS did not have a history of market prices of its common stock, and as such, the Company used an estimated volatility in accordance with SAB No. 107 "Share Based Payment." In 2006, the Company used the volatility of the stock price of netGuru, BPOMS' predecessor company, adjusted to remove the effects of divestitures, cash distributions, and the reverse merger which BPOMS deems not representative of the events that would take place during expected term of the options that were valued. The expected life of awards was based on the simplified method as defined in SAB No. 107. The risk-free interest rate assumption was based on observed interest rates appropriate for the terms of the awards. The dividend yield assumption was based on the company's history and expectation of not paying any dividends in the foreseeable future. Forfeitures were

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(1) Summary of Significant Accounting Policies (Continued)

estimated at the time of grant and will be revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. The Company uses the straight line amortization model to record expenses under this statement and recognized share-based compensation expense for the stock options granted in 2006 and Prior Period 2005 in the amounts of $244,553 and $24,415, respectively. The Company may be required to accelerate, increase or cancel any remaining unearned share-based compensation expense if there are any modifications or cancellation of the underlying unvested securities. Future share-based compensation expense and unearned share-based compensation will increase to the extent that we grant additional equity awards to employees or we assume unvested equity awards in connection with acquisitions.

        The fair value of the Company's stock options granted to employees was estimated using the following assumptions:

Expected Dividend yield	—
Expected volatility	125%
Risk-free interest rate	4.6%-5.03%
Expected option lives (in years)	7.0
Estimated forfeiture rate	7.0%

        All share-based compensation expense was recorded in selling, general and administrative expense.

  Valuation of the Company's Common Shares at the Time of Grant

        Prior to Merger, the Company granted its common stock as partial consideration for the acquisition of Digica in January 2006 and Novus Imaging Solutions, Inc., in October 2006. The fair values of these grants were determined based on recent sales of the Company's securities.

  Segment Reporting

        The Company applies the provisions of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 requires segments to be determined and reported based on how management measures performance and makes decisions about allocating resources. See Note 10 "Segment and Geographic Data" for a description of and disclosures regarding the Company's significant reportable segments.

  Reclassifications

        Certain reclassifications have been made to the fiscal 2005 consolidated financial statements to conform to the fiscal 2006 presentation. The primary reclassifications relate to the presentation of the three business segments and the presentation of share and per share data giving effect to the one-for-fifteen reverse merger.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(1) Summary of Significant Accounting Policies (Continued)

  Impact of Recently Issued Accounting Standards

  Accounting Changes and Error Corrections

        In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections," an amendment to Accounting Principles Bulletin Opinion ("APB") No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements." Though SFAS No. 154 carries forward the guidance in APB No.20 and SFAS No.3 with respect to accounting for changes in estimates, changes in reporting entity, and the correction of errors, SFAS No. 154 establishes new standards on accounting for changes in accounting principles, whereby all such changes must be accounted for by retrospective application to the financial statements of prior periods unless it is impracticable to do so. SFAS No. 154 is effective for accounting changes and error corrections made in fiscal years beginning after December 15, 2005, with early adoption permitted for changes and corrections made in years beginning after May 2005. We implemented SFAS No. 154 in fiscal year beginning January 1, 2006. SFAS No. 156 did not have a material impact on our financial position, results of operations or cash flows.

  Accounting for Certain Hybrid Financial Instruments

        In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments," which amends SFAS No. 133, "Accounting for Derivatives Instruments and Hedging Activities" and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." SFAS No. 155 amends SFAS No. 133 to narrow the scope exception for interest-only and principal-only strips on debt instruments to include only such strips representing rights to receive a specified portion of the contractual interest or principle cash flows. SFAS No. 155 also amends SFAS No. 140 to allow qualifying special-purpose entities to hold a passive derivative financial instrument pertaining to beneficial interests that itself is a derivative instrument. SFAS No. 155 is effective for us beginning January 1, 2007. We are currently evaluating the impact this new Standard but believe that it will not have a material impact on our financial position, results of operations, or cash flows.

  Accounting for Servicing of Financial Assets

        In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets," which provides an approach to simplify efforts to obtain hedge-like (offset) accounting. This Statement amends FASB Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," with respect to the accounting for separately recognized servicing assets and servicing liabilities. The Statement (1) requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations; (2) requires that a separately recognized servicing asset or servicing liability be initially measured at fair value, if practicable; (3) permits an entity to choose either the amortization method or the fair value method for subsequent measurement for each class of separately recognized servicing assets or servicing liabilities; (4) permits at initial adoption a one-time reclassification of available-for-sale securities to trading securities by an entity with recognized servicing rights, provided the securities reclassified offset the entity's exposure to changes in the fair value of the servicing assets or liabilities; and (5) requires separate presentation of servicing assets and servicing

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(1) Summary of Significant Accounting Policies (Continued)

liabilities subsequently measured at fair value in the balance sheet and additional disclosures for all separately recognized servicing assets and servicing liabilities. SFAS No. 156 also describes the manner in which it should be initially applied. SFAS No. 156 is effective for all separately recognized servicing assets and liabilities as of the beginning of an entity's fiscal years beginning after September 15, 2006, and is effective for us beginning January 1, 2007. We do not believe that SFAS No. 156 will have a material impact on its financial position, results of operations or cash flows.

  Accounting for Uncertainty in Income Taxes

        In June 2006, the FASB issued Interpretation ("FIN") 48, "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109," which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes." The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 requires recognition of tax benefits that satisfy a greater than 50% probability threshold. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for us beginning January 1, 2007. We are is currently assessing the potential impact that adoption of FIN 48 will have on our financial position, results of operations or cash flows.

  Fair Value Measurements

        In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements," which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. This statement is effective for us beginning January 1, 2008. We are currently assessing the potential impact that adoption of SFAS No. 157 will have on our financial position, results of operations or cash flows.

  Effects of Prior Year Misstatements When Quantifying Current Year Misstatements

        In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Current Year Misstatements." SAB No. 108 requires analysis of misstatements using both an income statement (rollover) approach and a balance sheet (iron curtain) approach in assessing materiality and provides for a one-time cumulative effect transition adjustment. SAB No. 108 is effective for our fiscal year 2007 annual financial statements. We are currently assessing the potential impact that adoption of SAB No. 108 will have on our financial position, results of operations or cash flows.

  Accounting for Defined Benefit Pension and Other Postretirment Plans

        In September 2006, the FASB issued SFAS No. 158, "Employer's Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of SFAS No. 87, 88, 106, and 132(R)." SFAS No. 158 requires the full recognition, as an asset or liability, of the overfunded or underfunded status of a company-sponsored postretirement benefit plan. SFAS No. 158 will be effective for us

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(1) Summary of Significant Accounting Policies (Continued)

beginning January 1, 2007. We are currently assessing the potential impact that adoption of SFAS No. 158 will have on our financial position, results of operations or cash flows.

  Fair Value Option for Financial Assets and Financial Liabilities

        In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities." Under the provisions of SFAS 159, Companies may choose to account for eligible financial instruments, warranties and insurance contracts at fair value on a contract-by-contract basis. Changes in fair value will be recognized in earnings each reporting period. SFAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We are required to and plan to adopt the provisions of SFAS 159 beginning in the first quarter of 2008. We are currently assessing the impact of the adoption of SFAS 159 on our financial position, results of operations or cash flows.

(2) Business Combinations

        In August 2005, the Company completed the purchase of all the voting equity interest of ADAPSYS Transaction Processing, Inc. and ADAPSYS Document Management, Inc., (the "Adapsys entities"), privately held providers of data and document management solutions by acquiring all of their outstanding capital stock for a total purchase price of $1,319,048. The Adapsys entities' results of operations have been included in the consolidated financial statements since the date of acquisition. In addition to adding the Adapsys data and document management solutions capability with its long term Canada-based customer relationships, this acquisition enabled the company to offer a high quality, cost-effective service utilizing its near shore delivery model to its US customers.

        The purchase price consisted of cash in the amount of $659,899 and preferred stock, common stock and options valued at $659,149. The value of the 2 million shares of preferred Series B stock, 2 million shares of common stock and options to purchase 168,000 common shares issued all at fair value based on the cash price paid for a comparable number of shares of Company's common stock at formation in July 2005.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(2) Business Combinations (Continued)

        The following table presents the allocation of the acquisition price, including professional fees and other related acquisition costs, to the assets acquired and liabilities assumed, based on their fair values as of the date of acquisition:

Cash and cash equivalents	$574,147
Accounts receivable	454,931
Acquired contract	964,508
Other current assets	424
Property, plant and equipment	60,888
Other assets	125,297
Goodwill	826,071

Total assets acquired	3,006,266

Note payable to bank	79,011
Accounts payable and other accrued liabilities	525,158
Estimated termination liability	1,083,049

Total liabilities assumed	1,687,218

Net assets acquired	$1,319,048

        Customer contract at December 31, 2005, represents the unrealized portion of the purchase price allocated to the customer contract. This customer contract had 6.5 months remaining when it was acquired in August 2005 and expired in February 2006. Under this agreement, the Company determined the fair value of the customer contract based upon an income approach in which an estimated gross profit margin of 60% was utilized. The gross profit estimate was based on the SIC average computer service industry gross profit margins over a 5 year period. During Prior Period 2005, the Company expensed $719,243 of this amount based on the actual revenue recognized on the contract during the period.

        The purchase price and costs associated with the Adapsys entities acquisition exceeded the Company's allocation of the fair value of net assets acquired by $826,071, which was assigned to goodwill. The $826,071 of goodwill is not expected to be deductible for United States income tax, state income tax or Canadian income tax purposes.

        In January 2006, the Company completed its acquisition of all of the outstanding equity interests of Digica, Inc. ("Digica"), a privately-held provider of information technology outsourcing services based in Branchburg, New Jersey. Under the terms of the purchase agreement, the Company paid $400,000 in cash and issued 362,300 shares of the Company's common stock in exchange for all outstanding equity of Digica.

        The fair value of the shares of the Company's common stock issued in this acquisition was determined using sales of shares of the Company's common stock and the estimated value of common

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(2) Business Combinations (Continued)

shares previously issued in other acquisitions. The following table summarizes estimated fair values of the assets acquired and liabilities assumed from Digica at the date of acquisition:

Current assets	$210,212
Property, plant and equipment	179,638
Other non current assets	33,115
Goodwill	333,689
Identifiable intangible assets	145,231

Total assets acquired	901,885

Current liabilities	377,659
Other non current liabilities	33,115
Long-term debt	11,914

Total liabilities assumed	422,688

Net assets acquired	$479,197

        Acquired identifiable intangible assets in the amount of $145,231 were assigned to customer contracts, with an estimated useful life of three years with no residual value. The purchase price and costs associated with the Digica acquisition exceeded the Company's allocation of the fair value of net assets acquired by $333,689, which was assigned to goodwill. The $333,689 assigned to goodwill is not expected to be deductible for United States income tax purposes.

        In September 2006, the Company completed its acquisition of all of the outstanding equity interests of Novus Imaging Solutions ("Novus"), a provider of document imaging, microfilming and records management solutions located in Winnipeg, Canada. As consideration for the acquisition of Novus, the Company agreed to pay the shareholders of Novus, approximately $865,234 in cash, 144,920 shares of BPOMS common stock valued at approximately $148,833. In addition, the sellers of Novus are entitled to an earnout cash payment of approximately $291,819, of which 112,238 is payable within the first 12 months after acquisition and the remainder $179,579 is payable within the second 12 months after acquisition, subject to certain conditions. The following table summarizes estimated fair values of the assets acquired and liabilities assumed from Novus at the date of acquisition:

Current assets	$342,042
Property, plant and equipment	132,710
Goodwill	996,073

Total assets acquired	1,470,825

Current liabilities	102,237

Total liabilities assumed	102,237

Net assets acquired	$1,368,588

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(2) Business Combinations (Continued)

        The purchase price and costs associated with the Novus acquisition exceeded the Company's allocation of the fair value of net assets acquired by $996,073, which was assigned to goodwill. The $996,073 assigned to goodwill is not expected to be deductible for United States income tax, state income tax or Canadian income tax purposes.

        The stock purchase agreement pursuant to which the Company acquired Novus provides for the cash portion of the purchase price to be paid upon the earlier of March 1, 2007 and the closing of a one million dollars investment in the Company by persons other than the Company's then current shareholders. If the cash portion of the purchase price is not paid when due, then the sellers of Novus will have the right to rescind their sale of Novus to the Company and to purchase for $1.00 from the Company all of the assets and liabilities of ADAPSYS' Deines business. As of December 31, 2006, the total amount payable to the sellers of Novus was approximately $1,157,052. On February 28, 2007, the sellers agreed to extend the due date of the cash payment to April 30, 2007.

        On December 15, 2006, the Company completed a reverse merger with netGuru, in which it exchanged its outstanding common and preferred shares for the outstanding common and preferred shares of netGuru. The Company consolidated netGuru's two business units, Web4, a provider of document management and enterprise collaboration technology, with the Company's document management business headquartered in Winnipeg Canada, and netGuru Systems, a provider of contract computer programming staff and solutions to corporate enterprises, with the Company's Information Technology business headquartered in Branchburg, NJ. The following table summarizes estimated fair values of the assets acquired and liabilities assumed from netGuru at the date of acquisition:

Current assets	$3,278,200
Property, plant and equipment	80,273
Other non current assets	59,706
Identifiable intangible assets	827,172
Goodwill	2,049,297

Total assets acquired	6,294,648

Current liabilities	4,421,464
Other non current liabilities	49,196

Total liabilities assumed	4,470,660

Net assets acquired	$1,823,988

        The purchase price includes the value of a 7-year stock purchase warrant that the Company issued as finder's fee for the transaction. The warrant is exercisable into 47,619 shares of the Company's common stock and was valued at $119,271 using the Black-Scholes-Merton option pricing model. A value of $827,172 was assigned to the eReview collaborative software technology as an identifiable intangible asset with an estimated useful life of five years and no residual value. Purchase price in excess of the net assets acquired in the amount of $2,049,297 was assigned to goodwill, which is not expected to be deductible for United States income tax or state income tax purposes. The allocation of purchase price is based on preliminary data and could change when final valuation is determined.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(3) Property, Plant and Equipment

        Property, plant and equipment, at cost, as of December 31, 2006 consisted of the following:

Furniture and fixtures	$43,416
Office equipment	530,661
Assets under capital lease	16,804
Leasehold improvements	20,561

611,442
Less accumulated depreciation and amortization	(101,513)

Property, plant and equipment, net	$509,929

        The Company acquired the remaining balance of deferred gain on sale and leaseback of a facility on December 15, 2006, along with the acquisition of netGuru, Inc. This deferred gain was recognized in its entirety in December 2006, when the Company terminated the lease and moved its corporate headquarters to a new location.

(4) Debt

  Long-term debt

        Long-term debt, including capital lease obligations, consisted of the following at December 31, 2006:

a.	Credit facility from Bank of Nova Scotia, secured by assets of the Company, variable annual interest rate of 7% at December 31, 2006	$256,804
b.	Operating line of credit from Bank of Nova Scotia, secured by assets of the Company, variable annual interest rate of 7.25% at December 31, 2006	47,505
c.	Loan from Business Development Bank of Canada, expiring May 21, 2010, variable annual interest rate of 11.25% at December 31, 2006	58,754
d.	Collateralized loan payable to Chrysler Financial, expiring March 2008, fixed interest rate of 13.9%	8,984
e.	Capital lease obligations maturing at dates ranging from November 30, 2009 to December 31, 2011, secured by the leased assets	181,304

	Total long-term debt before unamortized discount	553,351
Less: Unamortized discount		(9,794)

Long-term debt		543,557
	Less: current portion	(493,754)

		$49,803

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(4) Debt (Continued)

a.     Credit facility from Bank of Nova Scotia

        Adapsys LP has a credit facility with Bank of Nova Scotia. The credit facility is an operating line of credit with a maximum availability of approximately $258,000, secured by all present and future personal property of the Company and carries an annual interest rate of Canadian prime rate plus 1%, which amounted to 7% at December 31, 2006. The credit facility is subject to two covenants, the borrowing base covenant and the tangible net worth covenant. The borrowing base covenant limits the Company's operating loans not to exceed the lesser of $258,000 or the operating limit of the borrowing base, defined as an amount equivalent to 75% of the Company's certain accounts receivables less security interest or charges or specific payables which have or may have priority over the bank's security. The tangible net worth covenant requires the Company to maintain a tangible net worth in excess of approximately $429,000. Tangible net worth is defined by the bank as stockholders' equity less amounts due from related parties, investment in affiliates and intangible assets as defined by the bank. At December 31, 2006, the Company was not in compliance with the tangible net worth or the borrowing base covenants, and had an outstanding balance of approximately $ 256,804.

b.     Operating line of credit from Bank of Nova Scotia

        Adapsys Document Management LP ("ADM") has a operating line of credit with the Bank of Nova Scotia. The operating line of credit has a maximum availability of approximately $129,000, secured by all present and future personal property of the Company and carries an annual interest rate of Canadian prime rate plus 1.25% which amounted to 7.25% at December 31, 2006. The operating line is subject to two covenants, the borrowing base covenant and the tangible net worth covenant. The borrowing base covenant limits ADM's operating loans not to exceed the lesser of $129,000 or the operating limit of the borrowing base, defined as an amount equivalent to 75% of ADM's certain accounts receivables less security interest or charges or specific payables which have or may have priority over the bank's security. The tangible net worth covenant requires ADM to maintain a tangible net worth in excess of approximately $129,000. Tangible net worth is defined by the bank as stockholders' equity less amounts due from related parties, investment in affiliates and intangible assets as defined by the bank. At December 31, 2006, ADM was not in compliance with the tangible net worth covenant but was in compliance with the borrowing base covenant and had an outstanding balance of approximately $47,505 under this operating line.

c.     Term Loan from Business Development Bank of Canada

        ADM has a term loan with the Business Development Bank of Canada that expires on May 21, 2010. The interest rate on this loan is bank's floating rate plus 3.25% and monthly principal re-payments are approximately $1,433. At December 31, 2006, the annual rate of interest on this loan was 11.25% and the balance outstanding was approximately $58,754. The loan is secured by a general security agreement from ADM and joint and several personal guarantees in the amount of approximately $43,000 by two former principals of ADM who were also the Company's 5% shareholders. The Company issued a 7-year warrant to purchase 5,435 shares of the Company's common stock at an exercise price of $0.03 per share to each of these shareholders in return for their loan guarantees. The warrants, valued at approximately $11,049, were recorded as a discount to the term loan. The value of the warrants is being amortized to interest expense over the term of the loan. Unamoritzed discount at December 31, 2006 was approximately $9,794.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(4) Debt (Continued)

d.     Loan Payable to Chrysler Financial

        Digica has a loan payable to Chrysler Financial collateralized by a vehicle with a net book value of $12,000. The loan has a fixed annual interest rate of 13.9% and matures in March 2008. At December 31, 2006, the loan balance was $8,984.

e.     Capital leases

        Capital leases consist primarily of equipment leases for the U.S. entities. The Company added approximately $17,000 to capital leases in fiscal 2006.

        Long-term debt, excluding unamortized discount, and capital lease obligations mature in each of the following years ending December 31:

	Long-Term Debt	Capital Lease Obligations
2007	$325,645	$172,767
2008	17,160	7,120
2009	14,756	5,404
2010	14,486	—
2011	—	—
Thereafter	—	—

Total minimum payments	$372,047	$185,291

Less: amount representing interest		(3,987)

Present value of minimum capital lease payments		$181,304

(5) ESTIMATED SEVERANCE LIABILITY

        As part of the acquisition of the ADAPSYS entities, the Company acquired the remaining term of a contract to provide services to IATA. This contract expired in February 2006. As a result of the expiration of this contract, the Company terminated 36 employees. The Company believes that it has a termination obligation to certain of these terminated employees. The Company recorded the estimated liability as part of the allocation of the purchase price of the ADAPSYS entities in August 2005, and reduces the liability as individual prior employees and the Company reach agreement on the amount of termination payment due.

        During 2006, the Company settled with some of the terminated employees and made payments to them during the year totaling $191,324. Pursuant to the settlement agreements, the Company is required to make remaining payments to these individuals in 2007 totaling $138,752. During 2006, the Company also paid $82,941 in professional fees and benefits related to the severance liability.

        Based on the settlements reached and amount of professional and other fees incurred during 2006, the Company reduced its severance liability estimate at December 31, 2006 by $223,726. This amount is shown as a reduction to operating expense on the Company's consolidated statement of operations for

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(5) ESTIMATED SEVERANCE LIABILITY (Continued)

the year ended December 31, 2006. The Company believes that the severance liability balance of $543,291 at December 31, 2006 is sufficient to satisfy the remaining amounts due.

(6) STOCKHOLDERS' EQUITY

        In connection with the Merger, on December 15, 2006, the Company issued an aggregate 7,336,575 shares of its common stock to the holders of the common stock of Former BPOMS and 1,567,095 of its Series A preferred shares, 1,449,200 of its Series B preferred shares, and 916,666 of its Series C preferred shares to the holders of shares the respective series of preferred stock of Former BPOMS, in exchange for their shares of common and preferred stock, respectively, of Former BPOMS. For each share of the common stock of Former BPOMS, the holder thereof received 0.7246 of the Company's common shares. For each share of the Series A and Series B convertible preferred stock of Former BPOMS, the holder thereof received 0.7246 shares of the Company's preferred stock in the corresponding series. For each share of the Series C non-convertible preferred stock of Former BPOMS, the holder thereof received one share of the Company's preferred stock in the corresponding series.

        Exemption from the registration provisions of the Securities Act of 1933 for the transactions described above is claimed under Section 4(2) of the Securities Act of 1933, among others, on the basis that such transactions did not involve any public offering and the purchaser was accredited and had access to the kind of information registration would provide. Appropriate investment representations were obtained, and the securities were issued with restricted securities legends.

  Warrants

        The Company has issued warrants in the past relating to certain acquisitions, issuances of stock, financing activities and as consideration for services to the Company.

        In August 2005, the Company issued a 7-year warrant that vested upon issuance, to purchase 121,733 shares of the Company's common stock at an exercise price of $0.0345 per share. The warrant was issued towards finder's fee for the acquisition of the ADAPSYS entities and was valued at $25,570, using the Black-Scholes-Merton valuation model, with the value included in the purchase price of the ADAPSYS entities.

        In August 2006, the Company issued 7-year warrants to purchase an aggregate of 10,870 shares of the Company's common stock at an exercise price of $0.0345 per share, in consideration for guaranteeing the term loan from the Business Development Bank of Canada (see note 4C). The warrants were valued at $11,049. The value of the warrants was recorded as a discount to the term loan and is being amortized to interest expense over its term. At December 31, 2006, the unamortized balance of the discount was $9,794.

        In August 2006, September 2006, October 2006, November 2006 and December 2006, the Company issued 7-year warrants to purchase an aggregate of 60,384; 60,384; 48,307; 9,662 and 443,253 shares of the Company's common stock, respectively, at an exercise price of $0.0345 per share, pursuant to the bridge loan agreement (See Note 7). The warrants vested upon issuance. The total warrant value determined using the Black-Scholes-Merton option pricing model, a volatility of 125%, risk-free interest rates ranging from 4.16% to 5.03%, and the expected term of 7 years was $649,531.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(6) STOCKHOLDERS' EQUITY (Continued)

The warrant value has been recorded as a discount to the bridge loan and is being amortized to interest expense over the term of the bridge loan. At December 31, 2006, the unamortized loan discount was $408,843.

        In December 2006, the Company issued a 7-year warrant to purchase an aggregate of 47,619 shares of the Company's common stock, at an exercise price of $0.63 as finder's fee in the acquisition of netGuru. The warrant is exercisable into 47,619 shares of the Company's common stock and was valued at $119,271 using the Black-Scholes-Merton option pricing model, a volatility of 125%, risk-free interest rate of 5.03%, and the expected term of 7 years.

        As a result of the Merger, the Company acquired from its predecessor, netGuru, an obligation to issue shares under fully vested warrants to purchase an aggregate of 49,003 shares of the Company's common stock. The warrants were issued by netGuru in financing transactions or as compensation for services rendered by non-employees. The weighted average exercise price of these warrants is $11.95 and the warrants expire at various dates through December 23, 2009.

        The following table summarizes the fair value of warrant issuances and the assumptions used in determining fair value:

Grant date	Shares underlying under warrants	Exercise price per share	Estimated life (in years)	Volatility	Risk-free rate	Fair value of warrants (a)
August 2005	121,733	$0.03	7.0	125%	4.2%	$25,570
August 2006	71,254	$0.03	7.0	125%	4.2%	$72,430
September 2006	60,384	$0.03	7.0	125%	4.2%	$61,380
October 2006	48,307	$0.03	7.0	125%	4.2%	$49,104
November 2006	9,662	$0.03	7.0	125%	4.2%	$9,821
		0.03 to	6.0 to
December 2006	443,253	$0.63	7.0	125%	5.03%	$587,116

Total	754,593

(a)
Fair value was determined using the Black-Scholes-Merton option-pricing model.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(6) STOCKHOLDERS' EQUITY (Continued)

        The following table summarizes the warrant activity:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value
Outstanding at July 26, 2005	—	$—
Issued	121,733	0.03
Exercised	—	—
Forfeited	—	—

Outstanding at December 31, 2005	121,733	0.03
Issued	632,860	0.08
Acquired in Merger	49,003	11.95
Exercised	—	—
Forfeited	—	—

Outstanding at December 31, 2006	803,596	$0.80	8.4	$1.34
Exercisable at December 31, 2006	803,596	$0.80	8.4	$1.34

  Stock Option Plans

        The Company has adopted the following employee stock option plans:

	Adopted	Terminates	Shares Authorized
BPO Management Services, Inc.Stock Option Plan (the "BPOMS Plan")	August 2005	August 2015	1,956,420
NetGuru, Inc. 2003 Stock Option Plan (the "2003 Plan")	December 2003	December 2013	1,000,000
NetGuru, Inc. 2000 Stock Option Plan (the "2000 Plan")	December 2000	November 2010	1,000,000
Research Engineers, Inc. 1998 Stock Option Plan (the "1998 Plan")	December 1998	November 2008	1,000,000
Research Engineers, Inc. 1997 Stock Option Plan (the "1997 Plan")	February 1997	February 2007	600,000

        Each plan provides for the granting of shares as either incentive stock options or non-qualified stock options. Options under all plans generally vest over three to four years, though the vesting periods may vary from option to option, and are exercisable subject to continued employment and other conditions. As of December 31, 2006, there were no shares available for grant under the BPOMS Plan. There were 1,000,000 shares available for grant under the 2003 Plan, 999,000 shares available for grant under the 2000 Plan, 883,000 shares available for grant under the 1998 Plan, and 377,000 shares available for grant under the 1997 Plan.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(6) STOCKHOLDERS' EQUITY (Continued)

        The following is a summary of stock option activity:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value
Outstanding at July 26, 2005	—	$—
Issued	1,521,660	0.03
Exercised	—	—
Forfeited	—	—

Outstanding at December 31, 2005	1,521,660	0.03
Issued	434,760	0.03
Acquired in Merger*	22,570	46.13
Exercised	—	—
Forfeited	—	—

Outstanding at December 31, 2006	1,978,990	$0.56	8.8	$288,850
Exercisable at December 31, 2006	566,020	$1.87	8.7	$111,525

*
Non-employee options acquired as part of Merger.

        As a result of the Merger, the Company acquired from its predecessor, netGuru, an obligation to issue shares under fully vested non-qualified stock options to purchase an aggregate of 22,570 shares of the Company's common stock. These options were issued to non-employees for services provided to the predecessor. The weighted average exercise price of these options is $46.13 and the options expire at various dates through February 18, 2010.

        No options were exercised in fiscal 2006 or in the Prior Period 2005.

        The weighted average grant-date fair value of options granted during fiscal 2006 was $0.21.

        The Company accounts for share-based compensation to employees pursuant to SFAS No.123(R), "Share Based Payment," which requires that all share-based compensation to employees, including grants of employee stock options, be recognized as expense in the Company's financial statements based on their respective grant date fair values. As SFAS No. 123(R) requires that share-based compensation expense be based on awards that are ultimately expected to vest stock based compensation for 2006 has been reduced by estimated forfeitures.

        The Company has elected to use the Black-Scholes-Merton option pricing model to determine the fair value of the Company's stock options granted to employees. It uses the straight line amortization model to record expenses under this statement and recognized share-based compensation expense in its consolidated statements for 2006 and Prior Period 2005 in the amounts of $244,553 and $24,415, respectively. Total compensation cost related to non-vested stock option awards not yet recognized as of December 31, 2006 was $594,550, which is expected to be recognized over the weighted average period of 2.82 years. The Company may be required to accelerate, increase or cancel any remaining unearned share-based compensation expense if there are any modifications or cancellation of the underlying

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(6) STOCKHOLDERS' EQUITY (Continued)

unvested securities. Future share-based compensation expense and unearned share-based compensation will increase to the extent that we grant additional equity awards to employees or we assume unvested equity awards in connection with acquisitions.

(7) RELATED PARTY TRANSACTIONS

        On August 18, 2006, the Company entered into a bridge loan agreement with Patrick Dolan and James Cortens. Pursuant to the bridge loan agreement, Messrs. Dolan and Cortens and/or their assigns may, in their discretion, provide personal guarantees for a portion of or all of a bridge loan of up to $3,000,000 that may be arranged in favor of BPOMS. The personal guarantees are subject to the bridge loan meeting the conditions specified in the bridge loan agreement, which include but are not limited to the granting of a first lien on all the assets of BPOMS. As of December 31, 2006, the Company has drawn a total of $2,340,000 from this bridge loan facility.

        Under the terms of the bridge loan agreement, Messrs. Dolan and Cortens received seven-year warrants to purchase shares of the Company's common stock equal to one-third of the amount drawn on the bridge loan, at an exercise price of $0.03 per share (adjusted for the merger exchange ratio). In addition, BPOMS also agreed to pay Messrs. Dolan and Cortens a cash fee of 3% of the amounts drawn on the bridge loan. As of December 31, 2006, of the total $70,200 in loan fees, $21,000 has been paid and $49,200 has been accrued.

        The following table lists the bridge loans made available to the Company by Messrs. Dolan and Cortens, 3% fees on each tranche and warrants issued to them by the Company pursuant to the bridge loan agreement (See note 6):

	Date	Loan amount	3% fees	Post-merger shares issuable under warrants
Patrick Dolan	August 25, 2006	250,000	$7,500	60,384
Patrick Dolan	September 20, 2006	250,000	7,500	60,384
Patrick Dolan	October 10, 2006	200,000	6,000	48,307
Patrick Dolan	December 14, 2006	1,400,000	42,000	338,147
James Cortens	September 11, 2006	40,000	1,200	9,662
James Cortens	December 14, 2006	100,000	3,000	24,154
James Cortens	December 20, 2006	100,000	3,000	33,334

Totals		2,340,000	$70,200	574,372

        The total warrant value of $649,531 has been recorded as a discount to the bridge loan and is being amortized to interest expense over the term of the bridge loan. At December 31, 2006, the unamortized loan discount was $408,843.

        Subsequent to the Merger and pursuant to the provisions of the bridge loan agreement, Messrs. Dolan and Cortens purchased shares of Series C of BPOMS. The purchase price was $1,540,000 or the amount of additional equity required to meet the $1,500,000 capital surplus requirement. The number of shares of Series C preferred stock issued for this purchase price was equal

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(7) RELATED PARTY TRANSACTIONS (Continued)

to 916,667 shares at $1.68 per share. The per share price was the price equal to 50% of the volume weighted average closing price of netGuru common stock, using the closing prices for the five days prior to the consummation of the transaction.

        The bridge loan agreement provides that if a bridge loan is outstanding, BPOMS will not prepay any other debt of the company, other than a stockholder loan, trade payables, the existing operating capital line of credit and other specified loans and leases. In addition, BPOMS has agreed that 25% of the net proceeds from any debt or equity financing transactions will be applied to the balance of any stockholder loan and then to the balance of the bridge loan.

        Concurrently with the bridge loan agreement, BPOMS entered into a participation agreement with Patrick Dolan, James Cortens, Brian Meyer and Donald West pursuant to which BPOMS agreed that, at any time prior to the closing of the merger, Messrs. Meyer and West may choose to participate in the rights and obligations under the bridge loan agreement on a pro rata basis up to their respective proportionate stockholdings in BPOMS. In accordance with the participation agreement, when we and BPOMS signed the merger agreement, Messrs. Meyer and West each received a seven-year warrant to purchase up to 5,435 shares of the common stock of BPOMS at a purchase price of $0.03 per share in consideration for their personal guarantee of an existing loan made to ADAPSYS Document Management LP by Business Development Bank of Canada. The participation agreement also provides that if BPOMS at any time repays any portion of the bridge loan or a stockholder loan, it must also concurrently make a proportionate repayment of the existing bank loan made to ADAPSYS Document Management LP.

(8) RETIREMENT PLANS

        The Company and certain of its subsidiaries have adopted qualified cash or deferred 401(k) retirement savings plans. The domestic plan covers substantially all domestic employees who have attained age 21 and have had one year of service. Employees may contribute up to 15% of their compensation. The Company does not make matching contributions to the plan, except in one domestic subsidiary, where it matches 100% of the employee contribution up to a maximum of 4%. For the year ended December 31, 2006, the Company contributions to the plan amounted to $27,043.

(9) COMMITMENTS AND CONTINGENCIES

  Operating Leases

        The Company leases certain facilities and equipment under non-cancelable operating leases. The facility leases include options to extend the lease terms and provisions for payment of property taxes, insurance and maintenance expenses.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(9) COMMITMENTS AND CONTINGENCIES (Continued)

        At December, 2006, future minimum annual rental commitments under these lease obligations were as follows (in thousands):

Year ending December 31:
2007	$413,951
2008	257,366
2009	258,567
2010	207,270
2011	31,140
Thereafter	1,375

$1,169,670

        Rent expense was $451,425 and $81,637 for the year ended December 31, 2006 and Prior Period 2005, respectively.

  Litigation

Morrison et al. v. Skytrack Systems, Inc. et al.    (File No. CI 06-01-47005) was filed against BPOMS, ADAPSYS, and Adapsys Transaction Processing, Inc. (formerly Skytrack Systems, Inc.) and certain affiliates of BPOMS on May 12, 2006 in the Court of Queen's Bench of Manitoba in the City of Winnipeg by a total of 28 former employees of ADAPSYS L.P., a partnership of which ADAPSYS Transaction Processing, Inc. serves as general partner. As of the date of this document the Company has reached settlements with 5 of the original 28 plaintiffs leaving 23 plaintiffs (the "Remaining Plaintiffs"). The Remaining Plaintiffs allege that their employment was terminated in February of 2006 without either reasonable notice or compensation in lieu of reasonable notice, and that the defendants acted unfairly and improperly in effecting the termination. The Remaining Plaintiffs seek unspecified damages for severance payments and lost employment benefits allegedly arising out of the termination.

        As of the date of this disclosure the Company has filed a statement of defense. On March 8, 2007, the Remaining Plaintiffs filed a Motion for summary judgment and a Motion to strike the statement of defense. The Company is contesting those Motions. In addition, in June 2006, the Company filed a Motion to have BPOMS removed as a defendant in this action on the basis that it was not the employer of the plaintiffs. That Motion was adjourned to enable the parties to negotiate a possible settlement. At the time of this disclosure, no dates have been set for hearings on these Motions.

        A separate action was filed on May 12, 2006 by two other former employees of ADAPSYS L.P., but has since been settled.

        The Company believes that ADAPSYS L.P. had a termination obligation to certain of these prior employees and recorded the estimated liability as part of the allocation of the purchase price of the ADAPSYS entities in August 2005. The liability continues to be reduced as the Company reaches agreements with the Remaining Plaintiffs regarding the amount due and believes that the $504,677 balance at December 31, 2006 of the termination liability is sufficient to satisfy the remaining amounts due. However, due to uncertainty regarding the litigation process, the outcome of each of these matters

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(9) COMMITMENTS AND CONTINGENCIES (Continued)

is unpredictable and could be unfavorable in which event we could be required to pay damages and other expenses in amounts that could adversely affect our financial condition.

  Other Litigation

        The Company is a party to various litigations arising in the normal course of business. Management believes the disposition of these matters will not have a material impact on the Company's consolidated financial condition or results of operations.

(10) INCOME TAXES

        The components of loss from continuing operations before income taxes are as follows for the years ended December 31,

	2006	2005
United States	$(2,852,476)	$—
Foreign	(447,710)	—

Total	$(3,330,186)	$—

        The (benefit) provision for taxes on income from continuing operations is comprised of the following for the years ended December 31, (in thousands):

	2006	2005
Current:
Federal	$—	$—
State	—	—
Foreign	—	—

	—	—
Deferred:
Federal	—	—
State	—	—
Foreign	—	—

	—	—

Total	$—	$—

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(10) INCOME TAXES (Continued)

        The reported (benefit) provision for taxes on income from continuing operations differs from the amount computed by applying the statutory federal income tax rate of 34% to loss before income taxes as follows for the years ended December 31, (in thousands):

	2006	2005
Income tax benefit at statutory rate	$(1,122,063)	$—
State taxes, net of federal benefits	(148,024)	—
Change in valuation allowance	996,084	—
Research and development credits	—	—
Other	274,003	—

Total	$—	$—

        The Company provides deferred income taxes for temporary differences between assets and liabilities recognized for financial reporting and income tax purposes. The tax effects of temporary differences for continuing operations at December 31 are as follows:

	2006	2005
Deferred tax assets:
Accruals and Reserves	$68,012	—
Depreciation	5,306	—
Net operating loss carryforwards	1,922,298	—
Research and development credit carryforwards	172,340	—
Other	2,156	—

Total deferred tax assets	2,170,122	—
Less: valuation allowance	(1,702,994)	—

Net deferred tax assets	467,118	—

Deferred tax liabilities:
Amortization of intangibles	(467,118)	—
Other	—	—

Total deferred tax liabilities	(467,118)	—

Net Deferred Tax Asset / Liability	$—	—

        At December 31, 2006, the Company had tax net operating loss carryforwards of approximately $4,858,462 for federal income tax purposes and $1,580,667 for state income tax purposes, and $447,710 for foreign tax purposes which expire at varying dates beginning in 2019, 2007, and 2011 respectively. Due to the "change in ownership" provisions of the Tax Reform Act of 1986, the Company's net operating loss carryforwards may be subject to an annual limitation on the utilization of these carryforwards against taxable income in future periods if a cumulative change in ownership of more than 50% occurs within any three-year period.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(10) INCOME TAXES (Continued)

        In addition to the net operating loss carryforwards, the Company has, for federal income tax purposes, approximately $138,000 of research and development credit carryforwards, which expire at varying dates beginning in 2013 and $34,000 of federal alternative minimum tax credit carryforwards which have an indefinite life.

        In assessing the realizability of the net deferred tax assets, management considers whether it is more likely than not that some or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends upon either the generation of future taxable income during the periods in which those temporary differences become deductible or the carryback of losses to recover income taxes previously paid during the carryback period. As of December 31, 2006, the Company had provided a valuation allowance of approximately $1,702,994 to reduce the net deferred tax assets due in part to the potential expiration of certain tax credits and net operating loss carryforwards prior to their utilization.

(11) SEGMENT AND GEOGRAPHIC DATA

        The Company is a business process outsourcing services provider. The Company's operating segments are:

  •
  ECM

  •
  ITO and

  •
  HRO

        The Company applies the provisions of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 requires segments to be determined and reported based on how management measures performance and makes decisions about allocating resources. The Company's management monitors unallocable expenses related to the Company's corporate activities in a separate "Corporate," which is reflected in the tables below.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(11) SEGMENT AND GEOGRAPHIC DATA (Continued)

        The significant components of worldwide operations by reportable operating segment are:

	For the year ended December 31, 2006	July 26, 2005 to December 31, 2005
Net revenues
ECM	$2,713,769	$2,321,834
ITO	1,833,052	—
HRO	164,318	25,700

Consolidated	$4,711,139	$2,347,534

Operating loss
ECM	$(650,551)	$(462,915)
ITO	(355,393)	—
HRO	(777,336)	(233,016)
Corporate	(1,160,695)	(112,698)

Consolidated	$(2,943,975)	$(808,629)

Depreciation and amortization expense
ECM	$41,787	$13,945
ITO	108,109	—
HRO	—	—
Corporate	10,824	288

Consolidated	$160,720	$14,233

        The Company's operations are based in foreign and domestic subsidiaries and branch offices in the U.S., Canada and Germany. The following are significant components of worldwide operations by geographic location:

	For the Year Ended December 31, 2006	July 26, 2005 to December 31, 2005
Net revenue
United States & Canada	$4,710,115	$2,347,534
Europe	1,024	—

Consolidated	$4,711,139	$2,347,534

Export sales
United States	$—	$—

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(11) SEGMENT AND GEOGRAPHIC DATA (Continued)

At December 31, 2006
Long-lived assets
United States	$5,829,297
Europe	25,874

Consolidated	$5,855,171

(12) LOSS PER SHARE

        Basic earnings (loss) per share ("EPS") is calculated by dividing net income (loss) by the weighted-average common shares outstanding during the period. Diluted EPS reflects the potential dilution to basic EPS that could occur upon conversion or exercise of securities, options, or other such items, to common shares using the treasury stock method based upon the weighted-average fair value of the Company's common shares during the period.

        The following table illustrates the computation of basic and diluted net loss per share for the year ended December 31, 2006 and for the Prior Period 2005:

	Year Ended December 31, 2006	July 26, 2005 to December 31, 2005
Numerator:
Net loss—numerator for basic and diluted net loss per share	$(3,300,186)	$(800,520)
Denominator:
Denominator for basic and diluted net loss per share—weighted average number of common shares outstanding during the year	8,496,119	6,682,788

Basic and diluted net loss per share	$(0.39)	$(0.12)

        Options, warrants and convertible preferred stock to purchase 4,392,932 shares outstanding at December 31, 2006 were excluded from the computation of diluted EPS because the effect would have been antidilutive. Options, warrants and their equivalents amounting to 2,716,923 were excluded from the computations of diluted loss per share for fiscal 2005 because the effect would have been antidilutive .

(13) LIQUIDITY

        The Company incurred net losses from operations of $2,943,975 and $808,629 and used cash in operations of $1,947,682 and $49,536 in 2006 and Prior Period 2005, respectively. The Company has funded its operations from the private placement of shares of its common stock and preferred stock and through the founders bridge loan facility established in August 2006. During the next twelve months, the Company anticipates raising capital necessary to grow its business and complete additional acquisitions by issuing its securities and/or debt in one or more private transactions. The Company has retained C. E. Unterberg, Towbin as its investment banker to lead this effort.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Continued)

Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005

(13) LIQUIDITY (Continued)

        In the event that such transaction(s) do not take place at all and/or are unreasonably delayed, the Company's future capital requirements will depend upon many factors. These factors include but are not limited to sales and marketing efforts, the development of new products and services, possible future corporate mergers or strategic acquisitions or divestitures, the progress of research and development efforts, and the status of competitive products and services. If the Company's anticipated financing transactions do not take place at all and/or are unreasonably delayed, the Company may not have adequate funds to extinguish all remaining liabilities of the Company and fund its current operations going forward.

        Although the Company expects to meet its operating capital needs by additional equity and/or debt transactions, additional draw down on the founders' bridge loan facility, and current economic resources, there can be no assurance that funds required will be available on terms acceptable to the Company, if at all. If the Company is unable to raise sufficient funds on acceptable terms, it may be not be able to complete its business plan. If equity financing is available to the Company on acceptable terms, it could result in additional dilution to the Company's existing stockholders.

        This uncertainty, recurring losses from operations, limited cash resources, and an accumulated deficit, among other factors, raised doubt about the Company's ability to continue as a going concern and led the Company's independent registered public accounting firm to include an explanatory paragraph related to the Company's ability to continue as a going concern in their report that accompanies these financial statements. Reports of independent auditors questioning a company's ability to continue as a going concern generally are viewed unfavorably by analysts and investors. This report may make it difficult for the Company to raise additional debt or equity financing to the extent needed for the Company's continued operations or for planned expansion, particularly if the Company is unable to attain and maintain profitable operations in the future. Consequently, future losses may adversely affect the Company's business, prospects, financial condition, results of operations and cash flows.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2008 AND DECEMBER 31, 2007

	2008	2007
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$4,763,454	$888,043
Restricted cash	—	922,888
Accounts receivable, net of allowance for doubtful accounts of $287,713 and $347,797, respectively	5,343,510	4,768,618
Inventory consisting of finished goods	193,944	268,160
Prepaid expenses and other current assets	696,839	417,041

Total current assets	10,997,747	7,264,750
Equipment, net of accumulated depreciation of $1,231,300 and $718,913, respectively	4,958,824	4,834,941
Goodwill	10,031,993	9,029,142
Intangible assets, net of accumulated amortization of $1,743,873 and $931,268, respectively	8,012,666	9,898,219
Other assets	33,157	38,449

	$34,034,387	$31,065,501

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt, net of discount of $3,307 and $3,405, respectively	$1,879,536	$812,156
Current portion of capital lease obligations	271,660	149,653
Accounts payable	3,455,786	3,540,827
Accrued expenses	2,348,180	1,927,451
Accrued interest-related party	27,366	36,672
Accrued dividend payable	840,458	379,222
Accrued dividend payable-related party	355,843	67,242
Amount due former shareholders of acquired companies	1,000,000	2,101,771
Income taxes payable	222,872	257,091
Deferred revenues	1,979,760	2,509,885
Related party notes payable	1,200,000	1,200,000
Severence obligations payable	—	72,199
Other current liabilities	317,843	—

Total current liabilities	13,899,304	13,054,169
Long-term debt, net of current portion and net of discount of $3,031 and $4,825, respectively	338,072	24,117
Capital lease obligations, net of current portion	567,617	392,942
Other long-term liabilities	33,115	33,115

Total liabilities	14,838,108	13,504,343
Commitments and contingencies (Note 7)
Stockholders equity:
Convertible preferred stock, Series A, par value $.01; authorized 2,308,612 shares; 1,772,710 and 1,703,874 shares issued and outstanding, respectively	17,727	17,039
Convertible preferred stock, Series B, par value $.01; authorized 1,449,204 shares; 1,449,204 shares issued and outstanding	14,492	14,492
Non-convertible preferred stock, Series C, par value $.01; authorized 21,378,000 shares; 916,667 shares issued and outstanding	9,167	9,167
Convertible preferred stock, Series D, par value $.01; authorized 1,500,000 shares; 1,427,084 and 1,458,334 shares issued and outstanding, respectively	14,271	14,583
Convertible preferred stock, Series D-2, par value $.01; authorized 1,500,000 shares; 1,312,500 and 729,167 shares issued and outstanding, respectively	13,125	7,292
Common stock, par value $.01; authorized 150,000,000 shares; 12,671,034 and 12,171,034 shares issued and outstanding, respectively	126,711	121,711
Additional paid-in capital	32,007,035	27,499,524
Accumulated deficit	(13,272,320)	(10,568,915)
Accumulated other comprehensive income, foreign currency translation adjustments	266,071	446,265

Total stockholders' equity	19,196,279	17,561,158

	$34,034,387	$31,065,501

See accompanying notes to condensed consolidated financial statements.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007

(Unaudited)

	Six Months Ended June 30,
	2008	2007
Revenues:
Enterprise content management	$8,369,650	$2,362,044
IT outsourcing services	5,760,859	1,980,913
Human resource outsourcing services	972,835	13,817

Total revenues	15,103,344	4,356,774

Operating expenses:
Cost of services provided	7,596,457	1,873,488
Selling, general and administrative	7,909,328	3,979,568
Research and development	147,037	93,366
Depreciation and amortization	1,484,175	173,111
Share-based compensation	414,184	146,743

Total operating expenses	17,551,181	6,266,276

Loss from operations	(2,447,837)	(1,909,502)

Interest expense
Related parties	53,705	62,597
Amortization of related party debt discount	—	594,029
Other (net)	109,136	87,345
Other Expense	—	14

Total interest and other expense	162,841	743,985

Loss before taxes	(2,610,678)	(2,653,487)

Income tax expense	92,727	—
Net loss	(2,703,405)	(2,653,487)

Foreign currency translation gain (loss)	(180,194)	10,189
Comprehensive loss	$(2,883,599)	$(2,643,298)

Basic and diluted net loss per share	$(0.22)	$(0.32)

Basic and diluted weighted average common	12,457,919	8,623,630

See accompanying notes to condensed consolidated financial statements.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007

(Unaudited)

	2008	2007
Cash flows from operating activities:
Net loss	$(2,703,405)	$(2,653,487)
Adjustment to reconcile loss from continuing operations to net cash provided by (used in) operating activities:
Depreciation	661,199	68,443
Amortization of intangible assets	822,976	104,668
Stock-based compensation	414,184	—
Non-cash compensation expense recognized on issuance of stock options	—	146,741
Amortization of loan discount	—	594,031
Changes in operating assets and liabilities:
Accounts receivable	(574,892)	(167,234)
Inventory	74,216	540
Income tax receivable	—	250,000
Prepaid expenses and other current assets	(269,203)	(2,513)
Other assets	(5,303)	45,393
Accounts payable	(85,040)	(366,413)
Accrued expenses	420,729	348,743
Accrued interest-related parties	(9,306)	—
Accrued dividends	461,236	—
Accrued dividends-related parties	288,601	—
Amount due former shareholders of acquired companies	(215,944)	179,579
Deferred revenue	(530,125)	(178,780)
Income taxes payable	(34,219)	(7,725)
Payments of severence liability	(72,199)	(293,738)
Other current liabilities	317,843	—

Net cash used in operating activities	(1,038,652)	(1,931,752)

Cash flows from investing activities:
Purchase of equipment, net	(1,285,082)	(303,969)
Purchase obligation payment—Novus	—	(962,571)
Restricted deposit of purchase obligation	922,888	(1,948,434)
Cash paid for acquisitions, net of cash acquired	—	(2,947,422)

Net cash used in investing activities	(362,194)	(6,162,396)

Cash flows from financing activities:
Proceeds from bank loans, net	1,381,335	(179,483)
Repayment of notes issued to former shareholders	(885,827)	—
Assets acquired under capital lease obligations	380,161	360,090
Repayment of capital lease obligations	(83,479)	(46,090)
Proceeds from related party loan	—	400,000
Proceeds from issuance of preferred stock, net of cash paid for commissions and direct costs	5,157,996	12,410,033
Dividends declared on preferred stock	(753,461)	—

Net cash provided by financing activities	5,196,725	12,944,550

Effect of exchange rate changes on cash and cash equivalents	79,532	(290,555)

Net increase in cash	3,875,411	4,559,847

Cash and cash equivalents, beginning of period	888,043	706,197

Cash and cash equivalents, end of period	$4,763,454	$5,266,044

See accompanying notes to condensed consolidated financial statements.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007

(Unaudited)

	2008	2007
Supplemental disclosure of cash flow information:
Cash paid for:
Interest	$185,109	$56,023

Income taxes	$19,217	$—

Supplemental disclosure of non-cash investing and financing activities:
Acquisition of equipment under capital leases	$380,161	$360,090
Issuance of warrants	$—	$185,187
Preferred Stock Series A dividend	$689	$636
Acquisition of a company:
Net assets acquired	$—	$2,393,691
Net liabilities assumed	$—	$2,973,910
Common stock issued as consideration for acquisition	$—	$400,000

See accompanying notes to condensed consolidated financial statements.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2008

1. Organization and Basis Of Presentation

Organization

        BPO Management Services, Inc (together with its subsidiaries, the "Company" or "BPOMS") was incorporated in Delaware in 1981 and was formerly known as netGuru, Inc. ("netGuru"). On December 15, 2006, the Company merged with BPO Management Services, Inc., a Delaware corporation incorporated on July 26, 2005 ("Former BPOMS"). In that transaction, the Company's name was changed from netGuru to BPO Management Services, Inc., and the shareholders of Former BPOMS received aggregate netGuru equity comprised of 7,336,575 shares of common stock ("Common Stock"), 1,567,095 shares of Series A preferred stock, 1,449,200 shares of Series B preferred stock, and 916,666 shares of Series C preferred stock, which represented the majority of the outstanding shares after the merger. The Company is a provider of business process outsourcing services offering enterprise content management ("ECM") services, information technology outsourcing ("ITO") services and human resource outsourcing ("HRO") services to middle market enterprises located primarily in the United States and Canada.

        For accounting purposes, the acquisition has been treated as a recapitalization of Former BPOMS, prior to the merger with netGuru with Former BPOMS as the acquirer. The historical financial statements prior to December 15, 2006, are those of the Former BPOMS which began operations on July 26, 2005. All share-related data has been presented giving effect to the recapitalization resulting from the reverse merger.

Basis of Presentation

        The accompanying unaudited condensed consolidated financial statements are prepared on a consistent basis in accordance with accounting principles generally accepted in the United States (GAAP) for interim financial information and with the instructions to Form 10-Q. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals and consolidation and elimination entries) considered necessary for a fair presentation have been included. Operating results for the three and six month periods ended June 30, 2008 are not necessarily indicative of the results that may be expected for the year ending December 31, 2008. The interim financial statements should be read in conjunction with the Company's consolidated financial statements and related footnotes included in our Annual Report on Forms 10-KSB and 10KSB/A for the year ended December 31, 2007.

2. Summary of Significant Accounting Policies

Principles of Consolidation

        The consolidated financial statements include the accounts of BPOMS and its wholly-owned subsidiaries. All significant intercompany accounts, transactions and profits among the consolidated

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

2. Summary of Significant Accounting Policies (Continued)

entities have been eliminated upon consolidation. Each of the following entities is included in consolidation as of the Company's formation or the subsidiary's date of acquisition.

Company	Segment	Inception/Acquisition Date
BPO Management Services, Inc. (the "Company")	Corporate	Inception date: July 26, 2005
Web4 division of the Company ("Web4")	ECM	Acquired: December 15, 2006
Adapsys Document Management LP ("ADM")(1)	ECM	Acquired: July 29, 2005
Adapsys LP ("ADP")(1)	ECM	Acquired: July 29, 2005
Digica, Inc. ("Digica")(2)	ITO	Acquired: January 1, 2006
Novus Imaging Solutions, Inc. ("Novus")(1)	ECM	Acquired: September 30, 2006
NetGuru Systems, Inc. ("NGSI")	ITO	Acquired: December 15, 2006
Research Engineers, GmbH ("GmbH")	ECM	Acquired: December 15, 2006
DocuCom Imaging Solutions, Inc. ("DocuCom")(1)	ECM	Acquired: June 21, 2007
Human Resource Micro-Systems, Inc. ("HRMS")	HRO	Acquired: June 29, 2007
Blue Hill Data Services, Inc. ("Blue Hill")(2)	ITO	Acquired: October 10, 2007
BPO Management Services, Ltd. ("Ltd")(1)	ECM	Inception date: January 1, 2008

  (1)
  On January 1, 2008, ADM, ADP, Novus, and DocuCom were amalgamated into one company, BPO Management Services, Ltd.

  (2)
  Effective January 1, 2008, Digica was merged with Blue Hill

Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

        The financial statements include certain amounts that are based on management's best estimates and judgments. The most significant estimates are: allocation of the purchase price in business combinations and the related valuation of identifiable intangible assets and the determination of their useful lives, valuation of goodwill arising from a business combination, allowance for uncollectible accounts receivable, estimation of useful lives of fixed assets, test for impairment of goodwill, estimation of the severance liability, valuation of stock options and warrants issued, allocation of equity unit purchase price between preferred and common share and the determination of the valuation reserves on the United States and Canadian income tax assets. These estimates may be adjusted as more current information becomes available, and any adjustment could be significant.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

2. Summary of Significant Accounting Policies (Continued)

Fair Value of Financial Instruments

        Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value Of Financial Instruments," requires management to disclose the estimated fair value of certain assets and liabilities defined by SFAS No. 107 as financial instruments. At June 30, 2008, management believed the carrying amounts of cash and cash equivalents, receivable and payable amounts, and accrued expenses approximated fair value because of the short maturity of these financial instruments. The Company also believed that the carrying amounts of its capital lease obligations and notes payable approximated their fair value, as the interest rates approximated a rate that the Company could have obtained under similar terms at the balance sheet date.

Foreign Currency Translation

        The financial condition and results of operations of the Company's foreign subsidiaries are accounted for using the local currency as the functional currency. Assets and liabilities of the subsidiaries are translated into U.S. dollars (the reporting currency) at the exchange rate in effect at the fiscal year-end. Statements of operations accounts are translated at the average rate of exchange prevailing during the respective fiscal years. Translation adjustments arising from the use of differing exchange rates from period to period are included in accumulated other comprehensive (loss) in the consolidated statements of stockholders' equity and comprehensive loss. Gains and losses resulting from foreign currency transactions are included in operations and were not material for the six months ended June 30, 2008 and 2007.

Cash and Cash Equivalents

        The Company considers all liquid investments with maturities of three months or less at the date of purchase to be cash equivalents. The Company maintains its cash balances at financial institutions that management believes possess high-credit quality. At June 30, 2008, the Company had $42,380 on deposit that exceeded the United States (FDIC) federal insurance limit of $100,000 per entity per bank. At June 30, 2008, the Company had no accounts on deposit that exceeded the Canadian (CDIC) insurable limit of Cdn$100,000 per entity per bank. The Canadian funds insurance is limited to Canadian currency deposits only and does provide coverage to money master high interest savings accounts (money market accounts) but all accounts are considered in the overall limitation per entity per bank.

Inventory

        Inventory consists primarily of finished goods and is stated at the lower of cost or market.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

2. Summary of Significant Accounting Policies (Continued)

Property and Equipment

        Property and equipment is stated at cost. Depreciation is calculated using the straight-line method over the following useful lives:

Computer equipment	2-5 years
Computer software	2-3 years
Office equipment and furniture	3-10 years
Leasehold improvements	Shorter of the life of the asset or the term of the lease

        Assets subject to capital lease agreements and leasehold improvements are amortized over the lesser of the life of the asset or the term of the lease.

Goodwill

        The Company, upon its inception, adopted the provisions of SFAS No. 142 "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead be tested for impairment at least annually. SFAS No. 142 also requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with SFAS No. 144. SFAS No. 142 required the Company to perform an assessment of whether there was an indication that goodwill was impaired as of the date of adoption.

        The Company is required to perform reviews for impairment annually, or more frequently when events occur or circumstances change that would more likely than not reduce the fair value of the net carrying amount. The evaluation of goodwill impairment involves assumptions about the fair values of assets and liabilities of each reporting unit. If these assumptions are materially different from actual outcomes, the carrying value of goodwill will be incorrect. In addition, the Company's results of operations could be materially affected by the write-down of the carrying amount of goodwill to its estimated fair value.

        In December 2007, the Company assessed the fair value of its three reporting units by considering their projected cash flows, using risk-adjusted discount rates and other valuation techniques and determined that there was no impairment to goodwill. As of June 30, 2008, the Company's goodwill balance was $10,031,993. The Company obtained third-party valuations relating to three acquisitions during 2007, and has allocated the purchase price in accordance with that valuation.

Impairment or Disposal of Long-Lived Assets

        The Company accounts for its long-lived assets under SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

2. Summary of Significant Accounting Policies (Continued)

charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. SFAS No. 144 requires companies to separately report discontinued operations and extends that reporting to a component of an entity that either has been disposed of (by sale, abandonment, or in a distribution to owners) or is classified as held for sale. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

Revenue Recognition

        The Company recognizes revenue when the following criteria are met: (1) persuasive evidence of an arrangement, such as agreements, purchase orders or written or online requests, exists; (2) delivery of the product or service has been completed and no significant obligations remain; (3) the Company's price to the buyer is fixed or determinable; and (4) collection is reasonably assured. The Company's revenues arise from the following segments: ECM solutions including collaborative software products and services, ITO services and HRO services.

        Revenue from software sales is recognized upon shipment if no significant post-contract support obligations remain outstanding and collection of the resulting receivable is reasonably assured. Customers may choose to purchase maintenance contracts that include telephone, e-mail and other methods of support, and the right to unspecified upgrades on a when-and-if available basis. Revenue from these maintenance contracts is deferred and recognized ratably over the life of the contract, usually twelve months.

        In October 1997, the Accounting Standards Executive Committee ("AcSEC") of the AICPA issued Statement of Position ("SOP") 97-2, "Software Revenue Recognition." SOP 97-2 distinguishes between significant and insignificant vendor obligations as a basis for recording revenue, with a requirement that each element of a software licensing arrangement be separately identified and accounted for based on relative fair values of each element. The Company determines the fair value of each element in multi-element transactions based on vendor-specific objective evidence ("VSOE"). VSOE for each element is based on the price charged when the same element is sold separately.

        In 1998, the AICPA issued SOP 98-9, "Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions," which modifies SOP 97-2 to allow for use of the residual method of revenue recognition if certain criteria have been met. If evidence of fair value of all undelivered elements exists but evidence does not exist for one or more delivered elements, then revenue is recognized using the residual method. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the transaction fee is recognized as revenue.

        The Company sells its collaborative software along with a maintenance package. This constitutes a multi-element arrangement. The price charged for the maintenance portion is the same as when the maintenance is sold separately. The fair values of the maintenance contracts sold in all multi-element arrangements are recognized over the terms of the maintenance contracts. The collaborative software portion is recognized when persuasive evidence of an arrangement exits, price is fixed and determinable, when delivery is complete, collection of the resulting receivable is reasonably assured and no significant obligations remain.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

2. Summary of Significant Accounting Policies (Continued)

        Revenues from providing IT services are recognized primarily on a time and materials basis, with time at a marked-up rate and materials and other reasonable expenses at cost, once the services are completed and no significant obligations remain. Certain IT services contracts are fixed price contracts where progress toward completion is measured by mutually agreed upon pre-determined milestones for which the Company recognizes revenue upon achieving such milestones. Fixed price IT contracts are typically for a short duration of one to twelve months. Service contracts are also for periods of up to twelve months. The Company did not have any fixed price contracts at June 30, 2008. Fees for certain services are variable based on an objectively determinable factor such as usage. Those factors are included in the written contract such that the customer's fee is determinable. The customer's fee is negotiated at the onset of the arrangement.

Allowance for Doubtful Accounts

        The Company sells to its customers on credit and grants credit to those who are deemed credit worthy based on its analysis of their credit history. The Company reviews its accounts receivable balances and the collectibility of these balances on a periodic basis. Based on the Company's analysis of the length of time that the balances have been outstanding, the pattern of customer payments, the Company's understanding of the general business conditions of its customers and its communications with their customers, the Company estimates the recoverability of these balances. When recoverability is uncertain, the Company records bad debt expenses and increases the allowance for accounts receivable by an amount equal to the amount estimated to be unrecoverable. If the historical data the Company uses to calculate the allowance provided for doubtful accounts does not reflect its future ability to collect outstanding receivables, additional provisions for doubtful accounts may be needed and the Company's future results of operations could be materially affected.

Concentration of Risk

        The Company is subject to credit risk primarily through its accounts receivable balances. The Company does not require collateral for its accounts receivable balances. For the six months ended June 30, 2008 and 2007, no single customer accounted for 10% of the Company's consolidated net sales.

        DocuCom purchases the majority of the services it sells from one vendor. During the six months ended June 30, 2008, DocuCom purchased approximately $2,312,790 of services from that vendor.

Deferred Revenues

        The Company defers revenues for its maintenance contracts and for its collaborative software sales that are not considered earned. The Company recognizes revenues and selling costs when the maintenance contracts are sold, and provides for contract cancellations based on historical experience. The Company defers its collaborative software sales revenues if it invoices or receives payment prior to the completion of a project, and then recognizes these revenues upon completion of the project when no significant obligations remain.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

2. Summary of Significant Accounting Policies (Continued)

Research and Development

        The Company's research and development ("R&D") costs consist mainly of software developers' salaries. The Company follows the provisions of SFAS No. 86 to capitalize software development costs when technological feasibility has been established and to stop capitalization when the product is available for general release to customers. The Company expenses development costs when they are related to enhancement of existing software products. The Company capitalized software development costs of approximately $237,600 and $0, during the six months ended June 30, 2008 and 2007, respectively.

Income Taxes

        The Company accounts for income taxes using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Comprehensive Income (Loss)

        The Company applies the provisions of SFAS No. 130, "Reporting Comprehensive Income," which establishes rules for the reporting and display of comprehensive income (loss) and its components. SFAS No. 130 requires changes in foreign currency translation adjustments, which are reported separately in stockholders' equity, to be included in other comprehensive income (loss).

Share-Based Compensation

        The Company accounts for share-based compensation to employees pursuant to SFAS No.123(R), "Share Based Payment," which requires that all share-based compensation to employees, including grants of employee stock options, be recognized as expense in the Company's financial statements based on their respective grant date fair values. As SFAS No. 123(R) requires that share-based compensation expense be based on awards that are ultimately expected to vest, share based compensation for 2007 has been reduced by estimated forfeitures.

        SFAS 123(R) requires the use of a valuation model to calculate the fair value of share-based awards. The Company has elected to use the Black-Scholes-Merton option pricing model, which incorporates various assumptions including volatility, expected life, expected dividend and interest rates. As a private company, Former BPOMS did not have a history of market prices of its Common Stock, and as such, the Company used an estimated volatility in accordance with SAB No. 107 "Share Based Payment." The Company used the volatility of the stock price of netGuru, BPOMS' predecessor company, adjusted to remove the effects of divestitures, cash distributions, and the reverse merger which BPOMS deems not representative of the events that would take place during expected term of the options that were valued. The expected life of awards was based on the simplified method as defined in SAB No. 107. The risk-free interest rate assumption was based on observed interest rates appropriate for the terms of the awards. The dividend yield assumption was based on the Company's

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

2. Summary of Significant Accounting Policies (Continued)

history and expectation of not paying any dividends in the foreseeable future. Forfeitures were estimated at the time of grant and will be revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. The Company uses the straight line amortization model to record expenses under this statement and recognized share-based compensation expense for the stock options granted during the three months ended June 30, 2008 and 2007 in the amounts of $207,092 and $92,744, respectively, and $414,184 and $146,743 during the six months ended June 30, 2008 and 2007, respectively. The Company may be required to accelerate, increase or cancel any remaining unearned share-based compensation expense if there are any modifications or cancellation of the underlying unvested securities. Future share-based compensation expense and unearned share-based compensation will increase to the extent that we grant additional equity awards to employees or we assume unvested equity awards in connection with acquisitions.

        The fair value of the Company's stock options granted to employees was estimated using the following assumptions:

Expected Dividend yield	—
Expected volatility	123%-125%
Risk-free interest rate	3.87%-5.03%
Expected option lives (in years)	4.0-10.0
Estimated forfeiture rate	7.0%

        All share-based compensation expense was recorded in selling, general and administrative expense.

Valuation of The Company's Common Shares at The Time of Grant

        During 2007, the Company granted its Common Stock as partial consideration for the acquisition of HRMS in June 2007 and Blue Hill in October 2007. Prior to Merger, the Company granted its Common Stock as partial consideration for the acquisition of Digica in January 2006 and Novus Imaging Solutions, Inc., in October 2006. The fair values of these grants were determined based on recent sales of the Company's securities.

Segment Reporting

        The Company applies the provisions of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 requires segments to be determined and reported based on how management measures performance and makes decisions about allocating resources. See Note 6 "Segment and Geographic Data" for a description of and disclosures regarding the Company's significant reportable segments.

Reclassifications

        Certain reclassifications have been made to the three and six months ended June 30, 2007 condensed consolidated financial statements to conform to the three and six months ended June 30, 2008.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

2. Summary of Significant Accounting Policies (Continued)

Retirement Plans

        The Company and certain of its United States subsidiaries have qualified cash or deferred 401(k) retirement savings plans. The plans cover substantially all United States employees who have attained age 21 and have one year of service. Employees may contribute up to 15% of their compensation. The Company does not make matching contributions to the plan, except in one subsidiary, where it matches 100% of the employee contribution up to a maximum of 4% of the employee's salary. Certain of its Canadian subsidiaries have defined contribution pension plans whereby after a qualification period the company contributes an amount which vary from 2% to 8% of the employees annual earnings. For the six months ended June 30, 2008 and 2007, the Company contributions to the plans amounted to $93,277 and $20,683, respectively.

Basic and Diluted Loss Per Share

        In accordance with FASB Statement No. 128, Earnings Per Share, we calculate basic and diluted net loss per share using the weighted average number of common shares outstanding during the periods presented and adjust the amount of net loss, used in this calculation, for preferred stock dividends declared during the period.

        We incurred a net loss in each period presented, and as such, did not include the effect of potentially dilutive Common Stock equivalents in the diluted net loss per share calculation, as their effect would be anti-dilutive for all periods. Potentially dilutive Common Stock equivalents would include the Common Stock issuable upon the conversion of preferred stock and the exercise of warrants and stock options that have conversion or exercise prices below the market value of our Common Stock at the measurement date. As of June 30, 2008 and 2007, all potentially dilutive Common Stock equivalents amounted to 120,009,464 and 124,344,210 shares, respectively.

        The following table illustrates the computation of basic and diluted net loss per share:

	Six Months Ended June 30,
	2008	2007
Numerator:
Net loss	$(2,703,405)	$(2,653,487)
Less:
Preferred dividends paid in stock	(68,836)	(63,594)

Loss and numerator used in computing basis and diluted loss per share	$(2,772,241)	$(2,717,081)

Denominator:
Denominator for basic and diluted net loss per share—weighted average number of common shares outstanding	12,457,919	8,623,630

Basic and diluted net loss per share	(0.22)	(0.32)

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

2. Summary of Significant Accounting Policies (Continued)

        The following table sets forth potential shares of Common Stock that are not included in the diluted net loss per share because to do so would be antidilutive since the company reported net losses in all the reporting periods:

	Six Months Ended June 30,
	2008	2007
Options to purchase shares of common stock	5,002,954	2,487,002
Warrants to purchase shares of common stock	68,086,261	95,436,953
Shares of convertible preferred stock—Series A	1,637,710	1,637,710
Shares of convertible preferred stock—Series B	1,449,204	1,449,204
Shares of convertible preferred stock—Series D	22,833,341	23,333,341
Shares of convertible preferred stock—Series D-2	20,999,998	—

Total	120,009,468	124,344,210

Impact of Recently Issued Accounting Standards

        In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value under GAAP and expands required disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and for interim periods within those fiscal years. The Company adopted SFAS No. 157 as of January 1, 2008 and the adoption did not have a material impact on the consolidated financial statements or results of operations of the Company.

        In February 2008, the FASB issued FASB Staff Position ("FSP") 157-1 to exclude SFAS No. 13, Accounting for Leases, and its related interpretive accounting pronouncements that address leasing transactions, from the scope of SFAS No. 157. In February 2008, the FASB issued FSP 157-2, Effective Date of FASB Statement No. 157, that would permit a one-year deferral period in applying the measurement provisions of SFAS No. 157 to non-financial assets and non-financial liabilities (non-financial items) that are not recognized or disclosed at fair value in an entity's financial statements on a recurring basis (at least annually). Therefore, if the change in fair value of a non-financial item is not required to be recognized or disclosed in the financial statements on an annual basis or more frequently, the effective date of application of SFAS No. 157 to that item is deferred until fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. The Company is currently evaluating the impact, if any, that the adoption of FSP 157-2 will have on the Company's consolidated financial condition and results of operations.

        In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits an entity to irrevocably elect fair value on a contract-by-contract basis as the initial and subsequent measurement attribute for many financial assets and liabilities and certain other items including insurance contracts. Entities electing the fair value option would be required to recognize changes in fair value in earnings and to expense upfront cost and fees associated with the item for which the fair value option is elected. The adoption of SFAS 159

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

2. Summary of Significant Accounting Policies (Continued)

did not have a material impact on the Company's statements of financial position, results of operations and cash flows.

        On March 19, 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. The Company does not expect the adoption of SFAS 161 to have a material impact on its statements of financial position, results of operations and cash flows.

        In March 2007, the Emerging Issues Task Force ("EITF") issued a tentative conclusion on EITF 07-03, "Accounting for Advance Payments for Goods or Services to Be Used in Future Research and Development "and the FASB ratified the tentative conclusion. EITF 07-03 addresses the diversity which exists with respect to the accounting for the non-refundable portion of a payment made by a research and development entity for future research and development activities. Under this conclusion, an entity would defer and capitalize non-refundable advance payments made for research and development activities until the related goods are delivered or the related services are performed. EITF 07-03 is effective for interim or annual reporting periods in fiscal years beginning after December 15, 2007. The Company does not expect the adoption of EITF 07-03 to have a material impact on its statements of financial position, results of operations and cash flows.

3. Business Combinations

        On June 21, 2007, the Company purchased 100% of the issued and outstanding capital stock of DocuCom for a total purchase price of Cdn$2,761,097 (approximately US$2.58 million). The DocuCom results of operations have been included in the consolidated financial statements since the date of acquisition. In addition to adding the DocuCom data and document management solutions capability with its long term Canada-based customer relationships, the acquisition enhanced the Company's ability to offer high quality, cost-effective service utilizing its near shore delivery model to its US customers.

        The purchase price consisted of cash in the amount of Cdn$961,097 (approximately US$910,000), at closing on June 21, 2007. The purchase agreement also provided that the Company pay the selling shareholders Cdn$900,000 (approximately US$840,000) three months after closing and Cdn$900,000 (approximately US$840,000) nine months after closing. At June 30, 2008, all such amounts have been paid.

        On June 29, 2007, the Company purchased 100% of the issued and outstanding capital stock of HRMS. The aggregate purchase price was $2,000,000, of which amount the Company paid the selling shareholders $1,600,000 and issued them 384,968 shares of the Company's restricted Common Stock valued at $400,000 (based upon the volume-weighted average closing bid price of the Common Stock during the ten consecutive trading days immediately preceding the closing).

        The HRMS product delivers customizable software solutions for domestic and global mid-market organizations seeking to optimize their human resources service delivery and is being integrated with the Company's existing human resources outsourcing services based in San Francisco, California in order to broaden the Company's HRO offering to its customers.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

3. Business Combinations (Continued)

        Through a Stock Purchase Agreement, entered into as of October 10, 2007, we purchased the issued and outstanding capital stock of Blue Hill, a privately-held data center outsourcing services company, based in Pearl River, New York. Blue Hill is a full-service data center outsourcing provider with customers located throughout the United States representing a wide range of industries. The operations of Digica, Inc. have been merged with those of Blue Hill and it is our intention that our remaining Information Technology Outsourcing business unit will be combined with Blue Hill's operations to create additional capability for both new and existing customers and generate additional economic efficiencies. At or about the closing date, we transferred approximately $11 million of value, as follows: (i) cash payments to the current selling stockholders of approximately $6.6 million; (ii) our 15-month promissory note in the initial principal amount of $1 million, subject to offset in our favor with respect to any claims for indemnity by us under the terms of the Stock Purchase Agreement; (iii) cash payment through Blue Hill in the amount of approximately $1.4 million to its former stockholder; and (iv) 2,666,666 shares of our restricted Common Stock valued at approximately $1.8 million (based upon the volume-weighted average closing bid price of our Common Stock during the ten consecutive trading days immediately preceding the closing). The promissory note bears interest from and after January 1, 2009, at the rate of 9% per annum and is "secured" by a document to be held in escrow, styled as a confession of judgment. The principal of the note, less any offsets, is, at the selling stockholders' option, convertible into restricted shares of our Common Stock, the number of which is to be calculated in the same manner as the shares issued at closing were calculated.

        The following table presents the allocation of the acquisition price, including professional fees and other related acquisition costs, to the assets acquired and liabilities assumed, based on their fair values as of the date of acquisition for the three acquisitions during fiscal 2007:

	DocuCom	HRMS	Blue Hill
Cash and cash equivalents	$—	$15,702	$38,061
Accounts receivable	1,579,611	252,008	941,341
Acquired contracts	—	—	—
Other current assets	172,888	8,876	242,070
Property, plant and equipment	204,419	302,611	3,297,991
Goodwill	1,462,693	1,558,268	2,397,891
Identifiable intangible assets	2,300,000	500,000	5,800,000

Total assets acquired	5,719,611	2,637,465	12,717,354

Debt payable to bank	420,610	—	977,715
Accounts payable and other accrued liabilities	2,247,173	477,525	2,147,880
Estimated termination liability	—	—	—

Total liabilities assumed	2,667,783	477,525	3,125,595

Net assets acquired	$3,051,828	$2,159,940	$9,591,759

        Acquired identifiable intangible assets of DocuCom, HRMS and Blue Hill in the amount of $2,300,000, $500,000 and $5,800,000, respectively, were assigned to customer contracts and non-compete agreements. The purchase price and costs associated with the DocuCom, HRMS and Blue Hill

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

3. Business Combinations (Continued)

acquisitions exceeded the Company's allocation of the fair value of net assets acquired by $1,462,693, $1,558,268 and $2,397,891, respectively, which was assigned to goodwill. The Company has obtained third-party valuations of the net assets and the allocation of the purchase price for these three acquisitions. Preliminary allocations as of December 31, 2007 resulted in adjustments to goodwill during the six months ended June 30, 2008 in the amounts of $800,000 and $700,000 to HRMS and Blue Hill, respectively. The amount assigned to goodwill is not expected to be deductible for United States income tax, state income tax or Canadian income tax purposes.

        The following unaudited pro forma financial information presents the combined results of operations of the Company, DocuCom, HRMS and Blue Hill for the six months ended June 30, 2007 as if the acquisitions had occurred on January 1, 2007.

        Unaudited Pro Forma Statement of Operations For the Six Months Ended June 30, 2007:

	BPOMS	DocuCom	HRMS	Blue Hill	Pro Forma
Revenues	$4,356,774	$7,134,492	$682,361	$2,075,963	$14,249,590
Net Income (Loss)	$(2,653,487)	$(36,290)	$(3,189)	$264,604	$(2,428,362)

Basic and diluted loss per common share	$(0.31)	$—	$(0.01)	$0.10	$(0.21)

Basic and diluted weighted average common shares outstanding	8,623,630	—	384,968	2,666,666	11,675,264

4. Debt

Short-Term Related Party Debt

        Short-term related party debt consisted of the following at June 30, 2008 and December 31, 2007:

	2008	2007
Notes Payable to two officers, who are significant shareholders, secured by all assets of the Company, bearing an annual interest rate of 9%	$1,200,000	$1,200,000

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

4. Debt (Continued)

        Long-term debt consisted of the following at June 30, 2008 and December 31, 2007:

		2008	2007
a.	Credit facility from Royal Bank of Canada, stated interest at a floating rate plus 1.05%, (totaling 5.80% and 7.05% at June 30, 2008 and December 31, 2007, respectively) secured by assets of the Company	$1,467,180	$795,132
b.	Loan from Business Development Bank of Canada, stated interest at a floating rate plus 3.25%, (totaling 10.00% and 11.25% at June 30, 2008 and December 31, 2007, respectively), secured by assets and personal guarantees of the Company, expiring May 21, 2010	38,026	49,371
c.	Credit facility from Comerica Bank, stated interest at the Comerica Bank prime rate plus 1.00% ranging to 1.25% (totaling 6.00%, 6.25% and 6.00% for the operating line, term loan and equipment loan, respectively, at June 30, 2008), secured by assets and guaranty of the Company	718,740	—
d.	Capital lease obligations maturing at dates ranging from November 30, 2009 to December 31, 2011, secured by the leased assets	973,719	655,522

	Total long-term debt before unamortized discount and inputed interest	3,197,665	1,500,025
	Less: Imputed interest and unamortized discount	(140,780)	(121,157)

	Long-term debt	3,056,885	1,378,868
	Less: current portion	2,151,196	961,809

		$905,689	$417,059

Related Party Notes Payable

        In August 2006 the Company entered into an agreement with two individuals who are officers, directors, and significant shareholders for a bridge loan not to exceed $3,000,000. From the inception of that agreement through January 30, 2007 a total of $2,740,000 was advanced to the Company. The loan agreement provided for principal and accrued and unpaid interest were due and payable April 30, 2007. The loan agreement is unsecured. The unpaid principal of $1,200,000 and accrued and unpaid interest of $27,366 as of June 30, 2008 are due and payable on demand. The amount due under the loan agreement has both a face and stated value of $1,200,000 as of June 30, 2008. The stated fixed interest rate is 9.00% per annum.

        Common share purchase warrants (collectively the Warrants) to purchase one share of the Company's Common Stock, par value $0.01 per share at an exercise price of $0.035 per share that are exercisable on issuance were granted in conjunction with the loan agreement. The total funds borrowed from the related parties amounted $2,740,000. The associated Warrants are exercisable for 707,704 shares of Common Stock. The Warrants, which expire seven years after issuance, were assigned a value of $834,717, estimated using the Black-Scholes-Merton valuation model. The following assumptions were used to determine the fair value of the Warrants using the Black-Scholes-Merton

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

4. Debt (Continued)

valuation model: a term of seven years, risk-free rate range of 4.16%-5.03%, volatility of 125%, and dividend yield of zero. In accordance with EITF No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments, the values assigned to the Warrants was allocated based on their relative fair values. The discount on the loan agreement for the Warrants was accreted to interest expense, using the effective interest method, over the initial term of the loan agreement (original loan agreement due date was April 30, 2007) Total interest expense recognized relating to the accretion of the Warrants discount for the six month periods ending June 30, 2008 and 2007 was $0 and $594,029, respectively.

        The loan agreement provided that if the Company required additional equity in order to meet certain surplus requirements needed to accomplish the reverse merger with netGuru, it could offer the related parties the opportunity to convert a portion of the outstanding loan agreement amount then payable at an aggregate conversion price equal to 50% of the fair value of the Common Stock at the adjusted closed market price on the day immediately preceding the conversion of the loan agreement amounts. A total of $1,540,000 was converted into 916,667 shares of the Company's Series C preferred stock in December 2006 (conversion price of $1.68 per share of Series C preferred stock is based on an adjusted closing price of the Common Stock on the day immediately preceding the conversion of $3.36). The Company incurred an $82,200 loan fee of 3% of the total amount borrowed under the loan agreement which was paid to the related parties.

        Under the loan agreement, the Company was required to pay an amount equal to an amount not less than 25% of the net proceeds it received from all subsequent debt and equity financings towards the retirement of the then outstanding principal and accrued and unpaid interest (Note 5). Any unwaived failure by the Company to make any such payment would constitute a material breach of the loan agreement. In connection with the consummation of the Series D preferred stock equity financing on June 13, 2007, the two individuals waived this loan agreement covenant. The waiver related solely to the Series D preferred stock financing.

a.     Credit Facility From The Royal Bank of Canada

        Ltd has a revolving operating line with the Royal Bank of Canada with a maximum availability of Cdn $1,750,000 and carries an annual interest rate of the Royal Bank of Canada prime rate plus 1.05%, which amounted to 5.80% at June 30, 2008. The credit facility is secured by a general security agreement signed by Ltd., as well as a postponement and assignment of claim from the Company. The borrowing limit on the credit facility is 75% of the good accounts receivable of Ltd. At June 30, 2008 and December 31, 2007, Ltd had an outstanding balance of approximately $1,467,180 and $795,132, respectively.

b.     Term Loan From Business Development Bank of Canada

        Ltd has a term loan with the Business Development Bank of Canada that expires on May 21, 2010. The interest rate on this loan is bank's floating rate plus 3.25% and monthly principal re-payments are approximately $1,600. At June 30, 2008, the annual rate of interest on this loan was 10.0% and the balance outstanding was approximately $38,026. The loan is secured by a general security agreement from Ltd and joint and personal guarantees in the amount of approximately $43,000 by two former principals of ADM who were also the Company's 5% shareholders. The Company issued a 7-year warrant to purchase 5,435 shares of the Company's Common Stock at an exercise price of $0.03 per

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

4. Debt (Continued)

share to each of these shareholders in return for their loan guarantees. The warrants, valued at approximately $11,049, were recorded as a discount to the term loan. The value of the warrants is being amortized to interest expense over the term of the loan. Unamortized discount at June 30, 2008 and December 31, 2007 was approximately $6,339 and $8,980, respectively.

c.     Credit Facility From Comerica Bank

        During the first quarter of fiscal 2008, Blue Hill obtained a credit facility from Comerica Bank which includes a revolving operating line limited to the lesser of the $1,000,000 maximum availability or 80% of eligible accounts receivable and carries an annual interest rate of the Comerica Bank prime rate plus 1.0%, which amounted to 6.0% at June 30, 2008, a $500,000 term loan amortized over a four year period and bearing interest at the Comerica Bank prime rate plus 1.25%, which amounted to 6.25% at June 30, 2008 and a specific advance facility for equipment purchases to a maximum of $500,000 bearing interest at the Comerica Bank prime rate plus 1.25%, which amounted to 6.0% at June 30, 2008. The loans are supported by a general security interest in all the assets of Blue Hill and the operating facility is also supported by the guaranty of BPOMS and the subordination of loans of a minimum of $1,400,000, payable by Blue Hill to BPOMS, to Comerica Bank. At June 30, 2008 Blue Hill had an outstanding balance of $219,678 under the operating line, $447,917 of the term loan, and $51,145 under the equipment loan. Interest expense for the six month period ended June 30, 2008 amounted to $31,016.

d.     Capital Leases

        Capital leases consist primarily of equipment leases for the U.S. entities. The Company added approximately $380,161 and $360,090 to capital leases during the six months ended June 30, 2008 and 2007, respectively.

        Long-term debt, excluding unamortized discount, and capital lease obligations mature in each of the following years ending June 30:

	Long-Term Debt	Capital Lease Obligations
2009	$1,879,536	$341,576
2010	140,155	301,297
2011	125,000	263,719
2012	72,917	67,127
2013	—	—
Thereafter	—	—

Total minimum payments	$2,217,608	$973,719
Less: amount representing interest		(134,442)

Present value of minimum capital lease payments		$839,277

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

5. Capital Stock

        In January 2006 the Company issued 362,300 common shares as part of the purchase consideration for Digica, Inc.

        In September 2006 the Company issued 144,920 common shares as part of the purchase consideration for Novus Imaging Solutions, Inc.

        In December 2006 the Company issued 916,666 Series C Convertible Preferred Stock to two individuals that are officers and significant shareholders for $1,540,000.

        In December 2006 the Company issued 1,282,820 common shares in exchange for the shares of NetGuru, Inc. in the reverse merger transaction.

        In June 2007 the Company issued 384,968 common shares as part of the purchase consideration for Human Resource Micro-Systems, Inc.

        In October 2007, the Company issued 2,666,666 common shares as part of the purchase consideration for Blue Hill Data Services, Inc.

        In June 2007 the Company privately placed shares of Series D Convertible Preferred Stock ("Series D Convertible Preferred Stock") and various Common Stock and Series D-2 Convertible Preferred Stock purchase warrants to a limited number of institutional investors for gross proceeds of approximately $14,000,000. The shares of Series D Convertible Preferred Stock are convertible into approximately 23.3 million shares of our Common Stock. The three-year Series A Warrants (initial exercise price of $.90 per share) are exercisable for the purchase of up to approximately 11.7 million shares of our Common Stock. The five-year Series B Warrants (initial exercise price of $1.25 per share) are exercisable for the purchase of up to approximately 23.3 million shares of Common Stock. If exercised in full, the aggregate Series A Warrant and Series B Warrant proceeds will be approximately $40 million.

        The investors were also granted a one-year option (in the form of Series J Warrants) to purchase up to $21 million of Series D-2 Convertible Preferred Stock, which is convertible into approximately 23.3 million shares of Common Stock. At the closing and in connection with such option, the Company granted the investors three-year Series C warrants (initial exercise price of $1.35 per share), which are exercisable for the purchase of up to approximately 11.7 million shares of Common Stock, and five-year Series D Warrants (initial exercise price of $1.87 per share), which are exercisable for the purchase of up to approximately 23.3 million shares of Common Stock. The Series C Warrants and the Series D warrants vest only upon the exercise of the Series J Warrants. If exercised in full, the aggregate Series C Warrant and Series D Warrant proceeds will be approximately $60 million.

        Through amendments to each of the Series J Warrants to Purchase Shares of Preferred Stock issued to the investors who purchased shares of the Company's Series D Convertible Preferred Stock on June 13, 2007 (which Series J Warrants were issued in connection with such share purchases), the Company voluntarily reduced the per-share warrant exercise price payable upon exercise of its Series J Warrant from $14.40 to $9.60, effective only for exercises thereof during the period between September 28, 2007 and October 10, 2007. This reduced warrant exercise price only applied for up to seventy-five percent (75%) of the Series J Warrants then held by each investor and the original exercise price of $14.40 per share was automatically re-applied to any Series J Warrants not exercised at the reduced price.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

5. Capital Stock (Continued)

        The Company also amended each of the Series C Warrants to purchase shares of Common Stock and Series D Warrants to purchase shares of Common Stock, all of which were also issued in connection with the purchases of the Series D Convertible Preferred Stock on June 13, 2007, to provide that, in the event that an investor exercised any portion of the Series J Warrants at the reduced exercise price, the per-share warrant exercise price payable upon exercise of its Series C Warrant was reduced from $1.35 to $0.01 and the per-share warrant exercise price payable upon exercise of its Series D Warrant was reduced from $1.87 to $1.10 for the same percentage of the investor's Series C Warrants and Series D Warrants as the percentage of Series J Warrants then exercised by such investor during the reduced warrant price period. Any applicable reduced warrant exercise price for the Series C Warrants and Series D Warrants applies for the remainder of their respective terms.

        In March 2008, a certain investor converted 31,250 shares of their Preferred Series D Convertible Stock into 500,000 shares of the Company's Common Stock.

        Through amendments to each of the Series J Warrants to Purchase Shares of Preferred Stock ("Series J Warrants") issued to the seven institutional investors who purchased shares of the Series D Convertible Preferred Stock on June 13, 2007 (which Series J Warrants were issued in connection with such share purchases), the Company voluntarily reduced the per-share warrant exercise price payable upon exercise by any such investor of its Series J Warrant from $14.40 to $9.60, effective only for exercises thereof during the period between March 24, 2008 and April 18, 2008, which period the board of directors subsequently extended to April 25, 2008 (the "Reduced Warrant Price Period"). This reduced warrant exercise price applied for all remaining, unexercised Series J Warrants then held by each such institutional investor, and the original exercise price of $14.40 per share automatically re-applies to any Series J Warrants not exercised at the reduced price during the Reduced Warrant Price Period. These amendments were made because the Company determined that the Company would provide another enhanced opportunity to obtain financing from these seven institutional investors.

        The Company also amended each of the Series C Warrants to Purchase Shares of Common Stock ("Series C Warrants") and Series D Warrants to Purchase Shares of Common Stock ("Series D Warrants"), all of which were also issued in connection with such purchases of the Series D Convertible Preferred Stock on June 13, 2007 to these seven institutional investors, to provide that, in the event that such institutional investor exercised any portion of its Series J Warrant during the Reduced Warrant Price Period, the per-share warrant exercise price payable upon exercise of its Series C Warrant would be reduced from $1.35 to $0.01 and the per-share warrant exercise price payable upon exercise of its Series D Warrant would be reduced from $1.87 to $0.01 for the same percentage of such investor's original Series C Warrants and Series D Warrants as the percentage of Series J Warrants then exercised by such investor during the Reduced Warrant Price Period. For example, if an institutional investor exercised one-quarter (1/4) of its Series J Warrants during the Reduced Warrant Price Period, the per-share exercise price for its Series C Warrant and Series D Warrant would be so reduced for one-quarter (1/4) of its original Series C Warrant and Series D Warrant. Any applicable reduced warrant exercise price for the Series C Warrants and Series D Warrants would apply for the remainder of their respective terms.

        Each of the Series A Warrants to Purchase Shares of Common Stock ("Series A Warrants"), Series B Warrants to Purchase Shares of Common Stock ("Series B Warrants"), Series J Warrants,

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

5. Capital Stock (Continued)

Series C Warrants, and Series D Warrants provides that such warrants may only be amended by written instruments signed by the Company and the holders of warrants exercisable for a majority of the shares of the stock underlying all of the then-outstanding Series A Warrants, Series B Warrants, Series J Warrants, Series C Warrants, and Series D Warrants, respectively. By amendments to each of the Series A Warrants, Series B Warrants, Series J Warrants, Series C Warrants, and Series D Warrants, the institutional investors have agreed that neither the reductions to the respective warrant exercise prices of the Series J Warrants, Series C Warrants, and Series D Warrants nor the possible exchange of certain of the Series A Warrants, Series B Warrants, and Series D Warrants into a to-be-designated series of the preferred stock would trigger the anti-dilution protections set forth in such warrants.

        In addition, the Certificate of Designation of the Relative Rights and Preferences of the Series D Convertible Preferred Stock (the "Series D Certificate of Designation") and the Certificate of Designation of the Relative Rights and Preferences of the Series D-2 Convertible Preferred Stock of the Company (the "Series D-2 Certificate of Designation" and, together with the Series D Certificate of Designation, the "Certificates of Designation") provide for certain anti-dilution protections in favor of the holders of such shares of the preferred stock. Each of the Certificates of Designation provides that it may be amended with the consent of holders of not less than sixty-six percent (66%) of the then-outstanding shares of Series D Convertible Preferred Stock or Series D-2 Convertible Preferred Stock ("Series D-2 Convertible Preferred Stock"), as applicable. Holders of not less than sixty-six percent (66%) of such shares have consented in writing to the amendment to the Certificates of Designation to provide that neither the reductions to the warrant exercise prices of the Series J Warrants, Series C Warrants, and Series D Warrants nor the possible exchange of certain of the Series A Warrants, Series B Warrants, and Series D Warrants into a to-be-designated series of the preferred stock would trigger the anti-dilution protections set forth in the Certificates of Designation. As a result, on April 25, 2008, the Company filed amendments to the Certificates of Designation with the Secretary of State of the State of Delaware.

        During April of 2008, five institutional investors have exercised certain of their Series J Warrants at the reduced exercise price and acquired an aggregate of approximately 583,333 shares of the Series D-2 Convertible Preferred Stock for an aggregate of approximately $5.6 million.

6. SEGMENT AND GEOGRAPHIC DATA

        The Company is a business process outsourcing services provider. The Company's operating segments are:

  •
  Enterprise content management (ECM)

  •
  Information Technology services outsourcing (ITO) and

  •
  Human resources outsourcing (HRO)

        The Company applies the provisions of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 requires segments to be determined and reported based on how management measures performance and makes decisions about allocating resources. The Company's management monitors unallocable expenses related to the Company's corporate activities in a separate "Corporate," which is reflected in the tables below.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

6. SEGMENT AND GEOGRAPHIC DATA (Continued)

        The significant components of worldwide operations by reportable operating segment for the three and six months ended June 30, 2008 and 2007, respectively, are:

	Six Months Ended June 30,
	2008	2007
Net revenues
ECM	$8,369,650	$2,362,044
ITO	5,760,859	1,980,913
HRO	972,835	13,817

Consolidated	$15,103,344	$4,356,774

Operating income (loss)
ECM	$(721,987)	$(503,721)
ITO	147,446	(185,784)
HRO	(159,319)	(148,510)
Corporate	(1,713,977)	(1,071,487)

Consolidated	$(2,447,837)	$(1,909,502)

Depreciation and amortization expense
ECM	$380,624	$39,168
ITO	843,793	64,962
HRO	130,579	5,159
Corporate	129,179	115,355

Consolidated	$1,484,175	$224,644

        The Company's operations are based in domestic and foreign subsidiaries and branch offices in the U.S., Canada and Germany. The following are significant components of worldwide operations by geographic location:

	Six Months Ended June 30,
	2008	2007
Net revenues
North America	$14,745,273	$4,011,895
Europe	358,071	344,879

Consolidated	$15,103,344	$4,356,774

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

6. SEGMENT AND GEOGRAPHIC DATA (Continued)

	At June 30, 2008	At December 31, 2007
Long-Lived Assets North America	$23,016,376	$23,777,079
Europe	20,264	23,672

Consolidated	$23,036,640	$23,800,751

7. Commitments and Contingencies

Financial Results, Liquidity and Management's Plan Activities

        The Company has incurred losses in the six months ended June 30, 2008 of $2,703,405. The Company has been able to obtain operating capital through private debt funding sources, the sale of shares of its Common Stock and through the exercise of warrants to purchase shares of its Common Stock. Management's plans include the continued development and implementation of its business plan. No assurances can be given that the Company can obtain sufficient working capital through the sale of the Company's Common Stock and borrowing or that the continued implementation of its business plan will generate sufficient revenues in the future.

Amount Due to Former Shareholders of Acquired Companies

        The purchase agreements pursuant to which the Company acquired certain companies provides for a cash portion of the purchase price to be paid in installments usually within a year.

Operating Leases

        The Company leases certain facilities and equipment under non-cancelable operating leases. The facility leases include options to extend the lease terms and provisions for payment of property taxes, insurance and maintenance expenses.

        At June 30, 2008, future minimum annual rental commitments under these lease obligations were as follows:

        For the year ending June 30:

2009	$1,460,722
2010	1,292,893
2011	1,173,348
2012	524,877
2013	320,203
Thereafter	1,233,251

$6,005,294

        For the six months ended June 30, 2008 and 2007 rent expense was $799,071 and $308,633, respectively.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2008

7. Commitments and Contingencies (Continued)

Litigation

        The Company is subject to various claims and legal proceedings covering a wide range of matters that arise in the ordinary course of its business activities. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the Company.

 Annex A

AGREEMENT AND PLAN OF MERGER

HealthAxis Inc.,

Outsourcing Merger Sub, Inc.,

and

BPO Management Services, Inc.

Dated as of September 5, 2008

i

		Page
6.14	No Brokers	44
6.15	Related Party Transactions	44
6.16	Contracts and Commitments	45
6.17	Employee Matters and Benefit Plans	46
6.18	Intellectual Property and Products; HIPAA Compliance	48
6.19	Anti-Takeover Matters	51
6.20	Shareholder Vote Required	51
6.21	Undisclosed Liabilities	51
6.22	Insurance	51
6.23	Financial Forecast and Relationships with Suppliers, Licensors and Customers	52
6.24	Continuity of Business Enterprise	52
6.25	Ownership of BPOMS Shares	52
ARTICLE 7 COVENANTS AND OTHER AGREEMENTS		52
7.1	Conduct of Businesses	52
7.2	BPOMS Stockholders Meeting	56
7.3	HealthAxis Fairness Hearing; Stockholders Meeting	57
7.4	Approvals; Other Action	59
7.5	Access to Information; Confidentiality	59
7.6	Publicity	59
7.7	Listing of HealthAxis Common Stock	60
7.8	Further Action	60
7.9	Tax Treatment	60
7.10	No Solicitation	60
7.11	Notice of Certain Events	62
7.12	Directors and Officers	63
7.13	Indemnification and Insurance	639
7.14	Restrictions on Transfer	64
ARTICLE 8 CONDITIONS		65
8.1	Conditions to Each Party's Obligation to Effect the Merger	65
8.2	Conditions to Obligations of BPOMS to Effect the Merger	65
8.3	Conditions to Obligations of HealthAxis and Merger Sub to Effect the Merger	66
ARTICLE 9 TERMINATION		66
9.1	Termination	66

SCHEDULES
Schedule 2.1(b)	BPOMS Cap Table
Schedule 2.2(b)	HealthAxis Cap Table
EXHIBITS
Exhibit A	HealthAxis Voting Agreement
Exhibit B	BPOMS Voting Agreement
Exhibit C	BPOMS Series F Certificate of Designation
Exhibit D	BPOMS Series F Convertible Preferred Stock Issuance Agreement
Exhibit E	HealthAxis/Tak Termination Agreement
Exhibit F	HealthAxis/Preferred Conversion and Termination Agreement
Exhibit G	Lewis Warrant Termination Agreement
Exhibit H	Amendment to the Remote Resourcing Agreement
Exhibit I	HealthAxis Articles of Amendment
Exhibit J	HealthAxis Series B Certificate of Designation

 AGREEMENT AND PLAN OF MERGER

        This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of September 5, 2008, among HealthAxis Inc., a Pennsylvania corporation ("HealthAxis"), Outsourcing Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of HealthAxis ("Merger Sub") and BPO Management Services, Inc., a Delaware corporation ("BPOMS"). Each of HealthAxis, Merger Sub and BPOMS are sometimes referred to herein as a "Party" or, collectively, the "Parties".

RECITALS

A.
HealthAxis, Merger Sub and BPOMS intend to effect a merger of Merger Sub into BPOMS (the "Merger") in accordance with this Agreement and the Delaware General Corporation Law ("DGCL"), as a result of which Merger Sub will cease to exist, and BPOMS will become a wholly owned subsidiary of HealthAxis.

B.
BPOMS, HealthAxis and Merger Sub intend that the Merger qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code.

C.
The Board of Directors of HealthAxis, after consideration of the fairness opinion rendered by its investment advisor and other relevant factors: (i) has determined that this Agreement and the transactions and other matters contemplated hereby are advisable and in the best interests of HealthAxis and its stockholders, (ii) has approved this Agreement and the transactions and other matters contemplated hereby, including the issuance of shares of HealthAxis Common Stock and HealthAxis Preferred Stock to the stockholders of BPOMS pursuant to the terms of this Agreement, the HealthAxis Pre-Merger Steps (as hereinafter defined) and the other actions contemplated by this Agreement and (iii) has determined to recommend that the stockholders of HealthAxis vote to approve this Agreement and the transactions and other matters contemplated by this Agreement.

D.
The Board of Directors of Merger Sub: (i) has determined that this Agreement and the Merger are advisable and in the best interests of Merger Sub and its sole stockholder, (ii) has approved this Agreement, the Merger, and the other actions contemplated by this Agreement, (iii) has adopted this Agreement and (iv) has determined to recommend that the stockholder of Merger Sub vote to adopt this Agreement and to approve the Merger and such other actions as are contemplated by this Agreement.

E.
The Board of Directors of BPOMS: (i) has determined that the proposed Merger is advisable and is in the best interests of BPOMS and its stockholders, (ii) has approved this Agreement, the Merger, the BPOMS Pre-Merger Steps (as hereinafter defined) and the other actions contemplated by this Agreement, (iii) has adopted this Agreement and (iv) has determined to recommend that the stockholders of BPOMS vote to adopt this Agreement and to approve the Merger and such other transactions as are contemplated by this Agreement.

F.
As a condition and inducement to the Parties entering into this Agreement and incurring the obligations set forth herein, concurrently with the execution and delivery of this Agreement (i) certain HealthAxis stockholders are entering into the HealthAxis Voting Agreement in the form attached as Exhibit A and certain BPOMS stockholders are entering into the BPOMS Voting Agreement in the form attached as Exhibit B with respect to the voting of their shares of HealthAxis and BPOMS, respectively, in connection with the transactions contemplated by this Agreement, and (ii) certain HealthAxis security holders are entering into the agreements referenced in Section 2.2(a) below in connection with the HealthAxis Pre-Merger Steps and BPOMS has entered into certain agreements and taken other steps, as referenced in Section 2.1(a) below in connection with the BPOMS Pre-Merger Steps.

1

 AGREEMENT

        In consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE 1
DEFINITIONS, SCHEDULES AND EXHIBITS

1.1   Definitions

        In this Agreement, the following terms shall have the meanings set out in the paragraphs indicated below:

"Additional Financing"	7.10(a)
"Affiliate"	5.17(a)(i)
"BPOMS Cap Table"	2.1(b)
"BPOMS Common Share" and collectively "BPOMS Common Shares"	3.2(a)
"BPOMS Common Stock"	3.2(a)
"BPOMS Contracts"	5.16(a)
"BPOMS Convertible Preferred Stock"	3.6(d)
"BPOMS Designees	7.12
"BPOMS Disclosure Letter"	Article 5
"BPOMS Forecast"	5.23
"BPOMS Intellectual Property"	5.18(a)(ii)
"BPOMS Investor Warrants	3.4
"BPOMS Material Adverse Effect"	5.1(a)
"BPOMS Meeting"	7.2(a)
"BPOMS Non-Investor Warrants"	3.5(a)
"BPOMS Option"	3.5(a)
"BPOMS Outstanding Investor Warrants"	3.4(c)
"BPOMS Penny Warrants	4.2(a)
"BPOMS Pre-Merger Steps	2.1(a)
"BPOMS Products"	5.18(e)
"BPOMS Proxy Statement"	7.2(b)
"BPOMS Registered Intellectual Property"	5.18(a)(iii)
"BPOMS SEC Documents"	5.7(a)
"BPOMS Series A Preferred Shares"	5.3(a)
"BPOMS Series B Preferred Shares"	5.3(a)
"BPOMS Series C Preferred Shares"	5.3(a)
"BPOMS Series D Preferred Shares"	5.3(a)
"BPOMS Series D-2 Preferred Shares"	5.3(a)
"BPOMS Series F Preferred Shares"	2.1(a)(ii)
"BPOMS Subsidiaries" and, individually, a "BPOMS Subsidiary"	5.4
"California Permit"	7.3(a)
"Cancelled BPOMS Common Shares"	3.2(b)
"Certificates"	4.1(b)
"Certifications"	5.7(a) and 6.7(a)
"Closing"	2.5
"Closing Date"	2.5
"Code"	2.9
"Delaware Courts"	10.7
"Dissenting Common Stock"	3.8

2

"Domain Names"	5.18(l)
"Effective Time"	2.6
"Employee"	5.17(a)(ii)
"Employee Agreement"	5.17(a)(iii)
"Employee Plan"	5.17(a)(iv)
"Environmental Laws"	5.13
"ERISA"	5.17(a)(v)
"Exchange Act"	5.6, 7.2(b) and 7.3(d)
"Exchange Agent"	4.1(a)
"Exchange Merger Consideration"	4.1(b)
"Exchange Ratio"	3.2(a) and 3.3(b)
"Exchange Ratios"	3.6(a)
"Fairness Hearing"	7.3(a)
"GAAP"	5.7(c)
"Government Agencies"	5.1(c)
"Government Approvals"	5.1(c)
"HealthAxis Cap Table"	2.2(b)
"HealthAxis Contracts"	6.16(a)
"HealthAxis Common Shares"	3.2(a)
"HealthAxis Common Stock"	3.2(a)
"HealthAxis Disclosure Letter"	Article 6
"HealthAxis Domain Names"	6.18(k)
"HealthAxis Forecast"	6.23
"HealthAxis Intellectual Property"	6.18(a)
"HealthAxis Material Adverse Effect"	6.1(a)
"HealthAxis Meeting"	7.3(c)
"HealthAxis Pre-Merger Steps"	2.2(a)
"HealthAxis Products"	6.18(d)
"HealthAxis Proxy Statement"	7.3(d)
"HealthAxis SEC Documents"	6.7(a)
"HealthAxis Series A Preferred Shares"	6.3(a)
"HealthAxis Series B Preferred Shares"	2.2(a)(vi)
"HealthAxis Subsidiaries" and, individually, a "HealthAxis Subsidiary"	6.1(b) and 6.4
"HealthAxis Registered Intellectual Property"	6.18(b)
"HealthAxis/Preferred Investor Rights Agreement"	2.2(a)(ii)
"HealthAxis/Preferred Registration Rights Agreement"	2.2(a)(ii)
"HealthAxis/Tak Investor Rights Agreement"	2.2(a)(i)
"HealthAxis/Tak Registration Rights Agreement"	2.2(a)(i)
"HIPPA"	6.18(m)
"Indemnified Parties"	7.13(b)
"Intellectual Property"	5.18(a)(i)
"IRS"	5.17(vi)
"Merger"	2.3
"Multiemployer Plan"	5.17(a)(vii)
"Non-Disclosure Agreement"	10.5
"Pension Plan"	5.17(a)(viii)
"Preferred Certificates"	4.2(a)
"PTO"	5.18(b)
"Regulatory Filings"	5.6
"Representative"	7.10(c)(2)
"Reporting Tail Coverage"	7.13(d)

3

"Reverse Split"	2.2(a)(v)
"SEC"	3.5(c)
"Securities Act"	3.5(c)
"Surviving Corporation"	2.3
"Series C Exchange Ratio"	3.3(c)
"Series C Warrant Exchange Ratio	3.4(a)
"Series D Exchange Ratio"	3.3(d)
"Series D Warrant Exchange Ratio	3.4(b)
"Series D-2 Exchange Ratio"	3.3(e)
"Series F Exchange Ratio"	3.3(f)
"SVB Loan Agreement"-	7.1(c)(x)
"Taxes"	5.10(a) and 6.10(a)
"Tax Returns"	5.10(b) and 6.10(b)
"Termination Date"	9.1(h)
"Utilize" or "Utilization"	5.18(a)(iv)

1.2   Schedules

        The schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement. All schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule but not otherwise defined therein shall be defined as set forth in this Agreement. The Schedules are as follow:

Schedule 2.1(b)	BPOMS Cap Table
Schedule 2.2(b)	HealthAxis Cap Table

1.3   Exhibits

        The following documents are referred to herein as Exhibits and copies are annexed hereto:

Exhibit A	HealthAxis Voting Agreement
Exhibit B	BPOMS Voting Agreement
Exhibit C	BPOMS Series F Certificate of Designation
Exhibit D	BPOMS Series F Convertible Preferred Stock Issuance Agreement
Exhibit E	HealthAxis/Tak Termination Agreement
Exhibit F	HealthAxis/Preferred Conversion and Termination Agreement
Exhibit G	Lewis Warrant Termination Agreement
Exhibit H	Amendment to the Remote Resourcing Agreement
Exhibit I	HealthAxis Articles of Amendment
Exhibit J	HealthAxis Series B Certificate of Designation

4

 ARTICLE 2
DESCRIPTION OF THE TRANSACTIONS

2.1   BPOMS Pre-Merger Steps.

  (a)
  Prior to the date of this Agreement BPOMS has issued shares of its capital stock, authorized the grant of options to purchase shares of its capital stock and taken certain other steps, as follows (the "BPOMS Pre-Merger Steps"):

  (i)
  by issuing 583,333 shares of BPOMS Series D-2 Preferred Stock pursuant to the exercise by investors of the amended BPOMS Series J Preferred Stock Purchase Warrants for aggregate net proceeds of $5,600,000,

  (ii)
  by creating a new series of preferred stock designated as Series F Convertible Preferred Stock (the "BPOMS Series F Preferred Shares") pursuant to the BPOMS Series F Certificate of Designations in the form attached hereto as Exhibit C;

  (iii)
  by issuing 894,942 shares of BPOMS Series F Preferred Stock pursuant to the exchange of certain amended BPOMS Series A Purchase Warrants, BPOMS Series B Purchase Warrants, and those BPOMS Series D Purchase Warrants having an exercise price of $1.10, pursuant to the BPOMS Series F Convertible Preferred Stock Issuance Agreement in the form attached as Exhibit D;

  (iv)
  by entering into that certain Waiver and Amendment Agreement, Amended and Restated Warrant Acknowledgment, Second Amendment to Series D Convertible Stock Purchase Agreement and Third Amendment to Series D Convertible Stock Purchase Agreement each in the form previously approved by Healthaxis, with those parties necessary to achieve the intended legal effect of the provisions set forth therein; and

  (v)
  by increasing the number of options to purchase BPOMS Common Stock issuable pursuant to the amended BPOMS' 2007 Stock Incentive Plan to an aggregate of 12,300,000 options, some or all of which may, at the discretion of the board of directors of BPOMS, be granted to certain employees, directors and advisors of BPOMS prior to the Effective Time at exercise prices to be established as of the dates of such grants.

  (b)
  As a result of the BPOMS Pre-Merger Steps (assuming that all of the increased number of options to purchase BPOMS Common Stock referred to in subparagraph 2.1(a)(v) hereof are granted prior to the Effective Time), the number and class of issued and outstanding securities of BPOMS at the Effective Time will be as set forth in the table (the "BPOMS Cap Table") attached as Schedule 2.1(b).

2.2   HealthAxis Pre-Merger Steps.

  (a)
  On the terms and subject to the conditions of this Agreement, at or prior to the Effective Time, as a condition precedent to the Merger, HealthAxis shall have carried out the following re-structuring of its capital and related matters (the "HealthAxis Pre-Merger Steps"):

  (i)
  the termination and cancellation of all HealthAxis Warrants issued to Tak Investments, Inc., and the termination of the HealthAxis Investor Rights Agreement dated May 13, 2005 with Tak Investments, Inc. (the "HealthAxis/Tak Investor Rights Agreement") and the HealthAxis Registration Rights Agreement dated May 13, 2005 with Tak Investments, Inc. (the "HealthAxis/Tak Registration Rights Agreement"), in accordance with the HealthAxis/Tak Termination Agreement in the form attached hereto as Exhibit E;

  (ii)
  the conversion of all outstanding shares of HealthAxis Series A Preferred Stock into 740,401 shares of HealthAxis Common Stock and the termination of the HealthAxis

5

      Investor Rights Agreement dated June 30, 2004 with holders of the HealthAxis Series A Preferred Stock (the "HealthAxis/Preferred Investor Rights Agreement") and the HealthAxis Registration Rights Agreement dated June 30, 2004 with holders of the HealthAxis Series A Preferred Stock (the "HealthAxis/Preferred Registration Rights Agreement") pursuant to the HealthAxis/Preferred Conversion and Termination Agreement in the form attached hereto as Exhibit F;

    (iii)
    the termination and cancellation of the HealthAxis Warrant held by Lewis Opportunity Fund in accordance with the Lewis Warrant Termination Agreement in the form attached hereto as Exhibit G;

    (iv)
    the amendment of the Remote Resourcing Agreement dated May 13, 2005 between HealthAxis, Ltd., a subsidiary of HealthAxis, and Healthcare BPO Partners, L.P., an affiliate of Tak Investments, Inc., pursuant to the amendment in the form attached hereto as Exhibit H;

    (v)
    a reverse split of the shares of HealthAxis Common Stock in a ratio to be determined by the Board of Directors of HealthAxis (within a range approved by the HealthAxis shareholders) (the "Reverse Split") pursuant to the filing with the Pennsylvania Department of State of the HealthAxis Articles of Amendment substantially in the form attached hereto as Exhibit I;

    (vi)
    the Board of Directors of HealthAxis will adopt a resolution creating a new series of preferred stock designated as Series B Convertible Preferred Stock (the "HealthAxis Series B Preferred Shares"), to which will be attached the rights, preferences and other provisions as set out in the HealthAxis Series B Certificate of Designations in the form attached hereto as Exhibit J, subject to the adjustments contemplated by Section 3.6 hereof; and

    (vii)
    the Board of Directors of HealthAxis will authorize and approve the addition of approximately 3,000,000 shares of HealthAxis Common Stock (prior to giving effect to the Reverse Split) to the HealthAxis Inc. 2005 Stock Incentive Plan (or to a new plan developed by HealthAxis) and, to the extent required by the rules of the Nasdaq Stock Market, Inc., the shareholders of HealthAxis will approve such additional shares.

    In order to carry out the HealthAxis Pre-Merger Steps, following execution of this Agreement, HealthAxis will use its best efforts to take the steps and actions and obtain all approvals as may be required by the provisions of paragraphs (i) to (vii) of this paragraph 2.2(a).

  (b)
  Subject to the terms and conditions of this Agreement, following the completion of the HealthAxis Pre-Merger Steps, immediately prior to the Effective Time, the number and class of issued and outstanding securities of HealthAxis will be as set forth in the table (the "HealthAxis Cap Table") attached hereto as Schedule 2.2(b).

  (c)
  No fractional shares of HealthAxis' Common Stock shall be issued in connection with the Reverse Split, and no certificates or scrip for any such fractional shares shall be issued. Any holder of HealthAxis Common Stock who would otherwise be entitled to receive a fraction of a share as a result of the Reverse Split shall, in lieu of such fraction of a share, receive one full share of HealthAxis Common Stock.

2.3   The Merger.

        Upon the terms and subject to the conditions contained in this Agreement, at the Effective Time, Merger Sub shall be merged with and into BPOMS, and the separate corporate existence of Merger Sub shall thereupon cease (the "Merger"). BPOMS shall continue as the surviving corporation in the Merger (the "Surviving Corporation").

6

2.4   Effects of the Merger.

        The Merger shall have the effects provided in this Agreement and the applicable provisions of the DGCL. As a result of the Merger, BPOMS will become a wholly owned subsidiary of HealthAxis.

2.5   The Closing.

        On the terms and subject to the conditions of this Agreement, the closing of the Merger (the "Closing") shall take place at 10:00 a.m., local time, on (a) the third (3rd) business day immediately following the day on which the last of the conditions set forth in Article 8 shall be fulfilled or waived in accordance herewith, or (b) at such other time, date or place as BPOMS and HealthAxis may otherwise agree in writing. Unless the parties shall otherwise agree and subject to Article 8, the parties shall use their best efforts to cause the Closing to occur as soon as practicable after the last to occur of the BPOMS Meeting and the HealthAxis Meeting. The date on which the Closing occurs is hereinafter referred to as the "Closing Date".

2.6   Effective Time.

        If all the conditions to the Merger set forth in Article 8 shall have been fulfilled or waived in accordance herewith, and this Agreement shall not have been terminated as provided in Article 9, the parties hereto shall cause a Certificate of Merger satisfying the requirements of the DGCL to be properly executed, verified and delivered for filing in accordance with the DGCL on the Closing Date. The Merger shall become effective upon the acceptance for record of the Certificate of Merger by the Secretary of State of the State of Delaware in accordance with the DGCL (but not earlier than the Closing Date) or at such later time that the parties hereto shall have agreed upon and designated in such filing in accordance with applicable law as the effective time of the Merger (the "Effective Time").

2.7   Corporate Organization.

  (a)
  At the Effective Time, unless otherwise determined by BPOMS and HealthAxis prior to the Effective Time, the Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of Merger Sub immediately prior to the Effective Time, until thereafter amended as provided by the DGCL and such Certificate of Incorporation.

  (b)
  Unless otherwise determined by BPOMS and HealthAxis prior to the Effective Time, the By-laws of Merger Sub in effect immediately prior to the Effective Time shall be the By-laws of the Surviving Corporation.

  (c)
  At the Effective Time, (i) HealthAxis shall file an amendment to its Amended and Restated Articles of Incorporation to change the name of HealthAxis to "BPO Management Services, Inc.", and (ii) BPOMS shall file an amendment to its Amended and Restated Articles of Incorporation to change the name of BPOMS to "BPOMS, Inc.".

2.8   Directors and Officers of Surviving Corporation and HealthAxis.

  (a)
  The directors of BPOMS immediately prior to the Effective Time shall initially become the directors of the Surviving Corporation as of the Effective Time, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation, until their respective successors are duly elected or appointed and qualified.

  (b)
  The officers of BPOMS immediately prior to the Effective Time shall initially become the officers of the Surviving Corporation as of the Effective Time, until their respective successors are duly elected or appointed and qualified.

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  (c)
  The directors and officers of HealthAxis as of the Effective Time will be determined as provided by Section 7.12 hereof.

2.9   Tax Consequences.

        For federal income tax purposes, the Merger is intended to constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the parties shall report the Merger consistent therewith. The parties to this Agreement hereby adopt this Agreement as a "plan of reorganization" within the meaning of Section 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

ARTICLE 3
CONVERSION OF SECURITIES

3.1   Conversion of Merger Sub Shares.

        At the Effective Time, by virtue of the Merger and without any action on the part of HealthAxis, Merger Sub, BPOMS or the holders thereof, each share of common stock, $0.01 par value per share, of Merger Sub that is issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, $0.01 par value per share, of the Surviving Corporation.

3.2   Conversion of BPOMS Common Stock.

  (a)
  At the Effective Time, by virtue of the Merger and without any action on the part of HealthAxis, Merger Sub, BPOMS or the holders thereof, each issued and outstanding share of common stock, par value $0.001 per share of BPOMS (the "BPOMS Common Stock"; each a "BPOMS Common Share"; and collectively, the "BPOMS Common Shares") shall be converted into the right to receive 0.3393 (to be adjusted after determination of the Reverse Split and otherwise in accordance with Section 3.6) (the "Exchange Ratio") shares of common stock, par value $0.10 per share, of HealthAxis (the "HealthAxis Common Stock"). The shares of HealthAxis Common Stock to be issued in connection with the Merger are sometimes referred to as the "HealthAxis Common Shares" and shall bear appropriate restrictive legends.

  (b)
  Each BPOMS Common Share held in BPOMS' treasury, if any, immediately prior to the Effective Time (collectively, "Cancelled BPOMS Common Shares") shall, at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, be canceled and retired and cease to exist and no payment shall be made with respect thereto.

  (c)
  No fractional shares of HealthAxis Common Stock shall be issued under this Section in connection with the Merger, and no certificates or scrip for any such fractional shares shall be issued. Any holder of BPOMS Common Shares who would otherwise be entitled to receive a fraction of a share of HealthAxis Common Stock (after aggregating all fractional shares of HealthAxis Common Stock issuable to such holder) shall, in lieu of such fraction of a share and upon surrender of such holder's Certificate(s) (as defined in Section 4.1 (b)), receive one full share of HealthAxis Common Stock.

3.3   Conversion of BPOMS Preferred Stock.

  (a)
  At the Effective Time, each share of BPOMS Series A Preferred Stock that is then outstanding and unconverted shall cease to represent a right to acquire shares of BPOMS Common Stock, and shall be converted automatically into a right to receive 0.3393 (to be adjusted after determination of the Reverse Split and otherwise in accordance with Section 3.6) (also called the "Exchange Ratio") shares of HealthAxis Common Stock.

8

  (b)
  At the Effective Time, each share of BPOMS Series B Preferred Stock that is then outstanding and unconverted shall cease to represent a right to acquire shares of BPOMS Common Stock, and shall be converted automatically into a right to receive 0.3393 (to be adjusted after determination of the Reverse Split and otherwise in accordance with Section 3.6) (also called the "Exchange Ratio") shares of HealthAxis Common Stock.

  (c)
  At the Effective Time, each share of BPOMS Series C Preferred Stock that is then outstanding shall be converted automatically into a right to receive 1.7700 (to be adjusted after determination of the Reverse Split and otherwise in accordance with Section 3.6) (the "Series C Exchange Ratio") shares of HealthAxis Common Stock.

  (d)
  At the Effective Time, each share of BPOMS Series D Preferred Stock that is then outstanding and unconverted shall cease to represent a right to acquire shares of BPOMS Common Stock, and shall be converted automatically into a right to receive 5.4288 (to be adjusted after determination of the Reverse Split and otherwise in accordance with Section 3.6) (the "Series D Exchange Ratio") shares of HealthAxis Series B Preferred Stock.

  (e)
  At the Effective Time, each share of BPOMS Series D-2 Preferred Stock that is then outstanding and unconverted shall cease to represent a right to acquire shares of BPOMS Common Stock, and shall be converted automatically into a right to receive 5.4288 (to be adjusted after determination of the Reverse Split and otherwise in accordance with Section 3.6) (the "Series D-2 Exchange Ratio") shares of HealthAxis Series B Preferred Stock.

  (f)
  At the Effective Time, each share of BPOMS Series F Preferred Stock that is then outstanding and unconverted shall cease to represent a right to acquire shares of BPOMS Common Stock, and shall be converted automatically into a right to receive 8.4825 (to be adjusted after determination of the Reverse Split and otherwise in accordance with Section 3.6) (the "Series F Exchange Ratio") shares of HealthAxis Series B Preferred Stock.

  (g)
  No fractional shares of HealthAxis Common Stock or HealthAxis Series B Preferred Stock shall be issued under this Section in connection with the Merger, and no certificates or scrip for any such fractional shares shall be issued. Any holder of BPOMS Series A Preferred Stock, BPOMS Series B Preferred Stock, BPOMS Series C Preferred Stock, BPOMS Series D Preferred Stock, BPOMS Series D-2 Preferred Stock or BPOMS Series F Preferred Stock who would otherwise be entitled to receive a fraction of a share of HealthAxis Common Stock or HealthAxis Series B Preferred Stock (after aggregating all fractional shares of HealthAxis Common Stock or HealthAxis Series B Preferred Stock issuable to such holder) shall, in lieu of such fraction of a share and upon surrender of such holder's Preferred Certificates (as defined in Section 4.2(a)), receive one full share of HealthAxis Common Stock or HealthAxis Series B Preferred Stock, as the case may be.

3.4   Conversion of BPOMS Investor Warrants

In this Agreement, BPOMS Series A Warrants, Series B Warrants, Series C Warrants and Series D Warrants (including both Series D Warrants with an exercise price of $0.01 and the Series D Warrants with an exercise price of $1.10) are collectively called the "BPOMS Investor Warrants". At the Effective Time, the BPOMS Investor Warrants will be dealt with as follows.

  (a)
  At the Effective Time, each BPOMS Series C Warrant that is then outstanding and unexercised shall cease to represent a right to acquire shares of BPOMS Common Stock, and shall be converted automatically into a right to receive 0.3393 (to be adjusted after determination of the Reverse Split and otherwise in accordance with Section 3.6) (the "Series C Warrant Exchange Ratio") shares of HealthAxis Series B Preferred Stock.

9

  (b)
  At the Effective Time, each BPOMS Series D Warrant with an exercise price of $0.01 that is then outstanding and unexercised shall cease to represent a right to acquire shares of BPOMS Common Stock, and shall be converted automatically into a right to receive 0.3393 (to be adjusted after determination of the Reverse Split and otherwise in accordance with Section 3.6) (the "Series D Warrant Exchange Ratio") shares of HealthAxis Series B Preferred Stock.

  (c)
  At the Effective Time, each BPOMS Series A Warrant, Series B Warrant and Series D Warrant with an exercise price of $1.10 that has not previously been exercised and is then outstanding and unexercised (the "BPOMS Outstanding Investor Warrants") shall cease to represent a right to acquire shares of BPOMS Common Stock and shall be converted automatically into a warrant to acquire, under the same terms and conditions as were applicable to such BPOMS Outstanding Investor Warrants immediately prior to the Effective Time, shares of HealthAxis Common Stock, and HealthAxis shall assume each BPOMS Outstanding Investor Warrant and each agreement pursuant to which any such BPOMS Outstanding Investor Warrant was granted; provided, however, that from and after the Effective Time, (i) the number of shares of HealthAxis Common Stock purchasable upon exercise of such BPOMS Outstanding Investor Warrants shall be equal to the number of shares of BPOMS Common Stock that were purchasable under such BPOMS Outstanding Investor Warrant immediately prior to the Effective Time, multiplied by the Exchange Ratio, rounded down to the nearest whole share, and (ii) the per share exercise price under each such BPOMS Outstanding Investor Warrant shall be adjusted by dividing the per share exercise price of each such BPOMS Outstanding Investor Warrant by the Exchange Ratio, rounding up to the nearest cent. The terms of each BPOMS Outstanding Investor Warrant shall be subject to further adjustment as appropriate to reflect the Reverse Split and any other stock split, stock dividend, recapitalization or other similar transaction with respect to the HealthAxis Common Stock on or subsequent to the Effective Time. As soon as practicable after the Effective Time, HealthAxis shall deliver to each holder of a BPOMS Outstanding Investor Warrant an appropriate notice setting forth such holder's rights pursuant thereto, and such BPOMS Outstanding Investor Warrant shall continue in effect on the same terms and conditions.

3.5   Conversion of BPOMS Employee Stock Options and Non-Investor Warrants.

  (a)
  At the Effective Time, each option, whether vested or unvested, to purchase BPOMS Common Stock that is then outstanding and unexercised (a "BPOMS Option") and all warrants to purchase BPOMS Stock other than the BPOMS Investor Warrants (collectively, the "BPOMS Non-Investor Warrants") shall cease to represent a right to acquire shares of BPOMS Common Stock and shall be converted automatically into an option or warrant to acquire, under the same terms and conditions as were applicable to such BPOMS Option or BPOMS Non-Investor Warrant immediately prior to the Effective Time, shares of HealthAxis Common Stock, and HealthAxis shall assume each BPOMS Option and BPOMS Non-Investor Warrant and each option plan or agreement pursuant to which any such BPOMS Option and BPOMS Non-Investor Warrant were granted; provided, however, that from and after the Effective Time, (i) the number of shares of HealthAxis Common Stock purchasable upon exercise of such BPOMS Option or BPOMS Non-Investor Warrant shall be equal to the number of shares of BPOMS Common Stock that were purchasable under such BPOMS Option or BPOMS Non-Investor Warrant immediately prior to the Effective Time multiplied by the Exchange Ratio rounding down to the nearest whole share, and (ii) the per share exercise price under each such BPOMS Option and BPOMS Non-Investor Warrant shall be adjusted by dividing the per share exercise price of each such BPOMS Option and BPOMS Non-Investor Warrant by the Exchange Ratio, rounding up to the nearest cent. The terms of

10

    each BPOMS Option and BPOMS Non-Investor Warrant shall be subject to further adjustment as appropriate to reflect the Reverse Split and any other stock split, stock dividend, recapitalization or other similar transaction with respect to HealthAxis Common Stock on or subsequent to the Effective Time.

  (b)
  As soon as practicable after the Effective Time, HealthAxis shall deliver to each holder of an outstanding BPOMS Option or BPOMS Non-Investor Warrant an appropriate notice setting forth such holder's rights pursuant thereto, and such BPOMS Option and BPOMS Non-Investor Warrant shall continue in effect on the same terms and conditions (including anti-dilution provisions).

  (c)
  Promptly following the Effective Time, HealthAxis shall exercise its best efforts to file with the Securities and Exchange Commission ("SEC") a registration statement on Form S-8 (to the extent such form is available) under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of HealthAxis Common Stock issuable upon exercise of BPOMS Options and BPOMS Non-Investor Warrants assumed pursuant to Section 3.5(a) hereof and eligible for inclusion on Form S-8 under applicable securities laws, and shall use its best efforts to maintain the current status of the prospectus contained therein, as well as to comply with any applicable state securities or "blue sky" laws, for one year after the Effective Time.

3.6   Adjustments.

  (a)
  When the Reverse Split is determined by the Board of Directors of HealthAxis as contemplated by Section 2.2(a)(v) hereof, each of the Exchange Ratio, the Series C Exchange Ratio, the Series D Exchange Ratio, the Series D-2 Exchange Ratio, the Series F Exchange Ratio, the Series C Warrant Exchange Ratio and the Series D Warrant Exchange Ratio (collectively, the "Exchange Ratios") shall be adjusted to equal the rate determined by multiplying the applicable exchange ratio then in effect by a fraction: (i) the numerator of which is the number of shares of HealthAxis Common Stock issued and outstanding and issuable, on a fully-diluted basis, after giving effect to the Reverse Split but immediately prior to the Effective Time, and (ii) the denominator of which is the number of shares of HealthAxis Common Stock issued and outstanding and issuable, on a fully-diluted basis, as of the date hereof (or, if there has been a previous adjustment pursuant to this section, then the denominator will be the number of shares of HealthAxis Common Stock issued and outstanding and issuable on a fully-diluted basis, as of the date of such previous adjustment).

  (b)
  If at any time during the period between the date of this Agreement and the Effective Time, any change in the BPOMS Common Stock, BPOMS Series A Preferred Stock, BPOMS Series B Preferred Stock, BPOMS Series C Preferred Stock, BPOMS Series D Preferred Stock, BPOMS Series D-2 Preferred Stock, BPOMS Series F Preferred Stock, HealthAxis Common Stock or HealthAxis Series B Preferred Stock shall occur by reason of any reclassification, recapitalization, stock dividend, stock split or combination (excluding the Reverse Split, unless and to the extent that the ratio of the Reverse Split is revised from that originally authorized by the Board of Directors of HealthAxis as contemplated by Section 2.2(a)(v)), exchange or readjustment of shares, or any stock dividend thereon with the record date during such period, then each of the Exchange Ratios shall be appropriately adjusted.

  (c)
  If at any time during the period between the date of this Agreement and the Effective Time, HealthAxis shall issue any additional shares of HealthAxis Common Stock or any other securities exercisable for or convertible into shares of HealthAxis Common Stock (excluding shares of HealthAxis Common Stock issuable pursuant to the Reverse Split or shares or other

11

    securities issued pursuant to any reclassification, recapitalization, stock dividend, stock split, combination, exchange or readjustment of shares referred to in paragraph (b) of this Section 3.6) then each of the Exchange Ratios shall be adjusted to equal the rate determined by multiplying the applicable exchange ratio then in effect by a fraction: (i) the numerator of which is the number of shares of HealthAxis Common Stock issued and outstanding and issuable, on a fully-diluted basis, following the issuance of shares or other securities referred to in this paragraph (c), and (ii) the denominator of which is the number of shares of HealthAxis Common Stock issued and outstanding and issuable, on a fully-diluted basis, as of the date hereof (or, if there has been a previous adjustment pursuant to this section, then the denominator will be the number of shares of HealthAxis Common Stock issued and outstanding and issuable, on a fully-diluted basis, as of the date of such previous adjustment).

  (d)
  If at any time during the period between the date of this Agreement and the Effective Time, BPOMS shall issue any shares of BPOMS Common Stock or any other securities exercisable for or convertible into shares of BPOMS Common Stock ("BPOMS Convertible Preferred Stock") (excluding shares and other securities issuable pursuant to the BPOMS Pre-Merger Steps or shares or other securities issuable pursuant to any reclassification, recapitalization, stock dividend, stock split, combination, exchange or readjustment of shares or any stock dividend referred to in paragraph (b) of this Section 3.6), then each of the Exchange Ratios shall be adjusted to equal the rate determined by multiplying the applicable exchange ratio then in effect by a fraction: (i) the numerator of which is the aggregate of the number of shares of BPOMS Common Stock and the number of shares of BPOMS Convertible Preferred Stock of all series issued and outstanding and issuable, on a fully-diluted basis, as of the date of this Agreement (or, if there has been a previous adjustment pursuant to this section, then the numerator will be the number of shares of BPOMS Common Stock and BPOMS Convertible Preferred Stock issued and outstanding and issuable, on a fully-diluted basis, as of the date of such previous adjustment), and (ii) the denominator of which is the aggregate of the number of shares of BPOMS Common Stock and shares of BPOMS Convertible Preferred Stock of all series issued and outstanding and issuable on a fully-diluted basis after the issuance of shares or other securities referred to in this paragraph (d).

  (e)
  The adjustments provided for in this Section 3.6 are cumulative and shall apply to successive reclassifications, recapitalizations, stock dividends, stock splits, combinations, exchanges or readjustments of shares or issuances of shares or other securities (without duplication).

  (f)
  No adjustment to any of the Exchange Ratios shall be required in connection with securities of HealthAxis or BPOMS issued pursuant to the exercise of any warrants, options or other rights which are outstanding as of the date of this Agreement or upon conversion of any convertible securities or exchange of any exchangeable securities outstanding as of the date of this Agreement.

  (g)
  In addition to such adjustments to the Exchange Ratios, when the Reverse Split is determined by the Board of Directors of HealthAxis as contemplated by Section 2.2(a)(v) hereof, the provisions set out in the HealthAxis Series B Certificate of Designations with respect to (i) the particular number of HealthAxis Series B Preferred Shares in Section 1 of the Certificate and the VWAP in paragraph 2(b) of the Certificate, (ii) the number of HealthAxis Series B Preferred Shares in paragraphs 3(a) and 3(c) of the Certificate, (iii) the Liquidation Preference Amount per share in Section 4 of the Certificate, (iv) the Closing Bid Price referred to in paragraph 5(c) of the Certificate, (v) the Conversion Price in paragraph 5(d) of the Certificate, and (vi) the number of HealthAxis Series B Preferred Shares referred to in Section 9 of the Certificate, will be adjusted appropriately based on the Reverse Split.

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3.7   Reservation of Shares

        At or prior to the Effective Time, HealthAxis shall reserve for issuance the number of shares of HealthAxis Common Stock issuable upon conversion of the HealthAxis Series B Preferred Stock issued or to be issued pursuant to Section 3.3. In addition, at or prior to the Effective Time, HealthAxis shall reserve for issuance the number of shares of HealthAxis Common Stock subject to (i) BPOMS Outstanding Investor Warrants assumed pursuant to Section 3.4(c) hereof and (ii) BPOMS Options and BPOMS Non-Investor Warrants assumed pursuant to Section 3.5(a) hereof.

3.8   Dissenting BPOMS Stockholders.

        Notwithstanding any provision of this Agreement to the contrary, if required by the DGCL but only to the extent required thereby, shares of BPOMS Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by holders of such shares of BPOMS Common Stock who have properly exercised appraisal rights with respect thereto (the "Dissenting Common Stock") in accordance with Section 262 of the DGCL will not be exchangeable for the right to receive the per share amount of the merger consideration described in Section 3.2(a) attributable to such shares of Dissenting Common Shares, and holders of such shares of Dissenting Common Stock will be entitled to receive payment of the appraised value of such shares of Dissenting Common Stock in accordance with the provisions of such Section 262 unless and until such holders fail to perfect or effectively withdraw or lose their rights to appraisal and payment under the DGCL. If, after the Effective Time, any such holder fails to perfect or effectively withdraws or loses such right, such shares of Dissenting Common Stock will thereupon be treated as if they had been converted into and have become exchangeable for, at the Effective Time, the right to receive the merger consideration attributable to such shares of Dissenting Common Stock. Notwithstanding anything to the contrary contained in this Section 3.8, if the Merger is not consummated, then the right of any stockholder to be paid the fair value of such stockholder's Dissenting Common Stock pursuant to Section 262 of the DGCL shall cease. BPOMS will promptly comply with its obligations under Section 262 of the DGCL and will give HealthAxis prompt notice of any demands and withdrawals of such demands received by BPOMS for appraisals of shares of Dissenting Common Stock.

ARTICLE 4
EXCHANGE OF SHARES

4.1   Exchange of Common Stock Certificates.

  (a)
  Prior to the Effective Time, HealthAxis shall designate either its transfer agent as of the date hereof or a bank or trust company as shall be reasonably acceptable to BPOMS, to act as Exchange Agent in connection with the Merger (the "Exchange Agent"). At or immediately prior to the Effective Time, HealthAxis will take all steps necessary to deposit with the Exchange Agent for the benefit of the holders of BPOMS Common Shares certificates representing the aggregate number of shares of HealthAxis Common Stock issuable pursuant to Section 3.2 in exchange for outstanding BPOMS Common Shares.

  (b)
  Promptly after the Effective Time, HealthAxis and the Surviving Corporation shall cause the Exchange Agent to mail to each Person who was a record holder, as of the Effective Time, of an outstanding certificate or certificates that immediately prior to the Effective Time represented BPOMS Common Shares (the "Certificates"), a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the Certificates in exchange for certificates evidencing HealthAxis Common Shares. Upon surrender to the Exchange Agent of a Certificate, together with such letter of transmittal duly executed, and any other required documents, the holder of such Certificate shall be entitled to receive in exchange therefor (i) a certificate representing the number of whole shares of HealthAxis Common Stock to which such holder shall be entitled

13

    pursuant to Section 3.2, and (ii) any dividends or other distributions to which such holder is entitled pursuant to Section 4.1(c) (the HealthAxis Common Shares and cash paid pursuant to Section 4.1(c) being referred to, collectively, as the "Exchange Merger Consideration") and such Certificate shall forthwith be canceled. The holder of such Certificate may elect to receive uncertificated shares of HealthAxis Common Stock issued through the direct registration system instead of a physical certificate. If payment is to be made to a Person other than the Person in whose name the Certificate surrendered is registered, it shall be a condition of payment that the transfer not be prohibited under applicable law and the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer as determined by the Exchange Agent, and that the Person requesting such payment shall pay any transfer, or other taxes required by reason of the payment to a Person other than the registered holder of the Certificate surrendered or established to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. Until surrendered in accordance with the provisions of this Section 4.1, each Certificate (other than Certificates representing Canceled BPOMS Common Shares and other than Certificates representing Dissenting Common Stock) shall represent for all purposes only the right to receive the Exchange Merger Consideration, without any interest thereon. In the event of a transfer of ownership of BPOMS Common Shares which is not registered in the stock transfer records of BPOMS, the Exchange Merger Consideration may be issued to such a transferee if the transfer is not prohibited under applicable law and the certificate representing BPOMS Common Shares is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid or are not payable.

  (c)
  No dividends or other distributions declared or made after the Effective Time with respect to shares of HealthAxis Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of HealthAxis Common Stock they are entitled to receive until the holder of such Certificate shall surrender such Certificate. Subject to applicable law, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of HealthAxis Common Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of HealthAxis Common Stock.

  (d)
  After the Effective Time, there shall be no registration on the share transfer books of the Surviving Corporation of transfers of the BPOMS shares that were outstanding immediately prior to the Effective Time, and as of the Effective Time, the share ledger of BPOMS shall be closed. All Exchange Merger Consideration paid upon the surrender of Certificates in accordance with the terms of this Article 4 shall be deemed to have been paid in full satisfaction of all rights pertaining to the BPOMS Common Shares previously evidenced by Certificates. After the Effective Time, the holders of BPOMS Common Shares outstanding at the Effective Time shall cease to have any rights with respect to such BPOMS Common Shares except as provided herein or by applicable law. If, after the Effective Time, certificates evidencing BPOMS Common Shares are presented to the Surviving Corporation, they shall be canceled and exchanged for the Exchange Merger Consideration as provided in this Article 4.

  (e)
  In the event any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of HealthAxis Common Stock as may be required pursuant to Section 3.2 and any dividends or distributions payable pursuant to Section 4.1(c), provided, however, that HealthAxis may, in its discretion and as a condition precedent to the issuance and/or payment thereof, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against HealthAxis, the Surviving Corporation or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

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4.2   Exchange of Preferred Stock Certificates and Penny Warrants.

  (a)
  Promptly after the Effective Time, HealthAxis shall mail to each Person who was a holder, as of the Effective Time, of an outstanding certificate or certificates which immediately prior to the Effective Time represented shares of BPOMS Series A Preferred Stock, BPOMS Series B Preferred Stock, BPOMS Series C Preferred Stock, BPOMS Series D Preferred Stock, BPOMS Series D-2 Preferred Stock or BPOMS Series F Preferred Stock (the "Preferred Certificates") and to each person who was a holder, as of the Effective Time, of any BPOMS Series C Warrants or BPOMS Series D Warrants with an exercise price of $0.01 (the "BPOMS Penny Warrants"), a letter of transmittal (which shall specify that delivery shall be effected, and the risk of loss and title to the Preferred Certificates and the BPOMS Penny Warrants shall pass, only upon proper delivery of the Preferred Certificates and the BPOMS Penny Warrants to HealthAxis) and instructions for use in effecting the surrender of the Preferred Certificates and the BPOMS Penny Warrants in exchange for certificates evidencing shares of HealthAxis Common Stock or HealthAxis Series B Preferred Stock, as the case may be, as provided by Section 3.3 and 3.4. Upon surrender to HealthAxis of a Preferred Certificate and the BPOMS Penny Warrants, together with such letter of transmittal duly executed, and any other required documents, the holder of such Preferred Certificate and the BPOMS Penny Warrants shall be entitled to receive in exchange therefor a certificate representing the number of shares of HealthAxis Common Stock or HealthAxis Series B Preferred Stock to which such holder shall be entitled pursuant to Section 3.3 or 3.4 and such Preferred Certificate and the BPOMS Penny Warrants shall forthwith be cancelled. A holder entitled to receive a certificate representing HealthAxis Common Stock may elect to receive uncertificated shares of HealthAxis Common Stock issued through the direct registration system instead of a physical certificate.

  (b)
  In the event any Preferred Certificates and the BPOMS Penny Warrants shall have been lost, stolen or destroyed, HealthAxis shall issue in exchange for such lost, stolen or destroyed Preferred Certificates and the BPOMS Penny Warrants, upon the making of an affidavit of that fact by the holder thereof, such shares of HealthAxis Common Stock or HealthAxis Series B Preferred Stock as may be required pursuant to Section 3.3 or 3.4, provided, however, that HealthAxis may, in its discretion and as a condition precedent to the issuance and/or payment thereof, require the owner of such lost, stolen or destroyed Preferred Certificates and the BPOMS Penny Warrants to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against HealthAxis with respect to the Preferred Certificates and the BPOMS Penny Warrants alleged to have been lost, stolen or destroyed.

4.3   Withholding Rights.

        HealthAxis and the Surviving Corporation shall be entitled to deduct and withhold from the number of shares of HealthAxis Common Stock and HealthAxis Series B Preferred Stock otherwise deliverable under the Agreement such amounts as HealthAxis and the Surviving Corporation are required to deduct and withhold with respect to such delivery and payment under the Code or any provision of state, local, provincial or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to the holder of shares of BPOMS Common Stock, BPOMS Series A Preferred Stock, BPOMS Series B Preferred Stock, BPOMS Series C Preferred Stock, BPOMS Series D Preferred Stock, BPOMS Series D-2 Preferred Stock, BPOMS Series F Preferred Stock, BPOMS Series C Warrant or BPOMS Series D Warrant in respect of which such deduction and withholding was made by HealthAxis and the Surviving Corporation.

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 ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF BPOMS

        BPOMS hereby represents and warrants to HealthAxis and Merger Sub as follows, except as set forth in (i) BPOMS' Annual Report on Form 10-K for the year ending December 31, 2007 and any other BPOMS SEC Documents (as defined below) filed subsequent to December 31, 2007, and (ii) the written disclosure letter delivered at or prior to the execution hereof to HealthAxis (the "BPOMS Disclosure Letter"). The BPOMS Disclosure Letter shall be arranged in sections or subsections corresponding to the number and lettered sections and subsections contained in this Article 5. The disclosures in any section or subsection of the BPOMS Disclosure Letter shall qualify the correspondingly numbered representation and warranty and such other representations and warranties in this Article 5 to the extent it is reasonably clear from a reading of the disclosure that such disclosure is applicable to such other representations and warranties.

5.1   Organization; Good Standing; Authority; Compliance with Law.

  (a)
  BPOMS is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted. BPOMS is duly licensed or qualified and is in good standing to transact business as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it therein or in which the nature of its business makes such qualification or licensing necessary, except where the failure to be so licensed or qualified would not have, individually or in the aggregate, a BPOMS Material Adverse Effect. For purposes of this Agreement, a "BPOMS Material Adverse Effect" means a material adverse effect on the business, assets (including intangible assets), financial condition or results of operations of BPOMS and the BPOMS Subsidiaries (as defined in Section 5.4) taken as a whole.

  (b)
  Each of the BPOMS Subsidiaries is a corporation, partnership or limited liability company duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has the corporate, partnership or limited liability company power and authority to own its properties and to carry on its business as it is now being conducted, and is duly qualified to transact business and is in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except for jurisdictions in which such failure to be so qualified or to be in good standing would not, individually or in the aggregate, have a BPOMS Material Adverse Effect.

  (c)
  The business of BPOMS and the BPOMS Subsidiaries is being operated in compliance with all laws, ordinances, regulations and orders of all governmental entities, except for violations that would not have, individually or in the aggregate, a BPOMS Material Adverse Effect. BPOMS and the BPOMS Subsidiaries have all permits, certificates, licenses, approvals, consents and other authorizations (collectively, "Government Approvals") of all governmental agencies, entities, commissions, boards, bureaus, tribunals, officials or authorities, whether Federal, state or local (collectively, "Governmental Agencies"), required by law with respect to the operation of their businesses, except those the absence of which would not, individually or in the aggregate, have a BPOMS Material Adverse Effect or prevent or delay consummation of the Merger. All such Government Approvals are in full force and effect, and, BPOMS and the BPOMS Subsidiaries are in compliance with all conditions and requirements of the Government Approvals and with all rules and regulations relating thereto, other than failures that would not have a BPOMS Material Adverse Effect. BPOMS has not received any notices of violations of any Federal, state and local laws, regulations and ordinances relating to its business, operations or assets which, if it were determined that a violation had occurred, would have a BPOMS Material Adverse Effect.

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  (d)
  The certificate of incorporation or other charter documents, bylaws and organizational documents (and in each such case, all amendments thereto) of BPOMS and each of the BPOMS Subsidiaries which carries on any active business are listed in Section 5.1(d) of the BPOMS Disclosure Letter, true and correct copies of which have previously been delivered to HealthAxis or its counsel.

5.2   Authorization, Validity and Effect of Agreements.

        BPOMS has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Board of Directors of BPOMS has taken all necessary corporate action required to be taken by it to approve this Agreement, the Merger, and the transactions contemplated by this Agreement. The execution by BPOMS of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all requisite corporate action on the part of BPOMS, subject to the approvals described in Section 5.2 of the BPOMS Disclosure Letter. This Agreement constitutes the valid and legally binding obligation of BPOMS, enforceable against BPOMS in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

5.3   Capitalization.

  (a)
  The authorized capital stock of BPOMS consists of 150,000,000 shares of BPOMS Common Stock and 28,135,816 shares of preferred stock, par value $0.001 per share, of which 2,308,612 shares are designated as Series A (the "BPOMS Series A Preferred Shares"), 1,449,204 shares are designated as Series B (the "BPOMS Series B Preferred Shares"), 21,378,000 shares are designated as Series C (the "BPOMS Series C Preferred Shares"), 1,500,000 shares are designated as Series D (the "BPOMS Series D Preferred Shares"), 1,500,000 shares are designated as Series D-2 (the "BPOMS Series D-2 Preferred Shares") and 1,300,000 shares are designated as Series F (the "BPOMS Series F Preferred Shares"). As of the date hereof, there are 12,671,034 BPOMS Common Shares issued and outstanding, 1,808,163 BPOMS Series A Preferred Shares issued and outstanding, 1,449,204 BPOMS Series B Preferred Shares issued and outstanding, 916,666 BPOMS Series C Preferred Shares issued and outstanding, 1,427,084 BPOMS Series D Preferred Shares issued and outstanding, 1,312,500 BPOMS Series D-2 Preferred Shares issued and outstanding and 894,942 BPOMS Series F Preferred Shares issued and outstanding. All outstanding shares of BPOMS are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights or rights of first refusal created by statute, the Certificate of Incorporation or Bylaws of BPOMS or any agreement to which BPOMS is a party or by which it is bound, and free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof or under applicable federal or state securities or "blue sky" laws.

  (b)
  Except as set forth in Section 5.3 of the BPOMS Disclosure Letter, BPOMS has no outstanding bonds, debentures, notes or other obligations the holders of which have or upon the happening of certain events would have the right to vote (or which are convertible into or exercisable or exchangeable for securities having the right to vote) with the stockholders of BPOMS on any matter.

  (c)
  Except for the BPOMS options and BPOMS warrants described in Section 5.3 of the BPOMS Disclosure Letter, there are no existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements, stock appreciation rights or similar derivative securities or instruments or commitments which obligate BPOMS to issue, transfer or sell any BPOMS Shares or make any payments in lieu thereof. Section 5.3 of the BPOMS Disclosure Letter contains a complete and correct list setting forth as of the date hereof (i) the number of

17

    options and warrants outstanding (setting forth for each option the plan under which it was granted and for each warrant whether it is a BPOMS Series A Warrant, BPOMS Series B Warrant, BPOMS Series C Warrant, BPOMS Series D Warrant or BPOMS Non-Investor Warrant), (ii) the dates on which such options or warrants were granted, (iii) the dates on which such options or warrants shall vest and expire and (iv) the exercise or conversion price of each outstanding option or warrant, as the case may be. The terms of the BPOMS Options, the BPOMS Outstanding Investor Warrants and the BPOMS Non-Investor Warrants permit the assumption or substitution of rights to purchase HealthAxis Common Stock as provided in this Agreement, without the consent or approval of the holders of such securities or BPOMS stockholders. Except for such assumption or substitution, neither the entry into this Agreement nor the consummation of the transactions contemplated hereby will affect the vesting or other terms of the BPOMS Options, BPOMS Outstanding Investor Warrants or the BPOMS Non-Investor Warrants. BPOMS does not have outstanding any shares of restricted stock subject to vesting. All outstanding securities of BPOMS and each BPOMS Subsidiary have been issued and granted in compliance in all material respects with (i) all applicable securities laws and (ii) all requirements set forth in all applicable contracts. The shares of BPOMS Common Stock issued under options or warrants were issued in transactions which qualified for exemptions under either Section 4(2) of, or Rule 701 under, the Securities Act for stock issuances under compensatory benefit plans.

  (d)
  Except as set forth in Section 5.3 of the BPOMS Disclosure Letter, there are no agreements or understandings to which BPOMS or any BPOMS Subsidiary is a party with respect to the voting of any BPOMS Shares or which restrict the transfer of any such shares, nor does BPOMS have knowledge of any such agreements or understandings with respect to the voting of any such shares or which restrict the transfer of any such shares. Except as set forth in Section 5.3 of the BPOMS Disclosure Letter, there are no outstanding contractual obligations of BPOMS or any BPOMS Subsidiary to register under the securities laws of any jurisdiction or to repurchase, redeem or otherwise acquire any BPOMS Shares or any other securities of BPOMS or any BPOMS Subsidiary.

  (e)
  Materially true and complete copies of all agreements and instruments relating to the securities described above and in Section 5.3 of the BPOMS Disclosure Letter, or forms thereof, have been provided to HealthAxis and such agreements and instruments have not been amended, modified or supplemented, and there are no agreements to amend, modify or supplement such agreements or instruments in any case from the form provided to HealthAxis.

  (f)
  Set forth below is a summary of all securities of any type of BPOMS (including all shares, options, warrants, calls, subscriptions, convertible securities or other rights, agreements, stock appreciation rights, or derivative securities or instruments or commitments which obligate BPOMS to issue, transfer or sell any securities) that are outstanding as of the date hereof, which are separately categorized to indicate the number of such securities outstanding and the

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    number of shares of BPOMS Common Stock (or any other indicated class of securities) into which they are convertible or exercisable:

Security	Number Outstanding	Shares Into Which Convertible/Exercisable
BPOMS Common Stock	12,671,034	12,671,034
BPOMS Series A Preferred Shares	1,808,163	1,808,163
BPOMS Series B Preferred Shares	1,449,204	1,449,204
BPOMS Series C Preferred Shares	916,666	0
BPOMS Series D Preferred Shares	1,427,083.8	22,833,341
BPOMS Series D-2 Preferred Shares	1,312,499.9	20,999,998
BPOMS Series F Preferred Shares	894,942	22,373,550
BPOMS Options	15,002,954	15,002,954
BPOMS Series A Warrants	1,666,667	1,666,667
BPOMS Series B Warrants	3,333,334	3,333,334
BPOMS Series C Warrants	10,000,001	10,000,001
BPOMS Series D Warrants (with $1.10 exercise price)	1,000,000	1,000,000
BPOMS Series D Warrants (with $0.01 exercise price)	9,333,327	9,333,327
BPOMS Series J Warrants	0	0
BPOMS Non-Investor Warrants	2,078,261	2,078,261

5.4   Subsidiaries.

        Section 5.4 of the BPOMS Disclosure Letter lists all Subsidiaries (as defined in Section 10.13) of BPOMS which carry on any active business (the "BPOMS Subsidiaries" and, individually, a "BPOMS Subsidiary"). BPOMS owns directly or indirectly all of the outstanding shares of capital stock or other equity interests of each of the BPOMS Subsidiaries. All of the outstanding shares of capital stock in each of the BPOMS Subsidiaries are duly authorized, validly issued, fully paid and nonassessable. Except as set forth in Section 5.4 of the BPOMS Disclosure Letter, all of the outstanding shares of capital stock of each of the BPOMS Subsidiaries owned, directly or indirectly, by BPOMS are owned free and clear of all liens, pledges, security interests, claims or other encumbrances. Except as set forth in Section 5.4 of the BPOMS Disclosure Letter, there are no options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate BPOMS or any BPOMS Subsidiary to issue, transfer or sell any shares of capital stock of any BPOMS Subsidiary. The following information for each BPOMS Subsidiary is set forth in Section 5.4 of the BPOMS Disclosure Letter: (i) its name and jurisdiction of incorporation, (ii) its authorized capital stock and (iii) its outstanding capital stock.

5.5   Other Interests.

        Except for interests in the BPOMS Subsidiaries, neither BPOMS nor any BPOMS Subsidiary owns directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity (other than investments in short term investment securities).

5.6   No Violation.

        Except as set forth in Section 5.6 of the BPOMS Disclosure Letter, neither the execution and delivery by BPOMS of this Agreement nor the consummation by BPOMS of the transactions contemplated by this Agreement in accordance with its terms will: (i) conflict with or result in a breach

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of any provisions of BPOMS' Certificate of Incorporation or Bylaws; (ii) violate, result in a breach of any provision of, or constitute a default under, or require any approval or consent under or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by or result in a material adverse change to, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties owned or leased by BPOMS or the BPOMS Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any license, franchise, permit, lease, contract, agreement or other instrument to which BPOMS or any of the BPOMS Subsidiaries is a party, or by which BPOMS or any of the BPOMS Subsidiaries or any of the properties owned or leased by BPOMS or the BPOMS Subsidiaries is bound or affected, except for any of the foregoing matters in this clause which, individually or in the aggregate, would not have a BPOMS Material Adverse Effect and would not reasonably be expected to prevent, materially alter or materially delay any of the transactions contemplated by this Agreement; (iii) contravene or conflict with or constitute a violation of any provision of any law, rule, regulation, judgment, injunction, order or decree binding upon or applicable to BPOMS or any BPOMS Subsidiary; or (iv) other than the filings provided for in this Agreement, required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Securities Act or applicable state securities and "Blue Sky" laws (collectively, the "Regulatory Filings"), require any consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority which has not been obtained or made, except where the failure to obtain any such consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority would not have a BPOMS Material Adverse Effect and could not reasonably be expected to prevent, materially alter or materially delay any of the transactions contemplated by this Agreement.

5.7   SEC Filings; Financial Statements.

  (a)
  In this Agreement, all registration statements, proxy statements, Certifications (as defined below) and other statements, reports, schedules, forms and other documents filed by BPOMS with the SEC since December 15, 2006 are called the "BPOMS SEC Documents". BPOMS has delivered to HealthAxis accurate and complete copies of all BPOMS SEC Documents, other than any BPOMS SEC Documents which can be obtained on the SEC's website at www.sec.gov. Except as set forth on Section 5.7(a) of the BPOMS Disclosure Letter or as would not have a BPOMS Material Adverse Effect, all statements, reports, schedules, forms and other documents required to have been filed by BPOMS with the SEC within the twelve-month period preceding the date of this Agreement have been duly filed on a timely basis. None of the BPOMS Subsidiaries is required to file any documents with the SEC under the Exchange Act. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the BPOMS SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the BPOMS SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The certifications and statements required by (A) Rule 13a-14 under the Exchange Act and (B) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) relating to the BPOMS SEC Documents (collectively, the "Certifications") are accurate and complete and comply as to form and content with all applicable laws or rules of applicable governmental and regulatory authorities.

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  (b)
  Except as described in the BPOMS SEC Documents, (i) BPOMS maintains disclosure controls and procedures that satisfy the requirements of Rule 13a-15 under the Exchange Act, and (ii) such disclosure controls and procedures are designed to ensure that all material information concerning BPOMS is made known on a timely basis to the individuals responsible for the preparation of BPOMS' filings with the SEC and other public disclosure documents.

  (c)
  The financial statements (including any related notes) contained or incorporated by reference in the BPOMS SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles ("GAAP") (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, as permitted by Form 10-QSB of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that are not reasonably expected to be material in amount) applied on a consistent basis unless otherwise noted therein throughout the periods indicated; and (iii) fairly present the consolidated financial position of BPOMS and the BPOMS Subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of BPOMS and the BPOMS Subsidiaries for the periods covered thereby.

  (d)
  BPOMS' auditor has at all required times since the date of enactment of the Sarbanes-Oxley Act been: (i) to the knowledge of BPOMS, a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act); (ii) "independent" with respect to BPOMS and the BPOMS Subsidiaries within the meaning of Regulation S-X under the Exchange Act; and (iii) to the knowledge of BPOMS, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the SEC and the Public Company Accounting Oversight Board thereunder. Section 5.7(d) of the BPOMS Disclosure Letter contains an accurate and complete description of all non-audit services performed by BPOMS' auditors for BPOMS and the BPOMS Subsidiaries since December 15, 2006 and the fees paid for such services. All such non-audit services were approved as required by Section 202 of the Sarbanes-Oxley Act.

  (e)
  Section 5.7(e) of the BPOMS Disclosure Letter lists, and BPOMS has delivered to HealthAxis accurate and complete copies of the documentation creating or governing, all securitization transactions and "off-balance sheet arrangements" (as defined in Item 303(c) of Regulation S-K under the Exchange Act) effected by BPOMS since December 15, 2006.

5.8   Litigation.

        Except as set forth in Section 5.8 of the BPOMS Disclosure Letter, there are (i) no continuing orders, injunctions or decrees of any court, arbitrator or governmental authority to which BPOMS or any BPOMS Subsidiary is a party or by which any of its properties or assets are bound or likely to be affected and (ii) no actions, suits or proceedings pending against BPOMS or any BPOMS Subsidiary or to which any of their respective properties or assets are subject or, to the knowledge of BPOMS, threatened against BPOMS or any BPOMS Subsidiary or to which any of their respective properties or assets are subject, at law or in equity, that in each such case could, individually or in the aggregate, have a BPOMS Material Adverse Effect.

5.9   Absence of Certain Changes.

        Except as set forth in Sections 5.7(c) or 5.9 of the BPOMS Disclosure Letter or the BPOMS SEC Documents, since December 31, 2007, BPOMS and the BPOMS Subsidiaries have conducted their

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business only in the ordinary course of such business and consistent with past practices and there has not been any:

  (a)
  BPOMS Material Adverse Effect;

  (b)
  amendment or change in the Certificate of Incorporation or By-Laws of BPOMS or in any similar organizational documents of any BPOMS Subsidiaries, other than as contemplated by this Agreement;

  (c)
  incurrence, creation or assumption by BPOMS or any of the BPOMS Subsidiaries of (i) any mortgage, deed of trust, security interest, pledge, lien, title retention device, collateral assignment, claim, charge, restriction or other encumbrance of any kind on any of the assets or properties of BPOMS or any of the BPOMS Subsidiaries; or (ii) any obligation or liability of any indebtedness for borrowed money;

  (d)
  issuance or sale of any debt or equity securities of BPOMS or any of the BPOMS Subsidiaries, or the issuance or grant of any options, warrants or other rights to acquire from BPOMS or any of the BPOMS Subsidiaries, directly or indirectly, any debt or equity securities of BPOMS or any of the BPOMS Subsidiaries (other than the shares issued and options authorized as part of the BPOMS Pre-Merger Steps as contemplated by this Agreement);

  (e)
  purchase, license, sale, assignment or other disposition or transfer, or any agreement or other arrangement for the purchase, license, sale, assignment or other disposition or transfer, of any of the assets, properties or goodwill of BPOMS other than a license or sale of any product or products of BPOMS or any of the BPOMS Subsidiaries made in the ordinary course of BPOMS' business;

  (f)
  payment or discharge by BPOMS or any of the BPOMS Subsidiaries of any security interest, lien, claim, or encumbrance of any kind on any asset or property of BPOMS or any of the BPOMS Subsidiaries, or the payment or discharge of any liability that was not either shown or reflected in the BPOMS SEC Documents or incurred in the ordinary course of BPOMS' business after December 31, 2007 and was in an amount in excess of $150,000 for any single liability to a particular creditor;

  (g)
  damage, destruction or loss of any property or asset, whether or not covered by insurance, having (or likely with the passage of time to have) a BPOMS Material Adverse Effect;

  (h)
  declaration, setting aside or payment of any dividend on, or the making of any other distribution in respect of, the capital stock of BPOMS, any split, combination or recapitalization of the capital stock of BPOMS or any direct or indirect redemption, purchase or other acquisition of the capital stock of BPOMS or any change in any rights, preferences, privileges or restrictions of any outstanding security of BPOMS, other than as contemplated by this Agreement;

  (i)
  increase in the compensation payable or to become payable to any of the officers, directors or employees of BPOMS or any of the BPOMS Subsidiaries, or any bonus or pension, insurance or other benefit payment or arrangement (including without limitation stock awards, stock option grants, stock appreciation rights or stock option grants other than issuance of stock options as part of the BPOMS Pre-Merger Steps) made to or with any of such officers, directors or employees, other than increases in base salary for employees (excluding senior management employees) in the ordinary course of business and consistent with past practice;

  (j)
  obligation or liability incurred by BPOMS or any of the BPOMS Subsidiaries to any of its officers, directors or stockholders except for normal and customary compensation and expense allowances payable to officers in the ordinary course of BPOMS' business consistent with past practice and except in connection with the BPOMS Pre-Merger Steps;

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  (k)
  making by BPOMS or any of the BPOMS Subsidiaries of any loan, advance or capital contribution to, or any investment in, any officer, director, employee or stockholder of BPOMS or of any BPOMS Subsidiary or any firm or business enterprise in which any such Person had a direct or indirect material interest at the time of such loan, advance, capital contribution or investment;

  (l)
  entering into, amendment of, relinquishment, termination or non-renewal by BPOMS or any BPOMS Subsidiary of any contract, lease, transaction, commitment or other right or obligation other than in the ordinary course of its business, or any written or oral indication or assertion by the other party thereto of any problems with BPOMS' or any BPOMS Subsidiary's services or performance under such contract, lease, transaction, commitment or other right or obligation having a BPOMS Material Adverse Effect, or of such other party's demand to amend, terminate or not renew any such contract, lease, transaction, commitment or other right or obligation which would be likely to have a BPOMS Material Adverse Effect;

  (m)
  material change in the manner in which BPOMS or any BPOMS Subsidiary extends discounts, credits or warranties to customers or otherwise deals with its customers;

  (n)
  entering into by BPOMS or any of the BPOMS Subsidiaries of any transaction, contract or agreement that by its terms requires or contemplates a required minimum current and/or future financial commitment, expenses (inclusive of overhead expenses) or obligation on the part of BPOMS or any of the BPOMS Subsidiaries involving in excess of $150,000, excluding legal and accounting fees associated with this Agreement and the transactions contemplated hereby) or that is not entered into in the ordinary course of BPOMS' business, or the conduct of any business or operations by BPOMS or any BPOMS Subsidiary that is other than in the ordinary course of BPOMS' or such BPOMS Subsidiary's business; or

  (o)
  license, transfer or grant of a right under any BPOMS Intellectual Property (as defined in Section 5.18 below), other than those licensed, transferred or granted in the ordinary course of business consistent with its past practices.

5.10   Taxes.

        Except as set forth in Section 5.10 of the BPOMS Disclosure Letter or where such failure would not have, individually or in the aggregate, a BPOMS Material Adverse Effect:

  (a)
  BPOMS and each of the BPOMS Subsidiaries has paid or caused to be paid all federal, state, local, foreign, and other taxes, and all deficiencies, or other additions to tax, interest, fines and penalties (collectively, "Taxes"), owed or accrued by it and due and payable through the date hereof (including any Taxes payable pursuant to Treasury Regulation § 1.1502-6 and any similar state, local or foreign provision).

  (b)
  BPOMS and each of the BPOMS Subsidiaries has timely filed all federal, state, local and foreign tax returns (collectively "Tax Returns") required to be filed by any of them through the date hereof, and all such returns accurately set forth the amount of any Taxes relating to the applicable period.

  (c)
  BPOMS and each of the BPOMS Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other party.

  (d)
  The financial statements included in the BPOMS SEC Documents reflect adequate reserves for Taxes payable by BPOMS and each BPOMS Subsidiary for all taxable periods and portions thereof through the date of such financial statements.

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  (e)
  Since December 31, 2007, each of BPOMS and the BPOMS Subsidiaries has made sufficient accrual for Taxes in accordance with GAAP with respect to periods for which Tax Returns have not been filed. All liabilities for Taxes attributable to the period commencing on the day following the filing date of the most recently filed BPOMS SEC Documents were incurred in the ordinary course of business.

  (f)
  There are no outstanding agreements, waivers or arrangements extending the statutory period of limitations applicable to any claim for, or the period for the collection or assessment of, Taxes due from BPOMS or any BPOMS Subsidiary for any taxable period and there have been no deficiencies proposed, assessed or asserted for such Taxes.

  (g)
  There are no closing agreements that could affect Taxes of BPOMS or any BPOMS Subsidiary for periods after the Effective Time pursuant to Section 7121 of the Code or any similar provision under state, local or foreign tax laws.

  (h)
  No audit or other proceedings by any court, governmental or regulatory authority or similar authority relating to Taxes has occurred, been asserted or is pending and none of BPOMS or any BPOMS Subsidiary has received notice that any such audit or proceeding may be commenced.

  (i)
  No election has been made or filed by or with respect to, and no consent to the application of, Section 341(f)(2) of the Code has been made by or with respect to, BPOMS, any BPOMS Subsidiary or any of their properties or assets.

  (j)
  None of BPOMS or any BPOMS Subsidiary has agreed to, or filed application for, or is required, to make any changes or adjustment to its accounting method.

  (k)
  Except as set forth in Section 5.10(k) of the BPOMS Disclosure Letter, there is no contract, agreement, plan or arrangement covering any Person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by BPOMS or any BPOMS Subsidiary by reason of Section 280G or Section 162(m) of the Code.

  (l)
  Neither BPOMS nor any BPOMS Subsidiary has (i) been a member of an affiliated group (within the meaning of Section 1504 of the Code) or an affiliated, combined, consolidated, unitary, or similar group for state, local or foreign Tax purposes, other than the group of which BPOMS is the common parent or (ii) any liability for or in respect of the Taxes of, or determined by reference to the Tax liability of, another Person (other than BPOMS or any BPOMS Subsidiary) under Treasury Regulation § 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise.

  (m)
  Neither BPOMS nor any BPOMS Subsidiary has constituted either a "distributing corporation" or a "controlled corporation" in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (x) in the two (2) years prior to the date of this Agreement or (y) in a distribution which could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with the Merger.

  (n)
  Neither BPOMS nor any BPOMS Subsidiary is a party to any agreement providing for the allocation, indemnification, or sharing of Taxes other than any such agreement to which BPOMS or any BPOMS Subsidiary are the exclusive parties.

BPOMS has not taken any action or engaged in any activities that would preclude the treatment of the Merger as a reorganization under Section 368(a) of the Code. In addition, BPOMS has no plan or intention to take any action or engage in any activities that would preclude the treatment of the Merger as a reorganization of under Section 368(a) of the Code.

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5.11   Books and Records.

  (a)
  The books of account and other financial records of BPOMS and each of the BPOMS Subsidiaries are true, complete and correct in all material respects, and have been maintained in accordance with good business practices, since December 15, 2006.

  (b)
  The minute books and other records of BPOMS and each of the BPOMS Subsidiaries contain accurate records of all meetings and accurately reflect all other action of the stockholders and Board of Directors and any committees of the Board of Directors of BPOMS and each of the BPOMS Subsidiaries since December 15, 2006.

5.12   Properties.

  (a)
  Section 5.12 (a) of the BPOMS Disclosure Letter sets forth a list of all real property currently, or since December 15, 2006, owned or leased by BPOMS or any of the BPOMS Subsidiaries, and, with respect to all real property currently leased by BPOMS or any of the BPOMS Subsidiaries, the location of the property, the unexpired term of the lease and the aggregate annual rental and/or other fees payable under any such lease. All such current leases are, to the knowledge of BPOMS, in full force and effect, are valid and effective in accordance with their respective terms, and there is not to the knowledge of BPOMS any existing material default or event of default under any such lease (or event which with notice or lapse of time, or both, would constitute such a material default).

  (b)
  BPOMS and each of the BPOMS Subsidiaries has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any liens, except as reflected in the BPOMS SEC Documents or in Section 5.12(b) of the BPOMS Disclosure Letter and except for liens for taxes not yet due and payable and such imperfections of title and encumbrances, if any, which are not material in character, amount or extent, and which do not materially detract from the value, or materially interfere with the present use, of the property subject thereto or affected thereby.

5.13   Environmental Matters.

        Except as set forth in Section 5.13 of the BPOMS Disclosure Letter, neither BPOMS nor any of the BPOMS Subsidiaries is in violation of any laws, regulations, judgments or consent decrees relating to hazardous substances or hazardous waste (collectively, "Environmental Laws") which violation could reasonably be expected to result in a BPOMS Material Adverse Effect. Except as set forth in Section 5.13 of the BPOMS Disclosure Letter, neither BPOMS, any of the BPOMS Subsidiaries, nor, to the knowledge of BPOMS, any third party, has used, released, discharged, generated, manufactured, produced, stored, or disposed of in, on, or under or about its owned or leased property or other assets, or transported thereto or therefrom, any hazardous substances or hazardous wastes, including asbestos, lead and petroleum, during the period of BPOMS' or the BPOMS Subsidiary's ownership or lease of such property in a manner that could reasonably be expected to subject BPOMS or any BPOMS Subsidiary to a material liability under the Environmental Laws. None of BPOMS or any of the BPOMS Subsidiaries has received written notice from any governmental authority that any property owned or leased by BPOMS or any of the BPOMS Subsidiaries is in violation of any Environmental Laws. There is no pending civil, criminal or administrative suit or other legal proceeding against BPOMS or any of the BPOMS Subsidiaries with respect to any Environmental Laws. BPOMS has provided HealthAxis complete copies of all environmental reports, assessments and studies in BPOMS' possession and control with respect to properties owned or leased by BPOMS or any BPOMS Subsidiary. As used in this Agreement, the terms "hazardous substances" and "hazardous wastes" shall have the meanings set forth in the Comprehensive Environmental Response, Compensation and

25

Liability Act, as amended, and the regulations thereunder; the Resource Conservation and Recovery Act, as amended, and the regulations thereunder; the Federal Clean Water Act, as amended, and the regulations thereunder; the Clean Air Act, 42 U.S.C. Sections 7401 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136 et seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Sections 11001 et seq.; the Occupational Safety and Health Act of 1970; the Hazardous Materials Transportation Act, as amended by the Hazardous Materials Transportation Authorization Act of 1994, 49 U.S.C. Sections 5101 et seq.; the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq.; the Oil Pollution Act of 1990,33 U.S.C. Sections 2701 et seq.; as each of these may be amended from time to time; and any and state or local analogues to any of these statutes.

5.14   Brokers.

        Except as set forth on Section 5.14 of the BPOMS Disclosure Letter, neither BPOMS nor any of the BPOMS Subsidiaries has entered into any contract, arrangement or understanding with any Person or firm that may result in the obligation of such entity or HealthAxis or the Surviving Corporation to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby. BPOMS is not aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby other than as set forth in Section 5.14 of the BPOMS Disclosure Letter.

5.15   Related Party Transactions.

        Except as set forth in the BPOMS SEC Documents or the BPOMS Disclosure Letter, since December 31, 2007, no event has occurred that would be required to be reported by BPOMS pursuant to Item 404 of Regulation S-B promulgated under the Securities Act.

5.16   Contracts and Commitments.

  (a)
  Except as filed with the BPOMS SEC Documents or as set forth in Section 5.16(a) of the BPOMS Disclosure Letter, neither BPOMS nor any of the BPOMS Subsidiaries has, or is party to or is bound by:

  (i)
  any consulting agreement, contract or commitment under which any firm or other organization provides consulting services to BPOMS or any of the BPOMS Subsidiaries, other than in the ordinary course of business and consistent with past practice;

  (ii)
  any fidelity or surety bond or completion bond;

  (iii)
  any guaranty of the obligations of a third party;

  (iv)
  any agreement, contract, commitment, transaction or series of transactions for any purpose other than in the ordinary course of BPOMS' or any of the BPOMS Subsidiaries' business relating to capital expenditures or commitments or long term obligations in excess of $150,000;

  (v)
  any agreement, contract or commitment relating to the disposition or acquisition of assets or any interest in any business enterprise outside the ordinary course of BPOMS' or any of the BPOMS Subsidiaries' business;

  (vi)
  any mortgages, indentures, loans or credit agreements, security agreements or other arrangements or instruments relating to the borrowing of money or extension of credit, including capital leases and also guaranties referred to in clause (iii) hereof;

26

    (vii)
    any purchase order or contract for the purchase of inventory or other materials involving $150,000 or more;

    (viii)
    any assignment, license or other agreement with respect to any form of intangible property, excluding agreements made in the ordinary course of business;

    (ix)
    any agreement, contract or commitment that involves $150,000 or more or is not cancellable without penalty upon 30 days notice, excluding agreements made in the ordinary course of business;

    (x)
    any agreement or contract involving the sharing of profits and losses by BPOMS or any of the BPOMS Subsidiaries with any other Person;

    (xi)
    any contract containing covenants that restrict or limit the ability of BPOMS or any BPOMS Subsidiaries to engage in any line of business or compete with any person; or

    (xii)
    any "material contracts" within the meaning set forth in Item 601(b)(10) of Regulation S-B promulgated under the Securities Act.

    The contracts and other documents referred to in (i) through (xii) above and all contracts and documents required to be filed with any BPOMS SEC Documents shall be referred to herein as "BPOMS Contracts".

  (b)
  Except as would not individually or in the aggregate have a BPOMS Material Adverse Effect, all BPOMS Contracts are valid and binding on BPOMS and, to the best of the knowledge of BPOMS, on the other parties thereto, and are in full force and effect and enforceable against BPOMS and, to the best of the knowledge of BPOMS, against the other parties thereto, in accordance with their respective terms. Except as disclosed in Section 5.16(b) of the BPOMS Disclosure Letter, no approval or consent of, or notice to any Person the failure of which to obtain would have a BPOMS Material Adverse Effect is needed in order that the BPOMS Contracts shall continue in full force and effect in accordance with their terms without penalty, acceleration or rights of early termination following the consummation of the transactions contemplated by this Agreement. Except to the extent any of the following would not individually or in the aggregate have a BPOMS Material Adverse Effect, BPOMS is not in violation of, breach of or default under any BPOMS Contract nor, to BPOMS' knowledge, is any other party to any BPOMS Contract. Except as set forth in Section 5.16 of the BPOMS Disclosure Letter, BPOMS is not in violation or breach of or default under any BPOMS Contract (including leases of real property) relating to non-competition, indebtedness, guarantees of indebtedness of any other Person, employment, or collective bargaining.

5.17   Employee Matters and Benefit Plans.

  (a)
  With the exception of the definition of "Affiliate" set forth in Section 5.17(a)(i) below (which definition shall apply only to this Section 5.17 and Section 6.17), for purposes of this Agreement, the following terms shall have the meanings set forth below:

  (i)
  "Affiliate" shall mean any other Person under common control with or otherwise required to be aggregated with a Person or any Subsidiary of such Person as set forth in Section 414(b), (c), (m) or (0) of the Code and the regulations thereunder;

  (ii)
  "Employee" shall mean any current, former or retired employee, officer, or director of a Person or any Subsidiary or any Affiliate of such Person;

  (iii)
  "Employee Agreement" shall refer to any material management, employment, severance, consulting, relocation, repatriation, expiration, visas, work permit or similar agreement or

27

      contract between a Person or any Subsidiary or Affiliate of such Person and any Employee or consultant that is not an Employee Plan;

    (iv)
    "Employee Plan" shall refer to any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, performance awards, stock or stock related awards, fringe benefits or other employee benefits or remuneration of any kind, whether formal or informal, funded or unfunded and whether or not legally binding, including without limitation, each "employee benefit plan" within the meaning of Section 3(3) of ERISA (as defined below), which is or has been maintained, contributed to, or required to be contributed to, by a Person or any of its Subsidiaries or any Affiliate for the benefit of any "Employee." and pursuant to which such Person or any of its Subsidiary or any Affiliate has or may have any material liability contingent or otherwise;

    (v)
    "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended;

    (vi)
    "IRS" shall mean the Internal Revenue Service;

    (vii)
    "Multiemployer Plan" shall mean any "Pension Plan" (as defined below) which is a "multiemployer plan," as defined in Sections 3(37) and 4001 (a)(3) of ERISA; and

    (viii)
    "Pension Plan" shall refer to each BPOMS and Subsidiary Employee Plan that is an "employee pension benefit plan, " within the meaning of Section 3(2) of ERISA.

  (b)
  Section 5.17(b) of the BPOMS Disclosure Letter contains an accurate and complete list of each Employee Agreement of BPOMS and Employee Plan of BPOMS. No benefits under any Employee Agreement or Employee Plan of BPOMS will be increased, or subject to accelerated vesting, by the occurrence of any of the transactions contemplated by this Agreement, nor will the value of any of the benefits thereunder be calculated on the basis of any transactions contemplated by this Agreement. Except as set forth in Section 5.17(b) of the BPOMS Disclosure Letter, neither BPOMS nor any of its Subsidiaries or Affiliates has any announced plan or commitment, whether legally binding or not, to establish any new Employee Plan or Employee Agreement, to modify any Employee Agreement (except to the extent required by law or to conform any such Employee Agreement to the requirements of any applicable law, in each case as previously disclosed to HealthAxis in writing, or as required by this Agreement), or to enter into any Employee Plan or Employee Agreement, nor does it have any intention or commitment to do any of the foregoing.

  (c)
  BPOMS has provided to HealthAxis correct and complete copies of all material documents embodying or relating to each Employee Agreement and Employee Plan, including: (i) all amendments thereto; (ii) the most recent annual actuarial valuations, if any, prepared for each BPOMS Employee Plan; (iii) the three most recent annual reports (Series 5500 and all schedules thereto), if any, required under ERISA or the Code in connection with each BPOMS Employee Plan or related trust; (iv) if the BPOMS Employee Plan is funded, the most recent annual and periodic accounting of Employee Plan assets; (v) the most recent summary plan description together with the most recent summary of material modifications, if any, required under ERISA with respect to each BPOMS Employee Plan; (vi) all IRS determination letters and rulings relating to BPOMS Employee Plans and copies of all applications and correspondence to or from the IRS or DOL with respect to any BPOMS Employee Plan; and (vii) all communications material to any Employee or Employees relating to any BPOMS Employee Plan and any proposed BPOMS Employee Plans, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material liability to BPOMS or any BPOMS Subsidiary.

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  (d)
  Except as set forth in Section 5.l7(d) of the BPOMS Disclosure Letter:

  (i)
  BPOMS and each of the BPOMS Subsidiaries and Affiliates has performed in all material respects all obligations required to be performed by them under each BPOMS Employee Plan, and each BPOMS Employee Plan has been established and maintained in all material respects in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA and the Code;

  (ii)
  no "prohibited transaction," within the meaning of Section 4975 of the Code or Section 406 of ERISA for which no class or statutory exemption is available, has occurred with respect to any BPOMS Employee Plan;

  (iii)
  there are no material actions, suits or claims pending or, to the knowledge of BPOMS, threatened or anticipated (other than routine claims for benefits) against any BPOMS Employee Plan or against the assets of any BPOMS Employee Plan;

  (iv)
  such BPOMS Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without material liability to BPOMS or any of the BPOMS Subsidiaries or any of its Affiliates (other than ordinary administration expenses typically incurred in a termination event);

  (v)
  there are no audits, inquiries or proceedings pending or, to the knowledge of BPOMS, threatened by the IRS or DOL with respect to any BPOMS Employee Plan;

  (vi)
  neither BPOMS nor any of the BPOMS Subsidiaries is subject to any penalty or tax with respect to any BPOMS Employee Plan under Section 402(i) of ERISA or Section 4975 through 4980 of the Code; and

  (vii)
  all contributions, including any top heavy contributions, required to be made prior to the Closing by BPOMS or any Affiliate to any Employee Plan have been made or shall be made on or before the Closing Date.

  (e)
  Neither BPOMS nor any of the BPOMS Subsidiaries or Affiliates currently maintain, sponsor, participate in or contribute to, nor have they ever maintained, established, sponsored, participated in, or contributed to, any Pension Plan which is subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA or Section 412 of the Code.

  (f)
  At no time has BPOMS or any of the BPOMS Subsidiaries or Affiliates contributed to or been requested or obligated to contribute to any Multiemployer Plan.

  (g)
  Except as set forth in Section 5.17(g) of the BPOMS Disclosure Letter or as required by local, state or federal law, no Employee Plan or Employee Agreement to which BPOMS is a party provides, or is required to provide, life insurance, medical or other employee benefits to any Employee upon his or her retirement or termination of employment for any reason, and BPOMS and each of the BPOMS Subsidiaries has never represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) that such Employee(s) would be provided with life insurance, medical or other employee welfare benefits upon their retirement or termination of employment.

  (h)
  The execution of this Agreement and the consummation of the transactions contemplated hereby will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Employee Agreement, Employee Plan, trust or loan that will or may result in any payment (whether of severance payor otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee, except as set forth in Schedule 5.17(h) of the BPOMS Disclosure Letter.

29

  (i)
  Except as set forth in Section 5.l7(i) of the Disclosure Letter, BPOMS and each of the BPOMS Subsidiaries (i) is in compliance in all respects with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Employees except as would not have a BPOMS Material Adverse Effect; (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries, and other payments to Employees; (iii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and (iv) is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees (other than routine payments to be made in the normal course of business and consistent with past practice).

  (j)
  No work stoppage or labor strike against BPOMS or any BPOMS Subsidiary is pending or, to the knowledge of BPOMS, threatened. Neither BPOMS nor any of the BPOMS Subsidiaries is involved in or, to the knowledge of BPOMS, threatened with, any labor dispute, grievance, administrative proceeding or litigation relating to labor, safety, employment practices or discrimination matters involving any Employee, including, without limitation, charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, have a BPOMS Material Adverse Effect. Neither BPOMS nor any of the BPOMS Subsidiaries has engaged in any unfair labor practices within the meaning of the National Labor Relations Act that would, individually or in the aggregate, directly or indirectly have a BPOMS Material Adverse Effect. Neither BPOMS nor any of the BPOMS Subsidiaries or Affiliates has ever been a party to any agreement with any labor organization or union, and none of the BPOMS Employees are represented by any labor organization or union, nor have any BPOMS Employees threatened to organize or join a union or filed a petition for representation with the National Labor Relations Board.

  (k)
  There are no (i) bonus or severance payments that could be payable to Employees of BPOMS under existing Employee Agreements on account of the transactions contemplated by this Agreement (without regard to termination of employment), or (ii) severance obligations that could be payable to Employees of BPOMS under existing Employee Agreements on account of terminations of employment following the Effective Time, except as disclosed in Section 5.17(k) of the BPOMS Disclosure Letter.

  (l)
  The employment agreements contemplated by Section 8.1(d) hereof shall in all respects be excepted from the representations set forth in this Section 5.17.

5.18   Intellectual Property.

  (a)
  For the purposes of this Agreement, the following terms have the following definitions:

  (i)
  "Intellectual Property" shall mean any or all of the following and all rights in, arising out of, or associated therewith: (a) all United States, international and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations in part thereof; (b) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data, customer lists, proprietary processes and formulae, all source and object code, algorithms, architectures, structures, display screens, layouts, inventions, development tools and all documentation and media constituting, describing or relating to the above, including, without limitation, manuals, memoranda and records; (c) all copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (d) all industrial designs and any

30

      registrations and applications therefor throughout the world; (e) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor throughout the world; (t) all proprietary databases and data collections and all rights therein throughout the world; and (g) any equivalent rights to any of the foregoing anywhere in the world.

    (ii)
    "BPOMS Intellectual Property" shall mean that Intellectual Property owned by or licensed to or controlled by BPOMS or any of the BPOMS Subsidiaries.

    (iii)
    "BPOMS Registered Intellectual Property" means those United States, international and foreign: (a) patents and patent applications (including provisional applications); (b) registered trademarks and service marks, applications to register trademarks or service marks, intent to use applications, or other registrations or applications related to trademarks or service marks; and (c) registered copyrights and applications for copyright registration, owned by BPOMS.

    (iv)
    "Utilize" or "Utilization" means to make, manufacture, use, market, import, export, distribute, sell, dispose, assign, license, develop, publish, display, modify and/or amend.

  (b)
  Section 5.18(b) of the BPOMS Disclosure Letter lists all material proceedings or actions known to BPOMS before any court, tribunal (including the United States Patent and Trademark Office ("PTO") or equivalent authority anywhere in the world) related to any BPOMS Intellectual Property. No BPOMS Intellectual Property is the subject of any outstanding decree, order, judgment, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by BPOMS or any of the BPOMS Subsidiaries, or which may affect the validity, use or enforceability of any BPOMS Intellectual Property.

  (c)
  Section 5.18(c) of the BPOMS Disclosure Letter lists all BPOMS Registered Intellectual Property. With respect to each item of BPOMS Registered Intellectual Property, necessary registration, maintenance and renewal fees in connection with such BPOMS Registered Intellectual Property have been made and all necessary documents and certificates in connection with such BPOMS Registered Intellectual Property have been filed with the relevant patent, trademark or copyright authorities in the United States or other jurisdictions for the purposes of maintaining such BPOMS Registered Intellectual Property.

  (d)
  BPOMS or a BPOMS Subsidiary has the right to prevent others from using, marketing, distributing, selling or licensing all BPOMS Intellectual Property used in its business as presently conducted and as it is expected to be conducted as of the Effective Time, including without limitation, all Intellectual Property used or to be used in the BPOMS Products (as defined below), and such rights to Utilize the BPOMS Intellectual Property are sufficient for such conduct of their respective businesses.

  (e)
  To BPOMS' knowledge, Utilization by BPOMS or any of the BPOMS Subsidiaries of any BPOMS products currently being licensed, produced or sold by BPOMS or any of the BPOMS Subsidiaries or currently under development or consideration by BPOMS or any of the BPOMS Subsidiaries ("BPOMS Products") does not violate any license or agreement between BPOMS or any of the BPOMS Subsidiaries and any third party or, to BPOMS' knowledge, infringe any Intellectual Property right, moral right or right of publicity or privacy of any other party, and, except as set forth in Section 5.18(e) of the BPOMS Disclosure Letter, BPOMS has not received notice of any pending or threatened claim or litigation contesting the validity, ownership or right to Utilize any BPOMS Intellectual Property nor, to the knowledge of BPOMS, is there any basis for any such claim under applicable law, nor has BPOMS or any of the BPOMS Subsidiaries received any notice asserting that any BPOMS Products or the Utilization thereof conflicts or will conflict with the rights of any other party.

31

  (f)
  BPOMS and the BPOMS Subsidiaries have timely and satisfactorily fulfilled their respective obligations under all material agreements pursuant to which BPOMS or any of the BPOMS Subsidiaries, as the case may be, has agreed to program, design or develop on behalf of a third party, whether for original use or for porting or conversion (for use on a different hardware platform or in a different language), any software products or any part thereof' except where the failure to so comply would not reasonably be expected to have a BPOMS Material Adverse Effect.

  (g)
  Except as set forth in Section 5.18(g) of the BPOMS Disclosure Letter, to the extent that any work, invention, or material has been developed or created by a third party for BPOMS or any of the BPOMS Subsidiaries, to BPOMS' knowledge, BPOMS or a BPOMS Subsidiary has a written agreement with such third party with respect thereto and BPOMS or a BPOMS Subsidiary has obtained ownership of, and is the exclusive owner of, or has a valid license to use, all BPOMS Intellectual Property in such work, material or invention by operation of law or by valid assignment or by agreement, as the case may be.

  (h)
  Section 5.18(h) of the BPOMS Disclosure Letter lists all material contracts, licenses and agreements to which BPOMS or any of the BPOMS Subsidiaries is a party that are currently in effect (i) with respect to BPOMS Intellectual Property licensed or offered to any third party (other than licenses granted in the ordinary course of business); or (ii) pursuant to which a third party has licensed or transferred any Intellectual Property to BPOMS or any of the BPOMS Subsidiaries (other than licenses granted in the ordinary course of business). Except as set forth in Section 5.18(h) of the BPOMS Disclosure Letter, neither BPOMS nor any of the BPOMS Subsidiaries has transferred ownership of, or granted any license with respect to, any BPOMS Intellectual Property, to any third party (other than licenses granted in the ordinary course of business).

  (i)
  Except as set forth in Section 5.18(i) of the BPOMS Disclosure Letter, the contracts, licenses and agreements listed in Section 5.18(h) are in full force and effect to BPOMS' knowledge. The consummation of the transactions contemplated by this Agreement will not violate or result in the breach, modification, cancellation, termination, or suspension of such contracts, licenses and agreements listed in Section 5.18(h) and will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any rights of BPOMS to any BPOMS Intellectual Property or impair the right of BPOMS or any of the BPOMS Subsidiaries or the Surviving Corporation to Utilize any BPOMS Intellectual Property or portion thereof BPOMS and each of the BPOMS Subsidiaries is in material compliance with, and has not materially breached any term any of such contracts, licenses and agreements listed in Section 5.18(h) and, to the knowledge of BPOMS, all other parties to such contracts, licenses and agreements listed in Section 5.18(h) are in compliance with, and have not breached any term of, such contracts, licenses and agreements. Except as set forth in Section 5.18(i) of the BPOMS Disclosure Letter, following the Effective Time, the Surviving Corporation will be permitted to exercise all of BPOMS' and each of the BPOMS Subsidiaries', if any, rights under the contracts, licenses and agreements listed in Section 5.18(h) to the same extent BPOMS and such BPOMS Subsidiary would have been able to had the transactions contemplated by this Agreement not occurred and without the payment of any additional funds other than ongoing fees, royalties or payments which BPOMS or such BPOMS Subsidiary would otherwise be required to pay.

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  (j)
  Except as set forth in Section 5.18(j) of the BPOMS Disclosure Letter, (i) BPOMS and each of the BPOMS Subsidiaries (including to the knowledge of each of their executive officers, directors and employees) has not received any notice or claim (whether written, oral or otherwise) challenging BPOMS' ownership or rights in the BPOMS Intellectual Property or claiming that any other Person or entity has any legal or beneficial ownership with respect thereto; (ii) all the BPOMS Intellectual Property rights owned by BPOMS and embodied in BPOMS Products are, to BPOMS' knowledge, legally valid and enforceable without any material qualification, limitation or restriction on their use, and BPOMS has not received any notice or claim (whether written or oral) challenging the validity or enforceability of any of the BPOMS Intellectual Property rights; and (iii) to BPOMS' knowledge, no third party is infringing or misappropriating any part of the BPOMS Intellectual Property.

  (k)
  BPOMS and each of the BPOMS Subsidiaries has taken reasonable and practicable measures designed to protect their respective rights in their respective confidential information and trade secrets or any trade secrets or confidential information of third parties provided to BPOMS or any of the BPOMS Subsidiaries. To the knowledge of BPOMS or any of the BPOMS Subsidiaries, neither BPOMS nor any BPOMS Subsidiary, has permitted any such confidential information or trade secrets to be used, divulged or appropriated for the benefit of Persons to the material detriment of BPOMS or any of the BPOMS Subsidiaries.

  (l)
  Section 5.18(l) of the BPOMS Disclosure Letter sets forth a list of all Internet domain names used by BPOMS in its business (collectively, the "Domain Names"). BPOMS has, and after the Effective Time, to BPOMS' knowledge, the Surviving Corporation will have, a valid registration and all material rights (free of any material restriction) in and to the Domain Names, including, without limitation, all rights necessary to the continued use of the BPOMS Domain Names in connection with the conduct of BPOMS' business as it is currently conducted.

  (m)
  Neither BPOMS nor any of the BPOMS Subsidiaries is or has been a party to any Government Contract relating to or affecting ownership or Utilization of any BPOMS Intellectual Property. For purposes of this paragraph, the term "Government Contract" means any Government Prime Contract, Government Subcontract, Bid or Teaming Agreement. "Government Prime Contract" means any prime contract, basic ordering agreement, letter contract, purchase order, delivery order, change, arrangement or other commitment of any kind, on which final payment has not been made, between a party and either the U.S. Government or a State Government. "Government Subcontract" means any subcontract, basic ordering agreement, letter contract, purchase order, delivery order, change, arrangement, or other commitment of any kind, on which final payment has not been made, between a party and any prime contractor to either the U.S. Government or a State Government or any subcontractor with respect to a Government Prime Contract. "State Government" means any state, territory or possession of the United States or any department, agency or instrumentality thereof, or any department or agency of any of the above with statewide jurisdiction and responsibility, or any municipal or local government, department, agency or instrumentality. "Teaming Agreement" has same meaning as the term "contractor team arrangement(s)" as defined in the Federal Acquisition Regulation (FAR) Subpart 9.601. "Us. Government" means the United States Government or any department, agency or instrumentality thereof.

5.19   Anti-Takeover Plan.

        BPOMS has taken all action necessary to exempt the transactions contemplated by this Agreement from the operation of any "fair price," "moratorium," "control share acquisition," or other similar anti-takeover statute or regulation enacted under the state or federal laws of the United States. Neither BPOMS nor any BPOMS Subsidiary has in effect any plan, scheme, device or arrangement, commonly

33

or colloquially known as a "poison pill" or, an "anti-takeover" plan or any similar plan, scheme, device or arrangement.

5.20   Shareholder Vote Required.

        The only votes of the holders of any class of shares of capital stock of BPOMS necessary to approve this Agreement, the Merger and the other transactions contemplated by this Agreement are: (i) the affirmative vote of holders of a majority of the outstanding BPOMS Common Stock, BPOMS Series A Preferred Shares, BPOMS Series B Preferred Shares and BPOMS Series C Preferred Shares (voting together, as a single class), and (ii) the affirmative votes of holders of a majority of each of the outstanding BPOMS Series A Preferred Shares, BPOMS Series C Preferred Shares, BPOMS Series D Preferred Shares, BPOMS Series D-2 Preferred Shares and BPOMS Series F Preferred Shares. BPOMS has, prior to the date of this Agreement, obtained the required votes described in clause (ii) of this Section 5.20 and timely complied with its obligations under Section 262 of the DGCL.

5.21   Undisclosed Liabilities.

        Except as and to the extent reflected, reserved against or otherwise disclosed in Section 5.7(c) of the Disclosure Letter or the BPOMS SEC Documents or as set forth in Section 5.21 of the BPOMS Disclosure Letter, neither BPOMS nor any BPOMS Subsidiary has any liabilities or obligations of any kind, whether accrued, absolute, asserted or unasserted, contingent or otherwise, of a nature required to be disclosed on a balance sheet prepared in accordance with GAAP consistently applied, which would have, individually or in the aggregate, a BPOMS Material Adverse Effect.

5.22   Insurance.

        BPOMS maintains, and has maintained or caused to be maintained, without interruption, since December 15, 2006, policies or binders of insurance covering such risk, and events, including personal injury, property damage, errors and omissions and general liability in amounts BPOMS reasonably believes adequate for its business and operations, and its current insurance policies (other than directors' and officers' insurance) will not terminate due to the consummation of the Merger. Section 5.22 of the BPOMS Disclosure Letter sets forth a summary of all current insurance policies (including, without limitation, limits, deductibles and terms) maintained by BPOMS and the BPOMS Subsidiaries.

5.23   Financial Forecast and Relationships with Suppliers, Licensors and Customers.

        BPOMS has provided to HealthAxis a copy of its 2008 Forecast (the "BPOMS Forecast"). The Forecast was prepared in good faith and BPOMS believes there is a reasonable basis for the BPOMS Forecast. No current distributor, customer of or supplier to BPOMS or any of the BPOMS Subsidiaries has notified BPOMS or such BPOMS Subsidiary of an intention to terminate or substantially alter its existing business relationship with BPOMS or such BPOMS Subsidiary, nor has any licensor under a license agreement with BPOMS or any of the BPOMS Subsidiaries notified BPOMS or such BPOMS Subsidiary of an intention to terminate or substantially alter BPOMS' or such BPOMS Subsidiary's rights under such license, which termination or alteration would cause BPOMS to fail to achieve the projections set forth in the BPOMS Forecast or would otherwise have a BPOMS Material Adverse Effect in 2008.

ARTICLE 6
REPRESENTATIONS AND WARRANTIES OF HEALTHAXIS AND MERGER SUB

        HealthAxis and Merger Sub hereby represent and warrant to BPOMS as follows, except as set forth in (i) HealthAxis' Annual Report on Form 10-K for the year ending December 31, 2007 and any

34

other HealthAxis SEC Documents (as defined below) filed subsequent to December 31, 2007, and (ii) the written disclosure letter delivered at or prior to the execution hereof to BPOMS (the "HealthAxis Disclosure Letter"). The HealthAxis Disclosure Letter shall be arranged in sections or subsections corresponding to the number and lettered sections and subsections contained in this Article 6. The disclosures in any section or subsection of the HealthAxis Disclosure Letter shall qualify the correspondingly numbered representation and warranty and such other representations and warranties in this Article 6 to the extent it is reasonably clear from a reading of the disclosure that such disclosure is applicable to such other representations and warranties.

6.1   Organization; Good Standing; Authority; Compliance with Law.

  (a)
  HealthAxis is a corporation duly organized, validly existing and in good standing under the laws of the State of Pennsylvania and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of HealthAxis and Merger Sub has all requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted. HealthAxis is duly licensed or qualified and is in good standing to transact business as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it therein or in which the nature of its business makes such qualification or licensing necessary, except where the failure to be so licensed or qualified would not have, individually or in the aggregate, a HealthAxis Material Adverse Effect. For purposes of this Agreement, a "HealthAxis Material Adverse Effect" means a material adverse effect on the business, assets (including intangible assets), financial condition or results of operations of HealthAxis and the HealthAxis Subsidiaries (as defined in Section 6.4), taken as a whole.

  (b)
  Each of the Subsidiaries of HealthAxis (the "HealthAxis Subsidiaries") is a corporation, partnership or limited liability company duly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, has the corporate, partnership or limited liability company power and authority to own its properties and to carry on its business as it is now being conducted, and is duly qualified to transact business and is in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except for jurisdictions in which such failure to be so qualified or to be in good standing would not have, individually or in the aggregate, a HealthAxis Material Adverse Effect.

  (c)
  The business of HealthAxis and the HealthAxis Subsidiaries is being operated in compliance with all laws, ordinances, regulations and orders of all governmental entities, except for violations which would not have, individually or in the aggregate, a HealthAxis Material Adverse Effect. HealthAxis and the HealthAxis Subsidiaries have all Government Approvals of all Governmental Agencies, required by law with respect to the operation of their businesses, except those the absence of which would not, individually or in the aggregate, have a HealthAxis Material Adverse Effect or prevent or delay consummation of the Merger. All such Government Approvals are in full force and effect, and HealthAxis and the HealthAxis Subsidiaries are in compliance with all conditions and requirements of the Government Approvals and with all rules and regulations relating thereto other than failures that would not have a HealthAxis Material Adverse Effect. HealthAxis has not received any notices of violations of any Federal, state and local laws, regulations and ordinances relating to its business, operations or assets which, if it were determined that a violation had occurred, would have a HealthAxis Material Adverse Effect.

  (d)
  The Amended and Restated Articles of Incorporation or other charter documents and Bylaws (and in each such case, all amendments thereto) of HealthAxis and each of the HealthAxis

35

    Subsidiaries are listed in Section 6.1(d) of the HealthAxis Disclosure Letter, and true and correct copies have previously been delivered or made available to BPOMS and its counsel.

6.2   Authorization, Validity and Effect of Agreements.

        HealthAxis and Merger Sub each has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Board of Directors of each of HealthAxis and Merger Sub has taken all necessary corporate action required to be taken by it to approve this Agreement, the Merger, and the transactions contemplated by this Agreement. The execution by HealthAxis and Merger Sub of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all requisite action on the part of HealthAxis and Merger Sub, subject to the approvals described in Section 6.2 of the HealthAxis Disclosure Letter. This Agreement constitutes the valid and legally binding obligation of HealthAxis and Merger Sub, enforceable against HealthAxis and Merger Sub in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

6.3   Capitalization.

  (a)
  The authorized capital stock of HealthAxis as of the date hereof and prior to the HealthAxis Pre-Merger Steps consists of 1,900,000,000 shares of HealthAxis Common Stock, $0.10 par value per share, and 100,000,000 shares of preferred stock, $1.00 par value per share, of which 3,850,000 shares are designated as Series A Convertible Preferred Shares (the "HealthAxis Series A Preferred Shares"). As of the date hereof, there are 8,816,088 shares of HealthAxis Common Stock issued and outstanding and 740,401 HealthAxis Series A Preferred Shares issued and outstanding. All such outstanding shares of HealthAxis are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights or rights of first refusal created by statute, the Certificate of Incorporation or Bylaws of HealthAxis or any agreement to which HealthAxis is a party or by which it is bound, and free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof or under applicable federal or state securities or "blue sky" laws. The authorized capital stock of Merger Sub consists of 100 shares of common stock, par value $0.01 per share. As of the date hereof, 100 shares of common stock of Merger Sub are issued and outstanding, fully paid and non-assessable and owned by HealthAxis. Except as set forth in Section 6.3 of the HealthAxis Disclosure Letter HealthAxis has no outstanding bonds, debentures, notes or other obligations the holders of which have or upon the happening of certain events would have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of HealthAxis on any matter. Except as set forth in Section 6.3 of the HealthAxis Disclosure Letter or as shall be terminated as part of the HealthAxis Pre-Merger Steps, there are no existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements, stock appreciation rights or similar derivative securities or instruments or commitments which obligate HealthAxis to issue, transfer or sell any Shares of HealthAxis of any class or make any payments in lieu thereof. Except as set forth in Section 6.3 of the HealthAxis Disclosure Letter, there are no agreements or understandings to which HealthAxis or any HealthAxis Subsidiary is a party with respect to the voting of any HealthAxis Shares or which restrict the transfer of any such shares (other than such restrictions as shall terminate as part of the HealthAxis Pre-Merger Steps), nor does HealthAxis have knowledge of any such agreements or understandings with respect to the voting of any such shares or which restrict the transfer of any such shares. Except as disclosed in Section 6.3 of the HealthAxis Disclosure Letter and except for such obligations as shall be terminated as part of the HealthAxis Pre-Merger Steps, there are no outstanding contractual obligations of HealthAxis or any HealthAxis Subsidiary to register under the securities laws of

36

    any jurisdiction or to repurchase, redeem or otherwise acquire any HealthAxis Shares or any other securities of HealthAxis or any HealthAxis Subsidiary. Section 6.3 of the HealthAxis Disclosure Letter contains a complete and correct list setting forth as of the date hereof (i) the number of options and warrants outstanding, (ii) the dates on which such options or warrants were granted, (iii) the dates on which such options or warrants shall expire and (iv) the exercise or conversion price of each outstanding option or warrant, as the case may be. Materially true and complete copies of all agreements and instruments relating to the securities described above and in Section 6.3 of the HealthAxis Disclosure Letter, or forms thereof, have been provided to BPOMS and such agreements and instruments have not been amended, modified or supplemented, and there are no agreements to amend, modify or supplement such agreements or instruments in any case from the form provided to BPOMS. All outstanding securities of HealthAxis and each HealthAxis Subsidiary have been issued and granted in compliance in all material respects with (i) all applicable securities laws; and (ii) all requirements set forth in all applicable contracts. The shares of HealthAxis Common Stock issued under options or warrants were issued in transactions which were registered under the Securities Act or which qualified for exemptions under either Section 4(2) of, or Rule 701 under, the Securities Act for stock issuances under compensatory benefit plans.

  (b)
  The shares of HealthAxis Common Stock and HealthAxis Series B Preferred Stock to be issued pursuant to the Merger, at the Effective Time, will be duly authorized, validly issued, fully paid and unassessable and free of preemptive rights of any nature.

  (c)
  Set forth below is a summary of all securities of any type of HealthAxis (including all shares, options, warrants, calls, subscriptions, convertible securities or other rights, agreements, stock appreciation rights, or derivative securities or instruments or commitments which obligate HealthAxis to issue, transfer or sell any securities) that are outstanding as of the date hereof, which are separately categorized to indicate the number of such securities outstanding and the number of shares of HealthAxis Common Stock (or any other indicated class of securities) into which they are convertible or exercisable:

Security	Number Outstanding		Shares Into Which Convertible/Exercisable
HealthAxis Common Stock	8,816,088	(1)	—
HealthAxis Series A Preferred Shares	740,401		740,401
HealthAxis Options	878,725		878,725
Healthaxis Warrants	200,632		200,632

    (1)
    Includes 380,125 shares of restricted stock.

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6.4   Subsidiaries

        Section 6.4 of the HealthAxis Disclosure Letter lists all Subsidiaries of HealthAxis (the "HealthAxis Subsidiaries" and, individually, a "HealthAxis Subsidiary"). HealthAxis owns directly or indirectly all of the outstanding shares of capital stock or other equity interests of each of the HealthAxis Subsidiaries. All of the outstanding shares of capital stock in each of the HealthAxis Subsidiaries are duly authorized, validly issued, fully paid and nonassessable. Except as set forth in Section 6.4 of the HealthAxis Disclosure Letter, all of the outstanding shares of capital stock of each of the HealthAxis Subsidiaries owned, directly or indirectly, by HealthAxis are owned free and clear of all liens, pledges, security interests, claims or other encumbrances. Except as set forth in Section 6.4 of the HealthAxis Disclosure Letter, there are no options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate HealthAxis or any HealthAxis Subsidiary to issue, transfer or sell any shares of capital stock of any HealthAxis Subsidiary. The following information for each HealthAxis Subsidiary is set forth in Section 6.4 of the HealthAxis Disclosure Letter: (i) its name and jurisdiction of incorporation, (ii) its authorized capital stock and (iii) its outstanding capital stock.

6.5   Other Interests.

        Except for interests in the HealthAxis Subsidiaries, neither HealthAxis nor any HealthAxis Subsidiary owns directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity (other than investments in short term investment securities).

6.6   No Violation.

        Except as set forth in Section 6.6 of the HealthAxis Disclosure Letter, neither the execution and delivery by HealthAxis and Merger Sub of this Agreement nor the consummation by HealthAxis and Merger Sub of the transactions contemplated by this Agreement in accordance with its terms will: (i) conflict with or result in a breach of any provisions of HealthAxis' or Merger Sub's respective charter or by-laws; (ii) violate, result in a breach of any provision of, or constitute a default under, or require any approval or consent under or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by or result in a material adverse change to, or result in the creation of any lien, security interest, charge or encumbrance upon any of HealthAxis' or Merger Sub's properties under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any license, franchise, permit, lease, contract, agreement or other instrument to which HealthAxis or Merger Sub is a party, or by which HealthAxis or Merger Sub or any of their properties is bound or affected, except for any of the foregoing matters in this clause which, individually or in the aggregate, would not have a HealthAxis Material Adverse Effect; (iii) contravene or conflict with or constitute a violation of any provision of any law, rule, regulation, judgment, injunction, order or decree binding upon or applicable to HealthAxis or Merger Sub; or (iv) other than the filings provided for in this Agreement and the Regulatory Filings, require any consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority which has not been obtained or made, except where the failure to obtain any such consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority would not have a HealthAxis Material Adverse Effect and could not reasonably be expected to prevent, materially alter or materially delay any of the transactions contemplated by this Agreement.

6.7   SEC Filings; Financial Statements.

  (a)
  In this Agreement, all registration statements, proxy statements, Certifications (as defined below) and other statements, reports, schedules, forms and other documents filed by HealthAxis with the SEC on or after December 31, 2006 are called the "HealthAxis SEC Documents". HealthAxis has delivered to BPOMS accurate and complete copies of all

38

    HealthAxis SEC Documents, other than any HealthAxis SEC Documents which can be obtained on the SEC's website at www.sec.gov. Except as set forth on Section 6.7(a) of the HealthAxis Disclosure Letter or as would not have a HealthAxis Material Adverse Effect, all statements, reports, schedules, forms and other documents required to have been filed by HealthAxis with the SEC within the twelve-month period preceding the date of this Agreement have been filed on a timely basis. None of the HealthAxis Subsidiaries is required to file any documents with the SEC under the Exchange Act. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the HealthAxis SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the HealthAxis SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The certifications and statements required by (A) Rule 13a-14 under the Exchange Act and (B) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) relating to the HealthAxis SEC Documents (collectively, the "Certifications") are accurate and complete and comply as to form and content with all applicable laws or rules of applicable governmental and regulatory authorities.

  (b)
  Except as described in the HealthAxis SEC Documents, (i) HealthAxis maintains disclosure controls and procedures that satisfy the requirements of Rule 13a-15 under the Exchange Act, and (ii) such disclosure controls and procedures are designed to ensure that all material information concerning HealthAxis is made known on a timely basis to the individuals responsible for the preparation of HealthAxis' filings with the SEC and other public disclosure documents. Except as set forth in Section 6.7(b) of the HealthAxis Disclosure Letter, HealthAxis is in compliance with the applicable listing and other rules and regulations of the Nasdaq Capital Market and has not received any notice from the Nasdaq Capital Market asserting any present non-compliance with such rules and regulations.

  (c)
  The financial statements (including any related notes) contained or incorporated by reference in the HealthAxis SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that are not reasonably expected to be material in amount) applied on a consistent basis unless otherwise noted therein throughout the periods indicated; and (iii) fairly present the consolidated financial position of HealthAxis and the HealthAxis Subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of HealthAxis and the HealthAxis Subsidiaries for the periods covered thereby.

  (d)
  HealthAxis' auditor has at all required times since the date of enactment of the Sarbanes-Oxley Act been: (i) to the knowledge of HealthAxis, a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act); (ii) "independent" with respect to HealthAxis and the HealthAxis Subsidiaries within the meaning of Regulation S-X under the Exchange Act; and (iii) to the knowledge of HealthAxis, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the SEC and the Public Company Accounting Oversight Board thereunder. Section 6.7(d) of the HealthAxis Disclosure Letter contains an accurate and complete description of all non-audit services performed by HealthAxis' principal auditors for HealthAxis and the HealthAxis Subsidiaries from January 1, 2006 to March 31, 2008 and the fees paid for such

39

    services. All such non-audit services were approved as required by Section 202 of the Sarbanes-Oxley Act.

  (e)
  Section 6.7(e) of the HealthAxis Disclosure Letter lists, and HealthAxis has delivered to BPOMS accurate and complete copies of the documentation creating or governing, all securitization transactions and "off-balance sheet arrangements" (as defined in Item 303(c) of Regulation S-K under the Exchange Act) effected by HealthAxis since December 31, 2006.

6.8   Litigation.

        Except as set forth in Section 6.8 of the HealthAxis Disclosure Letter, there are (i) no continuing orders, injunctions or decrees of any court, arbitrator or governmental authority to which HealthAxis or any HealthAxis Subsidiary is a party or by which any of its properties or assets are bound or likely to be affected and (ii) no actions, suits or proceedings pending against HealthAxis or any HealthAxis Subsidiary as to which any of their respective properties or assets are subject or, to the knowledge of HealthAxis threatened against HealthAxis or any HealthAxis Subsidiary or to which any of their respective properties or assets are subject, at law or in equity, that in each such case could, individually or in the aggregate, have an HealthAxis Material Adverse Effect.

6.9   Absence of Certain Changes.

        Except as set forth in Section 6.9 of the HealthAxis Disclosure Letter or the HealthAxis SEC Documents or as contemplated by Section 8.1(d) of this Agreement, since December 31, 2007, HealthAxis and the HealthAxis Subsidiaries have conducted their business only in the ordinary course of such business and consistent with past practices and there has not been any:

  (a)
  HealthAxis Material Adverse Effect;

  (b)
  amendment or change in the charter or By-Laws of HealthAxis or any of the HealthAxis Subsidiaries, other than as contemplated in this Agreement;

  (c)
  incurrence, creation or assumption by HealthAxis or any of the HealthAxis Subsidiaries of (i) any mortgage, deed of trust, security interest, pledge, lien, title retention device, collateral assignment, claim, charge, restriction or other encumbrance of any kind on any of the assets or properties of HealthAxis or any of the HealthAxis Subsidiaries; or (ii) any obligation or liability of any indebtedness for borrowed money, other than pursuant to the SVB Loan Agreement (as defined below) or any amendment, extension or renewal thereof or any related documents;

  (d)
  issuance or sale of any debt or equity securities of HealthAxis or any of its Subsidiaries, or the issuance or grant of any options, warrants or other rights to acquire from HealthAxis or any HealthAxis Subsidiaries, directly or indirectly, any debt or equity securities of HealthAxis or any of its Subsidiaries, other than (i) the shares to be issued and stock options to be granted as contemplated by this Agreement, and (ii) upon the exercise of any options and warrants outstanding as of the date of this Agreement;

  (e)
  payment or discharge by HealthAxis or any of the HealthAxis Subsidiaries of any security interest, lien, claim, or encumbrance of any kind on any asset or property of HealthAxis or any of the HealthAxis Subsidiaries, or the payment or discharge of any liability that was not either shown or reflected in the HealthAxis SEC Documents or incurred in the ordinary course of HealthAxis' business after December 31, 2007 and was in an amount in excess of $150,000 for any single liability to a particular creditor;

  (f)
  purchase, license, sale, assignment or other disposition or transfer, or any agreement or other arrangement for the purchase, license, sale, assignment or other disposition or transfer, of any

40

    of the assets, properties or goodwill of HealthAxis other than a license or sale of any product or products of HealthAxis or any of the HealthAxis Subsidiaries made in the ordinary course of HealthAxis' business;

  (g)
  damage, destruction or loss of any property or asset, whether or not covered by insurance, having (or likely with the passage of time to have) a HealthAxis Material Adverse Effect;

  (h)
  declaration, setting aside or payment of any dividend on, or the making of any other distribution in respect of, the capital stock of HealthAxis, any split, combination or recapitalization of the capital stock of HealthAxis or any direct or indirect redemption, purchase or other acquisition of the capital stock of HealthAxis or any change in any rights, preferences, privileges or restrictions of any outstanding security of HealthAxis, other than the Reverse Split and the other steps contemplated by the HealthAxis Pre-Merger Steps and other than the nominal dividend relating to the HealthAxis Series A Preferred Stock and any stock repurchased (on a set-off basis without any cash outlay by HealthAxis other than to the IRS) in connection with the payment of withholding taxes associated with equity compensation incentives;

  (i)
  increase in the compensation payable or to become payable to any of the officers, directors or employees of HealthAxis or any of the HealthAxis Subsidiaries, or any bonus or pension, insurance or other benefit payment or arrangement (including without limitation stock awards, stock option grants, stock appreciation rights or stock option grants) made to or with any of such officers, directors or employees, other than increases in base salary for employees (excluding senior management employees) in the ordinary course of business and consistent with past practice;

  (j)
  obligation or liability incurred by HealthAxis or any of the HealthAxis Subsidiaries to any of its officers, directors or stockholders except for normal and customary compensation and expense allowances payable to officers in the ordinary course of HealthAxis' business consistent with past practice and except in connection with the HealthAxis Pre-Merger Steps;

  (k)
  making by HealthAxis or any of the HealthAxis Subsidiaries of any loan, advance or capital contribution to, or any investment in, any officer, director, employee or stockholder of HealthAxis or any HealthAxis Subsidiary or any firm or business enterprise in which any such Person had a direct or indirect material interest at the time of such loan, advance, capital contribution or investment;

  (l)
  entering into, amendment of, relinquishment, termination or non-renewal by HealthAxis or any HealthAxis Subsidiary of any contract, lease, transaction, commitment or other right or obligation other than in the ordinary course of its business or any written or oral indication or assertion by the other party thereto of any material problems with HealthAxis' or any HealthAxis Subsidiary's services or performance under such contract, lease, transaction, commitment or other right or obligation having a HealthAxis Material Adverse Effect, or of such other party's demand to amend, terminate or not renew any such contract, lease, transaction, commitment or other right or obligation which would be likely to have a HealthAxis Material Adverse Effect;

  (m)
  material change in the manner in which HealthAxis or any HealthAxis Subsidiary extends discounts, credits or warranties to customers or otherwise deals with its customers;

  (n)
  entering into by HealthAxis or any of the HealthAxis Subsidiaries of any transaction, contract or agreement that by its terms requires or contemplates a required minimum current and/or future financial commitment, expenses (inclusive of overhead expenses) or obligation on the part of HealthAxis or any of the HealthAxis Subsidiaries involving in excess of $150,000, excluding any amendment, extension or renewal of the SVB Loan Agreement (or related

41

    documents) or any legal and accounting fees or other fees or obligations associated with this Agreement and the transactions contemplated hereby (including fees described in Section 6.14) or that is not entered into in the ordinary course of HealthAxis' business, or the conduct of any business or operations by HealthAxis or any HealthAxis Subsidiary that is other than in the ordinary course of HealthAxis' or such HealthAxis Subsidiary's business; or

  (o)
  license, transfer or grant of a right under any HealthAxis Intellectual Property (as defined in Section 6.18 below), other than those licensed, transferred or granted in the ordinary course of business consistent with its past practices.

6.10   Taxes.

        Except as set forth in Section 6.10 of the HealthAxis Disclosure Letter or where such failure would not have, individually or in the aggregate, a HealthAxis Material Adverse Effect:

  (a)
  HealthAxis and each of the HealthAxis Subsidiaries has paid or caused to be paid all federal, state, local, foreign, and other taxes, and all deficiencies, or other additions to tax, interest, fines and penalties (collectively, "Taxes"), owed or accrued by it and due and payable through the date hereof (including any Taxes payable pursuant to Treasury Regulation § 1.1502-6 (and any similar state, local or foreign provision).

  (b)
  HealthAxis and each of the HealthAxis Subsidiaries has timely filed all federal, state, local and foreign tax returns (collectively "Tax Returns") required to be filed by any of them through the date hereof, and all such returns accurately set forth the amount of any Taxes relating to the applicable period.

  (c)
  HealthAxis and each of the HealthAxis Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other party.

  (d)
  The financial statements included in the HealthAxis SEC Documents reflect adequate reserves for Taxes payable by HealthAxis and each HealthAxis Subsidiary for all taxable periods and portions thereof through the date of such financial statements.

  (e)
  Since December 31, 2007, each of HealthAxis and the HealthAxis Subsidiaries has made sufficient accrual for Taxes in accordance with GAAP with respect to periods for which Tax Returns have not been filed. All liabilities for Taxes attributable to the period commencing on the day following the filing date of the most recently filed HealthAxis SEC Documents were incurred in the ordinary course of business.

  (f)
  There are no outstanding agreements, waivers or arrangements extending the statutory period of limitations applicable to any claim for, or the period for the collection or assessment of, Taxes due from HealthAxis or any HealthAxis Subsidiary for any taxable period and there have been no deficiencies proposed, assessed or asserted for such Taxes.

  (g)
  There are no closing agreements that could affect Taxes of HealthAxis or any HealthAxis Subsidiary for periods after the Effective Time pursuant to Section 7121 of the Code or any similar provision under state, local or foreign tax laws.

  (h)
  No audit or other proceedings by any court, governmental or regulatory authority or similar authority relating to Taxes has occurred, been asserted or is pending and none of HealthAxis or any HealthAxis Subsidiary has received notice that any such audit or proceeding may be commenced.

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  (i)
  No election has been made or filed by or with respect to, and no consent to the application of, Section 341(f)(2) of the Code has been made by or with respect to, HealthAxis, any HealthAxis Subsidiary or any of their properties or assets.

  (j)
  None of HealthAxis or any HealthAxis Subsidiary has agreed to, or filed application for, or is required, to make any changes or adjustment to its accounting method.

  (k)
  Except as set forth in Section 5.10(k) of the HealthAxis Disclosure Letter, there is no contract, agreement, plan or arrangement covering any Person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by HealthAxis or any HealthAxis Subsidiary by reason of Section 280G or Section 162(m) of the Code.

  (l)
  Neither HealthAxis nor any HealthAxis Subsidiary has (i) been a member of an affiliated group (within the meaning of Section 1504 of the Code) or an affiliated, combined, consolidated, unitary, or similar group for state, local or foreign Tax purposes, other than the group of which HealthAxis is the common parent or (ii) any liability for or in respect of the Taxes of, or determined by reference to the Tax liability of, another Person (other than HealthAxis or any HealthAxis Subsidiary) under Treasury Regulation § 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise.

  (m)
  Neither HealthAxis nor any HealthAxis Subsidiary has constituted either a "distributing corporation" or a "controlled corporation" in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (x) in the two (2) years prior to the date of this Agreement or (y) in a distribution which could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with the Merger.

  (n)
  Neither HealthAxis nor any HealthAxis Subsidiary is a party to any agreement providing for the allocation, indemnification, or sharing of Taxes other than any such agreement to which HealthAxis or any HealthAxis Subsidiary are the exclusive parties.

HealthAxis has not taken any action or engaged in any activities that would preclude the treatment of the Merger as a reorganization under Section 368(a) of the Code. In addition, HealthAxis has no plan or intention to take any action or engage in any activities that would preclude the treatment of the Merger as a reorganization of under Section 368(a) of the Code.

6.11   Books and Records.

  (a)
  The books of account and other financial records of HealthAxis and each of the HealthAxis Subsidiaries are true, complete and correct in all material respects, and have been maintained in accordance with good business practices since December 31, 2006.

  (b)
  The minute books and other records of HealthAxis and each of the HealthAxis Subsidiaries contain accurate records of all meetings and accurately reflect all other action of the stockholders and Board of Directors and any committees of the Board of Directors of HealthAxis and each of the HealthAxis Subsidiaries since December 31, 2006.

6.12   Properties.

  (a)
  Section 6.12(a) of the HealthAxis Disclosure Letter sets forth a list of all real property currently owned or leased by HealthAxis or any of the HealthAxis Subsidiaries, and, with respect to all real property currently leased by HealthAxis or any of the HealthAxis Subsidiaries, the location of the property, the unexpired term of the lease and the aggregate annual rental and/or other fees payable under any such lease. All such current leases are, to

43

    the knowledge of HealthAxis, in full force and effect, are valid and effective in accordance with their respective terms, and there is not to the knowledge of HealthAxis any existing material default or event of default under any such lease (or event which with notice or lapse of time, or both, would constitute such a material default).

  (b)
  HealthAxis and each of the HealthAxis Subsidiaries has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any liens, except as reflected in the HealthAxis SEC Documents or in Section 6.12(b) of the HealthAxis Disclosure Letter and except for liens for taxes not yet due and payable and such imperfections of title and encumbrances, if any, which are not material in character, amount or extent, and which do not materially detract from the value, or materially interfere with the present use, of the property subject thereto or affected thereby.

6.13   Environmental Matters.

        Except as set forth in Section 6.13 of the HealthAxis Disclosure Letter, neither HealthAxis nor any of the HealthAxis Subsidiaries is in violation of any Environmental Laws which violation could reasonably be expected to result in a HealthAxis Material Adverse Effect. Except as set forth in Section 6.13 of the HealthAxis Disclosure Letter, neither HealthAxis, any of the HealthAxis Subsidiaries, nor, to the knowledge of HealthAxis, any third party, has used, released, discharged, generated, manufactured, produced, stored, or disposed of in, on, or under or about its owned or leased property or other assets, or transported thereto or therefrom, any hazardous substances or hazardous wastes, including asbestos, lead and petroleum, during the period of HealthAxis' or the HealthAxis Subsidiary's ownership or lease of such property in a manner that could reasonably be expected to subject HealthAxis or any HealthAxis Subsidiary to a material liability under the Environmental Laws. None of HealthAxis or any of the HealthAxis Subsidiaries has received written notice from any governmental authority that any property owned or leased by HealthAxis or any of the HealthAxis Subsidiaries is in violation of any Environmental Laws. There is no pending civil, criminal or administrative suit or other legal proceeding against HealthAxis or any of the HealthAxis Subsidiaries with respect to any Environmental Laws. HealthAxis has provided BPOMS complete copies of all environmental reports, assessments and studies in HealthAxis' possession and control with respect to properties owned or leased by HealthAxis or any HealthAxis Subsidiary.

6.14   No Brokers.

        Except as set forth in Section 6.14 of the HealthAxis Disclosure Letter, neither HealthAxis nor Merger Sub nor any of the HealthAxis Subsidiaries has entered into any contract, arrangement or understanding with any Person or firm which may result in the obligation of such entity or BPOMS to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby. Except as set forth in the HealthAxis Disclosure Letter, neither HealthAxis nor Merger Sub is aware of any claim for payment directly by HealthAxis or Merger Sub of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.
6.15   Related Party Transactions.

        Except as set forth in the HealthAxis SEC Documents, or the HealthAxis Disclosure Letter, since December 31, 2007, no event has occurred that would be required to be reported by HealthAxis pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

44

6.16   Contracts and Commitments

  (a)
  Except as filed with the HealthAxis SEC Documents or as set forth in Section 6.16(a) of the HealthAxis Disclosure Letter, neither HealthAxis nor any of the HealthAxis Subsidiaries has, or is party to or is bound by:

  (i)
  any consulting agreement, contract or commitment under which any firm or other organization provides consulting services to HealthAxis or any of the HealthAxis Subsidiaries other than in the ordinary course of business;

  (ii)
  any fidelity or surety bond or completion bond;

  (iii)
  any guaranty of the obligations of a third party;

  (iv)
  any agreement, contract, commitment, transaction or series of transactions for any purpose other than in the ordinary course of HealthAxis' or any of the HealthAxis Subsidiaries' business relating to capital expenditures or commitments or long term obligations in excess of $150,000 (other than the SVB Loan Agreement and any amendment, extension or renewal thereof or of any related documents);

  (v)
  any agreement, contract or commitment relating to the disposition or acquisition of assets or any interest in any business enterprise outside the ordinary course of HealthAxis' or any of the HealthAxis Subsidiaries' business;

  (vi)
  any mortgages, indentures, loans or credit agreements, security agreements or other arrangements or instruments relating to the borrowing of money or extension of credit, including capital leases and also guaranties referred to in clause (iii) hereof (other than the SVB Loan Agreement and any amendment, extension or renewal thereof or of any related documents);

  (vii)
  any purchase order or contract for the purchase of inventory or other materials involving $150,0000 or more;

  (viii)
  any distribution, joint marketing or development agreement, other than agreements made in the ordinary course of business;

  (ix)
  any assignment, license or other agreement with respect to any form of intangible property, excluding agreements made in the ordinary course of business;

  (x)
  any agreement or contract involving the sharing of profits and losses by HealthAxis or any of the Subsidiaries;

  (xi)
  any agreement, contract or commitment that involves $150,000 or more or is not cancellable without penalty upon 30 days notice, excluding agreements made in the ordinary course of business;

  (xii)
  any contract containing covenants that restrict or limit the ability of HealthAxis or any HealthAxis Subsidiaries to engage in any line of business or compete with any person; or

  (xiii)
  any "material contracts" within the meaning set forth in Item 601(b)(10) of Regulation S-K promulgated under the Securities Act.

    The contracts and other documents referred to in (i) through (xiii) above and all contracts and documents required to be filed with any HealthAxis SEC Documents shall be referred to herein as "HealthAxis Contracts".

  (b)
  Except as would not individually or in the aggregate have a HealthAxis Material Adverse Effect, all HealthAxis Contracts are valid and binding on HealthAxis and, to the best of the knowledge of HealthAxis, on the other parties thereto, and are in full force and effect and

45

    enforceable against HealthAxis and, to the best of the knowledge of HealthAxis, against the other parties thereto, in accordance with their respective terms. Except as disclosed in Section 6.16(b) of the HealthAxis Disclosure Letter, no approval or consent of, or notice to any Person the failure of which to obtain would have a HealthAxis Material Adverse Effect is needed in order that the HealthAxis Contracts shall continue in full force and effect in accordance with their terms without penalty, acceleration or rights of early termination following the consummation of the transactions contemplated by this Agreement. Except to the extent any of the following would not individually or in the aggregate have a HealthAxis Material Adverse Effect, HealthAxis is not in violation of, breach of or default under any HealthAxis Contract nor, to HealthAxis' knowledge, is any other party to any HealthAxis Contract. Except as set forth in Section 6.16 of the HealthAxis Disclosure Letter, HealthAxis is not in violation or breach of or default under any HealthAxis Contract (including leases of real property) relating to non-competition, indebtedness, guarantees of indebtedness of any other Person, employment, or collective bargaining.

6.17   Employee Matters and Benefit Plans.

  (a)
  Section 6.17(a) of the HealthAxis Disclosure Letter contains an accurate and complete list of each Employee Agreement and Employee Plan of HealthAxis (including for each such plan a description of any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement of the value of any of the benefits of which will be calculated on the basis of any transactions contemplated by this Agreement). Except as set forth in Section 6.17(a) of the HealthAxis Disclosure Letter, neither HealthAxis nor any of the HealthAxis Subsidiaries or Affiliates has any announced plan or commitment, whether legally binding or not, to establish any new Employee Plan or Employee Agreement, to modify any Employee Plan or Employee Agreement (except to the extent required by law or to conform any such Employee Plan or Employee Agreement to the requirements of any applicable law, in each case as previously disclosed to BPOMS in writing, or as required by this Agreement), or to enter into any Employee Plan or Employee Agreement, nor does it have any intention or commitment to do any of the foregoing.

  (b)
  HealthAxis has provided or made available to BPOMS correct and complete copies of all material documents embodying or relating to each HealthAxis Employee Plan and Employee Agreement including: (i) all amendments thereto; (ii) the most recent annual actuarial valuations, if any, prepared for each HealthAxis Employee Plan; (iii) the three most recent annual reports (Series 5500 and all schedules thereto), if any, required under ERISA or the Code in connection with each HealthAxis Employee Plan or related trust; (iv) if the HealthAxis Employee Plan is funded, the most recent annual and periodic accounting of Employee Plan assets; (v) the most recent summary plan description together with the most recent summary of material modifications, if any, required under ERISA with respect to each HealthAxis Employee Plan; (vi) all IRS determination letters and rulings relating to HealthAxis Employee Plans and copies of all applications and correspondence to or from the IRS or DOL with respect to any HealthAxis Employee Plan; and (vii) all communications material to any Employee or Employees relating to any HealthAxis Employee Plan and any proposed HealthAxis Employee Plans, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material liability to HealthAxis or any HealthAxis Subsidiary.

46

  (c)
  (i) Except as set forth in Section 6.l7(c) of the HealthAxis Disclosure Letter, HealthAxis and each of the HealthAxis Subsidiaries and Affiliates has performed in all material respects all obligations required to be performed by them under each HealthAxis Employee Plan, and each HealthAxis Employee Plan has been established and maintained in all material respects in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no "prohibited transaction, " within the meaning of Section 4975 of the Code or Section 406 of ERISA for which no class or statutory exemption is available, has occurred with respect to any HealthAxis Employee Plan; (iii) there are no material actions, suits or claims pending or, to the knowledge of HealthAxis, threatened or anticipated (other than routine claims for benefits) against any HealthAxis Employee Plan or against the assets of any HealthAxis Employee Plan; (iv) such HealthAxis Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without material liability to HealthAxis or any of the HealthAxis Subsidiaries or any of its Affiliates (other than ordinary administration expenses typically incurred in a termination event); (v) there are no audits, inquiries or proceedings pending or, to the knowledge of HealthAxis, threatened by the IRS or DOL with respect to any HealthAxis Employee Plan; (vi) neither HealthAxis nor any of the HealthAxis Subsidiaries is subject to any penalty or tax with respect to any HealthAxis Employee Plan under Section 402(i) of ERISA or Section 4975 through 4980 of the Code; and (vii) all contributions, including any top heavy contributions, required to be made prior to the Closing by HealthAxis or any Affiliate to any Employee Plan have been made or shall be made on or before the Closing Date.

  (d)
  Neither HealthAxis nor any of the HealthAxis Subsidiaries or Affiliates currently maintain, sponsor, participate in or contribute to, nor have they ever maintained, established, sponsored, participated in, or contributed to, any Pension Plan which is subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA or Section 412 of the Code.

  (e)
  At no time has HealthAxis or any of the HealthAxis Subsidiaries or Affiliates contributed to or been requested or obligated to contribute to any Multiemployer Plan.

  (f)
  Except as set forth in Section 6.17(f) of the HealthAxis Disclosure Letter or as required by local, state or federal law, no Employee Plan or any Employment Agreement to which HealthAxis is a party provides, or is required to provide, life insurance, medical or other employee benefits to any Employee upon his or her retirement or termination of employment for any reason, and HealthAxis and each of the HealthAxis Subsidiaries has never represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) that such Employee(s) would be provided with life insurance, medical or other employee welfare benefits upon their retirement or termination of employment.

  (g)
  The execution of this Agreement and the consummation of the transactions contemplated hereby will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any HealthAxis Employee Plan, Employee Agreement, trust or loan that will or may result in any payment (whether of severance payor otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any HealthAxis Employee, except as set forth in Section 6.17(g) of the HealthAxis Disclosure Letter.

  (h)
  Except as set forth in Section 6.17(h) of the HealthAxis Disclosure Letter, HealthAxis and each of the HealthAxis Subsidiaries (i) is in compliance in all respects with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours; in each

47

    case, with respect to Employees except as would not have an HealthAxis Material Adverse Effect; (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries, and other payments to Employees; (iii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and (iv) is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees (other than routine payments to be made in the normal course of business and consistent with past practice).

  (i)
  No work stoppage or labor strike against HealthAxis or any HealthAxis Subsidiary is pending or, to the knowledge of HealthAxis, threatened. Neither HealthAxis nor any of the HealthAxis Subsidiaries is involved in or, to the knowledge of HealthAxis, threatened with, any labor dispute, grievance, administrative proceeding or litigation relating to labor, safety, employment practices or discrimination matters involving any Employee, including, without limitation, charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, have a HealthAxis Material Adverse Effect. Neither HealthAxis nor any of the HealthAxis Subsidiaries has engaged in any unfair labor practices within the meaning of the National Labor Relations Act which would, individually or in the aggregate, directly or indirectly have a HealthAxis Material Adverse Effect. Neither HealthAxis nor any of the HealthAxis Subsidiaries or Affiliates has ever been a party to any agreement with any labor organization or union, and none of the HealthAxis Employees are represented by any labor organization or union, nor have any HealthAxis Employees threatened to organize or join a union or filed a petition for representation with the National Labor Relations Board.

  (j)
  There are no (i) bonus or severance payments that could be payable to Employees of HealthAxis under existing Employee Agreements or Employee Plans on account of the transactions contemplated by this Agreement (without regard to termination of employment), or (ii) severance obligations that could be payable to Employees of HealthAxis under existing Employee Agreements and Employee Plans on account of terminations of employment following the Effective Time, except as disclosed in Schedule 6.17(j) of the HealthAxis Disclosure Letter.

  (k)
  The employment agreements contemplated by Section 8.1(d) of this Agreement and the addition to shares of the 2005 Stock Incentive Plan (or a new plan) contemplated by Section 2.2(a)(viii) of this Agreement shall in all respects be excepted from the representations set forth in this Section 6.17.

6.18   Intellectual Property and Products; HIPAA Compliance.

  (a)
  Section 6.18(a) of the HealthAxis Disclosure Letter lists all material proceedings or actions known to HealthAxis before any court, tribunal (including the PTO or equivalent authority anywhere in the world) related to any Intellectual Property owned by; or licensed to, or controlled by HealthAxis or any of the HealthAxis Subsidiaries (the "HealthAxis Intellectual Property"). No HealthAxis Intellectual Property is the subject of any outstanding decree, order, judgment, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by HealthAxis or any of the HealthAxis Subsidiaries, or which may affect the validity, use or enforceability of any HealthAxis Intellectual Property.

  (b)
  Section 6.18(b) of the HealthAxis Disclosure Letter lists all United States, international and foreign: (a) patents and patent applications (including provisional applications); (b) registered trademarks and service marks, applications to register trademarks or service marks, intent to use applications, or other registrations or applications related to trademarks or service marks;

48

    and (c) registered copyrights and applications for copyright registration owned by HealthAxis (collectively, the "HealthAxis Registered Intellectual Property"). With respect to each item of HealthAxis Registered Intellectual Property, all material registration, maintenance and renewal fees necessary in connection with such HealthAxis Registered Intellectual Property have been made and all material documents and certificates necessary in connection with such HealthAxis Registered Intellectual Property have been filed with the relevant patent, trademark or copyright authorities in the United States or other jurisdictions for the purposes of maintaining such HealthAxis Registered Intellectual Property.

  (c)
  HealthAxis or a HealthAxis Subsidiary has the right to prevent others from using, marketing, distributing, selling or licensing all HealthAxis Intellectual Property used in its business as presently conducted and as it is expected to be conducted as of the Effective Time, including without limitation, all Intellectual Property used or to be used in the HealthAxis Products (as defined below), and such rights to Utilize are sufficient for such conduct of their respective businesses.

  (d)
  To HealthAxis' knowledge, the Utilization by HealthAxis or any of the HealthAxis Subsidiaries of any HealthAxis products currently being licensed, produced or sold by HealthAxis or any of the HealthAxis Subsidiaries or currently under development or consideration by HealthAxis or any of the HealthAxis Subsidiaries ("HealthAxis Products") does not violate any license or agreement between HealthAxis or any of the HealthAxis Subsidiaries and any third party or, to HealthAxis' knowledge, infringe any Intellectual Property right, moral right or right of publicity or privacy of any other party, and, except as set forth in Section 6.18(d) of the Disclosure Letter, HealthAxis has not received notice of any pending or threatened claim or litigation contesting the validity, ownership or right to Utilize any HealthAxis Intellectual Property nor, to the knowledge of HealthAxis, is there any basis for any such claim under applicable law, nor has HealthAxis or any of the HealthAxis Subsidiaries received any notice asserting that any HealthAxis Products or Utilization thereof conflicts or will conflict with the rights of any other party.

  (e)
  HealthAxis and the HealthAxis Subsidiaries have timely and satisfactorily fulfilled their respective obligations under all material agreements pursuant to which HealthAxis or any of the HealthAxis Subsidiaries, as the case may be, has agreed to program, design or develop on behalf of a third party, whether for original use or for porting or conversion (for use on a different hardware platform or in a different language), any software products or any part thereof, except where the failure to so comply would not reasonably be expected to have a HealthAxis Material Adverse Effect.

  (f)
  Except as set forth in Section 6.18(f) of the HealthAxis Disclosure Letter, to the extent that any work, invention, or material has been developed or created by a third party for HealthAxis or any of the HealthAxis Subsidiaries, to HealthAxis' knowledge, HealthAxis or a HealthAxis Subsidiary has a written agreement with such third party with respect thereto and HealthAxis or a HealthAxis Subsidiary thereby has obtained ownership of, and is the exclusive owner of, or has a valid license to use, all HealthAxis Intellectual Property in such work, material or invention by operation of law or by valid assignment or by agreement, as the case may be.

  (g)
  Section 6.l8(g) of the HealthAxis Disclosure Letter lists all material contracts, licenses and agreements to which HealthAxis or any of the HealthAxis Subsidiaries is a party that are currently in effect (i) with respect to HealthAxis Intellectual Property licensed or offered to any third party (other than licenses granted in the ordinary course of business); or (ii) pursuant to which a third party has licensed or transferred any Intellectual Property to HealthAxis or any of the HealthAxis Subsidiaries. Except as set forth in Section 6.18(g) of the

49

    HealthAxis Disclosure Letter, neither HealthAxis nor any of the HealthAxis Subsidiaries has transferred ownership of, or granted any license with respect to, any HealthAxis Intellectual Property, to any third party (other than licenses granted in the ordinary course of business).

  (h)
  Except as set forth in Section 6.18(h) of the HealthAxis Disclosure Letter, the contracts, licenses and agreements listed in Section 6.18(h) are in full force and effect to HealthAxis' knowledge. The consummation of the transactions contemplated by this Agreement will not violate or result in the breach, modification, cancellation, termination, or suspension of such contracts, licenses and agreements listed in Section 6.18(h) and will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any rights of HealthAxis to any HealthAxis Intellectual Property or impair the right of HealthAxis or any of the HealthAxis Subsidiaries to Utilize any HealthAxis Intellectual Property or portion thereof. HealthAxis and each of the HealthAxis Subsidiaries is in material compliance with, and has not materially breached any term any of such contracts, licenses and agreements listed in Section 6.18(h) and, to the knowledge of HealthAxis, all other parties to such contracts, licenses and agreements listed in Section 6.18(h) are in compliance with, and have not breached any term of, such contracts, licenses and agreements. Except as set forth in Section 6.18(h) of the HealthAxis Disclosure Letter, following the Effective Time HealthAxis and each of the HealthAxis Subsidiaries will be permitted to exercise all of HealthAxis' and each of the HealthAxis Subsidiaries, if any, respective rights under the contracts, licenses and agreements listed in Section 6.18(h) to the same extent HealthAxis and such HealthAxis Subsidiary would have been able to had the transactions contemplated by this Agreement not occurred and without the payment of any additional funds other than ongoing fees, royalties or payments which HealthAxis or a HealthAxis Subsidiary would otherwise be required to pay.

  (i)
  Except as set forth in Section 6.18(i) of the HealthAxis Disclosure Letter, (i) HealthAxis and each of the HealthAxis Subsidiaries (including to the knowledge of each of their executive officers, directors and employees) has not received any notice or claim (whether written, oral or otherwise) challenging HealthAxis' ownership or rights in the HealthAxis Intellectual Property or claiming that any other Person or entity has any legal or beneficial ownership with respect thereto; (ii) all the HealthAxis Intellectual Property rights owned by HealthAxis and embodied in its HealthAxis Products are, to HealthAxis' knowledge, legally valid and enforceable without any material qualification, limitation or restriction on their use, and HealthAxis has not received any notice or claim (whether written or oral) challenging the validity or enforceability of any of the HealthAxis Intellectual Property rights; and (iii) to HealthAxis' knowledge, no third party is infringing or misappropriating any part of the HealthAxis Intellectual Property.

  (j)
  HealthAxis and each of the HealthAxis Subsidiaries has taken reasonable and practicable measures designed to protect their respective rights in their respective confidential information and trade secrets or any trade secrets or confidential information of third parties provided to HealthAxis or any of the HealthAxis Subsidiaries. To the knowledge of HealthAxis or any of the HealthAxis Subsidiaries, neither HealthAxis nor any HealthAxis Subsidiaries has permitted any such confidential information or trade secrets to be used, divulged or appropriated for the benefit of Persons to the material detriment of HealthAxis or any of the HealthAxis Subsidiaries.

  (k)
  Section 6.18(k) of the HealthAxis Disclosure Letter sets forth a list of all Internet domain names used by HealthAxis in its business (collectively, the "HealthAxis Domain Names"). To HealthAxis' knowledge, HealthAxis has a valid registration and all material rights (free of any material restriction) in and to the HealthAxis Domain Names, including, without limitation, all rights necessary to the continued use of the HealthAxis Domain Names in connection with the conduct of HealthAxis' business as it is currently conducted.

50

  (l)
  Neither HealthAxis nor any of the HealthAxis Subsidiaries is or has been a party to any Government Contract relating to or affecting ownership or Utilization of any HealthAxis Intellectual Property.

  (m)
  HealthAxis is in compliance, in all materials respects, with the Health Insurance Portability and Accountability Act of 1996, including, without limitation, all regulations and requirements relating to security, privacy and electronic transactions standards promulgated thereunder (collectively, "HIPAA"). HealthAxis Products, which assist HealthAxis customers to perform services in compliance with HIPAA, are compliant, in all material respects, with HIPAA requirements to the extent applicable. HealthAxis and HealthAxis Products are compliant, in all material respects, with the laws and regulations of any state where HealthAxis conducts business, relating to obligations of Business Associates (as defined under HIPAA) to maintain such compliance.

6.19   Anti-Takeover Matters.

        HealthAxis and Merger Sub have taken all action necessary to exempt the merger and the other transactions contemplated by this Agreement from the operation of any "fair price," "moratorium," "control share acquisition," or other similar anti-takeover statute or regulation enacted under the state or federal laws of the United States, including without limitation, Section 203 of the DGCL. Except for the HealthAxis/Tak Investor Rights Agreement, the HealthAxis/Tak Registration Rights Agreement, the HealthAxis/Preferred Investor Rights Agreement and the HealthAxis/Preferred Registration Rights Agreement, copies of which have been provided to BPOMS and which will be terminated at Closing, neither HealthAxis nor any HealthAxis Subsidiary has in effect any agreement, plan, scheme, device or arrangement commonly or colloquially known as a "poison pill" or an "anti-takeover" plan or any similar plan, scheme, device or arrangement.

6.20   Shareholder Vote Required.

        The only vote of the holders of any class of shares of the capital stock of HealthAxis necessary to approve the Reverse Split, the change of HealthAxis' name to BPO Management Services, Inc., this Agreement, the creation and issuance of HealthAxis stock in the Merger, the change of control of HealthAxis for purposes of NASD Rule 4350(i)(B) and the other transactions and other matters contemplated by this Agreement is the affirmative vote of a majority of the votes cast by the holders of the outstanding HealthAxis Common Stock.

6.21   Undisclosed Liabilities.

        Except as and to the extent reflected, reserved against or otherwise disclosed in Section 6.7(c) of the Disclosure Letter or the HealthAxis SEC Documents and except as set forth in Section 6.21 of the HealthAxis Disclosure Letter, neither HealthAxis nor the HealthAxis Subsidiaries have any liabilities or obligations of any kind, whether accrued, absolute, asserted or unasserted, contingent or otherwise, of a nature required to be disclosed on a balance sheet prepared in accordance with GAAP consistently applied, which would have, individually or in the aggregate, a HealthAxis Material Adverse Effect.

6.22   Insurance.

        HealthAxis maintains, and has maintained or caused to be maintained, without interruption, since January 1, 2002, policies or binders of insurance covering such risk, and events, including personal injury, property damage, errors and omissions and general liability in amounts HealthAxis reasonably believes adequate for its business and operations, and its current insurance policies (other than directors and officers insurance) will not terminate due to consummation of the Merger. Section 6.22 of the HealthAxis Disclosure Letter sets forth a summary of all current insurance policies (including,

51

without limitation, limits, deductibles and terms) maintained by HealthAxis and the HealthAxis Subsidiaries.

6.23   Financial Forecast and Relationships with Suppliers, Licensors and Customers.

        HealthAxis has provided to BPOMS a copy of its 2008 forecast (the "HealthAxis Forecast"). The HealthAxis Forecast was prepared in good faith and HealthAxis believes there is a reasonable basis for the HealthAxis Forecast. No current supplier, licensor, distributor or customer of HealthAxis or any of the HealthAxis Subsidiaries has notified HealthAxis or such HealthAxis Subsidiary of an intention to terminate or substantially alter its existing business relationship with HealthAxis or such HealthAxis Subsidiary, which termination or alteration would cause HealthAxis to fail to achieve the projections set forth in the HealthAxis Forecast or would otherwise have a HealthAxis Material Adverse Effect in 2008.

6.24   Continuity of Business Enterprise.

        It is the present intention of HealthAxis to continue at least one significant historic business line of BPOMS, or to use at least a significant portion of BPOMS' historic assets in a business, in each case within the meaning of the United States Treasury Regulations Section 1.368-1(d).

6.25   Ownership of BPOMS Shares.

        As of the date hereof, and during the three (3) year period immediately preceding the date hereof, neither HealthAxis nor, to HealthAxis' knowledge, any affiliate or associate (as defined in Section 203 of the DGCL) thereof, is an "interested stockholder" of BPOMS within the meaning of Section 203 of the DGCL.

ARTICLE 7
COVENANTS AND OTHER AGREEMENTS

7.1   Conduct of Businesses.

  (a)
  During the period from the date of this Agreement until the Effective Time, except as specifically permitted by this Agreement, unless the other Party has consented in writing thereto:

  (i)
  BPOMS and HealthAxis shall use their reasonable best efforts, and shall cause their respective Subsidiaries to use their reasonable best efforts, to preserve intact their business organizations and goodwill;

  (ii)
  BPOMS and HealthAxis shall confer on a regular basis with one or more representatives of the other to report on material operational matters relating to the business of BPOMS and the BPOMS Subsidiaries;

  (iii)
  each Party will cooperate with and, at the request of the other Party, provide reasonable assistance to the other Party to seek to reduce or avoid disruptions to the other Party's business that may result from or arise out of the announcement or pendency of the transactions contemplated hereby;

  (iv)
  BPOMS and HealthAxis shall promptly notify the other of any material emergency or other material change in the condition (financial or otherwise), business, properties, assets, liabilities or the normal course of its businesses or in the operation of their properties, any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated);

52

    (v)
    each Party shall promptly deliver to the other Party true and correct copies of any report, statement or schedule filed with the SEC subsequent to the date of this Agreement other than those reports, statements or schedules that are available through the SEC's website; and

    (vi)
    In the event either Party becomes aware that any of its respective representations or warranties set forth in Sections 5 and 6 hereof will not be true and correct in all material respects on the Closing Date as if made at and as of the Closing Date, such Party shall give prompt written notice thereof to the other Party, and shall give access to all appropriate information related thereto that is in its possession or control.

  (b)
  Prior to the Closing Date, except as expressly provided in this Agreement or unless BPOMS has first obtained written consent of HealthAxis, BPOMS:

  (i)
  Shall, and shall cause each BPOMS Subsidiary to, exercise its best efforts to conduct its operations according to their usual, regular and ordinary course in substantially the same manner as heretofore conducted, preserve and protect the BPOMS Intellectual Property and keep available the services of its officers and employees;

  (ii)
  Shall not amend BPOMS' Certificate of Incorporation or By-laws, and shall cause each BPOMS Subsidiary not to amend its certificates of incorporation, bylaws or equivalent organizational documents;

  (iii)
  Shall not, and shall cause each BPOMS Subsidiary not to,

  (A)
  issue or authorize for issue any BPOMS capital stock or security convertible into or exercisable for any BPOMS capital stock (except for (I) shares of BPOMS Series F Preferred Stock issued as part of the BPOMS Pre-Merger Steps, (II) shares of BPOMS Common Stock issued upon the exercise of options or warrants outstanding as of the date of this Agreement and (III) options issued as permitted under the following clause (C));

  (B)
  effect any share split, reverse share split, share dividend, recapitalization or other similar transaction or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for BPOMS capital stock or capital stock of any BPOMS Subsidiary, except for the BPOMS Pre-Merger Steps;

  (C)
  grant, confer or award any option, warrant, conversion right or other right not existing on the date hereof to acquire, redeem or repurchase any BPOMS capital stock except in connection with the BPOMS Pre-Merger Steps;

  (D)
  increase any compensation or enter into or amend any employment agreement with any of its present or future officers, directors or employees except in the ordinary course of business and except for the employment agreements contemplated by Section 8.1(d) hereof;

  (E)
  adopt any new Employee Plan or (except as contemplated in this Agreement) amend any existing BPOMS Employee Plan or severance or termination pay policies in any material respect, except as required by applicable law or for changes which are less favorable to participants in such plans;

  (F)
  authorize, declare, set aside or pay any dividends or make any other distribution or payments with respect to any BPOMS capital stock, or directly or indirectly redeem, purchase or otherwise acquire any BPOMS capital stock or capital stock of any of the BPOMS Subsidiaries except in connection with the BPOMS Pre-Merger Steps; or

  (G)
  make any commitment for any such action;

53

    (iv)
    Shall not, and shall not permit any of the BPOMS Subsidiaries to, pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the BPOMS SEC Documents or incurred after the date thereof in the ordinary course of business consistent with past practice;

    (v)
    Shall not, and shall not permit any of the BPOMS Subsidiaries to, enter into or amend, modify or terminate any contract which is outside the ordinary course of business and which may result in total fixed or guaranteed payments or liability by or to it in excess of $100,000, other than contracts for expenses of attorneys and accountants incurred in connection with the Merger and office space leases on commercially reasonable terms;

    (vi)
    Shall not, and shall not permit any of the BPOMS Subsidiaries to, enter into or amend any contract with any officer, trustee, director, consultant or affiliate of BPOMS or any of the BPOMS Subsidiaries, other than as contemplated by the BPOMS Pre-Merger Steps;

    (vii)
    Shall, and shall cause each BPOMS Subsidiary to, timely prepare, in a manner consistent with past practice, and file all Tax Returns required to be filed the due date of which (including reasonable extensions) occurs on or before the Effective Time and pay all Taxes due with respect to any such Tax Returns;

    (viii)
    Shall not, and shall not permit any BPOMS Subsidiary to, amend any Tax Returns, make any election relating to Taxes, change any election relating to Taxes already made, adopt any accounting method relating to Taxes, change any accounting method relating to Taxes unless required by GAAP (as agreed with BPOMS' independent public accountants) or a change in the Code, enter into any closing agreement relating to Taxes, settle or compromise any claim, suit, litigation, proceeding, investigation, audit or controversy relating to Taxes (unless required by law), or consent to the waiver of the statute of limitations for any claim or audit relating to Taxes;

    (ix)
    Shall not enter into, terminate or materially amend or renew any contract other than with third parties in the ordinary course of operating its business consistent with past practice and with the employees referred to in Section 8.1(d) hereof; and

    (x)
    Shall not incur any indebtedness or other obligation for borrowed money other than trade payables and other accruals made in the ordinary course of business consistent with past practice.

  (c)
  Prior to the Closing Date, except as expressly provided in this Agreement unless HealthAxis has first obtained written consent of BPOMS, HealthAxis:

  (i)
  Shall, and shall cause each HealthAxis Subsidiary to, exercise its best efforts to conduct its operations according to their usual, regular and ordinary course in substantially the same manner as heretofore conducted, preserve and protect the HealthAxis Intellectual Property and keep available the services of its officers and employees;

  (ii)
  Shall not amend HealthAxis' Amended and Restated Articles of Incorporation or By-laws, and shall cause each HealthAxis Subsidiary not to amend its charters, bylaws or equivalent organizational documents except in connection with the HealthAxis Pre-Merger Steps;

  (iii)
  Shall not, and shall cause each HealthAxis Subsidiary not to,

54

      (A)
      issue or authorize for issue any HealthAxis capital stock or security convertible into or exercisable for any HealthAxis capital stock, except for (i) the shares to be issued and stock options to be granted as contemplated by this Agreement, and (ii) upon the exercise of any options and warrants outstanding as of the date of this Agreement,

      (B)
      effect any share split, reverse share split, share dividend, recapitalization or other similar transaction or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for HealthAxis capital stock or capital stock of any HealthAxis Subsidiary except in connection with the HealthAxis Pre-Merger Steps,

      (C)
      grant, confer or award any option, warrant, conversion right or other right not existing on the date hereof to acquire, redeem or repurchase any HealthAxis capital stock, except repurchases of stock in connection with the payment of withholding taxes related to equity compensation incentives which are on a set-off basis and do not involve any cash outlay by HealthAxis other than to the IRS,

      (D)
      increase any compensation or enter into or amend any employment agreement with any of its present or future officers, directors or employees other than as contemplated by Section 8.1(d) hereof,

      (E)
      adopt any new Employee Plan or amend any existing HealthAxis Employee Plan or severance or termination pay policies in any material respect, except as contemplated by this Agreement or as required by applicable law or for changes which are less favorable to participants in such plans,

      (F)
      authorize, declare, set aside or pay any dividends (except as expressly provided in this Agreement) or make any other distribution or payments with respect to any HealthAxis capital stock, or directly or indirectly redeem, purchase or otherwise acquire any HealthAxis capital stock or capital stock of any of the HealthAxis Subsidiaries, except for the nominal dividend relating to the HealthAxis Series A Preferred Stock and any stock repurchased in connection with the payment of withholding taxes associated with equity compensation incentives on a set-off basis and not involving any cash outlay by HealthAxis other than to the IRS, or

      (G)
      make any commitment for any such action;

    (iv)
    Shall not, and shall not permit any of the HealthAxis Subsidiaries to, pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the HealthAxis SEC Documents or incurred after the date thereof in the ordinary course of business consistent with past practice;

    (v)
    Shall not, and shall not permit any of the HealthAxis Subsidiaries to, enter into or amend, modify or terminate any contract which may result in total fixed or guaranteed payments or liability by or to it in excess of $150,000 other than contracts for expenses of financial advisors, attorneys and accountants incurred in connection with the Merger;

    (vi)
    Shall not, and shall not permit any of the HealthAxis Subsidiaries to, enter into any contract with any officer, trustee, director or affiliate of HealthAxis or any of the HealthAxis Subsidiaries other than as contemplated by the HealthAxis Pre-Merger Steps;

55

    (vii)
    Shall, and shall cause each HealthAxis Subsidiary to, timely prepare, in a manner consistent with past practice, and file all Tax Returns required to be filed the due date of which (including reasonable extensions) occurs on or before the Effective Time and pay all Taxes due with respect to any such Tax Returns;

    (viii)
    Shall not, and shall not permit any HealthAxis Subsidiary to, amend any Tax Returns, make any election relating to Taxes, change any election relating to Taxes already made, adopt any accounting method relating to Taxes, change any accounting method relating to Taxes unless required by GAAP (as agreed with HealthAxis' independent public accountants) or a change in the Code, enter into any closing agreement relating to Taxes, settle or compromise any claim, suit, litigation, proceeding, investigation, audit or controversy relating to Taxes (unless required by law), or consent to the waiver of the statute of limitations for any claim or audit relating to Taxes;

    (ix)
    Shall not enter into, terminate or materially amend or renew any contract other than with third parties in the ordinary course of operating its business consistent with past practice; and

    (x)
    Shall not incur any indebtedness or other obligation for borrowed money other than pursuant to the Loan and Security Agreement between the Company and Silicon Valley Bank dated August 14, 2006 (as amended, the "SVB Loan Agreement"), and other than trade payables and other accruals made in the ordinary course of business consistent with past practice.

7.2   BPOMS Stockholders Meeting.

  (a)
  BPOMS will take all action necessary in accordance with applicable law and its respective Certificate of Incorporation, to convene an annual or special meeting of its stockholders (the "BPOMS Meeting") as promptly as practicable to consider and vote upon the adoption and approval of this Agreement and the transactions contemplated hereby including the Merger and the BPOMS Pre-Merger Steps. The Board of Directors of BPOMS shall recommend that its stockholders adopt and approve this Agreement and the transactions contemplated hereby and BPOMS shall use its reasonable best efforts to obtain such approval; provided, however, that nothing contained in this Section 7.2 shall prohibit the directors of BPOMS from failing to make, withdrawing such recommendation, modifying such recommendation or using their reasonable best efforts to obtain such adoption and approval if BPOMS shall have received an Acquisition Proposal (as hereinafter defined) and if such directors have determined in good faith, after consulting with their financial and legal advisors, that the Acquisition Proposal is a Superior Offer (as hereinafter defined).

  (b)
  As promptly as practicable following the date hereof, BPOMS shall prepare and, following review and incorporation of reasonable comments by HealthAxis (which review shall be as prompt as practicable), file with the SEC a preliminary proxy statement and form of proxy, or preliminary information statement, as permitted by Regulation 14A or 14C, as applicable, under the Securities Exchange Act of 1934, as amended ("Exchange Act") relating to the BPOMS Meeting and the vote of the stockholders of BPOMS with respect to this Agreement, the Merger, the transactions contemplated by this Agreement, and the BPOMS Pre-Merger Steps. As soon as practicable and permitted under applicable laws, BPOMS shall prepare the related final proxy statement or final information statement (such final proxy statement or final information statement, the "BPOMS Proxy Statement"); mail the BPOMS Proxy Statement to its shareholders and file the BPOMS Proxy Statement with the SEC. HealthAxis shall promptly furnish all information about itself and its business and operations and all necessary financial information to BPOMS as BPOMS may reasonably request in connection with the preparation of the BPOMS Proxy Statement, it being understood that prior to

56

    execution of this Agreement, BPOMS has requested HealthAxis to provide BPOMS with all financial and other information required by Regulation 14A under the Exchange Act to be disclosed in the BPOMS Proxy Statement with regard to HealthAxis and its business, operations and financial condition. HealthAxis shall ensure that the financial statements to be included in the BPOMS Proxy Statement (i) are prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the footnotes thereto and that the interim financial statements may not have notes thereto and other presentation items that may be required by GAAP and are subject to normal and recurring year-end adjustments that are not reasonably expected to be material in amount), and (ii) fairly present in all material respects the consolidated financial position and operating results and cash flows of HealthAxis as of the dates and for the periods indicated therein.

  (c)
  As promptly as practicable following the date hereof, BPOMS shall deliver to HealthAxis a draft of the preliminary proxy statement containing all information required to be included therein, other than such information as is to be provided by or is dependent upon information provided by HealthAxis pursuant to Section 7.2(b) above.

  (d)
  Whenever BPOMS receives any comments from the SEC or its staff or any other event occurs relating to this Agreement or the Merger which is required to be set forth in a filing with the SEC by BPOMS, whether an amendment or supplement to the BPOMS Proxy Statement or otherwise, BPOMS shall (i) promptly inform HealthAxis of such occurrence, (ii) provide reasonable advance notice to HealthAxis of such filing (including without limitation an opportunity to provide comments thereto) and (iii) cooperate with HealthAxis in such filing with the SEC or its staff, including without limitation in completing any mailing to Stockholders of BPOMS or any amendment or supplement to the BPOMS Proxy Statement.

7.3   HealthAxis Fairness Hearing; Stockholders Meeting.

  (a)
  As promptly as practicable following the execution of this Agreement, HealthAxis shall prepare and file, with the full cooperation of BPOMS, an application to obtain a permit (a "California Permit") from the Commissioner of Corporations of the State of California after a hearing before such Commissioner (the "Fairness Hearing") pursuant to Section 25121 of the California Corporate Securities Law of 1968, so that the issuance of HealthAxis securities in the Merger shall be exempt from registration under Section 3(a)(10) of the Securities Act. HealthAxis, with the full cooperation of BPOMS, will use commercially reasonable efforts to respond to any comments from the California Department of Corporations and each of HealthAxis and BPOMS will use their commercially reasonable efforts to have the California Permit granted as soon as practicable after such filing, including without limitation, scheduling the Fairness Hearing on the first practicable date after filing of the application. As promptly as practical after the date of this Agreement, HealthAxis and BPOMS shall prepare and make such filings as are required under applicable Blue Sky laws relating to the transactions contemplated by this Agreement. BPOMS shall use reasonable and good faith efforts to assist HealthAxis as may be necessary to cause the Permit Application and any solicitation material sent to Stockholders of BPOMS to comply with the securities and Blue Sky laws.

  (b)
  In the event the parties are not able to obtain a California Permit, HealthAxis shall, at its election, use commercially reasonable efforts to prepare and file with the SEC a registration statement on Form S-4 or other comparable form in which a proxy statement to solicit and obtain the approval of BPOMS' Stockholders as contemplated in Section 7.2(b) above will be included.

  (c)
  As promptly as practicable following the receipt of the California Permit, HealthAxis will take all action necessary in accordance with applicable law and its respective Certificate of Incorporation, to convene an annual or special meeting of its stockholders (the "HealthAxis

57

    Meeting") to consider and vote upon the approval of this Agreement and the transactions and other matters contemplated hereby including the issuance of HealthAxis stock in the Merger and the Reverse Split. The Board of Directors of HealthAxis shall recommend that its stockholders approve this Agreement and the transactions and other matters contemplated hereby and HealthAxis shall use its reasonable best efforts to solicit and obtain such approval; provided, however, that nothing contained in this Section 7.3 shall prohibit the directors of HealthAxis from failing to make, withdrawing such recommendation, modifying such recommendation or using their reasonable best efforts to obtain such approval if HealthAxis shall have received an Acquisition Proposal and if such directors have determined in good faith, after consultation with their financial and legal advisors, that the Acquisition Proposal is a Superior Offer. The materials submitted to the BPOMS' stockholders shall be subject to review and approval by HealthAxis and include information regarding BPOMS; the terms of the Merger; the Agreement and any related agreements; and the unanimous recommendation of the Board of Directors of BPOMS in favor of the Merger, this Agreement and any related agreements.

  (d)
  As promptly as practicable following the receipt of the California Permit, HealthAxis shall prepare and, following review and incorporation of reasonable comments by BPOMS (which review shall be as prompt as practicable), file with the SEC a preliminary proxy statement and form of proxy, or preliminary information statement, as permitted by Regulation 14A or 14C, as applicable, under the Securities Exchange Act of 1934, as amended ("Exchange Act") relating to the HealthAxis Meeting and the vote of the stockholders of HealthAxis with respect to this Agreement and the transactions and other matters contemplated by this Agreement. As soon as practicable and permitted under applicable laws, HealthAxis shall prepare the related final proxy statement or final information statement (such final proxy statement or final information statement, the "HealthAxis Proxy Statement"); mail the HealthAxis Proxy Statement to its shareholders and file the HealthAxis Proxy Statement with the SEC. BPOMS shall promptly furnish all information about itself and its business and operations and all necessary financial information to HealthAxis as HealthAxis may reasonably request in connection with the preparation of the HealthAxis Proxy Statement, it being understood that prior to execution of this Agreement, HealthAxis has requested BPOMS to provide HealthAxis with all financial and other information required by Regulation 14A under the Exchange Act to be disclosed in the HealthAxis Proxy Statement with regard to BPOMS and its business, operations and financial condition. BPOMS shall ensure that the financial statements to be included in the HealthAxis Proxy Statement (i) are prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the footnotes thereto and that the interim financial statements may not have notes thereto and other presentation items that may be required by GAAP and are subject to normal and recurring year-end adjustments that are not reasonably expected to be material in amount), and (ii) fairly present in all material respects the consolidated financial position and operating results and cash flows of BPOMS as of the dates and for the periods indicated therein.

  (e)
  As promptly as practicable following the date hereof, HealthAxis shall deliver to BPOMS a draft of the preliminary proxy statement containing all information required to be included therein, other than such information as is to be provided by or is dependent upon information provided by BPOMS pursuant to Section 7.3(b) above.

  (f)
  Whenever HealthAxis receives any comments from the SEC or its staff or any other event occurs relating to this Agreement or the Merger which is required to be set forth in a filing with the SEC by HealthAxis, whether an amendment or supplement to the HealthAxis Proxy Statement or otherwise, HealthAxis shall (i) promptly inform BPOMS of such occurrence,

58

    (ii) provide reasonable advance notice to BPOMS of such filing (including without limitation an opportunity to provide comments thereto) and (iii) cooperate with BPOMS in such filing with the SEC or its staff, including without limitation in completing any mailing to Stockholders of HealthAxis or any amendment or supplement to the HealthAxis Proxy Statement.

7.4   Approvals; Other Action.

        Subject to the terms and conditions herein provided, BPOMS and HealthAxis shall: (i) use best efforts to cooperate with one another in (x) determining which filings are required to be made prior to the Effective Time with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Effective Time from, governmental or regulatory authorities of the United States, the several states and any third parties in connection with the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and (y) timely making all such filings and timely seeking all such consents, approvals, permits or authorizations; (ii) use best efforts to obtain in writing any consents required from third parties to effectuate the Merger, such consents to be in form reasonably satisfactory to BPOMS and HealthAxis; and (iii) use best efforts to take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and directors HealthAxis and BPOMS shall take all such necessary action.

7.5   Access to Information; Confidentiality.

  (a)
  Upon reasonable notice and subject to the restrictions contained in the Non-Disclosure Agreement referenced in Section 10.5 below, BPOMS and HealthAxis shall (and shall cause their respective Subsidiaries to) afford to the officers, employees, accountants, counsel and other representatives of the other reasonable access, during normal business hours during the period prior to the Effective Time, to all their properties, books, contracts, Tax Returns, commitments and records and permit such Persons to make such inspections as they may reasonably require and, during such period, each of BPOMS and HealthAxis shall (and shall cause their respective Subsidiaries to) furnish promptly to the other all information concerning its business, properties and Personnel as the other may reasonably request; provided that if a Party is withholding information because it is obligated to do so pursuant to a confidentiality agreement by which it is bound, the Party shall give the other notice of such withholding.

  (b)
  In addition to any other obligations contained in the Non-Disclosure Agreement, in the event of termination of this Agreement for any reason each Party shall promptly return all such information obtained from the other, and any copies made of, or reports or analyses based on, such information, to the other and not use any such information for any purpose that would be competitive with or cause material harm to the other.

7.6   Publicity.

        HealthAxis and BPOMS shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or any transaction contemplated herein and shall not issue any such press release or make any such public statement without the prior consent of the other Party, which consent shall not be unreasonably withheld; provided, however, that a Party may, without the prior consent of the other Party, issue such press release or make such public statement as may be required by law or the rules of the Nasdaq Stock Market if it has used its reasonable best efforts to consult with the other Party and to obtain such Party's consent but has been unable to do so in a timely manner.

59

7.7   Listing of HealthAxis Common Stock.

        Subject to the terms of this Agreement and the impact of the transactions contemplated hereby, prior to the Effective Time HealthAxis and BPOMS shall coordinate their efforts with respect to the possible listing on the Nasdaq Capital Market of the HealthAxis Common Stock.

7.8   Further Action.

        Each Party hereto shall, subject to Article 9 and subject to the fulfillment at or before the Effective Time of each of the conditions of performance set forth herein or the waiver thereof, perform such further acts and execute such documents as may reasonably be required to effect the Merger.

7.9   Tax Treatment.

        None of HealthAxis, Merger Sub, or BPOMS shall, and they shall not permit any of their respective Subsidiaries to, take any action prior to or following the Closing that would reasonably be expected to cause the Merger to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code.

7.10   No Solicitation.

  (a)
  For purposes of this Agreement, "Acquisition Proposal" shall mean, with respect to a Party, any offer or proposal (other than an offer or proposal made or submitted by BPOMS, on the one hand or HealthAxis, on the other hand, to the other Party) contemplating or otherwise relating to any Acquisition Transaction with such Party. "Acquisition Transaction" shall mean any transaction or series of transactions described in subparagraphs (i), (ii) or (iii) of this paragraph (other than the BPOMS Pre-Merger Steps, HealthAxis Pre-Merger Steps, and a private placement of shares of HealthAxis Common Stock or securities convertible into or exercisable for shares of HealthAxis Common Stock, which private placement would be for the purpose of raising up to $3,000,000 of working capital for HealthAxis and would close after the Effective Time, and would not require a stockholder vote (the "Additional Financing"), but the entry into which would be subject to the prior written consent of HealthAxis pursuant to Section 7.1(b) hereof):

  (i)
  any merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction: (i) in which a Party or any of its affiliates is a constituent corporation; (ii) in which a Person or "group" (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 15% of the outstanding securities of any class of voting securities of a Party or any of its Subsidiaries; (iii) in which a Party or any of its Subsidiaries issues securities representing more than 15% of the outstanding securities of any class of voting securities of such Party or any of its Subsidiaries; or (iv) in which a Party or any of its Subsidiaries would acquire a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X promulgated under the Exchange Act;

  (ii)
  any sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or assets that constitute or account for: (i) 15% or more of the consolidated net revenues of a Party and its Subsidiaries, taken as a whole, consolidated net income of a Party and its Subsidiaries, taken as a whole, or consolidated book value of the assets of a Party and its Subsidiaries, taken as a whole; or (ii) 15% or more of the fair market value of the assets of a Party and its Subsidiaries, taken as a whole; or

60

    (iii)
    any liquidation or dissolution of a Party.

  (b)
  For purposes of this Agreement, "Superior Offer" shall mean an unsolicited bona fide written offer made to a Party or any of its Subsidiaries by a third party to enter into (i) a merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction as a result of which either (A) the Party's stockholders prior to such transaction in the aggregate cease to own at least 50% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent entity thereof) or (B) in which a Person or "group" (as defined in the Exchange Act and the rules promulgated thereunder) directly or indirectly acquires beneficial or record ownership of securities representing 50% or more of the Party's capital stock or (ii) a sale, lease, exchange transfer, license, acquisition or disposition of any business or other disposition of at least 50% of the assets of the Party or its Subsidiaries, taken as a whole, in a single transaction or a series of related transactions that: (a) was not obtained or made as a direct or indirect result of a breach of (or in violation of) this Agreement; and (b) is on terms and conditions that the board of directors of the Party determines, in its reasonable, good faith judgment, after obtaining and taking into account such matters that its board of directors deems relevant following consultation with its outside legal counsel and financial advisor: (x) is reasonably likely to be more favorable, from a financial point of view, to the Party's stockholders, than the terms of the transactions contemplated by the Merger Agreement; and (y) is reasonably capable of being consummated; provided, however, that any such offer shall not be deemed to be a "Superior Offer" if any financing required to consummate the transaction contemplated by such offer is not committed and is not reasonably capable of being obtained by such third party.

  (c)
  Each Party agrees that neither it nor any of its Subsidiaries shall, nor shall it nor any of its Subsidiaries authorize or permit any of the officers, directors, investment bankers, attorneys or accountants retained by it or any of its Subsidiaries to, and that it shall use commercially reasonable efforts to cause its and its Subsidiaries' non-officer employees and other agents not to (and shall not authorize any of them to) directly or indirectly: (i) solicit, initiate, encourage, induce or knowingly facilitate the communication, making, submission or announcement of any Acquisition Proposal; (ii) furnish any information regarding such Party to any Person in connection with or in response to an Acquisition Proposal; (iii) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal; (iv) approve, endorse or recommend any Acquisition Proposal; or (v) execute or enter into any letter of intent or similar document or any agreement contemplating or otherwise relating to any Acquisition Transaction; provided, however, that,

  (1)
  nothing contained in this Agreement shall prevent a Party or its board of directors from complying with its disclosure obligations under Sections 14d-9 and 14e-2 of the Exchange Act with regard to an Acquisition Proposal; provided, further however, that, if such disclosure has the substantive effect of withdrawing, modifying or qualifying the directors' recommendation in a manner adverse to the other Party or the adoption of this Agreement by the other Party's Board of Directors, then BPOMS and HealthAxis each shall have the right to terminate this Agreement as set forth in Sections 9.1(f) and 9.1(g), respectively; and

  (2)
  at any time prior to the approval of the transactions contemplated by this Agreement by each Party's stockholders, each Party may furnish nonpublic information regarding itself or its Subsidiaries to, and enter into discussions or negotiations with, any Person, and take any action otherwise prohibited by this Section 7.10(c), in response to an Acquisition Proposal that is submitted to such Party or any of its Subsidiaries by such Person (and not

61

      withdrawn) if: (A) neither such Party nor any Representative of such Party shall have breached this Section; (B) the Board of Directors of such Party concludes in good faith after consulting with its financial and legal advisors, that the Acquisition Proposal is a Superior Offer or is reasonably likely to lead to a Superior Offer; (C) at least two business days prior to furnishing any such non-public information to, or entering into discussions with, such Person, such Party gives the other Party written notice of the identity of such Person and of such Party's intention to furnish non-public information to, or enter into discussions with, such Person; (D) such Party receives from such Person an executed confidentiality agreement containing provisions (including nondisclosure provisions, use restrictions, non-solicitation provisions, no hire provisions and "standstill" provisions) at least as favorable to such Party as those contained in the Non-Disclosure Agreement; and (E) concurrently with furnishing any such nonpublic information to such Person, such Party furnishes such nonpublic information to the other Party (to the extent such nonpublic information has not been previously furnished). Without limiting the generality of the foregoing, each Party acknowledges and agrees that, in the event any officer, director, employee, controlling stockholder, agent or representative (including, without limitation, any investment banker, attorney or accountant retained by it or any of its Subsidiaries) of such Party (each, a "Representative") (whether or not such Representative is purporting to act on behalf of such Party) takes any action that, if taken by such Party, would constitute a breach of this Section by such Party, the taking of such action by such Representative shall be deemed to constitute a breach of this Section by such Party for purposes of this Agreement.

  (d)
  If any Party or any Representative of such Party receives an Acquisition Proposal at any time prior to the Closing Date, then such Party shall promptly (and in no event later than one (l) business day after such Party becomes aware of such Acquisition Proposal) advise the other Party orally and in writing of such Acquisition Proposal (including the identity of the Person making or submitting such Acquisition Proposal, and the terms thereof). Such Party shall keep the other Party fully informed with respect to the status and terms of any such Acquisition Proposal and any modification or proposed modification thereto.

  (e)
  Each Party shall immediately cease and cause to be terminated any existing discussions with any Person that relate to any Acquisition Proposal as of the date of this Agreement.

  (f)
  Each Party shall not release or permit the release of any Person from, or waive or permit the waiver of any provision of or right under, any confidentiality, non-solicitation, no hire, "standstill" or similar agreement (whether entered into prior to or after the date of this Agreement) to which such Party is a party or under which such Party has any rights, and shall enforce or cause to be enforced each such agreement to the extent requested by the other Party. Each Party shall promptly request each Person that has executed a confidentiality or similar agreement in connection with its consideration of a possible Acquisition Transaction or equity investment to return to such Party all confidential information heretofore furnished to such Person by or on behalf of such Party.

7.11   Notice of Certain Events.

        Each of BPOMS and HealthAxis shall as promptly as reasonably practicable notify the other of: (i) any notice or other communication from any Person alleging that the consent of such Person (or another Person) is or may be required in connection with the transactions contemplated by this Agreement and/or that such consent will or may be withheld or unobtainable on a timely basis or without unreasonable effort or expense; (ii) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; (iii) any actions, suits, claims, investigations or proceedings commenced or threatened against, relating

62

to or involving or otherwise affecting such Party or any of its Subsidiaries that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 5.9 or 6.9, as applicable, or which relate to the consummation of the transactions contemplated by this Agreement; and (iv) of any fact or occurrence between the date of this Agreement and the Effective Time of which it becomes aware which makes any of its representations and warranties contained in this Agreement untrue in any material respect (without regard to any materiality qualification contained in such representation or warranty) or causes any breach of its obligations under this Agreement in any material respect (without regard to any materiality qualification contained in such obligation).

7.12   Directors and Officers.

        HealthAxis shall cause the Persons to be nominated for election to the HealthAxis Board of Directors as BPOMS shall designate in writing prior to the filing of the preliminary Proxy Statement (the "BPOMS Designees"). The HealthAxis Proxy Statement shall include a proposal that the BPOMS Designees be elected to serve as directors of HealthAxis, subject to the condition that the Closing Date occur within thirty (30) days of the HealthAxis Meeting. BPOMS will ensure that all information required to be provided in the HealthAxis Proxy Statement regarding the BPOMS Designees is true and correct and is timely provided to HealthAxis. At or prior to the Effective Time, HealthAxis shall obtain the resignations as officers (but not as employees) of all current officers of HealthAxis, to be effective as of the Effective Time. Effective as of the Effective Time, the Board of Directors of HealthAxis shall appoint each of the individuals to serve as officers of HealthAxis as BPOMS shall designate in writing prior to the filing of the preliminary Proxy Statement.

7.13   Indemnification and Insurance.

  (a)
  The By-Laws and charter of each of HealthAxis and the Surviving Corporation shall contain the provisions with respect to indemnification set forth in the By-Laws and charter of each of HealthAxis and BPOMS respectively, which provisions shall not be amended, repealed or otherwise modified for a period of six (6) years from the Effective Time in any manner that would adversely affect the rights thereunder as of the Effective Time of individuals who at the Effective Time were directors, officers, employees or agents of HealthAxis or BPOMS, respectively, unless such modification is required after the Effective Time by law.

  (b)
  Notwithstanding the foregoing, HealthAxis and the Surviving Corporation do hereby agree, to the fullest extent permitted under applicable law or under HealthAxis' or the Surviving Corporation's charter or By-Laws, to indemnify and hold harmless, each present and former director, officer or employee of HealthAxis or BPOMS, as applicable, or any of their respective Subsidiaries (collectively, the "Indemnified Parties") against any costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, (x) arising out of or pertaining to the negotiation, authorization, execution or performance of this Agreement or any document or agreement contemplated hereby, or the transactions contemplated hereby or thereby, or (y) otherwise with respect to any acts or omissions occurring at or prior to the Effective Time, to the same extent as provided in HealthAxis' or BPOMS' charter or By-Laws, as applicable, or any applicable contract or agreement as in effect on the date hereof, in each case for a period of six (6) years after the Effective Time. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), (i) the Indemnified Parties may retain any counsel reasonably satisfactory to HealthAxis, (ii) after the Effective Time, HealthAxis shall advance to the Indemnified Party the reasonable fees and expenses of such counsel, and other reasonable costs incurred in the defense of such matter, and (iii) HealthAxis and the Surviving Corporation will cooperate in the defense of any such

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    matter; provided, however, that HealthAxis and/or the Surviving Corporation shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld); and provided, further, that, in the event that any claim or claims for indemnification are asserted or made within such six (6).year period, all rights to indemnification in respect of any such claim or claims shall continue until the disposition of any and all such claims. The Indemnified Parties as a group may retain only one law firm to represent them in each applicable jurisdiction with respect to any single action unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties, in which case each Indemnified Person with respect to whom such a conflict exists (or group of such Indemnified Persons who among them have no such conflict) may retain one separate law firm in each applicable jurisdiction.

  (c)
  This Section 7.13 shall survive the consummation of the Merger at the Effective Time, is intended to benefit HealthAxis, BPOMS, the Surviving Corporation and the Indemnified Parties, shall be binding on all successors and assigns of the Surviving Corporation and HealthAxis and shall be enforceable by the Indemnified Parties as third-party beneficiaries to this Agreement.

  (d)
  HealthAxis and BPOMS shall, until at least the sixth anniversary of the Effective Time, cause to be maintained in effect, to the extent available, the policies of directors' and officers' liability insurance maintained by HealthAxis and the HealthAxis Subsidiaries as of the date hereof (or policies of at least the same coverage and amounts containing terms that are not less advantageous to the insured parties) with respect to claims arising from facts that occurred on or prior to the Effective Time, including without limitation all claims based upon, arising out of, directly or indirectly resulting from, in consequence of, or in any way involving the Merger and any and all related events. In lieu of the purchase of such insurance by HealthAxis, HealthAxis may purchase a six (6) year non-cancellable extended reporting period endorsement ("Reporting Tail Coverage") under HealthAxis' existing directors' and officers' liability insurance coverage, providing that such Reporting Tail Coverage shall extend .the directors' and officers' liability coverage in force as of the date hereof for a period of at least six years from the Effective Time for any claim based upon, arising out of, directly or indirectly resulting from, in consequence of, or any way involving acts or omissions occurring or prior to the Effective Time, including without limitation all claims based upon, arising out of, directly or indirectly resulting from, in consequence of, or any way involving this Agreement, all agreements contemplated hereby, the Merger or any and all related events. BPOMS shall cooperate with HealthAxis in obtaining such insurance coverage.

7.14   Restrictions on Transfer.

        Subject to the receipt of the California Permit and the continued listing of the HealthAxis Common Stock on the Nasdaq Capital Market, each share of HealthAxis Common or Preferred Stock to be issued hereunder shall be issued without any legend restricting transfer of such shares except (i) as relates to restrictions on the transfer by Affiliates of HealthAxis (following completion of the Merger) pursuant to Rule 144 of the Securities Act, as applicable, and (ii) any legend relating to BPOMS' Restricted Stock while such shares are subject to any repurchase option, risk of forfeiture or other condition.

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 ARTICLE 8
CONDITIONS

8.1   Conditions to Each Party's Obligation to Effect the Merger.

        The respective obligation of each Party to effect the Merger and the other transactions contemplated herein shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, any or all of which may be waived, in whole or in part by the parties hereto, to the extent permitted by applicable law:

  (a)
  This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of stockholders of BPOMS and HealthAxis.

  (b)
  The BPOMS Pre-Merger Steps shall have been completed.

  (c)
  The HealthAxis Pre-Merger Steps shall have been consummated.

  (d)
  BPOMS shall have entered into mutually acceptable employment agreements with the four (4) current senior management employees of HealthAxis. Such employment agreements will become effective at the Effective Time and may provide that they will be assumed by HealthAxis at that time.

8.2   Conditions to Obligations of BPOMS to Effect the Merger.

        The obligation of BPOMS to effect the Merger and to complete the BPOMS Pre-Merger Steps shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, unless waived by BPOMS:

  (a)
  Each of the representations and warranties of HealthAxis contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except to the extent that any changes, circumstances or events making such representations and warranties not true or correct would not, individually or in the aggregate, constitute a HealthAxis Material Adverse Effect (without regard to any materiality qualification contained in such representation or warranty), and BPOMS shall have received a certificate, dated the Closing Date, signed on behalf of HealthAxis by the Chief Executive Officer or Chief Financial Officer of HealthAxis to the foregoing effect.

  (b)
  HealthAxis shall have performed or complied in all material respects (without regard to any materiality qualification contained in the covenants herein) with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date, and BPOMS shall have received a certificate, dated the Closing Date, signed on behalf of HealthAxis by the Chief Executive Officer or Chief Financial Officer of HealthAxis to the foregoing effect.

  (c)
  From the date of this Agreement through the Effective Time, there shall not have occurred any change, circumstance or event concerning HealthAxis and the HealthAxis Subsidiaries, taken as a whole, that has had a HealthAxis Material Adverse Effect (it being agreed that none of the matters referred to in Section 6.9 of the HealthAxis Disclosure Letter shall be deemed to constitute a HealthAxis Material Adverse Effect), and BPOMS shall have received a certificate, dated the Closing Date, signed on behalf of HealthAxis by the Chief Executive Officer or Chief Financial Officer of HealthAxis to the foregoing effect to such officer's knowledge.

  (d)
  The BPOMS Designees shall have been duly elected as directors of HealthAxis and the persons designated by BPOMS to serve as officers of HealthAxis shall have been duly appointed, as of the Effective Time.

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  (e)
  All third party consents required in order to enable HealthAxis to consummate the transactions contemplated hereby shall have been obtained on terms and conditions acceptable to BPOMS.

  (f)
  The HealthAxis/Tak Investor Rights Agreement, the HealthAxis/Tak Registration Rights Agreement, the HealthAxis/Preferred Investor Rights Agreement and the HealthAxis/Preferred Registration Rights Agreement shall have been terminated without any liability to HealthAxis, effective as of the Closing Date.

  (g)
  HealthAxis shall not be in default under the terms of the SVB Loan Agreement, HealthAxis shall be entitled to continue to draw on the working capital credit facility under the SVB Loan Agreement and, to the extent required, Silicon Valley Bank shall have consented to the consummation of the transactions contemplated hereby.

8.3   Conditions to Obligations of HealthAxis and Merger Sub to Effect the Merger.

        The obligations of HealthAxis and Merger Sub to effect the Merger and the HealthAxis Pre-Merger Steps shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, unless waived by HealthAxis:

  (a)
  Each of the representations and warranties of BPOMS contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date except to the extent that any changes, circumstances or events making such representations and warranties not true or correct would not, individually or in the aggregate, constitute a BPOMS Material Adverse Effect (without regard to any materiality qualification contained in such representation or warranty), and HealthAxis shall have received a certificate, dated the Closing Date, signed on behalf of BPOMS by the Chief Executive Officer or the Chief Financial Officer of BPOMS to the foregoing effect.

  (b)
  BPOMS shall have performed or complied in all material respects (without regard to any materiality qualification contained in the covenants herein) with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, and HealthAxis shall have received a certificate, dated the Closing Date, signed on behalf of BPOMS by the Chief Executive Officer or the Chief Financial Officer of BPOMS to the foregoing effect.

  (c)
  From the date of this Agreement through the Effective Time, there shall not have occurred any change, circumstance or event, concerning BPOMS and the BPOMS Subsidiaries, taken as a whole, that has had a BPOMS Material Adverse Effect and HealthAxis shall have received a certificate, dated the Closing Date, signed on behalf of BPOMS by the Chief Executive Officer or the Chief Financial Officer of BPOMS to the foregoing effect.

  (d)
  All third party consents required in order to enable BPOMS to consummate the transactions contemplated hereby shall have been obtained on terms and conditions acceptable to HealthAxis.

ARTICLE 9
TERMINATION

9.1   Termination.

        This Agreement may be terminated and abandoned at any time prior to the Effective Time (whether before or after approval and adoption of this Agreement and/or approval of the issuance of the HealthAxis Shares by the stockholders of HealthAxis):

  (a)
  by mutual written consent authorized by the Board of Directors of HealthAxis and BPOMS;

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  (b)
  by either HealthAxis or BPOMS if any United States federal or state court of competent jurisdiction or other governmental entity shall have issued a final order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable, provided that the Party seeking to terminate shall have used its commercially reasonable efforts to appeal such order, decree, ruling or other action;

  (c)
  by HealthAxis upon a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of BPOMS and as a result of such breach the conditions set forth in Section 8.3(a) or Section 8.3(b), as the case may be, would not then be satisfied; provided, that if such breach is capable of being cured by the Termination Date and BPOMS diligently proceeds to cure the breach, then HealthAxis shall not have the right to terminate this Agreement under this Section 9.1(c) unless such breach has not been so cured by the Termination Date;

  (d)
  by BPOMS upon a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of HealthAxis or Merger Sub and as a result of such breach the conditions set forth in Section 8.2(a) or Section 8.2(b), as the case may be, would not then be satisfied; provided, that if such breach is capable of being cured by the Termination Date and HealthAxis diligently proceeds to cure the breach, then BPOMS shall not have the right to terminate this Agreement under this Section 9.1(d) unless such breach has not been so cured by the Termination Date;

  (e)
  by BPOMS if any of the consents referred to in paragraph 8.2(e) hereof are not obtained prior to the Effective Time, or by HealthAxis if any of the consents referred to in paragraph 8.3(d) hereof are not obtained prior to the Effective Time;

  (f)
  by BPOMS or HealthAxis if (i) the Board of Directors of HealthAxis pursuant to Section 7.3(c) fails to make, withdraws or modifies adversely to BPOMS its approval or recommendation of this Agreement or (ii) HealthAxis enters into a definitive agreement providing for the implementation of a Superior Offer in accordance with the provisions of Section 7.10;

  (g)
  by BPOMS or HealthAxis if (i) the Board of Directors of BPOMS pursuant to Section 7.2(a) fails to make, withdraws or modifies adversely to HealthAxis its approval or recommendation of this Agreement or (ii) BPOMS enters into a definitive agreement providing for the implementation of a Superior Offer in accordance with the provisions of Section 7.10;

  (h)
  by either HealthAxis or BPOMS, if the Merger shall not have been consummated on or before December 31, 2008 ("Termination Date") (other than due to the failure of the Party seeking to terminate this Agreement to perform its obligations under this Agreement required to be performed by it at or prior to the Effective Time, a breach by such Party of this Agreement or the failure of such Party to satisfy the conditions precedent to the other Party's obligation to effect the Merger);

  (i)
  by HealthAxis or BPOMS if this Agreement and the transactions contemplated hereby shall have failed to receive the requisite vote for approval and adoption by the common stockholders of HealthAxis or BPOMS upon the execution of a written consent or the holding of a duly convened stockholders meeting and any adjournments thereof;

  (j)
  by HealthAxis if BPOMS suffers a BPOMS Material Adverse Effect, or by BPOMS if HealthAxis suffers a HealthAxis Material Adverse Effect (it being agreed that none of the matters referred to in Section 6.9 of the HealthAxis Disclosure Letter shall be deemed to constitute a HealthAxis Material Adverse Effect); or

67

  (k)
  by either Party, if the other Party becomes unable to pay its liabilities as they come due or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against such other Party (and not dismissed within sixty (60) days).

        The right of any Party hereto to terminate this Agreement pursuant to this Section 9.1 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Party hereto, any Person controlling any such Party or any of their respective employees, officers, directors, agents, representatives or advisors, whether prior to or after the execution of this Agreement.

9.2   Effect of Termination.

        In the event of the termination and abandonment of this Agreement pursuant to Section 9.1 hereof, this Agreement shall forthwith become void and have no effect, without any liability on the part of any Party hereto or its affiliates, directors, officers or stockholders and all rights and obligations of any Party hereto shall cease except for the agreements contained in this Section 9.2 (Effect of Termination), Section 9.3 (Expenses and Termination Fees), Section 9.4 (Extension; Waiver) and Section 10.5 (Confidentiality); provided, however, that nothing contained in this Section 9.2 shall relieve any Party from liability for any breach of this Agreement.

9.3   Expenses and Termination Fee.

  (a)
  Except as set forth in this Section 9.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses, whether or not the Merger is consummated and irrespective of the failure of any closing condition set forth in Article 8 hereof to be met.

  (b)
  BPOMS shall pay as and when requested all fees and expenses incurred by HealthAxis in listing the HealthAxis Shares on the Nasdaq Capital Market in connection with the Merger and in connection with the substitute listing for the Reverse Split.

  (c)
  HealthAxis shall pay BPOMS a termination fee of $500,000, upon the termination of this Agreement by BPOMS pursuant to Section 9.1(d) or upon termination of this Agreement by BPOMS or HealthAxis pursuant to Section 9.1(f).

  (d)
  BPOMS shall pay HealthAxis a termination fee of $500,000 upon the termination of this Agreement by HealthAxis pursuant to Section 9.1(c) or upon termination of this Agreement by HealthAxis or BPOMS pursuant to Section 9.1(g).

  (e)
  If either Party fails to pay when due any amount payable by such Party under Section 9.3, then (i) such Party shall reimburse the other Party for reasonable costs and expenses (including reasonable fees and disbursements of counsel) incurred in connection with the collection of such overdue amount and the enforcement by the other Party of its rights under this Section 9.3, and (ii) such Party shall pay to the other Party interest on such overdue amount (for the period commencing as of the date such overdue amount was originally required to be paid and ending on the date such overdue amount is actually paid to the other Party in full) at a rate per annum equal to the "prime rate" (as announced by Bank of America or any successor thereto) in effect on the date such overdue amount was originally required to be paid.

  (f)
  Subject to Section 9.3(g), the remedy set forth in Section 9.3(c) shall be BPOMS' exclusive remedy in the event of the termination of this Agreement on a basis specified therein, and the remedy set forth in Section 9.3(d) shall be HealthAxis' exclusive remedy in the event of the termination of this Agreement on a basis specified therein.

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  (g)
  BPOMS, HealthAxis and Merger Sub each acknowledges that the agreements contained in this Section 9.3 are an integral part of the transactions contemplated by this Agreement and that the amounts payable hereunder are not a penalty, but rather are liquidated damages in a reasonable amount that will compensate the aggrieved party for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, and for losses and damages likely to be incurred or suffered as a result of termination in the circumstances described in this Section 9.3, which amounts would otherwise be impossible to calculate with precision. In the event that a Party hereto shall fail to pay an amount specified under this Section 9.3 when due, the costs and expenses actually incurred or accrued by the Party entitled thereto shall also be paid by the Party failing to pay the specified amount when due. Payment of the fees and expenses described in this Section 9.3 shall not be in lieu of any damages incurred in the event of willful breach of this Agreement.

9.4   Extension; Waiver.

        At any time prior to the Effective Time, any Party hereto, by action taken by its Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other Party, (b) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of a Party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party.

ARTICLE 10
GENERAL PROVISIONS

10.1   Nonsurvival of Representations, Warranties and Agreements.

        The representations and warranties of HealthAxis, Merger Sub, and BPOMS contained in this Agreement or any certificate or instrument delivered pursuant to this Agreement shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time and this Article 10 shall survive the Effective Time.

10.2   Notices.

        Any notice required to be given hereunder shall be in writing and shall be sent by facsimile transmission (confirmed by any of the methods that follow), courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first class postage prepaid) and addressed as follows:

        If to BPOMS:

    BPO Management Services Inc.
    1290 N. Hancock St.
    Suite 202
    Anaheim, California 92807
    Attn: Chief Executive Officer
    Tel.: (714) 974.2670
    Fax: (714) 970.1342

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        With a copy to (which shall not constitute notice):

    Cornman & Swartz
    19800 MacArthur Blvd., Suite 820
    Irvine, CA 92612
    Attn: Jack T. Cornman, Esq.
    Tel.: (949) 224-1500
    Fax: (949) 224-1505

    and

        If to HealthAxis and Merger Sub:

    HealthAxis Inc.
    7301 North State Highway 161, Suite 300
    Irving, Texas 75039
    Attn: Chief Executive Officer
    Tel.: 972-443-5223
    Fax: 972-409-0977

        With copies to (which shall not constitute notice):

    HealthAxis Inc.
    7301 North State Highway 161, Suite 300
    Irving, Texas 75039
    Attn: General Counsel
    Tel.: 972-443-5241
    Fax: 972-409-0977

    Locke Lord Bissell & Liddell LLP
    2200 Ross Avenue, Suite 2200
    Dallas, Texas 75201
    Attn: John B. McKnight, Esq.
    Tel.: 214-740-8675
    Fax: 214-756-8675

or to such other address as any Party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date received.

10.3   Assignment; Binding Effect; Benefit.

        Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective heirs, surviving corporations, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

10.4   Entire Agreement.

        This Agreement, the BPOMS Disclosure Letter, the HealthAxis Disclosure Letter, the Schedules, the Exhibits and any documents delivered by the parties in connection herewith constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto, except that the Non-Disclosure

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Agreement (as hereinafter defined) shall remain in effect and shall be binding upon HealthAxis and BPOMS in accordance with its terms. No addition to or modification of any provision of this Agreement shall be binding upon any Party hereto unless made in writing and signed by all parties hereto.

10.5   Confidentiality.

        HealthAxis and BPOMS understand and agree that they are and shall remain bound by and subject to the terms of the non-disclosure agreement, dated as of February 8, 2008, by and between HealthAxis and BPOMS (the "Non-Disclosure Agreement"), regardless of any termination of this Agreement.

10.6   Amendment.

        This Agreement may be amended by the parties hereto, by action taken by their respective authorized Person, Persons or governing bodies, at any time before or after approval of matters presented in connection with the Merger by the stockholders of BPOMS and HealthAxis, but after any such stockholder approval, no amendment shall be made which by law requires the further approval of stockholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

10.7   Governing Law; Attorneys' Fees.

  (a)
  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws. Each of HealthAxis and BPOMS hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of Delaware and the United States of America located in the State of Delaware (the "Delaware Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agree not to commence any litigation relating thereto except in such courts), consent to the service of process in such Delaware Courts, waive any objection to the laying of venue of any such litigation in the Delaware Courts and agree not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum.

  (b)
  In any action at law or suit in equity to enforce this Agreement or the rights of any Parties under this Agreement, the prevailing Party in such action or suit shall be entitled to receive a reasonable sum for its attorney's fees and all other reasonable costs and expenses incurred in such action or suit.

10.8   Counterparts.

        This Agreement may be executed by the parties hereto in separate counterparts, each of which so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

10.9   Headings.

        Headings of the Articles and Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

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10.10    Waivers.

        Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any Party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

10.11    Incorporation.

        The BPOMS Disclosure Letter and the HealthAxis Disclosure Letter and all Schedules attached hereto and thereto and referred to herein and therein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

10.12    Severability.

        Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

10.13    Interpretation.

  (a)
  In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders.

  (b)
  As used in this Agreement, the word "Subsidiary" or "Subsidiaries" when used with respect to any Party means any corporation, partnership, joint venture, business trust or other entity, of which such Party directly or indirectly owns or controls at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization.

  (c)
  As used in this Agreement, the word "Person" means an individual, a corporation, a partnership, an association, a joint stock company, a trust, a limited liability company, any unincorporated organization or any other entity.

  (d)
  As used in this Agreement unless otherwise indicated, the word "Affiliate" shall have the meaning set forth in Rule 12b-2 of the Exchange Act.

10.14    Specific Performance.

        The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist, and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, without the posting of any bond whatsoever in addition to any other remedy at law or equity.

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        IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

HEALTHAXIS, INC.
Per:	/s/ John M. Carradine
Per:	CEO and President
OUTSOURCING MERGER SUB, INC.
Per:	/s/ John M. Carradine
Per:	President
BPO MANAGEMENT SERVICES, INC.
Per:	/s/ Patrick Dolan
Per:	Chairman and CEO

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 Annex B

AMENDMENT TO AGREEMENT AND PLAN OF MERGER

        THIS AMENDING AGREEMENT ("Amending Agreement") is made and entered into as of October 21, 2008 among HealthAxis Inc., a Pennsylvania corporation ("HealthAxis"), Outsourcing Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of HealthAxis ("Merger Sub") and BPO Management Services, Inc., a Delaware corporation ("BPOMS"). Each of HealthAxis, Merger Sub and BPOMS are sometimes referred to herein as a "Party" or, collectively, the "Parties".

RECITALS

A.
HealthAxis, Merger Sub and BPOMS entered into an agreement and plan of merger (the "Merger Agreement") as of September 5, 2008 providing for a merger of Merger Sub into BPOMS and the issuance of shares of HealthAxis Common Stock and HealthAxis Series B Preferred Stock to the securityholders of BPOMS.

B.
The Parties have agreed to amend certain provisions of the Merger Agreement, as provided by this Amending Agreement.

AGREEMENT

        IN CONSIDERATION OF the foregoing and of the mutual covenants and agreements herein contained, the Parties agree as follows:

1.
In this Amending Agreement, all capitalized terms which are not defined herein shall have the same meanings as set out in the Merger Agreement.

2.
Each of the Exchange Ratios provided for by the Merger Agreement in respect of each class or series of BPOMS Stock and in respect of each series of the BPOMS Investor Warrants, BPOMS Non-Investor Warrants and BPOMS Options indicated below are hereby amended (and remain subject to adjustment after determination of the Reverse Split and otherwise in accordance with Section 3.6 of the Merger Agreement) to be the amounts hereinafter specified (and the definitions of each of the Exchange Ratios in the Merger Agreement shall be as so specified):

Class or Series of Stock, Warrants or Options	Amended Exchange Ratios
BPOMS Common Shares	0.2467 ("Exchange Ratio")
BPOMS Series A Preferred Shares	0.2773 ("Exchange Ratio")
BPOMS Series B Preferred Shares	0.2467 ("Exchange Ratio")
BPOMS Series C Preferred Shares	1.2868 ("Series C Exchange Ratio")
BPOMS Series D Preferred Shares	3.9475 ("Series D Exchange Ratio")
BPOMS Series D-2 Preferred Shares	3.9475 ("Series D-2 Exchange Ratio")
BPOMS Series F Preferred Shares	6.1679 ("Series F Exchange Ratio")
BPOMS Series C Investor Warrant ($0.01)	0.2467 ("Series C Warrant Exchange Ratio")
BPOMS Series D Investor Warrant ($0.01)	0.2467 ("Series D Warrant Exchange Ratio")
BPOMS Outstanding Investor Warrants	0.2467 ("Exchange Ratio")
BPOMS Non-Investor Warrants	0.2467 ("Exchange Ratio")
BPOMS Options	0.2467 ("Exchange Ratio")
3.
Paragraph 9.1(h) of the Merger Agreement is hereby amended by changing the Termination Date from December 31, 2008 to January 31, 2009.

4.
Paragraph 9.3(c) of the Merger Agreement is hereby deleted and replaced with the following:

      "HealthAxis shall pay BPOMS a termination fee of $500,000 upon (i) termination of this Agreement by BPOMS pursuant to Section 9.1(d) at any time, or (ii) termination of this Agreement by BPOMS or HealthAxis pursuant to Section 9.1(f) at any time prior to October 27, 2008. HealthAxis shall pay BPOMS a termination fee of $1,000,000: (x) upon termination of this Agreement by BPOMS or HealthAxis pursuant to Section 9.1(f) at any time on or after October 27, 2008, or (y) in the event that HealthAxis terminates this Agreement pursuant to Section 9.1(h) and, prior to the Termination Date, HealthAxis has received an Acquisition Proposal from another Person and HealthAxis then completes an Acquisition Transaction with that Person or any affiliate thereof at any time on or before December 31, 2009."

5.
Paragraph 9.3(d) of the Merger Agreement is hereby deleted and replaced with the following:

      "BPOMS shall pay HealthAxis a termination fee of $500,000 upon (i) termination of this Agreement by HealthAxis pursuant to Section 9.1(c) at any time, or (ii) termination of this Agreement by HealthAxis or BPOMS pursuant to Section 9.1(g) at any time prior to October 27, 2008. BPOMS shall pay HealthAxis a termination fee of $1,000,000 upon termination of this Agreement by HealthAxis or BPOMS pursuant to Section 9.1(g) at any time on or after October 27, 2008."

6.
All numerical references in the Merger Agreement to the number of BPOMS Series A Preferred Shares authorized or issued and outstanding shall be deemed to be 1,608,612.

7.
All numerical references in the Certificate of Designation of the HealthAxis Series B Preferred Shares shall be adjusted consistent with the modification of the Exchange Ratios set forth in this Amending Agreement.

8.
As and from the date of this Amending Agreement, all references in any other documents to the Merger Agreement shall be construed as references to the Merger Agreement, as amended hereby. Except as expressly amended hereby, each and every provision of the Merger Agreement shall continue in full force and effect and is hereby confirmed, and all rights and obligations of the Parties shall not be affected in any manner except as specifically provided for in this Amending Agreement.

9.
This Amending Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument.

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        IN WITNESS WHEREOF, the Parties hereto have executed this Amending Agreement as of the date first above written.

HEALTHAXIS INC.
Per:	/s/ JOHN CARRADINE

Per:	Chief Executive Officer and President

OUTSOURCING MERGER SUB, INC.
Per:	/s/ JOHN CARRADINE

Per:	President

BPO MANAGEMENT SERVICES, INC.
Per:	/s/ PATRICK DOLAN

Per:	Chairman of the Board and Chief Executive Officer

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 Annex C

Board of Directors Healthaxis, Inc. 7301 State Hwy 161, Suite 300 Irving, TX 75039	July 29, 2008

Gentlemen:

        You have asked us to render our opinion as to the fairness, from a financial point of view, to Healthaxis, Inc. ("HAXS" or the "Company") and the holders of outstanding shares of capital stock of HAXS of the acquisition of the outstanding capital stock of BPO Management Services, Inc. ("BPOMS") in exchange for the issuance to BPOMS' shareholders of approximately 80% of the total shares of HAXS (the "Share Exchange") on a post-acquisition, fully diluted basis. It is our understanding that HAXS and BPOMS plan to enter into an Agreement and Plan of Merger in substantially the form provided to us by draft dated July 23, 2008 (the "Agreement") which describes the terms of the Share Exchange, provides for a restructuring of the respective companies' share classes, and describes an equity capital raise which has been completed by BPOMS prior to the proposed merger ("Merger").

        You have advised us that the Company and BPOMS intend to perform the Share Exchange, all as more fully set forth in the Agreement, as follows:

  •
  Prior to the Merger, BPOMS will complete a re-structuring of its outstanding capitalization and raise equity capital through its existing institutional investors totaling $5.6 million,

  •
  Prior to the Merger, HAXS will complete a restructuring its capitalization such that it would eliminate certain outstanding warrants and reduce the total share count on a fully-diluted basis to 10.6 million, and

  •
  At closing HAXS would issue BPOMS 37.4 million shares of common stock or common stock equivalents underlying newly issued preferred stock, and 6.1 million warrants and/or options.

        Westlake Securities, LLC, as part of its investment banking business, is regularly engaged in performing financial analyses of companies and their securities in connection with mergers and acquisitions, corporate transactions, valuations, and for other purposes. We have not advised HAXS in the structuring or negotiation of the Share Exchange or Merger as set forth in the Agreement, and we do not expect to receive compensation for our services in connection with the Share Exchange or Merger, except as related to the rendering of this opinion. HAXS has agreed to reimburse our reasonable expenses including expenses of our legal counsel, and to indemnify us against certain liabilities arising out of our engagement, including liabilities under federal securities laws. We may provide financial advisory services to HAXS in the future.

        In the course of our engagement we have reviewed and analyzed:

  •
  The Agreement;

  •
  HAXS' and BPOMS' annual reports to stockholders and its financial statements as filed on Form 10-K, as amended, for each of the two fiscal years ended December 31, 2006, and December 31, 2007;

  •
  HAXS' and BPOMS' [unaudited] financial statements as of and for the period ended June 30, 2008;

  •
  HAXS' and BPOMS' quarterly reports and financial statements as filed on Form 10-Q for the periods ending March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007, and March 31, 2008 respectively;

  •
  Certain reported financial terms of selected recent transactions and the market price of publicly traded companies which we deemed to be relevant;

  •
  Publicly available business and financial information regarding both HAXS and BPOMS;

  •
  Certain forecasts and supporting information prepared by both HAXS' and BPOMS' management with respect to the Share Exchange and Merger;

  •
  Discussions with both HAXS' and BPOMS' management regarding the background of the Share Exchange and reasons and basis for pursuing the Merger and both management teams' opinion of future business prospects for the newly merged entity; and

  •
  Documents provided by HAXS and BPOMS regarding their respective current and expected capital structures, including but not limited to the HAXS Series E Preferred Stock Certificate of Designation, the BPOMS Series F Preferred Stock Certificate of Designation, the HAXS/Tak Termination Agreement, HAXS Preferred Conversion and Termination Agreement, the BPOMS and HAXS Promissory Notes, and the BPOMS and HAXS Voting Agreements.

        For purposes of this opinion, we have assumed and relied on, without independent verification, the accuracy and completeness of the financial, accounting, business, legal, tax, and other pertinent information furnished to us by HAXS and BPOMS and the material otherwise made available to us, including information from published sources, and we have not independently verified such data. With respect to the financial information, including financial forecasts of both HAXS and BPOMS management and information relating to certain strategic, financial and operational benefits anticipated by the Company's and BPOMS' respective management teams from the Share Exchange and Merger, which we received from HAXS and BPOMS, we have assumed (with your consent) that they have been reasonably prepared reflecting the best currently available estimates and good faith judgment of the management teams of HAXS and BPOMS. We express no view as to such forecasts or projected information. We have also assumed that all government, regulatory, and other consents necessary for the consummation of the Share Exchange and Merger will be obtained without any adverse affect on HAXS, BPOMS, or the newly merged entity or the benefits of the Share Exchange and Merger expected by HAXS and BPOMS management teams in any way material to our analysis. We express no opinion on matters of a legal, regulatory, tax or accounting nature or the ability of the Share Exchange and Merger to be consummated.

        Our opinion is based on the market, economic, and other relevant considerations as they exist and have been evaluated by us on the date hereof. We have assumed that there has been no material change in HAXS' or BPOMS' respective assets, financial condition, results of operations, business or prospects since the date of the most recent financial statements made available to us. We have not conducted any valuation or appraisal of any assets or liabilities, nor have any such valuations or appraisals been provided to us. In rendering our opinion, we have assumed that the Share Exchange and Merger will be consummated according to the terms described in the Agreement.

        This opinion does not address the underlying business decision of HAXS to engage in the Share Exchange and Merger with BPOMS. It should be understood that subsequent developments may affect this opinion, and we do not have any duty or obligation to update, revise, or reaffirm this opinion. In addition, we express no opinion or recommendation as to how the stockholders or creditors of or any claimants against HAXS, BPOMS, or any of their respective affiliates should view or regard the Share Exchange and Merger. We have not contacted or solicited any existing holder of HAXS' or BPOMS' equity in connection with our rendering of this opinion. We render no opinion with respect to the relative rights and benefits or detriments of stockholders, creditors, or any other holders of claims or rights against HAXS, BPOMS, or any of their respective affiliates in connection with the Share Exchange or the Merger. No opinion is rendered with respect to HAXS, BPOMS, or any of their respective affiliates. Our opinion is rendered in regard to the Share Exchange as described in the

Agreement, and does not take into account or give effect to any adjustment to the Share Exchange or Merger that may occur subsequent to the date hereof. This opinion does not address the prices at which the capital stock of HAXS or BPOMS may trade after the date hereof or after the consummation of the Share Exchange and Merger.

        This opinion may not be disclosed, communicated, reproduced, disseminated, quoted or referred to at any time (in whole or part), to any third party or in any manner or for any purpose whatsoever without our prior written consent, which consent shall not be unreasonably withheld, based upon review by us of the content of any such public reference, which shall be satisfactory to us in our reasonable judgment, and which review shall be completed by us as soon as practicable, although this opinion may be included in its entirety in the proxy statement of HAXS used to solicit stockholder approval of the Share Exchange so long as any description of or reference to us or this opinion and the related analysis in such filing is in a form acceptable to us and our counsel. It is understood that this letter is addressed and directed to the Board of Directors of HAXS in its consideration of the Share Exchange with BPOMS and is not intended to be and does not constitute a recommendation to any stockholder as to how such stockholder should vote with respect to the Share Exchange.

        Subject to the foregoing, and based upon our experience as investment bankers, our activities described above, and other matters as we deemed relevant, we are of the opinion that as of the date hereof the Share Exchange is fair, from a financial point of view, to the Company and the holders of HAXS capital stock.

                      Very truly yours,

                      WESTLAKE SECURITIES, LLC

 Annex D

Board of Directors	September 5, 2008
c/o Ron Herbert, CFO HealthAxis, Inc. 7031 State Highway 161, Suite 300 Irving, TX 75039

Gentlemen:         You have asked us to consider documents provided to us on September 4, 2008 which describe certain changes to the proposed post-transaction capitalization structure of the HealthAxis ("HAXS") following the proposed Share Exchange with the holders of the outstanding capital stock of BPO Management Services ("BPOMS"). We have previously provided you with an opinion that in our view, this Share Exchange transaction is fair, from a financial perspective, to HAXS and the holders of the capital stock of HAXS. You have requested that we consider whether the recently provided documents would impact our prior opinion regarding the fairness of the transaction.

        After a review of the documents provided, which included a revised draft of the Merger Agreement dated September 4, 2008 describing the terms of the Share Exchange, and a comparison of the post-transaction ownership of HAXS shareholders as compared to the ownership of BPOMS Founders as well as existing investors in BPOMS (which will receive the Series B Preferred Stock following the transaction), we believe that the changes described in these documents would not impact our view regarding the fairness of the Share Exchange transaction. There does not appear to be a material adverse impact of these changes to the transaction as compared to the capitalization structure described previously. As of the date above, based on relevant considerations as they exist and have been evaluated by us on the date hereof and subject to the representation by Management that no additional documents exist which further affect the structure of the transaction as we have understood it, Westlake Securities hereby affirms its opinion that the Share Exchange is fair, from a financial perspective, to HAXS and the holders of the outstanding capital stock of HAXS.

                                                                                                                        Very truly yours,

                                                                                                                        Westlake Securities, LLC

 Annex E

FORM OF HEALTHAXIS VOTING AGREEMENT

        HEALTHAXIS VOTING AGREEMENT (this "Agreement") dated as of                                    , 2008, by and among BPO Management Services, Inc., a Delaware corporation ("BPOMS"), and                                    (the "Shareholder").

        WHEREAS, the Shareholder desires that HealthAxis Inc., a Pennsylvania corporation ("HealthAxis"), Outsourcing Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of HealthAxis ("Merger Sub"), and BPOMS enter into an Agreement and Plan of Merger dated the date hereof (the "Merger Agreement") providing for the merger of Merger Sub with and into BPOMS, HealthAxis issuing shares of its capital stock to the stockholders of BPOMS (the "Merger Stock Issuance"), HealthAxis effecting a reverse split of its shares of common stock (the "Reverse Split"), HealthAxis changing its corporate name to "BPO Management Services, Inc." (the "Corporate Name Change") and certain other transactions and matters. Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement.

        WHEREAS, the Shareholder is executing this Agreement as a material inducement to BPOMS to enter into and execute the Merger Agreement.

        NOW, THEREFORE, in consideration of the execution and delivery by BPOMS of the Merger Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

        1.     Representations and Warranties.

          (a)   The Shareholder represents and warrants to BPOMS as follows:

            (i)    The Shareholder is the record or beneficial owner of that number of shares of capital stock of HealthAxis set forth opposite the Shareholder's name on Schedule A (such shares, together with any shares of capital stock of HealthAxis issuable upon the exercise of options, warrants or other rights (whether or not contingent) held by the Shareholder as set forth on Schedule A, referred to herein as the "Subject Shares"). The Subject Shares constitute the only shares, with respect to which the Shareholder is the record or beneficial owner, of capital stock of HealthAxis or options, warrants or other rights (whether or not contingent) to acquire shares of capital stock of HealthAxis that are or may be entitled to vote on the Merger Agreement and the transactions and other matters contemplated thereby, at any meeting of HealthAxis' shareholders called to vote upon the Merger Agreement and the transactions and other matters contemplated thereby.

            (ii)   The Shareholder has the sole right to vote and Transfer (as defined herein) the Subject Shares set forth opposite its name on Schedule A, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of the Subject Shares, except (A) as provided by this Agreement, (B) as contemplated by the Merger Agreement and the exhibits thereto and (C) those arising under applicable securities laws.

            (iii)  The Shareholder has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. If the Shareholder is not a natural person, the Shareholder is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The execution and delivery of this Agreement by the Shareholder and the performance by the Shareholder of its obligations hereunder have been duly authorized by all necessary action on the part of the Shareholder. This Agreement has been duly executed and delivered by, and (assuming due authorization, execution and delivery by BPOMS) constitutes a valid and binding agreement of, the Shareholder, enforceable against the Shareholder in accordance with its terms, except as such enforcement may be subject to or limited by (A) bankruptcy, insolvency, reorganization, moratorium or other Laws, now or hereafter in effect, affecting creditors' rights generally and (B) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) (collectively, the "Enforceability Exceptions").

            (iv)  Neither the execution and delivery of this Agreement nor the performance by the Shareholder of its obligations hereunder will result in a violation of, or a default under, or conflict with, (A) if the Shareholder is not a natural person, any provision of its certificate of incorporation, bylaws, partnership agreement, limited liability company agreement or similar organizational documents, as applicable, or (B) any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Shareholder is a party or bound or to which the Subject Shares are subject, except, in the case of clause (B), as would not prevent, delay or otherwise materially impair the Shareholder's ability to perform its obligations hereunder. Execution, delivery and performance of this Agreement by the Shareholder will not violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Shareholder or the Subject Shares, except (x) for any reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby or (y) as would not reasonably be expected to prevent, delay or otherwise materially impair the Shareholder's ability to perform its obligations hereunder.

            (v)   The Subject Shares are held by the Shareholder, or by a nominee or custodian for the benefit of the Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except any such encumbrances arising hereunder.

            (vi)  No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission based upon arrangements made by or on behalf of the Shareholder in connection with its entering into this Agreement.

            (vii) The Shareholder understands and acknowledges that BPOMS is entering into the Merger Agreement in reliance upon the Shareholder's execution and delivery of this Agreement.

          (b)   BPOMS represents and warrants to the Shareholder that the execution and delivery of this Agreement by BPOMS and the consummation by BPOMS of the transactions contemplated hereby have been duly authorized by all necessary action on the part of BPOMS.

        2.     Voting Agreements.    During the Term (as defined below), at any meeting of HealthAxis shareholders or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) is sought therefor, the Shareholder shall, including by executing a written consent solicitation if requested by BPOMS, vote (or cause to be voted) the Subject Shares: (a) in favor of the approval of the Merger Agreement and the transactions and other matters contemplated thereby, including the Merger Stock Issuance, the Company's Articles of Amendment to effect the Reverse Split, the Corporate Name Change, and the termination of the Company's currently existing Series A Convertible Preferred Stock, (b) in favor of the slate of directors nominated by the HealthAxis Board of Directors, the ratification of the HealthAxis Board of Directors' selection of the Company's independent public accountants of HealthAxis for the year ended December 31, 2008, and the increase in the number of shares authorized and reserved for issuance under the HealthAxis 2005 Stock Incentive Plan, or the creation of a new equity incentive plan to accommodate such shares, (c) in favor of any other matter that could reasonably be expected to facilitate the transactions contemplated by the Merger Agreement and (d) against any transaction, agreement, matter or any Acquisition Transaction that would impede, interfere with, delay, postpone or attempt to discourage the Merger Agreement and the transactions and other matters contemplated thereby.

2

        3.     Irrevocable Proxy.    Concurrently with the execution of this Agreement, Shareholder agrees to deliver to BPOMS a proxy in the form attached hereto as Annex A. This proxy is coupled with an interest and is irrevocable until the end of the Term.

        4.     Revocation of Other Proxies.    To the extent inconsistent with the other provisions of this Agreement or the Merger Agreement, the Shareholder hereby revokes any and all previous proxies with respect to its Subject Shares.

        5.     Other Covenants.    The Shareholder agrees with, and covenants to, BPOMS as follows:

          (a)   During the Term, the Shareholder shall not (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or consent to any Transfer of, any Subject Shares or any interest therein, except as contemplated by the Merger Agreement, (ii) enter into any contract, option or other agreement with respect to any Transfer of any or all of the Subject Shares or any interest therein, (iii) except as expressly permitted by this Agreement, grant any proxy, power-of-attorney or other authorization in or with respect to the Subject Shares or (iv) deposit the Subject Shares into a voting trust or enter into a voting agreement or voting arrangement with respect to the Subject Shares.

          (b)   During the Term, if the Shareholder purchases or otherwise acquires beneficial ownership of any additional shares of capital stock of the HealthAxis or any additional options, warrants, or other rights to acquire capital stock of HealthAxis, such securities shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Subject Shares.

        6.     Certain Events.    This Agreement and the obligations hereunder shall attach to the Shareholder's Subject Shares and shall be binding upon any Person to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of HealthAxis affecting the Subject Shares, the number of Subject Shares listed on Schedule A beside the name of the Shareholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any such additional Subject Shares.

        7.     Further Assurances.    The Shareholder shall, upon request and at the expense of BPOMS, execute and deliver any additional documents and take such further actions as may reasonably be deemed by BPOMS to be necessary or desirable to carry out the provisions hereof.

        8.     Termination.    This Agreement, and all rights and obligations of the parties hereunder, shall terminate upon (and shall only be effective from the date hereof until) the first to occur of (a) the Effective Time; and (b) the date upon which the Merger Agreement is terminated in accordance with its terms; provided, that Section 8 and Section 9 shall survive any termination of this Agreement; provided, further, that termination of this Agreement pursuant to clause (a) or (b) above shall not relieve any party hereto from liability for any willful and knowing breach hereof prior to such termination. The period from the date hereof until termination of this Agreement pursuant to this Section 8 is referred to herein as the "Term."

3

        9.     Miscellaneous.

          (a)   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to BPOMS, to:

      BPO Management Services, Inc.
      1290 N. Hancock St., Suite 202
      Anaheim, CA 92807
      Attn: Chief Executive Officer
      Telephone: 714-974-2670
      Fax: 714-970-1342
      with a copy to (which shall not constitute notice):
      Cornman & Swartz
      19800 MacArthur Blvd., Suite 820
      Irvine, CA 92612
      Attn: Jack T. Cornman, Esq.
      Telephone: 949-224-1500
      Fax: 949-224-1505;

      and (ii) if to a Shareholder, to the appropriate address set forth on Schedule A.

          (b)   Each party submits to the jurisdiction of any state or federal court sitting in the State of Pennsylvania in any dispute or action arising out of or relating to this Agreement and agrees that all claims in respect of such dispute or action may be heard and determined in any such court. Each party also agrees not to bring any dispute or action arising out of or relating to this Agreement in any other court. Each party agrees that a final judgment in any dispute or action so brought will be conclusive and may be enforced by action on the judgment or in any other manner provided at law (common, statutory or other) or in equity. Each party waives any defense of inconvenient forum to the maintenance of any dispute or action so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto.

          (c)   The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (d)   This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective as to the Shareholder when one or more counterparts have been signed by each of BPOMS and the Shareholder and delivered to BPOMS and the Shareholder.

          (e)   This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and this Agreement is not intended to confer upon any other person (other than BPOMS) any rights or remedies hereunder.

          (f)    This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Pennsylvania, without giving effect to the principles of conflicts of law thereof.

          (g)   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except by laws of descent. Any assignment in violation of the foregoing shall be void.

4

          (h)   As between the Shareholder and BPOMS, each of such parties agrees that irreparable damage to the other, non-breaching party would occur and that such non-breaching party would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the non-breaching party shall be entitled to an injunction or injunctions to prevent breaches by the other party of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which it may be entitled at law or in equity.

          (i)    If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

          (j)    No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

[Signature Page Follows]

5

        IN WITNESS WHEREOF, BPOMS and Shareholder have caused this Voting Agreement to be duly executed and delivered as of the date first written above.

BPO MANAGEMENT SERVICES, INC.
By:

Name:

Title:

If the shareholder is an entity:	SHAREHOLDER:

Print Name of Shareholder
By:

Signature
Name:

Title:

If the shareholder is a natural person:

Signature
Print Name of Shareholder:

[Signature Page to HealthAxis Voting Agreement]

 SCHEDULE A

A-1

Shareholder Name and Address	HealthAxis Common Stock	Other Securities

Annex A

Irrevocable Proxy

        The undersigned Shareholder of HealthAxis Inc, a Pennsylvania corporation ("HealthAxis"), hereby irrevocably appoints the directors on the Board of Directors of BPO Management Services, Inc., a Delaware corporation ("BPOMS"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of HealthAxis beneficially owned by the undersigned, which shares are listed on the final page of this Irrevocable Proxy (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, until the earlier to occur of (i) such time as that certain Agreement and Plan of Merger dated the date hereof (the "Merger Agreement") among HealthAxis, Outsourcing Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of HealthAxis ("Merger Sub"), and BPOMS, shall be terminated in accordance with its terms or (ii) the Effective Time of the Merger, as such terms are defined in the Merger Agreement. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issues or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

        This proxy is irrevocable, is granted pursuant to the HealthAxis Voting Agreement dated as of                                    , 2008 between BPOMS and the undersigned Shareholder (the "Voting Agreement"), and is granted in consideration of BPOMS entering into the Merger Agreement. BPOMS and the undersigned Shareholder agree and acknowledge that the grant of this irrevocable proxy is a material inducement for BPOMS to enter into the Merger Agreement and is therefore coupled with an interest and irrevocable. The attorneys and proxies named above will be empowered at any time prior to termination of the Merger Agreement to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of HealthAxis shareholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of approval of the Merger Agreement and the transactions and other matters contemplated thereby, including the issuance by HealthAxis of shares of its capital stock in the Merger, the HealthAxis Articles of Amendment to effect the reverse split of HealthAxis' shares of common stock, the change of the corporate name of HealthAxis to "BPO Management Services, Inc.," and the termination of the currently existing Series A Convertible Preferred Stock of HealthAxis, the slate of directors nominated by the HealthAxis Board of Directors, the ratification of the HealthAxis Board of Directors' selection of the independent public accountants of HealthAxis for the year ended December 31, 2008, and the increase in the number of shares authorized and reserved for issuance under the HealthAxis 2005 Stock Incentive Plan, or the creation of a new equity incentive plan to accommodate such shares, as well as any matter that could reasonably be expected to facilitate the transactions contemplated by the Merger Agreement.

        The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the earlier to occur of the termination of the Merger Agreement and the Effective Time of the Merger at every annual, special or adjourned meeting of the shareholders of HealthAxis and in every written consent in lieu of such meeting, in favor of approval of the Merger Agreement and the transactions contemplated thereby, including the issuance by HealthAxis of shares of its capital stock in the Merger, and the HealthAxis Articles of Amendment effecting the reverse stock split, the change of the corporate name to "BPO Management Services, Inc.," and the termination of the currently existing Series A Convertible Preferred Stock of HealthAxis, the slate of directors nominated by the HealthAxis Board of Directors, the ratification of the HealthAxis Board of Directors' selection of the independent public accountants of HealthAxis for the year ended December 31, 2008, the increase in the number of shares authorized and reserved for issuance under the HealthAxis 2005 Stock Incentive Plan, or the creation of a new equity incentive plan to accommodate such shares, as well as any matter that could reasonably be expected to facilitate the

ANNEX A-1

transactions contemplated by the Merger Agreement, and may not exercise this proxy on any other matter. The undersigned Shareholder may vote the Shares on all other matters.

        Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

        This proxy is irrevocable.

        Dated:                                     , 2008

If the shareholder is an entity:	SHAREHOLDER:

Print Name of Shareholder
By:

Signature
Name:

Title:

If the shareholder is a natural person:

Signature

Print Name of Shareholder:
Shares beneficially owned:
shares of Common Stock

ANNEX A-2

 Annex F

FORM OF BPO MANAGEMENT SERVICES, INC. VOTING AGREEMENT

        BPO MANAGEMENT SERVICES, INC VOTING AGREEMENT (this "Agreement") dated as
of                       , 2008, by and among HealthAxis Inc., a Pennsylvania corporation ("HealthAxis")
and                                    (the "Stockholder").

        WHEREAS, the Stockholder desires that BPO Management Services, Inc., a Delaware corporation ("BPOMS"), and Outsourcing Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of HealthAxis ("Merger Sub"), and HealthAxis enter into an Agreement and Plan of Merger dated the date hereof (the "Merger Agreement") providing for the merger of Merger Sub with and into BPOMS, HealthAxis issuing shares of its capital stock to the stockholders of BPOMS (the "Merger Stock Issuance"), HealthAxis effecting a reverse split of its shares of common stock (the "Reverse Split"), BPOMS changing its corporate name to "BPOMS, Inc." (the "Corporate Name Change"), BPOMS increasing the number of shares reserved for issuance under the BPO Management Services, Inc. 2007 Stock Incentive Plan by approximately 7.7 million shares (the "Plan Increase") and certain other transactions and matters. Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement.

        WHEREAS, the Stockholder is executing this Agreement as a material inducement to HealthAxis to enter into and execute the Merger Agreement.

        NOW, THEREFORE, in consideration of the execution and delivery by HealthAxis of the Merger Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

        1. Representations and Warranties.

          (a) The Stockholder represents and warrants to HealthAxis as follows:

            (i) The Stockholder is the record or beneficial owner of that number of shares of capital stock of BPOMS set forth opposite the Stockholder's name on Schedule A (such shares, together with any shares of capital stock of BPOMS issuable upon the exercise of options, warrants or other rights (whether or not contingent) held by the Stockholder as set forth on Schedule A, referred to herein as the "Subject Shares"). The Subject Shares constitute the only shares, with respect to which the Stockholder is the record or beneficial owner, of capital stock of BPOMS or options, warrants or other rights (whether or not contingent) to acquire shares of capital stock of BPOMS that are or may be entitled to vote on the Merger Agreement and the transactions and other matters contemplated thereby, at any meeting of BPOMS Stockholders called to vote upon the Merger Agreement and the transactions and other matters contemplated thereby.

            (ii) The Stockholder has the sole right to vote and Transfer (as defined herein) the Subject Shares set forth opposite its name on Schedule A, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of the Subject Shares, except (A) as provided by this Agreement, (B) as contemplated by the Merger Agreement and the exhibits thereto and (C) those arising under applicable securities laws.

            (iii) The Stockholder has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. If the Stockholder is not a natural person, the Stockholder is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The execution and delivery of this Agreement by the Stockholder and the performance by the Stockholder of its obligations hereunder have been duly authorized by all necessary action on the part of the Stockholder. This Agreement has been duly executed and delivered by, and (assuming due authorization, execution and delivery by HealthAxis) constitutes a valid and binding agreement of, the Stockholder, enforceable against the Stockholder in accordance with its terms, except as such enforcement may be subject to or limited by (A) bankruptcy, insolvency, reorganization, moratorium or other Laws, now or hereafter in effect, affecting creditors' rights generally and (B) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) (collectively, the "Enforceability Exceptions").

            (iv) Neither the execution and delivery of this Agreement nor the performance by the Stockholder of its obligations hereunder will result in a violation of, or a default under, or conflict with, (A) if the Stockholder is not a natural person, any provision of its certificate of incorporation, bylaws, partnership agreement, limited liability company agreement or similar organizational documents, as applicable, or (B) any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Stockholder is a party or bound or to which the Subject Shares are subject, except, in the case of clause (B), as would not prevent, delay or otherwise materially impair the Stockholder's ability to perform its obligations hereunder. Execution, delivery and performance of this Agreement by the Stockholder will not violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Stockholder or the Subject Shares, except (x) for any reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby or (y) as would not reasonably be expected to prevent, delay or otherwise materially impair the Stockholder's ability to perform its obligations hereunder.

            (v) The Subject Shares are held by the Stockholder, or by a nominee or custodian for the benefit of the Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except any such encumbrances arising hereunder.

            (vi) No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission based upon arrangements made by or on behalf of the Stockholder in connection with its entering into this Agreement.

            (vii) The Stockholder understands and acknowledges HealthAxis is entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement.

          (b) HealthAxis represents and warrants to the Stockholder that the execution and delivery of this Agreement by HealthAxis and the consummation by HealthAxis of the transactions contemplated hereby have been duly authorized by all necessary action on the part of HealthAxis.

        2. Voting Agreements.    During the Term (as defined below), at any meeting of BPOMS Stockholders or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) is sought therefor, the Stockholder shall, including by executing a written consent solicitation if requested by HealthAxis, vote (or cause to be voted) the Subject Shares, to the extent applicable: (a) in favor of the approval of the Merger Agreement and the transactions and other matters contemplated thereby, including the Corporate Name Change and the Plan Increase, and (b) against any transaction, agreement, matter or any Acquisition Transaction that would impede, interfere with, delay, postpone or attempt to discourage the Merger Agreement and the transactions and other matters contemplated thereby.

        3. Irrevocable Proxy.    Concurrently with the execution of this Agreement, Stockholder agrees to deliver to HealthAxis a proxy in the form attached hereto as Annex A. This proxy is coupled with an interest and is irrevocable until the end of the Term.

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        4. Revocation of Other Proxies.    To the extent inconsistent with the other provisions of this Agreement or the Merger Agreement, the Stockholder hereby revokes any and all previous proxies with respect to its Subject Shares.

        5. Other Covenants.    The Stockholder agrees with, and covenants to, HealthAxis as follows:

        (a) During the Term, the Stockholder shall not (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or consent to any Transfer of, any Subject Shares or any interest therein, except as contemplated by the Merger Agreement, (ii) enter into any contract, option or other agreement with respect to any Transfer of any or all of the Subject Shares or any interest therein, (iii) except as expressly permitted by this Agreement, grant any proxy, power-of-attorney or other authorization in or with respect to the Subject Shares or (iv) deposit the Subject Shares into a voting trust or enter into a voting agreement or voting arrangement with respect to the Subject Shares; provided, however, that notwithstanding any provision in this Section 5(a) to the contrary, a Transfer to a Stockholder's affiliate shall be permitted provided that such affiliate agrees to be bound by the terms of this Agreement.

        (b) During the Term, if the Stockholder purchases or otherwise acquires beneficial ownership of any additional shares of capital stock of BPOMS or any additional options, warrants, or other rights to acquire capital stock of BPOMS, such securities shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Subject Shares.

        6. Certain Events.    This Agreement and the obligations hereunder shall attach to the Stockholder's Subject Shares and shall be binding upon any Person to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of BPOMS affecting the Subject Shares, the number of Subject Shares listed on Schedule A beside the name of the Stockholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any such additional Subject Shares.

        7. Further Assurances.    The Stockholder shall, upon request and at the expense of HealthAxis, execute and deliver any additional documents and take such further actions as may reasonably be deemed by HealthAxis to be necessary or desirable to carry out the provisions hereof.

        8. Termination.    This Agreement, and all rights and obligations of the parties hereunder, shall terminate upon (and shall only be effective from the date hereof until) the first to occur of (a) the Effective Time; and (b) the date upon which the Merger Agreement is terminated in accordance with its terms; provided, that Section 8 and Section 9 shall survive any termination of this Agreement; provided, further, that termination of this Agreement pursuant to clause (a) or (b) above shall not relieve any party hereto from liability for any willful and knowing breach hereof prior to such termination. The period from the date hereof until termination of this Agreement pursuant to this Section 8 is referred to herein as the "Term."

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        9. Miscellaneous.

        (a) All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to HealthAxis, to:

    HealthAxis Inc.
    7301 North State Highway 161, Suite 300
    Irving, Texas 75039
    Attn: Chief Executive Officer
    Tel.: 972-443-5223
    Fax: 972-409-0977

        With copies to (which shall not constitute notice):

    HealthAxis Inc.
    7301 North State Highway 161, Suite 300
    Irving, Texas 75039
    Attn: General Counsel
    Tel.: 972-443-5241
    Fax: 972-409-0977
    Locke Lord Bissell & Liddell LLP
    2200 Ross Avenue, Suite 2200
    Attn: John B. McKnight, Esq.
    Tel.: 214-740-8675
    Fax: 214-756-8675

        and (ii) if to a Stockholder, to the appropriate address set forth on Schedule A.

        (b) Each party submits to the jurisdiction of any state or federal court sitting in the State of Delaware in any dispute or action arising out of or relating to this Agreement and agrees that all claims in respect of such dispute or action may be heard and determined in any such court. Each party also agrees not to bring any dispute or action arising out of or relating to this Agreement in any other court. Each party agrees that a final judgment in any dispute or action so brought will be conclusive and may be enforced by action on the judgment or in any other manner provided at law (common, statutory or other) or in equity. Each party waives any defense of inconvenient forum to the maintenance of any dispute or action so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto.

        (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        (d) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective as to the Stockholder when one or more counterparts have been signed by each of HealthAxis and the Stockholder and delivered to HealthAxis and the Stockholder.

        (e) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and this Agreement is not intended to confer upon any other person (other than HealthAxis) any rights or remedies hereunder.

        (f) This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

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        (g) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except by laws of descent. Any assignment in violation of the foregoing shall be void.

        (h) As between the Stockholder and HealthAxis, each of such parties agrees that irreparable damage to the other, non-breaching party would occur and that such non-breaching party would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the non-breaching party shall be entitled to an injunction or injunctions to prevent breaches by the other party of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which it may be entitled at law or in equity.

        (i) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

        (j) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

[Signature Page Follows]

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        IN WITNESS WHEREOF, HealthAxis and Stockholder have caused this Voting Agreement to be duly executed and delivered as of the date first written above.

HEALTHAXIS INC.
By:

Name:

Title:

If the Stockholder is an entity:	STOCKHOLDER:

Print Name of Stockholder
By:

Signature
Name:

Title:

If the Stockholder is a natural person:

Signature

Print Name of Stockholder

[Signature Page to BPOMS Voting Agreement]

 SCHEDULE A

A-1

Stockholder Name and Address	BPOMS Common Stock	Other Securities (Indicate amount and Series of Preferred, if applicable)

Annex A

Irrevocable Proxy

        The undersigned Stockholder of BPO Management Services, Inc., a Delaware corporation ("BPOMS"), hereby irrevocably appoints the directors on the Board of Directors of HealthAxis Inc, a Pennsylvania corporation ("HealthAxis") and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of BPOMS beneficially owned by the undersigned, which shares are listed on the final page of this Irrevocable Proxy (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, until the earlier to occur of (i) such time as that certain Agreement and Plan of Merger dated the date hereof (the "Merger Agreement") among HealthAxis, Outsourcing Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of HealthAxis ("Merger Sub"), and BPOMS, shall be terminated in accordance with its terms or (ii) the Effective Time of the Merger, as such terms are defined in the Merger Agreement. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issues or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

        This proxy is irrevocable, is granted pursuant to the BPOMS Voting Agreement dated as of                                    , 2008 between HealthAxis and the undersigned Stockholder (the "Voting Agreement"), and is granted in consideration of HealthAxis entering into the Merger Agreement. HealthAxis and the undersigned Stockholder agree and acknowledge that the grant of this irrevocable proxy is a material inducement for HealthAxis to enter into the Merger Agreement and is therefore coupled with an interest and irrevocable. The attorneys and proxies named above will be empowered at any time prior to termination of the Merger Agreement to exercise all voting and other rights as applicable (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of BPOMS Stockholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of approval of the Merger Agreement and the transactions and other matters contemplated thereby, including the change of the corporate name of BPOMS to "BPOMS, Inc.", and BPOMS increasing the number of shares reserved for issuance under the BPO Management Services, Inc. 2007 Stock Incentive Plan by approximately 7.7 million shares as well as any matter that could reasonably be expected to facilitate the transactions contemplated by the Merger Agreement.

        The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto as applicable at any time prior to the earlier to occur of the termination of the Merger Agreement and the Effective Time of the Merger at every annual, special or adjourned meeting of the Stockholders of BPOMS and in every written consent in lieu of such meeting, in favor of approval of the Merger Agreement and the transactions contemplated thereby, as well as any matter that could reasonably be expected to facilitate the transactions contemplated by the Merger Agreement, and may not exercise this proxy on any other matter. The undersigned Stockholder may vote the Shares on all other matters.

ANNEX A-1

        Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

        This proxy is irrevocable.

        Dated:                                     , 2008

If the Stockholder is an entity:	STOCKHOLDER:

Print Name of Stockholder
By:

Signature
Name:

Title:

If the Stockholder is a natural person:

Signature
Print Name of Stockholder:

Securities beneficially owned:
shares of Common Stock
shares of Series A Preferred Stock
shares of Series B Preferred Stock
shares of Series C Preferred Stock
shares of Series D Preferred Stock
shares of Series D-2 Preferred Stock
shares of Series F Preferred Stock
shares subject to options
shares subject to warrants

 Annex G

CERTIFICATE OF DESIGNATION OF THE RELATIVE RIGHTS AND PREFERENCES
OF THE
SERIES B CONVERTIBLE PREFERRED STOCK
OF
HEALTHAXIS INC.

        The undersigned, the Chief Executive Officer of HealthAxis Inc., a Pennsylvania corporation (the "Company"), in accordance with the provisions of the Pennsylvania Business Corporation Law does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Articles of Incorporation of the Company, the following resolution creating a series of preferred stock, designated as Series B Convertible Preferred Stock, was duly adopted on                        , 2008, as follows:

        RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by provisions of the Amended and Restated Articles of Incorporation of the Company (the "Articles of Incorporation"), there hereby is created out of the shares of the Company's preferred stock, par value $1.00 per share, authorized in Article 5 of the Articles of Incorporation (the "Preferred Stock"), a series of Preferred Stock of the Company, to be named "Series B Convertible Preferred Stock," consisting of twenty-one million one hundred five thousand (21,105,000) shares, which series shall have the following designations, powers, preferences and relative and other special rights and the following qualifications, limitations and restrictions:

        1. Designation and Rank.    The designation of such series of the Preferred Stock shall be the Series B Convertible Preferred Stock, par value $1.00 per share (the "Series B Preferred Stock"). The maximum number of shares of Series B Preferred Stock shall be twenty-one million one hundred five thousand (21,105,000) shares. The Series B Preferred Stock shall rank senior to the Company's common stock, par value $0.10 per share (the "Common Stock"), and to all other currently existing classes and series of equity securities of the Company ("Junior Stock").

        2. Dividends.

          (a) Payment of Dividends.    Commencing on the date of the initial issuance (the "Issuance Date") of the Series B Preferred Stock, the holders of record of shares of Series B Preferred Stock shall be entitled to receive, out of any assets at the time legally available therefor and as declared by the Board of Directors, in an amount and as of the same record and payment dates as any dividends in respect of the Common Stock that have been declared by the Board of Directors (the "Dividend Payment"), and no more, payable upon conversion pursuant to Section 5 hereof in cash or, if the Equity Conditions (as defined below) have been met, at the Company's option in shares of Common Stock. Upon the payment of any dividend on the Series B Preferred Stock in shares of Common Stock, the number of shares of Common Stock to be issued to the holder shall be an amount equal to the quotient of (i) the Dividend Payment divided by (ii) ninety percent (90%) of the average of the VWAP (as defined below) for the twenty (20) trading days immediately preceding the date the Dividend Payment is due. Dividends on the Series B Preferred Stock shall not be cumulative. Dividends on the Series B Preferred Stock are prior and in preference to any declaration or payment of any distribution on any outstanding shares of Junior Stock, except for the Common Stock in respect of which dividends on the Series B Preferred Stock shall be pari passu.

          (b) For purposes hereof, "Equity Conditions" means, during the period in question, (i) the Company shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Conversion Notices (as defined in Section 5(b)(i)), if any, (ii) there is an effective registration statement pursuant to which the holders of Series B Preferred Stock are permitted to utilize the prospectus thereunder (as the same may have been amended from time to time) to resell all of the shares of Common Stock issuable pursuant to such dividend payment in question, and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future or such shares are eligible for resale under Rule 144, (iii) the Common Stock is trading or quoted on the OTC Bulletin Board, any one of the NASDAQ markets, the American Stock Exchange or the New York Stock Exchange (each, individually, a "Trading Market" and collectively, the "Trading Markets") and all of the shares of Common Stock issuable pursuant to such dividend payment are listed for trading or quoted on a Trading Market (and this Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (iv) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of the shares of Common Stock issuable pursuant to such dividend payment, (v) the issuance of the shares in question to the holder of Series B Preferred Stock would not violate the limitations set forth in Section 7, (vi) for a period of 20 consecutive days on which the Common Stock is traded or quoted on a Trading Market (each, a "Trading Day") immediately prior to the applicable date in question, the daily average dollar volume for the Common Stock on the Trading Market exceeds $100,000 per Trading Day with a VWAP (as defined below) for each such Trading Day equal to or greater than $1.155 per share (subject to adjustment for forward and reverse stock splits and the like) and (vii) no public announcement of a pending or proposed change of control or acquisition transaction has occurred that has not been consummated. For purposes hereof, "VWAP" means, for any date, (i) the daily volume weighted average price of the Common Stock for such date on a Trading Market as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (ii) if the Common Stock is not then quoted on a Trading Market and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink OTC Markets Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iii) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

          (c) Intentionally omitted.

          (d) In the event of a dissolution, liquidation or winding up of the Company pursuant to Section 4 hereof, all declared and unpaid dividends on the Series B Preferred Stock shall be payable on the date of payment of the preferential amount to the holders of Series B Preferred Stock. In the event of a redemption pursuant to Section 8 hereof, all declared and unpaid dividends on the Series B Preferred Stock shall be payable on the date of such redemption. In the event of a voluntary conversion pursuant to Section 5(a) hereof, all declared and unpaid dividends on the Series B Preferred Stock being converted shall be payable on the Voluntary Conversion Date (as defined in Section 5(b)(i) hereof).

          (e) For purposes hereof, unless the context otherwise requires, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in shares of Common Stock or other equity securities of the Company, or the purchase or redemption of shares of the Company (other than repurchases of Common Stock held by employees or consultants of the Company upon termination of their employment or services pursuant to agreements providing for such repurchase or upon the cashless exercise of options held by employees or consultants) for cash or property.

        3. Voting Rights.

          (a) Class Voting Rights.    For so long as 7,300,000 shares (as adjusted for any stock dividends, combinations, or splits with respect to such shares) of the Series B Preferred Stock remain outstanding, the Series B Preferred Stock shall have the following class voting rights (in addition to the voting rights set forth in Section 3(b) hereof). In connection therewith, the Company shall not,

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  without the affirmative vote or consent of the holders of at least fifty percent (50%) of the shares of the Series B Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series B Preferred Stock vote separately as a class: (i) authorize, create, issue or increase the authorized or issued amount of any class or series of stock, including but not limited to the issuance of any more shares of Preferred Stock, ranking pari passu or senior to the Series B Preferred Stock, with respect to the distribution of assets on liquidation, dissolution or winding up; (ii) amend, alter or repeal the provisions of the Series B Preferred Stock, whether by merger, consolidation or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series B Preferred Stock; provided, however, that any creation and issuance of another series of Junior Stock shall not be deemed to adversely affect such rights, preferences, privileges or voting powers; (iii) repurchase, redeem or pay dividends on, shares of Common Stock or any other shares of the Company's Junior Stock (other than de minimis repurchases from employees of the Company in certain circumstances, and any contractual redemption obligations existing as of the date hereof as disclosed in the Company's public filings with the Securities and Exchange Commission); (iv) amend the Articles of Incorporation or By-Laws of the Company so as to affect materially and adversely any right, preference, privilege or voting power of the Series B Preferred Stock; provided, however, that any creation and issuance of another series of Junior Stock shall not be deemed to adversely affect such rights, preferences, privileges or voting powers; (v) effect any distribution with respect to Junior Stock other than as permitted hereby; (vi) reclassify the Company's outstanding securities; (vii) voluntarily file for bankruptcy, liquidate the Company's assets or make an assignment for the benefit of the Company's creditors; (viii) materially change the nature of the Company's business; or (ix) authorize, approve or enter into a Major Transaction (as defined in Section 8 below).

          (b) General Voting Rights.    Except with respect to transactions upon which the Series B Preferred Stock shall be entitled to vote separately as a class pursuant to Section 3(a) and 3(c) herein and except as otherwise required by Pennsylvania law, the Series B Preferred Stock shall have no voting rights. The Common Stock into which the Series B Preferred Stock is convertible shall, upon issuance, have all of the same voting rights as other issued and outstanding Common Stock of the Company, and none of the rights of the Preferred Stock.

          (c) Preferred Stock Director.    For so long as 7,300,000 shares (as adjusted for any stock dividends, combinations, or splits with respect to such shares) of Series B Preferred Stock remain outstanding, the holders of the Series B Preferred Stock, voting together as a single class, shall be entitled to nominate and elect one (1) member of the Board of Directors of this Company at each meeting or pursuant to their written consent. Any director who shall have been elected by the holders of the Series B Preferred Stock may be removed during the aforesaid's term of office, whether with or without cause, only by the affirmative vote of the holders of majority of the Series B Preferred Stock, voting together as a single class. In the event that said director is removed then the holders of the Series B Preferred Stock shall be entitled to name a replacement director.

        4. Liquidation Preference.

          (a) In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Company available for distribution to its stockholders, an amount equal to $1.155 per share (the "Liquidation Preference Amount") of the Series B Preferred Stock plus any declared and unpaid dividends before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock. If the assets of the Company are not sufficient to pay in full the Liquidation Preference Amount plus any declared and unpaid dividends payable to the holders of outstanding shares of the Series B Preferred Stock and any series of Preferred Stock or any other class of stock ranking pari

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  passu, as to rights on liquidation, dissolution or winding up, with the Series B Preferred Stock, then all of said assets will be distributed among the holders of the Series B Preferred Stock and the other classes of stock ranking pari passu with the Series B Preferred Stock, if any, ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. All payments for which this Section 4(a) provides shall be in cash, property (valued at its fair market value as determined by an independent appraiser reasonably acceptable to the holders of a majority of the Series B Preferred Stock) or a combination thereof; provided, however, that no cash shall be paid to holders of Junior Stock unless each holder of the outstanding shares of Series B Preferred Stock has been paid in cash the full Liquidation Preference Amount plus any declared and unpaid dividends to which such holder is entitled as provided herein. After payment of the full Liquidation Preference Amount plus any declared and unpaid dividends to which each holder is entitled, such holders of shares of Series B Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Company.

          (b) Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than thirty (30) days prior to the payment date stated therein, to the holders of record of the Series B Preferred Stock at their respective addresses as the same shall appear on the books of the Company.

        5. Conversion.    The holder of Series B Preferred Stock shall have the following conversion rights (the "Conversion Rights"):

          (a) Right to Convert.    At any time on or after the Issuance Date, the holder of any such shares of Series B Preferred Stock may, at such holder's option, subject to the limitations set forth in Section 7 herein, elect to convert (a "Voluntary Conversion") all or any portion of the shares of Series B Preferred Stock held by such person into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) the Liquidation Preference Amount of the shares of Series B Preferred Stock being converted divided by (ii) the Conversion Price (as defined in Section 5(d) below) then in effect as of the date of the delivery by such holder of its notice of election to convert. In the event of a notice of redemption of any shares of Series B Preferred Stock pursuant to Section 8 hereof, the Conversion Rights of the shares designated for redemption shall terminate at the close of business on the last full day preceding the date fixed for redemption, unless the redemption price is not paid on such redemption date, in which case the Conversion Rights for such shares shall continue until such price is paid in full. In the event of a liquidation, dissolution or winding up, the Company shall provide to each holder of shares of Series B Preferred Stock notice of such liquidation, dissolution or winding up, which notice shall (i) be sent at least fifteen (15) days prior to the termination of the Conversion Rights (or, if the Company obtains lesser notice thereof, then as promptly as possible after the date that it has obtained notice thereof) and (ii) state the amount per share of Series B Preferred Stock that will be paid or distributed on such liquidation, dissolution or winding up, as the case may be.

          (b) Mechanics of Voluntary Conversion.    The Voluntary Conversion of Series B Preferred Stock shall be conducted in the following manner:

            (i) Holder's Delivery Requirements.    To convert Series B Preferred Stock into full shares of Common Stock on any date (the "Voluntary Conversion Date"), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice"), to the Company at (714) 970-1342, Attention: Chief Financial Officer, and (B) surrender to a common carrier for delivery to the Company as soon as practicable following such Voluntary Conversion Date the original certificates representing

4

    the shares of Series B Preferred Stock being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates") and the originally executed Conversion Notice.

            (ii) Company's Response.    Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company of a copy of the fully executed Conversion Notice, the Company or its designated transfer agent (the "Transfer Agent"), as applicable, shall, within three (3) business days following the date of receipt by the Company of the fully executed Conversion Notice, use its commercially reasonable best efforts to issue and deliver to the Depository Trust Company ("DTC") account on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") as specified in the Conversion Notice, registered in the name of the holder or its designee, the number of shares of Common Stock to which the holder shall be entitled. Notwithstanding the foregoing to the contrary, the Company or its Transfer Agent shall only be obligated to issue and deliver the shares to the DTC on a holder's behalf via DWAC if such conversion is in connection with a sale and the Company and the Transfer Agent are participating in DTC through the DWAC system. If the number of shares of Preferred Stock represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of shares of Series B Preferred Stock being converted, then the Company shall, as soon as practicable and in no event later than five (5) business days after receipt of the Preferred Stock Certificate(s) and at the Company's expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of shares of Series B Preferred Stock not converted.

            (iii) Dispute Resolution.    In the case of a dispute as to the arithmetic calculation of the number of shares of Common Stock to be issued upon conversion, the Company shall cause its Transfer Agent to promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the arithmetic calculations to the holder via facsimile as soon as possible, but in no event later than three (3) business days after receipt of such holder's Conversion Notice. If such holder and the Company are unable to agree upon the arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion within five (5) business days of such disputed arithmetic calculation being submitted to the holder, then the Company shall within three (3) business days submit via facsimile the disputed arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion to the Company's independent registered public accounting firm. The Company shall cause the accountant to perform the calculations and notify the Company and the holder of the results no later than ten (10) business days from the time it receives the disputed calculations. Such accountant's calculation shall be binding upon all parties absent manifest error. The reasonable expenses of such accountant in making such determination shall be paid by the Company, in the event the holder's calculation was correct, or by the holder, in the event the Company's calculation was correct, or equally by the Company and the holder in the event that neither the Company's or the holder's calculation was correct. The period of time in which the Company is required to effect conversions under this Certificate of Designation shall be tolled with respect to the subject conversion pending resolution of any dispute by the Company made in good faith and in accordance with this Section 5(b)(iii). In the case of a dispute as to the holder's right to have all or a portion of its Preferred Stock redeemed or the price of such redemption, or a dispute as to the occurrence of a subsequent issuance or other event which would trigger a reset of the Conversion Price pursuant to Section 5(e) below or the adjusted value of the Conversion Price, the Company shall submit the disputed determinations via facsimile within three (3) business days of receipt, or deemed receipt, of the Conversion Notice or a notice of redemption pursuant to Section 8

5

    hereof or other event giving rise to such dispute, as the case may be, to the holder. If the holder and the Company are unable to agree upon such determination or calculation within five (5) business days of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall, within three (3) business days submit via facsimile a copy of (a) the disputed agreement or other documentation of an event or occurrence which the holder believes may trigger a reset of the Conversion Price, to an independent law firm selected by the Company and approved by holder or (b) the disputed arithmetic calculation of the Conversion Price or any redemption price to the Company's independent registered public accounting firm. The Company, at the Company's expense, shall cause the law firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) business days from the time it receives the disputed determinations or calculations. Such law firm's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. The procedures required by this Section 5(b)(iii) are collectively referred to herein as the "Dispute Resolution Procedures."

            (iv) Record Holder.    The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of the Series B Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

            (v) Company's Failure to Timely Convert.    If within three (3) business days of the Company's receipt of an executed copy of the Conversion Notice (so long as the applicable Preferred Stock Certificates and original Conversion Notice are received by the Company on or before such third business day) (the "Delivery Date") and if the Company and the holder are not engaged in the dispute resolution process described in Section 5(b)(iii), if the Transfer Agent shall fail to issue and deliver to a holder the number of shares of Common Stock to which such holder is entitled upon such holder's conversion of the Series B Preferred Stock or to issue a new Preferred Stock Certificate representing the number of shares of Series B Preferred Stock to which such holder is entitled pursuant to Section 5(b)(ii) (a "Conversion Failure"), in addition to all other available remedies which such holder may pursue other than upon the exercise of holder's Buy-In rights as provided in Section 5(b)(iv), the Company shall pay additional damages to such holder on each business day after such third (3rd) business day that such conversion is not timely effected in an amount equal 0.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the holder on a timely basis pursuant to Section 5(b)(ii) and to which such holder is entitled and, in the event the Company has failed to deliver a Preferred Stock Certificate to the holder on a timely basis pursuant to Section 5(b)(ii), the number of shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock represented by such Preferred Stock Certificate, as of the last possible date which the Company could have issued such Preferred Stock Certificate to such holder without violating Section 5(b)(ii) and (B) the Closing Bid Price (as defined below) of the Common Stock on the last possible date which the Company could have issued such Common Stock and such Preferred Stock Certificate, as the case may be, to such holder without violating Section 5(b)(ii). If the Company fails to pay the additional damages set forth in this Section 5(b)(v) within five (5) business days of the date incurred, then such payment shall bear interest at the rate of 2.0% per month (pro rated for partial months) until such payments are made. The term "Closing Bid Price" shall mean, for any security as of any date, the last closing bid price of such security on the Trading Market on which such security is traded as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by Pink OTC Markets Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price

6

    of such security on such date shall be the fair market value as mutually determined by the Company and the holders of a majority of the outstanding shares of Series B Preferred Stock. Notwithstanding the foregoing, no additional damages shall be paid to any holder exercising his Buy-In rights pursuant to Section 5(b)(iv).

            (vi) Buy-In Rights.    In addition to any other rights available to the holders of Series B Preferred Stock, if the Company fails to cause its Transfer Agent to transmit to the holder a certificate or certificates representing the shares of Common Stock issuable upon conversion of the Series B Preferred Stock on or before the Delivery Date, and if the Company and the holder are not engaged in the dispute resolution process described in Section 5(b)(iii), and if after such date the holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of the shares of Common Stock issuable upon conversion of Series B Preferred Stock which the holder anticipated receiving upon such conversion (a "Buy-In"), then the Company shall (1) pay in cash to the holder the amount by which (x) the holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Common Stock issuable upon conversion of Series B Preferred Stock that the Company was required to deliver to the holder in connection with the conversion at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the holder, either reinstate the shares of Series B Preferred Stock and equivalent number of shares of Common Stock for which such conversion was not honored or deliver to the holder the number of shares of Common Stock that would have been issued had the Company timely complied with its conversion and delivery obligations hereunder. For example, if the holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay to the holder $1,000. The holder shall provide the Company written notice indicating the amounts payable to the holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon conversion of the Series B Preferred Stock as required pursuant to the terms hereof.

          (c) Automatic Conversion.    Subject to the terms of this Section 5 and Section 7, all outstanding shares of Series B Preferred Stock for which Conversion Notices have not previously been received shall be automatically converted into that number of shares of Common Stock equal to the quotient of the Liquidation Preference Amount of the shares of Series B Preferred Stock being converted divided by the Conversion Price then in effect as of the date on which the conditions for automatic conversion have been met, upon the earlier of (i) eighteen (18) months following the Issuance Date or (ii) the thirtieth (30) consecutive trading day that the Closing Bid Price for the shares Common Stock equals or exceeds $2.31 (as adjusted for any stock dividends, combinations or splits with respect to the Common Stock). The conversion contemplated by this paragraph shall occur automatically without the consent of the holder of such shares of Series B Preferred Stock, so long as (a) there are sufficient shares of Common Stock authorized and reserved for issuance upon such conversion; and (b) the Company shall not be in default in any material respect on its covenants and obligations hereunder. The Company shall provide the holders of Series B Preferred Stock with twenty (20) days prior notice of the automatic conversion and request that the holders surrender their Series B Preferred Stock Certificates in return for certificates for the number of shares of Common Stock into which such Series B Preferred Stock

7

  has been converted. If so required by the Company, certificates surrendered for conversion shall be endorsed or accompanied by written instruments of transfer, in form satisfactory to the Company, duly executed by the holder.

          (d) Conversion Price.    The term "Conversion Price" shall mean the price per share of the Common Stock issuable upon conversion of the Series B Preferred Stock, which price shall be $1.155, subject to adjustment under Section 5(e) hereof.

          (e) Adjustments of Conversion Price.

            (i) Adjustments for Stock Splits and Combinations.    If the Company shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding Common Stock, the Conversion Price shall be proportionately decreased. If the Company shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the Conversion Price shall be proportionately increased. Any adjustments under this Section 5(e)(i) shall be effective at the close of business on the date the stock split or combination becomes effective.

            (ii) Adjustments for Certain Dividends and Distributions.    If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the Conversion Price shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction:

              (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

              (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

Notwithstanding the foregoing, an adjustment shall not be made if the holders of Series B Preferred Stock receive (i) a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series B Preferred Stock had been converted into Common Stock on the date of such event or (ii) a dividend or other distribution of shares of Series B Preferred Stock which are convertible, as of the date of such event, into such number of shares of Common Stock as is equal to the number of additional shares of Common Stock being issued with respect to each share of Common Stock in such dividend or distribution.

            (iii) Adjustment for Other Dividends and Distributions.    If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holders of Series B Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Company which they would have received had their Series B Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any

8

    distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 5(e)(iii) with respect to the rights of the holders of the Series B Preferred Stock; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the holders of Series B Preferred Stock receive (i) a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series B Preferred Stock had been converted into Common Stock on the date of such event or (ii) a dividend or other distribution of shares of Series B Preferred Stock which are convertible, as of the date of such event, into such number of shares of Common Stock as is equal to the number of additional shares of Common Stock being issued with respect to each share of Common Stock in such dividend or distribution.

            (iv) Adjustments for Reclassification, Exchange or Substitution.    If the Common Stock issuable upon conversion of the Series B Preferred Stock at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 5(e)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 5(e)(v)), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of each share of Series B Preferred Stock shall have the right thereafter to convert such share of Series B Preferred Stock into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such share of Series B Preferred Stock might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

            (v) Adjustments for Reorganization, Merger, Consolidation or Sales of Assets.    If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 5(e)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 5(e)(iv)), or a merger or consolidation of the Company with or into another corporation where the holders of outstanding voting securities prior to such merger or consolidation do not own over 50% of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Company's properties or assets to any other person (an "Organic Change"), then as a part of such Organic Change an appropriate revision to the Conversion Price shall be made if necessary and provision shall be made if necessary (by adjustments of the Conversion Price or otherwise) so that the holder of each share of Series B Preferred Stock shall have the right thereafter to convert such share of Series B Preferred Stock into the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5(e)(v) with respect to the rights of the holders of the Series B Preferred Stock after the Organic Change to the end that the provisions of this Section 5(e)(v) (including any adjustment in the Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of the Series B Preferred Stock) shall be applied after that event in as nearly an equivalent manner as may be practicable.

9

            (vi) Adjustments for Issuance of Additional Shares of Common Stock.    If at any time or from time to time after the Issuance Date, in the event the Company shall issue or sell any additional shares of Common Stock (otherwise than as provided in the foregoing subsections (i) through (v) of this Section 5(e) or pursuant to (a) any securities convertible into or exchangeable for, directly or indirectly, Common Stock ("Convertible Securities"), other than the Series B Preferred Stock, or (b) any rights or warrants or options to purchase any such Common Stock or Convertible Securities (collectively, the "Common Stock Equivalents") (hereafter defined) granted or issued on or prior to the Issuance Date, so long as the conversion or exercise price in such securities is not amended to lower such price and/or such securities are not amended in a manner that would adversely affect the holders) (the "Additional Shares of Common Stock"), at a price per share less than the Conversion Price, or without consideration, the Conversion Price then in effect upon each such issuance shall be adjusted to that price (rounded to the nearest cent) determined by multiplying the Conversion Price by a fraction:

              (1) the numerator of which shall be equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (B) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the then Conversion Price, and

              (2) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock;

No adjustment of the number of shares of Common Stock shall be made under Section 5(e)(vi) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Common Stock Equivalents (as defined below), if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 5(e).

              (vii) Record Date.    In case the Company shall take record of the holders of its Common Stock or any other Preferred Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

              (viii) Certain Issues Excepted.    Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment to the Conversion Price upon (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date hereof (so long as the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the holders), (iii) securities issued in connection with bona fide strategic license agreements, other partnering arrangements or investor relations so long as such issuances are not for the purpose of raising capital, (iv) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Issuer's stock option plans and employee stock purchase plans that are duly approved by the Company's Board of Directors (or a committee thereof), (v) Common Stock issued as payment of dividends that may be declared on the Series B Preferred Stock or any series of Preferred Stock that ranks pari passu with the Series B Preferred Stock and (vi) any

10

      warrants issued to the placement agent (or underwriter) and its designees for transactions approved by the Company's Board of Directors.

          (f) No Impairment.    The Company shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred Stock against impairment. In the event a holder shall elect to convert any shares of Series B Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such holder or any one associated or affiliated with such holder has been engaged in any violation of law, unless (i) an order from the Securities and Exchange Commission prohibiting such conversion or (ii) an injunction from a court, on notice, restraining and/or enjoining conversion of all or of said shares of Series B Preferred Stock shall have been issued and the Company posts a surety bond for the benefit of such holder in an amount equal to 120% of the Liquidation Preference Amount of the Series B Preferred Stock such holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such holder in the event it obtains judgment.

          (g) Certificates as to Adjustments.    Upon occurrence of each adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of such Series B Preferred Stock a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request of the holder of such affected Series B Preferred Stock, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of a share of such Series B Preferred Stock. Notwithstanding the foregoing, the Company shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount.

          (h) Issue Taxes.    The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series B Preferred Stock pursuant hereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

          (i) Notices.    All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or e-mail or three (3) business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the holder of record at its address appearing on the books of the Company. The Company will give written notice to each holder of Series B Preferred Stock at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to each holder of Series B Preferred Stock at least twenty (20) days prior to the

11

  date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public.

          (j) Fractional Shares.    No fractional shares of Common Stock shall be issued upon conversion of the Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall round the number of shares to be issued upon conversion up to the nearest whole number of shares.

          (k) Reservation of Common Stock.    The Company shall, so long as any shares of Series B Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Stock, such number of shares of Common Stock equal to at least one hundred percent (100%) of the aggregate number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series B Preferred Stock then outstanding. The initial number of shares of Common Stock reserved for conversions of the Series B Preferred Stock and any increase in the number of shares so reserved shall be allocated pro rata among the holders of the Series B Preferred Stock based on the number of shares of Series B Preferred Stock held by each holder of record at the time of issuance of the Series B Preferred Stock or increase in the number of reserved shares, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder's shares of Series B Preferred Stock, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and which remain allocated to any person or entity which does not hold any shares of Series B Preferred Stock shall be allocated to the remaining holders of Series B Preferred Stock, pro rata based on the number of shares of Series B Preferred Stock then held by such holder.

          (l) Retirement of Series B Preferred Stock.    Conversion of Series B Preferred Stock shall be deemed to have been effected on the Conversion Date. Upon conversion of only a portion of the number of shares of Series B Preferred Stock represented by a certificate surrendered for conversion, the Company shall issue and deliver to such holder at the expense of the Company, a new certificate covering the number of shares of Series B Preferred Stock representing the unconverted portion of the certificate so surrendered as required by Section 5(b)(ii).

          (m) Regulatory Compliance.    If any shares of Common Stock to be reserved for the purpose of conversion of Series B Preferred Stock require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Company shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

        6. No Preemptive Rights.    No holder of the Series B Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

        7. Conversion Restriction.    Notwithstanding anything to the contrary set forth in Section 5 of this Certificate of Designation, at no time may a holder of shares of Series B Preferred Stock convert shares of the Series B Preferred Stock if the number of shares of Common Stock to be issued pursuant to such conversion would cause the number of shares of Common Stock owned by such holder and its

12

affiliates at such time to exceed, when aggregated with all other shares of Common Stock owned by such holder and its affiliates at such time, the number of shares of Common Stock which would result in such holder and its affiliates beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time; provided, however, that upon a holder of Series B Preferred Stock providing the Company with sixty-one (61) days notice (pursuant to Section 5(i) hereof) (the "Waiver Notice") that such holder would like to waive Section 7 of this Certificate of Designation with regard to any or all shares of Common Stock issuable upon conversion of Series B Preferred Stock, this Section 7 shall be of no force or effect with regard to those shares of Series B Preferred Stock referenced in the Waiver Notice. Each holder of shares of Series B Preferred Stock agrees to provide the Company with a certificate of beneficial ownership within five (5) days of the request thereof.

        8. Redemption.    The Series B Preferred Stock shall be redeemed by the Company as provided below, at the option of the holder, upon the occurrence of a Major Transaction or a Triggering Event, as follows:

          (a) Redemption Option Upon Major Transaction or Triggering Event.    In addition to all other rights of the holders of Series B Preferred Stock contained herein, simultaneous with the occurrence of a Major Transaction (as defined below) or a Triggering Event (as defined below), each holder of Series B Preferred Stock shall have the right, at such holder's option, to require the Company to redeem all or a portion of such holder's shares of Series B Preferred Stock at a price per share of Series B Preferred Stock equal to one hundred percent (100%) of the Liquidation Preference Amount, plus any accrued but unpaid dividends (the "Redemption Price").

          (b) "Major Transaction". A "Major Transaction" shall be deemed to have occurred at such time as any of the following events:

            (i) the consolidation, merger or other business combination of the Company with or into another Person (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or (B) a consolidation, merger or other business combination in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities).

            (ii) the sale or transfer of more than 50% of the Company's assets other than inventory in the ordinary course of business in one or a related series of transactions; or

            (iii) closing of a purchase, tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted.

          (c) "Triggering Event". A "Triggering Event" shall be deemed to have occurred at such time as any of the following events:

            (i) following the Issuance Date, the Company fails to utilize its best efforts to maintain a listing on at least one of, the OTC Bulletin Board, the OTCQX, the Nasdaq Global Select Market, Nasdaq Global Market, the Nasdaq Capital Market, the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or any successor to any of the foregoing trading markets or exchanges.

            (ii) the Company's failure to comply with a Conversion Notice tendered in accordance with the provisions of this Certificate of Designation within ten (10) business days after the receipt by the Company of the Conversion Notice and the Preferred Stock Certificates; or

13

            (iii) following the Issuance Date, the Company files a Form 15 with the Securities and Exchange Commission with respect to or otherwise deregisters its shares of Common Stock and as a result such shares of Common Stock are no longer publicly tradeable or quotable; or

            (iv) following the Issuance Date, the Company consummates a "going private" transaction and as a result the Common Stock is no longer registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended; or

            (v) the Company redeems any Junior Stock other than the Series A Preferred Stock and/or any stock repurchased (on a set-off basis without any cash outlay by the Company other than to the Internal Revenue Service) in connection with the payment of withholding taxes associated with equity compensation incentives or any other de minimus redemptions;

            (vi) the occurrence of a Bankruptcy Event ("Bankruptcy Event" means (A) the Company or any of its "significant subsidiaries" (as that term is defined in Rule 1-02 of Regulation S-X) pursuant to or under or within the meaning of any bankruptcy code: (i) commences a voluntary case or proceeding; (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding; (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property; or (iv) makes a general assignment for the benefit of its creditors; or (B) a court of competent jurisdiction enters an order or decree under any Bankruptcy Code that: (i) is for relief against the Company or any of its subsidiaries in an involuntary case or proceeding; (ii) appoints a Custodian of the Company or any of its subsidiaries for all or substantially all of their properties taken as a whole; or (iii) orders the liquidation of the Company or any of its subsidiaries; and in each case the order or decree remains unstayed and in effect for 60 days.); or

            (vii) the Company breaches in any material respect any covenant in this Certificate of Designation; provided, however, that in the case of a breach of a negative covenant as specified in Section 9 below which is curable, such breach shall not be deemed a Triggering Event for purposes hereof if the Company (x) cures the breach within a period of ten (10) business days or (y) if such curable breach is not curable within such 10-day period, commences a cure within such 10-day period and thereafter diligently and in good faith continues to effectuate such cure and such cure is fully effectuated within thirty (30) calendar days of such breach.

        9. Negative Covenants.    For so long as 7,300,000 shares (as adjusted for any stock dividends, combinations, or splits with respect to such shares) of the Series B Preferred Stock remain outstanding, without the consent of the holders owning of record a not less than 50% of the shares of Series B Preferred Stock then outstanding, this Company will not and will not permit any of its Subsidiaries to directly or indirectly:

          (a) amend its Articles of Incorporation, bylaws or other charter documents so as to materially and adversely affect any rights of any Holder; provided, however, that any creation and issuance of another series of Junior Stock shall not be deemed to adversely affect such rights, preferences, privileges or voting powers;

          (b) designate any class or series of capital stock having any rights or preferences senior to the rights and preferences of the Series B Preferred Stock;

          (c) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock equivalents or any other Junior Stock other than to the extent permitted or required hereunder and other than any stock repurchased (on a set-off basis without any cash outlay by the Company other than to the Internal Revenue Service) in connection with the payment of withholding taxes associated with equity compensation incentives;

14

          (d) enter into any agreement with respect to any of the foregoing; or

          (e) issue any variable priced equity securities or any variable priced equity linked securities.

        10. Inability to Fully Convert.

          (a) Holder's Option if Company Cannot Fully Convert.    If a holder is then entitled under the terms of this Certificate of Designation to convert shares of its Series B Preferred Stock, upon the Company's receipt of a Conversion Notice, the Company cannot issue shares of Common Stock for any reason, including, without limitation, because the Company (y) does not have a sufficient number of shares of Common Stock authorized and available, (Z) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities from issuing all of the Common Stock which is to be issued to a holder of Series B Preferred Stock pursuant to a Conversion Notice, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice and pursuant to Section 5(b)(ii) above and, with respect to the unconverted Series B Preferred Stock, the holder, solely at such holder's option, can elect, within five (5) business days after receipt of notice from the Company thereof to:

            (i) require the Company to issue restricted shares of Common Stock in accordance with such holder's Conversion Notice and pursuant to Section 5(b)(ii) above; or

            (ii) exercise its Buy-In rights pursuant to and in accordance with the terms and provisions of Section 5(b)(vi) hereof.

          (b) Mechanics of Fulfilling Holder's Election.    The Company shall immediately send via facsimile to a holder of Series B Preferred Stock, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 10(a) above, a notice of the Company's inability to fully satisfy such holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such holder's Conversion Notice and (ii) the number of Series B Preferred Stock which cannot be converted. Such holder shall notify the Company of its election pursuant to Section 10(a) above by delivering written notice via facsimile to the Company ("Notice in Response to Inability to Convert").

          (c) Pro-rata Conversion.    In the event the Company receives a Conversion Notice from more than one holder of Series B Preferred Stock on the same day and the Company can convert some, but not all, of the Series B Preferred Stock pursuant to this Section 10, the Company shall convert from each holder of Series B Preferred Stock electing to have Series B Preferred Stock converted at such time an amount equal to such holder's pro-rata amount, based on the number shares of Series B Preferred Stock held by such holder relative to the number of shares of Series B Preferred Stock held by all holders submitting shares for conversion.

        11. Vote to Change the Terms of or Issue Preferred Stock.    The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the holders of not less than fifty percent (50%) of the then outstanding shares of Series B Preferred Stock (in addition to any other corporate approvals then required to effect such action), shall be required (a) for any change to this Certificate of Designation or the Company's Articles of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series B Preferred Stock or (b) for the issuance of shares of Series B Preferred Stock after the Issuance Date.

        12. Lost or Stolen Certificates.    Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series B Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon

15

surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Preferred Stock Certificates if the holder contemporaneously requests the Company to convert such shares of Series B Preferred Stock into Common Stock.

        13. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Series B Preferred Stock and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holders of the Series B Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

        14. Specific Shall Not Limit General; Construction.    No specific provision contained in this Certificate of Designation shall limit or modify any more general provision contained herein. This Certificate of Designation shall be deemed to be jointly drafted by the Company and all initial purchasers of the Series B Preferred Stock and shall not be construed against any person as the drafter hereof.

        15. Failure or Indulgence Not Waiver.    No failure or delay on the part of a holder of Series B Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

        IN WITNESS WHEREOF, the undersigned has executed and subscribed this Certificate and does affirm the foregoing as true this    •    th day of                                     , 2008.

HEALTHAXIS INC.
By:	/s/

Name:
Title:

16

EXHIBIT I

HEALTHAXIS INC.
CONVERSION NOTICE

        Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series B Preferred Stock of HealthAxis Inc. (the "Certificate of Designation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series B Preferred Stock, par value $1.00 per share (the "Preferred Shares"), of HealthAxis Inc., a Pennsylvania corporation (the "Company"), indicated below into shares of Common Stock, par value $0.10 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

Date of Conversion:

Number of Preferred Shares to be converted:

Stock certificate no(s). of Preferred Shares to be converted:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion:

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:

Title:

Dated:

17

 Annex H

ARTICLES OF AMENDMENT TO THE
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
HEALTHAXIS INC.

        Healthaxis Inc., a corporation organized and existing under and by virtue of the Pennsylvania Business Corporation Law;

        DOES HEREBY CERTIFY:

        First: That the Amended and Restated Articles of Incorporation of Healthaxis Inc. be amended by deleting Article 1 in its entirety and substituting the following:

          Name. The name of the corporation is BPO Management Services, Inc. (the "Corporation").

 Annex I

ARTICLES OF AMENDMENT TO THE
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
HEALTHAXIS INC.

        Healthaxis Inc., a corporation organized and existing under and by virtue of the Pennsylvania Business Corporation Law;

        DOES HEREBY CERTIFY:

        First: That the Amended and Restated Articles of Incorporation of Healthaxis Inc. be amended by adding after the first full paragraph of Article 5 and before paragraph (a) thereof (and in addition to the paragraph added by Articles of Amendment filed with the Pennsylvania Department of State on August 19, 2003):

    As of the effective date of the filing of the Articles of Amendment containing this Amendment with the Pennsylvania Department of State, every [            ] shares of common stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of common stock. The authorized shares of common stock of the Corporation shall not be changed. No fractional share shall be issued in connection with the foregoing stock split; all shares of common stock so split that are held by a shareholder will be aggregated and each fractional share resulting from such aggregation shall be rounded up to the nearest whole share.

 Annex J

HEALTHAXIS INC.
2005 STOCK INCENTIVE PLAN
Purpose of Plan

        The Healthaxis Inc. 2005 Stock Incentive Plan (the "Plan") has been established as a complete amendment and restatement of the Healthaxis Inc. 2000 Stock Option Plan (the "Prior Plan") by Healthaxis Inc. (the "Company") to:

  (a)
  Attract and retain employees and directors of the Company and certain consultants and advisors to provide services to the Company;

  (b)
  Motivate participating employees, directors and consultants, by means of appropriate incentives, to achieve long-range goals;

  (c)
  Provide incentive compensation opportunities which are competitive with those of our peer group of corporations; and

  (d)
  Further identify Holders' interests with those of the Company's other shareholders through compensation alternatives based on the Company's common stock;

  and thereby promote the long-term financial interest of the Company and its Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

SECTION 1. DEFINITIONS

1.1
"Award" means the grant of any Option, share of Restricted Stock, Restricted Stock Unit or Stock Appreciation Right under the Plan or the Prior Plan, whether granted singly, in combination, or in tandem, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

1.2
"Award Agreement" means the written agreement between the Company and a Holder evidencing the terms, conditions, and limitations of the Award granted to that Holder.

1.3
"Board of Directors" means the board of directors of the Company.

1.4
"Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the Commonwealth of Pennsylvania are authorized or obligated by law or executive order to close.

1.5
"Change in Control" means the event that is deemed to have occurred if:

(a)
any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that does not own as of the Effective Date a ten percent (10%) or greater equity interest in the Company or in any Related Corporation becomes the "beneficial owner" (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or of any Related Corporation representing fifty percent (50%) or more of the combined voting power of the Company's or Related Corporation's, as the case may be, then outstanding voting securities; or

(b)
the Company or any Related Corporation shall merge with or consolidate into any other corporation, other than a merger or consolidation which would result in the holders of the Voting Securities of the Company or any Related Corporation, as the case may be, outstanding immediately prior thereto holding immediately thereafter securities representing

1

    more than fifty percent (50%) of the combined voting power of the Voting Securities of the Company or any Related Corporation, as the case may be, or such surviving entity (or its ultimate parent, if applicable) outstanding immediately after such merger or consolidation; or

  (c)
  the shareholders of the Company or any Related Corporation approve a plan of complete liquidation of the Company or any Related Corporation or the consummation of an agreement for the sale or disposition by the Company or any Related Corporation of all or substantially all of the Company's or Related Corporation's assets and such plan or agreement becomes effective, other than a liquidation or sale which would result in the Company directly or indirectly owning such interest or assets.

1.6
"Code" means the Internal Revenue Code of 1986, as amended.

1.7
"Committee" means the committee appointed pursuant to Section 3 by the Board of Directors to administer this Plan.

1.8
"Company" means Healthaxis Inc., a Pennsylvania corporation.

1.9
"Date of Grant" has the meaning given it in Paragraph 4.3.

1.10
"Disability" has the meaning given it in Paragraph 10.5.

1.11
"Effective Date" means the first date that the Plan has been approved by both the Board of Directors and the shareholders of the Company, as provided in Paragraph 11.1.

1.12
"Eligible Individual" means (a) a Key Employee, (b) a member of the Board of Directors, or (c) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs bona fide consulting or advisory services for the Company or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Committee determines that the Person has a direct and significant effect on the financial development of the Company or any of its Subsidiaries.

1.13
"Employee" means any employee of the Company or of any of its Subsidiaries, including officers and directors of the Company who are also employees of the Company or of any of its Subsidiaries.

1.14
"Exchange Act" means the Securities Exchange Act of 1934, or any successor law, as it may be amended from time to time.

1.15
"Exercise Notice" has the meaning given it in Paragraph 5.5.

1.16
"Exercise Price" has the meaning given it in Paragraph 5.4.

1.17
"Fair Market Value" shall mean the last reported sale price of a share of the Company's Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ Stock Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Stock is not then quoted on the NASDAQ Stock Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Stock. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal or other generally accepted source of market closing price information. Such determination shall be conclusive and binding on all persons.

1.18
"Holder" means an Eligible Individual to whom an Award has been granted or such Eligible Individual's Permitted Transferee.

2

1.19
"Incentive Option" means an incentive stock option as defined under Section 422 of the Code and regulations thereunder.

1.20
"Key Employee" means any Employee whom the Committee identifies as having a direct and significant effect on the performance of the Company or any of its Subsidiaries.

1.21
"Non-Employee Director" has the meaning given it in Rule 16b-3.

1.22
"Nonstatutory Option" means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Award Agreement to be an option other than an Incentive Option.

1.23
"Non-Surviving Event" means an event of Restructure as described in either subparagraph (b) or (c) of Paragraph 1.35.

1.24
"Normal Retirement" means the separation of the Holder from employment with the Company and its Subsidiaries on account of retirement at any time on or after the date on which the Holder reaches age sixty-five (65).

1.25
"Option" means either an Incentive Option or a Nonstatutory Option, or both.

1.26
"Outside Director" has the meaning given it under Section 162(m) of the Code.

1.27
"Performance Shares" has the meaning ascribed to it in Section 7.

1.28
"Permitted Transferee" means an Eligible Individual's spouse, children, or grandchildren, a trust established by the Eligible Individual for the benefit of the Eligible Individual and/or his or her spouse, children, or grandchildren, a family partnership or limited liability company whose partners or members are the Eligible Individual, his or her spouse, children, or grandchildren, and/or a trust that would be a Permitted Transferee, or any other Person, the transfer to whom has been approved by the Committee in its sole discretion.

1.29
"Person" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a partnership, or a trust or other entity. A Person, together with that Person's affiliates and associates (as those terms are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with that Person, shall be deemed a single "Person."

1.30
"Plan" means the Company's 2005 Stock Incentive Plan, as it may be amended from time to time.

1.31
"Related Corporation" shall mean all affiliates and Subsidiaries of Healthaxis Inc. at the time in question.

1.32
"Restricted Period" has the meaning ascribed to it in Section 6.

1.33
"Restricted Stock" has the meaning ascribed to it in Section 6.

1.34
"Restructure" means the occurrence of any one or more of the following:

(a)
The merger or consolidation of the Company with any Person, whether effected as a single transaction or a series of related transactions, with the Company remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Company, cash, or other property;

3

  (b)
  The merger or consolidation of the Company with any Person, whether effected as a single transaction or a series of related transactions, with

  (i)
  the Company not being the continuing or surviving entity of that merger or consolidation or

  (ii)
  the Company remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock of the Company being changed into or exchanged for stock or other securities of any other Person or of the Company, or into cash or other property; or

  (c)
  The transfer, directly or indirectly, of all or substantially all of the assets of the Company (whether by sale, merger, consolidation, liquidation or otherwise) to any Person whether effected as a single transaction or a series of related transactions.

1.35
"Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, or any successor rule, as it may be amended from time to time.

1.36
"Securities Act" means the Securities Act of 1933, or any successor law, as it may be amended from time to time.

1.37
"Stock" means the Company's authorized common stock, par value $0.10 per share, as described in the Company's Articles of Incorporation as it exists at the Effective Date, or any other securities that are substituted for the Stock as provided in Section 9.

1.38
"Stock Appreciation Right" has the meaning ascribed to it in Section 8.

1.39
"Stock Units" has the meaning ascribed to it in Section 7.

1.40
"Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

1.41
"Total Shares" has the meaning given it in Paragraph 9.2.

1.42
"Voting Securities" means any securities that are entitled to vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.

SECTION 2. SHARES OF STOCK SUBJECT TO THE PLAN

2.1
Maximum Amount of Shares. Subject to the provisions of Paragraph 2.6 and Section 9 of the Plan, the aggregate number of shares of Stock that may be issued, transferred or exercised pursuant to Awards under the Plan shall be 1,000,000 additional shares, plus any shares of Stock that are not then represented by awards granted under the Prior Plan, plus any shares of Stock that are represented by awards granted under the Prior Plan which are forfeited, terminated, expire or are canceled without delivery of shares of Stock.

2.2
Reduction in Available Shares. In computing the total number of shares available at a particular time for Awards under the Plan, there shall be counted against the limitations stated in Paragraph 2.1 the number of shares of Stock awarded or subject to issuance upon exercise or settlement of Awards and the number of shares of Stock that have been issued upon exercise or settlement of Awards (except as otherwise provided in Paragraph 2.3).

2.3
Restoration of Unused and Surrendered Shares. If Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, or is exchanged for other Awards, the shares of Stock that were subject to that Award shall no longer be charged

4

  against the number of available shares provided for in Paragraph 2.2 and shall again be available for issue, transfer, or exercise pursuant to Awards under the Plan to the extent of such forfeiture, termination, expiration, or other cessation of its subjection to an Award.

2.4
Description of Shares. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Company, or (c) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time in its sole discretion.

2.5
Registration and Listing of Shares. From time to time, the Board of Directors and appropriate officers of the Company shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to Awards.

2.6
Reduction in Outstanding Shares of Stock. Nothing in this Section 2 shall impair the right of the Company to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested or (b) impair the status of any shares of Stock previously issued pursuant to an Award or thereafter issued pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

SECTION 3. ADMINISTRATION OF THE PLAN

3.1
Committee. The Committee shall administer the Plan with respect to all Eligible Individuals who are subject to Section 162(m) of the Code. The Board of Directors may administer the Plan with respect to all other Eligible Individuals or may delegate all or part of that duty to the Committee. Except for references in Paragraphs 3.1, 3.2, and 3.3 and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors. The Committee shall be constituted so that, as long as Stock is registered under Section 12 of the Exchange Act, each member of the Committee shall be both a Non-Employee Director and an Outside Director and so that the Plan in all other applicable respects will qualify transactions related to the Plan for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16b-3, to the extent exemptions thereunder may be available, and for the performance-based compensation exception under Section 162(m) of the Code. If the Committee is nevertheless not so constituted, then the Plan shall be administered, and each grant of Awards to Eligible Individuals who are subject to Section 16(b) of the Exchange Act shall be approved, by the Board of Directors. No discretion regarding Awards to Eligible Individuals who are subject to Section 16(b) of the Exchange Act or Section 162(m) of the Code shall be afforded to a person who is not both a Non-Employee Director and an Outside Director. The number of persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, but shall be no less than two persons.

3.2
Duration, Removal, Etc. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal of a member from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by at least three days prior written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of

5

  members of the Committee to be below two or any other number that Rule 16b-3 or Section 162(m) may require from time to time.

3.3
Actions of Committee. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan, the Articles of Incorporation, the By-laws of the Company, the Committee's Charter, Rule 16b-3 and the performance-based compensation exception under Section 162(m) of the Code, so long as either is applicable, as the Committee may deem advisable.

3.4
Committee's Powers. Subject to the express provisions of the Plan, Rule 16b-3 and the performance-based compensation exception under Section 162(m) of the Code, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) to determine the number of shares of Stock that shall be the subject of each Award; (d) to determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) to accelerate the time of exercisability or vesting of any Award that has been granted; (f) to construe the respective Award Agreements and the Plan; (g) to make determinations of the Fair Market Value of the Stock pursuant to the Plan; (h) to delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to Eligible Individuals who are subject to Section 16(b) of the Exchange Act or take any action that would disqualify an award for the performance-based compensation exception under Section 162(m) of the Code; and (i) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and the performance-based compensation exception under Section 162(m) of the Code, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Paragraph 3.4 shall be final and conclusive.

SECTION 4. ELIGIBILITY AND PARTICIPATION

4.1
Eligible Individuals. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof.

4.2
Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Company or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares subject to each of the Awards and shall authorize and cause the Company to grant Awards in accordance with those determinations.

4.3
Date of Grant. The date on which the Committee completes all action resolving to offer an Award to an individual, including the specification of the number of shares of Stock to be subject to the Award, shall be the date on which the Award covered by an Award Agreement is

6

  granted (the "Date of Grant"), even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution of the Award Agreement by the Company and the Holder.

4.4
Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Company and the Eligible Individual to whom the Award is granted incorporating those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently.

4.5
Limitation for Incentive Options. Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless he is an Employee of the Company or a corporate Subsidiary (but not a partnership Subsidiary), and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that person owns (within the meaning of Sections 422 and 425 of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the Company or a Subsidiary. Nevertheless, subparagraph 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred and ten percent (110%) of Fair Market Value and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

4.6
No Right to Award. The adoption of the Plan shall not be deemed to give any person a right to be granted an Award.

SECTION 5. TERMS AND CONDITIONS OF OPTIONS

        All Options granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 5 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 9.2 and 9.3 and any of the terms and provisions of Section 10 (other than Paragraph 10.10).

5.1
Number of Shares. Each Award Agreement shall state the total number of shares of Stock to which it relates.

5.2
Vesting. Each Award Agreement shall state the time or periods in which or the conditions upon satisfaction of which, the right to exercise the Option or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Option shall vest at each such time, period, or fulfillment of condition.

5.3
Expiration of Options. Nonstatutory Options and Incentive Options may be exercised during the term determined by the Committee and set forth in the Award Agreement; provided that no Option shall be exercised after the expiration of a period of ten years commencing on the Date of Grant of such Option.

5.4
Exercise Price. Each Award Agreement shall state the exercise price per share of Stock (the "Exercise Price"). The Exercise Price per share of Stock subject to an Option shall not be less than the Fair Market Value per share of the Stock on the Date of Grant of the Option.

5.5
Method of Exercise. The Option shall be exercisable only by written notice of exercise (the "Exercise Notice") delivered to the Company during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed by the Holder of the Option or, if the Holder is dead or Disabled, by the person

7

  authorized to exercise the Option pursuant to Paragraphs 10.3, 10.5 or 10.7, (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is exercised, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Award Agreement. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Paragraph 5.5 have been satisfied.

5.6
Incentive Option Exercises. During the Holder's lifetime, only the Holder may exercise an Incentive Option.

5.7
Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means acceptable to the Committee, (b) on the Committee's prior consent (expressed in the original Award Agreement in the case of any Incentive Option), by surrendering or attesting to ownership of shares of Stock owned by the Holder (including shares received upon exercise of the Option or restricted shares already held by the Holder) and having a Fair Market Value equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee elects to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date of the delivery of the Exercise Notice. If the Committee elects to accept shares of restricted Stock in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

5.8
Payment with Sale Proceeds. In addition, at the request of the Holder and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Holder, shall pay to the Company the Exercise Price of the Option being exercised, and the Company shall promptly deliver the exercised shares to the brokerage firm. To accomplish this transaction, the Holder must deliver to the Company an Exercise Notice containing irrevocable instructions from the Holder to the Company to deliver the stock certificates directly to the broker. Upon receiving a copy of the Exercise Notice acknowledged by the Company, the broker shall sell that number of shares of Stock an amount sufficient to pay the Exercise Price and any withholding obligations due. The broker shall then deliver to the Company that portion of the sale necessary to cover the Exercise Price and any withholding obligations due. The Committee shall not approve any transaction of this nature if the Committee believes that the transaction would give rise to the Holder's liability for short-swing profits under Section 16(b) of the Exchange Act.

5.9
Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Company (or the Company's Subsidiary if the Holder is an employee of a Subsidiary of the Company), at the time of the exercise of an Option, the amount that the Committee deems necessary to satisfy the Company's or its Subsidiary's current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs by exercising an Option. Upon the exercise of an Option requiring tax withholding, a Holder may (a) direct the Company to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Company's minimum statutory obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Company sufficient shares of Stock (based upon the Fair Market Value at date of withholding) to satisfy the Company's tax withholding obligations, based on the shares' Fair Market Value as of the date of exercise; or (c) deliver sufficient cash to the Company to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The

8

  Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Company, immediately upon the Committee's request, the amount of that deficiency. Upon the disposition (within the meaning of Code Section 424(c)) of shares of Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of the holding period requirements of Code Section 422(a)(1), the Holder shall be required to give notice to the Company of such disposition and the Company shall have the right to require the Holder to pay to the Company the amount of any taxes that are required by law to be withheld with respect to such disposition.

5.10
Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Option. Except as is otherwise provided in Paragraph 9.2, with respect to any Incentive Option granted under this Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Company or a Subsidiary) subject to any other incentive stock option (within the meaning of Section 422 of the Code) of the Company or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Option is granted. For purposes of this Paragraph 5.10, "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 425(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Company, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Company or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

5.11
No Fractional Shares. The Company shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Company shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

9

5.12
Modification, Extension and Renewal of Options. Subject to the terms and conditions of and within the limitations of the Plan, Rule 16b-3, the performance-based compensation exception of Section 162(m) of the Code, and any consent required by the last sentence of this Paragraph 5.12, the Committee may (a) modify, vest, extend or renew outstanding Options granted under the Plan, (b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Nevertheless, without the consent of the Holder, the Committee may not modify any outstanding Options so as to specify a higher or lower Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, alter or impair any rights or obligations under any Option theretofore granted hereunder to such Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause (c) of this Paragraph 5.12.

5.13
Other Agreement Provisions. The Award Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable. Each Award Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Award Agreement relates to constitute an incentive stock option, as defined in Section 422 of the Code.

SECTION 6. TERMS AND CONDITIONS OF RESTRICTED STOCK

        All shares of Restricted Stock granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 6 and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 9.2 and 9.3 and any of the terms and provisions of Section 10 (other than Paragraph 10.10).

6.1
Definition. Restricted Stock awards are grants of Stock to Eligible Individuals, the vesting of which is subject to a required period of employment or service as a consultant, and any other conditions set forth in the Award Agreement.

6.2
Terms and Conditions of Awards.

(a)
Restricted Stock awarded to Holders may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period of 10 years or such shorter period as the Board may determine, but not less than one year, after the time of the award of such stock (the "Restricted Period"). Except for such restrictions, the Holder as owner of such shares shall have all the rights of a shareholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Board, the right to receive all dividends paid on such shares.

(b)
The Board may in its discretion, at any time after the date of the award of Restricted Stock, adjust the length of the Restricted Period to account for individual circumstances of a Holder or group of Holders, but in no case shall the length of the Restricted Period be less than one year.

10

  (c)
  Except as otherwise determined by the Board in its sole discretion, a Holder whose employment or service with the Company and all Related Corporations terminates prior to the end of the Restricted Period for any reason shall forfeit all shares of Restricted Stock remaining subject to any outstanding Restricted Stock Award.

  (d)
  Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Holder and, at the discretion of the Board, each such certificate may be held by the Company or deposited in a bank designated by the Board. Each such certificate shall bear the following (or a similar) legend:

      "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Healthaxis Inc. Amended and Restated 2000 Stock Incentive Plan and an agreement entered into between the registered owner and Healthaxis Inc. A copy of such plan and agreement is on file in the office of the Secretary of Healthaxis Inc.,7301 North State Highway 161, Irving, TX 75039."

  (e)
  At the end of the Restricted Period for Restricted Stock, such Restricted Stock will be transferred free of all restrictions to a Participant (or his or her legal representative, beneficiary or heir).

SECTION 7. TERMS AND CONDITIONS OF STOCK UNITS AND PERFORMANCE SHARE AWARDS

        All Stock Units and Performance Shares granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 7 and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 9.2 and 9.3 and any of the terms and provisions of Section 10 (other than Paragraph 10.10).

7.1
Definition. A "Stock Unit" Award is the grant of a right to receive shares of Stock in the future. A "Performance Share" Award is a grant of shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period. The number of Performance Shares earned, and the value received for them, will be contingent on the degree to which the performance measures established at the time of the initial award are met.

7.2
Terms and Conditions of Awards. For each Holder, the Board will determine the timing of awards; the number of Stock Units or Performance Shares awarded; the performance measures used for determining whether the Performance Shares are earned; the performance period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Performance Shares are earned; whether, during or after the performance period, any revision to the performance measures or performance period should be made to reflect significant events or changes that occur during the performance period; the number of earned Performance Shares that will be paid in cash and/or shares of Stock; and whether dividend equivalents will be paid on Stock Units or Performance Shares, either currently or on a deferred basis.

7.3
Payment. The Board will compare the actual performance to the performance measures established for the performance period and determine the number of shares of Stock to be issued. Payment for Performance Shares earned shall be wholly in cash, wholly in Stock or in a combination of the two, in a lump sum or installments, and subject to vesting requirements and such other conditions as the Board shall provide. The Board will determine the number of earned Performance Shares to be paid in cash and the number to be paid in Stock. For Performance Shares payable in shares of Stock, one share of Stock will be paid for each share

11

  earned, or cash will be paid for each share earned equal to either (a) the Fair Market Value of a share of Stock at the end of the performance period or (b) the Fair Market Value of the Stock averaged for a number of days determined by the Board. For Performance Shares awarded in cash, the value of each share earned will be paid in its initial cash value, or shares of Stock will be distributed based on the cash value of the shares earned divided by (a) the Fair Market Value of a share of Stock at the end of the performance period or (b) the Fair Market Value of a share of Stock averaged for a number of days determined by the Board.

7.4
Retirement, Death or Termination. A Holder whose employment or service with the Company and Related Corporations terminates because of Normal Retirement or death either (i) during a performance period, or (ii) prior to the delivery date for Stock Units, shall be entitled to the prorated value of earned Performance Shares or Stock Units, at the conclusion of the performance period (or the deferred delivery date) based on the ratio of the months the Holder was employed (or during which he rendered services as a consultant) during the period to the total months of the performance period (or from the date of the award of the Stock Units until the deferred delivery date). If the Holder's employment or service with the Company and Related Corporations terminates for any reason other than Normal Retirement or death (i) during a performance period, or (ii) prior to the delivery date for Stock Units, the Performance Shares or Stock Units will be forfeited on the date his employment or service terminates. Notwithstanding the foregoing provisions of this Paragraph 7.4, the Board may determine that the Holder will be entitled to receive all or any portion of the Performance Shares or Stock Units that he or she would otherwise receive, and may accelerate the determination and payment of the shares or units or make such other adjustments as the Board, in its sole discretion, deems desirable.

SECTION 8. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

        All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 8 and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 9.2 and 9.3 and any of the terms and provisions of Section 10 (other than Paragraph 10.10).

8.1
Definition. A Stock Appreciation Right is an award that may be granted on a stand-alone basis or in tandem with an Incentive Option or a Nonstatutory Option, and entitles the Holder to receive an amount equal to the difference between the Fair Market Value of the shares of Stock at the time of exercise of the Stock Appreciation Right and the Fair Market Value of the shares of Stock on the Date of Grant of the Stock Appreciation Right, subject to the following provisions of this Section 8.

8.2
Exercise. A Stock Appreciation Right may be exercised under the applicable terms and conditions of the Award Agreement. A Stock Appreciation Right shall entitle the Holder to receive, upon the exercise of the Stock Appreciation Right, shares of Stock (valued at their Fair Market Value at the time of exercise), in an amount equal in value to the excess of the Fair Market Value of the shares of Stock subject to the Stock Appreciation Right as of the date of such exercise over the Fair Market Value of the shares of Stock as of the Date of Grant of the Stock Appreciation Right. The exercise of a Stock Appreciation Right that is granted in tandem with an Option will result in the surrender of the related Incentive Option or Nonstatutory Option and, unless otherwise provided by the Board in its sole discretion, the exercise of an Option granted in tandem with a Stock Appreciation Right will result in the surrender of the related Stock Appreciation Right.

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8.3
Expiration Date. The "Expiration Date" with respect to a Stock Appreciation Right shall be determined by the Board, but shall be not later than the Expiration Date for any tandem Option. If neither the right nor the tandem Option is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and payment shall be made to the holder in shares of Stock (valued at their Fair Market Value at the time of exercise).

SECTION 9. ADJUSTMENT PROVISIONS

9.1
Adjustment of Awards and Authorized Stock. The terms of an Award and the number of shares of Stock authorized pursuant to Paragraph 2.1 for issuance under the Plan shall be subject to adjustment, from time to time, in accordance with the following provisions:

(a)
If at any time or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Paragraph 2.1 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, (iii) the maximum number of shares of Stock subject to Options that may be granted to any Eligible Individual in any single fiscal year of the Company shall be increased proportionately, and (iv) the Exercise Price for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Options shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Options remain exercisable or subject to restrictions.

(b)
If at any time or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for the Plan as provided in Paragraph 2.1 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, (iii) the maximum number of shares of Stock subject to Options that may be granted to any Eligible Individual in any single fiscal year of the Company shall be decreased proportionately, and (iv) the Exercise Price for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Options shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Options remain exercisable or subject to restrictions.

(c)
In the event of any other change in the outstanding shares of Stock of the Company by reason of any spinoff, recapitalization, merger, consolidation, combination, extraordinary dividend, exchange of shares or other change affecting the outstanding shares of Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the aggregate number of shares of Stock with respect to which awards may be made under the Plan, (ii) the terms and the number of shares and/or the price per share of any outstanding Options, Stock Appreciation Rights, Restricted Stock and Stock Units and Performance Share Awards, and (iii) the maximum number of shares of Stock subject to Options that may be granted to any eligible Individual in any single fiscal year of the Company. The Committee may also make adjustments described in (i)-(iii) of the previous sentence in the event of any distribution of assets to shareholders other than a normal cash dividend. Adjustments, if any, and any determination or interpretations made by the

13

    Committee shall be final, binding and conclusive. For purposes of this Paragraph 9.1, conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. Except as expressly provided herein, no issuance by the Company of shares of any class or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an Award.

  (d)
  Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Paragraph 9.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in exercise price and the number of shares of Stock, other securities, cash or property subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Holder such a notice.

  (e)
  Adjustments under subparagraphs 9.1(a), (b) and (c) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

9.2
Changes in Control. Any Award Agreement may provide that, upon the occurrence of a Change in Control, all outstanding Options, shares of Restricted Stock, Stock Units, Performance Share Awards and Stock Appreciation Rights shall immediately become fully vested and exercisable in full, including that portion of any Award that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable, earned or vested (the total number of shares of Stock as to which an Award is exercisable upon the occurrence of a Change in Control is referred to herein as the "Total Shares"). If a Change in Control involves a Restructure or occurs in connection with a series of related transactions involving a Restructure and if such Restructure is in the form of a Non-Surviving Event and as a part of such Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of an Award shall receive or be entitled to purchase (in lieu of the Total Shares that the Holder would otherwise receive or be entitled to purchase) the number of shares of stock, other securities, cash or property to which that number of Total Shares would have been entitled in connection with such Restructure (and at an aggregate Exercise Price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure).

9.3
Restructure and No Change in Control. In the event a Restructure should occur at any time while there is any outstanding Award hereunder and that Restructure does not occur in connection with a Change in Control or in connection with a series of related transactions involving a Change in Control, then:

(a)
no outstanding Option, shares of Restricted Stock, Stock Units, Performance Share Awards or Stock Appreciation Rights shall become vested or exercisable merely because of the occurrence of the Restructure; and

(b)
in the Committee's discretion, the Company may (but shall not be required to) take any one or more of the following actions:

(i)
accelerate in whole or in part the time of the vesting and exercisability of any one or more of the outstanding Awards so as to provide that those Awards shall be vested and exercisable before, upon, or after the consummation of the Restructure;

14

    (ii)
    if the Restructure is in the form of a Non-Surviving Event, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Committee deems desirable; or

    (iii)
    redeem in whole or in part any one or more of the outstanding Options, Stock Units, Performance Share Awards or Stock Appreciation Rights (whether or not then exercisable) in consideration of a cash payment, as such payment may be reduced for tax withholding obligations as contemplated in Paragraphs 5.9 and 10.14 in an amount equal to the Fair Market Value determined as of a date immediately preceding the consummation of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed (in excess of the Exercise Price in the case of an Option, or the Fair Market Value of the shares of Stock at the Date of Grant in the case of a Stock Appreciation Right).

        The Company shall promptly notify each Holder of any election or action taken by the Company under this Paragraph 9.3. In the event of any election or action taken by the Company pursuant to this Paragraph 9.3 that requires the amendment or cancellation of any Award Agreement, as may be specified in any notice to the Holder thereof, that Holder shall promptly deliver that Award Agreement to the Company in order for that amendment or cancellation to be implemented by the Company and the Committee. The failure of the Holder to deliver any such Award Agreement to the Company as provided in the preceding sentence shall not in any manner effect the validity or enforceability of any action taken by the Company and the Committee under this Paragraph 9.3, including, without limitation, any redemption of an Award as of the consummation of a Restructure. Any cash payment to be made by the Company pursuant to this Paragraph 9.3 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Company of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Restructure notwithstanding that the payment of the redemption price may occur subsequent to the consummation. If all or any portion of an outstanding Award is to be exercised or vested upon or after the consummation of a Restructure that is in the form of a Non-Surviving Event and as a part of that Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to receive or purchase (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to receive or purchase) the number of shares of stock, other securities, cash or property to which such number of shares of Stock would have been entitled in connection with the Restructure (and, for Options, at an aggregate Exercise Price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure).

9.4
Notice of Change in Control or Restructure. The Company shall attempt to keep all Holders informed with respect to any Change in Control or Restructure or of any potential Change in Control or Restructure to the same extent that the Company's shareholders are informed by the Company of any such event or potential event.

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SECTION 10. ADDITIONAL PROVISIONS

10.1
Termination of Employment. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated for any reason other than the Holder's death or Disability (hereafter defined), then any and all Awards held by that Holder in the Holder's capacity as an Employee as of the date of the termination shall become null and void and are forfeited without any further action or notice as of the date of the termination unless otherwise specified in the Award Agreement, written employment contract, or other similar document or program authorized by the Board of Directors or the Committee; provided, however, that the portion, if any, of any and all Awards held by the Holder that are vested and exercisable as of the date the Holder's employment is terminated shall be exercisable by that Holder for a period of the lesser of (a) the remainder of the term of the Award or (b) ninety (90) days following the date of the Holder's termination, except in cases where a specific extended post-termination exercise period is contained in any Award Agreement, written employment contract, or other similar document or program authorized by the Board of Directors or the Committee, in which case the extended post-termination exercise period shall apply. Any portion of an Award not exercised upon the expiration of the applicable post-termination exercise period shall be null and void and are forfeited without any further action or notice as of the expiration of such period.

10.2
Other Loss of Eligibility. If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated for any reason other than the Holder's death, then any and all Awards held by the Holder that were granted because of that capacity as of the date of the termination shall become null and void and are forfeited without any further action or notice as of the date of the termination unless otherwise specified in the Award Agreement, written consulting contract, or other similar document authorized by the Board of Directors or the Committee; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date the Holder ceases to serve in such capacity shall be exercisable by that Holder for a period of the lesser of (a) the remainder of the term of the Award or (b) ninety (90) days following the date the Holder ceases to serve in such capacity, except in cases where a specific extended post-termination exercise period is contained in any Award Agreement, written consulting contract, or other similar document or program authorized by the Board of Directors or the Committee, in which case the extended post-termination exercise period shall apply. Any portion of an Award not exercised upon the expiration of the applicable post-termination exercise period shall be null and void and are forfeited without any further action or notice as of the expiration of such period.

10.3
Death. Upon (a) the death of a Holder who is an Eligible Individual because the Holder is an Employee, during the Holder's employment or within ninety (90) days following the Holder's retirement described in Paragraph 10.4 below, or (b) the death of a Holder who is an Eligible Individual because the Holder is serving in a capacity other than as an Employee, then any and all Awards held by the Holder that are not yet exercisable as of the date of the Holder's death shall become null and void and are forfeited without any further action or notice as of the date of death; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date of death shall be exercisable by that Holder's legal representatives, legatees or distributees for a period of the lesser of (a) the remainder of the term of the Award or (b) one year following the date of the Holder's death. Any portion of an Award not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void and are forfeited without any further action or notice as of the expiration of such period. Except as expressly provided in this Paragraph 10.3, no Award held by a Holder shall be exercisable after the death of that Holder.

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10.4
Retirement. If a Holder is an Eligible Individual because the Holder is an Employee and that employment relationship is terminated by reason of the Holder's Normal Retirement, then the portion, if any, of any and all Awards held by the Holder that are not yet vested or exercisable as of the date of that retirement shall become null and void and are forfeited without any further action or notice as of the date of retirement unless otherwise specified in the Award Agreement, written employment contract, or other similar document authorized by the Board of Directors or the Committee; provided, however, that the portion, if any, of any and all Awards held by the Holder that are vested and exercisable as of the date of that retirement shall be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) 90 days following the date of retirement, except in cases where a specific extended post-retirement exercise period is contained in any Award Agreement, written employment contract, or other similar document or program authorized by the Board of Directors or the Committee, in which case the extended post-retirement exercise period shall apply. Any portion of an Award not exercised upon the expiration of the applicable post-retirement exercise period shall be null and void and are forfeited without any further action or notice as of the expiration of such period.

10.5
Disability. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder's Disability, then the portion, if any, of any and all Awards held by the Holder that are not yet vested or exercisable as of the date of that termination for Disability shall become null and void and are forfeited without any further action or notice as of the date of termination unless otherwise specified in the Award Agreement, written employment contract, or other similar document authorized by the Board of Directors or the Committee; provided, however, that the portion, if any, of any and all Awards held by the Holder that are vested and exercisable as of the date of that termination shall survive the termination for the lesser of (a) the original term of the Award or (b) one year following the date of termination, and the Award shall be exercisable by the Holder, his guardian, or his legal representative, except in cases where a specific extended post-termination exercise period is contained in any Award Agreement, written employment contract, or other similar document or program authorized by the Board of Directors or the Committee, in which case the extended post-termination exercise period shall apply. Any portion of an Award not exercised upon the expiration of the applicable post-termination exercise period shall be null and void and are forfeited without any further action or notice as of the expiration of such period.. "Disability" shall have the meaning given it in the employment agreement of the Holder; provided, however, that if that Holder has no employment agreement, "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code and the regulations thereunder.

10.6
Leave of Absence. With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Company, provided that rights to that Award during a leave of absence will be limited to the extent to which those rights were earned or vested when the leave of absence began.

10.7
Transferability of Awards. Incentive Options, Stock Units and Performance Share Awards, and, during the period of restriction, Restricted Stock awarded under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. Incentive Options may be exercised during the lifetime of the Holder only by the Holder or his guardian or legal representative. If provided in the Award agreement, Nonstatutory Options and Stock Appreciation Rights may be transferred by a Holder to Permitted Transferees, and may be exercised either by the Holder, his guardian or legal representative and as otherwise permitted under the laws of descent and distribution, or by a Permitted Transferee.

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10.8
Forfeiture and Restrictions on Transfer. Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Company or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Company and shareholders of the Company other than the Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.

10.9
Delivery of Certificates of Stock. Subject to Paragraph 10.10, the Company shall promptly issue and deliver a certificate representing the number of shares of Stock as to which an Option or Stock Appreciation Right has been exercised after the Company receives an Exercise Notice and upon receipt by the Company of the Exercise Price, if applicable, and any tax withholding as may be requested. The value of the shares of Stock transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement. If a Holder is entitled to receive certificates representing Stock received for more than one form of Option under the Plan, separate Stock certificates shall be issued with respect to Incentive Options and Nonstatutory Options.

10.10
Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option, the Company may, as a condition precedent to the exercise of such Option, require from the Holder (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Option and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder's death, his legal representatives, heirs, legatees, or distributees), will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

10.11
Securities Act Legend. Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

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  This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act.

10.12
Legend for Restrictions on Transfer. Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under this Plan or an Award Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Paragraph 10.12, such as:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED "HEALTHAXIS INC. AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN" AS ADOPTED BY HEALTHAXIS INC. (THE "COMPANY") ON                                    , 2005, AND AN AGREEMENT THEREUNDER BETWEEN THE COMPANY AND (HOLDER) DATED                                    , 20      , AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE COMPANY WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

10.13
Rights as a Shareholder. A Holder shall have no right as a shareholder with respect to any shares covered by his Award until a certificate representing those shares is issued in his name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section 9. Nevertheless, dividends and dividend equivalent rights may be extended to and made part of any Award denominated in Stock or units of Stock, subject to such terms, conditions, and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.

10.14
Payment of Taxes. All awards and payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied through the surrender of shares of Stock which the Holder already owns, or to which a Holder is otherwise entitled under the Plan. When a Holder is entitled to receive shares of Stock pursuant to the exercise of a Stock Appreciation Right or with respect to an award of Restricted Stock, Stock Units and Performance Shares pursuant to the Plan, the Company shall have the right to require the Holder to pay to the Company the amount of any taxes that it is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld.

10.15
Furnish Information. Each Holder shall furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

10.16
Obligation to Exercise. The granting of an Award hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof.

10.17
Remedies. The Company shall be entitled to recover from a Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

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10.18
Information Confidential. As partial consideration for the granting of each Award hereunder, the Holder shall agree with the Company that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor militating against the advisability of granting any such future Award to that individual.

10.19
Consideration. No Option shall be exercisable with respect to a Holder unless and until the Holder shall have paid cash or property to, or performed services for, the Company or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.

SECTION 11. EFFECTIVENESS, DURATION AND AMENDMENT OF PLAN

11.1
Effectiveness. The Plan shall not be effective unless and until it has been approved by both the Board of Directors and the holders of a majority of the shares of Stock of the Company voting with respect to the Plan at the meeting of the shareholders of the Company at which the Plan is presented for shareholder approval. No Awards may be granted prior to the Effective Date under this Plan. Awards granted under the Prior Plan prior to the Effective Date shall continue to be governed by the terms of the Prior Plan, the granting documents and as otherwise applicable in each instance.

11.2
Duration. No Awards may be granted hereunder after the date that is ten (10) years from the earlier of (a) the Effective Date and (b) the date the Plan is approved by the shareholders of the Company.

11.3
Amendment and Termination. The Board of Directors may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions from that Section in the regulations thereunder, or the performance-based compensation exception of Section 162(m) of the Code. The Board of Directors may also amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Company or the Plan or for any other purpose permitted by law. Amendments to the Plan shall not require shareholder approval except to the extent required by applicable law (including Section 422 of the Code with respect to incentive stock options) or the rules of any market on which the Stock is then traded.

SECTION 12. GENERAL

12.1
Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options may be used for any general corporate purpose.

12.2
Right of the Company and Subsidiaries to Terminate Employment. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder the right to continue in the employ of the Company or any Subsidiary, or interfere in any way with the rights of the Company or any Subsidiary to terminate the Holder's employment at any time.

12.3
No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Award granted under it, and members of the

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  Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

12.4
Other Benefits. Participation in the Plan shall not preclude the Holder from eligibility in any other stock or stock option plan of the Company or any Subsidiary or any old age benefit, insurance, pension, profit sharing retirement, bonus, or other extra compensation plans that the Company or any Subsidiary has adopted, or may, at any time, adopt for the benefit of its Employees. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

12.5
Exclusion From Pension and Profit-Sharing Compensation. By acceptance of an Award (whether in Stock or cash), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Company or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

12.6
Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock to the Holder, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

12.7
Unfunded Plan. Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Stock or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock or rights thereto to be granted under the Plan. Any liability of the Company to any Holder with respect to a grant of cash, Stock or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

12.8
No Guarantee of Interests. Neither the Committee nor the Company guarantees the Stock of the Company from loss or depreciation.

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12.9
Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company or its Subsidiaries; provided, however, the Company or a Subsidiary may recover any and all damages, fees, expenses, and costs arising out of any actions taken by the Company to enforce its rights under this Plan.

12.10
Company Records. Records of the Company or its Subsidiaries regarding the Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

12.11
Information. The Company and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

12.12
Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange Act) or Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 or Section 422 of the Code. With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

12.13
Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Company and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates.

12.14
Waiver of Notice. Any person entitled to notice hereunder may waive such notice.

12.15
Successors. The Plan shall be binding upon the Holder, his legal representatives, heirs, legatees, and distributees, and Permitted Transferees, upon the Company, its successors, and assigns, and upon the Committee, and its successors.

12.16
Headings. The titles and headings of Sections and Paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

12.17
Governing Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the Commonwealth of Pennsylvania except to the extent Pennsylvania law is preempted by federal law. Questions arising with respect to the

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  provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the state specified in the Award Agreement, except to the extent Pennsylvania corporate law conflicts with the contract law of such state, in which event Pennsylvania corporate law shall govern. The obligation of the Company to deliver or sell Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

12.18
Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

        IN WITNESS WHEREOF, Healthaxis Inc., acting by and through its officer hereunto duly authorized, has executed this instrument, this the             day of                                     , 2005.

HEALTHAXIS INC.
By:	President

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 FIRST AMENDMENT TO THE
HEALTHAXIS INC.
2005 STOCK INCENTIVE PLAN

        WHEREAS, the Healthaxis Inc. 2005 Stock Incentive Plan (the "Plan") has been established by Healthaxis Inc. (the "Company") effective upon its approval by the shareholders of the Company; and

        WHEREAS, the shareholders of the Company approved the Plan at their annual meeting on June 29, 2005; and

        WHEREAS, the Board of Directors (the "Board") has approved this First Amendment to the Plan to be effective as of May 10, 2006.

        NOW, THEREFORE, the Plan is hereby amended as follows:

        Sections 6.2(a) and (b) of the Plan are deleted, and the following Sections 6.2(a) and (b) are substituted in lieu thereof:

6.2
Terms and Conditions of Awards.

(a)
At the time an Award of Restricted Stock is made, the Board shall establish a period or periods of time or such other conditions or restrictions on the vesting of the Restricted Stock as it shall deem appropriate or applicable to such award (each, a "Restricted Period"). The Board may, in its sole discretion, at the time an Award is made, provide for the incremental lapse of Restricted Periods with respect to a portion or portions of the Restricted Stock awarded. Restricted Stock awarded to Holders may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, unless and until the portion thereof proposed to be sold, assigned, transferred, pledged or otherwise encumbered is vested. Except for such restrictions, the Holder as owner of the Restricted Stock shall have all the rights of a shareholder, including but not limited to the right to vote the Restricted Stock and, except as otherwise provided by the Board, the right to receive all dividends paid on the Restricted Stock.

(b)
At any time following the Award of Restricted Stock, the Board may also, in its sole discretion, shorten or terminate a Restricted Period or waive any conditions to the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock.

        IN WITNESS WHEREOF, Healthaxis Inc., acting by and through its officer hereunto duly authorized, has executed this instrument, to be effective May 10, 2006.

HEALTHAXIS INC.
By:	John M. Carradine President & CEO

 Annex K

SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

SECTION 262—Appraisal Rights

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

          (2)   Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

 Annex L

BPO MANAGEMENT SERVICES, INC.
2007 STOCK INCENTIVE PLAN
RECITALS

        WHEREAS, BPO Management Services, Inc. desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as Directors, officers, employees and/or consultants of the Company and its subsidiaries by increasing their proprietary interest in the Company's growth and success:

        NOW, THEREFORE, the Company hereby adopts this BPO Management Services, Inc 2007 Stock Incentive Plan to read as follows:

ARTICLE 1

PURPOSE OF THE PLAN

        1.1    Purpose.    The purpose of the Plan is to assist the Company in attracting and retaining selected individuals to serve as Directors, officers, employees and consultants of the Company or any of its subsidiaries or affiliates who will contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentive inherent in the ownership of the Company's common stock.

ARTICLE 2

DEFINITIONS

        The following terms shall have the meanings indicated.

        2.1    "Board" means the board of directors of the Company.

        2.2    "Change of Control" means a "Change in the Ownership of the Company," a "Change in Effective Control of the Company," or a "Change in the Ownership of a Substantial Portion of the Assets of the Company," all as defined below. To qualify as a "Change of Control," the occurrence of the event must be objectively determinable and any requirement that any other person, such as a plan administrator or board of directors' compensation committee, certify the occurrence of a Change of Control must be strictly ministerial and not involve any discretionary authority. In no event shall a Change of Control be deemed to have occurred by virtue of the transactions contemplated by the Series D Convertible Preferred Stock Purchase Agreement dated as of June 13, 2007 among the Company and the purchasers named therein or upon the transfer, sale or other disposition by any such purchaser of the shares purchased thereunder, warrants received in connection therewith or shares acquired upon exercise of such warrants.

A "Change in the Ownership of the Company" occurs on the date that any one person, or more than one person acting as a group acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company. However, if any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a "Change in the Ownership of the Company". An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this definition. This definition applies only when there is a transfer of stock of the Company (or issuance of stock of the Company) and stock in the Company remains outstanding after the transaction. Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such stockholder is considered to be acting as a group with other stockholders in a corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

A "Change in the Effective Control of the Company" occurs only on the date that either:

  (1) Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 35 percent or more of the total voting power of the stock of the Company; or

  (2) A majority of members of the Company's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's board of directors prior to the date of the appointment or election.

  Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such stockholder is considered to be acting as a group with other stockholders in a corporation only with respect to the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

A "Change in the Ownership of a Substantial Portion of the Assets of the Company" occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. Persons will not be considered to be acting as a group solely because they purchase assets of the same corporation at the same time. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the corporation. If a person, including an entity stockholder, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of assets, or similar transaction, such stockholder is considered to be acting as a group with other stockholders in a corporation only to the extent of the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

        2.3    "Closing Price" means on any particular date (a) the last closing bid price per share of the Company's common stock on such date on the OTC Bulletin Board or a registered national stock exchange on which the Company's common stock is then listed, (b) if the Company's common stock is not quoted or listed then on the OTC Bulletin Board or any registered national stock exchange, the last closing bid price for a share of the Company's Common Stock on the over-the-counter market, as reported by the OTC Bulletin Board or Pink Sheets, LLC (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, (c) if the Company's common stock is not then reported by the OTC Bulletin Board or Pink Sheets, LLC (or similar organization or

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agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the applicable trading days preceding such date of determination, or (d) if the Company's common stock is not then publicly traded, the fair market value of a share of the Company's common stock as determined by the Board.

        2.4    "Code" means the Internal Revenue Code of 1986, as amended.

        2.5    "Committee" means the compensation committee of the Board.

        2.6    "Company" means BPO Management Services, Inc., a Delaware corporation.

        2.7    "Director" means a member of the Board or a member of the board of directors of any of the Company's subsidiaries or affiliates.

        2.8    "Disability" means total and permanent disability within the meaning of Section 22(e)(3) of the Code, which, as of the date hereof, means being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of no less than 12 months.

        2.9    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.10    "Incentive Stock Option" means an Option which qualifies as an incentive stock option under Section 422 of the Code.

        2.11    "Non-Employee Director" means a non-employee director within the meaning of Rule 16b-3 promulgated under the Exchange Act.

        2.12    "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

        2.13    "Option" means an Incentive Stock Option and a Nonqualified Stock Option granted pursuant to Article 5.

        2.14    "Optionee" means the recipient of an Option.

        2.15    "Outside Director" means an outside director within the meaning of Section 162(m) of the Code.

        2.16    "Participant" means a person who has received an Option or to whom an Option has been transferred.

        2.17    "Permitted Assignee" means (i) the spouse, parent, issue, spouse of issue, or issue of spouse, of an Optionee, (ii) a trust for the benefit of one or more persons described in clause (i) or for the benefit of an Optionee, as the case may be, or (iii) an entity in which an Optionee or a person described in clauses (i) or (ii) is a beneficial owner.

        2.18    "Plan" means this BPO Management Services, Inc. 2007 Stock Incentive Plan.

        2.19    "Share" means a share of common stock of the Company.

        2.20    "Share Limitation" means the aggregate number of Shares authorized for Options as described in Section 3.1.

        2.21    "Stock Option Agreement" means a stock option agreement described in Article 5.

        2.22    "Tax Election" means a written election of an Optionee, or a Permitted Assignee, to have Shares withheld to satisfy withholding taxes as described in Section 6.1.

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 ARTICLE 3

SHARES SUBJECT TO AWARDS

        3.1    Number of Shares.    Subject to the adjustment provisions of Section 5.10, the Share Limitation shall be 4,666,667 Shares. No Options to purchase fractional Shares shall be granted or issued under the Plan. For purposes of this Section 3.1, the Shares that shall be counted toward the Share Limitation shall include all Shares issued or issuable pursuant to Options that have been or may be exercised.

        3.2    Shares Subject to Terminated Options.    The Shares covered by any unexercised portions of terminated Options granted under Article 5 and Shares subject to any Options which are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Options under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Options under the Plan.

        3.3    Character of Shares.    Shares delivered under the Plan may be authorized and unissued Shares, treasury Shares acquired by the Company, or both.

ARTICLE 4

ELIGIBILITY AND ADMINISTRATION

        4.1    Options to Officers, Employees, Directors and Consultants.    (a) Participants who are eligible to receive Options shall consist of such officers, employees, Directors and consultants of the Company or any of its subsidiaries or affiliates as the Committee shall select from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Options in any other year.

        (b)   No Option which is intended to qualify as an Incentive Stock Option may be granted to any employee who, at the time of such grant, owns, directly or indirectly (within the meaning of sections 422(b)(6) and 424(d) of the Code), shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any of its subsidiaries or affiliates, unless at the time of such grant, (i) the option price is fixed at not less than 110% of the Closing Price of the Shares subject to such Option, determined on the date of the grant, and (ii) the exercise of such Option is prohibited by its terms after the expiration of five (5) years from the date such Option is granted. Incentive Stock Options may only be granted to employees of the Company or its subsidiaries.

        4.2    Administration.    (a) The Plan shall be administered by the Committee. Unless otherwise determined by the Board, each member of the Committee shall be a Non-Employee Director and an Outside Director. In no event shall the Committee consist of fewer than two members of the Company's Board. Said directors may remove from, add members to, or fill vacancies in the Committee. Any Option granted to a member of the Committee shall be on terms consistent with Options granted to other Non-Employee Directors who are not members of the Committee, except where the Option is approved or ratified by the Board (excluding persons who are also members of the Committee).

                        (b)   The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee shall be taken by majority vote of its members. The Committee is also authorized, subject to the provisions of the Plan, to make provisions in various Options pertaining to a Change of Control of the Company and to amend or modify existing Options; provided, however, that the Committee may not, without first obtaining the approval of the stockholders of the Company, reprice any outstanding Option then exercisable for a price above the then current market price of the Shares to provide for a lower exercise price.

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                        (c)   Subject to the provisions of the Plan, the Committee shall have authority, in its sole discretion, to interpret the provisions of the Plan and, subject to the requirements of applicable law, including Rule 16b-3 of the Exchange Act, to prescribe, amend, and rescind rules and regulations relating to it as it may deem necessary or advisable. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors and employees, and Plan participants.

ARTICLE 5

OPTIONS

        5.1    Grant of Options.    The Committee shall determine, within the limitations of the Plan, the officers, employees, Directors and consultants of the Company and its subsidiaries and affiliates to whom Options are to be granted under the Plan, the number of Shares that may be purchased under each such Option and the option price, and shall designate such Options at the time of the grant as either Incentive Stock Options or Nonqualified Stock Options; provided that fifty percent (50%) of the Share Limitation shall be allocated between, and awarded only to, Patrick Dolan and James Cortens, and the remaining fifty percent (50%) shall be allocated among and awarded to any other officers or employees or any Directors or consultants of the Company and its subsidiaries and affiliates. An Option is the right to purchase Shares at a specified price.

                All Options granted pursuant to this Article 5 shall be authorized by the Committee and shall be evidenced in writing by Stock Option Agreements in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan, and, with respect to any Stock Option Agreement granting Options which are intended to qualify as Incentive Stock Options, are not inconsistent with Section 422 of the Code. Granting of an Option pursuant to the Plan shall impose no obligation on the Optionee to exercise such option. Any individual who is granted an Option pursuant to this Article 5 may hold more than one Option at the same time and may hold both Incentive Stock Options and Nonqualified Stock Options at the same time. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions, the time or manner of its exercise or otherwise) such Option or the portion thereof which does not so qualify shall constitute a separate Nonqualified Stock Option.

        5.2    Option Price.    Subject to Section 4.1(b), the option price per each Share purchasable under any Option granted pursuant to this Article 5 shall not be less than 100% of the Closing Price of such Share on the date of the grant of such Option or, if the bulletin board or market was closed on the date in question, then the Closing Price on the next trading day immediately preceding the day in question.

        5.3    Option Period; Vesting.    Subject to Section 4.1(b), the period for which an Option is exercisable shall not exceed ten (10) years from the date such Option is granted. After the Option is granted, the option period may not be reduced. Options granted under the Plan shall vest on terms no more favorable than the Company's normal vesting provisions for awards of stock options to its key employees generally; provided that two-thirds (2/3) of the Shares covered by Options shall not vest until June 13, 2010.

        5.4    Exercise of Options.    Options granted under the Plan shall be exercised by the Optionee thereof (or by his or her executors, administrators, guardian or legal representative, or by a Permitted Assignee, as provided in Sections 5.7 and 5.8 hereof) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made within five (5) business days following the date of exercise and shall be made (i) in cash or by certified check or bank check, (ii) with the consent of Committee, by tendering previously acquired Shares (valued using the Closing Price as of the date of

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tender), or (iii) with the consent of the Committee, any combination of (i) and (ii). In connection with a tender of previously acquired Shares pursuant to clause (ii) above, the Committee, in its sole discretion, may permit the Optionee to constructively exchange Shares already owned by the Optionee in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. The Company shall effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising an Option shall have any of the rights of a holder of Shares subject to an Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

        5.5    Transferability.    No Option that is intended to qualify as an Incentive Stock Option shall be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution, and such Option may be exercised during the life of the Optionee only by the Optionee or his guardian or legal representative. Nonqualified Stock Options are transferable by the Optionee to any Permitted Assignee; provided, however, that such Permitted Assignee shall be bound by all of the terms and conditions of the Plan and shall execute an agreement satisfactory to the Company evidencing such obligation; provided further, however, that any transfer by an Optionee to any Permitted Assignee shall be subject to the prior consent of the Committee; and provided further, however, that such Optionee shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with an Optionee's Permitted Assignee and the Company's transfer agent in effectuating any transfer permitted pursuant to this Section 5.5.

        5.6    Termination of Employment or Service.    In the event of the termination of employment of an Optionee or the separation from service of a Director or consultant (who is an Optionee) for any reason (other than death or Disability as provided below), any Option(s) held by such Optionee (or his Permitted Assignee) under the Plan and not previously exercised or expired shall be deemed canceled and terminated on the day of such termination or separation, unless the Committee decides, in its sole discretion, to extend the term of the Option for a period not to exceed three months after the date of such termination or separation, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term set forth in Section 4.1(b)(ii) or 5.4, above.

        5.7    Death.    In the event an Optionee dies while employed by or serving the Company or any of its subsidiaries or affiliates, any Option(s) held by such Optionee (or his Permitted Assignee) and not previously expired or exercised shall, to the extent exercisable on the date of death, be exercisable by the estate of such Optionee or by any person who acquired such Option by bequest or inheritance, or by the Permitted Assignee at any time within one year after the death of the Optionee, unless earlier terminated pursuant to its terms; provided, however, that if the term of such Option would expire by its terms within six months after the Optionee's death, the term of such Option shall be extended until six months after the Optionee's death, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term set forth in Section 4.1(b)(ii) or 5.4, above.

        5.8    Disability.    In the event of the termination of employment or service of an Optionee due to Disability, the Optionee, or his guardian or legal representative, or a Permitted Assignee shall have the unqualified right to exercise any Option(s) which have not been previously exercised or expired and which the Optionee was eligible to exercise as of the first date of Disability (as determined by the Committee), at any time within one (1) year after such termination, unless earlier terminated pursuant to its terms; provided, however, that if the term of such Option would expire by its terms within six

6

months after such termination, the term of such Option may be extended until six months after such termination at the discretion of the Committee; provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term set forth in Section 4.1(b)(ii) or 5.4, above.

        5.9    Amendment and Modification of the Plan.    The Committee may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law or any rule of any stock exchange or quotation system on which Shares are listed or quoted; provided that such Committee may not amend the Plan, without the approval of the Company's stockholders, to increase the number of Shares that may be the subject of awards under the Plan (except for adjustments pursuant to Section 5.10 hereof). In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of an Optionee or a Participant (or a Permitted Assignee thereof) under any Option previously granted without such Optionee's or Participant's consent.

        5.10    Adjustments.    In the event that the Committee shall determine that any dividend, or other similar distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event affects the Shares with respect to which Options have been or may be issued under the Plan, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as the Committee deems equitable, adjust any or all of (i) the number and type of Shares that thereafter may be made the subject of Options, (ii) the number and type of Shares subject to outstanding Options, and (iii) the exercise price with respect to any Option, or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Option; provided, in each case, that with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision (unless otherwise agreed by the Committee and the holder of such Option); and provided further, that the number of Shares subject to any Option denominated in Shares shall always be a whole number. In the event of any reorganization, merger, consolidation, split-up, spin-off, or other business combination involving the Company, the Committee or the Board may cause any Option outstanding as of the effective date of any such transaction to be canceled in consideration of a cash payment or alternate Option made to the holder of such canceled Option equal in value to the fair market value of such canceled Option. The determination of fair market value shall be made by the Committee or the Board, as the case may be, in their sole discretion. With respect to each adjustment contemplated by this Section 5.10, no such adjustment shall be authorized to the extent that such adjustment would cause an Option to violate the provisions of Section 409A of the Code (unless otherwise agreed by the Committee and the holder of such Option).

ARTICLE 6

MISCELLANEOUS

        6.1    Tax Withholding.    All payments or distributions made pursuant to the Plan to an Optionee or Participant (or a Permitted Assignee thereof) shall be net of any applicable federal, state and local withholding taxes arising as a result of the exercise of an Option or any other event occurring pursuant to the Plan. The Company shall have the right to withhold from such Optionee or Participant (or a Permitted Assignee thereof) such withholding taxes as may be required by law, or to otherwise require the Optionee or Participant (or a Permitted Assignee thereof) to pay such withholding taxes. If the Optionee or Participant (or a Permitted Assignee thereof) shall fail to make such tax payments as are required, the Company or its subsidiaries or affiliates shall, to the extent permitted by law, have the

7

right to deduct any such taxes from any payment of any kind otherwise due to such Optionee or Participant or to take such other action as may be necessary to satisfy such withholding obligations. In satisfaction of the requirement to pay withholding taxes, the Optionee or Participant (or Permitted Assignee) may make a Tax Election, which may be accepted or rejected in the discretion of the Committee.

        6.2    Right of Discharge Reserved.    Nothing in the Plan nor the grant of an Option hereunder shall confer upon any employee, Director or consultant the right to continue in the employment or service of the Company or any subsidiary or affiliate of the Company or affect any right that the Company or any subsidiary or affiliate of the Company may have to terminate the employment or service of (or to demote or to exclude from future Options under the Plan) any such employee, Director or consultant at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Option granted in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any subsidiary or affiliate of the Company to the employee, Director or consultant.

        6.3    Nature of Payments.    All Options made pursuant to the Plan are in consideration of services performed for the Company or any subsidiary or affiliate of the Company. Any income or gain realized pursuant to Options under the Plan constitutes a special incentive payment to the Optionee or Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any subsidiary or affiliate of the Company except as may be determined by the Committee or by the Board or the board of directors of the applicable subsidiary or affiliate of the Company.

        6.4    Severability.    If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

        6.5    Gender and Number.    In order to shorten and to improve the understandability of the Plan document by eliminating the repeated usage of such phrases as "his or her" and any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural except when otherwise indicated by the context.

        6.6    Governing Law.    The Plan and all determinations made and actions taken thereunder, shall be governed by the laws of the State of Delaware, without regard to the principles of conflicts of law which might otherwise apply.

        6.7    Termination of Plan.    The Plan shall be effective on the date of the approval of the Plan by the holders of a majority of the shares entitled to vote thereon, provided such approval is obtained within 12 months after the date of adoption of the Plan by the Board. Options may be granted under the Plan at any time and from time to time on or prior to June 13, 2017, on which date the Plan will expire except as to Options then outstanding under the Plan. Such outstanding Options shall remain in effect until they have been exercised or terminated, or have expired.

        6.8    Captions.    The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

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ANNEX M

HEALTHAXIS INC.
Amended and Restated Articles of Incorporation

        Article 1.    Name.    The name of the corporation is HealthAxis Inc. (the "Corporation").

        Article 2.    Registered Office.    The location and address of the registered office of the Corporation in this Commonwealth is:

    2500 DeKalb Pike
    East Norriton, PA 19401

        Article 3.    Purpose.    The Corporation is incorporated under the Pennsylvania Business Corporation Law of 1988, as it may be amended from time to time, for the following purposes:

  To have unlimited power to engage in or do any lawful act concerning any or all lawful businesses for which corporations may be incorporated under the Pennsylvania Business Corporation Law of 1988, as amended from time to time.

        Article 4.    Term.    The term for which the Corporation is to exist is perpetual.

        Article 5.    Authorized Capital Stock.    The Corporation shall have the authority to issue an aggregate of 2,000,000,000 shares of capital stock which shall be divided into 1,900,000,000 shares of Common Stock, par value $0.10 per share ("Common Stock"), as more fully described in Section 5(a) below; and 100,000,000 shares of Preferred Stock, par value $1.00 per share ("Preferred Stock"), as more fully described in Section 5(b) below.

        As of the effective date of the filing of the Articles of Amendment containing this Amendment with the Pennsylvania Secretary of State, every 10 shares of common stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of common stock. The authorized shares of common stock of the Corporation shall not be changed. No fractional share shall be issued in connection with the foregoing stock split; all shares of common stock so split that are held by a shareholder will be aggregated and each fractional share resulting from such aggregation shall be rounded down to the nearest whole share. In lieu of any interest in a fractional share of common stock to which a shareholder would otherwise be entitled as a result of the foregoing split, the Corporation shall pay a cash amount to such shareholder equal to the fair value, as determined by the Board of Directors, of such fractional share as of the effective date of the foregoing split.(1)

(1)
This paragraph was added via an amendment to the Amended and Restated Articles of Incorporation on August 19, 2003.

        (a)    Common Stock.    Each holder of record of Common Stock shall have the right to one vote for each share of Common Stock registered in their name on the books of the Corporation except as the right to exercise such vote may be limited by the provisions of these Amended and Restated Articles of Incorporation or any class or series of Preferred Stock established hereunder. The holders of Common Stock shall be entitled to such dividends as may be declared by the Board of Directors from time to time, provided that required dividends, if any, on the Preferred Stock have been paid or provided for. In the event of the liquidation, dissolution, or winding up, whether voluntary or involuntary of the Corporation, the assets and funds of the Corporation available for distribution to shareholders, and remaining after the payment to holders of Preferred Stock of the amounts (if any) to which they are entitled, shall be divided and paid to the holders of the Common Stock according to their respective shares.

        (b)    Preferred Stock.    The shares of Preferred Stock may be divided and issued from time to time in one or more series as may be determined by the Board of Directors of the Corporation, each such series to be distinctly designated and to consist of the number of shares determined by the Board of

Directors. The Board of Directors of the Corporation is hereby expressly vested with authority to adopt resolutions to issue the shares, to fix the number of shares, to change the number of shares constituting any class or series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions, if any, of Preferred Stock, and each class or series thereof, in each case without approval of the shareholders. The authority of the Board of Directors with respect to each class or series of Preferred Stock shall include, without limiting the generality of the foregoing, the determination of the following:

          (1)   The number of shares constituting that class or series and the distinctive designation of that class or series;

          (2)   The dividend rate on the shares of that class or series, whether dividends shall be cumulative, and, if so, from which date or dates;

          (3)   Whether that class or series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;

          (4)   Whether that class or series shall have conversion privileges (including rights to convert such class or series into the capital stock of the Corporation or any other entity) and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

          (5)   Whether or not shares of that class or series shall be redeemable and whether or not the Corporation or the holder (or both) may exercise the redemption right, including the terms of redemption (including any sinking fund provisions), the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions;

          (6)   The rights of the shares of that class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

          (7)   Any other relative rights, preferences and limitations of that class or series as may be permitted or required by law.

The number of shares, voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions, if any, of any class or series of Preferred Stock which may be designated by the Board of Directors may differ from those of any and all other class or series at any time outstanding.

        (c)    Increase in Authorized Preferred Stock.    Except as otherwise provided by law or in a resolution or resolutions establishing any particular series of Preferred Stock, the aggregate number of authorized shares of Preferred Stock may be increased by an amendment to these Amended and Restated Articles of Incorporation approved solely by the holders of Common Stock and of any series of Preferred Stock which is entitled pursuant to its voting rights designated by the Board of Directors to vote thereon, if at all, voting together as a class.

        (d)    Authorization of Board to Set Terms in Respect of Corporation's Securities.    To the fullest extent permitted by applicable law, the Board of Directors may set forth in any security, contract, warrant or other instrument evidencing any shares, option or warrant rights, or securities having conversion or option or warrant rights, such terms as it deems appropriate including, without limiting the generality of such authority, conditions that preclude or limit any Person (as defined in Article 17) or any transferee(s) (either direct or remote) of such Person from (i) owning or offering to acquire a specified number or percentage of the outstanding common shares, other shares, option or warrant rights, securities having conversion or option or warrant rights, or obligations of the Corporation or (ii) from exercising, converting, transferring or receiving the shares, option or warrant rights, securities having conversion or option or warrant rights, or obligations, and which invalidate any rights or options or

2

warrants beneficially owned by such Person or any transferee(s) (either direct or remote) of such Person. This subsection (d) of Article 5 is intended to validate, to the extent permitted by applicable law, the adoption by the Board of Directors of shareholder rights plans or so-called "poison pills," including both call and put "poison pills." Nothing contained herein shall be deemed to limit or restrict the powers of the Board of Directors as provided in the Pennsylvania Business Corporation Law of 1988, as amended, or otherwise in Pennsylvania law.

        (e)    Uncertificated Shares.    Any or all classes and series of shares, or any part thereof, may be represented by uncertificated shares to the extent determined by the Board of Directors, except that any shares represented by a certificate that are issued and outstanding shall continue to be represented thereby until the certificate is surrendered to the Corporation.(2)

(2)
Article 5(e) was added to the Amended and Restated Articles of Incorporation via an amendment on August 9, 2007.

        Article 6.    Cumulative Voting.    The shareholders of the Corporation shall not be entitled to cumulate their votes in the election of directors.

        Article 7.    Number of Directors.    The Board of Directors shall consist of not less than three (3) nor more than twelve (12) directors. The number of directors to be elected, subject to the foregoing limits, shall be determined from time to time by the Board of Directors.

        Article 8.    Special Meetings of Shareholders.    The shareholders of the Corporation shall not be entitled to call a special meeting of the shareholders of the Corporation.

        Article 9.    Actions By Consent of Shareholders.    The provisions of Section 1766(b) of the Pennsylvania Business Corporation Law of 1988, as amended, shall be applicable to any action by the shareholders which has been previously approved by the Board of Directors, but shall not otherwise be applicable to the Corporation.

        Article 10.    Non-Applicability of Certain Provisions of the Pennsylvania Business Corporation Law.    The provisions contained in Subchapters E (Control Transactions), G (Control—Share Acquisitions), H (Disgorgement by Certain Controlling Shareholders Following Attempts to Acquire Control), I (Severance Compensation for Employees Terminated Following Certain Control—Share Acquisitions) and J (Business Combination Transactions—Labor Contracts) of Chapter 25 of the Pennsylvania Business Corporation Law, as it may be amended, shall not be applicable to the Corporation. The provisions of Section 2538 of the Pennsylvania Business Corporation Law, as it may be amended, shall not be applicable to the Corporation, unless at least a majority of the incumbent directors (as defined herein) on the Board of Directors shall determine that Section 2538, subject to such exceptions, limitations and modifications as such incumbent directors may provide, shall be applicable. The term "incumbent director", as used herein, shall mean any director of the Corporation on the date hereof and any other director whose election or appointment by the Board of Directors of the Corporation, or whose nomination for election by the shareholders of the Corporation, was approved by a vote of at least a majority of the directors then in office who either were directors on the date hereof or whose election or appointment or nomination for election was previously so approved.

        Article 11.    Power of Board to Oppose Certain Transactions.

        (a)   The Board of Directors, if it deems it advisable, may oppose a tender offer or other offer for the Corporation's securities, whether the offer is in cash or in securities of a corporation or otherwise. In considering whether to oppose an offer, the Board of Directors may, but it is not legally obligated to, consider any pertinent issues. By way of illustration, but not of limitation, the Board of Directors may, but shall not be legally obligated to, consider any and all of the following:

          (1)   Whether the offer price is acceptable based on the historical and present operating results or financial conditions of the Corporation;

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          (2)   Whether a more favorable price could be obtained for the Corporation's securities in the future;

          (3)   The effects of any proposed transaction upon any or all groups affected by such action, including among others, shareholders, employees, suppliers, customers and creditors of the Corporation and its subsidiaries and on the communities served by the Corporation and its subsidiaries;

          (4)   The reputation and business practices of the offeror and its management and affiliates as they would affect the employees, suppliers and customers of the Corporation and its subsidiaries and the future value of the Corporation's stock;

          (5)   The value of the securities, if any, which the offeror is offering in exchange for the Corporation's securities, based on an analysis of the worth of the Corporation as compared to the corporation or other entity whose securities are being offered; and

          (6)   Any antitrust or other legal and regulatory issues that are raised by the offer.

If the Board of Directors determines that an offer should be rejected, it may take any lawful action to accomplish its purpose including, but not limited to, any and all of the following: advising shareholders not to accept the offer; commencing litigation against the offeror; filing complaints with all governmental and regulatory authorities; acquiring the Corporation's securities and/or the offeror's securities; selling or acquiring any assets; selling or otherwise issuing authorized but unissued securities or treasury stock or granting options with respect thereto; selling or otherwise issuing any debt securities (including debt securities convertible into equity securities) or options therefor; acquiring a company to create an antitrust or other regulatory problem for the offeror; and obtaining a more favorable offer from another individual or entity.

        (b)   If the Board of Directors determines to sell the Corporation or any subsidiary to a third party, or to merge or consolidate the Corporation or any subsidiary with a third party, the Board of Directors shall not be legally obligated to create an auction and may negotiate with only one acquirer.

        Article 12.    Removal of Directors.    The entire Board of Directors, or a class of the Board, or any individual director may be removed from office only for cause (as defined herein) and only by the affirmative vote of shareholders entitled to cast at least seventy percent (70%) of the votes entitled to be cast by all shareholders at any annual or regular election of directors or of such class of directors. The foregoing shall not be deemed to limit the right of the Board of Directors, without shareholder approval, to declare vacant the office of any director for any proper cause. The term "cause," as used herein, shall refer only to one of the following events: (1) conviction of the director of a felony; (2) declaration by order of court that the director is of unsound mind; or (3) gross abuse of trust which is proved by clear and convincing evidence to have been committed in bad faith.

        Article 13.    Personal Liability of Directors.    A director of this Corporation shall not be personally liable for monetary damages as such for any action taken, or any failure to take any action, unless:

          (a)   The director has breached or failed to perform the duties of his office under Section 1713 of the Pennsylvania Business Corporation Law of 1988, as amended; and

          (b)   The breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

This Article 13 shall not apply to a director's liability for monetary damages to the extent prohibited by Section 1713(b) of the Pennsylvania Business Corporation Law of 1988, as amended.

        Article 14.    Amendments to Articles of Incorporation.    The shareholders of the Corporation shall not be entitled to propose an amendment to the Articles of Incorporation of the Corporation. Any amendment to, or repeal of, any provision of the Articles of Incorporation of the Corporation which

4

has not previously received the approval of at least a majority of the incumbent directors (as defined in Article 10) on the Board of Directors shall require for adoption the affirmative vote of the shareholders entitled to cast at least sixty-five percent (65%) of the votes entitled to be cast by all shareholders at any duly convened annual or special meeting of the shareholders, in addition to any other approval which is required by law, the Articles of Incorporation of the Corporation, the Bylaws of the Corporation, or otherwise.

        Article 15.    Amendments to Bylaws.    The Bylaws of the Corporation may be amended or repealed without shareholder approval by a majority of the incumbent directors (as defined in Article 10), subject to any other approval which is required by law, the Articles of Incorporation, the Bylaws of the Corporation, or otherwise. Any amendment to, or repeal of, any provision of the Bylaws of the Corporation which has not previously received the approval of at least a majority of the incumbent directors (as defined in Article 10) on the Board of Directors shall require for adoption the affirmative vote of the shareholders entitled to cast at least sixty-five percent (65%) of the votes entitled to be cast by all shareholders at any duly convened annual or special meeting of the shareholders, in addition to any other approval which is required by law, the Articles of Incorporation of the Corporation, the Bylaws of the Corporation, or otherwise.

        Article 16.    Severability.    In the event that all, some or any part of any provision contained in these Amended and Restated Articles of Incorporation shall be found by any court of competent jurisdiction to be illegal, invalid or unenforceable (as against public policy or otherwise), such provision shall be enforced to the fullest extent permitted by law and shall be construed as if it had been narrowed only to the extent necessary so as not to be invalid, illegal or unenforceable; the validity, legality and enforceability of the remaining provisions of these Amended and Restated Articles of Incorporation shall continue in full force and effect and shall not be affected or impaired by such illegality, invalidity or unenforceability of any other provision (or any part or parts thereof) of the Amended and Restated Articles of Incorporation.

        Article 17.    Definitions.    As used herein, the term "Person" shall mean any individual, partnership, corporation, group or other entity (other than the Corporation or any Subsidiary, as defined below, for itself or as a fiduciary for customers, or a trustee holding Voting Securities for the benefit of the employees of the Corporation or its Subsidiaries or any one of them, pursuant to one or more employee benefit plans or arrangements sponsored by the Corporation or any Subsidiary).

        As used herein, the term "Subsidiary" shall mean any corporation of which the Corporation owns fifty percent (50%) or more of any class of securities entitled to vote in the election of directors, either directly or indirectly, through one or more other corporations.

        Article 18.    Headings.    Article headings and the ordering of paragraphs area for convenience of reference only and shall not be construed to alter, amend or otherwise affect the meaning, intent or effect of the provisions of these Amended and Restated Articles of Incorporation.

5

AMENDED AND RESTATED CERTIFICATE OF DESIGNATION
OF
SERIES A CONVERTIBLE PREFERRED STOCK
OF
HEALTHAXIS INC.

        Healthaxis Inc. (hereafter called the "Company"), a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, does hereby certify that, pursuant to the authority conferred upon the Company's Board of Directors (the "Board") by the Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation"), the Board, by actions duly taken on May 26, 2004, duly adopted a resolution providing for the amendment and restatement of the Certificate of Designation setting forth the rights and preferences of the Series A Convertible Preferred Stock, which resolution is as follows:

  RESOLVED, that, pursuant to the authority vested in the Board by the Articles of Incorporation, the Board hereby amends and restates the Certificate of Designation which sets forth the designation, preferences, rights and limitations of the Series A Convertible Preferred Stock, par value $1.00 per share and which shall state as follows, and which Amended and Restated Certificate of Designation supercedes the original Certificate of Designation and all amendments thereto.

        Following the Board's adoption of the above resolution, the holders of the Company's Series A Convertible Preferred Stock and the holders of the Company's Common Stock also approved the Amended and Restated Certificate of Designation, as follows:

        1.    Designation, Amount, Par Value, Rank, Stock Split and Certain Defined Terms.

        a.     The preferred stock authorized under this Certificate of Designation shall be designated as the Series A Convertible Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"), and the number of shares so designated shall be 3,850,000, subject to adjustment for any stock splits, stock dividends or similar transactions affecting the Series A Preferred Stock.

        b.     The Series A Preferred Stock shall rank pari passu with all classes of the Company's common stock, par value $.10 per share (the "Common Stock"), and each other series of preferred stock or class of other capital stock or instruments of the Company convertible into Common Stock with respect to dividend distributions, redemptions and distributions upon Liquidation that are not, expressly by their terms, made senior to the Series A Preferred Stock.

        c.     As of the effective date of the filing of the Amended and Restated Certificate of Designation with the Pennsylvania Secretary of State, every 1 share of Series A Preferred Stock issued and outstanding shall without further action by this Corporation or the holder thereof be split into and automatically become 174.3975 shares of Series A Preferred Stock. No fractional shares shall be issued in connection with the foregoing stock split; all shares of Series A Preferred Stock so split that are held by a shareholder will be aggregated and each fractional share resulting from such aggregation shall be rounded down to the nearest whole share.

        d.     Certain terms used herein are defined in Section 9 hereof.

        2.    Dividends.

        a.     The Holders shall be entitled to receive, out of funds legally available therefor, and the Company shall pay, when and as declared by the Board, cumulative dividends at the rate of $0.0001 per share of Series A Preferred Stock, payable semi-annually, on January 15 and July 15 of each year (each a "Dividend Payment Date") commencing on January 15, 2005, in cash, as accrued for the six-month

6

period preceding the Record Date relating to such Dividend Payment Date (or on a pro rata basis for such other period of time following the filing of this Amended and Restated Certificate with the Department of State of the Commonwealth of Pennsylvania). The record date for any dividend payment pursuant to this Section 2(a) (the "Record Date") is the close of business on January 1 or July 1 of each year, as the case may be, whether or not a Business Day, immediately preceding the Dividend Payment Date on which such dividend is payable. Dividends on the Series A Preferred Stock shall be calculated on the basis of a 365-day year (or 366-day year for any leap year), shall accrue daily commencing on the date of the filing of this Amended and Restated Certificate and shall be deemed to accrue from such date and be cumulative whether or not earned or declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends. Accrued and unpaid dividends on the Series A Preferred Stock for any shares that are being converted into shares of Common Stock shall be forfeited. Except as otherwise provided herein, if at any time the Company pays less than the total amount of dividends then accrued on account of the Series A Preferred Stock, such payment shall be distributed ratably among the Holders based upon the number of shares of Series A Preferred Stock held by each Holder.

        b.     In addition, if the Company declares a dividend or other distribution on its Common Stock, each Holder shall be entitled to receive, out of funds legally available therefor, and the Company shall pay, when and as declared by the Board, dividends or distributions as though the Holder were a holder of the number of shares of Common Stock into which its shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock entitled to receive the dividend or distribution.

        3.    Liquidation.

        a.     In the event of any Liquidation, whether voluntary or involuntary, each Holder is entitled to receive, as though the Holder were a holder of the number of shares of Common Stock into which its Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock entitled to receive a distribution upon Liquidation, an amount per share equal to the amount per share distributed to the holders of Common Stock.

        b.     The Company shall mail to each Holder written notice of any such Liquidation not less than fifteen (15) days prior to the payment date stated therein.

        4.    Voting Rights.

        Except as otherwise required by law (taking into consideration the limitations contained in Section 8 hereof), the Holders of the Series A Preferred Stock shall not have voting rights.

        5.    Conversion.

        a.    Conversion at Holder's Option.    Each share of Series A Preferred Stock shall be convertible, at the option of the Holder thereof, in the event of any of the following:

            (i)  at any time, provided that the Holder will not hold, as a result of the conversion, more than 750,000 shares of Common Stock;

           (ii)  at any time, if and only if the Common Stock is then trading on the National Market and has had a closing price in the National Market of $8.00 or more for 20 out of the previous 30 Trading Days immediately prior to the effective date of the conversion; or

          (iii)  at any time on or after June 30, 2005.

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        b.    Conversion at Company's Option.    Subject to Section 8 hereof, each share of Series A Preferred Stock shall be convertible, at the option of the Company, if:

            (i)  the Common Stock has had a per share closing price in the National Market of $8.00 or more for 20 out of the previous 30 Trading Days immediately prior to the date of delivery to the Holders of the Conversion Notice specified in Section 5(d) below; and

           (ii)  a registration statement under the Securities Act of 1933 that registers the resale of all shares of Common Stock that constitute Registrable Securities (as defined in the Registration Rights Agreement) is then in effect as and to the extent provided in the Registration Rights Agreement.

        c.    Automatic Conversion.    If, at any time, any Holder transfers its shares of Series A Preferred Stock, which transfer shall be in compliance with the terms of the Investor Rights Agreement (applicable through the first anniversary of the Closing Date), all such transferred shares of Series A Preferred Stock shall, by virtue of such transfer (and without any action on the part of the Holder) be automatically converted into fully paid and non-assessable shares of Common Stock.

        d.    Mechanics of Conversion.    When converted in accordance with the terms set forth in this Certificate of Designation, each share of Series A Preferred Stock initially shall be convertible into one fully paid and non-assessable share of Common Stock. A Holder shall effect a conversion by surrendering to the Company the certificate or certificates representing the shares of Series A Preferred Stock to be converted, together with a written notice of such conversion in the form of Exhibit A annexed hereto, and the Company shall effect a conversion by sending to the Holder a notice of such conversion in the form of Exhibit B annexed hereto (each of Exhibit A and Exhibit B is a "Conversion Notice"), provided that notwithstanding the provisions of Section 10 that may permit delivery of the certificate(s) by various means, it shall be necessary for the Holder to hand deliver or deliver via nationally recognized overnight courier the certificate(s) in order for the Holder to be deemed to have effectively delivered a Conversion Notice. Each Conversion Notice shall specify the Holder, the name or names in which the certificate or certificates for shares of Common Stock are to be issued (if applicable), the number of shares of Series A Preferred Stock to be converted and the date on which such conversion is to be effected, which date may not be prior to the date such Conversion Notice is delivered to the Company or the Holder, as the case may be (the "Conversion Date"). In the event that the Company effects the conversion pursuant to Section 5(b), such Holder agrees to deliver the certificate or certificates representing the shares of Series A Preferred Stock to be converted as promptly as practicable thereafter. Upon delivery of the Conversion Notice, the Holder shall have no rights as a holder of the shares of Series A Preferred Stock to be converted other than the right to receive Conversion Shares. If no Conversion Date is specified in the Conversion Notice, the Conversion Date shall be the date that the Conversion Notice is deemed delivered pursuant to Section 10 hereof. The Company shall, within three (3) Trading Days after delivery or receipt of a Conversion Notice, cause to be delivered to the Holder, or to such Holder's nominee or nominees (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required pursuant to the Investor Rights Agreement or otherwise required by law) representing the number of shares of Common Stock being acquired upon the conversion of shares of Series A Preferred Stock and (ii) if the Holder is converting less than all the shares of Series A Preferred Stock represented by the certificate or certificates tendered by the Holder with the Conversion Notice, one or more certificates representing the number of shares of Series A Preferred Stock not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of the Conversion Date. Upon request of the Holder, and in compliance with the provisions hereof (but subject to any limitations arising out of the Investor Rights Agreement or applicable law), in lieu of physical delivery of the shares of Common Stock, provided the Company's transfer agent is participating in the Depositary Trust Company ("DTC") Fast Automated Securities Transfer program,

8

the Company shall use its best efforts to cause its transfer agent to electronically transmit any certificate or certificates required to be delivered to the Holder (or the Holder's nominee) under this Section 5 by crediting the account of the Holder's (or the Holder's nominee's) Prime Broker with DTC through its Deposit Withdrawal Agent Commission system. The time period for delivery described herein shall apply to any such electronic transmittals. If, in the case of any attempted conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the fifth (5th) Trading Day after the Conversion Date, the Holder shall be entitled at any time on or before its receipt of such certificate or certificates to rescind such conversion by written notice to the Company, in which event the Company shall immediately return the certificates representing the shares of Series A Preferred Stock for which Common Stock was not delivered pursuant to such conversion and the rights of the Holder as a holder of such shares of Series A Preferred Stock shall immediately be restored.

        6.    Reservation of Shares.    The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of issuance upon conversion of the Series A Preferred Stock and free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders, not less than 100% of such number of shares of Common Stock as shall be issuable (taking into account the adjustments of Section 7 hereof) upon the conversion of all outstanding shares of Series A Preferred Stock (without regard to any limitations on conversion). The Company shall, from time to time, take all steps necessary to increase the authorized number of shares of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued is insufficient to permit the conversion of all of the shares of the Series A Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

        7.    Adjustment of Number of Conversion Shares.

        a.    Common Stock Splits; Reclassification.    If the Company, at any time after the Closing Date: (i) subdivides outstanding shares of Common Stock into a larger number of shares, (ii) issues any shares of Common Stock by reclassification of shares of Common Stock, or (iii) effects a reverse stock split, then each share of Series A Preferred Stock shall thereafter be convertible into that number of Conversion Shares that would have derived had the share of Series A Preferred Stock been converted into Common Stock immediately prior to the events listed in (i), (ii) or (iii) above. In the case of a subdivision or re-classification, any adjustment made pursuant to this Section 7(a) shall become effective immediately after the effective date of such subdivision or re-classification.

        b.    Adjustment for Recapitalization, Reclassification, Exchange and Substitution.    If at any time after the Closing Date, the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, exchange, substitution or otherwise, and other than a capital reorganization, merger or consolidation (the adjustment for which is provided for in Section 7(c)), in any such event each Holder shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable in connection with such recapitalization, reclassification or other change that it would have been entitled to receive had it converted its shares of Series A Preferred Stock immediately prior to such recapitalization, reclassification exchange, substitution or other event (without taking into account any limitations or restrictions on the convertibility of the Series A Preferred Stock), all subject to further adjustments as provided herein or with respect to such other securities or property by the terms thereof.

        c.    Reorganizations, Mergers or Consolidations.    If at any time after the Closing Date, the Common Stock is converted into other securities or property, whether pursuant to a capital reorganization, merger, consolidation or otherwise (other than a recapitalization, reclassification, subdivision, exchange

9

or substitution of shares provided for in Section 7(b)), as a part of such transaction, provision shall be made so that the Holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion thereof the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled to receive in connection with such transaction (without taking into account any limitations or restrictions on the convertibility of the Series A Preferred Stock), subject to adjustment in respect of such stock or securities by the terms thereof. To the extent applicable, appropriate adjustment shall be made in the application of the provisions of this Section 7 with respect to the rights of the Holders of the Series A Preferred Stock after such transaction to the end that the provisions of this Section 7 (including adjustment to the number of shares issuable upon conversion of the Series A Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

        d.    Notice of Certain Events.    If:

            (i)  the Company declares a dividend (or any other distribution) on the Common Stock;

           (ii)  the Company declares a special nonrecurring cash dividend on or a redemption of the Common Stock;

          (iii)  the Company authorizes the granting to the holders of the Common Stock of rights, Options or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights;

          (iv)  the approval of the Company's shareholders is sought or required in connection with any reclassification of the Common Stock or any Change of Control; or

           (v)  the Company authorizes a Liquidation;

        then, the Company shall cause to be delivered to the Holders, at least fifteen (15) calendar days prior to the applicable record or effective date hereinafter specified, a notice (provided such notice shall not include any material non-public information) stating: (a) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, or granting of Options, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights, Options or warrants are to be determined or (b) the date, if applicable, on which such reclassification, Liquidation or Change of Control is expected to become effective or close, and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable in connection with such reclassification or Change of Control. Nothing herein shall prohibit the Holders from converting shares of Series A Preferred Stock held by such Holder during the fifteen (15) day period commencing on the date of such notice to the effective date of the event triggering such notice.

        e.    Notice of Adjustment.    Whenever the number of Conversion Shares is adjusted pursuant to this Section 7, the Company shall deliver to the Holders a notice setting forth the number of Conversion Shares after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such notice shall be signed by the Company's chairman, president or chief financial officer and shall be delivered to the Holders within three (3) Business Days of the date the events occur which require such adjustment.

        f.    Adjustment in the Number of Conversion Shares.    For the avoidance of doubt, upon each adjustment in the number of Conversion Shares pursuant to any provision of this Section 7, the number of Conversion Shares issuable hereunder shall be adjusted to the nearest 1/100th of a whole share. Upon each adjustment, other references herein to the number of shares of Common Stock or the market price of shares of Common Stock shall be similarly adjusted.

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        g.    Rounding.    All calculations under this Section 7 shall be made to the nearest cent or the nearest l/l00th of a share, as the case may be.

        h.    Other Events.    If any event shall occur as to which the provisions of this Section 7 are not strictly applicable but the failure to make any adjustment would not fairly protect the rights of the Holders in accordance with the intent and principles of this Section 7 (whether by grant of the Company of any stock appreciation rights, phantom stock rights or other rights with equity features or otherwise), the Board will make an appropriate adjustment in the number of Conversion Shares so as to protect the rights of the Holders.

        i.    Treasury Shares.    The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the Company's account, if any, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock by the Company.

        j.    Failure to Adjust Number of Conversion Shares.    If (i) the Company fails to adjust the number of Conversion Shares upon the occurrence of an event requiring such adjustment in accordance with the terms of this Section 7 and (ii) a court of competent jurisdiction determines that the Company is or was required to adjust the number of Conversion Shares, in addition to making the adjustment to the greatest number of Conversion Shares which would have resulted if the Company had made the adjustment upon the occurrence of such event (in accordance with this Section 7), as further adjusted upon the occurrence of any subsequent events which would require such further adjustment, the Company shall be required to pay the reasonable legal fees of one counsel selected by the Majority Holders in connection with any such dispute.

        8.    Restriction on Conversion.    Notwithstanding anything herein to the contrary, in no event shall a holder of Series A Preferred Stock be entitled to convert any portion of the Series A Preferred Stock so held by such holder, nor shall the Company have the right to force the conversion of any portion of the Series A Preferred Stock so held by such holder, in excess of that portion upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by such holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through ownership of the unconverted shares of Series A Preferred Stock or the unexercised or unconverted portion of any other security of the holder subject to a limitation on conversion analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of that portion of the Series A Preferred Stock with respect to which the determination of this proviso is being made, would result in beneficial ownership by such holder and its Affiliates of more than 4.99% of the then outstanding shares of Common Stock. The waiver by a holder of Series A Preferred Stock of any limitation contained in an option or convertible security now or hereafter held by such holder that is similar or analogous to the limitations set forth in this Section 8 shall not be deemed a waiver or otherwise effect the limitation set forth in this Section 8, unless such waiver expressly states it is a waiver of the provisions of this Section 8. For purposes of this Section 8, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. Any holder of Series A Preferred Stock may waive the limitations set forth herein by at least sixty-one (61) days written notice to the Company.

        9.    Definitions.    For the purposes hereof, the following terms shall have the following meanings:

        "Affiliate" means, with respect to any Person, any other Person that directly or indirectly (i) has a 5% or more equity interest in that Person, (ii) has 5% or more common ownership with that Person or (iii) controls, or is under common control with, or is controlled by, such Person. When used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean, with respect to any Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies (whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise) of such Person.

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        "Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing.

        "Business Day" means any day except Saturday, Sunday and any day that is a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government action to close.

        "Change of Control" means the occurrence of any of the following: (i) an acquisition or series of related acquisitions by any Person or "group" (as described in Section 13(d)(3) of the Exchange Act) of in excess of thirty-three and one third percent (33 1/3%) of the voting power of the Company, (ii) the merger or consolidation of the Company with or into another Person, unless the holders of the Company's securities immediately prior to such transaction or series of related transactions continue to hold at least fifty percent (50%) of such securities following such transaction or series of related transactions, (iii) the sale, conveyance, lease, transfer, exclusive license or disposition of all or substantially all of the Company's assets in one or a series of related transactions, (iv) during any period of twelve (12) consecutive months after the Closing Date, individuals who at the beginning of any such twelve (12) month period constituted the Board cease for any reason to constitute a majority of the Board then in office or (v) the Company's execution of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in clauses (i), (ii), (iii) or (iv).

        "Closing Date" means June 30, 2004.

        "Common Stock" has the meaning set forth in Section 1(b).

        "Company" means Healthaxis Inc., a Pennsylvania corporation.

        "Conversion Date" has the meaning set forth in Section 5(d).

        "Conversion Notice" has the meaning set forth in Section 5(d).

        "Conversion Shares" means that number of shares of Common Stock issuable upon conversion of one share of Preferred Stock into Common Stock.

        "Dividend Payment Date" has the meaning set forth in Section 2.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Holder" or "Holders" means the holder or holders of the Series A Preferred Stock.

        "Investor Rights Agreement" means the Investor Rights Agreement, dated as of June 30, 2004, by and among the Company and the original Holders.

        "Liquidation" means any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary.

        "Majority Holder(s)" means the holder(s) of 60% or more of the then outstanding shares of Series A Preferred Stock.

        "National Market" means the NASDAQ National Market, the NASDAQ SmallCap Market, the New York Stock Exchange, the American Stock Exchange and the OTCBB.

        "Options" means any rights, options or warrants to subscribe for or to purchase Common Stock or any other stock.

        "OTCBB" means the Over-the-Counter Bulletin Board of the National Association of Securities Dealers, Inc.

        "Per Share Market Value" means on any particular date: (a) the closing bid price per share of the Common Stock on such date on: (i) the National Market on which the Common Stock is then listed or

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quoted, or, if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date or (ii) the OTCBB, as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its function of reporting prices) or (b) if the Common Stock is not then listed or quoted on any National Market or the OTCBB, the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the Holders of a majority in interest of the shares of the Series A Preferred Stock; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select, in good faith, an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period of calculation.

        "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

        "Preferred Stock Agreement" means the Preferred Stock Modification Agreement, dated as of May 12, 2004, among the Company and the Original Holders.

        "Record Date" has the meaning set forth in Section 2.

        "Registration Rights Agreement" means the Registration Rights Agreement, dated as of June 30, 2004, by and among the Company and the original Holders.

        "Series A Preferred Stock" has the meaning set forth in Section 1(a).

        "Trading Day" means any day on which the OTCBB or any National Market on which the Common Stock is then quoted or listed is open for trading.

        "Transaction Documents" means this Certificate of Designation, the Preferred Stock Agreement, the Investor Rights Agreement and the Registration Rights Agreement.

        10.    Notices.    Any notices, consents, waivers or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been received: (a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) at the address or number designated in the Preferred Stock Agreement (if received by 5:00 p.m. eastern time where such notice is to be received), or the first Business Day following such delivery (if received after 5:00 p.m. eastern time where such notice is to be received) or (b) one (1) Business Day following the date of deposit with a nationally recognized overnight courier, fully prepaid, addressed to such address or upon actual receipt of such mailing, whichever shall first occur. Each party shall provide written notice to the other party of any change in address or facsimile number from that set forth in the Preferred Stock Agreement in accordance with the provisions hereof.

        11.    Lost or Stolen Certificates.    Any Holder claiming a stock certificate representing the shares of Series A Preferred Stock to be lost, destroyed or wrongfully taken shall receive a replacement certificate if such Holder: (a) requests such replacement certificate before the Company has notice that the shares have been acquired by a bona fide purchaser; (b) executes an affidavit of loss, whereby such Holder agrees to indemnify the Company as it relates to such stock certificate; and (c) satisfies any other reasonable requirements fixed by the Company's Board of Directors, provided, however, that the Company shall not be obligated to re-issue stock certificates if the Holder contemporaneously requests the Company to convert such Series A Preferred Stock into Common Stock.

        12.    Remedies Characterized; Other Obligations, Breaches and Injunctive Relief.    The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity, including a decree of specific performance and/or other injunctive relief. No remedy contained herein shall be deemed a waiver of

13

compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders of the Series A Preferred Stock for which there is no adequate remedy at law. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holders of the Series A Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

        13.    Construction.    This Certificate of Designation shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any Person as the drafter hereof. In the event of any inconsistency or ambiguity between the terms of this Certificate of Designation and the terms of any other Transaction Document, the terms of this Certificate of Designation shall control and govern any construction hereof or thereof.

        14.    Failure or Indulgence Not Waiver.    No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

        15.    Fractional Shares.    Upon a conversion of Series A Preferred Stock hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not to, or is unable to, make such a cash payment, the Holder of a share of Series A Preferred Stock shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

        16.    Payment of Tax Upon Issue of Transfer.    The issuance of certificates for shares of the Common Stock upon conversion of the Series A Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders so converted, and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid or is not payable.

        17.    Shares Owned by Company Deemed Not Outstanding.    In determining whether the Holders of the outstanding shares of Series A Preferred Stock have concurred in any direction, consent or waiver under this Certificate of Designation, shares of Series A Preferred Stock which are owned by the Company or any other Affiliate or obligor thereof shall be disregarded and deemed not to be outstanding for the purpose of any such determination. Shares of the Series A Preferred Stock so owned which have been pledged in good faith may be regarded as outstanding if: (i) the pledgee establishes to the satisfaction of the Holders and the Company the pledgee's right so to act with respect to such shares and (ii) the pledgee is not the Company or any other Affiliate or obligor of the Company. For purposes of this Section 17, none of Brown Simpson Partners I, Ltd., OTAPE LLC, LBI Group Inc. or The Pennsylvania State University shall be deemed to be Affiliates of the Company.

        18.    Communications.    The Holders shall be entitled to receive, and the Company shall deliver pursuant to Section 10 hereof, all communications sent by the Company to the holders of the Common

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Stock. Such communications shall be provided to the Holders at the same times and in the same manner as furnished to the Company's shareholders generally.

        19.    Reacquired Shares.    Any shares of Series A Preferred Stock redeemed, purchased, converted or otherwise acquired by the Company in any manner whatsoever shall not be reissued as part of the Company's Series A Preferred Stock and shall be retired promptly after the acquisition thereof. All such shares shall become, upon their retirement (and the filing of any certificate required in connection therewith pursuant to the Pennsylvania Business Corporation Law), authorized but unissued shares of the Company's preferred stock.

        20.    Registration of Transfer.    The Company shall keep a register for the registration of the transfers of shares of Series A Preferred Stock at its principal office. Upon the surrender of any certificate representing shares of Series A Preferred Stock at such place, the Company shall, at the request of the record Holder of such certificate, execute and deliver (at the Company's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares as is requested by the Holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

        21.    Effect of Headings.    The section headings herein are for convenience only and shall not affect the construction hereof.

[Remainder of Page Intentionally Left Blank]

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        IN WITNESS WHEREOF, Healthaxis Inc. has caused this Certificate of Designation to be signed by its Chief Executive Officer on this 30th day of June, 2004.

HEALTHAXIS INC.
By:
		Name:	James W. McLane
		Title:	Chief Executive Officer
Attest:
By:
Name:	J. Brent Webb
Title:	Secretary

16

EXHIBIT A

NOTICE OF CONVERSION
AT THE ELECTION OF HOLDER

(To be Executed by the Registered Holder in
order to convert shares of Series A Convertible
Preferred Stock)

        The undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock ("Series A Preferred Stock") indicated below, into shares of common stock, par value $0.10 per share (the "Common Stock"), of Healthaxis Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

        The undersigned hereby certifies that the Common Stock issuable pursuant to this Conversion Notice has been sold pursuant to a registration statement under the Securities Act of 1933, as amended, which identifies the Holder as a selling security holder. This must be checked for shares free of restrictive legends to be issued.

Conversion calculations:

Date to effect conversion

No. of shares of Series A Preferred Stock being converted

Number of shares of Common Stock to be issued

Name(s) in which Common Stock to be issued

Signature of Holder

Name

Address

17

EXHIBIT B

NOTICE OF CONVERSION
AT THE ELECTION OF THE COMPANY

(To be Delivered to the Registered Holder in
order to convert shares of Series A Convertible
Preferred Stock)

        Healthaxis Inc. (the "Company") hereby notifies you that it is exercising its option to require the conversion of the shares of Series A Convertible Preferred Stock ("Series A Preferred Stock") indicated below, into shares of common stock, par value $0.10 per share (the "Common Stock"), of Healthaxis Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the Holder, the Holder will pay all transfer taxes payable with respect thereto and will deliver such certificates and opinions as are reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date to effect conversion

No. of shares of Series A Preferred Stock being converted

Number of shares of Common Stock to be issued
HEALTHAXIS INC.
By:

18

 Annex N

HEALTHAXIS INC.
Second Amended and Restated Bylaws

These Bylaws are supplemental to the Pennsylvania Business Corporation Law as the same shall from time to time be in effect.

ARTICLE I. SHAREHOLDERS

        Section 101.    Place of Shareholders' Meetings.    All meetings of the shareholders shall be held at such place or places, inside or outside the Commonwealth of Pennsylvania, as determined by the Board of Directors from time to time.

        Section 102.    Annual Shareholders' Meeting.    The annual meeting of the shareholders for the election of directors and the transaction of such other business as may properly come before such meeting shall be held on the last Wednesday in April at 10:00 o'clock A.M., or at such time and place as determined by the Board of Directors. Any business which is a proper subject for shareholder action may be transacted at the annual meeting, irrespective of whether the notice of said meeting contains any reference thereto, except as otherwise provided by applicable law.

        Section 103.    Special Meetings of Shareholders.    The Board of Directors or the Chairman of the Board or the Chief Executive Officer with the concurrence of the Board of Directors may call special meetings of the shareholders at any time.

        Section 104.    Conduct of Shareholders' Meetings.    The Chairman of the Board shall preside at all shareholders' meetings. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside or, in his or her absence, any officer designated by the Board of Directors shall preside. The officer presiding over the shareholders' meeting may establish such rules and regulations for the conduct of the meeting as he or she may deem to be reasonably necessary or desirable for the orderly and expeditious conduct of the meeting. Unless the officer presiding over the shareholders' meeting otherwise requires, shareholders need not vote by ballot on any questions.

        Section 105.    Consent of Shareholders in Lieu of Meeting.    Any action required or permitted to be taken at a meeting of the shareholders or of a class of shareholders may be taken without a meeting if, prior or subsequent to the action, a consent or consents thereto by all of the shareholders or all members of the class of shareholders who would be entitled to vote at a meeting for such purposes shall be filed with the Secretary of the Corporation.

ARTICLE II. DIRECTORS

        Section 201.    Management by Board of Directors.    The Corporation's Board of Directors shall manage its business and affairs. The Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, regulation, the Amended and Restated Articles of Incorporation or these Second Amended and Restated Bylaws directed or required to be exercised or done by the shareholders.

        Section 202.    Nomination for Directors and Submission of Proposals.

        (a)   Nominations for directors to be elected may be made at a meeting of shareholders only by (i) the Board of Directors (or any committee thereof), or (ii) a shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the procedure set forth in Section 202(b) of these Bylaws. Business may be conducted at a meeting of the shareholders of the Corporation only if such business (i) was specified in the notice of meeting (or any supplement thereto) given by the Board of Directors, (ii) is otherwise properly brought before the meeting by the Board of Directors, or (iii) is otherwise properly brought before the meeting by a shareholder of the Corporation in accordance with the procedure set forth in Section 202(b) of these Bylaws. Notwithstanding the foregoing, at any time prior to the election of directors at a meeting of shareholders, the Board of

Directors may designate a substitute nominee to replace any bona fide nominee who was nominated as set forth above and who, for any reason, becomes unavailable for election as a director.

        (b)   Beginning with the annual meeting of the shareholders to be held in 2000, nominations by shareholders for directors to be elected, or proposals by shareholders to be considered, at a meeting of shareholders and which have not been previously approved by the Board of Directors must be submitted to the Secretary of the Corporation in writing, either by personal delivery, nationally-recognized express mail or United States mail, postage prepaid, not later than (i) with respect to an election to be held, or a proposal to be considered, at an annual meeting of shareholders, the latest date upon which shareholder proposals must be submitted to the Corporation for inclusion in the Corporation's proxy statement relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least ninety (90) days prior to the date one year from the date of the immediately preceding annual meeting of shareholders, and (ii) with respect to an election to be held, or a proposal to be considered, at a special meeting of shareholders, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders. Each such nomination or proposal shall set forth: (i) the name and address of the shareholder making the nomination or proposal and the person or persons nominated, or the subject matter of the proposal submitted; (ii) a representation that the shareholder is a holder of record of capital stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated, or the proposal submitted; (iii) a description of all arrangements and understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made, or the proposal was submitted, by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Corporation if so elected. All late nominations and proposals shall be rejected.

        Section 203.    Number of Directors.    The Board of Directors shall consist of not less than three (3) and not more than twelve (12) directors. The exact number of board members shall be set by resolution of the Board of Directors. Each director shall serve until his or her successor shall have been elected and shall qualify, even though his or her term of office as herein provided has otherwise expired, except in the event of his or her earlier resignation, removal or disqualification.

        Section 204.    Vacancies in the Board of Directors.    Subject to the rights of the holders of any series of the Corporation's Preferred Stock then outstanding, vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by the affirmative vote of at least a majority of the remaining members of the Board, even though less than a quorum, and each person so elected shall be a director until his successor shall have been duly elected and qualified, except in the event of his or her earlier resignation, removal or disqualification.

        Section 205.    Resignations of Directors.    Any director may resign at any time. Such resignation shall be in writing, but the acceptance thereof shall not be necessary to make it effective.

        Section 206.    Compensation of Directors.    No director shall be entitled to any salary as such, but the Board of Directors may fix, from time to time, a reasonable annual fee for acting as a director and a reasonable fee to be paid each director for his or her services in attending meetings of the Board or committees thereof.

        Section 207.    Regular Meetings.    Regular meetings of the Board of Directors shall be held on such day, at such hour, and at such place, consistent with applicable law, as the Board shall from time to time designate or as may be designated in any notice from the Secretary calling the meeting. The Board of Directors shall meet for reorganization at the first regular meeting following the annual

2

meeting of shareholders at which the directors are elected. Notice need not be given of regular meetings of the Board of Directors which are held at the time and place designated by the Board of Directors. If a regular meeting is not to be held at the time and place designated by the Board of Directors, notice of such meeting, which need not specify the business to be transacted thereat and which may be either oral or written, shall be given by the Secretary to each member of the Board at least twenty-four hours before the time of the meeting.

        Section 208.    Special Meetings.    Special meetings of the Board of Directors may be called by the Chairman of the Board or the Chief Executive Officer and shall be called whenever a majority of the members of the Board so request in writing. A special meeting of the Board of Directors shall be deemed to be any meeting other than the regular meeting of the Board of Directors. Notice of the time and place of every special meeting, which need not specify the business to be transacted thereat and which may be either oral or written, shall be given by the Secretary to each member of the Board at least twenty-four hours before the time of such meeting.

        Section 209.    Reports and Records.    The reports of officers and committees and the records of the proceedings of all committees shall be filed with the Secretary of the Corporation and presented to the Board of Directors, if practicable, at its next regular meeting. The Board of Directors shall keep complete records of its proceedings in a minute book kept for that purpose. When a director shall request it, the vote of each director upon a particular question shall be recorded in the minutes.

        Section 210.    Committees.    The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees, each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in such resolution, shall have and may exercise all of the powers and authority of the Board of Directors, subject to the limitations imposed by applicable law. Each committee shall keep regular minutes of its proceedings.

        Section 211.    Appointment of Alternate Members to Serve on a Committee.    In the absence or disqualification of any member of any committee established by the Board of Directors, the members thereof who are present at any meeting of such committee and are not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another director to act at such meeting in the place of such absent or disqualified member.

        Section 212.    Absentee Participation in Meetings.    A director may participate in a meeting of the Board of Directors or a meeting of a committee established by the Board of Directors by use of a conference telephone or similar communications equipment, by means of which all persons participating in the meeting can hear each other.

ARTICLE III. OFFICERS

        Section 301.    Officers.    The officers of the Corporation shall be a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers and assistant officers as the Board of Directors may from time to time deem advisable. Except for the Chairman of the Board, Chief Executive Officer, President, Secretary and Treasurer, the Board may refrain from filling any of the said offices at any time and from time to time. The same individual may hold any two or more offices. The following officers shall be elected by the Board of Directors at the time, in the manner and for such terms as the Board of Directors from time to time shall determine: Chairman of the Board, Chief Executive Officer, President, Secretary, and Treasurer. The Chairman of the Board may appoint such other officers and assistant officers as he may deem advisable provided such officers or assistant officers have a title no higher than Vice President, who shall hold

3

office for such periods as the Chairman of the Board shall determine. Any officer may be removed at any time, with or without cause, and regardless of the term for which such officer was elected.

        Section 302.    Chairman of the Board.    The Chairman of the Board shall be a member of the Board of Directors and shall preside at the meetings of the Board and perform such other duties as may be prescribed by the Board of Directors.

        Section 303.    Chief Executive Officer.    The Chief Executive Officer shall have general supervision of all of the departments and business of the Corporation; he or she shall prescribe the duties of the other officers and employees and see to the proper performance thereof. The Chief Executive Officer shall be responsible for having all orders and resolutions of the Board of Directors carried into effect. The Chief Executive Officer shall execute on behalf of the Corporation and may affix or cause to be affixed a seal to all authorized documents and instruments requiring such execution, except to the extent that signing and execution thereof shall have been delegated to some other officer or agent of the Corporation by the Board of Directors or by the Chief Executive Officer. The Chief Executive Officer shall be a member of the Board of Directors. In the absence or disability of the Chairman of the Board or his or her refusal to act, the Chief Executive Officer shall preside at meetings of the Board. In general, the Chief Executive Officer shall perform all the duties and exercise all the powers and authorities incident to his or her office or as prescribed by the Board of Directors.

        Section 304.    President.    The President shall perform such duties as are incident to his or her office or prescribed by the Board of Directors or the Chief Executive Officer. In the event of the absence or disability of the Chief Executive Officer or his or her refusal to act, the President shall perform the duties and have the powers and authorities of the Chief Executive Officer. The President shall execute on behalf of the Corporation and may affix or cause to be affixed a seal to all authorized documents and instruments requiring such execution, except to the extent that signing and execution thereof shall have been delegated to some other officer or agent of the Corporation by the Board of Directors or the President.

        Section 305.    Vice Presidents.    The Vice Presidents shall perform such duties, do such acts and be subject to such supervision as may be prescribed by the Board of Directors, the Chief Executive Officer or the President. In the event of the absence or disability of the Chief Executive Officer and the President or their refusal to act, the Vice Presidents, in the order of their rank, and within the same rank in the order of their seniority, shall perform the duties and have the powers and authorities of the Chief Executive Officer and President, except to the extent inconsistent with applicable law.

        Section 306.    Secretary.    The Secretary shall act under the supervision of the Chief Executive Officer and President or such other officer as the Chief Executive Officer or President may designate. Unless a designation to the contrary is made at a meeting, the Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all of the proceedings of such meetings in a book to be kept for that purpose, and shall perform like duties for the standing committees when required by these Bylaws or otherwise. The Secretary shall keep a seal of the Corporation, and, when authorized by the Board of Directors, Chief Executive Officer or the President, cause the seal to be affixed to any documents and instruments requiring it. The Secretary shall perform such other duties as may be prescribed by the Board of Directors, Chief Executive Officer, President or such other supervising officer as the Chief Executive Officer or President may designate.

        Section 307.    Treasurer.    The Treasurer shall act under the supervision of the Chief Executive Officer and President or such other officer as the Chief Executive Officer or President may designate. The Treasurer shall have custody of the Corporation's funds and such other duties as may be prescribed by the Board of Directors, Chief Executive Officer, President or such other supervising officer as the Chief Executive Officer or President may designate.

4

        Section 308.    Assistant Officers.    Unless otherwise provided by the Board of Directors, each assistant officer shall perform such duties as shall be prescribed by the Board of Directors, Chief Executive Officer, President or the officer to whom he or she is an assistant. In the event of the absence or disability of an officer or his or her refusal to act, his or her assistant officers shall, in the order of their rank, and within the same rank in the order of their seniority, have the powers and authorities of such officer.

        Section 309.    Compensation.    Unless otherwise provided by the Board of Directors or a compensation committee, the salaries and compensation of all officers and assistant officers, except the Chairman of the Board, Chief Executive Officer and President, shall be fixed by or in the manner designated by the Chief Executive Officer.

        Section 310.    General Powers.    The officers are authorized to do and perform such corporate acts as are necessary in the carrying on of the business of the Corporation, subject always to the directions of the Board of Directors.

ARTICLE IV. PERSONAL LIABILITY AND INDEMNIFICATION

        Section 401.    Personal Liability of Directors.

        (a)   A director of this Corporation shall not be personally liable, as such, for monetary damages for any action taken, or any failure to take any action, unless:

            (i)  the director has breached or failed to perform the duties of his office under Chapter 17, Subchapter B of the Pennsylvania Business Corporation Law of 1988 (which, as amended from time to time, is hereafter called the Business Corporation Law); and

           (ii)  the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

        (b)   This Section 401 shall not apply to a director's liability for monetary damages to the extent prohibited by Section 1713(b) of the Business Corporation Law.

        Section 402.    Mandatory Indemnification.    The Corporation shall, to the fullest extent permitted by applicable law, indemnify its directors and officers who were or are a party or are threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not such action, suit or proceeding arises or arose by or in the right of the Corporation or other entity) by reason of the fact that such director or officer is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, general partner, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise (including service with respect to employee benefit plans), against expenses (including, but not limited to, reasonable attorneys' and investigation fees and costs), judgments, fines (including excise taxes assessed on a person with respect to any employee benefit plan) and amounts paid in settlement actually and reasonably incurred by such director or officer in connection with such action, suit or proceeding, except as otherwise provided in Section 404 hereof. Persons who were directors or officers of the Corporation prior to the date this Section is approved by members of the Corporation, but who do not hold such office on or after such date, shall not be covered by this Section 402. A director or officer of the Corporation entitled to indemnification under this Section 402 is hereafter called a "person covered by Section 402 hereof."

        Section 403.    Expenses.    Expenses incurred by a person covered by Section 402 hereof in defending a threatened, pending or completed civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation, except as otherwise provided in Section 404.

5

        Section 404.    Exceptions.    No indemnification under Section 402 or advancement or reimbursement of expenses under Section 403 shall be provided to a person covered by Section 402 hereof: (a) with respect to expenses or the payment of profits arising from the purchase or sale of securities of the Corporation in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended; (b) if a final unappealable judgment or award establishes that such director or officer engaged in intentional misconduct or a transaction from which the director or officer derived an improper personal benefit; (c) for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, and amounts paid in settlement) which have been paid directly to, or for the benefit of, such person by an insurance carrier under a policy of officers' and directors' liability insurance whose premiums are paid for by the Corporation or by an individual or entity other than such director or officer; and (d) for amounts paid in settlement of any threatened, pending or completed action, suit or proceeding without the written consent of the Corporation, which written consent shall not be unreasonably withheld. The Board of Directors of the Corporation is hereby authorized, at any time by resolution, to add to the above list of exceptions from the right of indemnification under Section 402 or advancement or reimbursement of expenses under Section 403, but any such additional exception shall not apply with respect to any event, act or omission which occurred prior to the date that the Board of Directors in fact adopts such resolution. Any such additional exception may, at any time after its adoption, be amended, supplemented, waived or terminated by further resolution of the Board of Directors of the Corporation.

        Section 405.    Continuation of Rights.    The indemnification and advancement or reimbursement of expenses provided by, or granted pursuant to, this Article IV shall continue as to a person who has ceased to be a member, director or officer of the Corporation, and shall inure to the benefit of the heirs, executors and administrators of such person.

        Section 406.    General Provisions.

        (a)   The term "to the fullest extent permitted by applicable law", as used in this Article IV shall mean the maximum extent permitted by public policy, common law or statute. Any person covered by Section 402 hereof may, to the fullest extent permitted by applicable law, elect to have the right to indemnification or to advancement or reimbursement of expenses, interpreted, at such person's option; (i) on the basis of the applicable law on the date this Section was approved by the shareholders; or (ii) on the basis of the applicable law in effect at the time of the occurrence of the event, act or omission giving rise to the action, suit or proceeding, or (iii) on the basis of the applicable law in effect at the time indemnification is sought.

        (b)   The right of a person covered by Section 402 hereof to be indemnified or to receive an advancement or reimbursement of expenses pursuant to Section 403 (i) may be enforced as a contract right pursuant to which the person entitled thereto may bring suit as if the provisions hereof were set forth in a separate written contract between the Corporation and such person; (ii) to the fullest extent permitted by applicable law, is intended to be retroactive and shall be available with respect to events, acts or omissions occurring prior to the adoption hereof; and (iii) shall continue to exist after the rescission or restrictive modification (as determined by such person) of any provision of this Article IV with respect to events, acts and omissions occurring before such rescission or restrictive modification is adopted.

        (c)   If a request for indemnification or for the advancement or reimbursement of expenses pursuant hereto is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation together with all supporting information reasonably requested by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim (plus interest at the prime rate announced from time to time by the Corporation's primary lending bank) and, if successful in whole or in part, the claimant shall be entitled also to be paid the expenses (including, but not limited to, attorneys' and investigation fees and costs)

6

of prosecuting such claim. Neither the failure of the Corporation (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification of or the advancement or reimbursement of expenses to the claimant is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or independent legal counsel) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.

        (d)   The indemnification and advancement or reimbursement of expenses provided by, or granted pursuant to, this Article IV shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement or reimbursement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

        (e)   Nothing contained in this Article IV shall be construed to limit the rights and powers the Corporation possesses under Chapter 17, Subchapter D of the Business Corporation Law, or otherwise, including, but not limited to, the powers to purchase and maintain insurance, create funds to secure or insure its indemnification obligations, and any other rights or powers the Corporation may otherwise have under applicable law.

        (f)    The provisions of this Article IV may, at any time (and whether before or after there is any basis for a claim for indemnification or for the advancement or reimbursement of expenses pursuant hereto), be amended, supplemented, waived, or terminated, in whole or in part, with respect to any person covered by Section 402 hereof by a written agreement signed by the Corporation and such person.

        (g)   The Corporation shall have the right to appoint the attorney for a person covered by Section 402 hereof, provided such appointment is not unreasonable under the circumstances.

        Section 407.    Optional Indemnification.    The Corporation may, to the fullest extent permitted by applicable law, indemnify, and advance or reimburse expenses for, persons in all situations other than that covered by Section 402.

ARTICLE V. SHARES OF CAPITAL STOCK

        Section 501.    Authority to Sign Share Certificate.    Every share certificate of the Corporation shall be signed by the Chairman, Chief Executive Officer or the President and by the Secretary or one of the Assistant Secretaries. If the certificate is signed by a transfer agent or registrar, the signature of any officer of the Corporation on the certificate may be facsimile, engraved or printed.

        Section 502.    Lost or Destroyed Certificates.    Any person claiming a share certificate to be lost, destroyed or wrongfully taken shall receive a replacement certificate if such shareholder: (a) requests such replacement certificate before the Corporation has notice that the shares have been acquired by a bona fide purchaser; (b) files with the Corporation an indemnity bond deemed sufficient by the Board of Directors; and (c) satisfies any other reasonable requirements fixed by the Board of Directors.

        Section 503.    Uncertificated Shares.    Notwithstanding anything herein to the contrary, any or all classes and series of shares, or any part thereof, may be represented by uncertificated shares, except that shares represented by a certificate that are issued and outstanding shall continue to be represented thereby until the certificate is surrendered to the Corporation. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates. Except as otherwise required by law or regulation, the rights and obligations of the holders of shares represented by certificates and the rights and obligations of the holders of uncertificated shares of the same class or series shall be identical.

7

        Section 504.    Transfer.    Transfers of shares shall be made on the transfer records of the Corporation, if such shares are represented by certificates, upon surrender of the certificates therefor, endorsed by the person named in the certificates or by an attorney lawfully constituted in writing. If such shares are not represented by certificates, transfers of shares shall be made pursuant to such procedures as the Board of Directors shall adopt. Notwithstanding the foregoing, no transfer shall be made inconsistent with the provisions of the Uniform Commercial Code, 13 Pa.C.S. §§8101 et seq., and its amendments and supplements or other provisions of law.1

ARTICLE VI. GENERAL

        Section 601.    Fiscal Year.    The Board of Directors shall determine the fiscal year of the Corporation.

        Section 602.    Record Date.    The Board of Directors may fix any time prior to the date of any meeting of shareholders as a record date for the determination of shareholders entitled to notice of, or to vote at, the meeting, which time, except in the case of an adjourned meeting, shall be not more than ninety (90) days prior to the date of the meeting of shareholders. The Board of Directors may fix any time whatsoever (whether or not the same is more than ninety (90) days) prior to the date for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or will go into effect, as a record date for the determination of the shareholders entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares.(1)

(1)
Sections 503 and 504 were added to the Second Amended and Restated Bylaws via an amendment on August 9, 2007.

        Section 603.    Emergency Bylaws.    In the event of any emergency resulting from an attack on the United States, a nuclear disaster or another catastrophe as a result of which a quorum cannot be readily assembled and during the continuance of such emergency, the following Bylaw provisions shall be in effect, notwithstanding any other provisions of these Bylaws:

  (a)
  A meeting of the Board of Directors or of any committee thereof may be called by any officer or director upon one hour's notice to all persons entitled to notice whom, in the sole judgment of the notifier, it is feasible to notify;

  (b)
  The director or directors in attendance at the meeting of the Board of Directors or of any committee thereof shall constitute a quorum; and

  (c)
  These Bylaws may be amended or repealed, in whole or in part, by a majority vote of the directors attending any meeting of the Board of Directors, provided such amendment or repeal shall only be effective for the duration of such emergency.

        Section 604.    Severability.    If any provision of these Bylaws is illegal or unenforceable as such, such illegality or unenforceability shall not affect any other provision of these Bylaws and such other provisions shall continue in full force and effect.

ARTICLE VII. AMENDMENTS

        Section 701.    Amendment or Repeal by the Board of Directors.    Except as provided by applicable law, these Bylaws may be amended or repealed, in whole or in part, by a majority vote of the incumbent directors (as defined herein) on the Board of Directors. The term "incumbent director", as used herein, shall mean any director of the Corporation on the date hereof and any other director whose election or appointment by the Board of Directors of the Corporation, or whose nomination for election by the shareholders of the Corporation, was approved by a vote of at least a majority of the

8

directors then in office who either were directors on the date hereof or whose election or appointment or nomination for election was previously so approved.

        Section 702.    Amendment or Repeal by Shareholders.    In the case of a proposed amendment to or repeal of the Bylaws which has not previously received the approval of at least a majority of the incumbent directors of the Board of Directors, such amendment to or repeal of the Bylaws shall require the affirmative vote of the shareholders entitled to cast at least sixty-five percent (65%) of the votes entitled to be cast by all shareholders at any duly convened annual or special meeting of the shareholders. This Section 702 may be amended or repealed, in whole or in part, only by the affirmative vote of the shareholders entitled to cast at least sixty-five percent (65%) of the votes entitled to be cast by all shareholders at any duly convened annual or special meeting of the shareholders. The term "incumbent director", as used herein, shall mean any director of the Corporation on the date hereof and any other director whose election or appointment by the Board of Directors of the Corporation, or whose nomination for election by the shareholders of the Corporation, was approved by a vote of at least a majority of the directors then in office who either were directors on the date hereof or whose election or appointment or nomination for election was previously so approved.

        Section 703.    Recording Amendments.    The text of all amendments to these Bylaws shall be attached hereto, and a notation of the date of its adoption and a notation of whether it was adopted by the directors or the shareholders shall be made in Section 802 hereof.

ARTICLE VIII. ADOPTION OF BYLAWS AND RECORD OF AMENDMENTS THERETO.

        Section 801.    Adoption and Effective Date.    These Second Amended and Restated Bylaws have been adopted and approved by the Board of Directors of the Corporation on February 25, 2004. These Second and Restated Bylaws shall be effective as of February 25, 2004.

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 HEALTHAXIS INC.

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS FOR THE
2008 ANNUAL MEETING OF SHAREHOLDERS ON                        , 2008

        The undersigned shareholder of HEALTHAXIS INC., a Pennsylvania corporation (the "Company"), hereby acknowledges receipt of the official Notice of Annual Meeting of Shareholders, dated                        , 2008, and hereby appoints J. Brent Webb and Ronald K. Herbert, and each of them as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2008 Annual Meeting of Shareholders of the Company, to be held on                        ,                                     , 2008, at                        , Central Standard Time, at the offices of the Company located at 7301 North State Highway 161, Suite 300, Irving, Texas 75039, and any adjournment(s) or postponement(s) thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

        1.     To consider and vote on a proposal to approve the issuance of additional shares of the Company's common stock, shares of the Company's Series B Preferred Stock, and shares of common stock issuable upon the exercise of certain warrants and options to be assumed by the Company pursuant to the Agreement and Plan of Merger, dated as of September 5, 2008, and amended as of October 21, 2008, among the Company, Outsourcing Merger Sub, Inc., a wholly owned subsidiary of the Company and BPO Management Services, Inc.;

[      ] FOR                [      ] AGAINST                 [      ] ABSTAIN

        2.     To consider and vote on a proposal to approve the amendment to the Company's Amended and Restated Articles of Incorporation to change the name of the Company to "BPO Management Services, Inc.";

[      ] FOR                [      ] AGAINST                 [      ] ABSTAIN

        3.     To consider and vote on a proposal to approve the amendment to the Company's Amended and Restated Articles of Incorporation to permit the board of directors, at its discretion, at any time prior to the Company's next annual meeting, to effect a reverse stock split of the Company's common stock at a ratio of not less than 1 for 3 and not more than 1 for 15;

[      ] FOR                [      ] AGAINST                 [      ] ABSTAIN

        4.     To consider and vote on a proposal to approve an increase in the number of shares of the Company's common stock reserved for issuance under the 2005 Stock Incentive Plan by 3,000,000 shares;

[      ] FOR                [      ] AGAINST                 [      ] ABSTAIN

        5.     To elect five directors to serve until the next annual meeting of shareholders and until their successors are duly elected assuming the merger closes within 30 days of the annual meeting;

01 Patrick Dolan	02 James Cortens
03 Dale Paisley	04 Russell Cleveland
05 Adam Gutstein

        [      ] FOR ALL NOMINEES (except as provided to the contrary below)

  [      ] WITHHOLD AUTHORITY FOR ALL NOMINEES

        If there is any individual director with respect to whom you desire to withhold your consent, you may do so by indicating his name(s) :                                    .

  6.
  To act upon such other matters as may properly come before the meeting, including any motion to adjourn the meeting to a later time to permit further solicitation of proxies if necessary to establish a quorum or to obtain additional votes in favor of the proposals or before any postponements or adjournments thereof.

[      ] FOR                [      ] AGAINST                 [      ] ABSTAIN

        In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and at any adjournment(s) or postponement(s) thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE APPROVAL OF THE ISSUANCE OF ADDITIONAL SHARES OF THE COMPANY'S COMMON STOCK, SHARES OF THE COMPANY'S SERIES B CONVERTIBLE PREFERRED STOCK AND SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF CERTAIN WARRANTS AND OPTIONS TO BE ASSUMED BY THE COMPANY, (2) FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION EFFECTING THE NAME CHANGE OF THE COMPANY, (3) FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION EFFECTING THE REVERSE STOCK SPLIT, (4) FOR THE APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE 2005 STOCK INCENTIVE PLAN, (5) FOR THE APPROVAL OF ALL FIVE OF THE DIRECTOR NOMINEES, AND (6) TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING ANY MOTION TO ADJOURN THE MEETING TO A LATER TIME TO PERMIT FURTHER SOLICITATION OF PROXIES IF NECESSARY TO ESTABLISH A QUORUM OR TO OBTAIN ADDITIONAL VOTES IN FAVOR OF THE PROPOSALS OR BEFORE ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) or postponement(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Dated:

Signature
Signature

(This proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

QuickLinks

HEALTHAXIS INC. NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2008
IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS
Our proxy materials relating to this annual meeting (notice of meeting, proxy statement, proxy card and annual report to stockholders) will also be available on our website at www.healthaxis.com .
TABLE OF CONTENTS
SUMMARY
QUESTIONS AND ANSWERS ABOUT THE MEETINGS, THE MERGER AND THE MERGER STOCK ISSUANCE
SELECTED HISTORICAL AND PRO FORMA FINANCIAL DATA
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
THE HEALTHAXIS ANNUAL MEETING
THE SPECIAL MEETING OF BPOMS STOCKHOLDERS
HEALTHAXIS PROPOSAL 1 AND BPOMS PROPOSAL 1: THE MERGER AND THE MERGER STOCK ISSUANCE
THE MERGER AGREEMENT
SECURITY OWNERSHIP OF CERTAIN HEALTHAXIS BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
SECURITY OWNERSHIP OF CERTAIN BPOMS BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
DISSENTERS' RIGHT OF APPRAISAL
COMPARISON OF RIGHTS OF BPOMS STOCKHOLDERS AND HEALTHAXIS SHAREHOLDERS
INFORMATION ABOUT HEALTHAXIS, MERGER SUB AND BPOMS
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF HEALTHAXIS
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF BPOMS
HEALTHAXIS PROPOSAL 2: CHANGE IN CORPORATE NAME OF HEALTHAXIS
HEALTHAXIS PROPOSAL 3: APPROVAL OF HEALTHAXIS REVERSE STOCK SPLIT
HEALTHAXIS PROPOSAL 4: INCREASE IN NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE HEALTHAXIS INC. 2005 STOCK INCENTIVE PLAN
HEALTHAXIS PROPOSAL 5: ELECTION OF HEALTHAXIS DIRECTORS
INFORMATION REGARDING HEALTHAXIS' INDEPENDENT PUBLIC ACCOUNTANTS
HEALTHAXIS EXECUTIVE COMPENSATION
Summary Compensation Table
Outstanding Equity Awards at December 31, 2007
2007 Director Compensation
HEALTHAXIS EQUITY COMPENSATION PLAN INFORMATION
REPORT OF HEALTHAXIS AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
HEALTHAXIS ADVANCE NOTICE BYLAW PROVISION
BPOMS ADVANCE NOTICE BYLAW PROVISION
BPOMS PROPOSAL 2: APPROVAL OF AMENDMENT TO THE BPOMS 2007 STOCK INCENTIVE PLAN
BPOMS EXECUTIVE COMPENSATION
BPOMS EQUITY COMPENSATION PLAN INFORMATION
HEALTHAXIS SHAREHOLDER PROPOSALS
HEALTHAXIS HOUSEHOLDING INFORMATION
WHERE YOU CAN FIND MORE INFORMATION; INCORPORATION BY REFERENCE
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
BPO Management Services, Inc. Unaudited Pro Forma Combined Balance Sheet As of June 30, 2008 (Dollars in thousands except share data)
BPO Management Services, Inc. Unaudited Pro Forma Combined Statement of Operations Year Ended December 31, 2007 (Dollars in thousands except share data)
BPO Management Services, Inc. Unaudited Pro Forma Combined Statement of Operations Six Months Ended June 30, 2008 (Dollars in thousands except share data)
HEALTHAXIS AND BPOMS NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
INDEX TO FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm
Healthaxis Inc. and Subsidiaries Consolidated Balance Sheets (Dollars in thousands except share data)
Healthaxis Inc. and Subsidiaries Consolidated Statements of Operations (Dollars in thousands except share data)
Healthaxis Inc. and Subsidiaries Consolidated Statements of Changes in Stockholders' Equity (Dollars and shares in thousands)
Healthaxis Inc. and Subsidiaries Consolidated Statements of Cash Flows (Dollars in thousands)
Healthaxis Inc. and Subsidiaries Notes To Consolidated Financial Statements
Healthaxis Inc. and Subsidiaries Consolidated Balance Sheets (In thousands except share and per share data) (Unaudited)
Healthaxis Inc. and Subsidiaries Consolidated Statements of Operations (In thousands, except share and per share data) (Unaudited)
Healthaxis Inc. and Subsidiaries Consolidated Statements of Cash Flows (In thousands) (Unaudited)
Healthaxis Inc. and Subsidiaries Notes to Unaudited Consolidated Financial Statements June 30, 2008
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2007
BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued) FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES Notes to Consolidated Financial Statements For the Years Ended December 31, 2007 and 2006
Report of Independent Registered Public Accounting Firm
BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES Consolidated Balance Sheet December 31, 2006
BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES Consolidated Statements of Operations
BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES Consolidated Statements of Stockholders' Equity and Comprehensive Loss for the period July 26, 2005 to December 31, 2006
BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES Consolidated Statements of Stockholders' Equity and Comprehensive Loss for the period July 26, 2005 to December 31, 2006 (Continuation)
BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES Consolidated Statements of Cash Flows
BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES Consolidated Statements of Cash Flows (Continuation)
BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES Notes to Consolidated Financial Statements Year Ended December 31, 2006 and For the Period July 26, 2005 to December 31, 2005
BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2008 AND DECEMBER 31, 2007
BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007 (Unaudited)
BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007 (Unaudited)
BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS JUNE 30, 2008
  Annex A
AGREEMENT AND PLAN OF MERGER HealthAxis Inc., Outsourcing Merger Sub, Inc., and BPO Management Services, Inc. Dated as of September 5, 2008
TABLE OF CONTENTS
AGREEMENT AND PLAN OF MERGER
RECITALS
AGREEMENT
ARTICLE 1 DEFINITIONS, SCHEDULES AND EXHIBITS
ARTICLE 2 DESCRIPTION OF THE TRANSACTIONS
ARTICLE 3 CONVERSION OF SECURITIES
ARTICLE 4 EXCHANGE OF SHARES
ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF BPOMS
ARTICLE 6 REPRESENTATIONS AND WARRANTIES OF HEALTHAXIS AND MERGER SUB
ARTICLE 7 COVENANTS AND OTHER AGREEMENTS
ARTICLE 8 CONDITIONS
ARTICLE 9 TERMINATION
ARTICLE 10 GENERAL PROVISIONS
  Annex B
AMENDMENT TO AGREEMENT AND PLAN OF MERGER
RECITALS
AGREEMENT
  Annex C
  Annex D
  Annex E
SCHEDULE A
Annex A Irrevocable Proxy
  Annex F
FORM OF BPO MANAGEMENT SERVICES, INC. VOTING AGREEMENT
SCHEDULE A
Annex A Irrevocable Proxy
  Annex G
CERTIFICATE OF DESIGNATION OF THE RELATIVE RIGHTS AND PREFERENCES OF THE SERIES B CONVERTIBLE PREFERRED STOCK OF HEALTHAXIS INC.
  Annex H
ARTICLES OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF HEALTHAXIS INC.
  Annex I
ARTICLES OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF HEALTHAXIS INC.
  Annex J
FIRST AMENDMENT TO THE HEALTHAXIS INC. 2005 STOCK INCENTIVE PLAN
  Annex K
  Annex L
ARTICLE 1 PURPOSE OF THE PLAN
ARTICLE 2 DEFINITIONS
ARTICLE 3 SHARES SUBJECT TO AWARDS
ARTICLE 4 ELIGIBILITY AND ADMINISTRATION
ARTICLE 5 OPTIONS
ARTICLE 6 MISCELLANEOUS
HEALTHAXIS INC. Amended and Restated Articles of Incorporation
  Annex N
HEALTHAXIS INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2008 ANNUAL MEETING OF SHAREHOLDERS ON , 2008